Execution Copy

SETTLEMENT AGREEMENT

SETTLEMENT AGREEMENT (the “Agreement”), dated as of May 21, 2010, by and among (a) Washington Mutual, Inc. (“WMI”) and WMI Investment Corp. (“WMIIC” and, collectively with WMI, the “Debtors”), (b) JPMorgan Chase Bank, N.A. (“JPMC” and, collectively with those of JPMC’s affiliates that have filed proofs of claim against the Debtors and the Debtors’ chapter 11 estates or that are Acquisition JPMC Entities, as defined below, the “JPMC Entities”), (c) Federal Deposit Insurance Corporation, in its capacity as receiver for Washington Mutual Bank (“FDIC Receiver”), (d) Federal Deposit Insurance Corporation, in its corporate capacity (“FDIC Corporate”), (e) Appaloosa Management L.P. (“Appaloosa”), on behalf of Appaloosa Investment L.P. I, Palomino Fund Ltd., Thoroughbred Fund, L.P., and Thoroughbred Master Ltd. (collectively, and with Appaloosa, the “Appaloosa Parties” and each, an “Appaloosa Party”), (f) Centerbridge Partners, L.P. (“Centerbridge”), on behalf of Centerbridge Credit Advisors, LLC and Centerbridge Special Credit Advisors, LLC (collectively, and with Centerbridge, the “Centerbridge Parties,” and each, a “Centerbridge Party”), (g) Owl Creek Asset Management, L.P. (“Owl Creek”), on behalf of Owl Creek I, L.P., Owl Creek II, L.P., Owl Creek Overseas Fund, Ltd., Owl Creek Socially Responsible Investment Fund, Ltd., Owl Creek Asia I, L.P., Owl Creek Asia II, L.P., and Owl Creek Asia Master Fund, Ltd. (collectively, and with Owl Creek, the “Owl Creek Parties” and each, an “Owl Creek Party”), (h) Aurelius Capital Management, LP (“Aurelius”), on behalf of Aurelius Capital Partners, LP and Aurelius Investment, LLC and other managed fund entities (collectively, and with Aurelius, the “Aurelius Parties” and each, an “Aurelius Party”) and (i) the official committee of unsecured creditors appointed in the Debtors’ chapter 11 cases (the “Creditors’ Committee”).  The signatories hereto are referred to hereinafter collectively as the “Parties” or individually as a “Party”.  Capitalized terms used but not otherwise defined herein shall have the meanings set forth in Article I below.

RECITALS

A.           On September 25, 2008, the Office of Thrift Supervision (the “OTS”), by order number 2008-36, closed Washington Mutual Bank (“WMB”), appointed the FDIC Receiver as receiver for WMB and advised that the FDIC Receiver was immediately taking possession of WMB’s assets.

B.            On or about September 25, 2008, the FDIC Receiver, FDIC Corporate and JPMC entered into that certain Purchase and Assumption Agreement, Whole Bank, dated September 25, 2008, as amended, modified or supplemented prior to the date hereof (the “Purchase and Assumption Agreement”).  JPMC has asserted various claims for indemnity against each of the FDIC Receiver and FDIC Corporate arising from the Purchase and Assumption Agreement, including, but not limited to, (1) claims for indemnity for and against any and all potential losses, claims or liabilities arising from or related to the mortgage origination and sale/securitization activities of WMB and its affiliates, including, without limitation, liabilities associated with the Complaint filed in the litigation styled Deutsche Bank National Trust Co. v. FDIC, No.

09-cv-01656 (RMC), currently pending in the D.C. District Court, as defined below, and (2) other claims for indemnity under Section 12.1(a)(9) of the Purchase and Assumption Agreement.

C.            On September 26, 2008 (the “Petition Date”), each of the Debtors filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code, as amended (the “Bankruptcy Code”), with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  By order, dated October 3, 2008, the Debtors’ chapter 11 cases are being jointly administered and are styled as In re Washington Mutual, Inc., et al., No. 08-12229 (MFW) (the “Chapter 11 Cases”).

D.            On December 30, 2008, the Debtors filed with the FDIC Receiver a proof of claim against WMB’s receivership (the “Receivership” and, collectively with the FDIC Receiver and FDIC Corporate, sometimes hereinafter referred to as the “FDIC Parties”), asserting claims on behalf of the Debtors’ chapter 11 estates (the “Debtors’ Claims”).  By letter, dated January 23, 2009, and entitled “Notice of Disallowance”, the FDIC Receiver disallowed the Debtors’ Claims.

E.             On March 20, 2009, the Debtors commenced litigation (the “WMI Action”) against the FDIC by filing a Complaint, styled Washington Mutual, Inc. and WMI Investment Corp. v. FDIC, Case No. 09-00533, in the United States District Court for the District of Columbia (the “D.C. District Court”), challenging the FDIC Receiver’s disallowance of the Debtors’ Claims, and asserting, among other claims, a claim for the Disputed Accounts, as defined below, as deposits and several causes of action to avoid preferential or fraudulent transfers pursuant to the Bankruptcy Code and other applicable federal and state laws.  On June 11, 2009, FDIC Corporate filed a motion to dismiss the claims asserted against FDIC Corporate and the FDIC Receiver filed an answer and counterclaims asserting claims against the Debtors and a motion to dismiss certain aspects of the Debtors’ complaint in the WMI Action.  On July 13, 2009, the FDIC Receiver amended its counterclaims and added JPMC as an additional counterclaim defendant.  JPMC and certain holders of funded indebtedness of WMB (collectively, the “Bank Creditors”) have intervened, and the Creditors’ Committee has moved to intervene, in the WMI Action.  By order, dated January 7, 2010, the D.C. District Court ordered, among other things, that all proceedings in the WMI Action shall be stayed pending a determination by the Bankruptcy Court in the JPMC Action and the Turnover Action, each as defined below, as well as any pending or subsequent appeals.

F.             On March 24, 2009, JPMC commenced litigation against the Debtors by filing a Complaint, styled JPMorgan Chase Bank, N.A. v. Washington Mutual, Inc., et al., Adversary Pro. No. 09-5-50551(MFW), in the Bankruptcy Court, asserting claims against the Debtors with respect to assets that JPMC claims to have acquired pursuant to the Purchase and Assumption Agreement (the “JPMC Action”) and named the FDIC Receiver as an additional defendant.  On May 29, 2009, the Debtors filed an answer and counterclaims.  JPMC filed a motion to dismiss such counterclaims, which motion was denied by the Bankruptcy Court on August 24, 2009.  The Creditors’ Committee and the Bank Creditors have intervened in the JPMC Action.

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G.             On April 27, 2009, the Debtors commenced litigation against JPMC by filing a Complaint, styled Washington Mutual, Inc. et al. v. JPMorgan Chase Bank, N.A., Adversary Pro. No. 09-50934(MFW), in the Bankruptcy Court, seeking to recover the Disputed Accounts (the “Turnover Action”).  JPMC filed a motion to dismiss the Turnover Action, which motion to dismiss was denied by the Bankruptcy Court on June 24, 2009.  On July 6, 2009, JPMC filed an answer, counterclaims and a crossclaim that named the FDIC Receiver as an additional defendant in the Turnover Action.  On July 27, 2009, the FDIC Receiver filed an answer to JPMC’s crossclaim.  On August 11, 2009, JPMC filed an amended answer and counterclaims, which also named the FDIC Receiver as a counterclaim defendant.  On August 20, 2009, the FDIC Receiver filed an answer to JPMC’s amended counterclaims.  By motion, dated May 19, 2009 (the “SJ Motion”), the Debtors sought entry of an order granting summary judgment in their favor and directing turnover of the Disputed Accounts to WMI.  A hearing to consider the SJ Motion was held on October 22, 2009 and the matter is sub judice.  The Creditors’ Committee and the Bank Creditors have intervened in the Turnover Action.

H.            On June 24, 2009, the Bankruptcy Court denied motions by the FDIC Receiver and JPMC to stay or dismiss the Turnover Action and the JPMC Action in favor of proceedings before the D.C. District Court in the WMI Action (the “Bankruptcy Stay Motions”).  The Bankruptcy Stay Motions are the subject of pending appeals or, in the alternative, motions for leave to appeal to the United States District Court for the District of Delaware (the “Delaware District Court”) and to a motion by the FDIC Receiver for certification for immediate appeal to the United States Court of Appeals for the Third Circuit.

I.              By order, dated January 30, 2009 (the “Bar Date Order”), the Bankruptcy Court established March 31, 2009, at 5:00 p.m. (Eastern Time) (the “Bar Date”), as the date and time by which all proofs of claim against the Debtors and their chapter 11 estates must be filed with the Bankruptcy Court in the manner and form set forth in the Bar Date Order.

J.             On or prior to the Bar Date, JPMC and certain of the other JPMC Entities filed proofs of claim against the Debtors and their chapter 11 estates (collectively, the “JPMC Claims”), which JPMC Claims are listed on Exhibit “A” hereto.  As of the date hereof, the Debtors have not interposed a substantive objection to the JPMC Claims.

K.            On or prior to the Bar Date, the FDIC Receiver filed the following proof of claim against the Debtors and their chapter 11 estates (collectively, the “FDIC Claim”):

Claimant	Claim No.	Debtor	Claim Amount
Federal Deposit Insurance Corporation, as Receiver for Washington Mutual Bank	2140	WMI	Unliquidated

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As of the date hereof, the Debtors have not interposed a substantive objection to the FDIC Claim.

L.             Proofs of claim have been filed, timely or otherwise, against the Debtors and their chapter 11 estates by holders, including the Bank Creditors, of funded indebtedness against WMB (collectively, the “Bank Bondholder Claims”), which Bank Bondholder Claims are listed on Exhibit “B” hereto.  The Debtors, as joined by the Creditors’ Committee, have interposed an objection to the Bank Bondholder Claims.

M.            Each of the Appaloosa Parties, the Centerbridge Parties, the Owl Creek Parties and the Aurelius Parties manage funds (such funds together with the Appaloosa Parties, the Centerbridge Parties, the Owl Creek Parties and the Aurelius Parties are sometimes hereinafter collectively referred to as the “Settlement Note Holders”) which hold, as of the date hereof, among other assets, claims against and/or equity interests in the Debtors and/or their chapter 11 estates (collectively, the “Settlement Note Holdings”), including, without limitation, the REIT Series, all as set forth on Exhibit “C” annexed hereto.  On or prior to the Bar Date, proofs of claim or interests were filed relating to the Settlement Note Holdings held as of the date such proofs of claim were filed.

N.            The Debtors have provided each of the Settlement Note Holders, and each of the Settlement Note Holders acknowledges that it has received, information and documentation necessary and sufficient to address the merits of the transactions contemplated herein and the execution and delivery of this Agreement.

O.            From and after the Petition Date, the Debtors and JPMC have cooperated to, among other things, (1) determine the respective ownership of assets and responsibility for any corresponding liabilities, (2) facilitate the Debtors’ distillation of financial information and (3) prepare and file, with the assistance of the FDIC Receiver, consolidated tax returns for WMI, WMB and certain of their respective subsidiaries and Affiliates.

P.             By order, dated June 24, 2009, the Bankruptcy Court authorized and permitted the Debtors to conduct discovery pursuant to Rule 2004 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) in order to facilitate the Debtors’ inquiry into the existence of potential additional claims and causes of action of the Debtors and the Debtors’ chapter 11 estates against JPMC (the “Rule 2004 Inquiry”).  By order, dated February 16, 2010, the Bankruptcy Court denied, without prejudice, the Debtors’ request to obtain discovery pursuant to Rule 2004 from certain entities and individuals.

Q.            The WMI Entities and the JPMC Entities resolved all issues among them relating to the treatment of WaMu Savings Plan and, by order, dated July 27, 2009, the Bankruptcy Court approved such agreement and directed the amendment of the JPMC Action to remove claims and causes of action associated therewith.

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R.             By order, dated December 2, 2009, the Bankruptcy Court granted JPMC’s Motion to Compel the Washington Mutual, Inc. Noteholders Group to Comply with Rule 2019 of the Federal Rules of Bankruptcy Procedure.  On December 14, 2009, the WMI Noteholders Group filed a notice of appeal therefrom (the “Rule 2019 Appeal”).

S.             On December 15, 2009, counsel for WMI sent two letters, entitled (1) “Freedom of Information Act Request” and (2) “Expedited Request for FDIC Exempt Records and Information” (collectively, the “Record Requests”).  The FOIA/PA Group of FDIC Corporate closed the Freedom of Information Act Request, FDIC Log No. 09-2053, on February 17, 2010.

T.            Contemporaneous with the execution and delivery of this Agreement, the Debtors have filed with the Bankruptcy Court that certain Second Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated May 21, 2010 (as the same may be amended or modified from time to time in accordance with the terms hereof and thereof, the “Plan”) and a disclosure statement in connection therewith (the “Disclosure Statement”).

U.            The Parties have concluded that because of, among other things, the complexity, inherent delay and substantial expense of litigating the issues associated with the WMI Action, the JPMC Action, the Turnover Action, the Rule 2004 Inquiry, the Debtors’ Claims, the JPMC Claims, the Bankruptcy Stay Motions and the appeals therefrom, the FDIC Claim and the asserted transfer of the Trust Preferred Securities and the consequent issuance of the REIT Series, each as defined below, the length of time necessary to resolve each of the issues presented therein, the complexity and uncertainty involved and the concomitant disruption to the Debtors’ efforts to generate distributions for the benefit of the Debtors’ creditors and of the FDIC Receiver’s efforts to resolve matters with respect to the Receivership, it is in their respective best interests to resolve their disputes and related matters on the terms set forth in this Agreement and as embodied in the Plan.  The Debtors further believe that the compromise and settlement provided herein is fair and reasonable, and in the best interests of the Debtors, the Debtors’ estates and their creditors.

NOW, THEREFORE, the Parties, in consideration of the promises, covenants and agreements herein described and for other good and valuable consideration acknowledged by each of them to be satisfactory and adequate, and intending to be legally bound, do hereby mutually agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1.            Recitals.  The recitals set forth above are incorporated by reference and are explicitly made a part of this Agreement.

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Section 1.2.            Definitions.  The following definitions shall apply to and constitute part of this Agreement and all schedules, exhibits and annexes hereto:

“Acquisition JPMC Entities” shall mean JPMC in its capacity as the “Acquiring Bank” pursuant to the Purchase and Assumption Agreement and each former subsidiary of WMB acquired pursuant to the Purchase and Assumption Agreement (including each entity into which such former subsidiary may have been merged, consolidated or liquidated), together with JPMC in its capacity as the “Purchaser” pursuant to the Purchase and Assumption Agreement.

“Actions” shall mean, collectively, the WMI Action, the JPMC Action, the Turnover Action, the Record Requests, the Rule 2004 Inquiry and the Bankruptcy Stay Motions, together with any and all appeals therefrom, the Rule 2019 Appeal and any proceeding arising from the motions, dated June 23, 2009, to withdraw the reference for the WMI Action and the JPMC Action, respectively.

“Admin Account” shall mean that certain account, Account No. xxxxxx1206, maintained by WMI at WMB and having a balance as of the Petition Date in the approximate amount of Fifty Two Million Six Hundred Thousand Dollars ($52,600,000.00).

“Affiliate” shall mean, with respect to any specified entity, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified entity.

“Affiliate Managed Fund” shall mean, with respect to any specified entity, a fund, money market account, investment account or other account managed, directly or indirectly by such entity, by an Affiliate of such entity, by such entity’s investment manager, or by an Affiliate of such investment manager.

“Affiliated Banks” shall mean WMB and Washington Mutual Bank fsb (“FSB”).

“Allowed Claim” shall have the meaning ascribed to it in the Plan.

“American Savings Litigation” shall mean that certain litigation styled American Savings Bank, F.A. v. United States, No. 92-872C, currently pending in the United States Court of Federal Claims.

“Anchor Litigation” shall mean that certain litigation styled Anchor Savings Bank, FSB v. United States, No. 95-39C, pending in the United States Court of Federal Claims, and as an appeal in the United States Court of Appeals for Federal Circuit as Anchor Savings Bank, FSB v. United States, No. 2008-5175, -5182.

“Assumed Liabilities” shall mean, collectively, and except as otherwise set forth in this Agreement, the obligations, undertakings and liabilities expressly

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assumed by JPMC and the Acquisition JPMC Entities herein, as follows:  (a) to the extent payment or performance of such liability or obligation arising from or relating to the period from and after the Effective Date, all obligations, undertakings and liabilities relating to such payment or performance, and (b) to the extent payment or performance of such liability or obligation was due during the period prior to the Effective Date, all obligations, undertakings and liabilities relating to such payment or performance to the extent of, and in the amounts of, the contractual obligations, undertakings and liabilities arising from or relating to such obligations, undertakings and liabilities; provided, however, that, for purposes of clause (b) above, or to the extent that the delay in payment or performance thereof was due to the actions or inactions, as the case may be, of the WMI Entities, “Assumed Liabilities” shall not include (i) any damages or compensation for any default, failure to perform or delay in the performance or payment of any obligations, undertakings, or liabilities in connection with such assets or agreements, whether or not provided for in any agreement, document, applicable provision of law or otherwise, (ii) any damages, losses, liabilities, claims or causes of action that are based in tort or on any statute, regulation, rule or principle of applicable or common law or promulgated by governmental or regulatory authority or agency, or that otherwise are extra contractual, or (iii) any special, exemplary, consequential or punitive damages.

“BKK Litigation” shall mean that litigation styled California Dep’t. of Toxic Substances Control, et al. v. American Honda Motor Co, Inc., et al., No. CV05-7746 CAS (JWJ), currently pending in the United States District Court for the Central District of California.

“Bond Indemnity” shall mean that certain General Agreement of Indemnity, dated as of June 14, 1999, executed and delivered by WMI in connection with the issuance of the Bonds.

“Bonded Obligations” shall mean, collectively, those liabilities with respect to which the Bonding Companies issued the Bonds, whether or not such obligations are contingent, unliquidated or disputed.

“Bonding Companies” shall mean, collectively, Safeco Insurance Company and each other insurance or bonding company that issued Bonds pursuant to the Bond Indemnity.

“Bonds” shall mean the bonds issued by the Bonding Companies on behalf of one or more of the Affiliated Banks or their Affiliates, each as identified on Exhibit “D” hereto, together with the numbers of the respective proofs of claim which have been filed with the Bankruptcy Court in connection therewith.

“Business Day” shall mean a day other than a Saturday, a Sunday or any other day on which commercial banks in New York, New York are required or authorized to close by law or executive order.

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“Buus Litigation” shall mean that certain litigation styled Buus v. Washington Mutual Pension Plan, et al., No. 07-CV-903 (MJP), currently pending in the United States District Court for the Western District of Washington.

“Claims” shall mean any and all claims, causes of action, liabilities, obligations, undertakings, damages, losses or other rights or remedies, whether at law or in equity, including, without limitation, all “claims” as defined in section 101(5) of the Bankruptcy Code.

“Confirmation Order” shall mean the order of the Bankruptcy Court confirming the Plan in accordance with section 1129 of the Bankruptcy Code, approving the compromise and settlement set forth in this Agreement and directing the consummation of the transactions contemplated herein, which order shall be in form and substance reasonably satisfactory to the Debtors, JPMC, the FDIC Receiver, FDIC Corporate, the Settlement Note Holders and the Creditors’ Committee.

“Disputed Accounts” shall mean the amounts and intercompany balances identified with the account numbers set forth on Exhibit “E” hereto.

“Effective Date” shall mean the first (1st) Business Day after the date on which all conditions to effectiveness set forth in Section 7.2 hereof shall have been satisfied or, to the extent not satisfied, waived in writing, in whole or in part, by each of the Parties.

“ERISA Litigation” shall mean that certain litigation styled In re Washington Mutual, Inc. ERISA Litigation, No. C07-1874 (MJP), currently pending in the United States District Court for the Western District of Washington.

“FDIC Escrow Account” shall mean the account established pursuant to the terms and conditions set forth in the Escrow Agreement attached hereto as Exhibit “F”.

“FDIC Order of Investigation” shall mean any “Order of Investigation” (or similarly titled investigative or regulatory action or proceeding) issued or commenced by, or in the name of, the FDIC Receiver or FDIC Corporate (as the case may be) pursuant to applicable provisions of the Federal Deposit Insurance Act, as amended, (including 12 U.S.C. §1818(n) and 12 U.S.C. §1821(d)(2)(l)) relating to any actual or potential investigation based upon, arising from, or in connection with the acts of former officers, directors, advisors and service providers of WMB or FSB (or their respective predecessors, successors or assigns).  Without in any way limiting the foregoing, for purposes of this definition, subject matters covered by any such “Order of Investigation” shall include, but not be limited to, (a) compliance (or non-compliance) with applicable banking laws, rules and regulations, (b) fraudulent practices related to WMB’s retail banking, mortgage lending, small business lending and credit card operations and activities, (c) employee compensation and benefit arrangements, (d) the capitalization or under-capitalization of WMB, as the case may be, (e) the improper payment of dividends

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or other payments by WMB or FSB, as the case may be, to WMI and (f) general allegations of fraud, breach of duty or gross negligence.

“FDIC Stay Relief Motion” shall mean the motion, dated November 4, 2009, filed by the FDIC Receiver in the Bankruptcy Court seeking relief from the automatic stay pursuant to section 362 of the Bankruptcy Code in order to exercise rights pursuant to Section 9.5 of the Purchase and Assumption Agreement.

“Final Order” shall mean an order or judgment of the Bankruptcy Court or other court of competent jurisdiction with respect to the applicable subject matter which has not been reversed, stayed, modified or amended and as to which (a) any right to appeal or seek certiorari, review, reargument, stay or rehearing has expired and no appeal or petition for certiorari, review, reargument, stay or rehearing is pending, or (b) an appeal has been taken or petition for certiorari, review, reargument, stay or rehearing has been filed and (i) such appeal or petition for certiorari, review, reargument, stay or rehearing has been resolved by the highest court to which the order or judgment was appealed or from which certiorari, review, reargument, stay or rehearing was sought or (ii) the time to appeal further or seek certiorari, review, reargument, stay or rehearing has expired and no such further appeal or petition for certiorari, review, reargument, stay or rehearing is pending; provided, however, that the possibility that a motion pursuant to Rule 60 of the Federal Rules of Civil Procedure or Bankruptcy Rule 9024 may be filed relating to such order shall not cause such order to not be a Final Order.

“Group” shall mean (a) for U.S. federal income Tax purposes, any affiliated group of corporations within the meaning of section 1504 of the IRC, and (b) for state, local or foreign Tax purposes, any group of corporations that filed (or was required to file) as a combined, unitary or consolidated group under state, local or foreign Tax laws, with respect to which, for purposes of both clause (a) and clause (b) hereof, (i) any of the WMI Entities (or any predecessors thereof) is or was a member and (ii) WMB (or any predecessor thereof) or any subsidiary of WMB (or any predecessor thereof) as of September 24, 2008 is or was also a member.

“Group Taxes” shall mean any Taxes of the Group, as well as any Taxes imposed by the State of California in 2008 on any member of the U.S. consolidated group of which WMI was the common parent, whether imposed on a separate return basis, or on a combined, unitary or consolidated group basis.

“Homeownership Carryback” shall mean Section 13 of the Worker Homeownership, and Business Assistance Act of 2009.

“Homeownership Carryback Refund Amount” shall mean the amount of U.S. federal income Tax refunds of Pre-2009 Group Taxes that are solely attributable to the Homeownership Carryback less any Homeownership Refund Taxes or any decreases in refunds that would have been receivable without the Homeownership Carryback.

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“Homeownership Carryback Threshold” shall mean the amount of Net Tax Refunds that would be a receivable applying the Tax law in effect on the date of calculation, but with the provisions of the IRC amended by the Homeownership Carryback replaced by the provisions of the IRC that would be in effect if the Homeownership Carryback had not been enacted, and without taking into account any Refund Related Group Taxes in excess of the Refund Related Group Taxes that would have been incurred if the IRC had not been amended by the Homeownership Carryback.

“Homeownership Refund Taxes” shall mean Taxes imposed on the Group (or any member of the Group) that would not have been imposed on the Group (or any member of the Group) but for the receipt, by the Group, a member of the Group or any Party to this Agreement, of Tax refunds that are attributable to the Homeownership Carryback.

“IAA/FDIC” shall mean that certain letter agreement, dated November 19, 2008, between the Debtors, the Creditors’ Committee and the FDIC Receiver, as may be amended.

“IAA/JPMC” shall mean that certain Information Access Agreement, dated November 21, 2008, between the Debtors and JPMC, as amended.

“Interchange Litigation”  shall mean, collectively, that certain litigation styled (a) In re Payment Card Interchange Fee and Merchant-Discount Antitrust Litigation, Master File No. 1:05-md-1720-JG-JO, currently pending in the United States District Court for the Eastern District of New York and (b) Attridge v. Visa U.S.A. Inc. et al., Case No. CGC-04-436920, currently pending in California Superior Court.

“IRC” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

“IRS” shall mean the Internal Revenue Service.

“Issuing Trusts” shall mean Washington Mutual Preferred (Cayman) I, Washington Mutual Preferred Funding Trust I, Washington Mutual Preferred Funding Trust II, Washington Mutual Preferred Funding Trust III and Washington Mutual Preferred Funding Trust IV.

“JPMC Allowed Unsecured Claim” shall mean, collectively and in the aggregate, the claims of JPMC set forth in Section 2.22 hereof, which claims shall be classified with and treated in the same manner as other allowed general unsecured claims pursuant to the Plan; provided, however, that, in the sole and absolute discretion of the Debtors, for purposes of this Agreement and the compromise and settlement embodied herein, each Allowed Claim comprising the JPMC Allowed Unsecured Claim may be counted as a separate claim for purposes of voting to accept or reject the Plan.

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“JPMC Escrow Account” shall mean the account at JPMorgan Chase Bank, National Association, established pursuant to the terms and conditions set forth in the Escrow Agreement attached hereto as Exhibit “F”.

“Lakeview Plan” shall mean that certain Retirement Income Plan for the Salaried Employees of Lakeview Savings Bank, which plan is intended to satisfy the tax requirements of Section 401 of the IRC and is sponsored by WMI.

“Net Tax Refunds” shall mean the sum of (a) the amount of refunds of Pre-2009 Group Taxes deposited into the Refund Escrow Account plus (b) the amount of refunds of Pre-2009 Group Taxes actually received on or after the Petition Date by any Party (other than any refunds deposited in the Disputed Accounts and the WMI Accounts governed by Section 2.1 hereof), any current or future subsidiary of any Party, any entity that is or was a subsidiary of any Party at any time on or after the Petition Date, any entity that is or was an Affiliate at any time on or after the Petition Date of any Party, any successor of any Party (including, for the avoidance of doubt, any liquidating trust established pursuant to the Plan) or any member of any Group that, for whatever reason, has not been deposited in the Refund Escrow Account (treating, for all purposes under this definition of “Net Tax Refunds” and for all purposes under Section 2.4 hereof, any credit, offset or abatement of any post-2008 Group Taxes received by any person arising because of an entitlement to a refund of Pre-2009 Group Taxes as a refund of Pre-2009 Group Taxes actually received by such person), and shall be computed net of (i) any Pre-2009 Group Tax Liabilities and any contingency fee relating to such refunds, (ii) any fees and expenses described in the second-to-last sentence of Section 2.4(i) hereof and (iii) any out-of-pocket expenses incurred by WMI or JPMC after the date hereof and solely relating to services performed after the date hereof with respect to outside legal or other tax advisors (which, for the avoidance of doubt, does not include Alvarez & Marsal LLC or any of its Affiliates) that are participating in any proceeding with any Tax Authorities to resolve any issues with Pre-2009 Group Taxes.  For the avoidance of doubt, the inclusion of clause (iii) in the preceding sentence shall not reduce the amount that the FDIC Receiver would be entitled to receive pursuant to the terms and provisions of Section 2.4 hereof.

“Person” shall mean an individual, corporation, limited liability corporation, professional corporation, limited liability partnership, partnership, limited partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and any spouses, heirs, predecessors, successors, representatives or assignees of any of the foregoing.

“Plan Contribution Assets” shall mean all right, title and interest of the WMI Entities, the JPMC Entities and the FDIC Parties in and to the assets set forth on Exhibit “G” hereto.

“Pre-2009 Group Taxes” shall mean Group Taxes determined, paid or imposed with respect to taxable periods ended on or prior to December 31, 2008

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(including, for the avoidance of doubt, amounts that have been paid with respect to such period but may subsequently be refunded by a Tax Authority due to overpayment, a carryback of net operating losses, capital losses or other tax attributes, or a carryforward of net operating losses, capital losses or other tax attributes), and Refund Related Group Taxes.  For the purpose of calculations made pursuant to this Agreement, any refund of Pre-2009 Group Taxes shall include both (a) the interest component of any such refund paid by a Tax Authority and (b) any interest otherwise earned on such refund prior to the date on which such refund is deposited into the Refund Escrow Account.

“Pre-2009 Group Tax Liabilities” shall mean any and all Pre-2009 Group Taxes:

(a)     which, on or after the Petition Date, have been paid by, or on behalf of, the WMI Entities or any members of the Group (and, for the avoidance of doubt, including as “payment” the crediting or offsetting of any refunds of Pre-2009 Group Taxes against any non-Pre-2009 Group Taxes to which the WMI Entities or any members of the Group would otherwise have been entitled);

(b)     which are unpaid but have been assessed against either of the WMI Entities (including any predecessor thereof) in their individual capacity or their capacity as common parent, key corporation or the like or any members of the Group, and in each case, such assessment has become final or has been reasonably agreed to with the relevant Taxing Authority pursuant to the procedures set forth in Section 2.4 hereof; or

(c)     for which either of the WMI Entities (or any predecessor thereof) or any member of the Group is otherwise liable.

“Purchase Price” shall mean the consideration paid, sold, assigned and transferred by the Acquisition JPMC Entities pursuant to the 363 Sale and Settlement, including, without limitation, (a) the contribution and waiver of distributions with respect to the JPMC Allowed Unsecured Claim, (b) the waiver of any and all right, title and interest the Acquisition JPMC Entities may have in or to the Plan Contribution Assets being retained by the Debtors pursuant to the terms of this Agreement and the Plan, (c) the assumption of the Assumed Liabilities and (d) the payment of certain Allowed Claims pursuant to the Plan.

“Qualified Plans” shall mean, collectively, the Lakeview Plan and the WaMu Pension Plan.

“Refund Escrow Account” shall mean the account established pursuant to the terms and conditions of that certain Escrow Agreement, the form of which is attached hereto as Exhibit “F”.

“Refund Related Group Taxes” shall mean any U.S. federal income Taxes imposed on the Group or WMB, as a direct result of the allowance or receipt of any refunds, credits or offsets of Pre-2009 Group Taxes (including any interest

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component of such refunds, credits or offsets) or the carryback of any net operating losses resulting in such refunds, credits or offsets, for which a cash or equivalent payment is made to the IRS either (1) by virtue of the allowance or receipt of such refunds, credits or offsets of Pre-2009 Group Taxes, or (2) on the triggering of any negative basis in the shares of WMB at the time of a deconsolidation of WMB.  The maximum amount that shall be considered a Refund Related Group Tax under subsection (2) of this definition is the amount of U.S. federal income Taxes that would be imposed if the negative basis (if any) were no greater than the negative basis that would exist (if any) if the basis of the WMB shares held by WMI on December 31, 2008 were reduced by the total net operating losses used to offset Pre-2009 Group Taxes.

“REIT Series” shall mean, collectively, those certain (a) Series I Perpetual Non-Cumulative Fixed-To-Floating Preferred Stock, (b) Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock, (c) Series L Perpetual Non-Cumulative Fixed-To-Floating Rate Preferred Stock, (d) Series M Perpetual Non-Cumulative Fixed-To-Floating Rate Preferred Stock, and (e) Series N Perpetual Non-Cumulative Fixed-To-Floating Rate Preferred Stock.

“REIT Trust Holders” shall mean those entities which are holders of record of the REIT Series as of the record date for purposes of voting to accept or reject the Plan, including, without limitation, the Settlement Note Holders.

“Related Actions” shall mean the Actions, the Texas Litigation or any claims objection process with respect to the JPMC Claims or the FDIC Claim or any similar proceeding that could have been brought by the Parties against any Releasees in the Bankruptcy Court or such other court of competent jurisdiction prior to the date hereof.

“Released Claims” shall mean, collectively, and except as otherwise provided herein or in the Plan, (a) any and all WMI Released Claims, JPMC Released Claims, FDIC Released Claims, Settlement Note Released Claims and Creditors’ Committee Released Claims, and (b) any and all Claims released or deemed to be released pursuant to the Plan, in each case pursuant to clauses (a) and (b) above, to the extent any such Claims arise in, relate to or have been or could have been asserted (i) in the Chapter 11 Cases, the Receivership or the Related Actions, (ii) that otherwise arise from or relate to any act, omission, event or circumstance relating to any WMI Entity, or any current or former subsidiary of any WMI Entity, or (iii) that otherwise arise from or relate to the Receivership, the Purchase and Assumption Agreement, the Chapter 11 Cases, the 363 Sale and Settlement, the Plan and the negotiations and compromises set forth in this Agreement and the Plan, excluding however, in the case of clauses (a) and (b) hereof, and subject to the provisions of Section 3.8 hereof, any and all claims that the JPMC Entities and the FDIC Parties are entitled to assert against each other or any other defenses thereto pursuant to the Purchase and Assumption Agreement, which claims and defenses shall continue to be governed by the Purchase and Assumption Agreement.

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“Releasees” shall mean, collectively, the WMI Releasees, the JPMC Releasees, the FDIC Releasees, the Creditors’ Committee Releasees and the Settlement Note Releasees, each as defined below.

“Releasor” shall mean any Person that provides a release to any of the Releasees pursuant to the terms of this Agreement.

“Reorganized Debtors” shall mean WMI and WMIIC, as reorganized.

“Schedules” shall mean the schedules of liabilities, as such schedules have been or may be amended during the period up to and including the Effective Date, filed by the Debtors with the Bankruptcy Court pursuant to Rule 1007(b) of the Federal Rules of Bankruptcy Procedure.

“Tax Authority” shall mean any federal, state, local or foreign government, or agency, instrumentality or employee thereof, court or other body (if any) charged with the administration of any Law relating to Taxes.

“Tax Dispute Resolution Procedure” shall mean the procedures to be used by WMI, JPMC and the FDIC Receiver to reconcile issues associated with the calculation and estimation of Taxes, all as set forth in Section 2.4(i) hereof.

“Tax Return” shall mean any return, declaration, form, election letter, report, statement, estimates, information return, or other information filed or required to be filed with respect to any Taxes, including any schedule or attachment thereto or amendment thereof, including any claim for a Tax refund.

“Taxes” shall mean (a) all federal, state, local or foreign taxes, including, without limitation, all net income, alternative minimum, net worth or gross receipts, capital, value added, franchise, profits and estimated taxes, and (b) all interest, penalties, fines, additions to tax or additional amounts imposed by any Tax Authority or paid in connection with any item described in clause (a) hereof.

“Texas Litigation” shall mean that certain litigation styled American National Insurance Company v. FDIC, Case No. 09-1743 (RMC), currently pending in the D.C. District Court.

“363 Sale and Settlement” shall mean, collectively, the compromise and settlement set forth herein pursuant to Bankruptcy Rule 9019 and the Plan regarding, among other things, and including, without limitation, agreements with respect to the ownership of the Plan Contribution Assets and the sale, transfer and assignment pursuant to the Plan and sections 363 and 365 of the Bankruptcy Code (a) of any and all right, title and interest any of the WMI Entities may have in (i) the Trust Preferred Securities, (ii) any checks made out to or funds received by WMI, or otherwise for the benefit of the WMI Medical Plan, the JPMorgan Chase Flexible Benefits Plan for Heritage WaMu Active Employees and the JPMorgan Chase Flexible Benefits Plan for Heritage WaMu

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Retirees, (iii) the JPMC Rabbi Trusts and the JPMC Policies, as defined below, (iv) the WaMu Pension Plan and the Lakeview Plan and all of the sponsor’s interest in the assets contained in any trusts or otherwise associated with such plans, (v) the WMI Medical Plan, (vi) certain intellectual property set forth in Section 2.17 hereof, (vii) the Anchor Litigation, (viii) the Visa Shares, (ix) JPMC Wind Investment Portfolio LLC, (x) the Bonds, and (xi) certain tax refunds as set forth in Section 2.4 hereof, in the case of each of the foregoing (a)(i) through (a)(xi), to JPMC or its designee, free and clear of all liens, Claims, interests and encumbrances of any Person, other than the Claims, interests, liens and encumbrances of any JPMC Entity, if any, and (b) of any and all right, title and interest of an Acquisition JPMC Entity and any subsidiary or Affiliate of an Acquisition JPMC Entity may have in (i) HS Loan Corporation, (ii) the WMI Rabbi Trust and the WMI Policies, as defined below, (iii) the intellectual property referred to in Section 2.17 hereof, and (iv) certain tax refunds as set forth in Section 2.4 hereof, in the case of each of (b)(i) through (b)(iv) to the WMI Entities or their designee, free and clear of all liens, Claims, interests and encumbrances of any Person, other than the Claims, interests, liens and encumbrances of the WMI Entities; provided, however, that, in accordance with section 1146 of the Bankruptcy Code, the sales, transfers or assignments contemplated herein pursuant to the 363 Sale and Settlement shall not be subject to any transfer or stamp tax.

“Trust Preferred Holders” shall mean, collectively, all holders of any legal, equitable or beneficial interest in any Trust Preferred Securities, including the holders of record of any REIT Series as of the date on which the Bankruptcy Court approves the Disclosure Statement, including, without limitation, the Settlement Note Holders.

“Trust Preferred Securities” shall mean, collectively, those certain (a) Washington Mutual Preferred Funding (Cayman) I Ltd. 7.25% Perpetual Non-Cumulative Preferred Securities, Series A-1, (b) Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-Cumulative Preferred Securities, Series A-2, (c) Washington Mutual Preferred Funding Trust I Fixed-to-Floating Rate Perpetual Non-Cumulative Trust Securities, (d) Washington Mutual Preferred Funding Trust II Fixed-to-Floating Rate Perpetual Non-Cumulative Trust Securities, (e) Washington Mutual Preferred Funding Trust III Fixed-to-Floating Rate Perpetual Non-Cumulative Trust Securities, and (f) Washington Mutual Preferred Funding Trust IV Fixed-to-Floating Rate Perpetual Non-Cumulative Trust Securities.

“Unknown Claims” shall mean any Released Claim, as defined herein, that any Releasor, as defined herein, does not know or suspect to exist in his, her or its favor at the time of giving the release in this Agreement that if known by him, her or it, might have affected his, her or its settlement and release in this Agreement. With respect to any and all Released Claims, each Releasor shall expressly waive or be deemed to have waived, and by operation of the Confirmation Order shall have waived the provisions, rights and benefits of California Civil Code § 1542 (to the extent it applies herein), which provides:

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A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTORS.

Each Releasor expressly waives, and shall be deemed to have waived, and by operation of the Confirmation Order shall have waived any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law or foreign law, that is similar, comparable or equivalent in effect to California Civil Code § 1542.  The Releasors may hereafter discover facts in addition to or different from those that any of them now knows or believes to be true with respect to the subject matter of the Released Claims, but each Releasor shall expressly have and shall be deemed to have, and by operation of the Confirmation Order shall have fully, finally and forever settled and released any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, that now exist or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including conduct that is negligent, reckless, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. Each Releasor acknowledges and shall be deemed to have acknowledged, and by operation of the Confirmation Order shall have acknowledged, that the foregoing waiver was separately bargained for and a key element of the settlement of which this release is a part.

“Visa Shares” shall mean the 3.147 million Class B shares of Visa Inc. held by WMI and set forth on the Schedules and/or WMI’s books and records as of the Petition Date.

“WaMu Pension Plan” shall mean that certain WaMu Pension Plan, which plan is intended to satisfy the tax requirements of Section 401 of the IRC and is sponsored by WMI.

“WMI Accounts” shall mean the accounts as set forth on Exhibit “E” hereto that are not Disputed Accounts.

“WMI Entities” shall mean WMI, WMIIC, Ahmanson Obligation Company, H.S. Loan Corporation, Marion Insurance Company, WAMU 1031 Exchange, WM Mortgage Reinsurance Company, Inc., WM Citation Holdings, LLC, Washington Mutual Finance Group, LLC, Soundbay Leasing LLC, WMGW Delaware Holdings LLC, WMI Rainier LLC and Washington Mutual Capital Trust.

“WMI Medical Plan” shall mean Washington Mutual, Inc. Flexible Benefits Plan.

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“Washington Mutual Escrow Account” shall mean the account at Wells Fargo Bank, N.A. established pursuant to the terms and conditions set forth in the Escrow Agreement attached hereto as Exhibit “F”.

Section 1.3.            Other Terms.  Other terms may be defined elsewhere in this Agreement and, unless otherwise indicated, shall have such meaning throughout this Agreement. As used in this Agreement, any reference to any federal, state, local, or foreign law, including any applicable law, will be deemed also to refer to such law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include”, “includes”, and “including” will be deemed to be followed by “without limitation”. Pronouns in masculine, feminine, or neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement”, “herein”, “hereof”, “hereby”, “hereunder”, and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.

Section 1.4.            Interpretation.  The Parties have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement.

ARTICLE II
SETTLEMENT TERMS

Section 2.1.            WMI Accounts and Disputed Accounts.  On the Effective Date, and in partial consideration for the assets sold pursuant to the 363 Sale and Settlement, (a) the JPMC Entities and the FDIC Parties shall (i) waive any and all claims, rights and liabilities with respect to the WMI Accounts and the Disputed Accounts, including, without limitation, rights of setoff pursuant to section 553 of the Bankruptcy Code and other applicable law and (ii) take such actions, if any, as may be reasonably requested by WMI, including, without limitation, (A) filing with the Bankruptcy Court such notices or pleadings setting forth the waiver of any and all interest in the WMI Accounts and the Disputed Accounts by the JPMC Entities and the FDIC Parties and (B) seeking the dismissals referred to in Section 2.6(b) hereof, (b) the FDIC Parties shall waive and release any and all rights to seize or set off the WMI Accounts and the Disputed Accounts and any funds contained therein in accordance with Section 9.5 of the Purchase and Assumption Agreement, including, without limitation, by withdrawing, with prejudice, the FDIC Stay Relief Motion, and (c) JPMC shall pay to WMI, or such other of the WMI Entities as WMI shall designate, the amounts contained in the Disputed Accounts and the WMI Accounts as of the Effective Date, net of eighty percent (80%) of the amounts received by WMI during the period from the Petition Date up to and including the date hereof attributable to refunds of Pre-2009 Group Taxes deposited into the Disputed Accounts and the WMI Accounts (including the interest component of any such refunds and interest, if any, earned thereon), free and clear of all liens, Claims,

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interests and encumbrances of any Person.  Without limiting the generality of the foregoing, on and effective as of the Effective Date, JPMC, as successor to WMB, shall (y) release any security interest in or lien upon the Admin Account and the monies contained therein and (z) release and otherwise transfer the Admin Account and the funds contained therein in accordance with the direction of WMI.  To ensure allocation of any funds credited to the WMI Accounts and the Disputed Accounts in accordance with the terms and provisions of this Agreement, as soon as practicable following execution and delivery of this Agreement, but in no event later than five (5) Business Days subsequent hereto, JPMC shall take any and all action as is appropriate or as WMI may reasonably request to verify all amounts credited or debited to the WMI Accounts and the Disputed Accounts from and after the Petition Date and shall provide copies of all such documentation to the FDIC Receiver contemporaneously with the delivery thereof to WMI.

Section 2.2.           Deposit Account Interest.  From and after the date hereof, interest shall continue to accrue or be deemed to accrue on the balances specified for the WMI Accounts and the Disputed Accounts at the greater of (a) three (3) basis points and (b) such other amount as may be quoted by JPMC as applicable to one, three and six month rates, as selected by WMI in its sole and absolute discretion.

Section 2.3.            Trust Preferred Securities.  On and effective as of the Effective Date, and pursuant to the 363 Sale and Settlement, (a) JPMC or its designee shall be deemed to be the sole legal, equitable, and beneficial owner of the Trust Preferred Securities for all purposes, (b) the WMI Entities and the FDIC Parties shall be deemed to have sold, transferred, and assigned any and all right, title and interest the WMI Entities may have or may ever have had in the Trust Preferred Securities, free and clear of any Claims, liens, interests and encumbrances of any Person, other than the Claims, interests, liens and encumbrances of JPMC, if any, (c) any obligation of WMI to transfer the Trust Preferred Securities to WMB, including in accordance with that certain Assignment Agreement, effective as of September 25, 2008, between WMI and WMB, shall be deemed to have been fully satisfied by the contribution to WMB of the Trust Preferred Securities as of September 25, 2008 and thereafter sold and transferred to JPMC in accordance with the Purchase and Assumption Agreement, (d) WMI and the FDIC Parties consent to the sale and transfer of such obligations to JPMC and the Trust Preferred Securities shall be deemed to have been transferred by WMI to JPMC in satisfaction of such obligation as of September 26, 2008, (e) with respect to matters related to the Trust Preferred Securities, all persons and entities shall be authorized and directed to take instructions solely from JPMC or its designee with respect to those items as to which the owner is entitled to give instructions, (f) any and all persons and entities shall be authorized and directed to take necessary, proper or advisable actions and all other actions reasonably requested or instructed by JPMC to record, reflect, transfer, vest, assign, convey, and maintain, as necessary, that a transfer of the Trust Preferred Securities was made to WMI (and subsequently by WMI to JPMC) and that JPMC is the sole legal, equitable, and beneficial owner of the Trust Preferred Securities as transferee of WMI, including, without limitation, by:  (i) causing the applicable trustees, registrars,

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paying agents, depositary, and transfer agents to amend their records (including the securities registers of each Issuing Trust) to reflect a transfer of the Trust Preferred Securities to WMI and then to WMB, and to reflect JPMC as the sole legal, equitable, and beneficial owner of the Trust Preferred Securities; (ii) causing the trustees and boards of directors of the Issuing Trusts to take all necessary, proper and advisable action to reflect JPMC as the sole legal, equitable, and beneficial owner of the Trust Preferred Securities; and (iii) amending any agreements, articles, or declarations to reflect JPMC as the sole legal, equitable, and beneficial owner of the Trust Preferred Securities; and (g) all claims against the Debtors, the WMI Entities, the Acquisition JPMC Entities and the FDIC Parties with respect to the Trust Preferred Securities shall be released and withdrawn, with prejudice, including any claims under section 365(o) of the Bankruptcy Code or any priority claim under section 507(a)(9) of the Bankruptcy Code.

Section 2.4.            Tax Matters.  It is the understanding of the Parties that this Section 2.4 allocates (i) the Homeownership Carryback Refund Amount thirty-four and eight hundred twenty-two thousandths percent (34.822%) to the FDIC Receiver and sixty-five and one hundred seventy-eight thousandths (65.178%) to WMI, and (ii) all other Net Tax Refunds eighty percent (80%) to JPMC and twenty percent (20%) to WMI, and this Section 2.4 shall be interpreted in a manner consistent with this understanding.

(a)	Cooperation; Control of Tax Matters.

(i)            From and after the date hereof, WMI, JPMC and the FDIC Receiver (on behalf of WMB) shall cooperate with each other to maximize the amount of Net Tax Refunds received (which, for avoidance of doubt, includes taking such actions as necessary to ensure that net operating losses incurred in connection with Pre-2009 Group Taxes shall to the maximum extent possible be carried back in order to maximize Net Tax Refunds).  Notwithstanding anything in this Agreement or otherwise to the contrary, WMI and the FDIC Receiver (on behalf of WMB) agree to make and shall make (or cause to be made), if not already made, any elections or filings necessary to ensure that the 2008 tax year shall be the tax year of the Group to which the 5-year carryback available under Section 172(b)(1)(H)  of the Internal Revenue Code of 1986, as amended, shall apply (the “Election”).  Each of WMI and the FDIC Receiver represent that it has not made any election or filing which would make the Election invalid or inoperative in any way.

(ii)           From and after the date hereof, subject to the terms and provisions of Section 2.4(a)(iii) hereof, but without otherwise limiting the foregoing, WMI, JPMC and the FDIC Receiver shall jointly control and administer all Pre-2009 Group Tax matters, in respect of all relevant Tax years, that (x) relate to U.S. federal income tax and (y) are reasonably expected to have a material effect on the amount of Net Tax Refunds to which the FDIC Receiver is entitled under this Agreement, provided, however, that the FDIC Receiver's concurrence shall not be required with respect to any settlement offers made or accepted by WMI on or before May 21, 2010, the principal terms of which have been evidenced in writing (whether or not such offer or acceptance is conditioned upon approval of any supervising authority).  For the avoidance of doubt,

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the preceding sentence shall not apply to give the FDIC Receiver joint control of any proceedings related to any of the predecessor entities listed on Schedule 2.4(a).  WMI and JPMC shall jointly control and administer all other Pre-2009 Group Tax matters, in respect of all relevant Tax years.  From and after the date hereof, WMI, JPMC and the FDIC Receiver shall consult with and keep one another fully informed on all other Pre-2009 Group Tax matters that are jointly controlled by WMI, JPMC and the FDIC Receiver pursuant to the first sentence of this Section 2.4(a)(ii), and their ongoing discussions with the applicable Tax Authorities in respect of such Group Tax matters.  From and after the date hereof, each of WMI and JPMC shall consult with and keep each other fully informed on all other Pre-2009 Group Tax matters and its ongoing discussions with the applicable Tax Authorities, and shall, from time-to-time, inform the FDIC Receiver of the status of all other Tax proceedings relating to Net Tax Refunds.  For purposes of the foregoing, the administration of Pre-2009 Group Tax matters shall include, without limitation, the resolution of all current and pending Tax controversies (both administrative and judicial), the filing of any related carryback claims, elections, and other Tax Returns, and the entering into any other related agreements with a Tax Authority, except to the extent that such actions must be, pursuant to a legal or regulatory requirement, undertaken by the FDIC Receiver on behalf of WMB (or any subsidiary of WMB on or before September 24, 2008).  For this purpose, JPMC and WMI will each have the right to participate in any meetings or proceedings related to the resolution of any Tax controversy that relates to the resolution of Pre-2009 Group Tax matters and each Party to this Agreement agrees to execute any forms, including (but not limited to) IRS Forms 2848, to authorize such participation upon the request of either JPMC or WMI; provided, however, in deciding whether to participate in any such meeting or proceeding, JPMC will give due consideration (in consultation with WMI and the FDIC Receiver) to whether participation by JPMC in any such meeting or proceeding would, in JPMC’s sole discretion, materially adversely affect the resolution of the Pre-2009 Group Tax matters at issue and related proceedings. Similarly, the FDIC Receiver will have the right to participate in any meetings or proceedings related to the resolution of any Tax controversy that relates to the resolution of Pre-2009 Group Tax matters that are  jointly controlled by WMI, JPMC and the FDIC Receiver pursuant to the first sentence of this Section 2.4(a)(ii), and each Party to this Agreement agrees to execute any forms, including (but not limited to) IRS Forms 2848, to authorize such participation upon the request of the FDIC Receiver; provided, however, in deciding whether to participate in any such meeting or proceeding, the FDIC Receiver will give due consideration (in consultation with WMI and JPMC) to whether participation by the FDIC Receiver in any such meeting or proceeding would, in the FDIC Receiver’s sole discretion, materially adversely affect the resolution of the Pre-2009 Group Tax matters at issue and related proceedings.   Notwithstanding WMI’s and JPMC’s control over the administration of certain Pre-2009 Group Tax matters, to the extent that any of the foregoing actions must be undertaken by the FDIC Receiver as a result of a legal or regulatory requirement, then the FDIC Receiver shall take any actions that are reasonably requested by WMI and JPMC jointly with respect to Pre-2009 Group Taxes.  None of WMI, JPMC and the FDIC Receiver shall, with respect to Taxes, make or change any Tax election, change any annual Tax accounting period, adopt or change any method of Tax accounting, enter into

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any closing agreement, settle any Tax claim or assessment, surrender any right to claim a Tax refund, offset or other reduction in Tax liability, or consent to any extension or waiver of the limitations period applicable to any Tax claim or assessment relating to any Pre-2009 Group Tax matters unless it obtains the written consent of:  (x) in the case of any such action that is to be taken by WMI, JPMC and, to the extent it has joint control over with respect to the matter pursuant to the first sentence of this Section 2.4(a)(ii), the FDIC Receiver; (y) in the case of any such action that is to be taken by JPMC, WMI and, to the extent it has joint control over with respect to the matter pursuant to the first sentence of this Section 2.4(a)(ii), the FDIC Receiver; and (z) in the case of any such action that is to be taken by the FDIC Receiver, each of WMI and JPMC (which, in the case of each of (x), (y) and (z), shall not be unreasonably withheld or delayed).

(iii)          From and after the date hereof, to the extent reasonably necessary to administer and resolve any Pre-2009 Group Tax matter, (A) JPMC shall provide each of WMI and the FDIC Receiver access in a reasonable and timely manner to historic WMI or WMB employees with material knowledge of such matters who are currently employees of JPMC, and WMI shall provide each of JPMC and the FDIC Receiver access in a reasonable and timely manner to historic WMI, JPMC or WMB employees with material knowledge of such matters that are currently employees of WMI and (B) JPMC shall provide each of WMI and the FDIC Receiver, and, with respect to each of WMI and the FDIC Receiver, its officers, employees, and representatives (including, without limitation, its legal and tax advisors) with reasonable and timely access to all information, data, and documentation (including, without limitation, tax and accounting records, financial information records and financial information systems, databases, email servers, and other electronic information systems) within its possession or control and reasonably necessary to administer and resolve any Pre-2009 Group Tax matter, and WMI shall provide each of JPMC and the FDIC Receiver, and, with respect to each of JPMC and the FDIC Receiver its officers, employees, and representatives (including, without limitation, its legal and tax advisors) with reasonable and timely access to all information, data, and documentation (including, without limitation, tax and accounting records, financial information records and financial information systems, databases, email servers, and other electronic information systems) within its possession or control and reasonably necessary to administer and resolve any Pre-2009 Group Tax matter.  WMI and JPMC, respectively, shall provide such information, data, and documentation in a manner and forum reasonably convenient to each of WMI, JPMC and the FDIC Receiver, and shall permit the other Parties, through their officers, employees, and representatives, to make extracts and copies of such information, data, and documents to the extent reasonably necessary in the administration and resolution of any Pre-2009 Group Tax matter.

(iv)          Without in any way limiting the foregoing, the FDIC Receiver (on behalf of WMB) shall fully cooperate with WMI and JPMC with respect to the administration and resolution of all Pre-2009 Group Tax matters, will reasonably provide WMI, the Creditors’ Committee and JPMC, through their respective officers, employees, and representatives, the necessary information, data, and

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documentation (electronic and otherwise and notwithstanding the termination of the IAA/JPMC pursuant to Section 2.20 hereof) within its possession or control in support of such administration and resolution (including providing such documentation in a reasonable location and within a reasonable timeframe), and shall permit WMI and JPMC, through their respective officers, employees, and representatives, to make extracts and copies of such information, data, and documents to the extent reasonably necessary in the administration and resolution of any Pre-2009 Group Tax matter.  The Parties agree that any request for information that may reasonably be available both from JPMC and the FDIC Receiver shall first be requested from JPMC.

(v)           Without limiting WMI’s rights under Section 8.7 hereof, in the event WMI transfers all or part of its rights under this Section 2.4 to a liquidating trust pursuant to the Plan, WMI may assign (but is not obligated to assign) any or all of its control rights under this Section 2.4 to such liquidating trust; provided, however, that WMI shall continue to be responsible for all the liabilities and obligations of WMI under Section 2.4 of this Agreement; and, provided, further, however, that, if WMI assigns all of its rights and obligations under this Section 2.4 to a liquidating trust, WMI shall have no further liability or obligations under this Section 2.4 as long as the transfer to the liquidating trust shall not impose any additional liabilities or obligations on JPMC.

(vi)          Notwithstanding anything to the contrary in this Agreement, the FDIC Receiver may not assign its rights under this Section 2.4(a) without the prior written consent of WMI and JPMC.  Any purported assignment in violation of the preceding sentence shall be null and void.

(b)           Receipt and Distribution of Tax Refunds.  WMI, the FDIC Receiver and JPMC (as applicable, including on behalf of WMB and any subsidiary acquired by JPMC from the FDIC Receiver on behalf of WMB) shall jointly direct all Tax Authorities to pay any refunds of Pre-2009 Group Taxes to the Refund Escrow Account.  In the event that any Party, any current or future subsidiary of any Party, any entity that is or was a subsidiary of any Party at any time on or after the Petition Date, any entity that is or was an Affiliate at any time on or after the Petition Date of any Party, any successor of any Party (including, for the avoidance of doubt, any liquidating trust established pursuant to the Plan), or any member of any Group has received on or after the Petition Date or hereafter receives any refund of Pre-2009 Group Taxes (other than any refunds deposited in the Disputed Accounts and the WMI Accounts governed by Section 2.1 hereof), the relevant Party shall promptly remit or cause to be remitted the amount of such refunds to the Refund Escrow Account.  To the extent reasonably determined (as provided in Section 2.4(a)(ii) hereof) by WMI, JPMC and the FDIC Receiver jointly to be necessary for the discharge of Pre-2009 Group Tax Liabilities, WMI, JPMC and the FDIC Receiver shall jointly direct the custodian of the Refund Escrow Account to make remittances to discharge Pre-2009 Group Tax Liabilities.

(i)             As soon as practical following JPMC’s awareness that any Party, any current or future subsidiary of any Party, any entity that is or was a

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subsidiary of any Party at any time on or after the Petition Date, any entity that is or was an Affiliate at any time on or after the Petition Date of any Party, any successor of any Party (including, for the avoidance of doubt, any liquidating trust established pursuant to the Plan), or any member of any Group has received a refund of Pre-2009 Group Taxes, other than any refunds deposited in the Disputed Accounts and the WMI Accounts governed by Section 2.1 hereof (or if already received, following the Effective Date), JPMC will reasonably estimate the following amounts:

(A)        The total expected amount of Pre-2009 Group Tax Liabilities (the “Expected Pre-2009 Group Tax Liabilities”);

(B)        The Homeownership Carryback Threshold; and

(C)        The Homeownership Carryback Refund Amount.

For the avoidance of doubt, any estimated amount of the Homeownership Carryback Threshold shall be calculated net of the Expected Pre-2009 Group Tax Liabilities that have not, at the time of the calculation, been paid.

(ii)           (A)        Upon receipt of any refund of Pre-2009 Group Taxes, an amount equal to fifty percent (50%) of the interest component of such refund shall be distributed, in aggregate, as applicable to WMI, JPMC and the FDIC Receiver.  Such direct distributions shall be made in the proportion to which the refunds to which such interest relates are divided between WMI, JPMC and the FDIC Receiver under this Agreement (it being understood that such interest which relates to the Homeownership Carryback Refund Amount shall be paid thirty-four and eight hundred twenty-two thousandths percent (34.822%) to the FDIC Receiver and sixty-five and one hundred seventy-eight thousandths percent (65.178%) to WMI); all other such interest shall be paid eighty percent (80%) to JPMC and twenty percent (20%) to WMI.  Such direct distributions to WMI, JPMC and the FDIC Receiver shall be treated, for all computational purposes of this Agreement, as if such distributions were distributions to the Washington Mutual Escrow Account, the JPMC Escrow Account and the FDIC Escrow Account, respectively, and released therefrom.

(B)        At least quarterly (on or prior to each March 1, June 1, September 1 and December 1), fifty percent (50%) of all amounts earned by the Refund Escrow Account with respect to assets held in such account shall be distributed to WMI, JPMC and the FDIC Receiver in the same proportion that the Net Tax Refunds which were held in the Refund Escrow Account and generated such earnings are expected to be distributed to each of WMI, JPMC and the FDIC Receiver, as determined pursuant to the then-current adjusted estimates of the amount of Net Tax Refunds that will be received and the then-current Homeownership Carryback Threshold that are calculated under Section 2.4(b) of this Agreement and adjusted under Section 2.4(c) of this

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Agreement.  In each case, such direct distributions to WMI, JPMC and the FDIC Receiver shall be treated, for all computational purposes of this Agreement, as if such distributions were distributions to the Washington Mutual Escrow Account, JPMC Escrow Account and the FDIC Escrow Account, respectively, and released therefrom.

(iii)          Upon estimation of the amounts pursuant to Section 2.4(b)(i) hereof (subject to the Tax Dispute Resolution Procedure), and if any amounts were paid to a Tax Authority pursuant to Section 2.4(g)(iv), JPMC, WMI and the FDIC Receiver shall jointly direct the custodian of the Refund Escrow Account to pay (A) eighty percent (80%) of any amount of refund received attributable to Pre-2009 Group Taxes to JPMC, and (B) twenty percent (20%) of any amount of refund received attributable to Pre-2009 Group Taxes to WMI, in each case until the gross amounts paid by JPMC and WMI, as the case may be, pursuant to Section 2.4(g)(iv) hereof has been offset by gross amounts paid to JPMC and WMI, as the case may be, pursuant to this Section 2.4(b)(iii)  provided, however, that, if any person pursuant to this Section 2.4 shall have not made all or part of a payment required by Section 2.4(g)(iv) hereof, such person will be reimbursed pursuant to this Section 2.4(b)(iii) only up to the amount such person paid pursuant to Section 2.4(g)(iv) hereof.  Notwithstanding anything contained herein to the contrary, to the extent that any Pre-2009 Group Tax Liabilities were paid by any Party hereto (or any Affiliate of such Party) other than pursuant to Section 2.4(g) hereof, then JPMC, WMI and the FDIC Receiver shall jointly direct the custodian of the Refund Escrow Account to reimburse such amount to JPMC, WMI or the FDIC Receiver, as appropriate.

(iv)          All amounts in the Refund Escrow Account in excess of the amounts required to be paid pursuant to Sections 2.4(b)(ii) and 2.4(b)(iii) hereof shall be retained in the Refund Escrow Account until the balance of the Refund Escrow Account equals the amount of the Expected Pre-2009 Group Tax Liabilities that have not yet been paid.

(v)           Subject to Section 2.4(b)(vii) below, upon estimation of the amounts pursuant to Section 2.4(b)(i) hereof (subject to the Tax Dispute Resolution Procedure), but only after the payments of any amounts pursuant to Sections 2.4(b)(ii) and 2.4(b)(iii) hereof and after taking into account Section 2.4(b)(iv) hereof, to the extent that the net amount of refunds of Pre-2009 Group Taxes paid to the JPMC Escrow Account under this Agreement (such net amount, the “JPMC Balance”) is less than eighty percent (80%) of the Homeownership Carryback Threshold (the “JPMC Amount”), JPMC, WMI and the FDIC Receiver shall jointly direct the custodian of the Refund Escrow Account to pay eighty percent (80%) of any incremental refunds of Pre-2009 Group Taxes received to the JPMC Escrow Account, and twenty percent (20%) of any incremental refunds of Pre-2009 Group Taxes received to the Washington Mutual Escrow Account.

(vi)          Subject to Section 2.4(b)(vii) below, upon payment of the amounts required pursuant to Section 2.4(b)(v) hereof, JPMC, WMI and the FDIC

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Receiver shall jointly direct the custodian of the Refund Escrow Account to pay sixty-five and one hundred seventy-eight thousandths percent (65.178%) of any incremental refunds of Pre-2009 Group Taxes to the Washington Mutual Escrow Account and thirty-four and eight hundred twenty-two thousandths percent (34.822%) of any incremental refunds of Pre-2009 Group Taxes to the FDIC Escrow Account.

(vii)         Notwithstanding anything to the contrary in this Section 2.4 (other than Section 2.4(b)(ii)(A) hereof), any Homeownership Carryback Refund Amount shall be transferred from the Refund Escrow Account sixty-five and one hundred seventy-eight thousandths percent (65.178%) to the Washington Mutual Escrow Account and thirty-four and eight hundred twenty-two thousandths percent (34.822%) to the FDIC Escrow Account, so that the net amount of refunds of Pre-2009 Group Taxes paid to the FDIC Escrow Account shall be equal to thirty-four and eight hundred twenty-two thousandths percent (34.822%) of the Homeownership Carryback Refund Amount, and the net amount of refunds of Pre-2009 Group Taxes paid to the Washington Mutual Escrow Account under this Section 2.4(b)(vii) shall be equal to sixty-five and one hundred seventy-eight thousandths percent (65.178%) of the Homeownership Carryback Refund Amount.

(c)           Adjustments to Estimates.  As additional information becomes available about the amount of Net Tax Refunds (including whenever additional Pre-2009 Group Tax Liabilities are determined to come into existence), JPMC may, from time-to-time (and at the reasonable request of WMI or the FDIC Receiver, shall), reasonably revise its estimates of figures calculated pursuant to this Section 2.4.

(i)            Subject to Section 2.4(c)(iv) below, to the extent that, pursuant to a revised estimate calculated under this Section 2.4(c), the JPMC Balance exceeds the revised estimate of the JPMC Amount (such estimate, the “Revised JPMC Amount”), JPMC, WMI and the FDIC Receiver shall jointly direct:  (y) the custodian of the JPMC Escrow Account to debit an amount equal to such excess from the JPMC Escrow Account and (z) the custodian of the Washington Mutual Escrow Account to debit an amount equal to twenty-five percent (25%) of such excess from the Washington Mutual Escrow Account, and, in each case, to pay the amounts so debited to the Washington Mutual Escrow Account and the FDIC Escrow Account in the percentages set forth in Section 2.4(b)(vi) hereof.

(ii)           Subject to Section 2.4(c)(iv) below, to the extent that the Revised JPMC Amount exceeds the JPMC Balance, JPMC, WMI and the FDIC Receiver shall jointly direct the custodian of the Washington Mutual Escrow Account and the custodian of the FDIC Escrow Account (A) to debit an aggregate amount equal to one hundred twenty-five percent (125%) of such excess from the Washington Mutual Escrow Account and the FDIC Escrow Account in the percentages set forth in Section 2.4(b)(vi) hereof, but as to each only to the extent of the net amount previously allocated to the Washington Mutual Escrow Account and the FDIC Escrow Account, respectively, under Section 2.4(b)(vi) and Section 2.4(b)(vii) hereof (for the avoidance of doubt, taking into account all prior adjustments), and (B) to pay eighty percent (80%) of the amount so

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debited to the JPMC Escrow Account and twenty percent (20%) of the amount so debited to the Washington Mutual Escrow Account.

(iii)           Payments pursuant to this Section 2.4(c) shall be made within five (5) Business Days of the date on which the revised estimate was agreed upon, in writing by JPMC, WMI and the FDIC Receiver, or under the Tax Dispute Resolution Procedure.

(iv)           Notwithstanding anything to the contrary in this Section 2.4, (y) no adjustments shall be made to the Washington Mutual Escrow Account or the FDIC Escrow Account under this Section 2.4(c) that would reduce such accounts below the amounts that were transferred to such accounts under Sections 2.4(b)(vi) and (vii) hereof, based on a revised determination of Homeownership Carryback Refund Amount and (z) to the extent that, pursuant to such revised determination of Homeownership Carryback Refund Amount calculated pursuant to this Section 2.4(c), the Washington Mutual Escrow Account and the FDIC Escrow Account shall be entitled to additional amounts, such amounts shall be immediately transferred to the Washington Mutual Escrow Account and the FDIC Escrow Account, as applicable.

(d)           Final JPMC Amount.  Within a reasonable period of time after the date on which both JPMC and WMI reasonably believe that (i) all Net Tax Refunds, including the Homeownership Carryback Refund Amount, have been received and (ii) all Pre-2009 Group Tax liabilities have been satisfied, settled or otherwise discharged, and (iii) the final amount of Net Tax Refunds received has been determined and is not subject to change,  JPMC shall reasonably calculate a final value for the JPMC Amount (such calculated final value, the “Final JPMC Amount”), a final value for the Homeownership Carryback Threshold and a final value for the Homeownership Carryback Refund Amount.  If a Final JPMC Amount is agreed upon or determined under the Tax Dispute Resolution Procedure, then --

(i)            Subject to Section 2.4(d)(iv), to the extent that the JPMC Balance exceeds the Final JPMC Amount, JPMC, WMI and the FDIC Receiver shall jointly direct (y) the custodian of the JPMC Escrow Account to debit the JPMC Escrow Account for the amount by which the JPMC Balance exceeds the Final JPMC Amount and (z) the custodian of the Washington Mutual Escrow Account to debit the Washington Mutual Escrow Account for an amount equal to twenty-five (25%) of such excess, and, in each case, to pay the amounts so debited to the Washington Mutual Escrow Account and the FDIC Escrow Account in the percentages set forth in Section 2.4(b)(vi) hereof.

(ii)           Subject to Section 2.4(d)(iv), to the extent that the Final JPMC Amount exceeds the JPMC Balance, JPMC, WMI and the FDIC Receiver shall jointly direct the custodian of the Washington Mutual Escrow Account and the custodian of the FDIC Escrow Account (A) to debit an aggregate amount equal to one hundred twenty-five percent (125%) of the amount by which the Final JPMC Amount exceeds the JPMC Balance, from the Washington Mutual Escrow Account and the FDIC

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Escrow Account in the percentages set forth in Section 2.4(b)(vi) hereof, but as to each only to the extent of the net amount previously allocated to the Washington Mutual Escrow Account and the FDIC Escrow Account, respectively, under Section 2.4(b)(vi), Section 2.4(b)(vii) and Section 2.4(c)(i) hereof (for the avoidance of doubt, taking into account all prior adjustments), and (B) to pay eighty percent (80%) of the amount so debited to the JPMC Escrow Account and twenty percent (20%) of the amount so debited to the Washington Mutual Escrow Account; and

(iii)          The payments to be made pursuant to this Section 2.4(d) shall be made within five (5) Business Days of the date on which the calculations made pursuant to this Section 2.4(d) are finalized.

(iv)          Notwithstanding anything to the contrary in this Section 2.4, (y) no adjustments shall be made to the Washington Mutual Escrow Account or the FDIC Escrow Account under this Section 2.4(d) that would reduce such accounts below the amount that would be transferred to such accounts under Section 2.4(b)(vii) hereof, based on the final determination of Homeownership Carryback Refund Amount and (z) to the extent that, pursuant to such revised determination of Homeownership Carryback Refund Amount calculated pursuant to this Section 2.4(d), the Washington Mutual Escrow Account and  the FDIC Escrow Account shall be entitled to additional amounts, such amounts shall be immediately transferred to the Washington Mutual Escrow Account and the FDIC Escrow Account, as applicable.

(e)           Calculations and Estimates.  JPMC shall in a reasonable time (and in case of a revised calculation or estimate, within ten (10) Business Days) provide such calculations or estimates undertaken pursuant to this Section 2.4 and the underlying data, substantiation and computations to each of WMI and the FDIC Receiver for review.  Each of WMI and the FDIC Receiver shall have a reasonable period to review any such calculations or estimates and such underlying items.  WMI, JPMC and the FDIC Receiver shall endeavor in good faith to resolve any differences regarding any calculation or estimate undertaken pursuant to this Section 2.4 without delay.  To the extent WMI, JPMC and the FDIC Receiver are unable to resolve any differences regarding a calculation or estimate undertaken pursuant to this Section 2.4, the Parties shall utilize the Tax Dispute Resolution Procedure.

(f)            Tax Expenses.  Except as otherwise provided herein, each of WMI, JPMC and the FDIC Receiver shall be responsible for its own expenses (including, without limitation, all of its outside advisors) incurred in connection with the pursuit or receipt of any refund, credit, offset or abatement of Pre-2009 Group Taxes.

(g)            Payment of Pre-2009 Group Tax Liabilities.  If, pursuant to the procedure detailed in Section 2.4(a) hereof, it is reasonably determined that an amount of Pre-2009 Group Taxes should be paid or a claim for any amount of Pre-2009 Group Taxes should be settled, and funds are available in the Refund Escrow Account to pay part or all of such Pre-2009 Group Taxes, JPMC, WMI and the FDIC Receiver shall jointly direct the custodian of the Refund Escrow Account to remit the amount of such

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payment or settlement to the relevant Tax Authority.  To the extent that it is reasonably determined pursuant to the procedures detailed in Section 2.4(a) hereof that an amount of Pre-2009 Group Taxes should be paid or a claim for any amount of Pre-2009 Group Taxes should be settled, and funds are not available in the Refund Escrow Account to discharge such payment or provide for such settlement after first making the adjustments provided for by Section 2.4(c) hereof:

(i)            First, JPMC, WMI and the FDIC Receiver shall jointly direct the custodian of the Washington Mutual Escrow Account and the custodian of the JPMC Escrow Account to pay from the Washington Mutual Escrow Account and the JPMC Escrow Account, in the percentages set forth in Section 2.4(b)(v) hereof, one-hundred percent (100%) of the amount of the payment or settlement of such Pre-2009 Group Taxes for which funds are not available in the Refund Escrow Account up to an aggregate amount equal to the result of dividing (y) the excess of the JPMC Balance over the then-current JPMC Amount, if any, by (z) eighty percent (80%).

(ii)           Subject to the provisions of subparagraph (v) of this Section 2.4(g), thereafter, JPMC, WMI and the FDIC Receiver shall (A) jointly direct the custodian of the FDIC Escrow Account to pay thirty-four and eight hundred twenty-two thousandths percent (34.822%) of the remaining amount of the payment or settlement of such Pre-2009 Group Taxes for which funds are not available in the Refund Escrow Account, and (B) jointly direct the custodian of the Washington Mutual Escrow Account to pay sixty-five and one hundred seventy-eight thousandths percent (65.178%) of the remaining amount of the payment or settlement of such Pre-2009 Group Taxes for which funds are not available in the Refund Escrow Account; provided, however, that, in both cases (A) and (B) only until (and so that) the net amount of refunds of Pre-2009 Group Taxes paid to the FDIC Escrow Account shall be equal to thirty-four and eight hundred twenty-two thousandths percent (34.822%) of the Homeownership Carryback Refund Amount, and the net amount of refunds of Pre-2009 Group Taxes paid to the Washington Mutual Escrow Account shall be equal to the sum of (x) sixty-five and one hundred seventy-eight thousandths percent (65.178%) of the Homeownership Carryback Refund Amount, plus (y) twenty-five percent (25%) of the then-current JPMC Amount.

(iii)          Thereafter, JPMC, WMI and the FDIC Receiver shall jointly direct the custodian of the Washington Mutual Escrow Account and the custodian of the JPMC Escrow Account to pay from the Washington Mutual Escrow Account and the JPMC Escrow Account, in the percentages set forth in Section 2.4(b)(v) hereof, one-hundred percent (100%) of the amount of the payment or settlement of such Pre-2009 Group Taxes for which funds are not available in the Refund Escrow Account until the balance of the JPMC Escrow Account is reduced to zero.

(iv)           Thereafter, JPMC shall be responsible for paying eighty percent (80%) of the amount of the payment or settlement of Pre-2009 Group Taxes for which funds are not available in the Refund Escrow Account and WMI shall be responsible for paying twenty percent (20%) of such deficiency.

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(v)           Notwithstanding anything to the contrary herein, no amounts shall be debited out of the FDIC Escrow Account except (without duplication) with respect to (x), distributions made from the FDIC Escrow Account to the FDIC Receiver, (y) thirty-four and eight hundred twenty-two thousandths percent (34.822%) of any Homeownership Refund Taxes, and (z) amounts debited from the FDIC Escrow Account that need to be debited in order to properly reflect adjustments or modifications to the Homeownership Carryback Threshold or the Homeownership Carryback Refund Amount, or any estimates thereof, if any.

(h)           Release of JPMC Escrow Account, Washington Mutual Escrow Account and FDIC Escrow Account.

(i)           JPMC, WMI and the FDIC Receiver shall jointly direct the custodian of the JPMC Escrow Account, the Washington Mutual Escrow Account and the FDIC Escrow Account to release all or a portion of the JPMC Escrow Account, the Washington Mutual Escrow Account and the FDIC Escrow Account as the case may be, to JPMC, WMI and the FDIC Receiver, respectively, as soon as is practicable after the earlier to occur of:  (A) the date on which all Pre-2009 Group Tax Liabilities are finally determined and paid and the final amount of Net Tax Refunds Received has been determined and is not subject to change; and (B) the date on which JPMC (with respect to the Washington Mutual Escrow Account), WMI (with respect to the JPMC Escrow Account), or JPMC and WMI jointly (with respect to the FDIC Escrow Account), consents, in writing, to permit the release of all or such agreed portion of the JPMC Escrow Account, the Washington Mutual Escrow Account or the FDIC Escrow Account, as applicable (such consent, in each case, not to be unreasonably withheld or delayed); provided, however, that there shall be released from each escrow account at least quarterly (on or prior to each March 1, June 1, September 1 and December 1) fifty percent (50%) of all amounts earned by such escrow account with respect to assets held therein.

(ii)           In the event that distributions have been made from the JPMC Escrow Account, the Washington Mutual Escrow Account or the FDIC Escrow Account, as the case may be, and a provision of this Section 2.4 (including without limitation, Sections 2.4(c) and 2.4(g) hereof) requires that an amount be paid from the JPMC Escrow Account, the Washington Mutual Escrow Account or the FDIC Escrow Account, as applicable, for which there are insufficient funds in such account, then WMI, JPMC or the FDIC Receiver, as applicable, shall return such amount to the respective account to allow the account to satisfy its obligations hereunder (and such amount shall thereafter be treated as if it had not been distributed); moreover for the avoidance of doubt, the JPMC Balance shall be determined without regard to distributions from the JPMC Escrow Account to JPMC.

(i)            Tax Dispute Resolution Procedure.  In the event that WMI or the FDIC Receiver do not consent to the estimates or calculations provided by JPMC, and WMI, JPMC and the FDIC Receiver are unable to resolve their differences as provided in Section 2.4(e) hereof, then WMI, JPMC and the FDIC Receiver will attempt

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to agree on the appointment of a mutually acceptable tax professional to arbitrate the dispute.  If they are unable to agree on a single tax professional, then a panel of three (3) tax professionals shall be selected as follows:  each of WMI, JPMC and the FDIC Receiver shall designate a tax professional.  Each of WMI, JPMC and the FDIC Receiver shall then present their calculations or estimates (including underlying data, substantiation and computations) to the tax professional or the panel of tax professionals, which will determine (by majority vote in the case of the panel) whether WMI, JPMC or and the FDIC Receiver’s calculations or estimates are more reasonable, and calculations or estimates so determined to be more reasonable shall apply for purposes of this Section 2.4 as if agreed upon by WMI, JPMC and the FDIC Receiver.  In assessing whether WMI’s, JPMC’s or the FDIC Receiver’s calculations or estimates are more reasonable, the tax professional or the panel of tax professionals shall treat the calculations or estimates submitted by each party with the same level of deference.  The fees and expenses of the tax professional or the panel of tax professionals will be paid from the Refund Escrow Account (or, once the Refund Escrow Account is terminated, from the JPMC Escrow Account, the Washington Mutual Escrow Account or the FDIC Escrow Account, as the case may be).  WMI, JPMC and the FDIC Receiver agree to act as expeditiously as practicably possible in connection with this tax dispute resolution process.

(j)            Capital Contributions.  WMI, WMB, the FDIC Parties and JPMC shall treat, solely for Tax purposes, all amounts paid, waived, allocated or transferred by WMI to WMB or to JPMC (on behalf of WMB or any subsidiary acquired by it from WMB, and hereby at the direction of the FDIC Parties) pursuant to the terms of this Agreement (other than any amounts paid or properties transferred to JPMC pursuant to this Section 2.4 and Sections 2.15, 2.17 and 2.18 hereof) as capital contributions from WMI to WMB, and then, as applicable, as a transfer from WMB to JPMC pursuant to the terms and conditions of the Purchase and Assumption Agreement.

(k)           FDIC Receiver.  For the avoidance of doubt, the FDIC Receiver shall not be responsible for Group Taxes other than (x) thirty-four and eight hundred twenty-two thousandths percent (34.822%) of any Homeownership Refund Taxes and (y) Taxes, if any, imposed on interest allocated to WMB or the FDIC Receiver.

(l)             No Double Counting.  The Parties intend that the provisions of this Agreement be applied in a manner that prevents any item of refund, credit, offset, abatement, taxes or expenses from being taken into account more than once.

(m)           Escrow Tax Treatment.  For Tax purposes, the FDIC Receiver shall be deemed to own the assets in the FDIC Escrow Account and shall include as income for Tax purposes any income generated by assets in the FDIC Escrow Account.  For Tax purposes, JPMC shall be deemed to own the assets in the JPMC Escrow Account and shall include as income for Tax purposes any income generated by assets in the JPMC Escrow Account.  For Tax purposes, WMI shall be deemed to own

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the assets in the Washington Mutual Escrow Account and shall include as income for Tax purposes any income generated by assets in the Washington Mutual Escrow Account.  For Tax purposes, the assets in the Refund Escrow Account shall be deemed to be owned by WMI, JPMC and the FDIC Receiver consistent with the allocation of interest in Section 2.4(b)(ii) hereof.  Accordingly, as the owner for Tax purposes, WMI (or any assignee of its ownership rights), JPMC and the FDIC Receiver shall include as income for Tax purposes the income generated by the assets in the Refund Escrow Account in the same proportion that interest is allocated in Section 2.4(b)(ii) hereof, during the relevant period.

Section 2.5.            Withdrawal of Claims.

(a)           Chapter 11 Claims.  Except as expressly provided herein or pursuant to the terms and provisions of the Plan, from and after the Effective Date, JPMC, the FDIC Receiver and FDIC Corporate shall take such action as may be reasonably requested by WMI to (a) cause the withdrawal, with prejudice, or the expungement of the JPMC Claims and the FDIC Claim and (b) assist the Debtors in the prosecution of any objections to the proofs of claim filed against the WMI Entities by creditors of WMB, including, without limitation, by filing with the Bankruptcy Court or such other court of competent jurisdiction with respect to the Bank Bondholder Claims a notice or other pleading stating that the claims and causes of action asserted by the FDIC Parties and the Receivership against the Debtors in the FDIC Claim and/or the WMI Action represent all claims and causes of action of the FDIC Parties and the Receivership against the Debtors and that the claims similar in nature which are asserted in the Bank Bondholder Claims, including, without limitations, fraudulent transfer claims, breach of fiduciary claims, corporate veil piercing or alter ego claims, substantive consolidation, securities fraud, and the undercapitalization of, failure to support and looting of WMB, are derivative in nature of the claims of the Receivership and of the claims set forth in the FDIC Claim and the WMI Action.  Without in any way limiting the foregoing, on the Effective Date, the Debtors shall direct Kurtzman Carson Consultants, LLC (“KCC”), the Bankruptcy Court appointed claims agent in the Debtors’ Chapter 11 Cases, to remove from the claims registry of the Debtors’ Chapter 11 Cases the FDIC Claim and the JPMC Claims except as expressly set forth herein and pursuant to the terms and provisions of the Plan.

(b)           Receivership Claims.  Except as expressly provided herein or pursuant to the terms and provisions of the Plan, from and after the Effective Date, the Debtors and JPMC shall take such action as may be reasonably requested by the FDIC Receiver to cause the withdrawal, with prejudice, or the expungement of the Debtors’ Claims.  Notwithstanding the foregoing, and for the avoidance of doubt, nothing contained herein shall result in the withdrawal, with prejudice, or the expungement of any rights, claims or defenses that the JPMC Entities or the FDIC Parties may have pursuant to the Purchase and Assumption Agreement.

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Section 2.6.            Stay and Dismissal of Actions.

(a)           As soon as practicable subsequent to the execution and delivery of this Agreement by each of the Parties, but in no event later than five (5) Business Days subsequent thereto, the Debtors, the FDIC Parties and JPMC shall take any and all action as is appropriate to (i) stay the Related Actions, including any pending appeals, (ii) maintain the status quo of the JPMC Entities, the FDIC Parties and the Debtors in each of the Related Actions as of the execution of this Agreement, and (iii) ensure that no action (including separate litigation and any objection to such proofs of claim) is undertaken or commenced inconsistent with seeking a stay of and maintaining the status quo of the Related Actions; provided, however, that any such stay shall terminate on the first (1st) Business Day following termination of this Agreement.  The Debtors, the FDIC Receiver, FDIC Corporate and JPMC acknowledge that this Section 2.6(a) is not intended to alter, affect or modify the rights, claims, defenses or substantive positions of any of the Debtors, the FDIC Receiver, FDIC Corporate or the JPMC Entities in the Related Actions.

(b)           As soon as practicable following the Effective Date, but in no event later than five (5) Business Days subsequent thereto, JPMC, the FDIC Parties and the Debtors shall take any and all action as is appropriate or as another Party may reasonably request to cause the respective clerk’s office to record the dismissal, with prejudice, of each of the Actions, including, without limitation, filing with the District Court and the Bankruptcy Court, as applicable, a Stipulation of Dismissal With Prejudice, substantially in the forms annexed hereto as Exhibit “H”, “I” and “J”, respectively, and the filing of appropriate notices withdrawing any pending appeals.

(c)           As soon as practicable following the Effective Date, but in no event later than five (5) Business Days subsequent thereto, the Debtors shall withdraw the Record Requests and waive any rights that they may have to administrative appeals or litigation with respect to the Record Requests.

Section 2.7.            Texas Litigation.  As soon as practicable following the execution and delivery of this Agreement by all of the Parties, but in no event later than fifteen (15) Business Days subsequent thereto, WMI and the FDIC Parties shall use their reasonable best efforts to seek rulings from the D.C. District Court and, to the extent necessary or desirable, the Bankruptcy Court or the relevant appellate court, (a) enjoining the plaintiffs in the Texas Litigation and any other plaintiffs who have brought or may in the future bring such claims from taking any action inconsistent with the Debtors’ and the FDIC Receiver’s ownership and exclusive control of such claims and causes of action (including resolutions of such claims and causes of action), including, without limitation, prosecution of the Texas Litigation, and (b) enjoining any other Person from instituting or prosecuting any claims on behalf of WMI, WMB or the Receivership.  Upon the Effective Date, or as soon thereafter as is practicable following entry of an order of the D.C. District Court and/or the Bankruptcy Court or an appellate court consistent with clauses (a) and (b) above, solely to the extent that a final non-appealable judgment has not been entered previously against the plaintiffs in the Texas Litigation as of such date,

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WMI and the FDIC Parties shall take any and all actions reasonably requested by WMI, the FDIC Parties or JPMC to dismiss, with prejudice, the Texas Litigation by taking any and all action as is appropriate, including without limitation, filing with the D.C. District Court a Stipulation of Dismissal With Prejudice, substantially in the form annexed hereto as Exhibit “K”, and appealing any order of the D.C. District Court providing less than all of the relief contemplated by this Section 2.7; provided, however, that it shall not be a breach hereunder if, the Debtors and the FDIC Receiver having used their reasonable best efforts, the D.C. District Court, the Bankruptcy Court or any appellate court nevertheless (1) determines that the claims and causes of action being asserted in the Texas Litigation are, in whole or in part, not property of the Debtors and the Debtors’ Chapter 11 Cases and allows the current plaintiffs in the Texas Litigation to continue prosecuting the claims asserted therein, in whole or in part, or (2) does not grant the relief referred to in clauses (a) and (b) of this Section 2.7.

Section 2.8.            WMI Medical Plan.  On the Effective Date, and pursuant to the 363 Sale and Settlement, (a) JPMC shall be deemed to have assumed, as of September 25, 2008, sponsorship and (i) be the sole legal, equitable and beneficial owner of the WMI Medical Plan and its assets for all purposes and the WMI Entities shall be deemed to have sold, transferred and assigned any and all right, title and interest the WMI Entities may have in such assets, free and clear of the liens, Claims, interests and encumbrances of any Person, other than the liens, Claims, interests and encumbrances, if any, of JPMC, (ii) assumed all duties, responsibilities, liabilities and obligations associated with sponsorship, of the WMI Medical Plan and the employee welfare plan and arrangement obligations as set forth on Exhibit “L” hereto, including, without limitation, any and all Assumed Liabilities and other post-Petition Date liabilities to pay retiree obligations in connection with the WMI Medical Plan (including medical and term life insurance and other post employment benefits), and (iii) shall satisfy the liabilities and obligations to pay or provide any and all benefits accrued from and after September 25, 2008 in connection with the WMI Medical Plan and the employee welfare plan and arrangement obligations as set forth on Exhibit “L” hereto, (b) to the extent any beneficiaries of the WMI Medical Plan have filed a proof of claim against the Debtors and the Debtors’ chapter 11 estates, JPMC shall pay or fund the payment of the Assumed Liabilities portion of any and all such Claims, to the extent such portion of any such Claim becomes an Allowed Claim; provided, however, that JPMC shall not be obligated to make duplicative payments to such beneficiaries on account of clauses (a)(iii) and (b) hereof, and (c) WMI shall (i) transfer all its right, title and interest in and to any outstanding checks made out to WMI, including pharmacy rebates in connection with contracts associated with or attributable to the WMI Medical Plan and (ii) pay to JPMC an amount equal to the pharmacy rebates in connection with contracts associated with or attributable to the WMI Medical Plan and received by the WMI Entities from and after the Petition Date, currently estimated to be approximately Seven Hundred Seventy-Five Thousand Dollars ($775,000.00).  Nothing contained herein to the contrary shall preclude JPMC, as sponsor, from amending, modifying or changing the aforementioned plans from and after the Effective Date to the extent permitted by law and the terms of such plans.

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Section 2.9.            Non-Qualified Benefit Plans and Assets/Employee Issues.

(a)           On and effective as of the Effective Date, and pursuant to the 363 Sale and Settlement, (i) all assets in the Rabbi Trusts set forth on Exhibit “M” hereto (the “JPMC Rabbi Trusts”), all BOLI/COLI policies and the proceeds thereof set forth on Exhibit “N” hereto and all CCBI split dollar policies set forth on Exhibit “O” hereto (the policies identified on Exhibits “N” and “O” hereto are sometimes hereinafter collectively referred to as the “JPMC Policies”) and all rights thereunder shall be deemed to be and forever determined to be the property of JPMC, (ii) the WMI Entities shall be deemed to have relinquished any claims that the WMI Entities may have asserted with respect to the assets set forth on Exhibits “M”, “N” and “O” and the WMI Entities shall be deemed to have sold, transferred and assigned any and all right, title and interest the WMI Entities may have or may have had in such assets, free and clear of all liens, Claims, interests and encumbrances, other than the liens, Claims, interests and encumbrances, if any, of JPMC and of those Persons who have filed proofs of claim against the Debtors and the Debtors’ chapter 11 estates, as set forth on Schedule 2.9(a) hereto, (iii) the WMI Entities shall take such actions as may be reasonably requested by JPMC to cause third parties, including, without limitation, the issuers of the JPMC Policies to recognize and reflect on their books and records that JPMC is the owner of or the beneficiary of, as the case may be, the JPMC Rabbi Trusts and the JPMC Policies and JPMC shall be authorized and expressly permitted to exercise all ownership rights related to the JPMC Policies, including, without limitation, surrender or liquidation rights, (iv) the WMI Entities shall take such action as may be reasonably requested by JPMC to cause the trustees of the JPMC Rabbi Trusts to terminate the JPMC Rabbi Trusts and to distribute the assets contained in such JPMC Rabbi Trusts to JPMC, including, but not limited to, using their reasonable best efforts to obtain dismissal of the Second and Third Claims for declaratory relief set forth in the complaint, dated March 11, 2010, filed in the litigation styled Union Bank v. JPMorgan Chase Bank, N.A., Adversary Pr. No. 10-50788 (MFW), currently pending in the Bankruptcy Court, (v) subject to JPMC becoming the owner of the JPMC Policies and receiving the assets contained in the JPMC Rabbi Trusts, and subject to JPMC’s receipt of a release of claims (in form reasonably acceptable to JPMC and the WMI Entities) in favor of JPMC and the WMI Entities from the beneficiaries of the arrangements identified on Exhibit “P” hereto, but it shall not be a breach hereunder if such releases are not provided, JPMC shall (A) satisfy the obligation to pay or provide any and all benefits with respect to the arrangements that are identified on Exhibit “P” hereto (but, to the extent of applicable laws, may change the form and time of payment of benefits), (B) pay or provide for such benefits in a manner consistent with Section 409A of the IRC (to the extent applicable) and (C) irrespective of whether the above-referenced releases are received, to the extent that any beneficiaries of the JPMC Rabbi Trusts and the JPMC Policies have filed proofs of claim in connection therewith against the Debtors and their chapter 11 estates, pay or fund the payment of the Assumed Liabilities portion of any and all such Claims, as set forth on Schedule 2.9(a) hereto, to the extent such portion of any such Claim becomes an Allowed Claim and to the extent payable, in whole or in part, by the Debtors or the Debtors’ chapter 11 estates; provided, however, that JPMC shall not be obligated to make duplicative payments to

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such beneficiaries on account of clauses (B) and (C) hereof, and (vi) the WMI Entities shall use their reasonable efforts and otherwise cooperate with JPMC in obtaining the receipt of a release of claims in favor of JPMC and the WMI Entities from the beneficiaries of the arrangements that are identified on Exhibit “P” hereto.  To the extent necessary, on the Effective Date, the automatic stay, extant pursuant to section 362 of the Bankruptcy Code, shall be deemed modified nunc pro tunc to the Petition Date to permit JPMC to cause the surrender of any such policies or the liquidation of any assets contained in such rabbi trusts.  For the avoidance of doubt, except with respect to Assumed Liabilities, nothing contained in this Section 2.9(a) or otherwise in this Agreement is intended to require, and this Agreement shall not be interpreted in any way (y) as requiring JPMC to assume any “nonqualified deferred compensation plan”, as defined in Section 409A(d)(1) of the IRC, sponsored or maintained by the WMI Entities, WMB or the JPMC Rabbi Trusts and that any obligation of JPMC to make payments or provide benefits pursuant to this Section 2.9(a) shall be a new obligation of JPMC or (z) as requiring the WMI Entities to assume any liabilities or obligations arising at any time from and after the Effective Date, including any liabilities (other than Assumed Liabilities) arising from the requirement of the release described in subsection (v) above, or the failure or refusal of any Person to provide such a release.

(b)           On and effective as of the Effective Date, and pursuant to the 363 Sale and Settlement, (i) all assets in the Rabbi Trust set forth on Exhibit “Q” hereto (the “WMI Rabbi Trust”), all BOLI/COLI policies and the proceeds thereof set forth on Exhibit “R” hereto (the “WMI Policies”), shall be deemed to be and forever determined to be the property of WMI, and the JPMC Entities will be deemed to have sold, transferred and assigned any and all right, title and interest the JPMC Entities may have in such assets, free and clear of all liens, Claims, interests and encumbrances, (ii) the JPMC Entities shall take such action as may be reasonably requested by WMI to cause third parties, including, without limitation, trustees of the WMI Rabbi Trust and the issuers of the WMI Policies to recognize and reflect on their books and records that WMI is the owner of or the beneficiary of, as the case may be, the WMI Rabbi Trusts and the WMI Policies and WMI shall be authorized and expressly permitted to exercise all ownership rights related to the WMI Rabbi Trust and the WMI Policies, including, without limitation, surrender or liquidation rights, and (iii) any liabilities to the third-party beneficiaries of such assets or policies, including, without limitation, insureds, co-insureds or beneficiaries of the WMI Rabbi Trust or the WMI Policies for deferred compensation or other plans in the WMI Rabbi Trust and the WMI Policies which such assets relate shall remain liabilities of WMI’s chapter 11 estate.

(c)           Other Benefit Plans.  With respect to the Benefit Plans listed on Exhibit “P” hereto, on and effective as of the Effective Date, and pursuant to the 363 Sale and Settlement, (i) JPMC shall assume the Assumed Liabilities with respect to such plans and the obligations to the beneficiaries of such plans, including, without limitation, the obligations to now pay the amounts, if any, that may be outstanding to such beneficiaries from and after September 25, 2008, (ii) the JPMC Entities shall waive any and all claims the JPMC Entities may have against the WMI Entities in connection

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with such benefit plans or such obligations, including pursuant to assignments, rights of subrogation or otherwise, and (iii) to the extent that any beneficiaries of such plans have filed proofs of claim against the Debtors and their chapter 11 estates, JPMC shall pay or fund the payment of the Assumed Liabilities portion of any and all such Claims, as set forth on Schedule 2.9(c) hereto, to the extent such portion of any such Claim becomes an Allowed Claim; provided, however, that JPMC shall not be obligated to make duplicate payments on account of clauses (ii) and (iii) hereof.

(d)           Employee Wages and Other Payments.  On the Effective Date, WMI shall pay to JPMC Five Hundred Eight Thousand One Hundred Fifty Four Dollars ($508,154.00) attributable to amounts paid by JPMC to employees of WMI for services rendered to WMI during the period prior to the Petition Date.

Section 2.10.          Qualified Plans.  On and effective as of the Effective Date, and pursuant to the 363 Sale and Settlement, (a) WMI shall (i) adopt an amendment to the Qualified Plans, substantially in the form annexed hereto as Exhibit “S”, to provide that (A) JPMC or its designee is a contributing employer with respect to the WaMu Pension Plan as of September 25, 2008, and (B) JPMC or its designee is the Qualified Plans sponsor as of the Effective Date; (ii) assign its rights and obligations under Qualified Plans trust agreements to JPMC or its designee, subject to the consent of the trustee substantially in the form annexed hereto as Exhibit “T”; (iii) assign to JPMC or its designee as sponsor of the Qualified Plans, as of the Effective Date, all rights and obligations with respect to (A) the Master Trust Agreement between WMI and JPMorgan Chase Bank, dated December 1, 2004, (B) the Pension Plan Administration Service Agreement, dated April 7, 2004, between WMI and Excellerate HRO (successor by assignment from Towers, Perrin, Forster & Crosby, Inc.), as amended, (C) any and all investment management contracts with respect to the management of the assets of the Qualified Plans, and (D) any other administrative services contracts related to the Qualified Plans not otherwise enumerated herein, (iv) reasonably cooperate with JPMC or its designee to correct all outstanding operational and form defects of the Qualified Plans and filings inconsistent with this Agreement, if any, that exist as of the Effective Date, including (A) taking such reasonable actions as may be necessary to assist JPMC’s correction of any such defects, including by providing information reasonably requested by JPMC, and (B) cooperating with JPMC on any responses to pending audit requests with respect to the Qualified Plans and WMI’s implementation of any remediation requirements issued by the IRS, the United States Department of Labor or the Pension Benefit Guaranty Corporation with respect to such audits of the Qualified Plans, and (v) cooperate with JPMC or its designee by taking such actions as may be reasonably necessary to facilitate direct or bilateral discussions between JPMC and any governmental, regulatory or taxing authorities regarding any audits or investigations of the Qualified Plans, including by providing JPMC, at JPMC’s sole cost and expense, with copies of all correspondence and documents, including memoranda, e-mails and notes received or prepared in connection with or reflecting any meetings or conversations with the IRS, the United States Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental or regulatory authority or agency regarding the

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Qualified Plans, (b) JPMC shall (i) be responsible for responding to pending and subsequent audit requests with respect to the Qualified Plans and any remediation requirements issued by the IRS, the United States Department of Labor or the Pension Benefit Guaranty Corporation with respect to the Qualified Plans, (ii) waive and release any and all claims and rights, other than claims and rights arising under this Agreement, with respect to the Qualified Plans against WMI and its chapter 11 estate, including, without limitation, intercompany claims and prepaid pension relating to the funding of the Qualified Plans, (iii) be responsible for correcting all outstanding operational and form defects of the Qualified Plans and filings inconsistent with this Agreement, if any, that exist as of the Effective Date, including operational and form defects that existed or arose prior to September 25, 2008, (iv) during the six (6) month period following the Effective Date, provide information reasonably requested by WMI to permit WMI to monitor JPMC’s correction of the defects related to the Qualified Plans, if any, (v) effective for events occurring on or after September 25, 2008, and to the extent not covered by insurance policies, indemnify and hold WMI, the Plan Investment Committee (the “PIC”) and the Plan Administration Committee (the “PAC”) harmless from any and all claims for any liability that WMI, the PIC, and/or the PAC may incur as a result of any and all actions or inactions with respect to the Qualified Plans during the period from and after September 25, 2008, whether or not taken by WMI, the PIC and/or the PAC, to the extent that JPMC participated in or approved such actions or inactions, as the case may be, and provided that such actions or inactions, as the case may be, do not constitute a breach of any duty of loyalty by, or the gross negligence or the willful misconduct on the part of, WMI, the PIC and/or the PAC, as the case may be, and (vi) to the extent that any Persons filed proofs of claim against the Debtors and their chapter 11 estates arising from or relating to the Qualified Plans, JPMC shall pay or fund the payment of the Assumed Liabilities portion of any and all such Claims, as set forth on Schedule 2.10 hereto, to the extent such portion of any such Claim becomes an Allowed Claim, and (c) the FDIC Receiver and WMB shall be deemed to have waived and released any and all claims and rights with respect to the Qualified Plans against WMI and its chapter 11 estate, including, without limitation, intercompany claims and prepaid pension relating to the funding of the Qualified Plans.  Notwithstanding anything contained herein to the contrary, WMI shall cooperate with JPMC by taking such actions as may be necessary to inform JPMC of the terms and conditions of any settlement of the Buus Litigation and shall provide JPMC and the FDIC Receiver with a copy of the agreement setting forth the terms of any settlement of the Buus Litigation prior to the execution thereof.  JPMC shall support and take such action as is reasonably requested by WMI to consummate any settlement of the Buus Litigation as provided for in this Agreement, provided that such settlement does not deplete the assets or increase the liabilities associated with the WaMu Pension Plan by more than Twenty Million Dollars ($20,000,000.00) in the aggregate (excluding administrative costs); provided, however, that WMI shall not execute any agreement setting forth the terms of any settlement of the Buus Litigation or agree to a plan of allocation with respect to the compromise and settlement of the Buus Litigation without the prior written consent of JPMC, which consent shall not be unreasonably withheld.

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Section 2.11.          D&O and Tower Insurance Programs.

(a)           Priority of Coverage.  The Parties agree that (i) with respect to the first Sixty Million Dollars ($60,000,000.00) of coverage under those insurance policies that constitute the Washington Mutual Financial Institution Blended Liability Program for the policy period May 1, 2007 to May 1, 2008 (the “2007-08 Blended Tower”), as identified on Schedule 2.11(a) hereto, WMI, WMI’s present and former officers and directors and employees (collectively, the “Insured Parties”) shall be entitled, as their respective interests may exist under applicable law, to a priority recovery as against any right of recovery the JPMC Entities and the FDIC Parties may have, for all claims made by or on behalf of any Insured Party against the policies and bonds in the 2007-08 Blended Tower, such priority amount to be used in connection with the defense and settlement of the Buus Litigation and the ERISA Litigation, and (ii) to the extent that payment is made by one of the insurers in such 2007-08 Blended Tower to any Party other than WMI, prior to the reconciliation and determination of all other claims made by any Insured Party under the 2007-08 Blended Tower, such funds paid to and received by such other Party shall be deemed held by such Party in trust for the benefit of WMI until a determination of all claims covered by such policies and bonds in the 2007-08 Blended Tower.  With respect to the balance of coverage afforded pursuant those certain insurance programs providing Directors’ and Officers’ Liability, Bankers Professional Liability, Financial Institution Bond, Fiduciary Liability and Employment Practices Liability coverage to WMI and its Affiliates and subsidiaries as specified (the “Tower Insurance Programs”), including, without limitation, the policies and bonds for the policy periods May 1, 2007 to May 1, 2008 and May 1, 2008 to May 1, 2009 that are set forth on Schedule 2.11(a) hereto, and similar insurance programs for earlier policy periods, the rights of the insureds, their successors or actual or prospective claimants shall not be altered by the terms and provisions of this Agreement and WMI and the FDIC Receiver shall have such rights to pursue recoveries from the Tower Insurance Programs as are provided under the policies, bonds and applicable law in connection therewith.  The right of the Insured Parties to a priority recovery under the 2007-08 Blended Tower (i) shall not preclude the FDIC Receiver from taking such action as may be appropriate, including, without limitation, filing suit against insurers in the 2007-08 Blended Tower, to preserve any potential rights of recovery under the 2007-08 Blended Tower, but solely to the extent consistent with the provisions of this Section 2.11(a), and (ii) shall terminate upon the earlier to occur of (A) final dismissal of the Buus Litigation and the ERISA Litigation and (B) the exhaustion of the first Sixty Million Dollars ($60,000,000.00) of coverage from any combination of policies in the 2007-08 Blended Tower through the actual payment of defense and settlement costs associated with the Buus Litigation and the ERISA Litigation.

(b)           Bank Loss.  Any insurance or bond claim under the Tower Insurance Programs asserting a claim arising from harm or loss to WMB which arose or was discovered, in whole or in part, on or prior to September 25, 2008 ( a “Bank Loss”) shall be deemed to be property of the FDIC Receiver and the Receivership.  Without limiting the foregoing, Bank Loss shall include, without limitation, those claims

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for which proofs of loss were submitted to the insurers under the Tower Insurance Programs 2007/08 Financial Institution Bond coverage as follows:  July 18, 2008 (C.I.P. Mortgage Company), September 17, 2008 (Encino, California); September 18, 2008 (Campbell Pruneyard, California), October 3, 2008 (Newport Beach, California), October 3, 2008 (Overlake Park), and October 3, 2008 (Woodland Hills, Winnetka, California).  The JPMC Entities and the WMI Entities agree to take such actions as may be reasonably requested by the FDIC Receiver to (i) ensure that any payments from any insurer occurring on or after the Effective Date and resulting from a Bank Loss be paid directly to the FDIC Receiver or the Receivership and (ii) cooperate with the FDIC Receiver in pursuing recovery from the insurers under the Tower Insurance Programs.  Upon the Effective Date, the Debtors shall pay to the FDIC Receiver amounts, if any, that the Debtors have received prior to such date with respect to any of the foregoing Bank Losses.  Within five (5) Business Days of the Effective Date, WMI shall provide to the FDIC Receiver or its counsel copies of any correspondence, notice of circumstances, notice of claim, proof of loss or other communication with any insurer under the Tower Insurance Programs and relating to a Bank Loss that are in the possession of WMI or its representatives, and thereafter, WMI shall forward promptly to the FDIC Receiver or its counsel copies of any such communications made or received by WMI or its representatives.

(c)           JPMC Entitlement.  Notwithstanding the provisions of Section 2.11 (a) hereof, solely to the extent that (a) JPMC assumes litigation liabilities as set forth in this Agreement which may be the subject of the Tower Insurance Programs and (b) JPMC is required to make payments as a result thereof, such payments shall be treated pari passu with the claims of WMI and the FDIC Parties, its present and former officers and directors and employees against the Tower Insurance Programs; provided, however, that under no circumstances shall JPMC be entitled to seek recovery under the Tower Insurance Programs with respect to claims arising from or relating to the Buus Litigation; and, provided, further, that, JPMC shall have no right to seek recovery under any D&O insurance policy or component of any insurance program, including, without limitation, the Tower Insurance Programs, or otherwise.

Section 2.12.          H.S. Loan Corporation.  On and effective as of the Effective Date, and pursuant to the 363 Sale and Settlement, JPMC shall be deemed to have sold, transferred and assigned all of its right, title and interest in and to the stock of H.S. Loan Corporation (approximately 1.33%) to WMI as part of the Purchase Price.

Section 2.13.          Goodwill Litigation.

(a)           American Savings Litigation.  On the Effective Date, and as part of the Purchase Price, (i) the JPMC Entities, the FDIC Receiver and FDIC Corporate shall be deemed to have waived and released, as of September 26, 2008, any and all rights and claims associated with the claims, causes of action, damages, liabilities and recoveries associated with the American Savings Litigation, including, without limitation, any rights and claims to (A) any funds deposited into the registry of the Bankruptcy Court with respect to the American Savings Litigation (the “Registry

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Funds”), and (B) any funds held in escrow pursuant to that Escrow Agreement, dated December 20, 1996, by and among WMI, Keystone Holdings Partners, L.P., Escrow Partners, L.P. and The Bank of New York, and (ii) the JPMC Entities and the FDIC Parties shall file such notices as may be reasonably requested by WMI evidencing this Agreement with respect to the American Savings Litigation, including, without limitation, filing with the Bankruptcy Court such notice as may be reasonably requested by WMI evidencing the JPMC Entities’ and the FDIC Parties’ waiver and release of their respective rights to the Registry Funds.

(b)           Anchor Litigation.  On and effective as of the Effective Date, and pursuant to the 363 Sale and Settlement, (i) the WMI Entities, the FDIC Receiver and FDIC Corporate shall be deemed to have sold, transferred and assigned, as of September 26, 2008, to JPMC any and all right, title and interest such Parties may have in the Anchor Litigation, free and clear of the liens, Claims, interests and encumbrances of any Person, including, without limitation, any liens, Claims, interests and encumbrances of holders of Litigation Tracking Warrants as set forth in the 2003 Amended and Restated Warrant Agreement, dated as of March 11, 2003, between WMI and Mellon Investor Services LLC, other than the liens, Claims, interests and encumbrances, if any, of JPMC, (ii) the WMI Entities, the FDIC Receiver and FDIC Corporate shall be deemed to have waived and released any and all rights and claims associated with the claims, causes of action, damages, liabilities and recoveries associated with the Anchor Litigation and (iii) the WMI Entities shall file such notices as may be reasonably requested by JPMC evidencing this Agreement with respect to the Anchor Litigation.

Section 2.14.          Vendor Claims.

(a)            Effective Date Actions.  On the Effective Date, and as part of the Purchase Price, JPMC shall (i) waive, or contribute and assign for distribution in accordance with the Plan and Section 2.22 hereof, any and all claims JPMC has against WMI in connection with JPMC’s payment of prepetition claims of vendors against WMI, WMB or their respective subsidiaries and Affiliates (or its purchase of such claims), whether by subrogation, assignment or otherwise, (ii) pay or otherwise satisfy any proofs of claim filed against the Debtors and the Debtors’ chapter 11 estates by vendors with respect to services, software licenses or goods provided to WMB and its subsidiaries (whether prior or subsequent to JPMC’s acquisition of the assets of WMB) pursuant to contracts or written agreements between WMB and/or its subsidiaries and such vendors (to the extent such portion of any such Claim becomes an Allowed Claim and to the extent payable, in whole or in part, by the Debtors or the Debtors’ chapter 11 estates), (iii) pay to WMI Fifty Million Dollars ($50,000,000), which funds (A) shall be placed into an escrow administered by WMI (the “Vendor Escrow”), (B) shall be used by WMI in connection with the satisfaction of Claims asserted against WMI by vendors with respect to services, software licenses or goods asserted to have been provided by the counterparties to or for the benefit of WMB or any of its subsidiaries or minority investments operations prior to the Petition Date pursuant to agreements between WMI and such vendors to the extent such portion of any such Claim becomes an Allowed

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Claim and to the extent payable, in whole or in part, by the Debtors or the Debtors’ chapter 11 estates (the “WMI Vendor Claims”) and (C) to the extent that any funds remain in such escrow following (1) the payment or satisfaction of all WMI Vendor Claims (including, without limitation, the withdrawal, with prejudice, of all related proofs of claim) and (2) the payment of all fees and expenses associated with such escrow, shall be distributed equally to WMI and JPMC and (iv) cooperate, to the extent reasonably requested by WMI, to enable the Debtors to (A) identify all such Claims and proofs of claim filed by vendors against the Debtors and the Debtors’ chapter 11 estates in connection therewith, (B) cause the withdrawal, with prejudice, of all such proofs of claim and (C) direct KCC to remove from the claims registry of the Debtors’ Chapter 11 Cases such proofs of claim and (4) provide for releases (whether in the Plan or otherwise) in favor of the Debtors and JPMC, and to the extent of applicable law, the FDIC Receiver and the Receivership, in connection with the WMI Vendor Claims.  The Debtors shall use their good faith efforts to pay and fully resolve any WMI Vendor Claim, despite potential arguments that all or a portion of the WMI Vendor Claim is comprised of (i) services, software licenses or goods that were provided to WMB, rather than WMI, or (ii) liabilities associated with a WMI Vendor Claim are not reflected on the books and records of WMI.

(b)           Pre-Effective Date Actions.  The Confirmation Order or such prior order as may be entered by the Bankruptcy Court shall provide that (i) all right, title and interest in the contracts listed on Exhibit “U” hereto and all of the assets acquired thereunder shall be deemed to have been the assets of WMB and sold to Acquisition JPMC Entities pursuant to the Purchase and Assumption Agreement and, effective as of the Effective Date, the WMI Entities shall be deemed to have waived any and all claims and rights to the contracts listed on Exhibit “U” hereto and all of the assets acquired thereunder, (ii) to the extent applicable, as soon as practicable following the execution and delivery of this Agreement by all of the Parties, WMI shall take such action as is appropriate to cause the sale, assumption and assignment and transfer, pursuant to sections 363 and 365 of the Bankruptcy Code, the aforementioned contracts and corresponding assets, free and clear of any liens, Claims, interests and encumbrances of any Person, other than the liens, Claims, interests and encumbrances, if any, of JPMC, and JPMC shall assume all obligations including the curing of any defaults thereunder (whether such obligations and defaults arise before or after the Petition Date), with respect to the contracts listed on Exhibit “U” hereto, and (iii) WMI and JPMC shall cooperate to obtain all third party consents, if any, required to effectuate the assumption and assignment of such contracts; provided, however, that it shall not be a breach hereunder if the Bankruptcy Court declines to provide for the relief referred to herein or the consents are not provided as contemplated herein.  For the avoidance of doubt, Claims asserted against WMI with respect to services, software licenses or goods provided to WMB or its subsidiaries prior to the Petition Date by vendors with respect to the contracts listed on Exhibit “U” hereto shall be paid or otherwise satisfied from funds deposited into the Vendor Escrow.

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Without in any way limiting the foregoing, nothing contained in this Section 2.14 shall relieve or otherwise diminish JPMC’s and WMI’s rights and obligations pursuant to that certain Stipulation By and Between Debtors and JPMorgan Chase Bank, N.A. Concerning Certain Contracts, dated October 16, 2008 (the “Vendor Stipulation”).  The Vendor Stipulation shall remain in full force and effect until the Effective Date and any and all rights and obligations of JPMC pursuant to the Vendor Stipulation arising from the acts or omissions of JPMC prior to the Effective Date shall survive the Effective Date and shall not be released by the terms of this Agreement.

Section 2.15.          VISA Shares/VISA Strategic Agreement.

(a)            Sales of VISA Shares.  On and effective as of the Effective Date, and pursuant to the 363 Sale and Settlement, (a) in addition to the amounts provided in Section 2.1 hereof, JPMC shall pay to WMI Twenty Five Million Dollars ($25,000,000.00), (b) WMI shall be deemed to have sold, assigned and transferred to JPMC, or its designee, any and all of WMI’s right, title and interest in and to the Visa Shares, free and clear of the liens, Claims, interests and encumbrances of any Person other than the liens, Claims, interests and encumbrances, if any, of JPMC, (c) WMI shall retain, and JPMC shall waive and release any claims to, any and all dividends with respect to the Visa Shares received by WMI prior to the Effective Date, (d) the Parties, other than the JPMC Entities, shall waive and release any claims to ownership of the Visa Shares or future dividends associated therewith, (e) JPMC shall assume all liabilities and obligations of (i) the WMI Entities arising from or relating to the Interchange Litigation, other than claims, liabilities and obligations associated with directors’ and officers’ liability in connection with the Interchange Litigation, (ii) WMI as set forth in that certain Loss Sharing Agreement, dated July 1, 2007, by and among Visa U.S.A. Inc., Visa International Service Association, VISA, Inc., and the members signatory thereto, as amended by that certain Amended and Restated Loss Sharing Agreement, dated December 16, 2008, by and among Visa U.S.A. Inc., Visa International Service Association, VISA Inc. and the members signatory thereto, and (iii) WMI as set forth in that certain Interchange Judgment Sharing Agreement, dated as of July 1, 2007, by and among the signatories thereto, as amended by that certain Amended and Restated Interchange Judgment Sharing Agreement, dated December 16, 2008, by and among the signatories thereto, and (f) JPMC shall pay or fund the payment of the Assumed Liabilities portion of any and all proofs of claim relating to the foregoing, as set forth on Schedule 2.15(a) hereto, to the extent such portion of any such Claim becomes an Allowed Claim; provided, however, that JPMC shall not be obligated to make duplicative payments to the holders of such Claims on account of clauses (e) and (f) hereof.

(b)           VISA Strategic Agreement.  On the Effective Date, and pursuant to the 363 Sale and Settlement, (i) the WMI Entities shall be deemed to have sold, transferred and assigned to JPMC or its designee, free and clear of all liens, Claims and encumbrances, all of the WMI Entities’ right, title and interest in, and all claims, and actions arising under or related to (whether arising prior to subsequent to the Petition Date), that certain Amended and Restated Strategic Agreement, dated as of September 26, 2005, between Providian Financial Corporation and its subsidiaries and VISA U.S.A.

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Inc., as amended and restated from time to time, (the “VISA Strategic Agreement”), (ii) JPMC shall assume the Assumed Liabilities of the WMI Entities pursuant to the VISA Strategic Agreement (including available defenses) with respect to the Claims asserted by VISA U.S.A. Inc. in its proof of claim, filed against the Debtors and the Debtors’ Chapter 11 Cases, Claim No. 2483, pertaining to the VISA Strategic Agreement (the “VISA Claim”), (iii) the Debtors shall object to the VISA Claim and, to the extent not withdrawn, with prejudice, JPMC shall defend the Debtors with respect to such objection, and (iv) JPMC shall pay or fund the VISA Claim to the extent such Claim becomes an Allowed Claim; provided, however, that JPMC shall not be obligated to make duplicative payments on account of clauses (ii) and (iii) hereof.

With respect to the VISA Claim, the WMI Entities:  (i) acknowledge that JPMC believes, based upon available information, that meritorious defenses exist which support objection to and disallowance of claims asserted therein; and (ii) agree not to, without obtaining JPMC’s prior written consent, which consent shall not be unreasonably withheld, (a) commence or continue any claim objection proceedings, or (b) enter into, or seek Bankruptcy Court approval of, any settlement agreement with VISA U.S.A. Inc.

Section 2.16.          Intercompany Obligations.  On and effective as of the Effective Date, and as partial consideration for the assets sold pursuant to the 363 Sale and Settlement, (a) JPMC shall pay all obligations of WMB, WMB’s subsidiaries or JPMC under the Revolving Notes set forth on Exhibit “V” annexed hereto, together with all interest which has accrued thereon from and after September 25, 2008, and (b) the JPMC Entities shall forgive all obligations of the WMI Entities, which shall thereupon be deemed to be fully discharged and cancelled.  The FDIC Parties shall have no liability with respect to such obligations.

Section 2.17.          Sale/Retention of Intellectual Property and Other Intangible Assets.  On the Effective Date, and pursuant to the 363 Sale and Settlement, (a) the Confirmation Order shall confirm, that (i) all of the WMI Entities’ right, title and interest in and to the intellectual property listed on Exhibit “W” hereto (the “Transferred Intellectual Property”) shall be deemed to have been sold, transferred and assigned by the WMI Entities to JPMC or its designee on the Effective Date, free and clear of any liens, Claims, interests and encumbrances of any Person, other than the liens, Claims, interests and encumbrances, if any, of JPMC, (ii) all right, title and interest in and to the intellectual property listed on Exhibit “X” hereto (the “WMB Intellectual Property”) was sold to the Acquisition JPMC Entities pursuant to the Purchase and Assumption Agreement, (iii) all right, title and interest in and to the intellectual property listed on Exhibit “Y” hereto (the “WMI Intellectual Property”) was and remains assets of WMI and its estate, and (iv) all of the WMI Entities’ right, title and interest, if any, in and to trademarks, patents, domain names and copyrighted materials (whether or not the subject of registration) that were used by WMB by license or otherwise, or were available for WMB’s use, prior to the Petition Date, but are not listed on Exhibits “W” or “Y” hereto (the “Unidentified Intellectual Property”) shall be deemed to have been sold, transferred assigned by the WMI Entities to JPMC or its designee on the Effective Date, (b) the WMI Entities shall waive any and all claims and rights to all WMB Intellectual Property

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and, to the extent applicable, be deemed to have sold, assigned and transferred pursuant to sections 363 and 365 of the Bankruptcy Code to JPMC or its designee, any and all of the WMI Entities right, title and interest in and to the Transferred Intellectual Property, the WMB Intellectual Property and the Unidentified Intellectual Property, (c) the WMI Entities shall be deemed to have granted to the JPMC Entities a non-exclusive, non-transferable, royalty-free license to use the Transferred Intellectual Property, the Unidentified Intellectual Property and the WMI Intellectual Property during the period from September 25, 2008 until the Effective Date, (d) the JPMC Entities shall waive any and all claims and rights to all WMI Intellectual Property, and to the extent applicable, be deemed to have sold, assigned and transferred to WMI or its designee any and all of any of the JPMC Entities right, title and interest in and to the WMI Intellectual Property, (e) the JPMC Entities shall be deemed to have granted to the WMI Entities a non-exclusive, non-transferable, royalty-free license to use the WMB Intellectual Property during the period from September 25, 2008 until the Effective Date, (f) WMI and JPMC shall cooperate and take all actions reasonably necessary to effectuate the determinations, waivers, assignments, licenses and transfers contemplated by this Section 2.17, and, to the extent that any testimony is reasonably requested from WMI by JPMC to register and enforce JPMC’s rights in the Transferred Intellectual Property and the WMB Intellectual Property solely in the name of JPMC, the same shall be provided by WMI at JPMC’s sole cost and expense, and (g) the WMI Entities shall limit their use of wamuinc.net to the domain portion of email addresses for employees of the WMI Entities during the period from the Effective Date through the six (6) month anniversary of the date of entry of an order of the Bankruptcy Court closing the Chapter 11 Cases, and thereafter, will discontinue all use of wamuinc.net.

Section 2.18.          Wind Investment.  On and effective as of the Effective Date, and pursuant to the 363 Sale and Settlement, WMIIC shall be deemed to have sold, transferred and assigned to JPMC, or its nominee, any and all of WMIIC’s right, title and interest in and to JPMC Wind Investment Portfolio LLC.  The WMI Entities and the Acquisition JPMC Entities shall cooperate and take all actions reasonably necessary to effectuate the assignment and transfer contemplated by this Section 2.18.

Section 2.19.          Loan Servicing.  From and after the Effective Date, JPMC shall (a) cause such of its Affiliates to continue to service the loans identified on Exhibit “Z” hereto (the “Loans”) pursuant to the servicing agreements identified on Exhibit “AA” hereto (the “Servicing Agreements”), (b) cause such of its Affiliates to remit to WMI all checks and/or payments received in connection with those loans in its possession and (c) promptly (i) remit to WMI all servicing advances that JPMC is holding with respect to such loans and (ii) provide WMI an accounting with respect to each of the foregoing.  Notwithstanding the foregoing, any dispute that may arise relating to the servicing of such loans during the period from and after the Effective Date shall be brought pursuant to such servicing agreements and this Agreement is not intended to create any additional rights, obligations or remedies.  The Parties acknowledge and agree that (y) the Loans are the only loans that are or will be, from and after the Effective Date, serviced by the JPMC Entities (or their Affiliates) for the WMI Entities (or their

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Affiliates or their successors in interest) and that the Service Agreements are the only servicing agreements between the JPMC Entities (or their Affiliates) and the WMI Entities (or their Affiliates) and (z) with the exception of the obligations set forth in this Section 2.19, the JPMC Entities (and their Affiliates) shall have no further obligations or liability to any of the WMI Entities (or their Affiliates) with respect to or in any way related to the servicing of any loans for the WMI Entities (or their Affiliates).

Section 2.20.          IAA Agreements.

(a)           IAA/JPMC.  From and after the date of execution of this Agreement by the WMI Entities and JPMC, the IAA/JPMC shall be deemed amended under its current terms to provide for the extension of the term set forth therein (a) up to and including the entry of an order of the Bankruptcy Court approving the Disclosure Statement in accordance with section 1125 of the Bankruptcy Code and (b) either (i) further extended through the later to occur of (A) date of entry of an order of the Bankruptcy Court closing the Chapter 11 Cases and (B) December 31, 2011; provided, however, that such extension shall be solely for the limited purposes of providing the Debtors, or their successors in interest, as the case may be, with access to documents reasonably necessary (1) to comply with pending or future requests in any litigation or governmental investigation, (2) in connection with any objection by the Debtors, or their successors in interest, as the case may be, to any claim in the Chapter 11 Cases, so long as such objection is interposed on or prior to January 31, 2011, and (3) with respect to the Debtors’ administration and resolution of all Pre-2009 Group Tax matters in accordance with the terms and provisions of this Agreement or (ii) rather than extending the expiration of the IAA/JPMC in accordance with subsections (b)(i)(A) and (B) above, JPMC, at its sole option, discretion and expense, may elect to make available for inspection and copying by WMI any or all of the books and records to which WMI has access under the IAA/JPMC, including all electronic records, through and up to twelve (12) months following the Effective Date.  If so elected, WMI and JPMC shall agree on a third party provider which, subject to confidentiality limitations, shall have such access as may reasonably be required to copy the records (including electronic records and backup tapes) designated by WMI, and JPMC shall be relieved of any further obligations or undertaking to the WMI Entities with respect thereto.

(b)           IAA/FDIC.  From and after the date of execution of this Agreement by the Debtors, the Creditors’ Committee and the FDIC Receiver, the IAA/FDIC shall be deemed amended under its current terms to provide for an expiration upon the earlier to occur of (i) entry of an order of the Bankruptcy Court closing the Chapter 11 Cases and (ii) the closing of the Receivership.

Section 2.21.          BKK Litigation.

(a)           Liabilities and Policies.  On and effective as of the Effective Date, and pursuant to the 363 Sale and Settlement, (a) JPMC shall assume any and all liabilities and obligations of the WMI Entities (other than WMI Rainier LLC) for remediation or clean-up costs and expenses (and excluding tort and tort related liabilities,

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if any), in excess of applicable and available insurance, arising from or relating to (i) the BKK Litigation, (ii) the Amended Consent Decree, dated March 6, 2006, entered in connection therewith, and (iii) that certain Amended and Restated Joint Defense, Privilege and Confidentiality Agreement, dated as of February 28, 2005, by and among the BKK Joint Defense Group, as defined therein (collectively, the “BKK Liabilities”), (b) JPMC shall pay or fund the payment of BKK Liabilities to the extent such BKK Liabilities are not covered by insurance policies (the “BKK-Related Policies”) issued by the insurance carriers (the “BKK-Related Carriers”), set forth in Schedule 2.21 annexed hereto, (c) the WMI Entities and the FDIC Receiver shall provide JPMC with a corporate resolution, in a form reasonably acceptable to JPMC, duly authorized by the WMI Entities and the FDIC Receiver, as the case may be, authorizing JPMC to act as their exclusive agent with respect to all rights and benefits to which the WMI Entities or the FDIC Receiver are entitled under the BKK-Related Policies and to resolve the BKK Liabilities on behalf of the WMI Entities, (d) the WMI Entities shall cooperate with JPMC in the negotiation of any agreements or settlements with the BKK-Related Carriers or any third parties related to the BKK Liabilities and execute any documents which may be reasonably necessary to effectuate the terms of this Section 2.21 or such agreements or settlements, (e) subject to the consent of the BKK-Related Carriers, if legally required, the WMI Entities and the FDIC Receiver agree that JPMC, rather than any of the WMI Entities or the FDIC Receiver, shall be entitled to recover from the BKK-Related Carriers any costs and expenses, including any costs and expenses related to any judgments or settlements, incurred by any of the WMI Entities or WMB prior to the Effective Date, related to, or in the defense of claims related to, the BKK Liabilities and hereby assign all such rights to JPMC, (f) the WMI Entities agree to provide JPMC with notice of any claim made or suit filed against any of the WMI Entities relating to the BKK Liabilities within thirty (30) days following receipt of such claim or suit, (g) JPMC shall indemnify the WMI Entities (other than WMI Rainier LLC) for the BKK Liabilities to the extent that such liabilities are not covered by the BKK-Related Policies and defend the WMI Entities (other than WMI Rainier LLC) with regard to the BKK Liabilities to the extent that the WMI Entities (other than WMI Rainier LLC) are not defended under the BKK-Related Policies, (h) the WMI Entities agree (i) that JPMC has sole discretion to retain counsel of its choice to defend any claims or suits pursuant to its obligations under this Section 2.21, (ii) that JPMC may retain common counsel to defend both it and the WMI Entities, and (iii) to waive any actual or potential conflicts of interest in order to permit JPMC to use common counsel.  As of the Effective Date, the WMI Entities shall assign for themselves and their successors in interest to JPMC all claims for contribution, equitable indemnity and cost recovery that they have or may have in the future related to the BKK Liabilities.  The FDIC Receiver agrees that all of the BKK-Related Policies and all rights belonging to WMB under the BKK-Related Policies, were assigned or otherwise transferred to JPMC pursuant to the Purchase and Assumption Agreement.  The FDIC Receiver agrees to (x) execute any documents which may be necessary to effectuate the terms of the Purchase and Assumption Agreement with regard to the BKK-Related Policies, (y) file, as reasonably requested by JPMC, statements in support of the assignment in any appropriate court of law, and (z) execute any documents reasonably necessary to effectuate any agreement with the BKK-Related Carriers or with any third

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parties, including any settlement agreements, relating to the BKK-Related Policies or the BKK Liabilities.

(b)           Claims Objections and Reimbursement.  The Debtors agree to object to the proofs of claim filed against the Debtors and the Debtors’ chapter 11 estates and numbered 2138, 2213, 2233, 2405, 2467, 2693 and 3148 (collectively, the “BKK Proofs of Claim”).  To the extent the BKK Proofs of Claim are not withdrawn, with prejudice, JPMC shall defend the Debtors against and reimburse the Debtors for any distribution which the Debtors become obligated to make and make on account of remediation or clean-up costs and expenses contained in such BKK Proofs of Claim and not otherwise covered by the BKK-Related Policies and/or reimbursed by the BKK-Related Carriers.  The Debtors shall cooperate to enable counsel selected by JPMC to defend against such BKK Proofs of Claim.  All other provisions of subsection (a) of the Section 2.21 providing for the use of the BKK-Related Policies are applicable to this Section 2.21(b).

(c)           Non-Transferability.  Nothing in this Section 2.21 is intended to transfer to JPMC any liabilities of the WMI Entities not specified in this Section 2.21 or any liabilities of WMI Rainier LLC.

Section 2.22.          Allowance of Certain JPMC Claims.  On and effective as of the Effective Date, the JPMC Claims shall constitute the JPMC Allowed Unsecured Claim and shall be classified with and treated in the same manner as other allowed general unsecured claims under the Plan, including, without limitation, with respect to distributions pursuant to Plan; provided, however, that, notwithstanding the foregoing, on and effective as of the Effective Date, the JPMC Entities shall be deemed to have contributed all amounts distributable or payable to the JPMC Entities pursuant to the Plan on account of the JPMC Allowed Unsecured Claim to the Debtors in exchange for certain of the releases identified in the Plan.

Section 2.23.          Bond Indemnity Matters.  On and effective as of the Effective Date, and pursuant to the 363 Sale and Settlement, (a) all of the WMI Entities’ right, title and interest in and to the Bonds, if any, shall be deemed to be and forever determined to be the property of JPMC and the WMI Entities will be deemed to have sold, transferred, and assigned any and all right, title and interest the WMI Entities may have in the Bonds, free and clear of the liens, Claims, interests and encumbrances of any Person other than the liens, Claims, interests and encumbrances, if any, of JPMC, (b) JPMC shall assume all Assumed Liabilities of the WMI Entities related to the Bonding Companies (including, without limitation, Safeco Insurance Company), the Bonded Obligations and the Bond Indemnity and (c) to the extent that any of the Bonding Companies have filed proofs of claim against the Debtors and their chapter 11 estates, JPMC shall pay or fund the payment of the Assumed Liabilities portion of any and all such Claims, as set forth on Schedule 2.23 hereto, to the extent such portion of any such Claim becomes an Allowed Claim; provided, however, that JPMC shall not be obligated to make duplicate payments on account of clauses (b) and (c) hereof.

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Section 2.24.          Plan Releases Matters.  The Plan shall provide, to the fullest extent legally permissible, that any Person, including, without limitation, each REIT Trust Holder, receiving a distribution pursuant to the Plan shall release, and shall be deemed to have released, the JPMC Entities, the FDIC Receiver, FDIC Corporate and the Receivership from any and all Released Claims and any other Claims such Person may have arising from or relating to the claims or interests for which such party is receiving such distribution; provided, however, that, as set forth in Section 3.8 hereof, nothing is or shall be intended, nor shall it be construed, to release any claims or defenses that the JPMC Entities and the FDIC Parties may have pursuant to the Purchase and Assumption Agreement.  The Plan shall also provide that the Debtors shall seek to bind those entities that opt out of the releases provided in the Plan.  The releases that will be obtained through the Plan are essential to the success of the reorganization and necessary to make the Plan feasible.  Without limiting the foregoing, in consideration for the waiver and release of the JPMC Entities from any and claims resulting from, among other things, the issuance or assignment of the Trust Preferred Securities or any commitment, disclosure or non-disclosure with respect thereto, the declaration of any Exchange Event, as defined in the offering materials relating to the Trust Preferred Securities, with respect to the Trust Preferred Securities by the Office of Thrift Supervision, the assignment of the Trust Preferred Securities subsequent thereto, and any and all claims in any way related to the Trust Preferred Securities or the REIT Series, pursuant to the Plan, on the Effective Date, (a) JPMC shall (i) pay to the REIT Trust Holders Fifty Million Dollars ($50,000,000.00) or (ii) at the election of JPMC, distribute to the REIT Trust Holders shares of common stock of JPMC having a value as of the Effective Date in the amount of Fifty Million Dollars ($50,000,000.00) and (b) each REIT Trust Holder receiving its pro rata share of such consideration shall execute and deliver, or be deemed to have executed and delivered, a release for the benefit of JPMC with respect to the foregoing events.

Section 2.25.          Checks, Funds, Rebatements and Reimbursements.  On and effective as of the Effective Date, pursuant to the 363 Sale and Settlement, and except as otherwise expressly set forth herein, including, without limitation, pursuant to Section 2.4 hereof, the WMI Entities, the FDIC Receiver and the JPMC Entities shall waive and release any and all claims and rights to checks or funds received by the other Party at any time from and after the Petition Date and made out to “Washington Mutual”, “WaMu”, “WAMU”, “WMI”, “WMB” or other similar nomenclature; provided, however, that, within twenty (20) Business Days from the execution and delivery hereof, the WMI Entities, the FDIC Receiver and the JPMC Entities shall provide to the other Party a list setting forth the amounts received by each such Party and referenced above; and, provided, further, that, to the extent that any JPMC Entities have received any amounts from communications carriers that represent funds for overcharges, refunds or rebates, which relate to activity during the period prior to the Petition Date, such JPMC Entities shall (a) pay to WMI any such amounts received or (b) pay or fund the payment of any Claims of such communications carriers to the extent such Claims become Allowed Claims.

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Section 2.26.           No Pass-Through Liability.  This Agreement shall not create, and the terms and provisions shall not be construed to create, any additional liability on the part of the FDIC Parties as a result of the transfer of assets and assumption of liabilities set forth herein, including, without limitation, liability arising as a result of claims for setoff, recoupment, indemnification, contribution or subrogation.

Section 2.27.          Orders of Investigation.  On and effective as of the Effective Date, (a) except with respect to the WMI Releasees, as defined in Section 3.1 hereof, the FDIC Parties may enforce any existing FDIC Order of Investigation or issue, file or serve any additional or replacement FDIC Order of Investigation against any Person, and (b) each of the WMI Releasees set forth on any such FDIC Order of Investigation shall be relieved of any and all obligations to comply with or other requirements set forth therein or under applicable law, if any.

Section 2.28.          Allocation of Consideration Received by FDIC Receiver.  Pursuant to this Agreement, the FDIC Receiver is releasing potential claims against certain present or former WMI or WMB directors or officers (the “Potential Claims”).  The FDIC Receiver has allocated no more than One Hundred Twenty Five Million Dollars ($125,000,000.00) of the consideration to be received by the FDIC Receiver pursuant to the Plan and Sections 2.4 and 2.26 hereof to the FDIC Receiver’s release of the Potential Claims.

Section 2.29.          WMB Claims and Distributions.  The Debtors and the FDIC Receiver acknowledge and agree that (a) the Plan provides a distribution (contingent on the occurrence of certain conditions) to Bank Creditors in the amount of five and three hundred fifty-seven thousandths percent (5.357%) of the Homeownership Carryback Refund Amount, with a cap of One Hundred Fifty Million Dollars ($150,000,000.00) (the “Bank Creditor Distribution”), on account of and in complete and full satisfaction of purported claims of Bank Creditors against WMI (other than claims that are otherwise subordinated pursuant to section 510 of the Bankruptcy Code), including, without limitation, the Bank Bondholder Claims, to the extent it is determined by Final Order that such claims, including the Bank Bondholder Claims, are Allowed Claims against the Debtors and the Debtors’ chapter 11 estates, (b) the Bank Creditor Distribution shall be paid when WMI receives its distribution of the Homeownership Carryback Refund Amount in accordance with Section 2.4 hereof, (c) as set forth in Sections 2.5 and 4.6 hereof, the Bank Bondholder Claims are derivative in nature of the claims and causes of action asserted by the FDIC Parties and the Receivership in the FDIC Claim and the WMI Action and (d) the claims and causes of action that have or may be asserted by the FDIC Parties and the Receivership against the Debtors and the Debtors’ chapter 11 estates are being released, discharged or settled as a result of this Agreement and the Plan.

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ARTICLE III
RELEASES AND BAR ORDER

Section 3.1.            Release of WMI Entities.  On and effective as of the Effective Date, and without the need for the execution and delivery of additional documentation or the entry of any additional orders of the Bankruptcy Court, except as expressly provided in this Agreement and the Plan, the JPMC Entities, the Creditors’ Committee, the FDIC Parties and each of the Settlement Note Holders, each of their respective subsidiaries and Affiliates and the predecessors, successors and assigns of any of them and any other Person that claims or might claim through, on behalf of or for the benefit of any of the foregoing whether directly or derivatively (including, without limitation, by or through the Receivership or otherwise) (collectively, the “Non-Debtor Releasors”), shall be deemed to have irrevocably and unconditionally, fully, finally, and forever waived, released, acquitted and discharged the WMI Entities, WMB, each of the Debtors’ estates, the Reorganized Debtors, their respective past or present parent entities, subsidiaries, Affiliates, directors, officers, employees, professionals, including, without limitation, any and all professionals retained by WMI or the Creditors’ Committee in the Chapter 11 Cases either (a) pursuant to an order of the Bankruptcy Court other than ordinary course professionals or (b) as set forth on Schedule 3.1(a) hereto (collecively, the “Retained Professionals”), and the predecessors, successors and assigns of any of them (collectively, but excluding the Persons set forth on Exhibit “BB” hereto (the “Excluded Parties”), the “WMI Releasees”) from any and all claims, demands, rights, liabilities, or causes of action of any and every kind, character or nature whatsoever, in law or in equity, known or unknown (including Unknown Claims), whether asserted or unasserted, which the Non-Debtor Releasors, or any of them, or anyone claiming through them, on their behalf or for their benefit have or may have or claim to have, now or in the future, against any WMI Releasee that are Released Claims or otherwise are based upon, related to, or arise out of or in connection with any of WMI’s assets or any assets to be received by WMI as provided herein, the Plan Contribution Assets, the JPMC Claims, the FDIC Claim, the Purchase and Assumption Agreement, the Intercompany Claims, the WMI Accounts, the Disputed Accounts (including, without limitation, any rights of setoff, recoupment, banker’s liens, or similar rights a Non-Debtor Releasor may have against funds in the Disputed Accounts or the WMI Accounts), any intercompany claims on the books of WMI or WMB related to the WaMu Pension Plan and the Lakeview Plan and claims related in any way to the Trust Preferred Securities (including, without limitation, the creation of the Trust Preferred Securities, the retention of the Trust Preferred Securities and the transfer of WMI’s interest therein to JPMC), or any claim, act, fact, transaction, occurrence, statement or omission in connection with, or alleged or that could have been alleged in the Related Actions, including, without limitation, any such claim, demand, right, liability, or cause of action for indemnification, contribution, or any other basis in law or equity for damages, costs or fees incurred by the Non-Debtor Releasors arising directly or indirectly from or otherwise relating to the Actions (the “WMI Released Claims”).  Notwithstanding anything contained in this Section 3.1 or elsewhere to the contrary, (a) the foregoing is not intended to release, nor shall it have the effect of releasing, (i) the WMI Releasees from the performance of their obligations in

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accordance with this Agreement, the written agreements set forth on Schedule 3.1(b) hereto and entered into among either of the WMI Entities, on the one hand, and any of the Non-Debtor Releasors, on the other hand, during the period subsequent to the Petition Date, (ii) with respect to the FDIC Parties only, and subject to the terms and provisions of Section 3.6 hereof, any Person (other than any Person serving as a current director or officer of WMI or WMB or their subsidiaries or Affiliates) from any enforcement or regulatory action by the FDIC Parties or such other claims or causes of action which the FDIC Parties have against the Excluded Parties, (iii) with respect to the FDIC Parties only, and solely to the extent of an action commenced by or for the benefit of a WMI Releasee, any claims or rights that the FDIC Parties may have to intervene in any such action solely to assert that such action is a derivative action that, as a matter of law, belongs to the FDIC Parties, and not for purposes of obtaining an affirmative recovery against such WMI Releasee with regard to the WMI Released Claims and (iv) any avoidance action or claim objection regarding an Excluded Party or a WMI Releasee, (b) each Non-Debtor Releasor shall retain the right to assert any and all WMI Released Claims by way of setoff, contribution, contributory or comparative fault or in any other defensive manner in the event that such Non-Debtor Releasor or any other person or entity (but solely as a defense against the claims of such person or entity and not for purposes of obtaining an affirmative recovery) and such WMI Released Claim shall be determined in connection with any such litigation as if the provisions of this Section 3.1 were not effective, and (c) solely to the extent any governmental authority obtains or enters an order directing restitution for the criminal or otherwise wrongful acts, (i) such orders shall be for the benefit of the FDIC Receiver as successor to WMB and (ii) if WMI or JPMC receives any payment in respect of any such order, such entity shall (1) hold such amounts in trust for the FDIC Receiver as successor to WMB, (2) promptly notify the FDIC Receiver of its receipt of such payment and (3) remit such funds to the FDIC Receiver for the benefit of the Receivership.

Section 3.2.            Release of the JPMC Entities.  On and effective as of the Effective Date, and without the need for the execution and delivery of additional documentation or the entry of any additional orders of the Bankruptcy Court, except as expressly provided in this Agreement and the Plan, the WMI Entities, each of the Debtors’ estates, the Reorganized Debtors, the FDIC Parties, the Creditors’ Committee, each of the Settlement Note Holders and each of their respective subsidiaries and Affiliates and the predecessors, successors and assigns of any of them and any other Person that claims or might claim through, on behalf of or for the benefit of any of the foregoing, whether directly or derivatively (including, without limitation, by or through the Debtors, the Receivership or otherwise) (collectively, the “Non-JPMC Releasors”), shall be deemed to have irrevocably and unconditionally, fully, finally and forever waived, released, acquitted and discharged the JPMC Entities, the Acquisition JPMC Entities and any of their respective past or present parent entities, subsidiaries, Affiliates, directors, officers, employees, professionals and the predecessors, successors and assigns of any of them (collectively, the “JPMC Releasees”), from any and all claims, demands, rights, liabilities, or causes of action of any and every kind, character or nature whatsoever, in law or in equity, known or unknown (including Unknown Claims),

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whether asserted or unasserted, which the Non-JPMC Releasors, or any of them, or anyone claiming through them, on their behalf or for their benefit, have or may have or claim to have, now or in the future, against any JPMC Releasee that are Released Claims or otherwise are based upon, related to, or arise out of or in connection with any assets to be received by JPMC as provided herein, the Plan Contribution Assets, the Debtors’ Claims, the JPMC Claims, the FDIC Claim, the Purchase and Assumption Agreement, the Intercompany Claims, any intercompany claims on the books of WMI or WMB related to the WaMu Pension Plan or the Lakeview Plan and claims related in any way to the Trust Preferred Securities (including, without limitation, the creation of the Trust Preferred Securities, the financing associated therewith, the requested assignment of the Trust Preferred Securities by the Office of Thrift Supervision and the transfer and the asserted assignment of the Trust Preferred Securities subsequent thereto) or any claim, act, fact, transaction, occurrence, statement or omission in connection with or alleged or that could have been alleged in the Related Actions, including, without limitation, any such claim, demand, right, liability, or cause of action for indemnification, contribution, or any other basis in law or equity for damages, costs or fees incurred by the Non-JPMC Releasors arising directly or indirectly from or otherwise relating to the Related Actions (the “JPMC Released Claims”).  Notwithstanding anything contained in this Section 3.2 or elsewhere to the contrary, (a) the foregoing is not intended to release, nor shall it have the effect of releasing, JPMC from the performance of its obligations in accordance with this Agreement, the written agreements set forth on Schedule 3.2 hereto and entered into among any of the JPMC Entities, on the one hand, and either of the WMI Entities, on the other hand, during the period subsequent to the Petition Date, (b) each Non-JPMC Releasor shall retain the right to assert any and all JPMC Released Claims by way of setoff, contribution, contributory or comparative fault or in any other defensive manner in the event that such Non-JPMC Releasor is sued on any JPMC Released Claim by a JPMC Releasee or any other person or entity (but solely as a defense against the claims of such person or entity and not for purposes of obtaining an affirmative recovery) and such JPMC Released Claim shall be determined in connection with any such litigation as if the provisions of this Section 3.2 were not effective and (c) subject to the provisions of Section 3.8 hereof, the foregoing is not intended to release, nor shall it have the effect of releasing, any rights, claims or defenses that the FDIC Parties may have pursuant to the Purchase and Assumption Agreement.

Section 3.3.           Release of the FDIC Parties.  On and effective as of the Effective Date, and without the need for the execution and delivery of additional documentation or the entry of any additional orders of the Bankruptcy Court, except as expressly provided in this Agreement and the Plan, the WMI Entities, each of the Debtors’ estates, the Reorganized Debtors, the JPMC Entities, the Creditors’ Committee, each of the Settlement Note Holders and each of their respective subsidiaries and Affiliates and the predecessors, successors and assigns of any of them and any other Person that claims or might claim through, on behalf of or for the benefit of any of the foregoing, whether directly or derivatively (collectively, the “Non-FDIC Releasors”) shall be deemed to have irrevocably and unconditionally, fully, finally, and forever waived, released, acquitted and discharged the FDIC Receiver, FDIC Corporate, the

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Receivership, their respective past or present parent entities, subsidiaries, Affiliates, directors, officers, employees, professionals and the predecessors, successors and assigns of any of these (collectively, the “FDIC Releasees”) from any and all claims, demands, rights, liabilities, or causes of action of any and every kind, character or nature whatsoever, in law or in equity, known or unknown (including Unknown Claims), whether asserted or unasserted, which the Non-FDIC Releasors, or any of them, or anyone claiming through them, on their behalf or for their benefit, have or may have or claim to have, now or in the future, against any FDIC Releasee that are Released Claims or otherwise are based upon, related to, or arise out of or in connection with the Plan Contribution Assets, the Debtors’ Claims, the JPMC Claims, the Intercompany Claims, the Purchase and Assumption Agreement, any intercompany claims on the books of WMI or WMB related to the WaMu Pension Plan or the Lakeview Plan and claims related in any way to the Trust Preferred Securities (including, without limitation, the creation of the Trust Preferred Securities, the financing associated therewith, the requested assignment of the Trust Preferred Securities by the Office of Thrift Supervision and the transfer and the asserted assignment of the Trust Preferred Securities subsequent thereto) or any claim, act, fact, transaction , occurrence, statement, or omission in connection with or alleged or that could have been alleged in the Related Actions, including, without limitation, any such claim, demand, right, liability, or cause of action for indemnification, contribution, or any other basis in law or equity for damages, costs or fees incurred by the Non-FDIC Releasors arising directly or indirectly from or otherwise relating to the Related Actions, other than any claims or rights that the JPMC Entities may have against the FDIC Releasees pursuant to the Purchase and Assumption Agreement (collectively, the “FDIC Released Claims”).  Notwithstanding anything contained in this Section 3.3 or elsewhere to the contrary, (a) the foregoing is not intended to release, nor shall it have the effect of releasing, the FDIC Parties from the performance of their obligations in accordance with this Agreement and the written agreements set forth on Schedule 3.3 hereto and entered into among the FDIC Receiver, FDIC Corporate or the Receivership, on the one hand, and either of the WMI Entities, on the other hand, during the period subsequent to the Petition Date, or with respect to the Purchase and Assumption Agreement, (b) each Non-FDIC Releasor shall retain the right to assert any and all FDIC Released Claims by way of setoff, contribution, contributory or comparative fault or in any other defensive manner in the event that such Non-FDIC Releasor is sued on any FDIC Released Claim by an FDIC Releasee or any other person or entity (but solely as a defense against the claims of such person or entity and not for purposes of obtaining an affirmative recovery) and such FDIC Released Claim shall be determined in connection with any such litigation as if the provisions of this Section 3.3 were not effective, (c) subject to the provisions of Section 3.8 hereof, the foregoing is not intended to release, nor shall it have the effect of releasing, any rights or claims that the JPMC Entities may have pursuant to the Purchase and Assumption Agreement, and (d) the foregoing is not intended to release, nor shall it have the effect of releasing, any Releasee or any Person of claims that may be held or asserted by the Federal Deposit Insurance Corporation, in any capacity (including, without limitation, as regulator or as receiver for any failed depository institution other than WMB), to the extent that any such claims are unrelated to the Debtors, the Chapter 11 Cases, the Actions, the WMI Claims or the FDIC Claim.

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Section 3.4.            Release of the Settlement Note Holders.  On and effective as of the Effective Date, and without the need for the execution and delivery of additional documentation or the entry of any additional orders of the Bankruptcy Court, except as expressly provided in this Agreement and the Plan, the WMI Entities, each of the Debtors’ estates, the Reorganized Debtors, the JPMC Entities, the FDIC Parties, the Creditors’ Committee, each of their respective subsidiaries and Affiliates and the predecessors, successors and assigns of any of them and any other Person that claims or might claim through, on behalf of or for the benefit of any of the foregoing, whether directly or derivatively (including, without limitation, by or through the Receivership or otherwise) (collectively, the “Non-Settlement Note Releasors”) shall be deemed to have irrevocably and unconditionally, fully, finally, and forever waived, released, acquitted and discharged the Settlement Note Holders, their respective past or present parent entities, subsidiaries, Affiliates, directors, officers, employees, professionals and the predecessors, successors and assigns of any of these (collectively, the “Settlement Note Releasees”) from any and all claims, demands, rights, liabilities or causes of action, of any and every kind, character or nature whatsoever, in law or in equity, known or unknown (including, Unknown Claims), whether asserted or unasserted, which the Non-Settlement Note Releasors, or any of them, or anyone claiming through them, on their behalf or for their benefit, have or may have or claim to have, now or in the future, against any Settlement Note Releasee that are Released Claims or otherwise are based upon, related to, or arise out of or in connection with the Plan Contribution Assets, the Debtors’ Claims, the JPMC Claims, the FDIC Claim, the Purchase and Assumption Agreement, the creation of the Trust Preferred Securities, the financing associated therewith, the requested assignment of the Trust Preferred Securities by the Office of Thrift Supervision, the transfer and the asserted assignment of the Trust Preferred Securities subsequent thereto, the Chapter 11 Cases and the negotiation, confirmation and consummation of the Plan and this Agreement or any claim, act, fact, transaction, occurrence, statement, or omission in connection with or alleged or that could have been alleged in the Related Actions, including, without limitation, any such claim, demand, right, liability, or cause of action for indemnification, contribution, or any other basis in law or equity for damages, costs or fees incurred by the Non-Settlement Note Releasors arising directly or indirectly from or otherwise relating to the Related Actions (collectively, the “Settlement Note Released Claims”).  Notwithstanding anything contained in this Section 3.4 or elsewhere to the contrary, (a) the foregoing is not intended to release, nor shall have the effect of releasing, the Settlement Note Holders from the performance of their obligations in accordance with this Agreement, the written agreements set forth on Schedule 3.4 hereto and entered into among any of the Settlement Note Holders, on the one hand, and either of the WMI Entities, on the other hand, during the period subsequent to the Petition Date and (b) each Non-Settlement Note Releasor shall retain the right to assert any and all Settlement Note Released Claims by way of setoff, contribution, contributory or comparative fault or in any other defensive manner in the event that such Non-Settlement Note Releasor is sued on any Settlement Note Released Claim by a Settlement Note Releasee or any other person or entity (but solely as a defense against the claims of such person or entity and not for purposes of obtaining an affirmative recovery) and such Settlement Note Released Claim shall be determined in

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connection with any such litigation as if the provisions of this Section 3.4 were not effective.

Section 3.5.            Release of Creditors’ Committee.  On and effective as of the Effective Date, and without the need for the execution and delivery of additional documentation or the entry of any additional orders of the Bankruptcy Court, the WMI Entities, each of the Debtors’ estates, the Reorganized Debtors, the JPMC Entities, the FDIC Parties, each of the Settlement Note Holders, each of their respective subsidiaries and Affiliates and the predecessors, successors and assigns of any of them and any other Person that claims or might claim through, on behalf of or for the benefit of any of the foregoing whether directly or derivatively (including, without limitation, by or through the Receivership, the Debtors or otherwise) (the “Non-Creditors’ Committee Releasors”), shall be deemed to have irrevocably and unconditionally, fully, finally, and forever waived, released, acquitted and discharged the Creditors’ Committee, the members of the Creditors’ Committee, and their respective past or present members, subsidiaries, Affiliates, directors, officers, employees, professionals and the predecessors, successors and assigns of any of them (the “Creditors’ Committee Releasees”) from any and all claims, demands, rights, liabilities, or causes of action of any and every kind, character or nature whatsoever, in law or in equity, known or unknown (including Unknown Claims), whether asserted or unasserted, which the Non-Creditors’ Committee Releasors, or any of them, or anyone claiming through them, on their behalf or for their benefit have or may have or claim to have, now or in the future, against any Creditors’ Committee Releasee that are Released Claims or otherwise are based upon, related to, or arise out of or in connection with any of WMI’s assets or any assets to be received by WMI, its constituencies, or the Creditors’ Committee’s constituencies as provided herein, the Plan Contribution Assets, the JPMC Claims, the FDIC Claim, the Purchase and Assumption Agreement, the Intercompany Claims, the Disputed Accounts and the WMI Accounts (including, without limitation, any rights of setoff, recoupment, banker’s liens, or similar rights a Non-Creditors’ Committee Releasor may have against funds in the Disputed Accounts and the WMI Accounts), any intercompany claims on the books of WMI or WMB related to the WaMu Pension Plan and the Lakeview Plan and claims related in any way to the Trust Preferred Securities (including, without limitation, the creation of the Trust Preferred Securities, the retention of the Trust Preferred Securities and the transfer of WMI’s interest therein to JPMC), or any claim, act, fact, transaction, occurrence, statement or omission in connection with, or alleged or that could have been alleged in the Related Actions, including, without limitation, any such claim, demand, right, liability, or cause of action for indemnification, contribution, or any other basis in law or equity for damages, costs or fees incurred by the Non-Creditors’ Committee Releasors arising directly or indirectly from or otherwise relating to the Actions (the “Creditors’ Committee Released Claims”).  Notwithstanding anything contained in this Section 3.5 or elsewhere to the contrary, (a) the foregoing is not intended to release, nor shall it have the effect or releasing, the Creditors’ Committee Releasees from the performance of their obligations in accordance with this Agreement, the written agreements set forth on Schedule 3.5 hereto and entered into among any of the Creditors’ Committee Releasees, on the one  hand, and any of the Non-Creditors’ Committee

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Releasors, on the other hand, during the period subsequent to the Petition Date and (b) each Non-Creditors’ Committee Releasor shall retain the right to assert any and all Creditors’ Committee Released Claims by way of setoff, contribution, contributory or comparative fault or in any other defensive manner in the event that such Non-Creditors’ Committee Releasor or any other person or entity (but solely as a defense against the claims of such person or entity and not for purposes of obtaining an affirmative recovery) and such Creditors’ Committee Released Claim shall be determined in connection with any such litigation as if the provisions of this Section 3.5 were not effective.

Section 3.6.            Relief for Indemnification and Contribution Claims.  Without in any way limiting the scope of Section 3.1 hereof, each of the FDIC Parties further agrees that, from and after the Effective Date, if (a) any claim or cause of action is commenced, asserted, continued or pursued by, on behalf of, or for the benefit of any of the FDIC Parties against any Person, including, without limitation, any Excluded Party, for claims or causes of action relating to the period prior to the Effective Date, (b) a judgment or settlement is obtained in connection therewith requiring payment by such Person to any of the FDIC Parties or otherwise (the “FDIC Judgment or Settlement”), and (c) as a direct or indirect result thereof, any Person seeks and successfully obtains, by way of judgment, award, settlement (with consent of the FDIC Parties, which consent shall not be unreasonably withheld) or otherwise, directly or indirectly, any contribution or indemnity from any of the WMI Releasees based upon, arising from, or related to the FDIC Judgment or Settlement, then, such FDIC Party shall not execute on, collect on, obtain a lien based upon, or otherwise perfect or use in any manner any FDIC Judgment or Settlement unless the FDIC Party first reduces the FDIC Judgment or Settlement amount or otherwise structures such FDIC Judgment or Settlement, by agreement or otherwise, such that none of the WMI Releasees shall be required to make any payment on such contribution or indemnification or, directly or indirectly, any payment of any portion of the FDIC Judgment or Settlement that exceeds amounts paid or to be paid from available insurance coverage, including, without limitation, any insurance under the Tower Insurance Programs.  The specific action or inaction taken by any of the FDIC Parties as may be required by this Section 3.6 shall be at the discretion of such FDIC Parties so long as such action or inaction, as the case may be, shall be effective to relieve all of the WMI Releasees of such contribution or indemnification claims in a manner consistent with this Section 3.6.  Nothing contained in this Section 3.6 shall (x) require any FDIC Party to pay or otherwise be responsible for any attorneys’ fees or other costs of litigation incurred by any WMI Releasee, all such fees and costs being the sole responsibility and obligation of the WMI Releasee, (y) to the extent that the FDIC Parties comply with the provisions of this Section 3.6, require any of the FDIC Parties to indemnify, reimburse or pay any loss or obligation of any WMI Releasees, the Excluded Parties or any other Person, and (z) be construed to relieve any of the Debtors’ insurers, including, without limitation, any insurers in the Tower Insurance Programs, of any of their obligations under their insurance policies or applicable law.

Section 3.7.            Bar Order.  The effectiveness of the compromise and settlement set forth herein is conditioned upon, among other things, the Bankruptcy Court

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entering the Confirmation Order, each of which shall, inter alia, provide that each and every Person who is not a Releasor hereunder is permanently enjoined, barred and restrained from instituting, prosecuting, pursuing or litigating in any manner any and all claims, demands, rights, liabilities, or causes of action of any and every kind, character or nature whatsoever, in law or in equity, known or unknown (including Unknown Claims), whether asserted or unasserted, against any of the WMI Releasees, the JPMC Releasees, the FDIC Releasees, the Creditors’ Committee Releasees or the Settlement Note Releasees, that are Released Claims or otherwise are based upon, related to, or arise out of or in connection with the Debtors’ Claims, the JPMC Claims, the FDIC Claim, the Purchase and Assumption Agreement (other than any rights, claims or defenses the JPMC Entities or the FDIC Parties may have pursuant to the Purchase and Assumption Agreement), confirmation and consummation of the Plan, the negotiation and consummation of this Agreement or any claim, act, fact, transaction, occurrence, statement or omission in connection with or alleged or that could have been alleged in the Related Actions or other similar proceedings, including, without limitation, any such claim, demand, right, liability, or cause of action for indemnification, contribution, or any other basis in law or equity for damages, costs or fees incurred arising directly or indirectly from or otherwise relating to the Related Actions, either directly or indirectly by any Person for the direct or indirect benefit of any WMI Releasee arising from or related to the claims, acts, facts, transactions, occurrences, statements or omissions that are, could have been or may be alleged in the Related Actions or any other action brought or that might be brought by, through, on behalf of, or for the benefit of the WMI Releasees or any of them (whether arising under federal, state or foreign law, and regardless of where asserted).

Section 3.8.            JPMC and FDIC Preserved Rights.  Notwithstanding anything contained in this Article III to the contrary, nothing in this Agreement shall waive, release, acquit or discharge, nor shall it be construed to waive, release, acquit or discharge, the rights and obligations of JPMC and the FDIC Parties pursuant to the Purchase and Assumption Agreement, including, without limitation, any right to assert that liabilities remained with the FDIC Parties or seek indemnification in accordance with the provisions of Section 12.1 of the Purchase and Assumption Agreement or dispute the assertion of liabilities or entitlement to indemnification; provided, however, that this Agreement shall affect and be binding upon JPMC and the FDIC Parties to the extent it resolves any and all claims among JPMC and the FDIC Parties to the assets and consideration paid, sold, assigned and transferred to the JPMC Entities and the FDIC Parties pursuant to this Agreement and the Purchase and Assumption Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

Section 4.1.            Representation and Warranties of JPMC Entities.  JPMC hereby represents and warrants for itself, and on behalf of the other JPMC Entities, that:  (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with all requisite power and authority to carry on the business in which it is engaged, to own the properties it owns, to execute this Agreement

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and to consummate the transactions contemplated hereby; (b) it has full requisite power and authority to execute and deliver and to perform its obligations under this Agreement, and the execution, delivery and performance hereof, and the instruments and documents required to be executed by it in connection herewith (i) have been duly and validly authorized by it and (ii) are not in contravention of its organizational documents or any agreements specifically applicable to it; (c) no proceeding, litigation or adversary proceeding before any court, arbitrator or administrative or governmental body is pending against it which would adversely affect its ability to enter into this Agreement or to perform its obligations hereunder; and (d) it, or one of its affiliated JPMC Entities, directly or indirectly, has the power and authority to bind each other JPMC Entity to the terms of this Agreement or otherwise has been duly authorized by such other JPMC Entity to execute and deliver this Agreement on its behalf.

Section 4.2.            Representations of the JPMC Entities as to JPMC Claims/Tax Sharing Agreement.  JPMC hereby represents and warrants for itself, and on behalf of the other JPMC Entities, that:  (a) except with regard to the JPMC Claims referenced in the Recitals herein, none of the JPMC Entities holds any claims against the WMI Entities, known or unknown, whether asserted or unasserted, and that any such claims or causes of action are included among the WMI Released Claims, (b) it has not filed, or caused to be filed, a proof of claim against any of the Debtors other than the JPMC Claims; (c) as of the date hereof, it has not assigned, sold, participated, granted, conveyed, or otherwise transferred, in whole or in part, the JPMC Claims, and, as of the date hereof, it is not a party to any agreement to assign, sell, participate, grant, convey or otherwise transfer, and has not entered into any other agreement to assign, sell, participate, grant or otherwise transfer, in whole or in part, any portion of its right, title or interests in the JPMC Claims, and it has good title thereto, free and clear of all liens, security interests and other encumbrances of any kind; (d) as of the date hereof, the sole beneficial owners of the JPMC Claims are the JPMC Entities; and (e) as of September 25, 2008, the JPMC Entities acquired the assets of the Affiliated Banks and their Affiliates, pursuant to the Purchase and Assumption Agreement, including, without limitation, assets and rights in accordance with that certain Tax Sharing Agreement, dated as of August 31, 1999, by and among the parties thereto.

Section 4.3.            Representation and Warranties of the WMI Entities.  Each of the WMI Entities hereby represents and warrants for itself, and on behalf of the other Debtors, that:  (a) it is duly organized and validly existing under the laws of the jurisdiction of organization with all requisite power and authority to carry on the business in which it is engaged, to own the properties it owns, to execute this Agreement and to consummate the transactions contemplated hereby; (b) subject to entry of the Confirmation Order, it has full requisite power and authority to execute and deliver and to perform its obligations under this Agreement, and the execution, delivery and performance hereof, and the instruments and documents required to be executed by it in connection herewith (i) have been duly and validly authorized by it and (ii) are not in contravention of its organization documents or any material agreement specifically applicable to it; (c) no proceeding, litigation or adversary proceeding before any court,

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arbitrator or administrative or governmental body is pending against it which would adversely affect its ability to enter into this Agreement or to perform its obligations hereunder; and (d) it, or one of its Affiliated WMI Entities that is signatory hereto, directly or indirectly, and subject to the entry of the Confirmation Order, has the power and authority to bind each Debtor, Reorganized Debtor and other WMI Entity to the terms of this Agreement or otherwise has been duly authorized by such Debtor, Reorganized Debtor and other WMI Entity to execute and deliver this Agreement on its behalf.

Section 4.4.            Representations of the WMI Entities as to Debtors’ Claims.  Each of the WMI Entities hereby represents and warrants for itself, and on behalf of the other Debtors that:  (a) other than the claims asserted in the Actions, none of the Debtors holds any claim or cause of action against the JPMC Entities, the FDIC Parties or the Receivership and that any such claims or causes of actions are included among the JPMC Released Claims and the FDIC Released Claims, respectively; and (b) they are not aware of any proofs of claim filed by or on behalf of the WMI Entities other than the claims set forth in the Recitals herein.

Section 4.5.            Representations and Warranties of the FDIC Parties.  The FDIC Receiver hereby represents and warrants for itself and on behalf of the Receivership, and FDIC Corporate hereby represents and warrants that:  (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with all requisite power and authority to carry on the business in which it is engaged, to own the properties it owns, to execute this Agreement and to consummate the transactions contemplated hereby; (b) subject to the approval of the Board of Directors of the Federal Deposit Insurance Corporation (the “FDIC Board”), it has full requisite power and authority to execute and deliver and to perform its obligations under this Agreement, and the execution, delivery and performance hereof, and the instruments and documents required to be executed by it in connection herewith (i) have been duly and validly authorized by it and (ii) are not in contravention of its organizational documents or any agreements specifically applicable to it; (c) no proceeding, litigation or adversary proceeding before any court, arbitrator or administrative or governmental body is pending against it which would adversely affect its ability to enter into this Agreement or to perform its obligations hereunder; and (d) subject to the approval of the FDIC Board, it directly or indirectly, has the power and authority to bind itself and the Receivership to the terms of this Agreement or otherwise has been duly authorized to execute and deliver this Agreement on its behalf.

Section 4.6.            Representations of the FDIC Parties as to FDIC Claim.  The FDIC Receiver hereby represents and warrants for itself and on behalf of the Receivership, and FDIC Corporate hereby represents and warrants, effective upon FDIC Board approval, that:  (a) except with regard to the FDIC Claim and as set forth in the Actions, none of the FDIC Receiver, FDIC Corporate and the Receivership holds any claims against the WMI Entities, known or unknown, whether asserted or unasserted, and that any such claims or causes of action are included among the WMI Released Claims; (b) it has not filed, or caused to be filed, a proof of claim against any of the Debtors other

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than the FDIC Claim; (c) the FDIC Claim, together with those asserted against the WMI Entities in the WMI Action, represent all claims and causes of action of the FDIC Parties and the Receivership against the Debtors and that the claims similar in nature which are asserted in the Bank Bondholder Claims, including, without limitation, fraudulent transfer claims, breach of fiduciary claims, corporate veil piercing, alter ego, substantive consolidation, securities fraud and the undercapitalization of, failure to support and looting of WMB, are derivative in nature of the claims of Receivership and of the claims set forth in the FDIC Claim and the WMI Action; (d) as of the date hereof, it has not assigned, sold, participated, granted, conveyed, or otherwise transferred, in whole or in part, the FDIC Claim, and, as of the date hereof, it is not a party to any agreement to assign, sell, participate, grant, convey or otherwise transfer, and has not entered into any other agreement to assign, sell, participate, grant or otherwise transfer, in whole or in part, any portion of its right, title or interests in the FDIC Claim, and it has good title thereto, free and clear of all liens, security interests and other encumbrances of any kind; and (e) as of the date hereof, the sole beneficial owner of the FDIC Claim is the FDIC Receivership; provided, however, that certain claims asserted in the FDIC Claim may be claims in which JPMC maintains an interest pursuant to the Purchase and Assumption Agreement.

Section 4.7.            Representations and Warranties of Settlement Note Holders.  Each of the Settlement Note Holders hereby represents and warrants for itself and those of its Affiliates that are Settlement Note Holders, that:  (a) it and each such Affiliate is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with all requisite power and authority to carry on the business in which it or such Affiliate is engaged, to own the properties it or such Affiliate owns, to execute this Agreement and to consummate the transactions contemplated hereby; (b) it and each such Affiliate has full requisite power and authority to execute and deliver and to perform its obligations under this Agreement, and the execution, delivery and performance hereof, and the instruments and documents required to be executed by it or such Affiliate in connection herewith (i) have been duly and validly authorized by it and by each such Affiliate and (ii) are not in contravention of its or such Affiliates organizational documents or any agreements specifically applicable to it or such Affiliate; (c) no proceeding, litigation or adversary proceeding before any court, arbitrator or administrative or governmental body is pending against it which would adversely affect its ability to enter into this Agreement or to perform its obligations hereunder; and (d) it and each such Affiliate has received from the Debtors financial and other information concerning, among other matters, the Debtors, their chapter 11 estates, and the Related Actions of a kind, scope and extent sufficient to allow each Settlement Note Holder to make an informed decision with respect to voting to accept or reject the Plan.

Section 4.8.           Representations of Settlement Note Holders as to Settlement Note Holdings.  Each of the Settlement Note Holders hereby represents and warrants for itself and those of its Affiliates that are Settlement Note Holders, not jointly with the other Settlement Note Holders, that:  (a) except with regard to the Settlement

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Note Holdings, none of the Settlement Note Holders holds any claims against or equity interests in the Debtors, (b) it has not filed, or caused to be filed, proofs of claim against any of the Debtors other than proofs of claim related to the Settlement Note Holdings, (c) as of the date hereof, it has not assigned, sold, participated, granted, conveyed, or otherwise transferred, in whole or in part, the Settlement Note Holdings, and, as of the date hereof, it is not a party to any agreement to assign, sell, participate, grant, convey or otherwise transfer, and has not entered into any other agreement to assign, sell, participate, grant or otherwise transfer, in whole or in part, any portion of its right, title or interests in the Settlement Note Holdings, and it has good title thereto, free and clear of all liens, security interests and other encumbrances of any kind, (d) as of the date hereof, the sole beneficial owners of the Settlement Note Holdings are the respective Settlement Note Holders and (e) Exhibit “C” truly and accurately reflects the holdings of each of the Settlement Note Holders.

Section 4.9.            Representations and Warranties of the Creditors’ Committee.  The Creditors’ Committee hereby represents and warrants that: (a) it is duly organized and validly existing under the provisions of the Bankruptcy Code; (b) it has full requisite power and authority to execute and deliver and to perform its obligations under the Agreement, and the execution, delivery and performance hereof, and the instruments and documents required to be executed by it in connection herewith (i) have been duly and validly authorized by it and (ii) are not in contravention of its bylaws or any material agreement specifically applicable to it; (c) no proceeding, litigation or adversary proceeding before any court, distributor or administrative or governmental body is pending against it which would adversely affect its ability to enter into this Agreement or to perform its obligations hereunder; and (d) it has the power and authority to bind the Creditors’ Committee to the terms of this Agreement or otherwise has been duly authorized by the Creditors’ Committee to execute and deliver this Agreement on its behalf.

Section 4.10.          Representations of the Parties as to this Agreement.  Each Party represents and acknowledges that:  (a) in executing this Agreement, it does not rely, and has not relied, upon any representation of statement made by any other Party or any of such other Party’s representative, agents or attorneys, with regard to the subject matter, basis or effect of this Agreement or otherwise, other than as may be stated specifically in this Agreement, (b) in executing this Agreement, it has relied entirely upon its own judgment, beliefs and interest and the advice of its counsel and that it has had a reasonable period of time to consider the terms of this Agreement before entering into it, and (c) it has reviewed this Agreement and that it fully understands and voluntarily accepts all of the provisions contained herein.  Each Party further represents, acknowledges and agrees that this Agreement was the product of negotiations among the Parties and that any rule of construction as to ambiguities being resolved against the drafting party shall not apply in the interpretation of this Agreement.

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ARTICLE V
COVENANTS

Section 5.1.            Covenants of JPMC Entities.  JPMC hereby covenants and agrees, on behalf of itself and the other JPMC Entities, as follows:

(a)           None of the JPMC Entities shall sell, transfer, pledge, hypothecate or assign any of the JPMC Claims or any voting rights or participations or other interests therein during the period from the date hereof up to and including the Effective Date; provided, however, that, prior to the Effective Date, the JPMC Entities may enter into one or more agreements to sell, transfer, pledge, hypothecate or assign the JPMC Claims or any voting rights or participations or other interests therein provided that the effectiveness thereof is contingent upon the occurrence of the Effective Date.  To the extent that any of the JPMC Entities sells, transfers, pledges, hypothecates or assigns any of the JPMC Claims or any voting rights or participations or other interests therein during the period from and after the Effective Date, JPMC shall inform, in writing, any purchaser, agent or other entity with respect thereto (i) of the agreements set forth herein and entry of the Confirmation Order and (ii) that the rights against any of the WMI Entities being acquired are no more and no less than the Plan distributions to which the holder of the Allowed Claim(s) is entitled.

(b)           None of the JPMC Entities shall, except as expressly provided herein, (i) file any additional claims or proofs of claim, whatsoever, with the Bankruptcy Court against any of the Debtors (including secured, unsecured, administrative, priority or substantial contribution claims); (ii) file any additional claims, commence or prosecute any pending or additional litigation, proceeding, action or matter or seek to recover damages or to seek any other type of relief against any of the WMI Releasees, the FDIC Releasees, the Creditors’ Committee Releasees or the Settlement Note Releasees based upon, arising from or relating to the WMI Released Claims, the FDIC Released Claims, the Creditors’ Committee Released Claims or the Settlement Note Released Claims, respectively, or any of the claims or causes of action asserted or which could have been asserted in the Actions or the Related Actions, or (iii) directly or indirectly aid any person in taking any action with respect to the WMI Released Claims, the FDIC Released Claims, the Creditors’ Committee Released Claims or the Settlement Note Released Claims, respectively, that is prohibited by this Section 5.1(b).

(c)           Each of the JPMC Entities shall (i) support, and otherwise take no action to impede or preclude, the entry of the Confirmation Order, the administration of the Debtors’ chapter 11 cases, the approval of the Disclosure Statement, the entry of the Confirmation Order or the consummation, implementation and administration of the Plan provided that such Disclosure Statement, Confirmation Order and Plan (and its consummation, implementation and administration) are consistent with the terms herein, and (ii) in accordance with the provisions of Section 6.1 hereof, (A) not consent to or vote for any modification of the Plan unless such modification is proposed or supported by the Debtors and otherwise consistent with the terms herein and (B) not vote for or support any chapter 11 plan not proposed or supported by the Debtors.

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(d)           On the Effective Date, and without limiting the generality of the foregoing, each of the JPMC Entities shall be deemed to have covenanted not to sue the WMI Releasees, the FDIC Releasees, the Creditors’ Committee Releasees or the Settlement Note Releasees with respect to the WMI Released Claims, the FDIC Released Claims, the Creditors’ Committee Released Claims or the Settlement Note Released Claims, respectively, and to be permanently barred and enjoined from instituting, prosecuting, pursuing or litigating, in any manner, the WMI Released Claims against the WMI Releasees, the FDIC Released Claims against the FDIC Releasees, the Creditors’ Committee Released Claims against the Creditors’ Committee Releasees and the Settlement Note Released Claims against the Settlement Note Releasees.

(e)           On the Effective Date, JPMC shall provide the WMI Entities, the FDIC Receiver and FDIC Corporate with a certificate to the effect that each of the representations and warranties set forth in Sections 4.1, 4.2 and 4.10 of this Agreement are true and correct as of the Effective Date.

Section 5.2.            Covenants of the FDIC Parties.  The FDIC Receiver, for itself and on behalf of the Receivership, and FDIC Corporate hereby covenant and agree as follows:

(a)           The FDIC Receiver shall not sell, transfer, pledge, hypothecate or assign the FDIC Claim or any voting rights or participations or other interests therein during the period from the date hereof up to and including the Effective Date; provided, however, that, prior to the Effective Date, the FDIC Receiver may enter into one or more agreements to sell, transfer, pledge, hypothecate or assign the FDIC Claim or any voting rights or participations or other interests therein provided that the effectiveness thereof is contingent upon the occurrence of the Effective Date.  To the extent that the FDIC Receiver sells, transfers, pledges, hypothecates or assigns the FDIC Claim or any voting rights or participations or other interests therein during the period from and after the Effective Date, the FDIC Receiver shall inform, in writing, any purchaser, agent or other entity with respect thereto (i) of the agreements set forth herein and entry of the Confirmation Order and (ii) that the rights against either of the Debtors being acquired are no more and no less than the Plan distributions to which the holder of the Allowed Claim is entitled.

(b)           Neither the FDIC Receiver nor FDIC Corporate shall (i) file any additional claims or proofs of claim, whatsoever, with the Bankruptcy Court against any of the Debtors (including secured, unsecured, administrative, priority or substantial contribution claims); (ii) except as expressly provided herein, file any additional claims, commence or prosecute any pending or additional litigation, proceeding, action or matter or seek to recover damages or to seek any other type of relief against any of the WMI Releasees, the JPMC Releasees, the Creditors’ Committee Releasees or the Settlement Note Releasees based upon, arising from or relating to the WMI Released Claims, the JPMC Released Claims, the Creditors’ Committee Released Claims or the Settlement Note Released Claims. respectively, or any of the claims or causes of action asserted or which could have been asserted in the Actions or the Related

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Actions, or (iii) directly or indirectly aid any person in taking any action with respect to the WMI Released Claims, the JPMC Released Claims, the Creditors’ Committee Released Claims or the Settlement Note Released Claims, respectively, that is prohibited by this Section 5.2(b).

(c)           Subject to the provisions of Section 6.1 hereof, the FDIC Parties shall support, and otherwise take no action to impede or preclude, the administration of the Debtors’ Chapter 11 Cases, approval of the Disclosure Statement, the entry of the Confirmation Order or the consummation, implementation and administration of the Plan provided that such Disclosure Statement, Confirmation Order and Plan (and its consummation, implementation and administration) are consistent with the terms herein.

(d)           On the Effective Date, and without limiting the generality of the foregoing, the FDIC Parties shall be deemed to have covenanted not to sue the WMI Releasees, the JPMC Releasees or the Settlement Note Releasees with respect to the WMI Released Claims, the JPMC Released Claims, the Creditors’ Committee Released Claims or the Settlement Note Released Claims, respectively, and to be permanently barred and enjoined from instituting, prosecuting, pursuing or litigating, in any manner, the WMI Released Claims against the WMI Releasees, the JPMC Released Claims against the JPMC Releasees, the Creditors’ Committee Released Claims against the Creditors’ Committee Releasees and the Settlement Note Released Claims against the Settlement Note Releasees.

(e)           From and after the date hereof, neither the FDIC Receiver nor FDIC Corporate shall take any action or cause any action to be taken to enforce, in furtherance of, or otherwise cause compliance with, any FDIC Order of Investigation with respect to the WMI Releasees.

(f)           On the Effective Date, each of the FDIC Receiver and FDIC Corporate shall provide the WMI Entities and JPMC with a certificate to the effect that each of the representations and warranties set forth in Sections 4.5, 4.6 and 4.10 of this Agreement are true and correct as of the Effective Date.

Section 5.3.            Covenants of the WMI Entities.  Each of the WMI Entities, for themselves, hereby covenants and agrees as follows:

(a)           The Debtors shall take, and shall cause their subsidiaries and Affiliates to take, all actions reasonably necessary to obtain, and shall take no action to impede or preclude, the approval of the Disclosure Statement and the entry of the Confirmation Order and the consummation, implementation and administration of the Plan provided that the Disclosure Statement and Plan (and its consummation, implementation and administration) are consistent with the terms herein, including, without limitation, that the Parties have acted in good faith in connection with the negotiation of the terms hereof.  Such necessary actions shall include, but not be limited to, (A) filing on or prior to March 26, 2010, the Disclosure Statement, in a form

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reasonably satisfactory to JPMC and the FDIC Parties, (B) filing the Plan, in a form reasonably satisfactory to JPMC and the FDIC Parties, and (C) prosecuting the approval of the Disclosure Statement and the Plan at hearings in accordance with applicable orders entered in the Debtors’ Chapter 11 Cases.

(b)           Neither of the Debtors shall:  (i) file any additional claims, commence or prosecute any pending or additional litigation, proceeding, action, or matter or seek to recover damages or to seek equitable relief against any of the JPMC Releasees or the FDIC Releasees arising from or relating to the JPMC Released Claims or the FDIC Released Claims, respectively, or (ii) directly or indirectly aid any Person in taking any act prohibited by clause (i) of this Section 5.3(b).

(c)           On the Effective Date, and without limiting the generality of the foregoing, the Debtors, the Reorganized Debtors, and each of the Debtors’ estates shall be deemed to have covenanted not to sue the JPMC Releasees and the FDIC Releasees with respect to the JPMC Released Claims and the FDIC Released Claims, respectively, and to be permanently barred and enjoined from instituting, prosecuting, pursuing or litigating in any manner the JPMC Released Claims against the JPMC Releasees and the FDIC Released Claims against the FDIC Releasees, respectively.

(d)           On the Effective Date, each of the WMI Parties shall provide JPMC, the FDIC Receiver and FDIC Corporate with a certificate to the effect that each of the representations and warranties set forth in Sections 4.3, 4.4 and 4.10 of this Agreement are true and correct as of the Effective Date.

Section 5.4.           Covenants of the Settlement Note Holders.  Each of the Settlement Note Holders, for itself and on behalf of its Affiliates who are Settlement Note Holders, but not jointly with other Settlement Note Holders, hereby covenants and agrees as follows:

(a)           None of the Settlement Note Holders shall sell, transfer, pledge, hypothecate or assign any of the Settlement Note Holdings or any voting rights or participations or other interests therein during the period from the date hereof up to and including the Effective Date; provided, however, that, prior to the Effective Date, the Settlement Note Holders may enter into one or more agreements to sell, transfer, pledge, hypothecate or assign the Settlement Note Holdings or any voting rights or participations or other interests therein to any third party (a “Proposed Transferee”) provided that (i) any such Settlement Note Holder desirous of selling, transferring, pledging, hypothecating or assigning any Settlement Note Holdings shall inform, in writing, any purchaser, agent or other entity with respect thereto of the agreements set forth herein and (ii) such Proposed Transferee executes a letter agreement, in form and substance satisfactory to WMI and the transferring Settlement Note Holder, binding the Proposed Transferee to the terms and conditions of this Agreement to the same extent as the transferring Settlement Note Holders is bound herein.

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(b)           None of the Settlement Note Holders shall (i) file or assert any additional claims or proofs of claim, whatsoever, with the Bankruptcy Court or any other court or in the Receivership against any of the WMI Releasees, JPMC Releasees, Creditors’ Committee Releasees and FDIC Releasees (including secured, unsecured, administrative, priority or substantial contribution claims); (ii) file any additional claims, commence or prosecute any pending or additional litigation, proceeding, action or matter or seek to recover damages or to seek any other type of relief against any of the WMI Releasees, the JPMC Releasees and the FDIC Releasees based upon, arising from or relating to any of the Released Claims, or (iii) directly or indirectly aid any person in taking any action with respect to the Released Claims that is prohibited by this Section 5.4(b).

(c)           The Settlement Note Holders shall (i) support, and otherwise take no action to impede or preclude, administration of the Debtors’ Chapter 11 Cases, the approval of the Disclosure Statement or the confirmation, implementation and administration of the Plan and (ii) in accordance with the provisions of Section 6.1 hereof, (A) not consent to or vote for any modification of the Plan unless such modification is agreed to by the Debtors, JPMC and the FDIC Parties and (B) not vote for or support any chapter 11 plan not proposed or supported by the Debtors, JPMC and the FDIC Parties.

(d)           On and effective as of the Effective Date, and without limiting the generality of the foregoing, the Settlement Note Holders shall be deemed to have covenanted not to sue the WMI Releasees, the JPMC Releasees, the Creditors’ Committee Releasees and the FDIC Releasees with respect to the respective claims released in accordance with Article III hereof and to be permanently barred and enjoined from instituting, prosecuting, pursuing or litigating, in any manner, the WMI Released Claims against the WMI Releasees, the JPMC Released Claims against the JPMC Releasees, the Creditors’ Committee Released Claims against the Creditors’ Committee Releasees and the FDIC Released Claims against the FDIC Releasees.

(e)           On the Effective Date, each of the Settlement Note Holders shall provide the WMI Entities, JPMC, FDIC Receiver and FDIC Corporate with a certificate to the effect that each of the representations and warranties set forth in Sections 4.7, 4.8 and 4.10 of this Agreement are true and correct as of the Effective Date.

Section 5.5.            Covenants of the Creditors’ Committee.  The Creditors’ Committee hereby covenants and agrees as follows:

(a)           The Creditors’ Committee shall support, and otherwise take no action to impede or preclude, the approval of the Disclosure Statement or the confirmation, implementation and administration of the Plan in a manner consistent with this Agreement.

(b)           On and effective as of the Effective Date, and without limiting the generality of the foregoing, subject to the terms of this Agreement, the

66

Creditors’ Committee shall be deemed to have covenanted not to sue the WMI Releasees, the JPMC Releasees, the Settlement Note Releasees and the FDIC Releasees with respect to the respective claims released in accordance with Article III hereof and to be permanently barred and enjoined from instituting, prosecuting, pursuing or litigating, in any manner, the WMI Released Claims against the WMI Releasees, the JPMC Released Claims against the JPMC Releasees, the Settlement Note Released Claims against the Settlement Note Releasees and the FDIC Released Claims against the FDIC Releasees; provided, however, that nothing contained in this Agreement or the Plan shall prevent the Creditors’ Committee from pursuing avoidance actions or claims objections on behalf of the Debtors or their successors with respect to WMI Releasees.

(c)           On the Effective Date, the Creditors’ Committee shall provide the WMI Entities, JPMC, FDIC Receiver and FDIC Corporate with a certificate to the effect that each of the representations and warranties set forth in Sections 4.9 and 4.10 of this Agreement are true and correct as of the Effective Date.

ARTICLE VI
PLAN AND PLAN SUPPORT

Section 6.1.            Plan Support Commitment.  From and after the date hereof, and provided that (a) this Agreement has not been terminated and (b) neither the Disclosure Statement nor the Plan has been amended or modified in a manner adverse to JPMC, the FDIC Parties, the Creditors’ Committee and the Settlement Note Holders, JPMC, the FDIC Parties, the Creditors’ Committee and each of the Settlement Note Holders shall (i) take any and all actions reasonably requested by the Debtors to support (A) approval of the Disclosure Statement in accordance with section 1125 of the Bankruptcy Code and (B) confirmation of the Plan in accordance with section 1129 of the Bankruptcy Code, (ii) not consent to or vote for any modification of the Plan unless such modification is (Y) not adverse to JPMC, the FDIC Parties, the Creditors’ Committee and the Settlement Note Holders and (Z) not inconsistent with the terms provided herein, as determined by JPMC, the FDIC Receiver, FDIC Corporate, the Creditors’ Committee and the Settlement Note Holders, in their sole and absolute discretion, and (iii) not vote for or support any chapter 11 plan not proposed or supported by the Debtors, JPMC, the Creditors’ Committee and the FDIC Parties.

Section 6.2.            Solicitation Required in Connection with Plan.  Notwithstanding anything contained in this Article VI or elsewhere in this Agreement to the contrary, this Agreement is not, and shall not be deemed to be, a solicitation of acceptances of the Plan.  The Debtors, JPMC, the FDIC Receiver, FDIC Corporate, the Creditors’ Committee and the Settlement Note Holders acknowledge and agree that the acceptance of the Plan will not be solicited until the Bankruptcy Court has approved the Disclosure Statement and related ballots, and such Disclosure Statement and ballots have been transmitted to parties entitled to receive same.

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ARTICLE VII
CLOSING AND TERMINATION

Section 7.1.            Closing.  The consummation of the transactions contemplated hereby shall take place at a closing to be held at 10:00 am., New York time, on the Effective Date at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, or such other date or place as is mutually agreed upon in writing by the Parties hereto.

Section 7.2.            Conditions to Effective Date.  Except with regard to the covenants of the JPMC Entities set forth in Section 5.1 hereof, the covenants of the FDIC Parties set forth in Section 5.2 hereof, the covenants of the WMI Entities set forth in Section 5.3 hereof, the covenants of the Settlement Note Holders set forth in Section 5.4 hereof and the covenants of the Creditors’ Committee set forth in Section 5.5 hereof, the terms and provisions of this Agreement are expressly subject to the following conditions unless waived, in writing, by the Parties:

(a)           the execution and delivery of this Agreement by each of the entities identified on the signature pages of this Agreement;

(b)           by May 21, 2010, FDIC Board approval of this Agreement and authorization for the consummation of the transactions contemplated herein;

(c)           the entry of the Confirmation Order by the Bankruptcy Court confirming the Plan in accordance with section 1129 of the Bankruptcy Code, and such Confirmation Order shall have become a Final Order;

(d)           the effective date of the Plan; and

(e)           the disposition of the Texas Litigation in a manner provided herein.

Section 7.3.            Termination of Agreement.  This Agreement may be terminated by any Party, at their sole option and discretion, in the event that (a) either the FDIC Board or the Board of Directors of WMI shall have failed to approve this Agreement by May 21, 2010, (b) any other Party hereto materially breaches any of the covenants set forth in Article V hereof or any of its other undertakings in this Agreement, or (c) the Confirmation Order is not entered by the Bankruptcy Court on or prior to August 31, 2010.

Section 7.4.           Effect of Termination.  Except as otherwise provided herein, in the event of the termination of this Agreement, this Agreement shall become null and void and be deemed of no force and effect, with no liability on the part of any Party hereto (or of any of its directors, officers, employees, consultants, contractors, agents, legal and financial advisors or other representatives), and no Party shall have any obligations to any other Party arising out of this Agreement, including, without

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limitation, the contribution of all or any portion of the Plan Contribution Assets, the allowance, disallowance, expungement or withdrawal of the WMI Claims, the JPMC Claims or the FDIC Claim as provided herein, except for the obligations and or provisions set forth in Section 2.6(a), 2.7 and 2.14(b) hereof, which provisions are intended to survive the expiration or termination of this Agreement. Upon termination, neither this Agreement nor any terms or provisions set forth herein shall be admissible in any dispute, litigation, proceeding or controversy among the Parties and nothing contained herein shall constitute or be deemed to be an admission by any Party as to any matter, it being understood that the statements and resolutions reached herein were as a result of negotiations and compromises of the respective positions of the Parties.  In addition, no Party shall seek to take discovery concerning this Agreement or admit this Agreement or any part of it into evidence against any other Party hereto.

ARTICLE VIII
MISCELLANEOUS

Section 8.1.            Amendments.  This Agreement may not be modified, amended or supplemented except by a written agreement executed by each Party to be affected, or whose constituency may be affected, by such modification, amendment or supplement.

Section 8.2.            No Admission of Liability.

(a)           The execution of this Agreement is not intended to be, nor shall it be construed as, an admission or evidence in any pending or subsequent suit, action, proceeding or dispute of any liability, wrongdoing, or obligation whatsoever (including as to the merits of any claim or defense) by any Party to any other Party or any other Person with respect to any of the matters addressed in this Agreement.

(b)           None of this Agreement (including, without limitation, the Recitals and Exhibits hereto), the settlement or any act performed or document executed pursuant to or in furtherance of this Agreement or the settlement:  (i) is or may be deemed to be or may be used as an admission or evidence of the validity of any claim, or any allegation made in the Actions or of any wrongdoing or liability of any Party; (ii) is or may be deemed to be or may be used as an admission or evidence of any liability, fault or omission of any Party in any civil, criminal or administrative proceeding in any court, administrative agency or other tribunal; (iii) is or may be deemed to be or used as an admission or evidence against the Reorganized Debtors or the Debtors with respect to the validity of any of the Debtors’ Claims, the JPMC Claims or the FDIC Claim; or (iv) is or may be deemed to be used as an admission or evidence of the jurisdiction of any court to adjudicate claims or matters relating to the Receivership.  None of this Agreement, the settlement, or any act performed or document executed pursuant to or in furtherance of this Agreement or the settlement shall be admissible in any proceeding for any purposes, except to enforce the terms of the Agreement, and except that any Party may file this Agreement in any action for any purpose, including, but not limited to, in order to support a defense or counterclaim based on the principles of res judicata, collateral estoppel,

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release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense of counterclaim.

Section 8.3.            Good Faith Negotiations.  The Parties recognize and acknowledge that each of the Parties hereto is represented by counsel, and such Party received independent legal advice with respect to the advisability of entering into this Agreement.  Each of the Parties acknowledges that the negotiations leading up to this Agreement were conducted regularly and at arm’s length; this Agreement is made and executed by and of each Party’s own free will; that each knows all of the relevant facts and his or its rights in connection therewith, and that he or it has not been improperly influenced or induced to make this settlement as a result of any act or action on the part of any party or employee, agent, attorney or representative of any party to this Agreement. The Parties further acknowledge that they entered into this Agreement because of their desire to avoid the further expense and inconvenience of litigation and other disputes, and to compromise permanently and settle the claims between the Parties settled by the execution of this Agreement.  The Parties further acknowledge and agree that, in connection with the Chapter 11 Cases and the negotiation and consummation of this Agreement, the Settlement Note Holders, at all times, acted (a) in good faith and (b) solely for themselves and not on behalf of or in representation of any other creditors, bondholders or other parties in interest.

Section 8.4.            Third Party Beneficiaries.  Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon, or to give to, any Person other than the Parties hereto, the Reorganized Debtors, the Releasees, and their respective successors and assigns, any right, remedy or claim under or by reason of this Agreement or any covenant, condition or stipulation thereof; and the covenants, stipulations and agreements contained in this Agreement are and shall be for the sole and exclusive benefit of the Parties hereto, the Releasees and their respective successors and assigns.

Section 8.5.            Governing Law; Retention of Jurisdiction; Service of Process.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York and applicable federal law.  By its execution and delivery of this Agreement, each of the WMI Entities, JPMC, for itself and on behalf of the JPMC Entities, the FDIC Receiver, FDIC Corporate and the Settlement Note Holders hereby irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding between any or all of the foregoing with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, shall be brought in the Bankruptcy Court for that purpose only, and, by execution and delivery of this Agreement, each hereby irrevocably accepts and submits itself to the jurisdiction of such court, generally and unconditionally, with respect to any such action, suit or proceeding, subject to a Party’s rights pursuant to applicable law; provided, however, that, notwithstanding the foregoing, any disputes between the JPMC Entities and the FDIC Parties arising from the Purchase and Assumption Agreement shall be subject to the jurisdictional provisions set forth therein or under applicable law.  In the event any such

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action, suit or proceeding is commenced, the Parties hereby agree and consent that service of process may be made, and personal jurisdiction over any Party hereto in any such action, suit or proceeding may be obtained, by service of a copy of the summons, complaint and other pleadings required to commence such action, suit or proceeding upon the Party at the address of such Party set forth in Section 8.10 hereof, unless another address has been designated by such Party in a notice given to the other Parties in accordance with Section 8.10 hereof.

Section 8.6.            Headings.  The headings of the sections, paragraphs and subsections of this Agreement are inserted for convenience only and are not part of this Agreement and do not in any way limit or modify the terms or provisions of this Agreement and shall not affect the interpretation hereof.

Section 8.7.            Binding Agreement Successors and Assigns; Joint and Several Obligations.  This Agreement shall be binding only upon the execution and delivery of this Agreement by the Parties listed on the signature pages hereto, subject to (a) Bankruptcy Court approval as to the Debtors and (b) FDIC Board approval as to the FDIC Receiver and FDIC Corporate.  This Agreement is intended to, and shall be deemed to, bind and inure to the benefit of the Parties and their respective successors, assigns, administrators, constituents and representatives. The agreements, representations, covenants and obligations of the Parties under this Agreement are several only and not joint in any respect and none shall be responsible for the performance or breach of this Agreement by another.

Section 8.8.            Entire Agreement.  This Agreement, the Confirmation Order and the Plan constitute the full and entire agreement among the Parties with regard to the subject hereof, and supersedes all prior negotiations, representations, promises or warranties (oral or otherwise) made by any Party with respect to the subject matter hereof.  No Party has entered into this Agreement in reliance on any other Party’s prior representation, promise or warranty (oral or otherwise) except for those that may be expressly set forth in this Agreement.

Section 8.9.            Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original copy of this Agreement and all of which, when taken together, shall constitute one and the same Agreement. Copies of executed counterparts transmitted by telecopy or other electronic transmission service shall be considered original executed counterparts, provided receipt of copies of such counterparts is confirmed.

Section 8.10.          Notices.  All demands, notices, requests, consents, and other communications hereunder shall be in writing and shall be deemed to have been duly given (i), when personally delivered by courier service or messenger, (ii) upon actual receipt (as established by confirmation of receipt or otherwise) during normal business hours, otherwise on the first business day thereafter if transmitted electronically (by e-mail transmission), by facsimile or telecopier, with confirmation of receipt, or (iii) three (3) Business Days after being duly deposited in the mail, by certified or registered

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mail, postage prepaid-return receipt requested, to the following addresses, or such other addresses as may be furnished hereafter by notice in writing, to the following Parties:

If to the WMI Entities, to:

Washington Mutual, Inc.
925 Fourth Avenue, Suite 2500
Seattle, Washington  98101
Attention:  General Counsel
Telecopy:  (206) 432-8879
Email:  chad.smith@wamuinc.net

with a copy given in like manner to:

Alvarez & Marsal LLP
100 Pine Street, Suite 900
San Francisco, California 94111
Attention:  William Kosturos
Telecopy:  (415) 837-1684
Email:  bkosturos@alvarezandmarsal.com

- and -

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention:  Brian S. Rosen, Esq.
Telecopy:  (212) 310-8007
Email:  brian.rosen@weil.com

If to the Creditors’ Committee, to:

Akin, Gump, Strauss, Hauer & Feld LLP
One Bryant Park
New York, New York 10036
Attention:  Fred Hodara, Esq.
Telecopy:  (212) 872-1002
Email:  fhodara@akingump.com

If to the JPMC Entities, to:

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JPMorgan Chase Bank, N.A.
270 Park Avenue, 12th Floor
New York, New York 10017
Attention:  Donald McCree
Telecopy:  (212) 622-4827
Email:  donald.mccree@jpmorgan.com

- and -

JPMorgan Chase Bank, N.A.
270 Park Avenue, 38th Floor
New York, NY 10017
Attention:  Travis Epes, Esq.
Telecopy:  (212) 270-0058
Email:  epes_travis@jpmorgan.com

- and -

JPMorgan Chase Bank, N.A.
One Chase Manhattan Plaza, 26th Floor
New York, New York  10081
Attention:  Lawrence N. Chanen, Esq.
Telecopy:  (212) 552-4272
Email:  lawrence.n.chanen@chase.com

with a copy given in like manner to:

Sullivan & Cromwell LLP
1888 Century Park East
Los Angeles, California 90067
Attention:  Hydee Feldstein, Esq.
Attention:  Robert A. Sacks, Esq.
Telecopy:  (310) 712-8800
Email:  feldsteinh@sullcrom.com
Email:  sacksr@sullcrom.com

- and -

Sullivan & Cromwell LLP
125 Broad Street
New York, New York  10004
Attention:  Stacey Friedman, Esq.
Telecopy:  (212) 291-9059
Email:  friedmans@sullcrom.com

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If to the FDIC Receiver, to:

Federal Deposit Insurance Corporation
3501 Fairfax Drive
Arlington, Virginia 22226
Attention:  B. Amon James, Esq.
Attention:  Kathryn Norcross, Esq.
Telecopy:  (703) 562-2631
Email:  bajames@fdic.gov
Email:  knorcross@fdic.gov

with a copy given in like manner to:

DLA Piper LLP
1251 Avenue of the Americas
New York, New York  10020
Attention:  Thomas R. Califano, Esq.
Telecopy:  (212) 884-8690
Email:  thomas.califano@dlapiper.com

If to FDIC Corporate, to:

Federal Deposit Insurance Corporation
3501 Fairfax Drive
Arlington, Virginia  22226
Attention:  Daniel Kurtenbach, Esq.
Telecopy:  (703) 562-2465
Email:  dkurtenbach@fdic.gov

If to the Settlement Note Holders:

Fried, Frank, Harris
  Shriver & Jacobson LLP
One New York Plaza
New York, New York 10004
Attention:  Brad E. Scheler, Esq.
Telecopy:  (212) 859-4000
Email:  brad.eric.scheler@friedfrank.com

Section 8.11.          Further Assurances.  Each of the Parties hereto agrees to execute and deliver, or to cause to be executed and delivered, all such instruments, and to take all such action as the other Parties may reasonably request in order to effectuate the intent and purposes of, and to carry out the terms of, this Agreement.

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date set forth above.

WASHINGTON MUTUAL, INC.,
as Debtor in Possession

By:	/s/ William C. Kosturos
Name: William C. Kosturos
Title: Chief Restructuring Officer

WMI INVESTMENT CORP.,
as Debtor in Possession

By:	/s/ William C. Kosturos
Name: William C. Kosturos
Title: Chief Restructuring Officer

JPMORGAN CHASE BANK, N.A.

By:	/s/ Donald H. McCree III
Name: Donald H. McCree III
Title: Managing Director

FEDERAL DEPOSIT INSURANCE
CORPORATION, as Receiver for
Washington Mutual Bank

By:	/s/ Robert Schoppe
Name: Robert Schoppe
Title: Receiver in Charge

FEDERAL DEPOSIT INSURANCE
CORPORATION, in Its Corporate
Capacity

By:	/s/ Michael Bradfield
Name: Michael Bradfield
Title: General Counsel

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APPALOOSA MANAGEMENT L.P., on
behalf of the following funds: Appaloosa Investment L.P. I, Palomino Fund Ltd., Thoroughbred Fund L.P., and Thoroughbred Master Ltd.

By:
Name:
Title:

CENTERBRIDGE PARTNERS, L.P., on
behalf of the following funds: Centerbridge Credit Partners, L.P. and Centerbridge Credit Partners Master, L.P.

By:
Name:
Title:

OWL CREEK ASSET MANAGEMENT,

L.P., on behalf of the following funds:  Owl Creek I, L.P., Owl Creek II, L.P., Owl Creek Overseas Fund, Ltd., Owl Creek Socially Responsible Investment Fund, Ltd., Owl Creek Asia I, L.P., Owl Creek Asia II, L.P., and Owl Creek Asia Master Fund, Ltd.

By:
Name:
Title:

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AURELIUS CAPITAL MANAGEMENT,
LP, on behalf of the following funds: Aurelius Capital Partners, LP and Aurelius Investment, LLC

By:
Name:
Title:

THE OFFICIAL COMMITTEE
OF UNSECURED CREDITORS

By:	/s/ Fred S. Hodara
Name: Fred S. Hodara
Title: Authorized Representative

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EXHIBIT “A”

LIST OF JPMC CLAIMS

A

Claimant	Claim No.	Debtor	Claim Amount
JPMC	2343	WMI	Unliquidated
JPMC	2369	WMI	Unliquidated
JPMC	2370	WMI	Unliquidated
JPMC	2373	WMI	Unliquidated
JPMC	2376	WMI	Unliquidated
JPMC	2377	WMI	Unliquidated
JPMC	2382	WMI	Unliquidated
JPMC	2384	WMI	Unliquidated
JPMC	2395	WMI	Unliquidated
JPMC	2507	WMI	Unliquidated
JPMC	2551	WMI	Unliquidated
JPMC	2553	WMI	Unliquidated
JPMC	2559	WMI	Unliquidated
JPMorgan Securities Inc.	2583	WMI	Unliquidated
JPMC	2609	WMI	Unliquidated
JPMC	2611	WMI	Unliquidated
JPMC	2786	WMI	Unliquidated
JPMC	2787	WMI	Unliquidated
JPMC	2788	WMI	Unliquidated
JPMC	2790	WMI	Unliquidated
JPMC	2791	WMI	Unliquidated
JPMC	2958	WMI	Unliquidated
JPMC	2994	WMI	Unliquidated
JPMC	2997	WMI	Unliquidated
JPMC	2999	WMI	Unliquidated
JPMC	3001	WMI	Unliquidated
JPMC	3008	WMI	Unliquidated
Second and Union LLC	3010	WMI	Unliquidated
WaMu Capital Corp.	3021	WMI	Unliquidated
JPMC	3023	WMI	Unliquidated

A-1

Claimant	Claim No.	Debtor	Claim Amount
JPMC	3121	WMI	Unliquidated
JPMC	3168	WMI	Unliquidated
JPMC	3259	WMI	Unliquidated
JPMC	3260	WMI	Unliquidated
JPMC	3261	WMI	Unliquidated
JPMC	3262	WMI	Unliquidated
JPMC	3263	WMI	Unliquidated
JPMC	3264	WMI	Unliquidated
JPMC	3265	WMI	Unliquidated
JPMorgan Securities Inc.	3268	WMI	Unliquidated
JPMC	3361	WMI	Unliquidated
Second and Union LLC	3389	WMI	Unliquidated
JPMC Wind Investment LLC	2535	WMIIC	Unliquidated
JPMC Wind Investment Portfolio LLC	2541	WMIIC	Unliquidated
JPMC	3267	WMIIC	Unliquidated

A-2

EXHIBIT “B”

LIST OF BANK BONDHOLDER CLAIMS

B

Claimant	Claim No.	Debtor	Claim Amount
Terry Bysom	10	WMI	$38,989.00
Louise M. O’Brian	82	WMI	45,000.00
Frank Landoch	88	WMI	10,000.00
Robert M. Menar	110	WMI	112,150.00
Marie Goodwin Coleman	135	WMI	13,000.00
Wray C. Hiser	185	WMI	25,000.00
Eva Kao	198	WMI	5,000.00
Vincent F. Andreano	200	WMI	50,000.00
Jessica Cheung	232	WMI	59,981.00
Robert H. Halpert	240	WMI	80,000.00
Joanne Ruggiano	255	WMI	25,000.00
Philip Schneider	257	WMI	25,000.00
Joanne Renzi	258	WMI	50,000.00
Robert M. Menar	316	WMI	112,150.00
Twin Lakes Veterinary Hospital	409	WMI	19,520.00
Julie Ann Smolansky	410	WMI	10,713.00
Peter J and Candace R. Zak Living Trust of 2001 u/d/o August 31 2001	552	WMI	50,000.00
Vadim Tsozik	559	WMI	8,000.00
Hajek Charitable Remainder Unitrust	662	WMI	20,550.00
B. Clyde Cohen	675	WMI	11,000.00
Raaj K. Sah Revocable Living Trust DOT 02 09 2003	742	WMI	40,000.00
Dominic R. Janusky and Patricia A. Janusky	745	WMI	81,463.00
Dieter Stein	816	WMI	64,587.00
Max L. Goren	866	WMI	55,000.00
Dan McDonald TTEE McDonald Family Trust	868	WMI	25,000.00
Dan McDonald TTEE McDonald Family Trust	875	WMI	50,000.00
Neil Walter White & Barbara White	880	WMI	31,233.00
Malcolm LaBar	917	WMI	73,668.00
Dwight Hollister & Carol Lee Hollister	936	WMI	30,032.00
Steven M. Rowan	951	WMI	25,000.00
James E. & Sabine G. Lamar	984	WMI	50,000.00
Norman Crasko & Eileen Crasko	1009	WMI	10,000.00

Claimant	Claim No.	Debtor	Claim Amount
Union Bank	1025	WMI	5,000,000.00
John H. Sloan	1054	WMI	25,000.00
Marcilla D. Echols	1095	WMI	31,304.00
Greg D. Hoffman	1104	WMI	15,000.00
Bashir G. Khoury Trustee Bashir and Mary Khoury LV Trust	1188	WMI	25,000.00
James E. Jones	1249	WMI	30,000.00
Felix P. La Gioia	1307	WMI	39,974.00
Robert F. Weeks and Nancy D. Weeks	1352	WMI	50,000.00
Charles Dale Coln	1383	WMI	50,000.00
Colleen Engle	1384	WMI	9,855.00
Gerald Engle	1385	WMI	14,783.00
Richard A. Hodgson	1511	WMI	90,000.00
Gloria J. Crivello	1556	WMI	2,000.00
Dr. Robert M. Nakamura	1632	WMI	51,406.00
Amy C. Baker	1633	WMI	40,000.00
Sherry Epstein Trust	1663	WMI	41,600.00
Deborah Lynn Fong IRA Account	1671	WMI	50,000.0
Anna M. Welhausen	1686	WMI	48,440.00
Walter & Grace Stenberg	1707	WMI	9,733.00
Thomas L. Kay	1733	WMI	25,055.00
A. C. Jenkins	1745	WMI	50,000.0
Peter J. & Candace R. Zac Living Trust of 2001 u/d/o August 31 2001	1862	WMI	19,363.00
Jack H. Wires and Nancy Anderson Wires	1905	WMI	50,000.00
Linda Bennett	1943	WMI	19,976.00
Farmers New World Life Insurance Company	2018	WMIIC	4,039,861.00
Farmers New World Life Insurance Company	2019	WMIIC	5,049,826.00
Farmers New World Life Insurance Company	2020	WMIIC	7,069,757.00
Truck Insurance Exchange	2023	WMIIC	5,031,389.00
Truck Insurance Exchange	2024	WMIIC	5,020,056.00
Virginia Stockton	2173	WMI	50,000.00
Manfred A. Hansen	2198	WMI	28,781.00
John Hancock Life Insurance Company USA	2210	WMI	5,049,826.00

Claimant	Claim No.	Debtor	Claim Amount
Truck Insurance Exchange	2298	WMIIC	10,040,113.00
Zurich Specialties London Limited	2303	WMIIC	1,019,097.00
Universal Underwriters Life Insurance Company	2305	WMIIC	504,983.00
Fire Insurance Exchange	2307	WMIIC	5,020,056.00
Zurich American Insurance Company and certain of its subsidiaries	2309	WMIIC	21,209,271.00
Fire Insurance Exchange	2312	WMIIC	5,031,389.00
Kemper Investors Life Insurance Company	2314	WMIIC	1,893,685.00
New Generations Federal Credit Union	2319	WMI	772,377.00
Judith A. Honey	2342	WMI	25,159.00
Farmers New World Life Insurance Company	2372	WMI	5,049,826.00
Universal Underwriters Life Insurance Company	2387	WMI	504,983.00
National Bank of Canada NBCN Inc.	2397	WMI	27,364,785.00
Truck Insurance Exchange	2398	WMI	5,020,056.00
Zurich Specialties London Limited	2413	WMI	1,019,097.00
Truck Insurance Exchange	2421	WMI	10,040,113.00
Farmers New World Life Insurance Company	2429	WMI	4,039,861.00
Independence Life and Annuity Company	2440	WMI	505,267.00
Sun Life Assurance Company of Canada US	2444	WMI	57,425,757.00
Fire Insurance Exchange	2446	WMI	5,031,389.00
Sun Life Financial US Reinsurance Co.	2448	WMI	14,877,283.00
Sun Life Financial Reinsurance Barbados Ltdv.	2451	WMI	17,036,090.00
Truck Insurance Exchange	2454	WMI	5,031,389.00
Sun Life Insurance and Annuity Company of New York	2457	WMI	19,673,135.00
WMB Noteholder Group c/o Evan D. Flaschen, Esq. Bracewell & Giuliani, LLP.	2480	WMI	1,900,000,000.00
Zurich American Insurance Company and certain of its subsidiaries	2546	WMI	21,209,271.00
Fire Insurance Exchange	2549	WMI	5,020,056.00
Kemper Investors Life Insurance Company	2554	WMI	1,893,685.00
Linda J. Morrison	2610	WMI	50,000.00
J. Amsbuaugh or E. Davis Trustee Elizabeth Smith Davis Revocable Trust	2621	WMI	40,000.00
Jeffrey David Peace	2630	WMI	50,000.00

Claimant	Claim No.	Debtor	Claim Amount
Farmers New World Life Insurance Company	2653	WMI	7,069,757.00
HDI Assicurazioni SPA	2676	WMI	6,652,353.00
Lang Richert and Patch TTEE Plan	2722	WMI	32,024.00
Thomas E. Murphy	2744	WMI	30,000.00
Linda S. Bell	2745	WMI	20,000.00
Timothy I. Massimino	2764	WMI	25,000.00
Sun Life Assurance Company of Canada	2805	WMI	17,647,322.00
Trustees of the Comfort Employee 401k Profit Sharing Plan FBO Dana Comfort	2860	WMI	26,289.00
Continential General Insurance Company	2865	WMI	650,000.00
Linzerin Ltd	2888	WMI	100,000.00
Great American Life Insurance Company	2913	WMI	24,000,000.00
Annuity Investors Life Insurance Co	2918	WMI	1,000,000.00
Lois & Fred Dominey Family Trust	3211	WMI	33,000.00
Universal Investment Gesellschaft mbH acting on account of Money Fonds 6 Deposit No 1459260000 deposited with DZ Bank	3246	WMI	1,174,072.00
Universal Investment Gesellschaft mbH acting on account of Money Fonds 1 Deposit No 1459210000 deposited with DZ Bank	3249	WMI	1,174,07.00
Universal Investment Gesellschaft mbH acting on account of Money Fonds 2 Deposit No 1459220000 deposited with DZ Bank	3251	WMI	1,174,072.00
Universal Investment Gesellschaft mbH acting on account of Money Fonds 8 Deposit No 1459280000 deposited with DZ Bank	3252	WMI	1,174,072.00
Universal Investment Gesellschaft mbH acting on account of Money Fonds 7 Deposit No 1459270000 deposited with DZ Bank	3254	WMI	1,174,072.00
Universal Investment Gesellschaft mbH acting on account of Money Fonds 3 Deposit No 1459230000 deposited with DZ Bank	3256	WMI	1,174,072.00
Universal Investment Gesellschaft mbH acting on account of Money Fonds 5 Deposit No 1459250000 deposited with DZ Bank	3257	WMI	1,174,072.00
Universal Investment Gesellschaft mbH acting on account of Money Fonds 4 Deposit No 1459240000 deposited with DZ Bank	3258	WMI	1,174,072.00
City of San Buenaventura Ventura	3333	WMI	5,280,486.00
Dorothy Jane Houghton	3582	WMI	25,000.00

Claimant	Claim No.	Debtor	Claim Amount
Michael T. Doherty	3583	WMI	100,000.00
Tammy Diane Halstead	3605	WMI	50,000.00
United Teacher Associates Insurance Company	3626	WMI	1,200,000.00
Marathon Credit Opportunity Master Fund Ltd & other Washington Mutual Bondholders c/o Philip D. Anker Wilmer, Cutler, Pickering, Hale & Dorr	3710	WMIIC	1,800,000,000.00
Marathon Credit Opportunity Master Fund Ltd & other Washington Mutual Bondholders c/o Philip D. Anker Wilmer, Cutler, Pickering, Hale & Dorr	3711	WMI	1,800,000,000.00
Janet L. Schmitt	3776	WMI	25,000.00
Janet L. Schmitt	3777	WMI	25,000.00

EXHIBIT “C”

LIST OF CLAIMS AND EQUITY INTERESTS
OF SETTLEMENT NOTE HOLDERS

C

Appaloosa Investment L.P. I

Appaloosa Management I, L.P.

Palomino Fund Ltd.

Thoroughbred Fund L.P.

Thoroughbred Master Ltd.

Centerbridge Credit Partners, L.P.

Centerbridge Credit Partners Master, L.P.

Owl Creek I, L.P.

Owl Creek II, L.P.

Owl Creek Overseas Fund, LTD.

Owl Creek Socially Responsible Investment Fund, LTD.

Owl Creek Asia I, L.P.

Owl Creek Asia II, L.P.

Owl Creek Asia Master Fund, LTD.

Aurelius Capital Management, LP

Aurelius Capital Master, Ltd.

Aurelius Convergence Master, Ltd.

ACP Master, Ltd.

C-1

EXHIBIT “D”

BONDS

D

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Court Bond	5996832	10,000.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFF	DONALD DEE WELDON HAMES, NORENE ALICE HAMES	1/5/01	1/5/02
1	Court Bond	5996833	1,500.00	WASHINGTON MUTUAL, INC.	MYRA G. LEE, WAYNE HARTMAN, STAN L. ZIEVE, FELICE GALLENBERG	1/5/01	1/5/02
1	Court Bond	5996835	1,500.00	WASHINGTON MUTUAL BANK, FA-PLAINTIFF	ALEIDA ACOSTA, ET AL - DEFENDANTS	1/11/00	1/11/01
1	Court Bond	5996836	1,500.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFF	ALEIDA ACOSTA, ET AL- DEFENDANTS	1/11/00	1/11/01
1	Court Bond	5996837	1,500.00	WASHINGTON MUTUAL BANK, FA	ALBERT NELSON, ET AL	1/11/00	1/11/01
1	Court Bond	5996838	1,500.00	WASHINGTON MUTUAL BANK, FA	ALBERT NELSON, ET AL	1/11/01	1/11/02
1	Court Bond	5996840	1,500.00	WASHINGTON MUTUAL BANK, FA	FERESHTEH PAKRAVAN, ET AL	1/20/00	1/20/01
1	Court Bond	5996841	1,500.00	WASHINGTON MUTUAL BANK, FA	FERESHTEH PAKRAVAN, ET AL	1/20/01	1/20/02
1	Court Bond	5998219	1,500.00	WASHINGTON MUTUAL, INC.	ANGELO R. MARINEZ AND PRAPAI BEN JAUTHRIT, ET AL	1/20/00	1/20/01
1	Court Bond	5998220	1,500.00	WASHINGTON MUTUAL, INC.	ANGELO R. MARINEZ AND PRAPAI BENJAUTHRIT, ET AL	1/20/01	1/20/02
1	Court Bond	5998221	1,500.00	WASHINGTON MUTUAL BANK, FA	ALBERT NELSON, ET AL	1/25/00	1/25/01
1	Court Bond	5998224	1,500.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFF	ALEIDA ACOSTA, ET AL - DEFENDANTS	1/28/01	1/28/02
1	Court Bond	5998225	1,500.00	WASHINGTON MUTUAL, INC.	ROBERT LAUER, HENRY RECHNITZ AND REGINA RECHNITZ, ET AL	2/1/00	2/1/01
1	Court Bond	5998226	1,500.00	WASHINGTON MUTUAL, INC.	ROBERT LAUER, HENRY RECHNITZ AND REGINA RECHNITZ	2/1/01	2/1/02
1	Court Bond	5998227	1,500.00	WASHINGTON MUTUAL, INC.	ANGELO R. MARINEZ, ET AL.	2/3/00	2/3/01
1	Court Bond	5998228	7,500.00	WASHINGTON MUTUAL BANK, FA -PLAINTIFF	J.D. PROPERTIES COMPANY, VINCENT MARINI II, PETRICE M.MARINI	2/11/00	2/11/01
1	Court Bond	5998229	1,500.00	WASHINGTON MUTUAL BANK, FA	JOSE R. ROBERT LAUER, ET AL	2/16/00	2/16/01
1	Court Bond	5998234	1,500.00	WASHINGTON MUTUAL BANK, FA, PLAINTIFF	ANTONIO &BRENDA M. ROMERO, RONALD & JUDITH PERLSTEIN, ET AL	3/15/00	3/15/01
1	Court Bond	5998235	1,500.00	WASHINGTON MUTUAL BANK, FA	ANTONIO & BRENDA M. ROMERO, RONALD & JUDITH PERLSTEIN, ET AL	3/15/00	3/15/01
1	Court Bond	5998236	1,500.00	WASHINGTON MUTUAL BANK, FA	State of California	3/15/01	3/15/02
1	Court Bond	5998237	1,500.00	WASHINGTON MUTUAL BANK, FA	State of California	3/15/00	3/15/01
1	Court Bond	5998239	1,500.00	WASHINGTON MUTUAL, INC. - PLAINTIFF	JAMES E. ROSS,SR, ANN M. ROSS, LAVONNYA CHILD-FORD & DOES	3/21/00	3/21/01
1	Court Bond	5998242	1,500.00	WASHINGTON MUTUAL BANK, FA	ERNESTO APELACIO AND WANDA APELACIO	4/20/00	4/20/01
1	Court Bond	5998243	1,500.00	WASHINGTON MUTUAL BANK, FA	ERNESTO APELACIO AND WANDA APELACIO, ET AL.	4/20/00	4/20/01
1	Court Bond	5998244	1,500.00	WASHINGTON MUTUAL BANK, FA	RICHARD L. MARTIN	4/20/00	4/20/01
1	Court Bond	5998245	1,500.00	WASHINGTON MUTUAL BANK, FA	RICHARD L. MARTIN	4/20/00	4/20/01
1	Court Bond	5998246	1,500.00	WASHINGTON MUTUAL BANK, FA	CLEO DORSEY	4/20/00	4/20/01
1	Court Bond	5998247	1,500.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFF	CLEO DORSEY, KIP CYPRUS AND RMP ENTERPRISES, INC. ET AL	4/20/02	4/20/03
1	Court Bond	5998253	1,500.00	WASHINGTON MUTUAL BANK, FA	JIRO YAMAMOTO	5/4/00	5/4/01
1	Court Bond	5998254	1,500.00	WASHINGTON MUTUAL, INC.	JIRO YAMAMOTO & YAEKO YAMAMOTO, ET AL.	5/4/00	5/4/01
1	Court Bond	5998256	1,500.00	WASHINGTON MUTUAL, INC.	JIRO YAMAMOTO & YAEKO YAMAMOTO ET AL	5/25/00	5/25/01
1	Court Bond	5998259	2,500.00	WASHINGTON MUTUAL BANK, FA	CLOYCE HUFF, INDIV; ROGER & NANCY ROMMEL, INDIV., DOES 1-100	7/7/00	7/7/01
1	Court Bond	5998260	2,500.00	WASHINGTON MUTUAL BANK, FA -PLAINTIFF	W. CLOYCE HUFF,INDIV & AS TRUSTEE OF W. CLOYCE HUFF MARITAL	7/7/00	7/7/01
1	Court Bond	6026014	30,000.00	WASHINGTON MUTUAL BANK - PLAINTIFF	BURRIELL C. KUSTNER AND JANE DOE KUSTNER H/W - DEFENDANTS	11/12/99	11/12/00
1	Court Bond	6072176	5,000.00	WASHINGTON MUTUAL BANK	PACIFIC COUNTY SHERIFF	7/24/00	7/24/01
1	Court Bond	6072177	5,000.00	WASHINGTON MUTUAL BANK	PIERCE COUNTY SHERIFF	7/26/00	7/26/01
1	Court Bond	6076305	1,500.00	WASHINGTON MUTUAL BANK, FA	CARLTON A. MEAD	7/14/00	7/14/01
1	Court Bond	6076311	1,500.00	WASHINGTON MUTUAL BANK, FA	RUTHERFORD DAWSON	8/9/00	8/9/01
1	Court Bond	6076312	1,500.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFF	RUTHERFORD DAWSON, ET AL - DEFENDANT	8/9/00	8/9/01
1	Court Bond	6076313	1,500.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFF	JOYCE KIRBY, ET AL - DEFENDENT	8/10/00	8/10/01
1	Court Bond	6076314	1,500.00	WASHINGTON MUTUAL, FA, - PLAINTIFF	JOYCE KIRBY, ETAL - DEFENDANT	8/10/00	8/10/01
1	Court Bond	6076315	15,000.00	WASHINGTON MUTUAL, INC. - PLAINTIFF	RUTHERFORD DAWSON, ET AL - DEFENDENT(S)	8/10/00	8/10/01
1	Court Bond	6076316	1,500.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFF	RICHARD L. MARTIN, ET AL - DEFENDANT	8/15/00	8/15/01
1	Court Bond	6076317	5,000.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFF	J.D. PROPERTIES COMPANY AND DOES 1 THROUGH 100, INCLUSIVE	8/16/00	8/19/01
1	Court Bond	6076321	5,000.00	WASHINGTON MUTUAL BANK, FA PLAINTIFF	J.D. PROPERTIES COMPANY AND DOES 1 THROUGH 100,INCLUSIVE	8/16/00	8/16/01
1	Court Bond	6076327	1,500.00	WASHINGTON MUTUAL BANK, FA	JOYCE KIRBY, ET AL	9/18/00	9/18/01
1	Court Bond	6076336	2,500.00	FEDERAL NATIONAL MORTGAGE ASSOCIATION	JOSEPH&PRISCILLA ISHIZAKI,YARDPETCH&UPON MCMANNIS,DOES 1-100	11/2/00	11/2/01

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Court Bond	6076338	1,500.00	WASHINGTON MUTUAL BANK, FA	GWENDOLYN E CRISP	11/13/00	11/13/01
1	Court Bond	6076339	1,500.00	WASHINGTON MUTUAL BANK, FA	GWENDOLYN E CRISP	11/13/00	11/13/01
1	Court Bond	6076340	1,500.00	WASHINGTON MUTUAL BANK, FA	GWENDOLYN E CRISP	11/13/00	11/13/01
1	Court Bond	6076341	1,500.00	WASHINGTON MUTUAL BANK, FA	GWENDOLYN E CRISP	11/13/00	11/13/01
1	Court Bond	6080899	5,000.00	WASHINGTON MUTUAL BANK	SNOHOMISH COUNTY SHERIFF	8/1/00	8/1/01
1	Court Bond	6080906	5,000.00	WASHINGTON MUTUAL BANK	CLARK COUNTY SHERIFF	8/9/00	8/9/01
1	Court Bond	6083049	1,500.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFF	AMIGOS ASSOCIATES, L.P. - DEFENDANT	12/29/01	12/29/02
1	Court Bond	6091604	1,500.00	WASHINGTON MUTUAL BANK, FA	GWENDOLYN E. CRISP, INDV. & AS SUCCESSOR TO CHARLES E. CRISP	11/29/00	11/29/01
1	Court Bond	6091605	1,500.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFF	GWENDOLYNE E. CRISP, INDIVIDUALLY & AS SUCCESSOR TO CHARLES	11/30/00	11/30/01
1	Court Bond	6091608	1,500.00	WASHINGTON MUTUAL BANK, FA	TAHEREH KATOOZIAN, FREDERICO SAYRE, DOES 1-100	12/15/00	12/15/01
1	Court Bond	6091609	1,500.00	WASHINGTON MUTUAL BANK, FA	TAHEREK KATOOZIAN, FREDERICO SAYRE, DOES 1-100	12/15/00	12/15/01
1	Court Bond	6091610	1,500.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFF	JOSEPH P. & JOSEPH L. SAPIENZA, MELVIN & PARTRICIA MARKMAN,	12/15/00	12/15/02
1	Court Bond	6091611	1,500.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFF	AMIGOS ASSOCIATES, L.P., AIDA ALVAREZ AS ADMINISTRATOR OF	12/15/00	12/15/01
1	Court Bond	6091612	20,000.00	WASHINGTON MUTUAL BANK, FA	KERN COUNTY MENTAL HEALTH ASSOCIATION	12/21/00	12/21/01
1	Court Bond	6091613	20,000.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFF	KERN COUNTY MENTAL HEALTH ASSOC., A CA NON PROFIT PUBLIC	12/21/00	12/21/01
1	Court Bond	6092168	5,000.00	WASHINGTON MUTUAL, INC.	SHERIFF OF SNOHOMISH COUNTY	1/31/01	1/31/02
1	Court Bond	6100525	1,500.00	WASHINGTON MUTUAL BANK, FA	TAHEREH KATOOZIAN, FREDERICO C SAYRE, DOES 1-100	1/5/01	1/5/02
1	Court Bond	6100526	1,500.00	WASHINGTON MUTUAL BANK, FA	SO HWA HO ALSO KNOWN AS SO-HWA CHANG	1/5/01	1/5/02
1	Court Bond	6100528	1,500.00	WASHINGTON MUTUAL BANK, FA	SO HWA HO, ALSO KNOWN AS SO-HWA CHANG OR IRENE SO HWA	1/8/01	1/8/02
1	Court Bond	6100531	1,500.00	WASHINGTON MUTUAL BANK, FA	DEXTER A. HENDERSON, ET AL	1/19/01	1/19/02
1	Court Bond	6100538	1,500.00	WASHINGTON MUTUAL BANK, FA	SO HWA HO ALSO KNOWN AS SO-HWA CHANG OR IRENE SO HWA CHANG	1/22/01	1/22/02
1	Court Bond	6100540	1,500.00	WASHINGTON MUTUAL BANK, FA	DEBRA LYNN SCHOLL	1/31/01	1/31/02
1	Court Bond	6100541	1,500.00	WASHINGTON MUTUAL BANK, FA PLAINTIFF	DEBRA LYNN SCHOLL, EXECUTOR OF ESTATE OF HELEN J. SCHOLL	1/31/01	1/31/02
1	Court Bond	6100547	1,500.00	WASHINGTON MUTUAL BANK, FA PLAINTIFF	HUGH PENDELTON, ET AL DEFENDANTS	2/6/01	2/6/02
1	Court Bond	6100548	1,500.00	WASHINGTON MUTUAL BANK, FAPLAINTIFF	HUGH PENDELTON, ET ALDEFENDANTS	2/6/01	2/6/02
1	Court Bond	6100576	1,500.00	WASHINGTON MUTUAL BANK, FA	HUGH PENDLETON AND DOES 1-100, INCLUSIVE	2/23/01	2/23/02
1	Court Bond	6113761	1,500.00	WASHINGTON MUTUAL, INC. PLAINTIFF(S)	JESUS MANUEL CARRENO, REINA HILDA L. CARRENO AND DOES 1-100	4/5/01	4/5/02
1	Court Bond	6113762	1,500.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFF	JESUS MANUEL CARRENO, REINA HILDA L. CARRENO AND DOES 1	4/5/01	4/5/02
1	Court Bond	6113763	100,000.00	WASHINGTON MUTUAL BANK, DBA WESTERN BANK - PLAINTIFF	WEST LAKE INDUSTRIES, L.L.C. & DEBRA A PADDOCK - DEFENDANTS	4/6/01	4/6/02
1	Court Bond	6113771	1,500.00	WASHINGTON MUTUAL BANK, FA	MARTHA LOVELACE, ET AL	4/18/01	4/18/02
1	Court Bond	6113772	1,500.00	WASHINGTON MUTUAL BANK, FA	MARTHA LOVELACE, ET AL	4/18/01	4/18/02
1	Court Bond	6113795	30,000.00	WM FINANCIAL SERVICES, INC. - PLAINTIFF	JOHN D. ALLEN & MARITAL COMMUNITY COMPRISED OF JOHN D.& JANE	5/10/01	5/10/02
1	Court Bond	6114429	1,500.00	WASHINGTON MUTUAL BANK, FA (PLAINTIFF)	GREATER POMONA HOUSING DEV. CORP., CITY OF POMONA, COMMUNITY	5/30/01	5/30/02
1	Court Bond	6114431	1,500.00	WASHINGTON MUTUAL BANK, FA (PLAINTIFF)	GREATER POMONA HOUSING DEV. CORP., CITY OF POMONA, COMMUNITY	5/30/01	5/30/02
1	Court Bond	6114433	1,500.00	WASHINGTON MUTUAL BANK, FA (PLAINTIFF)	GREATER POMONA HOUSING DEV. CORP., CITY OF POMONA, COMMUNITY	5/30/01	5/30/02
1	Court Bond	6114434	1,500.00	WASHINGTON MUTUAL BANK, FA (PLAINTIFF)	GREATER POMONA HOUSING DEV. CORP., CITY OF POMONA, COMMUNITY	5/30/01	5/30/02
1	Court Bond	6114435	1,500.00	WASHINGTON MUTUAL BANK, FA (PLAINTIFF)	GREATER POMONA HOUSING DEV. CORP., CITY OF POMONA, COMMUNITY	5/30/01	5/30/02
1	Court Bond	6114436	1,500.00	WASHINGTON MUTUAL BANK, FA (PLAINTIFF)	GREATER POMONA HOUSING DEV. CORP., CITY OF POMONA, COMMUNITY	5/30/01	5/30/02
1	Court Bond	6114437	1,500.00	WASHINGTON MUTUAL BANK, FA (PLAINTIFF)	GREATER POMONA HOUSING DEV. CORP., CITY OF POMONA, COMMUNITY	5/30/01	5/30/02
1	Court Bond	6114438	1,500.00	WASHINGTON MUTUAL BANK, FA (PLAINTIFF)	GREATER POMONA HOUSING DEV. CORP., CITY OF POMONA, COMMUNITY	5/30/01	5/30/02
1	Court Bond	6114453	2,500.00	WASHINGTON MUTUAL BANK, FA	ELODIA O. AGUILERA AND DOES 1-100, INCLUSIVE	6/7/01	6/7/02
1	Court Bond	6114454	2,500.00	WASHINGTON MUTUAL BANK, FA (PLAINTIFF)	ELODIA O AGUILERA, A TRUSTEE OF THE ANTONIO R AUILERA &	6/7/01	6/7/02
1	Court Bond	6114466	1,500.00	WASHINGTON MUTUAL BANK, FA- PLAINTIFFS	GREATER POMONA HOUSING DEVELOPMENT CORP; CITY OF POMONA;	6/21/02	6/21/03

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Court Bond	6114467	1,500.00	WASHINGTON MUTUAL BANK, FA. - PLAINTIFFS	GREATER POMONA HOUSING DEVELOPMENT CORP, CITY OF POMONA,	6/21/02	6/21/03
1	Court Bond	6114468	1,500.00	WASHINGTON MUTUAL BANK, FA -PLAINTIFFS	GREATER POMONA HOUSING DEVELOPMENT CORP; CITY OF POMONA	6/21/02	6/21/03
1	Court Bond	6114469	1,500.00	WASHINGTON MUTUAL BANK, FA, -PLAINTIFFS	GREATER POMONA HOUSING DEVELOPMENT CORP, CITY OF POMONA,	6/21/02	6/21/03
1	Court Bond	6126646	1,000.00	WASHINGTON MUTUAL BANK, A WA CORP. - PLAINTIFF	WILLIAM J. PAWLOSKI - DEFENDANT	7/25/01	7/25/02
1	Court Bond	6132170	7,500.00	WASHINGTON MUTUAL BANK, F.A.(PLAINTIFF)	R.S.S. AERO IND., ETC., ET AL (DEFENDANT)	9/7/01	9/7/02
1	Court Bond	6132197	25,000.00	WASHINGTON MUTUAL BANK, FA(PLAINTIFF)	FOUNDATION FUNDING GROUP,INC. DBA GREATSTONE MORTGAGE, COREY	9/19/01	9/19/02
1	Court Bond	6132208	7,500.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFF	EEXCELL HOMES, INC. A CA CORP.; JACOBSSON ENGINEERING CON-	9/25/01	9/25/02
1	Court Bond	6132266	1,500.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFF	DEBRA LYNN SCHOLL, EXECUTOR OF THE ESTATE OF HELEN J. SCHOLL	10/11/01	10/11/02
1	Court Bond	6141835	1,500.00	WASHINGTON MUTUAL BANK, FA	DEBRA LYNN SCHOLL, ET AL	10/26/01	10/26/02
1	Court Bond	6141839	7,500.00	WASHINGTON MUTUAL BANK, FA PLAINTIFF	WILLIAM W. WONG, THERESA WONG, HENRY W. YU, AMY YU AND DOES	10/31/01	10/31/02
1	Court Bond	6141844	1,500.00	WASHINGTON MUTUAL BANK, FA (PLAINTIFF)	JULIETA ORTIZ ICEDO & DOES 1-100 INCLUSIVE (DEFENDANT)	11/2/01	11/2/02
1	Court Bond	6141845	1,500.00	WASHINGTON MUTUAL BANK, FA (PLAINTIFF)	JULIETA ORTIZ ICEDO & DOES 1-100, INCLUSIVE (DEFENDANT)	11/2/01	11/2/02
1	Court Bond	6141846	1,500.00	WASHINGTON MUTUAL BANK, FA (PLAINTIFF)	FRANCISO, JOSE, MARIA, JULIO, MARLENE CASAS & DOES 1-100	11/2/01	11/2/02
1	Court Bond	6141847	1,500.00	WASHINGTON MUTUAL BANK, INC.- PLAINTIFF	FRANCISCO CASAS, JOSE CASAS, MARIA E. CASAS, JULIO CASAS,	11/2/01	11/2/02
1	Court Bond	6142090	1,500.00	WASHINGTON MUTUAL BANK, FA	VICTOR JONES, BRUCE HALL, B2JI, LLC & DOES 1-100 INCLUSIVE	12/14/01	12/14/02
1	Court Bond	6142091	1,500.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFFS	VICTOR JONES, BRUCE HALL, B2JI, LLC AND DOES 1 THROUGH 100,	12/14/01	12/14/02
1	Court Bond	6142092	1,500.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFFS	WILLIE J. ATTERBERRY SR., ET AL - DEFENDANTS	12/14/01	12/14/02
1	Court Bond	6142093	1,500.00	WASHINGTON MUTUAL, FA	WILLIE J. ATTERBERRY, SR., ET AL	12/14/01	12/14/02
1	Court Bond	6142111	50,000.00	WASHINGTON MUTUAL BANK, FDBA WESTERN BANK,	ALLING ENTERPRISES, INC., A WASHINGTON CORPORATION; ARDIS M.	1/8/02	1/8/03
1	Court Bond	6142175	1,500.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFFS	VICTOR JONES, ET AL - DEFENDANTS	1/8/02	1/8/03
1	Court Bond	6142179	1,500.00	WASHINGTON MUTUAL BANK, FA (PLAINTIFF)	SAMUEL R. SALAZAR, ET AL (DEFENDANT)	1/24/02	1/24/03
1	Court Bond	6142180	1,500.00	WASHINGTON MUTUAL BANK, FA (PLAINTIFF)	SAMUEL R. SALAZAR, ET AL (DEFENDANT)	1/24/02	1/24/03
1	Court Bond	6142244	1,500.00	WASHINGTON MUTUAL BANK, FA	SAMUEL R. SALAZAR, ET AL	2/12/03	2/12/04
1	Court Bond	6142266	2,200.00	WASHINGTON MUTUAL BANK, FA	LENHARD P. PRESZLER,CO-TRUSTEE OF THE PRESZLER FAMILY TRUST	2/22/02	2/22/03
1	Court Bond	6142288	2,500.00	WASHINGTON MUTUAL BANK, FA	HUNTINGTON BEACH CENTERS, A CA GENERAL PARTNERSHIP,WILLIAM	3/7/03	3/7/04
1	Court Bond	6142289	2,500.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFFS	HUNTINGTON BEACH CENTERS, WILLIAM N. LOBEL,INDIV. HUNTINGTON	3/7/02	3/7/03
1	Court Bond	6159629	1,500.00	WASHINGTON MUTUAL BANK, FA (PLAINTIFF)	ASA ARAVA, THEDA DE JESUS ALEXANDER, JOHN GRIGO, COURT	4/5/02	4/5/03
1	Court Bond	6159630	1,500.00	WASHINGTON MUTUAL BANK, FA (PLAINTIFF)	ASA ARAVA, THEDA DE JESUS ALEXANDER, JOHN GRIGO, CORT KLOKE,	4/5/02	4/5/03
1	Court Bond	6159643	2,500.00	WASHINGTON MUTUAL BANK, FA	LENHARD P. PRESZLER, CO-TRUSTEE OF THE PRESZLER FAMILY TRUST	4/10/02	4/10/03
1	Court Bond	6159644	2,500.00	WASHINGTON MUTUAL BANK, FA	LENHARD P. PRESZLER, CO-TRUSTEE OF THE PRESZLER FAMILY TRUST	4/10/02	4/10/03
1	Court Bond	6163406	7,500.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFF	HYUNG RAE KIM, ET AL - DEFENDANTS	5/1/02	5/1/03
1	Court Bond	6163407	1,500.00	WASHINGTON MUTUAL BANK, FA -PLAINTIFF	ASA ARAVA, ET AL -DEFENDANTS	5/1/02	5/1/03
1	Court Bond	6166802	1,500.00	WASHINGTON MUTUAL, FA	AYNN RALPH SHAFIK	6/7/02	6/7/03
1	Court Bond	6166819	1,500.00	WASHINGTON MUTUAL BANK, FA (PLAINTIFF)	FRANCISCO CASA, ET AL (DEFENDANT)	6/12/02	6/12/03
1	Court Bond	6166820	1,500.00	WASHINGTON MUTUAL BANK, FA	FRANCISCO CASAS, ET AL	6/12/02	6/12/03
1	Court Bond	6166851	1,500.00	WASHINGTON MUTUAL, FA - PLAINTIFF	PIO LUZ, JOSEFA LUZ AND DOES 1 THROUGH 100, INCLUSIVE	6/27/02	6/27/03
1	Court Bond	6166852	1,500.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFF	PIO LUZ, JOSEFA LUZ AND DOES 1 THROUGH 100, INCLUSIVE	6/27/02	6/27/03
1	Court Bond	6174720	10,000.00	WASHINGTON MUTUAL BANK, FA, PLAINTIFF(S)	DROR BEN-AMY, ET AL, DEFENDANT(S)	8/20/02	8/20/03
1	Court Bond	6174736	30,000.00	WASHINGTON MUTUAL BANK, FA (PLAINTIFF)	SHERPA INDUSTRIES, LLC, PETER J KEOGH & LYNN HOUGH CONST.LLC	8/27/02	8/27/03

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Court Bond	6184552	1,500.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFFS	JESUS MANUEL CARRENO, ETAL - DEFENDANTS	9/20/02	9/20/03
1	Court Bond	6184553	1,500.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFFS	JESUS MANUEL CARRENO, ET AL - DEFENDANTS	9/20/02	9/20/03
1	Court Bond	6186232	1,500.00	WASHINGTON MUTUAL BANK, FA, (PLAINTIFF)	AYNN SHAFIK, ET AL (DEFENDANT)	9/25/02	6/25/03
1	Court Bond	6186233	1,500.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFF	AYNN SHAFIK, ET AL - DEFENDANTS	9/25/02	9/25/03
1	Court Bond	6186310	232,300.00	WASHINGTON MUTUAL BANK - PLAINTIFF	BAKKER BROTHERS USA INC.; B&B FARMS; NORTHWEST FARM CREDIT;	10/7/02	10/7/03
1	Court Bond	6188856	1,500.00	WASHINGTON MUTUAL BANK, FA	JESUS MANUEL & REINA HILDA L. CARRENO, JOSE A. CASTANEDA, JR	12/2/02	12/2/03
1	Court Bond	6199455	1,500.00	WASHINGTON MUTUAL BANK, FA (PLAINTIFF)	ABUNDANT CAPITAL INC. (DEFENDANT)	1/2/03	1/2/04
1	Court Bond	6202781	1,500.00	WASHINGTON MUTUAL BANK, FA	IBERIA INVESTMENTS, INC. ET AL.	4/2/03	4/2/04
1	Court Bond	6202782	1,500.00	WASHINGTON MUTUAL BANK, FA	IBERIA INVESTMENTS, INC. ET AL.	4/2/03	4/2/04
1	Court Bond	6202799	10,000.00	WASHINGTON MUTUAL BANK, FA PLAINTIFF	JOSE H. SANCHEZ, ETC., ET AL DEFENDANTS	2/11/03	2/11/04
1	Court Bond	6202816	16,000.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFFS	FRIDAY'S FOODLINE, INC. A CALIFORNIA CORPORATION, ET AL	3/12/03	3/12/04
1	Court Bond	6202878	1,500.00	WASHINGTON MUTUAL BANK, FA	IBERIA INVESTMENTS, INC. ET AL	4/21/03	4/21/04
1	Court Bond	6216600	1,500.00	WASHINGTON MUTUAL BANK, FA (PLIANTIFF)	FRIDAY'S FOODLINE, INC, ETC, ET AL (DEFENDANTS)	5/1/03	5/1/04
1	Court Bond	6222337	2,500.00	WASHINGTON MUTUAL BANK, FA	RICK HEMERICK, ET AL (DEFENDANT)	6/4/03	6/4/04
1	Court Bond	6222338	2,500.00	WASHINGTON MUTUAL BANK, FA -PLAINTIFF	RICK HEMERICK, ET AL -DEFENDANT	6/4/03	6/4/04
1	Court Bond	6222339	170,000.00	WASHINGTON MUTUAL BANK	CHRIS BROWN, AS SHERIFF OF DOUGLAS COUNTY, OREGON	6/6/03	6/6/04
1	Court Bond	6222493	10,000.00	WASHINGTON MUTUAL BANK, FA - PLAINTIFF	ROBERT G. ALLEN CO., INC. ETC, ET AL. - DEFENDANT	6/25/03	6/25/04
1	Court Bond	6229567	10,000.00	WASHINGTON MUTUAL BANK, FA	ZIFF FAMILY MARKETS,INC. DBA: FOUR SEASONS MARKET; RONALD L.	7/7/03	7/7/04
1	Court Bond	6229663	1,000,000.00	WASHINGTON MUTUAL BANK, FA (PLANTIFF)	MONCKS CORNER FINANCE, INC; MICHAEL J STRONG, SHERRY STRONG,	8/11/03	8/11/04
1	Court Bond	6237447	100,342.00	WASHINGTON MUTUAL BANK, FA, ET AL (DEFENDANT)	RANCHO BERNARDO COMMUNITY BANK	9/29/08	9/29/09
1	Court Bond	6241585	10,000.00	WASHINGTON MUTUAL, FAPLAINTIFF	RENO METAL PRODUCTS,INC. DBA RENO SHEET METAL CO. ETAL	10/13/03	10/13/04
1	Court Bond	6255195	10,000.00	WASHINGTON MUTUAL BANK, FA	JAMES M. DONEGAN,AN INDIVIDUAL & DOES 1 THROUGH 50 INCLUSIVE	12/23/03	12/23/04
1	Court Bond	6255288	1,500.00	WASHINGTON MUTUAL BANK, FA	AFFORDABLE HOUSING SERVICES, INC.	3/26/04	3/26/05
1	Court Bond	6255305	1,500.00	WASHINGTON MUTUAL BANK, FA	REBECCA B. TWIGHT, INDIVIDUALLY & AS TRUSTEE OF THE TWIGHT	4/14/04	4/14/05
1	Court Bond	6255310	1,500.00	WASHINGTON MUTUAL BANK, FA (PLAINTIFF)	REBECCA B. TWIGHT, ET AL. (DEFENDANT)	4/21/04	4/21/05
1	Court Bond	6255343	10,000.00	WASHINGTON MUTUAL BANK, FA	TERRA-CAL CONSTRUCITON, INC., A CALIFORNIA CORPORATION,ET AL	3/22/04	3/22/05
1	Court Bond	6311353	1,500.00	WASHINGTON MUTUAL BANK, FA	INEZ HURST, ET AL	11/2/04	11/2/05
1	Court Bond	6311354	1,500.00	WASHINGTON MUTUAL BANK, FA	INEZ HURST, ET AL	11/2/04	11/2/05
1	Court Bond	6311355	1,500.00	WASHINGTON MUTUAL BANK, FA	JINT INVESTMENT CORPORATION	11/11/04	11/11/05
1	Court Bond	6311356	1,500.00	WASHINGTON MUTUAL BANK, FA	JINT INVESTMENT CORPORATION	11/11/04	11/11/05
1	Court Bond	6311357	1,500.00	WASHINGTON MUTUAL BANK, FA	INEZ HURST, ET AL	11/11/04	11/11/05
1	Court Bond	6317485	1,500.00	WASHINGTON MUTUAL BANK, FA	JINT INVESTMENT CORPORATION	12/6/04	12/6/05
1	Court Bond	6317493	10,000.00	WASHINGTON MUTUAL BANK, FA	AZTECA CONSTRUCTION, INC., RAFAEL M. MARTIN, ROSA M. MARTIN*	12/15/04	12/15/05
1	Court Bond	6317498	10,000.00	WASHINGTON MUTUAL	PECKHAM INDUSTRIAL COATINGS, INC.	1/6/08	1/6/09
1	Court Bond	6317510	1,009,643.00	WASHINGTON MUTUAL BANK FSB	RICHARD AND NANCY MADSEN	2/4/08	2/4/09
1	Court Bond	6317548	303,825.00	WASHINGTON MUTUAL BANK FA	MARTIN SHAFRON, MARGARET SHAFRON, KEVIN D. JANISON, TERRI S. JANISON	3/8/08	3/8/09
1	Court Bond	6317568	10,000.00	WASHINGTON MUTUAL	CHARO COMMUNITY DEVELOPMENT CORPORATION	3/22/08	3/22/09
1	Court Bond	6342259	162,000.00	WASHINGTON MUTUAL BANK	DANIEL J. LAROCH	6/22/08	6/22/09
1	Court Bond	6361652	324,512.78	WASHINGTON MUTUAL BANK	DANIEL J. LAROCH	7/28/08	7/28/09
1	Court Bond	6361653	125,000.00	WASHINGTON MUTUAL	SUPERIOR COURT OF THE STATE OF CALIFORNIA	8/1/08	8/1/09
1	Court Bond	6361720	50,000.00	WASHINGTON MUTUAL	BRIAN E. HAYES AND ROBIN HAYES	10/11/08	10/11/09
1	Court Bond	6361795	1,500.00	WASHINGTON MUTUAL	PHILLIP INIGUEZ	5/2/06	5/2/07
1	Court Bond	6361796	1,500.00	WASHINGTON MUTUAL BANK, FA	PHILLIP INIGUEZ	5/2/06	5/2/07
1	Court Bond	6361835	1,500.00	WASHINGTON MUTUAL BANK, FA	PHILLIP INIGUEZ	5/22/06	5/22/07
1	Court Bond	6361839	52,500.00	WASHINGTON MUTUAL	UNITED AKAL, L.L.C.D, HARTZ KRISPY CHICKEN N ROLLS, VARPAL *	6/6/06	6/6/07
1	Court Bond	6423280	140,000.00	WASHINGTON MUTUAL	EDWARD A. SCHWALLY	6/13/08	6/13/09
1	Court Bond	6423294	465,506.00	WASHINGTON MUTUAL	STATE OF NEVADA, DEPARTMENT OF BUILDING & SAFETY	9/13/06	9/13/07
1	Court Bond	6423295	482,094.00	WASHINGTON MUTUAL	STATE OF NEVADA, DEPARTMENT OF BUILDING & SAFETY	9/13/06	9/13/07

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Court Bond	6423305	2,500.00	WASHINGTON MUTUAL	NICHOLAS LATIMER	11/3/06	11/3/07
1	Court Bond	6423306	2,500.00	WASHINGTON MUTUAL BANK, FA	NICHOLAS LATIMER	11/3/06	11/3/07
1	Court Bond	6423335	1,500.00	WASHINGTON MUTUAL	SAEED DAVID SADRI	2/6/07	2/6/08
1	Court Bond	6423336	1,500.00	WASHINGTON MUTUAL BANK, FA	SAEED DAVID SADRI	2/6/07	2/6/08
1	Court Bond	6423356	1,500.00	WASHINGTON MUTUAL BANK, FA	SAEED DAVID SADRI	3/9/07	3/9/08
1	Court Bond	6423369	2,500.00	WASHINGTON MUTUAL	POWERHOUSE DEVELOPMENT CORPORATION, SUPERIOR COURT OF CALIF*	7/23/07	7/23/08
1	Court Bond	6423370	2,500.00	WASHINGTON MUTUAL BANK, FA	POWERHOUSE DEVELOPMENT CORPORATION, SUPERIOR COURT OF CALIF*	7/23/07	7/23/08
1	Court Bond	6423371	2,500.00	WASHINGTON MUTUAL BANK, FA	POWERHOUSE DEVELOPMENT CORPORATION	8/10/07	8/10/08
1	Court Bond	6525102	10,000.00	WASHINGTON MUTUAL	MOST CREATIVE ENTERTAINMENT	11/12/08	11/12/09
1	Court Bond	6525103	1,500.00	WASHINGTON MUTUAL BANK, FA	GREATER BETHANY ECONOMIC DEVELOPMENT CORPORATION; THE CITY OF LOS ANGELES	12/19/07	12/19/08
1	Court Bond	6525104	1,500.00	WASHINGTON MUTUAL	GREATER BETHANY ECONOMIC DEVELOPMENT CORPORATION; THE CITY OF LOS ANGELES	12/19/07	12/19/08
1	Court Bond	6525105	405,455.18	WASHINGTON MUTUAL BANK	DREW M. DILLWORTH,	12/20/07	12/20/08
1	Court Bond	6525106	1,500.00	WASHINGTON MUTUAL BANK, FA	GREATER BETHANY ECONOMIC DEVELOPMENT CORPORATION; THE CITY OF LOS ANGELES	1/15/08	1/15/09
1	Court Bond	6525107	1,500.00	WASHINGTON MUTUAL	JORGE ESPARZA, ET AL	1/25/08	1/25/09
1	Court Bond	6525108	1,500.00	WASHINGTON MUTUAL BANK, FA	JORGE ESPARZA, ET AL	1/25/08	1/25/09
1	Court Bond	6525109	1,500.00	WASHINGTON MUTUAL BANK, FA	JORGE ESPARZA, ET AL	2/20/08	2/20/09
1	Court Bond	6525110	291,746.74	WASHINGTON MUTUAL BANK, SUCCESSOR IN INTEREST TO WASHINGTON MUTUAL HOME LOANS	WOOLMAN OVAL HOLDINGS, INC.	3/19/08	3/19/09
1	Court Bond	6525111	1,500.00	WASHINGTON MUTUAL BANK, FA	CUSTOM ADVANTAGE BUILDERS, INC.	3/27/08	3/27/09
1	Court Bond	6525112	1,500.00	U.S. BANK NATIONAL ASSOCIATION	ERNEST W. BRUNSON	4/11/08	4/11/09
1	Court Bond	6525113	1,500.00	U.S. BANK NATIONAL ASSOCIATION	ERNEST W. BRUNSON	4/11/08	4/11/09
1	Court Bond	6525114	1,500.00	WASHINGTON MUTUAL BANK, FA	CUSTOM ADVANTAGE BUILDERS, INC.	4/21/08	4/21/09
1	Court Bond	6525116	1,500.00	U.S. BANK NATIONAL ASSOCIATION	ERNEST W. BRUNSON	5/12/08	5/12/09
1	Court Bond	6525117	1,500.00	WASHINGTON MUTUAL BANK	MANUEL R. CONTRERAS	5/12/08	5/12/09
1	Court Bond	6525119	1,500.00	WASHINGTON MUTUAL BANK	SHADOW MOUNTAIN, LLC	5/16/08	5/16/09
1	Court Bond	6525123	2,500.00	WASHINGTON MUTUAL	RJ PROPERTY INVESTMENTS, LLC	6/9/08	6/9/09
1	Court Bond	6525124	2,500.00	WASHINGTON MUTUAL BANK, FA	RJ PROPERTY INVESTMENTS, LLC	6/9/08	6/9/09
1	Court Bond	6525125	2,500.00	WASHINGTON MUTUAL BANK	RJ PROPERTY INVESTMENTS, LLC	7/9/08	7/9/09
1	Court Bond	6525126	1,500.00	WASHINGTON MUTUAL	PARVIZ SANIEOFF ET AL	8/5/08	8/5/09
1	Court Bond	6525127	1,500.00	WASHINGTON MUTUAL BANK, FA	PARVIZ SANIEOFF ET AL	8/5/08	8/5/09
1	Court Bond	6525128	2,500.00	WASHINGTON MUTUAL BANK, FA	JAIME ARELLANO	8/11/08	8/11/09
207	Court Bond Total		6,099,124.70
1	Guarantee Payment Bond	4486244	91,550.00	HOME SAVINGS OF AMERICA	Florida Power & Light Company	9/7/00	9/7/01
1	Guarantee Payment Bond	4689056	1,500.00	HOME SAVINGS OF AMERICA	WITHLACOOCHEE RIVER ELECTRIC COOPERATIVE, INC.	7/27/01	7/27/02
1	Guarantee Payment Bond	4787032	1,835.00	HOME SAVINGS OF AMERICA	Fort Pierce Utilities Authority	11/11/00	11/11/01
1	Guarantee Payment Bond	5946522	284,905.00	WASHINGTON MUTUAL BANK FA	FLORIDA POWER AND LIGHT COMPANY	1/14/08	1/14/09
1	Guarantee Payment Bond	5946528	73,930.00	WASHINGTON MUTUAL BANK, FA	CITY OF LAKE WORTH	3/25/08	3/25/09
1	Guarantee Payment Bond	5986048	4,000,000.00	WASHINGTON MUTUAL, INC.	KEMARK FINANCIAL SERVICES, INC.	6/7/08	6/7/09
1	Guarantee Payment Bond	6037709	2,397.00	BRYANT FINANCIAL CORPORATION	BELL VINTAGE HOMEOWNERS ASSOCIATION	11/3/08	11/3/09
1	Guarantee Payment Bond	6423339	50,000.00	PROVIDIAN LEASING CORPORATION	STATE OF CALIFORNIA.	8/1/08	8/1/09
1	Guarantee Payment Bond	6525134	50,000.00	WASHINGTON MUTUAL BANK	STATE OF FLORIDA	9/9/08	9/9/09
9	Guarantee Payment Bond Total		4,556,117.00

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	License/Permit Bond	2062431	7,500.00	OXFORD INVESTMENT CORPORATION	State of California	10/26/99	10/26/02
1	License/Permit Bond	4095618	10,000.00	WASHINGTON MUTUAL INSURANCE SERVICES, INC.	STATE OF CALIFORNIA/DEPARTMENT OF INSURANCE	1/28/03	1/28/04
1	License/Permit Bond	4380730	5,000.00	COMMERCE SERVICE	THE STATE OF ARIZONA/ DIRECTOR OF INSURANCE	6/17/00	6/17/03
1	License/Permit Bond	4380735	10,000.00	COMMERCE SERVICE CORPORATION	THE STATE OF IDAHO/ DEPT. OF INSURANCE	6/17/03	6/17/06
1	License/Permit Bond	4380737	25,000.00	COMMERCE SERVICE CORPORATION	the state of louisiana	6/17/03	6/17/06
1	License/Permit Bond	4380744	25,000.00	HOME CREST INSURANCE SERVICES, INC.	STATE OF WASHINGTON	6/17/06	6/17/09
1	License/Permit Bond	4479958	50,000.00	HOME CREST INSURANCE SERVICES, INC	STATE OF CALIFORNIA.	1/18/08	1/18/09
1	License/Permit Bond	5162844	2,500.00	WILLIAM A.=HAWKINS	STATE OF ILLINOIS, DEPT. OF INSURANCE	7/18/99	7/18/00
1	License/Permit Bond	5465134	40,000.00	AHMANSON MORTGAGE CO.	State of Connecticut	10/1/98	10/1/99
1	License/Permit Bond	5465163	10,000.00	RICHIE DOUGLAS=ROWSEY	STATE OF CALIFORNIA/DEPT. OF INSURANCE	10/21/99	10/21/00
1	License/Permit Bond	5465164	10,000.00	ROBERT DALE=NORTON	STATE OF CALIFORNIA/DEPT. OF INSURANCE	10/21/98	10/21/99
1	License/Permit Bond	5552377	5,000.00	RICHIE D.=ROWSEY	STATE OF ARIZONA-DEPT. OF INSURANCE	10/27/99	10/27/00
1	License/Permit Bond	5552378	5,000.00	RICHIE D.=ROWSEY	State of Georgia	10/27/99	10/27/00
1	License/Permit Bond	5552379	2,500.00	RICHIE D.=ROWSEY	State of Illinois	10/27/99	10/27/00
1	License/Permit Bond	5552380	15,000.00	RICHIE D.=ROWSEY	STATE OF NORTH CAROLINA/INSURANCE COMMISSIONER	10/27/99	10/27/00
1	License/Permit Bond	5573000	10,000.00	RICHIE D.=ROWSEY	State of New Mexico	4/10/00	4/10/01
1	License/Permit Bond	5587359	5,000.00	RICHIE D.=ROWSEY	STATE OF VERMONT/DEPT. OF INSURANCE	4/12/00	4/12/01
1	License/Permit Bond	5587383	5,000.00	RICHIE D.=ROWSEY	STATE OF ARKANSAS/DEPT. OF INSURANCE	4/12/00	4/12/01
1	License/Permit Bond	5587390	25,000.00	RICHIE D.=ROWSEY	State of Louisiana	4/19/00	4/19/01
1	License/Permit Bond	5611510	25,000.00	WASHINGTON MUTUAL INSURANCE SERVICES, INC.	STATE OF TEXAS	6/21/08	6/21/09
1	License/Permit Bond	5683295	5,000.00	HOME CREST INSURANCE SERVICES	STATE OF CALIFORNIA	11/14/08	11/14/09
1	License/Permit Bond	5683318	100,000.00	WASHINGTON MUTUAL INSUR.SERVICES MANAGING GENERAL AGENCY,INC	STATE BOARD OF INSURANCE, STATE OF TEXAS	11/1/02	11/1/03
1	License/Permit Bond	5693811	20,000.00	HOME CREST INSURANCE SERVICES, INC.	DISTRICT OF COLUMBIA	4/30/07	4/30/09
1	License/Permit Bond	5700392	2,500.00	LINDA T.MAESTAS	STATE OF ILLINOIS	6/11/08	6/11/09
1	License/Permit Bond	5700393	2,500.00	MARY A.=PALHINHA	STATE OF ILLINOIS/DEPT. OF INSURANCE	6/11/99	6/11/00
1	License/Permit Bond	5700395	2,500.00	JILL K.SMITH	STATE OF ILLINOIS	6/11/08	6/11/09
1	License/Permit Bond	5700419	2,500.00	DOREEN B.-LIUZZI	STATE OF ILLINOIS/DEPT. OF INSURANCE	7/25/99	7/25/00
1	License/Permit Bond	5761873	2,500.00	MARTHABEATRICE ORTEGA, GRIFFIN FINANCIAL SVS. INS. AGENCY	STATE OF ILLINOIS	4/16/08	4/16/09
1	License/Permit Bond	5773363	2,500.00	NINAMARIEQUINTERO - GRIFFIN FINANCIAL SERVICES INS. AGENCY	STATE OF ILLINOIS	11/3/08	11/3/09
1	License/Permit Bond	5773365	2,500.00	IVONNE MARIA GUERRERO - GRIFFIN FINANCIAL SERVICES INS. AGCY	STATE OF ILLINOIS	10/29/08	10/29/09
1	License/Permit Bond	5773366	2,500.00	RICHARD LOWTHER - GRIFFIN FINANCIAL SERVICE INS. AGENCY	STATE OF ILLINOIS	10/29/08	10/29/09
1	License/Permit Bond	5828016	10,000.00	HOME CREST INSURANCE SERVICES, INC.	STATE OF CALIFORNIA.	6/24/08	6/24/09
1	License/Permit Bond	5833830	25,000.00	WASHINGTON MUTUAL INSURANCE SERVICES, INC.	STATE OF TEXAS	5/5/08	5/5/09
1	License/Permit Bond	5851143	7,500.00	AHMANSON DEVELOPMENTS, INC.	STATE OF CALIFORNIA/CONTRACTOR'S STATE LICENSE BOARD	10/18/99	10/18/00
1	License/Permit Bond	5851195	25,000.00	JILL K.=SMITH-ELY	State of Louisiana	11/20/03	11/20/04
1	License/Permit Bond	5851196	10,000.00	JILL K.SMITH-ELY	COMMONWEALTH OF KENTUCKY	11/20/08	11/20/09

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	License/Permit Bond	5851198	10,000.00	JILL K.SMITH-ELY	STATE OF NEW MEXICO	11/20/08	11/20/09
1	License/Permit Bond	5880599	25,000.00	Long Beach Mortgage Company	STATE OF ARIZONA/BANKING DEPT.	3/31/06	3/31/07
1	License/Permit Bond	5880601	40,000.00	Long Beach Mortgage Company	State of Connecticut	9/30/05	9/30/06
1	License/Permit Bond	5880602	40,000.00	Long Beach Mortgage Company	State of Connecticut	9/30/05	9/30/06
1	License/Permit Bond	5880603	50,000.00	Long Beach Mortgage Company	State of Delaware	12/31/05	12/31/06
1	License/Permit Bond	5880604	200,000.00	Long Beach Mortgage Company	DISTRICT OF COLUMBIA, OFFICE OF BANKING & FINANCIAL INSTIT.	3/31/06	8/29/07
1	License/Permit Bond	5880606	115,000.00	Long Beach Mortgage Company	STATE OF IDAHO/DEPT. OF FINANCE	12/10/05	12/10/06
1	License/Permit Bond	5880607	20,000.00	Long Beach Mortgage Company	STATE OF ILLINOIS/ COMMISSIONER OF SAVINGS & RESID. FINANCE	3/20/06	3/20/08
1	License/Permit Bond	5880608	30,000.00	Long Beach Mortgage Company	STATE OF IOWA, DIVISION OF BANKING	12/10/05	12/10/06
1	License/Permit Bond	5880609	50,000.00	Long Beach Mortgage Company	STATE OF MAINE, BUREAU OF CONSUMER AFFAIRS	9/30/04	9/30/06
1	License/Permit Bond	5880610	50,000.00	Long Beach Mortgage Company	STATE OF NEBRASKA, DEPARTMENT OF BANKING	3/1/06	3/1/07
1	License/Permit Bond	5880611	500,000.00	Long Beach Mortgage Company	STATE OF NEW YORK, SUPERINTENDENT OF BANKS	12/10/05	12/10/06
1	License/Permit Bond	5880612	25,000.00	Long Beach Mortgage Company	State of North Dakota	7/1/05	6/30/06
1	License/Permit Bond	5880614	80,000.00	LONG BEACH MORTGAGE COMPANY	STATE OF RHODE ISLAND	3/31/08	3/31/09
1	License/Permit Bond	5880615	350,000.00	Long Beach Mortgage Company	STATE OF VERMONT, COMMISSIONER OF BANKING	12/31/05	12/31/06
1	License/Permit Bond	5880618	300,000.00	Long Beach Mortgage Company	STATE OF NEW JERSEY, DEPT OF BANKING	12/11/05	12/11/06
1	License/Permit Bond	5880619	40,000.00	Long Beach Mortgage Company	State of Connecticut	9/30/05	9/30/06
1	License/Permit Bond	5880627	590,000.00	Long Beach Mortgage Company	State of Washington	12/31/05	12/31/06
1	License/Permit Bond	5880628	50,000.00	Long Beach Mortgage Company	State of Hawaii	12/31/05	12/31/06
1	License/Permit Bond	5880629	375,000.00	Long Beach Mortgage Company	State of Maryland	12/31/05	12/31/07
1	License/Permit Bond	5880630	50,000.00	Long Beach Mortgage Company	STATE OF MAINE, BUREAU OF CONSUMER AFFAIRS	9/30/04	9/30/06
1	License/Permit Bond	5895388	60,000.00	AHMANSON MORTGAGE COMPANY	STATE OF NEW JERSEY, COMMISSION OF BANKING	2/11/99	2/11/00
1	License/Permit Bond	5898598	25,000.00	LONG BEACH MORTGAGE COMPANY, DBA: FINANCING USA	STATE OF CALIFORNIA, DEPT. OF CORPORATIONS	1/31/00	1/31/01
1	License/Permit Bond	5898618	20,000.00	Long Beach Mortgage Company	State of New Hampshire	12/31/06	12/31/07
1	License/Permit Bond	5898620	20,000.00	Long Beach Mortgage Company	STATE OF IDAHO - DEPT. OF FINANCE	12/10/01	12/10/02
1	License/Permit Bond	5901521	10,000.00	HOME CREST INS. SERVICES, INC.	STATE OF MARYLAND	5/28/08	5/28/09
1	License/Permit Bond	5901522	10,000.00	RICHIE D. ROWSEY	STATE OF MARYLAND/ INSURANCE ADMINISTRATION	5/28/00	5/28/01
1	License/Permit Bond	5907701	10,000.00	JILL K. SMITH-ELY	STATE OF MARYLAND	5/28/08	5/28/09
1	License/Permit Bond	5919287	14,130.00	ACD2	CITY OF CALABASAS	4/17/08	4/17/09
1	License/Permit Bond	5943147	18,000.00	Long Beach Mortgage Company	state of oklahoma	6/23/05	6/23/06
1	License/Permit Bond	5943149	50,000.00	LONG BEACH MORTGAGE COMPANY	STATE OF CALIFORNIA.	8/26/08	8/26/09
1	License/Permit Bond	5943150	25,000.00	Long Beach Mortgage Company	COMMONWEALTH OF MASSACHUSETTS / COMMISSIONER OF BANKING	9/30/05	9/30/06
1	License/Permit Bond	5943154	300,000.00	Long Beach Mortgage Company	STATE OF WISCONSIN, DEPARTMENT OF FINANCIAL INSTITUTIONS	12/31/05	12/31/06
1	License/Permit Bond	5943160	20,000.00	FINANCING USA (DBA LONG BEACH MORTGAGE COMPANY)	STATE OF ILLINOIS - OFFICE OF BANKS AND REAL ESTATE	3/20/02	3/20/04
1	License/Permit Bond	5943167	40,000.00	Long Beach Mortgage Company	BANKING COMMISSIONER OF THE STATE OF CONNECTICUT	12/11/05	12/11/06
1	License/Permit Bond	5943175	300,000.00	Long Beach Mortgage Company	STATE OF KANSAS - OFFICE OF THE STATE BANK COMMISSIONER	12/1/05	12/1/06
1	License/Permit Bond	5943178	100,000.00	LONG BEACH MORTGAGE COMPANY D/B/A FINANCING USA	State of Arkansas	12/14/05	12/14/06
1	License/Permit Bond	5943179	40,000.00	Long Beach Mortgage Company	BANKING COMMISSIONER OF THE STATE OF CONNECTICUT	9/30/05	9/30/06

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	License/Permit Bond	5946464	1,000.00	CITY FINANCE COMPANY DBA WASHINGTON MUTUAL FINANCE	STATE OF MISSISSIPPI, DEPT OF BANKING AND CONSUMER FINANCE	8/7/01	8/7/02
1	License/Permit Bond	5946465	1,000.00	CITY FINANCE COMPANY DBA WASHINGTON MUTUAL FINANCE	STATE OF MISSISSIPPI, DEPT OF BANKING AND CONSUMER FINANCE	9/19/00	9/19/01
1	License/Permit Bond	5946479	5,000.00	WASHINGTON MUTUAL, INC	STATE OF ALABAMA, DEPT OF REVENUE, MOTOR VEHICLE DIVISION	10/7/00	10/7/01
1	License/Permit Bond	5946492	18,000.00	WASHINGTON MUTUAL FINANCE GROUP, LLC	STATE OF MISSISSIPPI, DEPT OF BANKING & CONSUMER FINANCE	12/1/03	12/1/04
1	License/Permit Bond	5946495	1,000.00	BLAZER FINANCIAL SERVICES, INC.DBA WASHINGTON MUTUAL FINANCE	STATE OF ILLINOIS; DEPT. OF FINANCIAL INSTITUTIONS	12/31/00	12/31/01
1	License/Permit Bond	5946496	100,000.00	BLAZER MORTGAGE SERVICES	STATE OF WEST VIRGINIA, ACCOUNTING DEPT.	12/31/00	12/31/01
1	License/Permit Bond	5946497	100,000.00	BLAZER FINANCIAL SERVICES, INC.	State of West Virginia	12/31/00	12/31/01
1	License/Permit Bond	5946498	75,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF DELAWARE, OFFICE OF STATE BANK COMMISSIONER	11/23/03	11/23/04
1	License/Permit Bond	5946499	25,000.00	BLAZER MORTGAGE SERVICES, INC.	NORTH CAROLINA BANKING COMMISSION	1/1/01	1/1/02
1	License/Permit Bond	5946500	25,000.00	SAFEWAY MORTGAGE COMPANY	COMMISSIONER OF BANKS FOR THE STATE OF NORTH CAROLINA	1/1/01	1/1/02
1	License/Permit Bond	5946518	7,500.00	GUY=GNIADEK	STATE OF CA CONTRACTORS LICENSE BOARD	12/28/98	12/28/99
1	License/Permit Bond	5946521	12,500.00	CARL L.HAAS	STATE OF CALIFORNIA.	1/8/08	1/8/09
1	License/Permit Bond	5946527	25,000.00	BFS ACCEPTANCE CORPORATION DBA=NATIONAL ACCEPTANCE CORP.	STATE OF RI & PROVIDENCE PLANTATIONS DEPT. OF BUSINESS REG.	3/1/02	3/1/03
1	License/Permit Bond	5946529	2,000.00	WASHINGTON MUTUAL FINANCE, INC.	CITY OF OGDEN	2/1/04	2/1/05
1	License/Permit Bond	5946530	5,000.00	CITY FINANCE COMPANY DA#68-331	STATE OF ALABAMA DEPT. OF REVENUE MOTOR VEHICLE DIVISION	3/30/02	3/30/03
1	License/Permit Bond	5946533	10,000.00	CARL A.FORMATO	COMMONWEALTH OF KENTUCKY	2/10/08	2/10/09
1	License/Permit Bond	5946534	15,000.00	WASHINGTON MUTUAL INSURANCE SERVICES, INC.	STATE OF ALASKA;DEPART. OF COMMERCE & ECONOMIC DEV.	1/14/02	1/14/03
1	License/Permit Bond	5946535	15,000.00	WASHINGTON MUTUAL INSURANCE SERVICES, INC.	STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS	2/12/08	2/12/09
1	License/Permit Bond	5946536	15,000.00	CARL A.FORMATO	STATE OF RHODE ISLAND	2/12/08	2/12/09
1	License/Permit Bond	5985982	10,000.00	CARL A.FORMATO	STATE OF NEW MEXICO	2/17/08	2/17/09
1	License/Permit Bond	5985986	25,000.00	WASHINGTON MUTUAL FINANCE, INC.	STATE OF CALIFORNIA, DEPARTMENT OF CORPORATIONS	4/19/04	4/19/05
1	License/Permit Bond	5986009	50,000.00	WASHINGTON MUTUAL BANK,FA	STATE OF CALIFORNIA.	6/1/08	6/1/09
1	License/Permit Bond	5986016	5,000.00	WM FINANCIAL SERVICES, INC.	STATE OF HAWAII;DEPART.OF REGULATORY AGENCIES	1/24/02	1/24/03
1	License/Permit Bond	5986017	1,000.00	CITY FINANCE COMPANY DBA WASHINGTON MUTUAL FINANCE	STATE OF MISSISSIPPI;DEPART.OF BANKING & CONSUMER FINANCE	6/30/01	6/30/02
1	License/Permit Bond	5986029	1,000.00	BLAZER FINANCIAL SERVICES,INC. DBA WASHINGTON MUTUAL FINANCE	STATE OF ILLINOIS, DEPARTMENT OF FINANCIAL INSTITUTIONS	12/31/00	12/31/01
1	License/Permit Bond	5986031	5,000.00	CARL A.=FORMATO	STATE OF LOUISIANA;COMMISSIONER OF INSURANCE	6/8/04	6/8/05
1	License/Permit Bond	5986032	10,000.00	CARL A. FORMATO	STATE OF MARYLAND	6/6/08	6/6/09
1	License/Permit Bond	5986033	1,000.00	CARL ANTHONY=FORMATO	STATE OF ARIZONA INSURANCE LICENSING SECTION	6/2/01	6/2/02
1	License/Permit Bond	5986035	5,000.00	CITY FINANCE COMPANY	ALABAMA DEPARTMENT OF REVENUE; MOTOR VEHICLE DIVISION	5/29/01	5/29/02
1	License/Permit Bond	5986040	50,000.00	WASHINGTON MUTUAL INSURANCE SERVICES, INC.	STATE OF CALIFORNIA	6/17/08	6/17/09
1	License/Permit Bond	5986059	1,000.00	BLAZER FINANCIAL SERVICES INC. DBA=WASHINGTON MUTUAL FINANCE	STATE OF ILLINOIS, DEPT. OF FINANCIAL INSTITUTIONS	12/31/00	12/31/01
1	License/Permit Bond	5986060	5,000.00	WASHINGTON MUTUAL FINANCE, INC.	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	8/5/99	8/5/00
1	License/Permit Bond	5986061	5,000.00	WASHINGTON MUTUAL FINANCE, INC.	ALABAMA DEPT. OF REVENUE, DEPT. OF MOTOR VEHICLES	8/1/99	8/1/00
1	License/Permit Bond	5986062	5,000.00	WASHINGTON MUTUAL FINANCE, INC.	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	8/1/99	8/1/00
1	License/Permit Bond	5986063	5,000.00	WASHINGTON MUTUAL FINANCE, INC.	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	8/1/99	8/1/00
1	License/Permit Bond	5986064	5,000.00	WASHINGTON MUTUAL FINANCE,INC.	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	8/1/99	8/1/00
1	License/Permit Bond	5986065	2,000.00	WASHINGTON MUTUAL FINANCE, INC.	STATE OF ALABAMA DEPT. OF REVENUE MOTOR VEHICLE DIVISION	8/1/99	8/1/00

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	License/Permit Bond	5986066	5,000.00	WASHINGTON MUTUAL FINANCE, INC.	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	8/9/99	8/9/00
1	License/Permit Bond	5986068	5,000.00	WASHINGTON MUTUAL FINANCE, INC.	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	8/1/99	8/1/00
1	License/Permit Bond	5986069	5,000.00	CITY FINANCE COMPANY DBA WASHINGTON MUTUAL FINANCE	STATE TAX COMMISSION, BUREAU OF REVENUE	8/29/00	8/29/01
1	License/Permit Bond	5986074	5,000.00	CITY FINANCE COMPANY DBA WASHINGTON MUTUAL FINANCE	STATE TAX COMMISSION, BUREAU OF REVENUE	9/2/00	9/2/01
1	License/Permit Bond	6007276	50,000.00	Long Beach Mortgage Company	STATE OF VERMONT - COMMISSIONER OF BANKING	12/31/04	12/31/05
1	License/Permit Bond	6025920	10,000.00	BLAZER FINANCIAL SERVICES, INC.	STATE CORPORATION COMMISSION;BUREAU OF FINANCIAL INSTITUTION	6/30/01	6/30/02
1	License/Permit Bond	6025937	10,000.00	WMFS INSURANCE SERVICES, INC.	STATE OF CALIFORNIA.	12/9/07	12/9/08
1	License/Permit Bond	6025968	25,000.00	BLAZER FINANCIAL SERVICES INC.	COMMISSIONER OF CONSUMER CREDIT	10/15/99	12/31/01
1	License/Permit Bond	6025971	168,000.00	BLAZER FINANCIAL SERVICES INC.	STATE OF MARYLAND, DEPARTMENT OF LICENSING & REGULATION	12/31/00	12/31/01
1	License/Permit Bond	6025973	108,000.00	BLAZER FINANCIAL SERVICES,INC. DBA=WASHINGTON MUTUAL FINANCE	COMMISSION OF CONSUMER CREDIT,DEPT. OF LICENSES & REGULATION	12/30/00	12/30/01
1	License/Permit Bond	6026003	2,500.00	CARL A.FORMATO	STATE OF ILLINOIS	11/8/08	11/8/09
1	License/Permit Bond	6026010	100,000.00	WASHINGTON MUTUAL FINANCE, INC. OF KANSAS	KANSAS OFFICE OF THE STATE BANK COMM.,DIV. OF CONSUMER &	11/10/03	11/10/04
1	License/Permit Bond	6026012	10,650.00	THOMAS D.=SLOSSON	STATE OF WA, DEPT OF MOTOR VEHICLES	11/12/99	11/12/02
1	License/Permit Bond	6026013	89,820.00	WASHINGTON MUTUAL BANK	STATE TAX COMMISSIONER OF UTAH	11/12/99	11/12/02
1	License/Permit Bond	6037705	58,900.00	WASHINGTON MUTUAL BANK	State of Utah	11/19/99	11/19/02
1	License/Permit Bond	6037706	5,000.00	WASHINGTON MUTUAL FINANCE, INC.	ALABAMA DEPT. OF REVENUE, MOTOR VEHICLE DIVISION	11/22/99	11/22/00
1	License/Permit Bond	6037717	54,000.00	HERBERT=JOHNSON	STATE OF WASHINGTON, DEPARTMENT OF MOTOR VEHICLES	12/13/99	12/13/02
1	License/Permit Bond	6037718	55,800.00	WASHINGTON MUTUAL, INC.	State of Utah	12/13/99	12/13/02
1	License/Permit Bond	6037723	12,000.00	BLAZER FINANCIAL SERVICES,INC. DBA WASHINGTON MUTUAL FINANCE	STATE OF MARYLAND, DEPARTMENT OF LICENSING & REGULATION	12/31/99	12/31/01
1	License/Permit Bond	6037724	12,000.00	BLAZER FINANCIAL SERVICES,INC. DBA=WASHINGTON MUTUAL FINANCE	STATE OF MARYLAND, DEPARTMENT OF LICENSING & REGULATION	12/31/99	12/31/01
1	License/Permit Bond	6037725	12,000.00	BLAZER FINANCIAL SERVICES,INC. DBA=WASHINGTON MUTUAL FINANCE	STATE OF MARYLAND, DEPARTMENT OF LICENSING & REGULATION	12/31/99	12/31/01
1	License/Permit Bond	6037726	12,000.00	BLAZER FINANCIAL SERVICES,INC. DBA=WASHINGTON MUTUAL FINANCE	STATE OF MARYLAND, DEPARTMENT OF LICENSING & REGULATION	12/31/99	12/31/01
1	License/Permit Bond	6037727	12,000.00	BLAZER FINANCIAL SERVICES,INC. DBA=WASHINGTON MUTUAL FINANCE	STATE OF MARYLAND, DEPARTMENT OF LINCENSING & REGULATION	12/31/99	12/31/01
1	License/Permit Bond	6037728	12,000.00	BLAZER FINANCIAL SERVICES,INC. DBA=WASHINGTON MUTUAL FINANCE	STATE OF MARYLAND, DEPARTMENT OF LINCENSING & REGULATION	12/31/99	12/31/01
1	License/Permit Bond	6037729	12,000.00	BLAZER FINANCIAL SERVICES,INC. DBA=WASHINGTON MUTUAL FINANCE	STATE OF MARYLAND, DEPARTMENT OF LINCENSING & REGULATION	12/31/99	12/31/01
1	License/Permit Bond	6037730	12,000.00	BLAZER FINANCIAL SERVICES,INC. DBA-WASHINGTON MUTUAL FINANCE	STATE OF MARYLAND, DEPARTMENT OF LICENSING & REGULATION	12/31/99	12/31/01
1	License/Permit Bond	6037731	12,000.00	BLAZER FINANCIAL SERVICES,INC. DBA=WASHINGTON MUTUAL FINANCE	STATE OF MARYLAND, DEPARTMENT OF LICENSING & REGULATION	12/31/99	12/31/01
1	License/Permit Bond	6037732	12,000.00	BLAZER FINANCIAL SERVICES,INC. DBA=WASHINGTON MUTUAL FINANCE	STATE OF MARYLAND, DEPARTMENT OF LICENSING & REGULATION	12/31/99	12/31/01
1	License/Permit Bond	6037733	12,000.00	BLAZER FINANCIAL SERVICES,INC. DBA=WASHINGTON MUTUAL FINANCE	STATE OF MARYLAND, DEPARTMENT OF LICENSING & REGULATION	12/31/99	12/31/01
1	License/Permit Bond	6037734	12,000.00	BLAZER FINANCIAL SERVICES,INC. DBA=WASHINGTON MUTUAL FINANCE	STATE OF MARYLAND, DEPARTMENT OF LINCENSING & REGULATION	12/31/99	12/31/01
1	License/Permit Bond	6037735	12,000.00	BLAZER FINANCIAL SERVICES,INC. DBA=WASHINGTON MUTUAL FINANCE	STATE OF MARYLAND, DEPARTMENT OF LINCENSING & REGULATION	12/31/99	12/31/01

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	License/Permit Bond	6037736	12,000.00	BLAZER FINANCIAL SERVICES,INC. DBA=WASHINGTON MUTUAL FINANCE	STATE OF MARYLAND, DEPARTMENT OF LICENSING &REGULATION	12/31/99	12/31/01
1	License/Permit Bond	6037738	10,000.00	AHMANSON DEVELOPMENT, INC.	STATE OF CALIFORNIA	12/8/07	12/8/08
1	License/Permit Bond	6037766	70,000.00	WASHINGTON MUTUAL BANK	STATE TAX COMMISSIONER OF UTAH	1/25/00	1/25/03
1	License/Permit Bond	6037777	90,000.00	WASHINGTON MUTUAL BANK	Utah State Tax Commission	2/9/00	2/9/03
1	License/Permit Bond	6037778	47,400.00	WASHINGTON MUTUAL, INC.	Utah State Tax Commission	2/9/00	2/9/03
1	License/Permit Bond	6037779	52,000.00	WASHINGTON MUTUAL, INC.	Utah State Tax Commission	2/9/00	2/9/03
1	License/Permit Bond	6037780	50,000.00	WASHINGTON MUTUAL BANK	Utah State Tax Commission	2/9/00	2/9/03
1	License/Permit Bond	6037781	91,790.00	WASHINGTON MUTUAL BANK	Utah State Tax Commission	2/9/00	2/9/03
1	License/Permit Bond	6037782	118,206.00	WASHINGTON MUTUAL BANK	Utah State Tax Commission	2/9/00	2/9/03
1	License/Permit Bond	6037783	27,700.00	WASHINGTON MUTUAL, INC.	Utah State Tax Commission	2/9/00	2/9/03
1	License/Permit Bond	6037784	127,168.00	WASHINGTON MUTUAL, INC.	Utah State Tax Commission	2/9/00	2/9/03
1	License/Permit Bond	6037788	400,000.00	WESTERN CREDIT SERVICES CO.DBA WASHINGTON MUTUAL FINANCE	WASHINGTON STATE, DIRECTOR OF DEPT OF FINANCIAL INSTITUTIONS	2/24/04	2/24/05
1	License/Permit Bond	6038625	50,000.00	Long Beach Mortgage Company	STATE OF VERMONT, COMMISSIONER OF BANKING	12/31/04	12/31/05
1	License/Permit Bond	6038632	100,000.00	LONG BEACH MORTGAGE COMPANY DBA FINANCING USA	STATE OF ARIZONA, SUPERINTENDANT OF BANKS	3/20/05	3/20/06
1	License/Permit Bond	6038636	25,000.00	Long Beach Mortgage Company	STATE OF MAINE, BUREAU OF CONSUMER CREDIT PROTECTION	3/23/05	3/23/06
1	License/Permit Bond	6038637	25,000.00	Long Beach Mortgage Company	DIST OF COLUMBIA, OFFICE OF BANKING & FINANCIAL INSTITUTIONS	3/31/06	3/31/07
1	License/Permit Bond	6057009	5,000.00	WASHINGTON MUTUAL FINANCE GROUP, LLC	MISSISSIPPI STATE TAX COMMISSION, BUREAU OF REVENUE	2/1/04	2/1/05
1	License/Permit Bond	6057014	25,000.00	PUBLIC LOAN CORPORATION DBA WASHINGTON MUTUAL FINANCE *	STATE OF MD, COMMISSIONER OF CONSUMER CREDIT	12/31/01	12/31/02
1	License/Permit Bond	6057015	62,000.00	BRYANT FINANCIAL CORPORATION	CITY OF SAN DIMAS	4/4/08	4/4/09
1	License/Permit Bond	6057024	25,000.00	WASHINGTON MUTUAL FINANCE OF NORTH CAROLINA, LLC	COMMISSIONER OF BANKS FOR THE STATE OF NORTH CAROLINA	5/1/03	5/1/04
1	License/Permit Bond	6057026	40,000.00	Long Beach Mortgage Company	BANKING COMMISSIONER OF THE STATE OF CONNECTICUT	4/19/06	4/19/07
1	License/Permit Bond	6057028	5,000.00	WASHINGTON MUTUAL FINANCE INC. DA#1-697	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	2/1/00	2/1/01
1	License/Permit Bond	6057029	5,000.00	WASHINGTON MUTUAL FINANCE INC. DA#-1-608	ALABAMA DEPARTMENT OF REVENUE;MOTOR VEHICLE DIVISIO	2/1/00	2/1/01
1	License/Permit Bond	6057030	5,000.00	WASHINGTON MUTUAL FINANCE, INC.DA#1-695	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	2/1/00	2/1/01
1	License/Permit Bond	6057031	5,000.00	WASHINGTON MUTUAL FINANCE INC. DA#-52-131	ALABAMA DEPARTMENT OF REVENUE;MOTOR VEHICLE DIVISION	2/1/00	2/1/01
1	License/Permit Bond	6057032	5,000.00	WASHINGTON MUTUAL FINANCE, INC.DA#1-696	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	2/1/00	2/1/01
1	License/Permit Bond	6057033	5,000.00	WASHINGTON MUTUAL FINANCE INC. DA# 3-295	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	2/1/00	2/1/01
1	License/Permit Bond	6057034	5,000.00	WASHINGTON MUTUAL FINANCE INC. DA#-2-354	ALABAMA DEPARTMENT OF REVENUE;MOTOR VEHICLE DIVISION	2/1/00	2/1/01
1	License/Permit Bond	6057036	5,000.00	WASHINGTON MUTUAL FINANCE INC. DA#-41-96	ALABAMA DEPARTMENT OF REVENUE;MOTOR VEHICLE DIVISION	2/1/00	2/1/01
1	License/Permit Bond	6057037	5,000.00	WASHINGTON MUTUAL FINANCE, INC. DA#14-18	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	2/1/00	2/1/01
1	License/Permit Bond	6057038	5,000.00	WASHINGTON MUTUAL FINANCE INC. DA#-63-70	ALABAMA DEPARTMENT OF REVENUE;MOTOR VEHICLE DIVISION	2/1/00	2/1/01
1	License/Permit Bond	6057039	5,000.00	WASHINGTON MUTUAL FINANCE, INC. DA#1-462	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	2/1/00	2/1/01
1	License/Permit Bond	6057040	5,000.00	WASHINGTON MUTUAL FINANCE, INC. DA# 43-50	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	2/1/00	2/1/01
1	License/Permit Bond	6057047	1,000.00	BLAZER FINANCIAL SERVICES, INC. DBA=WASHINGTON MUTUAL FINANC	STATE OF ILLINOIS, DEPT. OF FINANCIAL INSTITUTIONS	12/31/00	12/31/01
1	License/Permit Bond	6057048	1,000.00	BLAZER FINANCIAL SERVICES, INC.DBA=WASHINGTON MUTUAL FINANCE	STATE OF ILLINOIS, DEPT. OF FINANCIAL INSTITUTIONS	12/31/00	12/31/01
1	License/Permit Bond	6057068	25,000.00	WASHINGTON MUTUAL INSURANCE SERVICES, INC.	STATE OF TEXAS	5/22/08	5/22/09

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	License/Permit Bond	6057069	10,000.00	WAMU INSURANCE SERVICES, INC.	STATE OF CALIFORNIA	7/1/08	7/1/09
1	License/Permit Bond	6057074	50,000.00	WASHINGTON MUTUAL FINANCE OF VIRGINIA, L.L.C.	COMMONWEALTH OF VIRGINIA, STATE CORP COMM.	6/1/04	6/1/05
1	License/Permit Bond	6057079	125,000.00	BLAZER FINANCIAL SERVICES, INC. OF MIAMI DBA WASHINGTON **	STATE OF MICHIGAN, COMMISSIONER, FINANCIAL INSTITUTIONS BUR.	12/31/00	12/31/01
1	License/Permit Bond	6057080	25,000.00	WASHINGTON MUTUAL FINANCE, L.L.C.	STATE OF COLORADO, UCCC	6/1/04	6/1/05
1	License/Permit Bond	6057081	25,000.00	WASHINGTON MUTUAL FINANCE, L.L.C.	STATE OF OKLAHOMA, DEPARTMENT OF CONSUMER CREDIT	7/1/03	7/1/04
1	License/Permit Bond	6057084	25,000.00	WM FINANCIAL SERVICES, INC.	STATE OF ARIZONA, CORPORATION COMMISSION	6/6/00	6/6/01
1	License/Permit Bond	6057100	25,000.00	WASHINGTON MUTUAL FINANCE OF NORTH CAROLINA, INC.	STATE OF MARYLAND, COMMISSION OF FINANCIAL REGULATION	12/31/01	9/1/03
1	License/Permit Bond	6077561	50,000.00	Long Beach Mortgage Company	STATE OF MAINE, OFFICE OF CONSUMER CREDIT REGULATION	9/30/04	9/30/06
1	License/Permit Bond	6077562	100,000.00	WASHINGTON MUTUAL FINANCIAL GROUP, LLC	STATE OF WEST VIRGINIA, DIVISION OF BANKING	12/31/03	12/31/04
1	License/Permit Bond	6077563	100,000.00	Long Beach Mortgage Company	COMMISSIONER OF BANKING OF THE STATE OF WEST VIRGINIA	7/20/05	7/20/06
1	License/Permit Bond	6077564	50,000.00	Long Beach Mortgage Company	STATE OF WEST VIRGINIA, COMMISSIONER OF BANKING	7/20/03	7/20/04
1	License/Permit Bond	6077569	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	8/2/03	8/2/04
1	License/Permit Bond	6077570	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	8/2/03	8/2/04
1	License/Permit Bond	6077571	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	8/2/03	8/2/04
1	License/Permit Bond	6077572	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	8/2/03	8/2/04
1	License/Permit Bond	6077573	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	8/2/03	8/2/04
1	License/Permit Bond	6077575	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	8/2/03	8/2/04
1	License/Permit Bond	6077576	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	8/2/03	8/2/04
1	License/Permit Bond	6077577	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	8/2/03	8/2/04
1	License/Permit Bond	6077578	5,000.00	WASHINGTON MUTUAL FINANCE, LLC	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	8/2/02	8/2/03
1	License/Permit Bond	6077579	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	8/2/03	8/2/04
1	License/Permit Bond	6077580	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	8/2/03	8/2/04
1	License/Permit Bond	6077581	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	8/2/03	8/2/04
1	License/Permit Bond	6077583	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	8/2/03	8/2/04
1	License/Permit Bond	6077584	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	8/2/03	8/2/04
1	License/Permit Bond	6077585	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	8/2/03	8/2/04
1	License/Permit Bond	6077586	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	8/2/03	8/2/04
1	License/Permit Bond	6077587	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	8/2/03	8/2/04
1	License/Permit Bond	6077588	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	8/2/03	8/2/04
1	License/Permit Bond	6077589	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	ALABAMA DEPARTMENT OF REVENUE, MOTOR VEHICLE DIVISION	8/2/03	8/2/04
1	License/Permit Bond	6077593	200,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF ILLINOIS, DEPT. OF FINANCIAL INSTITUTIONS	12/31/03	12/31/04
1	License/Permit Bond	6077594	25,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF ILLINOIS, DEPT. OF FINANCIAL INSTITUTIONS	12/31/03	12/31/04
1	License/Permit Bond	6077595	25,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF ILLINOIS, DEPT. OF FINANCIAL INSTITUTIONS	12/31/03	12/31/04
1	License/Permit Bond	6077596	25,000.00	WASHINGTON MUTUAL FINANCE, LLC	ILLINOIS DEPARTMENT OF FINANCIAL INSTITUTIONS	12/31/03	12/31/04
1	License/Permit Bond	6077597	25,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF ILLINOIS, DEPT. OF FINANCIAL INSTITUTIONS	12/31/03	12/31/04
1	License/Permit Bond	6077598	25,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF ILLINOIS, DEPT. OF FINANCIAL INSTITUTIONS	12/31/03	12/31/04
1	License/Permit Bond	6077599	25,000.00	WASHINGTON MUTUAL FINANCE, LLC	ILLINOIS DEPARTMENT OF FINANCIAL INSTITUTIONS	12/31/03	12/31/04
1	License/Permit Bond	6077600	25,000.00	WASHINGTON MUTUAL FINANCE, LLC	ILLINOIS DEPARTMENT OF FINANCIAL INSTITUTIONS	12/31/03	12/31/04

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	License/Permit Bond	6077601	375,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF MARYLAND, COMMISSIONER OF FINANCIAL REGULATION	12/31/03	12/31/05
1	License/Permit Bond	6077602	96,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF MARYLAND, DEPARTMENT OF LICENSING & REGULATION	12/31/03	12/31/05
1	License/Permit Bond	6077603	12,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF MARYLAND, DEPARTMENT OF LICENSING & REGULATION	12/31/03	12/31/05
1	License/Permit Bond	6077604	12,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF MARYLAND, DEPARTMENT OF LICENSING & REGULATION	12/31/03	12/31/05
1	License/Permit Bond	6077605	12,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF MARYLAND, DEPARTMENT OF LICENSING & REGULATION	12/31/03	12/31/05
1	License/Permit Bond	6077606	12,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF MARYLAND, DEPARTMENT OF LICENSING & REGULATION	12/31/01	5/1/03
1	License/Permit Bond	6077607	12,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF MARYLAND, DEPARTMENT OF LICENSING & REGULATION	12/31/01	12/31/03
1	License/Permit Bond	6077608	12,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF MARYLAND, DEPARTMENT OF LICESNING & REGULATION	12/31/03	12/31/05
1	License/Permit Bond	6077609	12,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF MARYLAND, DEPARTMENT OF LICENSING & REGULATION	12/31/03	12/31/05
1	License/Permit Bond	6077610	12,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF MARYLAND, DEPARTMENT OF LICENSING & REGULATION	12/31/03	12/31/05
1	License/Permit Bond	6077611	12,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF MARYLAND, DEPARTMENT OF LICENSING & REGULATION	12/31/03	12/31/05
1	License/Permit Bond	6077612	12,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF MARYLAND, DEPARTMENT OF LICENSING & REGULATION	12/31/01	12/31/03
1	License/Permit Bond	6077613	12,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF MARYLAND, DEPARTMENT OF LICENSING & REGULATION	12/31/03	12/31/05
1	License/Permit Bond	6077614	12,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF MARYLAND, DEPARTMENT OF LICENSING & REGULATION	12/31/01	12/31/03
1	License/Permit Bond	6077615	12,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF MARYLAND, DEPARTMENT OF LICENSING & REGULATION	12/31/01	12/31/03
1	License/Permit Bond	6077616	12,000.00	WASHINGTON MUTUAL FINANCE GROUP, LLC	STATE OF MARYLAND, DEPARTMENT OF LICENSING & REGULATION	12/31/03	12/31/05
1	License/Permit Bond	6077617	12,000.00	WASHINGTON MUTUAL FINANCE GROUP, LLC	STATE OF MARYLAND, DEPARTMENT OF LICENSING & REGULATION	12/31/03	12/31/05
1	License/Permit Bond	6077618	12,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF MARYLAND, DEPARTMENT OF LICENSING & REGULATION	12/31/03	12/31/05
1	License/Permit Bond	6077620	15,000.00	WASHINGTON MUTUAL FINANCE OF VIRGINIA, LLC	MARYLAND COMMISSIONER OF FINANCIAL REGULATION	12/31/01	5/1/03
1	License/Permit Bond	6077621	25,000.00	WASHINGTON MUTUAL FINANCE OF VIRGINIA, LLC.	MARYLAND COMMISSIONER OF FINANCIAL REGULATION	12/31/03	12/31/05
1	License/Permit Bond	6077622	25,000.00	WASHINGTON MUTUAL FINANCE OF VIRGINIA, LLC	MARYLAND COMMISSIONER OF FINANCIAL REGULATION	12/31/03	12/31/05
1	License/Permit Bond	6077626	6,320.00	WASHINGTON MUTUAL BANK	Utah State Tax Commission	8/17/00	8/17/03
1	License/Permit Bond	6077627	100,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF WEST VIRGINIA, COMMISSIONER OF BANKING	12/31/03	12/31/04
1	License/Permit Bond	6077642	30,000.00	WASHINGTON MUTUAL FINANCE, LLC	SUPERINTENDENT OF BANKING, IOWA DEPT OF COMMERCE	8/25/03	8/25/04
1	License/Permit Bond	6077643	5,000.00	WASHINGTON MUTUAL, INC.	STATE OF WISCONSIN/DEPT. OF FINANCIAL INSTITUTIONS	8/25/03	8/25/04
1	License/Permit Bond	6083018	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF IDAHO, DEPT OF FINANCE, SECURITIES BUREAU	11/9/02	11/9/03
1	License/Permit Bond	6083023	125,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF KANSAS, OFFICE OF STATE BANK COMMISSIONER	11/15/03	11/15/04
1	License/Permit Bond	6083024	1,000,000.00	BLAZER FINANCIAL SERVICES, INC. OF MIAMI DBA WASHINGTON **	MICHIGAN DIVISION OF INSURANCE	12/31/03	12/31/04
1	License/Permit Bond	6083029	100,000.00	WASHINGTON MUTUAL FINANCE, INC. DBA ARISTAR MORTGAGE COMPANY	MINNESOTA DEPT OF COMMERCE,DIVISION OF FINANCIAL EXAMINATION	7/1/03	7/1/04
1	License/Permit Bond	6083030	20,000.00	WASHINGTON MUTUAL, INC. DBA ARISTAR MORTGAGE COMPANY	IL STATE OFFICE OF BANKS AND REAL ESTATE	2/28/04	2/28/05
1	License/Permit Bond	6083031	125,000.00	WASHINGTON MUTUAL, INC. DBA ARISTAR MORTGAGE CO.	State of Michigan	12/31/03	12/31/04
1	License/Permit Bond	6083032	125,000.00	WASHINGTON MUTUAL, INC.DBA=ARISTAR MORTGAGE COMPANY	STATE BANK COMMISSIONER, DIV. OF CONSUMER & MORTGAGE LENDING	11/30/03	11/30/04
1	License/Permit Bond	6083033	50,000.00	WASHINGTON MUTUAL FINANCE, INC. DBA ARISTAR MORTGAGE CO.	NEBRASKA DEPARTMENT OF BANKING AND FINANCE	11/30/03	11/30/04
1	License/Permit Bond	6083034	6,000.00	WASHINGTON MUTUAL FINANCE, INC. DBA ARISTAR MORTGAGE COMPANY	OKLAHOMA DEPARTMENT OF CONSUMER CREDIT	11/30/03	11/30/04
1	License/Permit Bond	6083035	400,000.00	WASHINGTON MUTUAL, INC.=DBA ARISTAR MORTGAGE COMPANY	DIRECTOR OF THE DEPT. OF FINANCIAL INSTITUTIONS, WASHINGTON	12/1/03	12/1/04
1	License/Permit Bond	6083040	35,000.00	WASHINGTON MUTUAL FINANCE, LP, A TEXAS LIMITED PARTNERSHIP	STATE OF ARKANSAS, SECURITIES DEPARTMENT	12/7/03	12/7/04

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	License/Permit Bond	6083047	25,000.00	WASHINGTON MUTUAL FINANCE OF UTAH, LLC	DIRECTOR OF UT DIVISION OF REAL ESTATE	12/20/02	12/20/03
1	License/Permit Bond	6083052	300,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF WISCONSIN, DEPARTMENT OF FINANCIAL INSTITUTIONS	8/25/03	8/25/04
1	License/Permit Bond	6083077	50,000.00	WASHINGTON MUTUAL FINANCE, LLC	MINNESOTA DEPT OF COMMERCE, DIV OF FINANCIAL EXAMINATIONS	7/1/03	7/1/04
1	License/Permit Bond	6083080	40,000.00	WASHINGTON MUTUAL FINANCE, LLC	State of Connecticut	10/11/03	10/11/04
1	License/Permit Bond	6083081	50,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF MAINE, DIR OF OFFICE OF CONSUMER CREDIT REGULATION	10/6/03	10/6/04
1	License/Permit Bond	6083082	50,000.00	WASHINGTON MUTUAL FINANCE, LLC.	NEBRASKA DEPARTMENT OF BANKING & FINANCE	10/11/03	10/11/04
1	License/Permit Bond	6083083	5,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF NEW HAMPSHIRE ATTN: BANK COMMISSIONER	12/31/03	12/31/04
1	License/Permit Bond	6083084	25,000.00	WASHINGTON MUTUAL FINANCE, LLC	NORTH DAKOTA DEPT. OF BANKING & FINANCIAL INSTITUTIONS	7/1/04	6/30/05
1	License/Permit Bond	6083085	25,000.00	WASHINGTON MUTUAL FINANCE, LLC, A DELAWARE LLC	RHODE ISLAND DEPT OF BUSINESS REGULATION, DIV OF BANKING	10/11/03	10/11/04
1	License/Permit Bond	6083086	5,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF SOUTH DAKOTA, DIRECTOR OF THE DIV. OF BANKING	6/30/03	6/30/04
1	License/Permit Bond	6083087	25,000.00	WASHINGTON MUTUAL FINANCE, LLC	COMMISSIONER OF BANKING,INSURANCE,SECURITIES & HEALTH ADMIN.	12/31/03	12/31/04
1	License/Permit Bond	6083088	5,000.00	WASHINGTON MUTUAL FINANCE, LLC	OKLAHOMA DEPARTMENT OF CONSUMER CREDIT	10/12/03	10/12/04
1	License/Permit Bond	6083090	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	RI & PROVIDENCE PLANTATIONS, DEPT OF BUS REG, DIV OF BANKING	10/10/03	10/10/04
1	License/Permit Bond	6100523	84,642.00	WASHINGTON MUTUAL, INC.	State of Utah	1/8/01	1/8/04
1	License/Permit Bond	6100549	43,580.00	WASHINGTON MUTUAL BANK	State of Utah	2/6/01	2/6/04
1	License/Permit Bond	6100550	10,460.00	WASHINGTON MUTUAL BANK	State of Utah	2/6/01	2/6/04
1	License/Permit Bond	6100552	25,000.00	WASHINGTON MUTUAL INS SRVS, INC DBA WM INS SRVS INC	STATE OF TEXAS	2/8/08	2/8/09
1	License/Permit Bond	6100553	25,000.00	WASHINGTON MUTUAL FINANCIAL SERVICES, INC.	STATE OF TEXAS	2/8/08	2/8/09
1	License/Permit Bond	6100554	25,000.00	WASHINGTON MUTUAL FINANCIAL SERVICES, INC.	STATE OF TEXAS	2/8/08	2/8/09
1	License/Permit Bond	6100555	87,036.00	WASHINGTON MUTUAL BANK	State of Utah	2/8/01	2/8/04
1	License/Permit Bond	6100558	93,788.00	WASHINGTON MUTUAL, INC.	Utah State Tax Commission	2/15/01	2/15/04
1	License/Permit Bond	6100559	17,000.00	WASHINGTON MUTUAL, INC.	UTAH TAX COMISSION	2/22/01	2/22/04
1	License/Permit Bond	6100592	83,000.00	WASHINGTON MUTUAL BANK	Utah State Tax Commission	3/13/01	3/13/04
1	License/Permit Bond	6100593	45,000.00	WASHINGTON MUTUAL BANK	Utah State Tax Commission	3/13/01	3/13/04
1	License/Permit Bond	6100594	50,000.00	WASHINGTON MUTUAL FINANCE, INC., A CA CORPORATION **	STATE OF COLORADO, UCCC ADMINISTRATOR	3/13/04	3/13/05
1	License/Permit Bond	6100608	68,400.00	WASHINGTON MUTUAL BANK	Utah State Tax Commission	3/28/01	3/28/04
1	License/Permit Bond	6100609	14,400.00	WASHINGTON MUTUAL BANK	STATE OF UTAH AND THE UTAH STATE TAX COMMISSION	3/28/01	3/28/04
1	License/Permit Bond	6100620	125,000.00	Long Beach Mortgage Company	STATE OF MICHIGAN, OFFICE OF FINANCE AND INSURANCE SERVICES	12/31/05	12/31/06
1	License/Permit Bond	6113777	100,000.00	WASHINGTON MUTUAL FINANCE, INC., A CALIFORNIA CORP. DBA *	State of West Virginia	12/31/03	12/31/04
1	License/Permit Bond	6114465	25,000.00	WMBFA INSURANCE AGENCY, INC.	TEXAS DEPARTMENT OF INSURANCE	6/19/08	6/19/09
1	License/Permit Bond	6126628	40,000.00	WASHINGTON MUTUAL BANK	Utah State Tax Commission	7/2/01	7/2/04
1	License/Permit Bond	6126631	35,000.00	WASHINGTON MUTUAL FINANCE OF FLORIDA, LLC	STATE OF FLORIDA, DEPT OF INSURANCE, BUREAU OF AGENT &	7/11/03	7/11/04
1	License/Permit Bond	6126633	35,000.00	WASHINGTON MUTUAL FINANCE, LLC.	FLORIDA DEPT OF INSURANCE, BUREAU OF AGENT & AGENCY LICENSE	7/11/03	7/11/04
1	License/Permit Bond	6126643	195,000.00	Long Beach Mortgage Company	ATTORNEY GENERAL OF THE STATE OF COLORADO	7/24/05	7/24/06
1	License/Permit Bond	6126681	30,000.00	WASHINGTON MUTUAL BANK	STATE TAX COMMISSION OF UTAH	8/7/01	8/7/04
1	License/Permit Bond	6126698	25,000.00	COMMONWEALTH INSURANCE SERVICES, INC.	TEXAS DEPARTMENT OF INSURANCE	7/1/02	7/1/03
1	License/Permit Bond	6126699	25,000.00	COMMONWEALTH INSURANCE SERVICES, INC.	TEXAS DEPARTMENT OF INSURANCE	7/1/02	7/1/03
1	License/Permit Bond	6132212	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	COMPTROLLER OF FLORIDA, DEPT OF BANKING & FINANCE	9/26/03	9/26/04

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	License/Permit Bond	6132213	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	COMPTROLLER, STATE OF FLORIDA, DEPT. OF BANKING & FINANCE	9/26/03	9/26/04
1	License/Permit Bond	6132214	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	FL DEPARTMENT OF BANKING AND FINANCE, DIVISION OF FINANCE	9/26/03	9/26/04
1	License/Permit Bond	6132215	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	COMPTROLLER OF THE STATE OF FLORIDA, DEPT. OF BANKING	9/26/03	9/26/04
1	License/Permit Bond	6132216	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	COMPTROLLER OF THE STATE OF FL, DEPT. OF BANKING & FINANCE	9/26/02	9/26/03
1	License/Permit Bond	6132217	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF FL, OFFICE OF THE COMPTROLLER, DEPT OF BANKING &	9/26/03	9/26/04
1	License/Permit Bond	6132218	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF FL, OFFICE OF THE COMPTROLLER, DEPT OF BANKING &	9/26/03	9/26/04
1	License/Permit Bond	6132219	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF FL, OFFICE OF THE COMPTROLLER, DEPT OF BANKING &	9/26/03	9/26/04
1	License/Permit Bond	6132220	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	COMPTROLLER OF STATE OF FL, DEPT. OF BANKING & FINANCE	9/26/03	9/26/04
1	License/Permit Bond	6132221	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF FL, OFFICE OF THE COMPTROLLER, DEPT OF BANKING &	9/26/03	9/26/04
1	License/Permit Bond	6132222	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	COMPTROLLER OF FLORIDA, DEPT OF BANKING & FINANCE	9/26/03	9/26/04
1	License/Permit Bond	6132223	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	COMPTROLLER OF STATE OF FL, DEPT. OF BANKING & FINANCE	9/26/03	9/26/04
1	License/Permit Bond	6132224	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	COMPTROLLER OF FLORIDA, DEPT OF BANKING & FINANCE	9/26/03	9/26/04
1	License/Permit Bond	6132225	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	COMPTROLLER OF STATE OF FL, DEPT. OF BANKING & FINANCE	9/26/02	9/26/03
1	License/Permit Bond	6132226	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	STATE OF FL, OFFICE OF THE COMPTROLLER, DEPT OF BANKING &	9/26/03	9/26/04
1	License/Permit Bond	6132227	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	COMPTROLLER OF FLORIDA, DEPT. OF BANKING & FINANCE	9/26/03	9/26/04
1	License/Permit Bond	6132228	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	FL DEPARTMENT OF BANKING AND FINANCE, DIVISION OF FINANCE	9/26/03	9/26/04
1	License/Permit Bond	6132229	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	COMPTROLLER OF STATE OF FLORIDA, DEPT OF BANKING & FINANCE	9/26/03	9/26/04
1	License/Permit Bond	6132230	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	COMPTROLLER OF FLORIDA, DEPT. OF BANKING & FINANCE	9/26/03	9/26/04
1	License/Permit Bond	6132231	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	COMPTROLLER OF STATE OF FLORIDA, DEPT OF BANKING & FINANCE	9/26/03	9/26/04
1	License/Permit Bond	6132232	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	COMPTROLLER OF STATE OF FLORIDA, DEPT OF BANKING & FINANCE	9/26/02	9/26/03
1	License/Permit Bond	6132233	10,000.00	WASHINGTON MUTUAL FIANANCE, LLC	COMPTROLLER OF FLORIDA, DEPT OF BANKING & FINANCE	9/26/03	9/26/04
1	License/Permit Bond	6132234	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	COMPTROLLER OF STATE OF FLORIDA, DEPT OF BANKING & FINANCE	9/26/03	9/26/04
1	License/Permit Bond	6132235	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	COMPTROLLER OF STATE OF FLORIDA, DEPT OF BANKING & FINANCE	9/26/02	9/26/03
1	License/Permit Bond	6132236	10,000.00	WASHINGTON MUTUAL, INC.	COMPTROLLER OF FLORIDA, DEPT. OF BANKING & FINANCE	9/26/03	9/26/04
1	License/Permit Bond	6132237	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	COMPTROLLER OF STATE OF FLORIDA, DEPT OF BANKING & FINANCE	9/26/03	9/26/04
1	License/Permit Bond	6132238	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	COMPTROLLER OF STATE OF FLORIDA, DEPT OF BANKING & FINANCE	9/26/03	9/26/04
1	License/Permit Bond	6132239	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	COMPTROLLER OF FLORIDA, DEPT. OF BANKING & FINANCE	9/26/03	9/26/04
1	License/Permit Bond	6132240	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	COMPTROLLER OF STATE OF FLORIDA, DEPT OF BANKING & FINANCE	9/26/03	9/26/04
1	License/Permit Bond	6132241	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	COMPTROLLER OF STATE OF FLORIDA, DEPT OF BANKING & FINANCE	9/26/03	9/26/04
1	License/Permit Bond	6132242	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	COMPTROLLER OF FLORIDA, DEPT. OF BANKING & FINANCE	9/26/03	9/26/04
1	License/Permit Bond	6132243	10,000.00	WASHINGTON MUTUAL FINANCE, LLC	COMPTROLLER OF STATE OF FLORIDA, DEPT OF BANKING & FINANCE	9/26/03	9/26/04
1	License/Permit Bond	6132255	100,000.00	WASHINGTON MUTUAL FINANCE, LP	STATE OF AR, SECURITIES DEPT	10/8/03	10/8/04
1	License/Permit Bond	6159625	25,000.00	WASHINGTON MUTUAL FINANCE OF VIRGINIA, LLC	NC COMMISSIONER OF BANKS	4/4/03	4/4/04
1	License/Permit Bond	6166776	200,000.00	WASHINGTON MUTUAL FINANCE GROUP, LLC	THE PEOPLE OF THE STATE OF TENNESSEE	7/30/03	7/30/04
1	License/Permit Bond	6166784	40,000.00	Long Beach Mortgage Company	CONNECTICUT DEPARTMENT OF BANKING, CONSUMER CREDIT DIVISION	6/3/06	6/3/07
1	License/Permit Bond	6166799	25,000.00	Long Beach Mortgage Company	NC COMMISSIONER OF BANKS	6/6/06	6/6/07
1	License/Permit Bond	6166800	150,000.00	Long Beach Mortgage Company	State of Mississippi	9/30/05	9/30/06
1	License/Permit Bond	6166827	150,000.00	Long Beach Mortgage Company	STATE OF MAINE, BUREAU OF CONSUMER CREDIT PROTECTION	9/30/04	9/30/06

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	License/Permit Bond	6166828	7,500.00	DANNY D. NOLAN	STATE OF CALIFORNIA, CONTRACTOR'S STATE LICENSE BOARD	6/17/04	6/17/05
1	License/Permit Bond	6166832	7,500.00	DANNY D. NOLAN	STATE OF CALIFORNIA, CONTRACTOR'S STATE LICENSE BOARD	6/17/04	6/17/05
1	License/Permit Bond	6174998	150,000.00	WASHINGTON MUTUAL FINANCE OF NORTH CAROLINA, LLC	STATE OF NORTH CAROLINA, OFFICE OF THE COMMISSIONER OF BANKS	7/18/03	7/18/04
1	License/Permit Bond	6184529	150,000.00	Long Beach Mortgage Company	STATE OF NORTH CAROLINA, OFFICE OF THE COMMISSIONER OF BANKS	9/18/05	9/18/06
1	License/Permit Bond	6186305	150,000.00	WASHINGTON MUTUAL FINANCE OF MISSISSIPPI, LLC	STATE OF MISSISSIPPI, DEPT OF BANKING & CONSUMER FINANCE	10/1/03	9/30/04
1	License/Permit Bond	6188827	5,000.00	Long Beach Mortgage Company	STATE OF OK, ADMINISTRATOR OF THE DEPT OF CONSUMER CREDIT	11/4/05	11/4/06
1	License/Permit Bond	6188828	1,000.00	Long Beach Mortgage Company	OKLAHOMA DEPARTMENT OF CONSUMER CREDIT	11/4/05	11/4/06
1	License/Permit Bond	6188829	4,000.00	Long Beach Mortgage Company	OKLAHOMA DEPARTMENT OF CONSUMER CREDIT	11/4/05	11/4/06
1	License/Permit Bond	6188830	25,000.00	Long Beach Mortgage Company	State of New Hampshire	12/31/06	12/31/07
1	License/Permit Bond	6188839	5,000.00	WMFC ACCEPTANCE, LLC	ADMINISTRATOR OF THE DEPARTMENT OF CONSUMER CREDIT	11/14/03	11/14/04
1	License/Permit Bond	6193543	40,000.00	Long Beach Mortgage Company	COMMISSIONER OF BANKING OF THE STATE OF CONNECTICUT	12/16/05	12/16/06
1	License/Permit Bond	6193595	40,000.00	Long Beach Mortgage Company	STATE OF CONNETICUT COMMISSIONER OF BANKING	2/4/06	2/4/07
1	License/Permit Bond	6199458	25,000.00	WMFC ACCEPTANCE, LLC	DIRECTOR OF THE DEPARTMENT OF FINANCIAL INSTITUTIONS	1/6/03	12/31/03
1	License/Permit Bond	6202806	1,000.00	Long Beach Mortgage Company	ADMINISTRATOR OF THE DEPARTMENT OF CONSUMER CREDIT	2/14/06	2/14/07
1	License/Permit Bond	6202807	1,000.00	Long Beach Mortgage Company	OKLAHOMA DEPARTMENT OF CONSUMER CREDIT	2/14/06	2/14/07
1	License/Permit Bond	6222331	200,000.00	WASHINGTON MUTUAL FINANCE, LLC	COMPTROLLER OF FLORIDA, DEPT OF BANKING & FINANCE	12/31/03	12/31/04
1	License/Permit Bond	6228725	12,500.00	JERRY L. FASCINATO INC.	CALIFORNIA - CONTRACTORS STATE LICENSE BOARD	7/2/08	7/2/09
1	License/Permit Bond	6241591	7,500.00	JERRY L FASCINATO; AHMANSON DEVELOPMENTS, INC.	STATE OF CALIFORNIA, CONTRACTOR'S STATE LICENSE BOARD	10/15/06	10/15/07
1	License/Permit Bond	6241664	2,000.00	WASHINGTON MUTUAL BANK, FA	BOROUGH OF SHREWSBURY, N.J.	11/6/07	11/6/09
1	License/Permit Bond	6241684	25,000.00	BLAZER FINANCIAL SERVICES, INC DBA WASHINGTON MUTUAL FINANCE	STATE OF NEW MEXICO, FIANNCIAL INSTITUTIONS DIV. REGULATION	11/14/03	11/14/04
1	License/Permit Bond	6241685	25,000.00	Long Beach Mortgage Company	STATE OF NEW MEXICO FINANCIAL INSTITUTIONS DIV REG & LCNSING	11/17/05	11/17/06
1	License/Permit Bond	6255148	200,000.00	WASHINGTON MUTUAL FINANCE, INC.	STATE OF TENNESSEE, DEPT. OF FINANCIAL INSTITUTIONS	6/30/04	6/30/05
1	License/Permit Bond	6255271	50,000.00	WASHINGTON MUTUAL BANK, FA	STATE OF LOUISIANA	2/9/08	2/9/09
1	License/Permit Bond	6288514	12,500.00	CRAIG TAYLOR PEOPLES	STATE OF CALIFORNIA.	8/1/08	8/1/09
1	License/Permit Bond	6288515	40,000.00	Long Beach Mortgage Company	COMMISSIONER OF BANKING OF THE STATE OF CONNECTICUT	7/30/05	7/30/06
1	License/Permit Bond	6288523	50,000.00	Long Beach Mortgage Company	STATE OF MAINE, OFFICE OF CONSUMER CREDIT REGULATION	10/1/05	10/1/06
1	License/Permit Bond	6317497	1,000.00	Long Beach Mortgage Company	STATE OF OKLAHOMA, DEPARTMENT OF CONSUMER CREDIT	12/22/05	12/22/06
1	License/Permit Bond	6342227	40,000.00	Long Beach Mortgage Company	BANKING COMMISSIONER OF THE STATE OF CONNECTICUT	6/1/05	9/30/06
1	License/Permit Bond	6342255	40,000.00	Long Beach Mortgage Company	BANKING COMMISSIONER, STATE OF CONNECTICUT	7/1/05	7/1/06
1	License/Permit Bond	6342288	40,000.00	Long Beach Mortgage Company	BANKING COMMISSIONER OF THE STATE OF CONNECTICUT	7/15/05	7/15/06
1	License/Permit Bond	6342289	50,000.00	Long Beach Mortgage Company	STATE OF MAINE, OFFICE OF CONSUMER CREDIT REGULATON	7/15/05	7/15/07
1	License/Permit Bond	6361642	1,000.00	LONG BEACH MORGAGE COMPANY	STATE OF OKLAHOMA, DEPARTMENT OF CONSUMER CREDIT	7/15/05	7/15/06
1	License/Permit Bond	6361658	25,000.00	HOME CREST INSURANCE SERVICES, INC.	STATE OF TEXAS	8/3/08	8/3/09
1	License/Permit Bond	6361668	50,000.00	Long Beach Mortgage Company	STATE OF MAINE, OFFICE OF CONSUMER CREDIT REGULATON	8/24/05	9/30/07
1	License/Permit Bond	6361680	113,800.00	GERARD J. PLANTE	STATE OF IDAHO, TRANSPORTATION DEPT., DEPT OF MOTOR VEHICLES	9/13/05	9/13/08
1	License/Permit Bond	6361705	9,556.00	VICTOR PORRAS	STATE OF UTAH	9/28/05	9/28/12
1	License/Permit Bond	6361706	72,000.00	MINDY BRODSTON	STATE OF UTAH	9/28/05	9/28/12
1	License/Permit Bond	6361721	40,000.00	Long Beach Mortgage Company	BANKING COMMISSIONER OF THE STATE OF CONNECTICUT, DEPARTMEN*	11/15/05	11/15/06

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	License/Permit Bond	6361723	50,000.00	Long Beach Mortgage Company	STATE OF MAINE, DIRECTOR OF CONSUMER CREDIT REGULATION	10/28/05	10/28/06
1	License/Permit Bond	6361730	40,000.00	Long Beach Mortgage Company	BANKING COMMISSIONER OF THE STATE OF CONNECTICUT	11/4/05	11/4/06
1	License/Permit Bond	6361738	150,000.00	Long Beach Mortgage Company	GEORGIA DEPARTMENT OF BANKING AND FINANCE	1/1/06	6/30/07
1	License/Permit Bond	6361754	1,000.00	Long Beach Mortgage Company	STATE OF OKLAHOMA, DEPARTMENT OF CONSUMER CREDIT	12/16/05	12/16/06
1	License/Permit Bond	6361762	50,000.00	Long Beach Mortgage Company	STATE OF MAINE, OFFICE OF CONSUMER CREDIT REGULATION	12/21/05	9/30/06
1	License/Permit Bond	6361819	10,000.00	WASHINGTON MUTUAL INSURANCE SERVICES, INC.	STATE OF CALIFORNIA.	5/1/08	5/1/09
1	License/Permit Bond	6423337	10,000.00	FIRST SELECT CORPORATION	STATE OF TEXAS	6/13/08	6/13/09
1	License/Permit Bond	6423338	20,000.00	PROVIDIAN FINANCIAL CORPORATION	STATE OF LOUISIANA	8/1/08	8/1/09
1	License/Permit Bond	6423340	10,000.00	FIRST SELECT CORPORATION	STATE OF TEXAS	8/16/08	8/16/09
1	License/Permit Bond	6423341	50,000.00	WASHINGTON MUTUAL, INC.	STATE OF MISSISSIPPI	12/4/07	12/4/08
376	License/Permit Bond Total		16,732,546.00
1	Lost Instrument Bond	0621140	93,815.00	WASHINGTON MUTUAL BANK, FA	AMERIGROUP MORTGAGE CORPORATION, A DIVISION OF MORTGAGE	5/19/03	5/19/04
1	Lost Instrument Bond	5771976	249,435.00	HOME SAVINGS OF AMERICA, FACILITY DESIGN & CONSTRUCTION	CITY OF LOS ANGELES, DEPARTMENT OF TRANSPORTATION	8/30/99	8/30/00
1	Lost Instrument Bond	5775677	335,000.00	AMERICAN SAVINGS BANK	CALIFORNIA-EMPLOYMENT DEVELOPMENT DEPARTMENT	10/14/98	10/14/99
1	Lost Instrument Bond	5946449	106,841.00	WASHINGTON MUTUAL, INC	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION(GNMA)XX	10/1/98	10/1/99
1	Lost Instrument Bond	5946450	99,080.00	WASHINGTON MUTUAL, INC	Government National Mortgage Association (GNMA)	10/1/98	10/1/99
1	Lost Instrument Bond	5946451	124,769.00	WASHINGTON MUTUAL, INC	Government National Mortgage Association (GNMA)	10/1/98	10/1/99
1	Lost Instrument Bond	5946452	76,962.00	WASHINGTON MUTUAL, INC	Government National Mortgage Association (GNMA)	10/1/98	10/1/99
1	Lost Instrument Bond	5946453	99,395.00	WASHINGTON MUTUAL, INC	Government National Mortgage Association (GNMA)	10/1/98	10/1/99
1	Lost Instrument Bond	5946454	70,874.00	WASHINGTON MUTUAL, INC	Government National Mortgage Association (GNMA)	10/1/98	10/1/99
1	Lost Instrument Bond	5946455	87,429.00	WASHINGTON MUTUAL, INC	Government National Mortgage Association (GNMA)	10/1/98	10/1/99
1	Lost Instrument Bond	5946456	87,936.00	WASHINGTON MUTUAL, INC	Government National Mortgage Association (GNMA)	10/1/98	10/1/99
1	Lost Instrument Bond	5946457	63,099.00	WASHINGTON MUTUAL, INC	Government National Mortgage Association (GNMA)	10/1/98	10/1/99
1	Lost Instrument Bond	5946458	54,116.00	WASHINGTON MUTUAL, INC	Government National Mortgage Association (GNMA)	10/1/98	10/1/99
1	Lost Instrument Bond	5946459	72,882.00	WASHINGTON MUTUAL, INC	Government National Mortgage Association (GNMA)	10/1/98	10/1/99
1	Lost Instrument Bond	5946460	45,065.00	WASHINGTON MUTUAL, INC	Government National Mortgage Association (GNMA)	10/1/98	10/1/99
1	Lost Instrument Bond	5946461	35,430.00	WASHINGTON MUTUAL, INC	Government National Mortgage Association (GNMA)	10/1/98	10/1/99
1	Lost Instrument Bond	5946462	48,435.00	WASHINGTON MUTUAL, INC	Government National Mortgage Association (GNMA)	10/1/98	10/1/99
1	Lost Instrument Bond	6083039	159,409.00	WASHINGTON MUTUAL BANK	CORUS BANK	12/6/00	12/6/01
1	Lost Instrument Bond	6083101	2,005.00	JEANNE=WILLHITE	WASHINGTON MUTUAL, INC.	10/23/00	10/23/01

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6113797	277,426.00	WASHINGTON MUTUAL BANK, FA	FLEET BANK, BULL'S HEAD BRANCH	5/10/01	5/10/03
1	Lost Instrument Bond	6114472	92,945.00	WASHINGTON MUTUAL	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION	6/26/01	6/26/02
1	Lost Instrument Bond	6126629	21,000.00	WASHINGTON MUTUAL	PENNAMCO, INC A DELAWARE CORP	7/3/01	7/3/02
1	Lost Instrument Bond	6126630	122,980.00	WASHINGTON MUTUAL, INC.	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION	7/5/01	7/5/02
1	Lost Instrument Bond	6126632	36,967.00	WASHINGTON MUTUAL	MOORE MORTGAGE AND INVESTMENT COMPANY	7/11/01	7/11/02
1	Lost Instrument Bond	6126637	46,035.00	WASHINGTON MUTUAL, INC.	KEYCORP MORTGAGE INC.	7/17/01	7/17/02
1	Lost Instrument Bond	6126644	69,429.00	WASHINGTON MUTUAL	AVSTAR MORTGAGE CORPORATION	7/24/01	7/24/02
1	Lost Instrument Bond	6126645	67,300.00	WASHINGTON MUTUAL, INC.	WM STANWELL COMPANY	7/24/01	7/24/02
1	Lost Instrument Bond	6126650	53,056.00	WASHINGTON MUTUAL	DEPENDABLE MORTGAGE, INC.	7/27/01	7/27/02
1	Lost Instrument Bond	6126659	73,301.00	WASHINGTON MUTUAL, INC.	SOURCE ONE MORTGAGE SERVICES CORPORATION	7/31/01	7/31/02
1	Lost Instrument Bond	6126660	83,110.00	WASHINGTON MUTUAL	HOMESTEAD FUNDING CORP.	7/31/01	7/31/02
1	Lost Instrument Bond	6126661	46,523.00	WASHINGTON MUTUAL	AVSTAR MORTGAGE CORPORATION	7/31/01	7/31/02
1	Lost Instrument Bond	6126662	38,881.00	WASHINGTON MUTUAL	NOTHNAGLE HOME SECURITIES CORP.	7/31/01	7/31/02
1	Lost Instrument Bond	6126663	72,934.00	WASHINGTON MUTUAL	SOURCE ONE MORTGAGE SERVICES CORPORATION	7/31/01	7/31/02
1	Lost Instrument Bond	6126664	55,390.00	WASHINGTON MUTUAL, INC.	SOURCE ONE MORTGAGE SERVICES CORPORATION	7/31/01	7/31/02
1	Lost Instrument Bond	6126665	33,873.00	WASHINGTON MUTUAL	FLEET MORTGAGE COMPANY	7/31/01	7/31/02
1	Lost Instrument Bond	6126666	72,480.00	WASHINGTON MUTUAL	EQUALITY STATE BANK	7/31/01	7/31/02
1	Lost Instrument Bond	6126667	5,559.00	WASHINGTON MUTUAL, INC.	ASSOCIATED-EAST MORTGAGE CO.	7/31/01	7/31/02
1	Lost Instrument Bond	6126669	73,344.00	WASHINGTON MUTUAL, INC.	WESTWOOD ASSOCIATES	7/31/01	7/31/02
1	Lost Instrument Bond	6126672	63,216.00	WASHINGTON MUTUAL, INC.	SOURCE ONE MORTGAGE SERVICES CORPORATION	8/3/01	8/3/02
1	Lost Instrument Bond	6126673	83,968.00	WASHINGTON MUTUAL	REALTY MORTGAGE COMPANY	8/3/01	8/3/02
1	Lost Instrument Bond	6126674	81,937.00	WASHINGTON MUTUAL, INC.	CENTRAL PACIFIC MORTGAGE COMPANY	8/3/01	8/3/02
1	Lost Instrument Bond	6126675	34,928.00	WASHINGTON MUTUAL	WESTERN FEDERAL SAVINGS BANK	8/3/01	8/3/02
1	Lost Instrument Bond	6126676	76,048.00	WASHINGTON MUTUAL	NOTHNAGLE HOME SECURITIES CORP.	8/3/01	8/3/02
1	Lost Instrument Bond	6126677	13,630.00	WASHINGTON MUTUAL	FIREMAN'S FUND MORTGAGE CORPORATION	8/6/01	8/6/02

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6126683	67,260.00	WASHINGTON MUTUAL	COMMONFUND MORTGAGE CORP.	8/8/01	8/8/02
1	Lost Instrument Bond	6126684	43,914.00	WASHINGTON MUTUAL	GATEWAY BANK	8/8/01	8/8/02
1	Lost Instrument Bond	6126685	17,961.00	WASHINGTON MUTUAL	THE MORTGAGE COMPNY OF VIRGINIA	8/8/01	8/8/02
1	Lost Instrument Bond	6126686	6,791.00	WASHINGTON MUTUAL	COUNTRYWIDE FUNDING CORP.	8/8/01	8/8/02
1	Lost Instrument Bond	6126687	15,123.00	WASHINGTON MUTUAL	COUNTRYWIDE FUNDING CORPORATION	8/8/01	8/8/02
1	Lost Instrument Bond	6126688	4,531.00	WASHINGTON MUTUAL	WESTERN PACIFIC FINANCIAL CORP.	8/8/01	8/8/02
1	Lost Instrument Bond	6126689	12,333.00	WASHINGTON MUTUAL	COUNTRYWIDE FUNDING CORPORATION	8/8/01	8/8/02
1	Lost Instrument Bond	6126690	59,373.00	WASHINGTON MUTUAL	SOURCE ONE MORTGAGE SERVICES CORP.	8/9/01	8/9/02
1	Lost Instrument Bond	6126691	84,712.00	WASHINGTON MUTUAL	HOMEOWNERS MORTGAGE ENTERPRISES, INC.	8/10/01	8/10/02
1	Lost Instrument Bond	6126692	141,591.00	WASHINGTON MUTUAL	COMMUNITY MORTGAGE CORPORATION	8/10/01	8/10/02
1	Lost Instrument Bond	6126693	55,418.00	WASHINGTON MUTUAL	MORTGAGE NOW, INC.	8/10/01	8/10/02
1	Lost Instrument Bond	6126694	66,673.00	WASHINGTON MUTUAL	GATEWAY FUNDING DIVERSIFIED MORTGAGE SERVICES L.P.	8/10/01	8/10/02
1	Lost Instrument Bond	6126695	101,469.00	WASHINGTON MUTUAL	GATEWAY FUNDING DIVERSIFIED MORTGAGE SERVICES, L.P.	8/10/01	8/10/02
1	Lost Instrument Bond	6126696	82,855.00	WASHINGTON MUTUAL	GATEWAY FUNDING DIVERSIFIED MORTGAGE SERVICES, L.P.	8/10/01	8/10/02
1	Lost Instrument Bond	6126697	98,215.00	WASHINGTON MUTUAL	GATEWAY FUNDING DIVERSIFIED MORTGAGE SERVICES, L.P.	8/10/01	8/10/02
1	Lost Instrument Bond	6126700	58,704.00	WASHINGTON MUTUAL	SOURCE ONE MORTGAGE SERVICES CORP.	8/13/01	8/13/02
1	Lost Instrument Bond	6126702	42,891.00	WASHINGTON MUTUAL	MORTGAGE AMERICA	8/14/01	8/14/02
1	Lost Instrument Bond	6126709	70,136.00	WASHINGTON MUTUAL, INC.	SOURCE ONE MORTGAGE SERVICES	8/24/01	8/24/02
1	Lost Instrument Bond	6126710	63,236.00	WASHINGTON MUTUAL	SOURCE ONE MORTGAGE SERVICES	8/24/01	8/24/02
1	Lost Instrument Bond	6126714	21,831.00	WASHINGTON MUTUAL	SENTRY MORTGAGE COMPANY	8/24/01	8/24/02
1	Lost Instrument Bond	6126718	250,000.00	WASHINGTON MUTUAL BANK, FA	FLORIDA DEPT. OF STATE, DIV. OF LICENSING	8/31/01	8/31/02
1	Lost Instrument Bond	6132171	17,479.00	WASHINGTON MUTUAL	ABILENE SAVINGS ASSOCIATION	9/10/01	9/10/02
1	Lost Instrument Bond	6132172	42,414.00	WASHINGTON MUTUAL	CITY WIDE MORTGAGE INC	9/10/01	9/10/02
1	Lost Instrument Bond	6132173	51,267.00	WASHINGTON MUTUAL	HINTON MORTGAGE & INVESTMENTS	9/10/01	9/10/02
1	Lost Instrument Bond	6132174	5,842.00	WASHINGTON MUTUAL	ABILENE SAVINGS ASSOCIATION	9/10/01	9/10/02
1	Lost Instrument Bond	6132175	62,875.00	WASHINGTON MUTUAL	1ST INTER CITY MORTGAGE CORP.	9/10/01	9/10/02

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6132176	51,952.00	WASHINGTON MUTUAL	FIRST TENNESSEE BANK NATIONAL ASSOCIATION	9/10/01	9/10/02
1	Lost Instrument Bond	6132177	5,588.00	WASHINGTON MUTUAL	ABILENE SAVINGS ASSOCIATION	9/10/01	9/10/02
1	Lost Instrument Bond	6132178	63,481.00	WASHINGTON MUTUAL	FIRST UNITY MORTGAGE CORP	9/10/01	9/10/02
1	Lost Instrument Bond	6132179	7,090.00	WASHINGTON MUTUAL	ABILENE SAVINGS ASSOCIATION	9/10/01	9/10/02
1	Lost Instrument Bond	6132180	64,025.00	WASHINGTON MUTUAL	LIBERTY NATIONAL MORTGAGE CORP.	9/10/01	9/10/02
1	Lost Instrument Bond	6132181	63,725.00	WASHINGTON MUTUAL	ACCUBANC MORTGAGE CORP	9/10/01	9/10/02
1	Lost Instrument Bond	6132182	75,926.00	WASHINGTON MUTUAL	ACCUBANC MORTGAGE CORP	9/10/01	9/10/02
1	Lost Instrument Bond	6132183	77,012.00	WASHINGTON MUTUAL	INDEPENDENCE MORTGAGE CORP	9/10/01	9/10/02
1	Lost Instrument Bond	6132184	10,351.00	WASHINGTON MUTUAL	ABILENE SAVINGS ASSOCIATION	9/14/01	9/14/02
1	Lost Instrument Bond	6132185	88,686.00	WASHINGTON MUTUAL, INC.	RYLAND MORTGAGE CO.	9/14/01	9/14/02
1	Lost Instrument Bond	6132186	60,569.00	WASHINGTON MUTUAL	INVESTORS SAVINGS BANK F.S.B.	9/14/01	9/14/02
1	Lost Instrument Bond	6132187	47,589.00	WASHINGTON MUTUAL	FIRST TENNESSEE BANK NATIONAL ASSOCIATION	9/14/01	9/14/02
1	Lost Instrument Bond	6132188	115,526.00	WASHINGTON MUTUAL	STANDARD TRUST DEED SERVICE CO., A CALIFORNIA CORP	9/14/01	9/14/02
1	Lost Instrument Bond	6132189	97,064.00	WASHINGTON MUTUAL	FIRST CALIFORNIA MORTGAGE CO.	9/14/01	9/14/02
1	Lost Instrument Bond	6132190	50,644.00	WASHINGTON MUTUAL	BOMAR MORTGAGE ACCEPTANCE CORP	9/14/01	9/14/02
1	Lost Instrument Bond	6132191	49,989.00	WASHINGTON MUTUAL	RYLAND MORTGAGE CO.	9/14/01	9/14/02
1	Lost Instrument Bond	6132192	40,858.00	WASHINGTON MUTUAL	CARL I. BROWN & COMPANY	9/14/01	9/14/02
1	Lost Instrument Bond	6132193	85,589.00	WASHINGTON MUTUAL	MERCURY FINANCIAL INC.	9/14/01	9/14/02
1	Lost Instrument Bond	6132194	53,639.00	WASHINGTON MUTUAL	ACCUBANC MORTGAGE CORP.	9/14/01	9/14/02
1	Lost Instrument Bond	6132195	88,387.00	WASHINGTON MUTUAL	MORTGAGE SERVICE AMERICA CO.	9/14/01	9/14/02
1	Lost Instrument Bond	6132196	7,000.00	WASHINGTON MUTUAL BANK, F.A.	STATE OF WASHINGTON, DEPT. OF LICENSING	9/18/01	9/18/02
1	Lost Instrument Bond	6132200	22,913.00	WASHINGTON MUTUAL	COUNTRYWIDE FUNDING CORP.	9/20/01	9/20/02
1	Lost Instrument Bond	6132202	26,689.00	WASHINGTON MUTUAL	BANK UNITED	9/25/01	9/25/02
1	Lost Instrument Bond	6132203	79,548.00	WASHINGTON MUTUAL	ACCUBANC MORTGAGE CORP.	9/25/01	9/25/02
1	Lost Instrument Bond	6132204	57,763.00	WASHINGTON MUTUAL	CENSTAR FINACIAL	9/25/01	9/25/02
1	Lost Instrument Bond	6132205	90,488.00	WASHINGTON MUTUAL	MORTGAGE FACTORY, LLC	9/25/01	9/25/02

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6132209	108,474.00	WASHINGTON MUTUAL	MISSION MORTGAGE CORPORATION	9/25/01	9/25/02
1	Lost Instrument Bond	6132210	95,115.00	WASHINGTON MUTUAL	PALMETTO FEDERAL SAVINGS BANK OF SOUTH CAROLINA	9/25/01	9/25/02
1	Lost Instrument Bond	6132249	55,710.00	WASHINGTON MUTUAL	MARYLAND NATIONAL MORTGAGE	10/2/01	10/2/02
1	Lost Instrument Bond	6132250	4,878.00	WASHINGTON MUTUAL	ABILENE SAVINGS ASSOCIATION	10/2/01	10/2/02
1	Lost Instrument Bond	6132252	44,131.00	WASHINGTON MUTUAL	FIRST TENNESSEE BANK NATIONAL ASSOCIATION	10/4/01	10/4/02
1	Lost Instrument Bond	6132253	90,252.00	WASHINGTON MUTUAL	ACCUBANC MORTGAGE CORP.	10/4/01	10/4/02
1	Lost Instrument Bond	6132254	31,162.00	WASHINGTON MUTUAL	AMERICAN NATIONAL MORTGAGE CO., INC.	10/4/01	10/4/02
1	Lost Instrument Bond	6132262	111,777.00	WASHINGTON MUTUAL	THE MORTGAGE CONNECTION L.L.C.	10/11/01	10/11/02
1	Lost Instrument Bond	6132263	94,980.00	WASHINGTON MUTUAL	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION	10/16/01	10/16/02
1	Lost Instrument Bond	6132269	145,535.00	WASHINGTON MUTUAL	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION	10/16/01	10/16/02
1	Lost Instrument Bond	6132550	4,878.00	WASHINGTON MUTUAL	ABILENE SAVINGS ASSOCIATION	10/2/01	10/2/02
1	Lost Instrument Bond	6141801	78,008.00	WASHINGTON MUTUAL	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION	10/16/01	10/16/02
1	Lost Instrument Bond	6141802	155,428.00	WASHINGTON MUTUAL	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION	10/16/01	10/16/02
1	Lost Instrument Bond	6141803	165,358.00	WASHINGTON MUTUAL	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION	10/16/01	10/16/02
1	Lost Instrument Bond	6141806	19,838.00	WASHINGTON MUTUAL	CITIZENS MORTGAGE CORP	10/17/01	10/17/02
1	Lost Instrument Bond	6141807	92,774.00	WASHINGTON MUTUAL	CENTRAL PACIFIC MORTGAGE COMPANY	10/17/01	10/17/02
1	Lost Instrument Bond	6141808	33,167.00	WASHINGTON MUTUAL	SOURCE ONE MORTGAGE SERVICES	10/17/01	10/17/02
1	Lost Instrument Bond	6141821	160,647.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL HOME LOANS, INC.	10/23/01	10/23/02
1	Lost Instrument Bond	6141823	106,597.00	WASHINGTON MUTUAL	EUSTIS MORTGAGE CORPORATION	10/23/01	10/23/02
1	Lost Instrument Bond	6141842	46,153.00	WASHINGTON MUTUAL	NORTHERN CAPITAL CORP	11/1/01	11/1/02
1	Lost Instrument Bond	6141849	44,671.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141850	20,260.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141851	64,282.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141852	73,227.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141853	69,982.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6141854	69,879.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141855	49,912.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141856	58,917.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141857	144,746.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141858	70,391.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141859	63,371.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141860	82,375.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141861	79,334.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141862	104,561.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141863	67,810.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141864	88,944.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141865	69,509.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141866	139,069.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141867	95,726.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141868	101,173.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141869	53,197.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141870	133,532.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141871	89,721.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141872	84,173.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141873	93,777.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141874	117,089.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141875	114,768.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141876	223,698.00	WASHINGTON MUTUAL	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION	11/8/01	11/8/02
1	Lost Instrument Bond	6141877	72,849.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141878	61,440.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141879	62,729.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6141880	67,454.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141881	142,878.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141882	76,607.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141883	52,553.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141884	64,036.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141885	137,420.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141886	90,247.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141887	85,984.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141888	75,065.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141889	76,579.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141890	111,427.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141891	61,221.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141892	79,967.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141893	100,200.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141894	61,524.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141895	77,390.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141896	114,312.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141897	70,613.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141898	159,883.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141899	93,574.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6141900	90,574.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6142021	107,955.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6142022	58,070.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6142023	94,378.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6142024	196,151.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6142025	121,539.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6142026	54,720.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6142027	52,055.00	WASHINGTON MUTUAL	CHASE MORTGAGE SERVICES	11/5/01	11/5/02
1	Lost Instrument Bond	6142028	39,695.00	WASHINGTON MUTUAL	CHASE MORTGAGE AMERICA	11/5/01	11/5/02
1	Lost Instrument Bond	6142029	170,970.00	WASHINGTON MUTUAL	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION	11/8/01	11/8/02
1	Lost Instrument Bond	6142030	84,835.00	WASHINGTON MUTUAL	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION	11/8/01	11/8/02
1	Lost Instrument Bond	6142031	129,498.00	WASHINGTON MUTUAL	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION	11/8/01	11/8/02
1	Lost Instrument Bond	6142032	60,792.00	WASHINGTON MUTUAL	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION	11/8/01	11/8/02
1	Lost Instrument Bond	6142033	68,863.00	WASHINGTON MUTUAL	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION	11/8/01	11/8/02
1	Lost Instrument Bond	6142034	132,907.00	WASHINGTON MUTUAL	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION	11/8/01	11/8/02
1	Lost Instrument Bond	6142035	100,690.00	WASHINGTON MUTUAL	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION	11/8/01	11/8/02
1	Lost Instrument Bond	6142036	157,975.00	WASHINGTON MUTUAL	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION	11/8/01	11/8/02
1	Lost Instrument Bond	6142037	160,008.00	WASHINGTON MUTUAL	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION	11/8/01	11/8/02
1	Lost Instrument Bond	6142056	32,500.00	WASHINGTON MUTUAL	MORTGAGE MATTERS, INC.	11/28/01	11/28/02
1	Lost Instrument Bond	6142057	95,147.00	WASHINGTON MUTUAL	FIRST CITY MORTGAGE, INC.	11/28/01	11/28/02
1	Lost Instrument Bond	6142058	98,172.00	WASHINGTON MUTUAL, INC.	FIRST NATIONAL HOME FINANCE CORP.	11/28/01	11/28/02
1	Lost Instrument Bond	6142059	143,160.00	WASHINGTON MUTUAL	HOMEBANC MTG. CORP.	11/28/01	11/28/02
1	Lost Instrument Bond	6142060	160,839.00	WASHINGTON MUTUAL	FIRST MAGNUS FINANCIAL DBA CHARTER FUNDING	11/28/01	11/28/02
1	Lost Instrument Bond	6142061	113,738.00	WASHINGTON MUTUAL, INC.	FLEET NATIONAL BANK	11/28/01	11/28/02
1	Lost Instrument Bond	6142062	103,870.00	WASHINGTON MUTUAL, INC.	GATEWAY FUNDING DIVERSIFIED MTG SERVICES	11/28/01	11/28/02
1	Lost Instrument Bond	6142063	77,592.00	WASHINGTON MUTUAL	FLEET NATIONAL BANK	11/28/01	11/28/02
1	Lost Instrument Bond	6142064	93,101.00	WASHINGTON MUTUAL	AMERICAN SECURITY MORTGAGE CORP.	11/28/01	11/28/02
1	Lost Instrument Bond	6142083	54,281.00	WASHINGTON MUTUAL	SILVER STATE FINANCIAL SERVICES DBA SILVER STATE MORTGAGE,	12/7/01	12/7/02
1	Lost Instrument Bond	6142120	103,700.00	WASHINGTON MUTUAL	GARDEN STATE MORTGAGE	12/28/01	12/28/02
1	Lost Instrument Bond	6142130	164,730.00	WASHINGTON MUTUAL	PREMIER MORTGAGE GROUP	1/9/02	1/9/03
1	Lost Instrument Bond	6142131	82,009.00	WASHINGTON MUTUAL	WHOLESALE CAPITAL CORP.	1/10/02	1/10/03

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6142132	74,383.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL HOME LOANS, INC.	1/15/02	1/15/03
1	Lost Instrument Bond	6142133	172,930.00	WASHINGTON MUTUAL	CITIZENS FIRST MORTGAGE CORP.	1/10/02	1/10/03
1	Lost Instrument Bond	6142134	63,832.00	WASHINGTON MUTUAL	SKYLINE FUNDING	1/10/02	1/10/03
1	Lost Instrument Bond	6142135	79,436.00	WASHINGTON MUTUAL	MORTGAGE INVESTORS CORP.	1/10/02	1/10/03
1	Lost Instrument Bond	6142136	90,406.00	WASHINGTON MUTUAL	SOURCE ONE MORTGAGE SERVICES CORP.	1/10/02	1/10/03
1	Lost Instrument Bond	6142137	137,108.00	WASHINGTON MUTUAL	HALLMARK GOVERNMENT MORTGAGE	1/10/02	1/10/03
1	Lost Instrument Bond	6142138	147,394.00	WASHINGTON MUTUAL	KMC MORTGAGE CO.	1/10/02	1/10/03
1	Lost Instrument Bond	6142139	58,242.00	WASHINGTON MUTUAL	HOMESTEAD FUNDING CORP.	1/10/02	1/10/03
1	Lost Instrument Bond	6142140	123,975.00	WASHINGTON MUTUAL	FIRST HOME ACCEPTANCE	1/10/02	1/10/03
1	Lost Instrument Bond	6142147	110,600.00	WASHINGTON MUTUAL	SOURCE ONE MORTGAGE SERVICES CORPORATION	1/15/02	1/15/03
1	Lost Instrument Bond	6142148	51,345.00	WASHINGTON MUTUAL	MASON-MCDUFFIE MORTGAGE CORPORATION	1/15/02	1/15/03
1	Lost Instrument Bond	6142149	105,711.00	WASHINGTON MUTUAL	BRUCHA MORTGAGE BANKERS CORP	1/15/02	1/15/03
1	Lost Instrument Bond	6142150	59,742.00	WASHINGTON MUTUAL	CITIFIED DIVERSIFIED, INC.	1/15/02	1/15/03
1	Lost Instrument Bond	6142151	38,956.00	WASHINGTON MUTUAL	IN-HOME LENDER, INC.	1/15/02	1/15/03
1	Lost Instrument Bond	6142153	124,904.00	WASHINGTON MUTUAL	MOUNTAIN WEST BANK OF HELENA	1/16/02	1/16/03
1	Lost Instrument Bond	6142154	167,302.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL HOME LOANS INC.	1/16/02	1/16/03
1	Lost Instrument Bond	6142155	100,045.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL HOME LOANS INC.	1/16/02	1/16/03
1	Lost Instrument Bond	6142156	127,468.00	WASHINGTON MUTUAL, INC.	FIRSTCITY MORTGAGE INC.	1/16/02	1/16/03
1	Lost Instrument Bond	6142157	153,778.00	WASHINGTON MUTUAL	COMMUNITY MORTGAGE CORPORATION	1/16/02	1/16/03
1	Lost Instrument Bond	6142158	113,900.00	WASHINGTON MUTUAL	NETFIRST MORTGAGE.NET	1/16/02	1/16/03
1	Lost Instrument Bond	6142159	293,145.00	WASHINGTON MUTUAL	CAMBRIDGE HOME CAPITAL LLC	1/16/02	1/16/03
1	Lost Instrument Bond	6142160	65,628.00	WASHINGTON MUTUAL	TRANSLAND FINANCIAL SERVICES, INC.	1/16/02	1/16/03
1	Lost Instrument Bond	6142161	167,665.00	WASHINGTON MUTUAL	BUDGET MORTGAGE BANKERS LTD	1/16/02	1/16/03
1	Lost Instrument Bond	6142162	124,058.00	WASHINGTON MUTUAL	HOMEBANC MORTGAGE CORP	1/16/02	1/16/03
1	Lost Instrument Bond	6142163	132,479.00	WASHINGTON MUTUAL	TRANSLAND FINANCIAL SERVICES INC.	1/16/02	1/16/03
1	Lost Instrument Bond	6142164	185,140.00	WASHINGTON MUTUAL	PROFESSIONAL MORTGAGE	1/16/02	1/16/03

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6142165	142,273.00	WASHINGTON MUTUAL	PROFESSIONAL MORTGAGE	1/16/02	1/16/03
1	Lost Instrument Bond	6142166	120,118.00	WASHINGTON MUTUAL	TRANSLAND FINANCIAL SERVICES INC.	1/16/02	1/16/03
1	Lost Instrument Bond	6142167	131,881.00	WASHINGTON MUTUAL	FARMERS AND MERCHANTS BANK	1/16/02	1/16/03
1	Lost Instrument Bond	6142168	124,368.00	WASHINGTON MUTUAL	FIRST NATIONAL BANK OF COLORADO	1/16/02	1/16/03
1	Lost Instrument Bond	6142173	103,828.00	WASHINGTON MUTUAL	STRATFORD FUNDING INCORPORATED	1/23/02	1/23/03
1	Lost Instrument Bond	6142174	155,148.00	WASHINGTON MUTUAL	PEOPLE'S MORTGAGE CORPORATION	1/24/02	1/24/03
1	Lost Instrument Bond	6142176	251,031.00	WASHINGTON MUTUAL, INC.	HOME LOAN MORTGAGE CORPORATION	1/24/02	1/24/03
1	Lost Instrument Bond	6142177	85,669.00	WASHINGTON MUTUAL	FAMILY HOME MORTGAGE CORP.	1/24/02	1/24/03
1	Lost Instrument Bond	6142178	84,902.00	WASHINGTON MUTUAL	GUARANTY TRUST CO.	1/24/02	1/24/03
1	Lost Instrument Bond	6142188	122,698.00	WASHINGTON MUTUAL	STERLING BANK, FSB	2/4/02	2/4/03
1	Lost Instrument Bond	6142189	121,678.00	WASHINGTON MUTUAL	AMERICA STATES MTG.	2/4/02	2/4/03
1	Lost Instrument Bond	6142190	176,610.00	WASHINGTON MUTUAL	HOMEAMERICAN MORTGAGE CORPORATION	2/4/02	2/4/03
1	Lost Instrument Bond	6142193	161,449.00	WASHINGTON MUTUAL	MORTGAGE CAPITAL FINANCIAL SERVICES, INC.	2/7/02	7/7/03
1	Lost Instrument Bond	6142194	67,809.00	WASHINGTON MUTUAL	SEA BREEZE FINANCIAL SERVICES, INC.	2/25/02	2/25/03
1	Lost Instrument Bond	6142195	55,468.00	WASHINGTON MUTUAL	UNITED LENDING PARTNERS	2/25/02	2/25/03
1	Lost Instrument Bond	6142196	173,672.00	WASHINGTON MUTUAL	KAUFMAN & BROAD	2/25/02	2/25/03
1	Lost Instrument Bond	6142197	82,755.00	WASHINGTON MUTUAL	AMERIGROUP MORTGAGE	2/25/02	2/25/03
1	Lost Instrument Bond	6142198	174,104.00	WASHINGTON MUTUAL	AMERIGROUP MORTGAGE	2/25/02	2/25/03
1	Lost Instrument Bond	6142200	80,644.00	WASHINGTON MUTUAL	DIVERSE AMERICAN MORTGAGE COMPANY	2/25/02	2/25/03
1	Lost Instrument Bond	6142202	138,222.00	WASHINGTON MUTUAL	WESTMINSTER MORTGAGE CORPORATION	2/26/02	2/26/03
1	Lost Instrument Bond	6142203	82,781.00	WASHINGTON MUTUAL	WESTMINSTER MORTGAGE CORPORATION	2/26/02	2/26/03
1	Lost Instrument Bond	6142204	162,692.00	WASHINGTON MUTUAL	HALLMARK GOVERNMENT MORTGAGE,INC.,A WASHINGTON CORPORATION	2/26/02	2/26/03
1	Lost Instrument Bond	6142208	75,533.00	WASHINGTON MUTUAL	HOME LOAN CORPORATION DBA EXPANDED MORTGAGE	3/1/02	3/1/03
1	Lost Instrument Bond	6142209	106,422.00	WASHINGTON MUTUAL	FINANCIAL SOLUTIONS OF INDIANA, INC.	3/1/02	3/1/03
1	Lost Instrument Bond	6142210	149,650.00	WASHINGTON MUTUAL	HOME LOAN CORPORATION	3/1/02	3/1/03
1	Lost Instrument Bond	6142211	114,227.00	WASHINGTON MUTUAL	HOME LOAN CORPORATION	3/1/02	3/1/03

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6142221	118,568.00	WASHINGTON MUTUAL	PRIMARY RESIDENTIAL MORTGAGE, INC.	2/8/02	2/8/03
1	Lost Instrument Bond	6142222	97,001.00	WASHINGTON MUTUAL	UNITED LENDING PARTNERS, LTD	2/8/02	2/8/03
1	Lost Instrument Bond	6142223	107,474.00	WASHINGTON MUTUAL	WESTMINSTER MORTGAGE CORPORATION	2/8/02	2/8/03
1	Lost Instrument Bond	6142224	134,059.00	WASHINGTON MUTUAL	DAVID MORTGAGE, INC. DBA BARNACLO HOME LOANS	2/8/02	2/8/03
1	Lost Instrument Bond	6142225	141,291.00	WASHINGTON MUTUAL	PREMIER MORTGAGE GROUP, LLC	2/8/02	2/8/03
1	Lost Instrument Bond	6142226	153,833.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS, INC.	2/8/02	2/8/03
1	Lost Instrument Bond	6142227	145,119.00	WASHINGTON MUTUAL	PROFESSIONAL MORTGAGE PARTNERS, INC.	2/8/02	2/8/03
1	Lost Instrument Bond	6142228	90,634.00	WASHINGTON MUTUAL	ROCKY MOUNTAIN MORTGAGE COMPANY	2/8/02	2/8/03
1	Lost Instrument Bond	6142229	83,064.00	WASHINGTON MUTUAL	AMERICAN WESTERN MORTGAGE COMPANY OF COLORADO	2/8/02	2/8/03
1	Lost Instrument Bond	6142230	88,498.00	WASHINGTON MUTUAL	AURORA FINANCIAL GROUP, INC.	2/8/02	2/8/03
1	Lost Instrument Bond	6142231	129,489.00	WASHINGTON MUTUAL	CONSUMER HOME MORTGAGE, INC.	2/8/02	2/8/03
1	Lost Instrument Bond	6142232	93,587.00	WASHINGTON MUTUAL	COASTAL MORTGAGE SERVICES, INC.	2/8/02	2/8/03
1	Lost Instrument Bond	6142233	181,563.00	WASHINGTON MUTUAL	PHM FINANCIAL INCORPORATED DBA PROFESSIONAL HOME MORTGAGE	2/8/02	2/8/03
1	Lost Instrument Bond	6142234	90,322.00	WASHINGTON MUTUAL	AMERICAN TRUST MORTGAGE BANKERS, INC.	2/8/02	2/8/03
1	Lost Instrument Bond	6142235	68,351.00	WASHINGTON MUTUAL	GREAT COUNTRY MORTGAGE BANKERS CORP.	2/8/02	2/8/03
1	Lost Instrument Bond	6142236	141,554.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS, INC.	2/8/02	2/8/03
1	Lost Instrument Bond	6142237	103,340.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS	2/8/02	2/8/03
1	Lost Instrument Bond	6142238	146,170.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS, INC.	2/8/02	2/8/03
1	Lost Instrument Bond	6142239	93,212.00	WASHINGTON MUTUAL	SUN MORTGAGE COMPANY, LLC	2/8/02	2/8/03
1	Lost Instrument Bond	6142240	160,156.00	WASHINGTON MUTUAL	WFS MORTGAGE SERVICES, INC.	2/8/02	2/8/03
1	Lost Instrument Bond	6142241	180,970.00	WASHINGTON MUTUAL	MORTGAGE FINANCIAL SERVICES, INC.	2/8/02	2/8/03
1	Lost Instrument Bond	6142242	188,228.00	WASHINGTON MUTUAL	AMERICAN FINANCIAL FUNDING CORP	2/8/02	2/8/03
1	Lost Instrument Bond	6142245	49,944.00	WASHINGTON MUTUAL	PULASKI MORTGAGE COMPANY	2/12/02	2/12/03
1	Lost Instrument Bond	6142246	66,500.00	WASHINGTON MUTUAL	SCHAEFER MORTGAGE CORPORATION	2/12/02	2/12/03
1	Lost Instrument Bond	6142247	88,511.00	WASHINGTON MUTUAL	RESERVE MORTGAGE INVESTMENT, L.L.C.	2/12/02	2/12/03

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6142248	114,404.00	WASHINGTON MUTUAL	WESTMINSTER MORTGAGE CORPORATION	2/8/02	2/8/03
1	Lost Instrument Bond	6142250	82,603.00	WASHINGTON MUTUAL	FOOTHILL FUNDING GROUP, INC.	2/14/02	2/14/03
1	Lost Instrument Bond	6142251	126,004.00	WASHINGTON MUTUAL	WESTMINSTER MORTGAGE CORPORATION	2/14/02	2/14/03
1	Lost Instrument Bond	6142252	117,435.00	WASHINGTON MUTUAL	WESTMINSTER MORTGAGE CORPORATION	2/14/02	2/14/03
1	Lost Instrument Bond	6142253	146,958.00	WASHINGTON MUTUAL	HOMEBANC MORTGAGE CO.	2/19/02	2/19/03
1	Lost Instrument Bond	6142254	3,982.00	WASHINGTON MUTUAL	SOURCE ONE MORTGAGE SERVICES CORP.	2/19/02	2/19/03
1	Lost Instrument Bond	6142255	168,850.00	WASHINGTON MUTUAL	IDEAL MORTGAGE BANKERS	2/19/02	2/19/03
1	Lost Instrument Bond	6142256	123,746.00	WASHINGTON MUTUAL	KAUFMAN & BROAD	2/19/02	2/19/03
1	Lost Instrument Bond	6142257	115,193.00	WASHINGTON MUTUAL	MARBLE, GEORGE & MCGINLEY, INC.	2/19/02	2/19/03
1	Lost Instrument Bond	6142258	138,735.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL HOME LOANS, INC.	2/19/02	2/19/03
1	Lost Instrument Bond	6142259	72,598.00	WASHINGTON MUTUAL	FLEET NATIONAL BANK	2/19/02	2/19/03
1	Lost Instrument Bond	6142260	192,617.00	WASHINGTON MUTUAL	FLEET NATIONAL BANK	2/19/02	2/19/03
1	Lost Instrument Bond	6142261	55,083.00	WASHINGTON MUTUAL	DIVERSIFIED MORTGAGE COMPANY, INC.	2/20/02	2/20/03
1	Lost Instrument Bond	6142267	126,826.00	WASHINGTON MUTUAL	UNITED LENDING PARTNERS, LTD	2/22/02	2/22/03
1	Lost Instrument Bond	6142268	104,300.00	WASHINGTON MUTUAL	WISCONSIN MORTGAGE CORPORATION	2/25/02	2/25/03
1	Lost Instrument Bond	6142269	60,585.00	WASHINGTON MUTUAL	FLEET REAL ESTATE FUNDING	2/25/02	2/25/03
1	Lost Instrument Bond	6142270	122,739.00	WASHINGTON MUTUAL	ADOBE FINANCIAL CORPORATION	2/25/02	2/25/03
1	Lost Instrument Bond	6142273	112,110.00	WASHINGTON MUTUAL	IVANHOE FINANCIAL, INC.	3/11/02	3/11/03
1	Lost Instrument Bond	6142274	149,814.00	WASHINGTON MUTUAL, INC.	KAUFMAN & BROAD	3/11/02	3/11/03
1	Lost Instrument Bond	6142275	174,988.00	WASHINGTON MUTUAL	ARK MORTGAGE	3/11/02	3/11/03
1	Lost Instrument Bond	6142276	88,234.00	WASHINGTON MUTUAL	SYNERGY MORTGAGE	3/11/02	3/11/03
1	Lost Instrument Bond	6142277	123,716.00	WASHINGTON MUTUAL	BUDGET MORTGAGE BANKERS	3/11/02	3/11/03
1	Lost Instrument Bond	6142278	132,589.00	WASHINGTON MUTUAL	HARTFORD FUNDING	3/11/02	3/11/03
1	Lost Instrument Bond	6142279	145,262.00	WASHINGTON MUTUAL	HOMEBANC MORGAGE CORPORATION	3/11/02	3/11/03
1	Lost Instrument Bond	6142280	84,000.00	WASHINGTON MUTUAL	BIRMINGHAM BANCORP MORTGAGE CORPORATION	3/6/02	3/6/03
1	Lost Instrument Bond	6142281	63,993.00	WASHINGTON MUTUAL	CARLTON MORTGAGE SERVICES,INC.	3/6/02	3/6/03

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6142282	69,426.00	WASHINGTON MUTUAL	TOWNE & COUNTRY MORTGAGE CORP.	3/6/02	3/6/03
1	Lost Instrument Bond	6142283	82,702.00	WASHINGTON MUTUAL	CREST MORTGAGE COMPANY	3/6/02	3/6/03
1	Lost Instrument Bond	6142284	104,700.00	WASHINGTON MUTUAL	FIRST PREFERRED MORTGAGE CO.	3/6/02	3/6/03
1	Lost Instrument Bond	6142317	70,385.00	WASHINGTON MUTUAL	ACCEPTANCE MORTGAGE	3/26/02	3/26/03
1	Lost Instrument Bond	6142318	127,740.00	WASHINGTON MUTUAL	PREMIER MORTGAGE GROUP, LLC	3/27/02	3/27/03
1	Lost Instrument Bond	6159551	91,825.00	WASHINGTON MUTUAL	HOMESTAR MORTGAGE SERVICES	3/11/02	3/11/03
1	Lost Instrument Bond	6159552	150,070.00	WASHINGTON MUTUAL	FIRST MAGNUS FINANCIAL CORPORATION	3/13/02	3/13/03
1	Lost Instrument Bond	6159553	155,349.00	WASHINGTON MUTUAL	AMERICAN RESIDENTIAL MORTGAGE CORP.	3/11/02	3/11/03
1	Lost Instrument Bond	6159554	156,484.00	WASHINGTON MUTUAL	U.S. MORTGAGE FINANCE CORP.	3/11/02	3/11/03
1	Lost Instrument Bond	6159555	152,563.00	WASHINGTON MUTUAL	U.S. FINANCIAL MORTGAGE CORP.	3/11/02	3/11/03
1	Lost Instrument Bond	6159556	221,359.00	WASHINGTON MUTUAL	EXECUTIVE MORTGAGE GROUP	3/11/02	3/11/03
1	Lost Instrument Bond	6159557	68,632.00	WASHINGTON MUTUAL	UNION BANCSHARES MORTGAGE CORP.	3/11/02	3/11/03
1	Lost Instrument Bond	6159558	188,057.00	WASHINGTON MUTUAL	MILESTONE MORTGAGE CORPORATION	3/11/02	3/11/03
1	Lost Instrument Bond	6159559	88,877.00	WASHINGTON MUTUAL	PRIME MORTGAGE USA, INC.	3/11/02	3/11/03
1	Lost Instrument Bond	6159560	163,688.00	WASHINGTON MUTUAL	GOLDEN EMPIRE MORTGAGE, INC.	3/13/02	3/13/03
1	Lost Instrument Bond	6159561	100,326.00	WASHINGTON MUTUAL	CARLTON MORTGAGE SERVICES, INC.	3/13/02	3/13/03
1	Lost Instrument Bond	6159562	86,490.00	WASHINGTON MUTUAL	SOURCE ONE MORTGAGE SERVICES	3/13/02	3/13/03
1	Lost Instrument Bond	6159563	60,763.00	WASHINGTON MUTUAL	BIRMINGHAM BANCORP MORTGAGE CORPORATION	3/13/02	3/13/03
1	Lost Instrument Bond	6159564	73,080.00	WASHINGTON MUTUAL	CREST MORTGAGE COMPANY	3/13/02	3/13/03
1	Lost Instrument Bond	6159565	88,203.00	WASHINGTON MUTUAL	FREEDOM MORTGAGE CORPORATION	3/13/02	3/13/03
1	Lost Instrument Bond	6159566	47,450.00	WASHINGTON MUTUAL	MAC-CLAIR MORTGAGE CORPORATION	3/13/02	3/13/03
1	Lost Instrument Bond	6159567	140,871.00	WASHINGTON MUTUAL	CREST MORTGAGE COMPANY	3/13/02	3/13/03
1	Lost Instrument Bond	6159568	52,702.00	WASHINGTON MUTUAL	FLEET NATIONAL BANK	3/13/02	3/13/03
1	Lost Instrument Bond	6159569	61,852.00	WASHINGTON MUTUAL	FLEET NATIONAL BANK	3/13/02	3/13/03
1	Lost Instrument Bond	6159570	160,782.00	WASHINGTON MUTUAL	TURNER MORTGAGE CO.	3/13/02	3/13/03
1	Lost Instrument Bond	6159571	112,511.00	WASHINGTON MUTUAL	FLEET MORTGAGE	3/13/02	3/13/03

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6159572	55,500.00	WASHINGTON MUTUAL	AMERICAN HOME LOANS	3/13/02	3/13/03
1	Lost Instrument Bond	6159573	163,300.00	WASHINGTON MUTUAL	LA SALLE MORTGAGE COMPANY, INC.	3/13/02	3/13/03
1	Lost Instrument Bond	6159574	32,311.00	WASHINGTON MUTUAL	COMMUNITY MORTGAGE SERVICES,INC.	3/13/02	3/13/03
1	Lost Instrument Bond	6159575	195,554.00	WASHINGTON MUTUAL	FLEET MORTGAGE	3/22/02	3/22/03
1	Lost Instrument Bond	6159576	74,350.00	WASHINGTON MUTUAL	DIVERSIFIED MORTGAGE	3/20/02	3/20/03
1	Lost Instrument Bond	6159577	99,216.00	WASHINGTON MUTUAL	FREEDOM MORTGAGE CORPORATION	3/20/02	3/20/03
1	Lost Instrument Bond	6159578	71,379.00	WASHINGTON MUTUAL	CREST MORTGAGE COMPANY	3/20/02	3/20/03
1	Lost Instrument Bond	6159579	177,493.00	WASHINGTON MUTUAL	MORTGAGE NOW, INC.	3/20/02	3/20/03
1	Lost Instrument Bond	6159580	56,332.00	WASHINGTON MUTUAL	FIRST COMMUNITY BANK, N.A.	3/20/02	3/20/03
1	Lost Instrument Bond	6159581	83,465.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL HOME LOANS, INC.	3/21/02	3/21/03
1	Lost Instrument Bond	6159582	124,617.00	WASHINGTON MUTUAL	CREST MORTGAGE COMPANY	3/21/02	3/21/03
1	Lost Instrument Bond	6159583	86,250.00	WASHINGTON MUTUAL	BIRMINGHAM BANCORP MORTGAGE CORPORATION	3/21/02	3/21/03
1	Lost Instrument Bond	6159584	92,638.00	WASHINGTON MUTUAL	BIRMINGHAM BANCORP MORTGAGE CORPORATION	3/21/02	3/21/03
1	Lost Instrument Bond	6159585	171,581.00	WASHINGTON MUTUAL	FIRST EQUITY MORTGAGE, INC.	3/20/02	3/20/03
1	Lost Instrument Bond	6159586	96,576.00	WASHINGTON MUTUAL	SOUTHLAND MORTGAGE COMPANY LLC	3/21/02	3/21/03
1	Lost Instrument Bond	6159587	141,775.00	WASHINGTON MUTUAL	MERCURY MORTGAGE CO. INC.	3/21/02	3/21/03
1	Lost Instrument Bond	6159588	97,724.00	WASHINGTON MUTUAL	MERCURY MORTGAGE CO., INC.	3/21/02	3/21/03
1	Lost Instrument Bond	6159589	157,771.00	WASHINGTON MUTUAL	MORTGAGE STREAM FINACIAL SERVICES, LLC	3/21/02	3/21/03
1	Lost Instrument Bond	6159590	106,058.00	WASHINGTON MUTUAL	TRANSLAND FINANCIAL SERVICES, INC.	3/22/01	3/22/03
1	Lost Instrument Bond	6159591	123,600.00	WASHINGTON MUTUAL	PROVIDENT BANK	3/22/02	3/22/03
1	Lost Instrument Bond	6159592	85,167.00	WASHINGTON MUTUAL	UNITED LENDING PARTNERS, LTD.	3/26/02	3/26/03
1	Lost Instrument Bond	6159593	142,588.00	WASHINGTON MUTUAL	WESTMINSTER MORTGAGE CORPORATION	4/3/02	4/3/03
1	Lost Instrument Bond	6159594	112,088.00	WASHINGTON MUTUAL	WESTMINSTER MORTGAGE CORPORATION	4/1/02	4/1/03
1	Lost Instrument Bond	6159595	110,763.00	WASHINGTON MUTUAL	PHM FINANCIAL INCORPORATED DBA PROFESSIONAL HOME MORTGAGE	4/1/02	4/1/03
1	Lost Instrument Bond	6159596	148,578.00	WASHINGTON MUTUAL	HOME LOAN CORPORATION	4/1/02	4/1/03

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6159597	38,488.00	WASHINGTON MUTUAL	NORSTAR MORTGAGE CORPORATION	4/1/02	4/1/03
1	Lost Instrument Bond	6159598	35,167.00	WASHINGTON MUTUAL	NORSTAR MORTGAGE CORPORATION	4/1/02	4/1/03
1	Lost Instrument Bond	6159599	137,735.00	WASHINGTON MUTUAL	FREEDOM MORTAGAGE CORPORATION	4/1/02	4/1/03
1	Lost Instrument Bond	6159600	136,550.00	WASHINGTON MUTUAL	COMMUNITY MORTGAGE CORP.	4/1/02	4/1/03
1	Lost Instrument Bond	6159616	86,229.00	WASHINGTON MUTUAL	NORTH SHORE BANK OF COMMERCE	4/1/02	4/1/03
1	Lost Instrument Bond	6159617	93,773.00	WASHINGTON MUTUAL	WESTMINSTER MORTGAGE CORPORATION	4/3/02	4/3/03
1	Lost Instrument Bond	6159618	96,838.00	WASHINGTON MUTUAL	CUNNINGHAM AND COMPANY	4/3/02	4/3/03
1	Lost Instrument Bond	6159619	133,801.00	WASHINGTON MUTUAL	UNITY MORTGAGE CORP.	4/3/02	4/3/03
1	Lost Instrument Bond	6159620	114,251.00	WASHINGTON MUTUAL	MORTGAGE STREAM FINANCIAL SERVICES, LLC	4/3/02	4/3/03
1	Lost Instrument Bond	6159621	59,529.00	WASHINGTON MUTUAL	THOMAS POINT MORTGAGE, INC.	4/3/02	4/3/03
1	Lost Instrument Bond	6159622	133,980.00	WASHINGTON MUTUAL	PENNSYLVANIA PREFERRED MORTGAGE COMPANY INC.	4/3/02	4/3/03
1	Lost Instrument Bond	6159623	83,686.00	WASHINGTON MUTUAL	PROFESSIONAL MORTGAGE PARTNERS, INC.	4/3/02	4/3/03
1	Lost Instrument Bond	6159624	176,689.00	WASHINGTON MUTUAL	PROFESSIONAL HOME MORTGAGE	4/3/02	4/3/03
1	Lost Instrument Bond	6163324	151,470.00	WASHINGTON MUTUAL	FIRST GUARANTY MORTGAGE COMPANY	4/15/02	4/15/03
1	Lost Instrument Bond	6163325	100,586.00	WASHINGTON MUTUAL	CENTRAL ILLINOIS BANK MCLEAN COUNTY	4/15/02	4/15/03
1	Lost Instrument Bond	6163326	108,300.00	WASHINGTON MUTUAL	BIRMINGHAM BANCORP MORTGAGE CORPORATION	4/15/02	4/15/03
1	Lost Instrument Bond	6163327	134,741.00	WASHINGTON MUTUAL	FREEDOM MORTGAGE CORPORATION	4/15/02	4/15/03
1	Lost Instrument Bond	6163328	124,083.00	WASHINGTON MUTUAL	CREST MORTGAGE COMPANY	4/15/02	4/15/03
1	Lost Instrument Bond	6163329	46,233.00	WASHINGTON MUTUAL	FREEDOM MORTGAGE CORPORATION	4/15/02	4/15/03
1	Lost Instrument Bond	6163330	113,223.00	WASHINGTON MUTUAL	FREEDOM MORTGAGE CORPORATION	4/15/02	4/15/03
1	Lost Instrument Bond	6163331	79,291.00	WASHINGTON MUTUAL	CENTRAL ILLINOIS BANK MCLEAN COUNTY	4/16/02	4/16/03
1	Lost Instrument Bond	6163332	177,850.00	WASHINGTON MUTUAL	CENTRAL ILLINOIS BANK MCLEAN COUNTY	4/16/02	4/16/03
1	Lost Instrument Bond	6163333	132,000.00	WASHINGTON MUTUAL	CENTRAL ILLINOIS MCLEAN COUNTY	4/16/02	4/16/03
1	Lost Instrument Bond	6163334	141,100.00	WASHINGTON MUTUAL	HOME LOAN CORPORATION D/B/A EXPANDED MORT	4/16/02	4/16/03
1	Lost Instrument Bond	6163335	96,932.00	WASHINGTON MUTUAL	UNITED LENDING PARTNERS, LTD	4/16/02	4/16/03
1	Lost Instrument Bond	6163336	93,000.00	WASHINGTON MUTUAL	RESOURCE PL MORTGAGE CORP.	4/16/02	4/16/03

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6163337	108,694.00	WASHINGTON MUTUAL	1ST TRUST BANK FOR SAVINGS	4/16/02	4/16/03
1	Lost Instrument Bond	6163338	61,509.00	WASHINGTON MUTUAL	EQUITY FINANCIAL GROUP INC.	4/16/02	4/16/03
1	Lost Instrument Bond	6163339	102,550.00	WASHINGTON MUTUAL	MORTGAGE COMPANY INC.	4/17/02	4/17/03
1	Lost Instrument Bond	6163373	59,435.00	WASHINGTON MUTUAL	SUMMIT MORTGAGE CORPORATION	5/6/02	5/6/03
1	Lost Instrument Bond	6163381	168,229.00	WASHINGTON MUTUAL	HOMEAMERICAN MORTGAGE CORP.	4/23/02	4/23/03
1	Lost Instrument Bond	6163382	132,600.00	WASHINGTON MUTUAL	BIRMINGHAM BANCORP MORTGAGE CORPORATION	4/23/02	4/23/03
1	Lost Instrument Bond	6163383	72,054.00	WASHINGTON MUTUAL	FIRST MORTGAGE CORPORATION	4/23/02	4/23/09
1	Lost Instrument Bond	6163384	73,841.00	WASHINGTON MUTUAL	FREEDOM MORTGAGE CORPORATION	4/23/02	4/23/03
1	Lost Instrument Bond	6163385	58,058.00	WASHINGTON MUTUAL	FREEDOM MORTGAGE CORPORATION	4/23/02	4/23/03
1	Lost Instrument Bond	6163386	113,883.00	WASHINGTON MUTUAL	FREEDOM MORTGAGE CORPORATION	4/23/02	4/23/03
1	Lost Instrument Bond	6163387	89,250.00	WASHINGTON MUTUAL	FREEDOM MORTGAGE CORPORATION	4/23/02	4/23/03
1	Lost Instrument Bond	6163388	100,715.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS	4/23/02	4/23/03
1	Lost Instrument Bond	6163389	78,958.00	WASHINGTON MUTUAL	NALLY & COMPANY	4/23/02	4/23/03
1	Lost Instrument Bond	6163390	102,319.00	WASHINGTON MUTUAL	AMERICAN FILELITY MORTGAGE SERVICES, INC.	4/23/02	4/23/03
1	Lost Instrument Bond	6163391	128,103.00	WASHINGTON MUTUAL	BUSEY BANK	4/23/02	4/23/03
1	Lost Instrument Bond	6163392	65,924.00	WASHINGTON MUTUAL	HORIZON BANK, N.A.	4/23/02	4/23/03
1	Lost Instrument Bond	6163393	68,713.00	WASHINGTON MUTUAL	AMERICAN LENDING GROUP, INC.	4/23/02	4/23/03
1	Lost Instrument Bond	6163394	85,770.00	WASHINGTON MUTUAL	CONTOUR MORTGAGE GROUP, INC.	4/23/02	4/23/03
1	Lost Instrument Bond	6163395	105,665.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS	4/23/02	4/23/03
1	Lost Instrument Bond	6163396	127,972.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS	4/23/02	4/23/03
1	Lost Instrument Bond	6163397	150,042.00	WASHINGTON MUTUAL	ARK MORTGAGE, INC.	4/23/02	4/23/03
1	Lost Instrument Bond	6163398	145,694.00	WASHINGTON MUTUAL	PILLAR FINANCIAL	4/23/02	4/23/03
1	Lost Instrument Bond	6163399	139,000.00	WASHINGTON MUTUAL	BIRMINGHAM BANCORP MORTGAGE CORPORATION	4/26/02	4/26/03
1	Lost Instrument Bond	6163411	76,966.00	WASHINGTON MUTUAL	AMERICAN FIDELITY MORTGAGE SERVICES, INC.	5/3/02	5/3/03
1	Lost Instrument Bond	6163412	63,898.00	WASHINGTON MUTUAL	CARLTON MORTGAGE SERVICES, INC.	5/3/02	5/3/03
1	Lost Instrument Bond	6163413	113,026.00	WASHINGTON MUTUAL	C & F MORTGAGE CORPORATION	5/3/02	5/3/03

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6163414	103,292.00	WASHINGTON MUTUAL	FREEDOM MORTGAGE CORPORATION	5/3/02	5/3/03
1	Lost Instrument Bond	6163415	42,098.00	WASHINGTON MUTUAL	AMERICAN LENDING GROUP, INC.	5/3/02	5/3/03
1	Lost Instrument Bond	6163416	40,600.00	WASHINGTON MUTUAL	JACKSONVILLE SAVINGS BANK, SSB	5/3/02	5/3/03
1	Lost Instrument Bond	6163417	216,147.00	WASHINGTON MUTUAL	MAPLE PARK MORTGAGE	5/3/02	5/3/03
1	Lost Instrument Bond	6163418	108,061.00	WASHINGTON MUTUAL	MORTGAGE NOW, INC.	5/3/02	5/3/03
1	Lost Instrument Bond	6163419	92,974.00	WASHINGTON MUTUAL	CREST MORTGAGE COMPANY	5/3/02	5/3/03
1	Lost Instrument Bond	6163420	87,056.00	WASHINGTON MUTUAL	PRIME MORTGAGE USA, INC.	5/3/02	5/3/03
1	Lost Instrument Bond	6163421	123,362.00	WASHINGTON MUTUAL	CREST MORTGAGE COMPANY	5/3/02	5/3/03
1	Lost Instrument Bond	6166712	120,938.00	WASHINGTON MUTUAL	FIRST TRUST MORTGAGE COMPANY	5/7/02	5/7/03
1	Lost Instrument Bond	6166715	24,340.00	WASHINGTON MUTUAL	LAKE MORTGAGE COMPANY, INC.	5/7/02	5/7/03
1	Lost Instrument Bond	6166717	29,149.00	WASHINGTON MUTUAL	FIRST TENNESSEE BANK NATIONAL ASSOCIATION	5/7/02	5/7/03
1	Lost Instrument Bond	6166737	98,455.00	WASHINGTON MUTUAL	FIRST FLORIDA FUNDING CORP.	5/20/02	5/20/03
1	Lost Instrument Bond	6166738	98,353.00	WASHINGTON MUTUAL	FIRST FLORIDA FUNDING CORP.	5/20/02	5/20/03
1	Lost Instrument Bond	6166739	179,338.00	WASHINGTON MUTUAL	MORTGAGE STREAM FINANCIAL SERVICES, LLC	5/17/02	5/17/03
1	Lost Instrument Bond	6166740	82,800.00	WASHINGTON MUTUAL	INDEPENDENT BANK CORPORATION	5/20/02	5/20/03
1	Lost Instrument Bond	6166741	134,481.00	WASHINGTON MUTUAL	COMMUNITY MORTGAGE SERVICES, INC.	5/17/02	5/17/03
1	Lost Instrument Bond	6166742	99,977.00	WASHINGTON MUTUAL	ALPHA MORTGAGE BANKERS	5/17/02	5/17/03
1	Lost Instrument Bond	6166743	77,444.00	WASHINGTON MUTUAL	MAC-CLAIR MORTGAGE CORPORATION	5/17/02	5/17/03
1	Lost Instrument Bond	6166752	134,500.00	WASHINGTON MUTUAL	FIRST MORTGAGE COMPANY	5/20/02	5/20/03
1	Lost Instrument Bond	6166753	134,625.00	WASHINGTON MUTUAL	FREEDOM MORTGAGE CORPORATION	5/17/02	5/17/03
1	Lost Instrument Bond	6166754	129,030.00	WASHINGTON MUTUAL	PLATINUM HOME MORTGAGE CORP	5/20/02	5/20/03
1	Lost Instrument Bond	6166755	72,420.00	WASHINGTON MUTUAL	UNION NATION MORTGAGE CO.	5/17/02	5/17/03
1	Lost Instrument Bond	6166756	152,697.00	WASHINGTON MUTUAL	PROFESSIONAL HOME MORTGAGE	5/17/02	5/17/03
1	Lost Instrument Bond	6166757	126,984.00	WASHINGTON MUTUAL	AMERICAN LENDING GROUP, INC.	5/17/02	5/17/03
1	Lost Instrument Bond	6166758	178,898.00	WASHINGTON MUTUAL	AMERICAN LENDING GROUP, INC.	5/17/02	5/17/03

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6166762	140,887.00	WASHINGTON MUTUAL	COMMERCE BANK, N.A.	5/17/02	5/17/03
1	Lost Instrument Bond	6166763	84,746.00	WASHINGTON MUTUAL	UNITED LENDING PARTNERS, LTD	5/20/01	5/20/03
1	Lost Instrument Bond	6166764	146,726.00	WASHINGTON MUTUAL	AMERICAN FIDELITY MORTGAGE SERVICES, INC.	5/20/02	5/20/03
1	Lost Instrument Bond	6166766	33,571.00	WASHINGTON MUTUAL	NORSTAR MORTGAGE CORPORATION	5/20/02	5/20/03
1	Lost Instrument Bond	6166767	43,716.00	WASHINGTON MUTUAL	NORSTAR MORTGAGE CORPORATION	5/20/02	5/20/03
1	Lost Instrument Bond	6166773	117,824.00	WASHINGTON MUTUAL	PROFESSIONAL HOME MORTGAGE	5/23/02	5/23/03
1	Lost Instrument Bond	6166789	43,585.00	WASHINGTON MUTUAL	SYNERGY MORTGAGE CORP.	6/4/02	6/4/03
1	Lost Instrument Bond	6166790	150,858.00	WASHINGTON MUTUAL	PROFESSIONAL HOME MORTGAGE	6/4/02	6/4/03
1	Lost Instrument Bond	6166791	112,155.00	WASHINGTON MUTUAL	CREST MORTGAGE COMPANY	6/4/02	6/4/03
1	Lost Instrument Bond	6166804	134,898.00	WASHINGTON MUTUAL	HOME FEDERAL SAVINGS BANK	6/10/02	6/10/03
1	Lost Instrument Bond	6166805	181,217.00	WASHINGTON MUTUAL	BUDGET MORTGAGE BANKERS, LTD	6/10/02	6/10/03
1	Lost Instrument Bond	6166806	154,087.00	WASHINGTON MUTUAL	LEGACY MORTGAGE CORP.	6/10/02	6/10/03
1	Lost Instrument Bond	6166807	59,679.00	WASHINGTON MUTUAL	First Federal Bank	6/10/02	6/10/03
1	Lost Instrument Bond	6166808	170,344.00	WASHINGTON MUTUAL	COMMUNITY MORTGAGE SERVICES, INC.	6/11/02	6/11/03
1	Lost Instrument Bond	6166809	143,243.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS	6/11/02	6/11/03
1	Lost Instrument Bond	6166810	135,910.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS	6/11/02	6/11/03
1	Lost Instrument Bond	6166811	98,105.00	WASHINGTON MUTUAL	TEXCORP MORTGAGE BANKERS, INC.	6/11/02	6/11/03
1	Lost Instrument Bond	6166812	122,104.00	WASHINGTON MUTUAL	FIRST BANK	6/11/02	6/11/03
1	Lost Instrument Bond	6166815	144,502.00	WASHINGTON MUTUAL	THE EQUITABLE BANK S.S.B.	6/12/02	6/12/03
1	Lost Instrument Bond	6166816	88,464.00	WASHINGTON MUTUAL	FREEDOM MORTGAGE CORPORATION	6/12/02	6/12/03
1	Lost Instrument Bond	6166817	73,991.00	WASHINGTON MUTUAL	MCCLAIN COUNTY NATIONAL BANK	6/12/02	6/12/03
1	Lost Instrument Bond	6166818	3,921.00	WASHINGTON MUTUAL	FLEET MORTGAGE CORP.	6/12/02	6/12/03
1	Lost Instrument Bond	6174678	251,060.00	WASHINGTON MUTUAL	FIRST ALLIANCE BANK, A FEDERAL SAVINGS BANK	7/30/02	7/30/03
1	Lost Instrument Bond	6174682	86,294.00	WASHINGTON MUTUAL	HNB MORTGAGE	7/31/02	7/31/03
1	Lost Instrument Bond	6174683	123,535.00	WASHINGTON MUTUAL	STRATFORD FUNDING INC.	7/31/02	7/31/03
1	Lost Instrument Bond	6174684	165,567.00	WASHINGTON MUTUAL	AMERICAN LENDING GROUP, INC.	7/31/02	7/31/03

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6174700	57,444.00	WASHINGTON MUTUAL	THE HOME MORTGAGE CO. INC.	8/12/02	8/12/03
1	Lost Instrument Bond	6174701	176,880.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS,INC.	8/12/02	8/12/03
1	Lost Instrument Bond	6174702	28,622.00	WASHINGTON MUTUAL	THE HOME MORTGAGE CO., INC.	8/12/02	8/12/03
1	Lost Instrument Bond	6174707	141,646.00	WASHINGTON MUTUAL	UNITED CAPITAL MORTGAGE CORP.	8/16/02	8/16/03
1	Lost Instrument Bond	6174708	114,736.00	WASHINGTON MUTUAL	THE FIRST MORTGAGE CORPORATION	8/16/02	8/16/03
1	Lost Instrument Bond	6174709	169,285.00	WASHINGTON MUTUAL	BANCSOURCE MORTGAGE CORP.	8/16/02	8/16/03
1	Lost Instrument Bond	6174726	152,661.00	WASHINGTON MUTUAL	FREEDOM MORTGAGE CORPORATION	8/23/02	8/23/03
1	Lost Instrument Bond	6174727	196,248.00	WASHINGTON MUTUAL	CHICAGO BANCORP INC.	8/23/02	8/23/03
1	Lost Instrument Bond	6174747	4,788.00	WASHINGTON MUTUAL	FLEET MORTGAGE CORP.	9/3/02	9/3/03
1	Lost Instrument Bond	6174758	109,006.00	WASHINGTON MUTUAL	SUN MORTGAGE COMPANY, LLC	9/6/02	9/6/03
1	Lost Instrument Bond	6174759	70,761.00	WASHINGTON MUTUAL	PACOR MORTGAGE CORP.	9/6/02	9/6/03
1	Lost Instrument Bond	6174760	125,953.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL HOME LOANS, INC.	9/6/02	9/6/03
1	Lost Instrument Bond	6174761	109,319.00	WASHINGTON MUTUAL	CONTOUR MORTGAGE GROUP, INC.	9/6/02	9/6/03
1	Lost Instrument Bond	6174762	111,407.00	WASHINGTON MUTUAL	COMMERCE BANK, N.A.	9/6/02	9/6/03
1	Lost Instrument Bond	6174763	166,523.00	WASHINGTON MUTUAL	MORTGAGE FINANCIAL SERVICES, INC.	9/6/02	9/6/03
1	Lost Instrument Bond	6174764	59,493.00	WASHINGTON MUTUAL, INC.	AMERICAN LENDING GROUP	9/6/02	9/6/03
1	Lost Instrument Bond	6174765	177,124.00	WASHINGTON MUTUAL	SCHAEFER MORTGAGE CORPORATION	9/6/02	9/6/03
1	Lost Instrument Bond	6174908	131,658.00	WASHINGTON MUTUAL	UNITED LENDING PARTNERS, LTD	7/2/02	7/2/03
1	Lost Instrument Bond	6174909	108,380.00	WASHINGTON MUTUAL	BIRMINGHAM BANCORP MORTGAGE CORPORATION	7/2/02	7/2/03
1	Lost Instrument Bond	6174910	72,544.00	WASHINGTON MUTUAL	CREST MORTGAGE COMPANY	7/2/02	7/2/03
1	Lost Instrument Bond	6174911	70,888.00	WASHINGTON MUTUAL	CREST MORTGAGE COMPANY	7/2/02	7/2/03
1	Lost Instrument Bond	6174912	180,846.00	WASHINGTON MUTUAL	CREST MORTGAGE COMPANY	7/2/02	7/2/03
1	Lost Instrument Bond	6174913	76,885.00	WASHINGTON MUTUAL	PRIME MORTGAGE USA, INC.	7/2/02	7/2/03
1	Lost Instrument Bond	6174914	89,790.00	WASHINGTON MUTUAL	PRIME MORTGAGE USA, INC.	7/2/02	7/2/03
1	Lost Instrument Bond	6174915	115,223.00	WASHINGTON MUTUAL	FIRST MORTGAGE CORPORATION	7/2/02	7/2/03
1	Lost Instrument Bond	6174916	128,452.00	WASHINGTON MUTUAL	PRIME MORTGAGE USA, INC.	7/2/02	7/2/03

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6174917	152,525.00	WASHINGTON MUTUAL	MORTGAGE STREAM FINANCIAL SERVICES, LLC	7/2/02	7/2/03
1	Lost Instrument Bond	6174918	225,361.00	WASHINGTON MUTUAL	AMERICAN FIDELITY MORTGAGE SERVICES, INC.	7/2/02	7/2/03
1	Lost Instrument Bond	6174920	118,927.00	WASHINGTON MUTUAL	NALLY & COMPANY	7/2/02	7/2/03
1	Lost Instrument Bond	6174921	62,118.00	WASHINGTON MUTUAL	AMERIFIRST FINANCIAL CORPORATION	7/2/02	7/2/03
1	Lost Instrument Bond	6174922	132,290.00	WASHINGTON MUTUAL	FOOTHILL FUNDING GROUP, INC.	7/2/02	7/2/03
1	Lost Instrument Bond	6174923	80,164.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL HOME LOANS	7/2/02	7/2/03
1	Lost Instrument Bond	6174924	160,329.00	WASHINGTON MUTUAL	FIRST WEST MORTGAGE BANKERS, LTD.	7/2/02	7/2/03
1	Lost Instrument Bond	6174928	158,656.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS	7/8/02	7/8/03
1	Lost Instrument Bond	6174929	57,293.00	WASHINGTON MUTUAL	FLEET REAL ESTATE FUNDING CORP.	7/8/02	7/8/03
1	Lost Instrument Bond	6174930	138,304.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL HOME LOANS, INC.	7/8/02	7/8/03
1	Lost Instrument Bond	6174931	92,700.00	WASHINGTON MUTUAL	SERVICE MORTGAGE UNDERWRITERS, INC.	7/9/02	7/9/03
1	Lost Instrument Bond	6174934	40,000.00	WASHINGTON MUTUAL BANK, FA	State of New York	7/11/02	7/11/03
1	Lost Instrument Bond	6174969	57,855.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	7/18/02	7/18/03
1	Lost Instrument Bond	6174970	116,615.00	WASHINGTON MUTUAL	WASHINTON MUTUAL BANK, FA	7/18/02	7/18/03
1	Lost Instrument Bond	6174971	47,853.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	7/18/02	7/18/03
1	Lost Instrument Bond	6174972	132,985.00	WASHINGTON MUTUAL	BANCSOURCE MORTGAGE CORPORATION	7/18/02	7/18/03
1	Lost Instrument Bond	6174973	74,299.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	7/18/02	7/18/03
1	Lost Instrument Bond	6174974	142,872.00	WASHINGTON MUTUAL	DAVID MORTGAGE, INC.	7/18/02	7/18/03
1	Lost Instrument Bond	6174975	160,829.00	WASHINGTON MUTUAL	UNITED LENDING PARTNERS, LTD	7/18/02	7/18/03
1	Lost Instrument Bond	6174976	92,526.00	WASHINGTON MUTUAL	THE HINKS COMPANY, INC.	7/18/02	7/18/03
1	Lost Instrument Bond	6174977	103,442.00	WASHINGTON MUTUAL	SILVER ST FINANCIAL SERVICES DBA SILVER ST MORTGAGE	7/18/02	7/18/03
1	Lost Instrument Bond	6174978	70,823.00	WASHINGTON MUTUAL	PACOR MORTGAGE CORP.	7/18/02	7/18/03
1	Lost Instrument Bond	6174979	121,680.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL HOME LOANS, INC.	7/18/02	7/18/03
1	Lost Instrument Bond	6174980	78,795.00	WASHINGTON MUTUAL	OMEGA FINANCIAL SERVICES, INC.	7/18/02	7/18/03
1	Lost Instrument Bond	6174981	142,774.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	7/18/02	7/18/03

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6174982	96,542.00	WASHINGTON MUTUAL	TEAM MORTGAGE LLC	7/18/02	7/18/03
1	Lost Instrument Bond	6174983	229,775.00	WASHINGTON MUTUAL	CONSUMER HOME MORTGAGE, INC.	7/18/02	7/18/03
1	Lost Instrument Bond	6174984	107,203.00	WASHINGTON MUTUAL	SUN MORTGAGE COMPANY, LLC	7/18/02	7/18/03
1	Lost Instrument Bond	6174985	28,784.00	WASHINGTON MUTUAL	PNC BANK, NA	7/18/02	7/18/03
1	Lost Instrument Bond	6174986	146,328.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	7/18/02	7/18/03
1	Lost Instrument Bond	6174987	120,390.00	WASHINGTON MUTUAL	FIRST FINANCIAL SERVICES, INC.	7/18/02	7/18/03
1	Lost Instrument Bond	6174988	222,724.00	WASHINGTON MUTUAL	CONSUMER HOME MORTGAGE, INC.	7/18/02	7/18/03
1	Lost Instrument Bond	6174989	110,291.00	WASHINGTON MUTUAL	MORTGAGE FINANCIAL SERVICES, INC.	7/18/02	7/18/03
1	Lost Instrument Bond	6174990	150,303.00	WASHINGTON MUTUAL	WESTMINSTER MORTGAGE CORPORATION	7/18/02	7/18/03
1	Lost Instrument Bond	6174991	146,086.00	WASHINGTON MUTUAL	COMMERCE BANK, N.A.	7/18/02	7/18/03
1	Lost Instrument Bond	6174992	243,274.00	WASHINGTON MUTUAL	SUN WEST MORTGAGE COMPANY, INC.	7/18/02	7/18/03
1	Lost Instrument Bond	6174993	66,030.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	7/18/02	7/18/03
1	Lost Instrument Bond	6174994	114,248.00	WASHINGTON MUTUAL	MAC-CLAIR MORTGAGE CORPORATION	7/18/02	7/18/03
1	Lost Instrument Bond	6174995	101,580.00	WASHINGTON MUTUAL	BIRMINGHAM BANCORP MORTGAGE CORPORATION	7/18/02	7/18/03
1	Lost Instrument Bond	6174996	159,600.00	WASHINGTON MUTUAL	ADVANTAGE INVESTSORS MORTGAGE CORPORATION	7/18/02	7/18/03
1	Lost Instrument Bond	6174997	2,090,382.00	WASHINGTON MUTUAL BANK, FA	State of New York	7/18/02	7/18/03
1	Lost Instrument Bond	6174999	66,474.00	WASHINGTON MUTUAL	AAKO INC.	7/23/02	7/23/03
1	Lost Instrument Bond	6175000	69,324.00	WASHINGTON MUTUAL	AAKO, INC.	7/23/02	7/23/03
1	Lost Instrument Bond	6175001	44,964.00	WASHINGTON MUTUAL	AAKO INC.	7/23/02	7/23/03
1	Lost Instrument Bond	6175002	148,485.00	WASHINGTON MUTUAL	UNITED LENDING PARTNERS, LTD	7/30/02	7/30/03
1	Lost Instrument Bond	6175003	164,949.00	WASHINGTON MUTUAL	MORTGAGE FINANCIAL SERVICES, INC.	7/30/02	7/30/03
1	Lost Instrument Bond	6175004	150,629.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS, INC.	7/30/02	7/30/03
1	Lost Instrument Bond	6175005	161,029.00	WASHINGTON MUTUAL	FIRST ALLIANCE BANK, A FEDERAL SAVINGS BANK	7/30/02	7/30/03
1	Lost Instrument Bond	6175006	149,712.00	WASHINGTON MUTUAL	FIRST ALLIANCE BANK, A FEDERAL SAVINGS BANK	7/30/02	7/30/03
1	Lost Instrument Bond	6175007	113,223.00	WASHINGTON MUTUAL	FIRST ALLIANCE BANK, A FEDERAL SAVINGS BANK	7/30/02	7/30/03
1	Lost Instrument Bond	6184483	100,782.00	WASHINGTON MUTUAL	MIDWEST FUNDING CORPORATION	9/11/02	9/11/03

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6184484	72,722.00	WASHINGTON MUTUAL	BANK UNITED OF TEXAS FSB	9/11/02	9/11/03
1	Lost Instrument Bond	6184485	51,014.00	WASHINGTON MUTUAL	BANK UNITED OF TEXAS FSB	9/11/02	9/11/03
1	Lost Instrument Bond	6184486	65,397.00	WASHINGTON MUTUAL	BANK UNITED OF TEXAS, FSB	9/11/02	9/11/03
1	Lost Instrument Bond	6184487	87,398.00	WASHINGTON MUTUAL	BANK UNITED OF TEXAS FSB	9/11/02	9/11/03
1	Lost Instrument Bond	6184488	11,979.00	WASHINGTON MUTUAL	UNITED SAVINGS ASSOCIATION OF TEXAS	9/11/02	9/11/03
1	Lost Instrument Bond	6184489	13,359.00	WASHINGTON MUTUAL	UNITED SAVINGS ASSOCIATION OF TEXAS	9/11/02	9/11/03
1	Lost Instrument Bond	6184490	56,478.00	WASHINGTON MUTUAL	GATEWAY MORTGAGE COMPANY	9/11/02	9/11/03
1	Lost Instrument Bond	6184491	59,549.00	WASHINGTON MUTUAL	UNION FEDERAL SAVINGS BANK OF INDIANAPOLIS	9/11/02	9/11/03
1	Lost Instrument Bond	6184492	61,438.00	WASHINGTON MUTUAL	UNION FEDERAL SAVINGS BANK OF INDIANAPOLIS	9/11/02	9/11/03
1	Lost Instrument Bond	6184493	111,935.00	WASHINGTON MUTUAL	UNION FEDERAL SAVINGS BANK OF INDIANPOLIS	9/11/02	9/11/03
1	Lost Instrument Bond	6184494	53,467.00	WASHINGTON MUTUAL	WATERFIELD FINANCIAL CORPORATION	9/11/02	9/11/03
1	Lost Instrument Bond	6184495	107,703.00	WASHINGTON MUTUAL	UNION FEDERAL SAVINGS BANK OF INDIANAPOLIS	9/11/02	9/11/03
1	Lost Instrument Bond	6184496	63,122.00	WASHINGTON MUTUAL	OXFORD MORTGAGE, INC.	9/11/02	9/11/03
1	Lost Instrument Bond	6184497	45,432.00	WASHINGTON MUTUAL	CARL I BROWN AND COMPANY	9/11/02	9/11/03
1	Lost Instrument Bond	6184498	42,014.00	WASHINGTON MUTUAL	GULF STATES MORTGAGE CO., INC.	9/11/02	9/11/03
1	Lost Instrument Bond	6184499	29,017.00	WASHINGTON MUTUAL	POPE MORTGAGE COMPANY	9/11/02	9/11/03
1	Lost Instrument Bond	6184500	122,795.00	WASHINGTON MUTUAL	RYLAND MORTGAGE COMPANY	9/11/02	9/11/03
1	Lost Instrument Bond	6184501	27,757.00	WASHINGTON MUTUAL	CARL I BROWN AND COMPANY	9/11/02	9/11/03
1	Lost Instrument Bond	6184502	142,212.00	WASHINGTON MUTUAL	CALIFORNIA MORTGAGE LOAN COMPANY	9/11/02	9/11/03
1	Lost Instrument Bond	6184503	95,350.00	WASHINGTON MUTUAL	ANTELOPE VALLEY MORTGAGE	9/11/02	9/11/03
1	Lost Instrument Bond	6184504	72,972.00	WASHINGTON MUTUAL	NATIONAL CITY MORTGAGE CO.	9/11/02	9/11/03
1	Lost Instrument Bond	6184505	42,719.00	WASHINGTON MUTUAL	STATEWIDE FUNDING CORP.	9/11/02	9/11/03
1	Lost Instrument Bond	6184506	89,211.00	WASHINGTON MUTUAL	FT. MORTGAGE COMPANIES	9/11/02	9/11/03
1	Lost Instrument Bond	6184507	59,977.00	WASHINGTON MUTUAL	COLONIAL HOME MORTGAGE	9/11/02	9/11/03
1	Lost Instrument Bond	6184515	20,225.00	WASHINGTON MUTUAL	FIRST UNION MORTGAGE COMPANY	9/26/02	9/26/03
1	Lost Instrument Bond	6184516	108,312.00	WASHINGTON MUTUAL	RBMG, INC	9/26/02	9/26/03

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6184517	11,189.00	WASHINGTON MUTUAL	HOMESIDE LENDING, INC.	9/26/02	9/26/03
1	Lost Instrument Bond	6184518	10,261.00	WASHINGTON MUTUAL	HOMESIDE LENDING, INC.	9/26/02	9/26/03
1	Lost Instrument Bond	6184519	11,942.00	WASHINGTON MUTUAL	HOMESIDE LENDING, INC.	9/26/02	9/26/03
1	Lost Instrument Bond	6184520	18,473.00	WASHINGTON MUTUAL	HOMESIDE LENDING, INC.	9/26/02	9/26/03
1	Lost Instrument Bond	6184532	170,130.00	WASHINGTON MUTUAL	FOOTHILL FUNDING GROUP, INC.	9/18/02	9/18/03
1	Lost Instrument Bond	6184533	87,984.00	WASHINGTON MUTUAL	CASTLE MORTGAGE CORPORATION	9/18/02	9/18/03
1	Lost Instrument Bond	6184534	187,140.00	WASHINGTON MUTUAL	CENTRAL ILLINOIS BANK MCLEAN COUNTY	9/18/02	9/18/03
1	Lost Instrument Bond	6184535	177,073.00	WASHINGTON MUTUAL	CORNERSTONE MORTGAGE COMPANY	9/18/02	9/18/03
1	Lost Instrument Bond	6184536	100,380.00	WASHINGTON MUTUAL	FIRST SUBURBAN MORTGAGE CORP.	9/18/02	9/18/03
1	Lost Instrument Bond	6184537	157,243.00	WASHINGTON MUTUAL	PROFESSIONAL MORTGAGE PARTNERS, INC. AN ILLINOIS CORPORATION	9/18/02	9/18/03
1	Lost Instrument Bond	6184538	114,492.00	WASHINGTON MUTUAL	ALPHA MORTGAGE BANKERS	9/18/02	9/18/03
1	Lost Instrument Bond	6184539	154,313.00	WASHINGTON MUTUAL	PEOPLES MORTGAGE CORPORATION	9/18/02	9/18/03
1	Lost Instrument Bond	6184540	187,442.00	WASHINGTON MUTUAL	PHM FINANCIAL INCORPORATED DBA PROFESSIONAL HOME MORTGAGE	9/18/02	9/18/03
1	Lost Instrument Bond	6184541	143,568.00	WASHINGTON MUTUAL	STRATFORD FUNDING, INC.	9/18/02	9/18/03
1	Lost Instrument Bond	6184542	152,340.00	WASHINGTON MUTUAL	MORTGAGE FINANCIAL SERVICES, INC.	9/18/02	9/18/09
1	Lost Instrument Bond	6184543	131,820.00	WASHINGTON MUTUAL	CMS MORTGAGE GROUP, INC.	9/18/02	9/18/03
1	Lost Instrument Bond	6184544	95,880.00	WASHINGTON MUTUAL	SOUTHERN FINANCIAL MORTGAGE	9/18/02	9/18/03
1	Lost Instrument Bond	6184545	286,920.00	WASHINGTON MUTUAL	CONSUMER HOME MORTGAGE, INC.	9/18/02	9/18/03
1	Lost Instrument Bond	6184546	135,604.00	WASHINGTON MUTUAL	FIRST NATIONAL BANK FKA CADDO FIRST NATIONAL	9/18/02	9/18/03
1	Lost Instrument Bond	6184547	200,605.00	WASHINGTON MUTUAL	CENTRAL ILLINOIS BANK MCLEAN COUNTY	9/18/02	9/18/03
1	Lost Instrument Bond	6184557	152,028.00	WASHINGTON MUTUAL	EXTRACO MORTGAGE	9/24/02	9/24/03
1	Lost Instrument Bond	6186230	2,010.00	WASHINGTON MUTUAL	MIT LENDING	9/24/02	9/24/03
1	Lost Instrument Bond	6186231	241,026.00	WASHINGTON MUTUAL	EZ FUNDING CORPORATION	9/24/02	9/24/03
1	Lost Instrument Bond	6186280	67,933.00	WASHINGTON MUTUAL	CHARLES F. CURRY COMPANY	9/30/02	9/30/03
1	Lost Instrument Bond	6186281	51,789.00	WASHINGTON MUTUAL	CHARLES F. CURRY COMPANY	9/30/02	9/30/03

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6186282	49,778.00	WASHINGTON MUTUAL	CHARLES F CURRY COMPANY	9/30/02	9/30/03
1	Lost Instrument Bond	6186283	109,673.00	WASHINGTON MUTUAL	CHARLES F. CURRY COMPANY	9/30/02	9/30/03
1	Lost Instrument Bond	6186284	15,270.00	WASHINGTON MUTUAL	CHARLES F. CURRY COMPANY	9/30/02	9/30/03
1	Lost Instrument Bond	6186285	51,719.00	WASHINGTON MUTUAL	CHARLES F CURRY COMPANY	9/30/02	9/30/03
1	Lost Instrument Bond	6186286	50,609.00	WASHINGTON MUTUAL	CHARLES F. CURRY COMPANY	9/30/02	9/30/03
1	Lost Instrument Bond	6186287	53,437.00	WASHINGTON MUTUAL	CHARLES F. CURRY COMPANY	9/30/02	9/30/03
1	Lost Instrument Bond	6186288	84,397.00	WASHINGTON MUTUAL	CHARLES R. CURRY COMPANY	9/30/02	9/30/03
1	Lost Instrument Bond	6186289	52,771.00	WASHINGTON MUTUAL	CHARLES F. CURRY COMPANY	9/30/02	9/30/03
1	Lost Instrument Bond	6186290	71,699.00	WASHINGTON MUTUAL	CHARLES F CURRY COMPANY	9/30/02	9/30/03
1	Lost Instrument Bond	6186291	71,122.00	WASHINGTON MUTUAL, INC.	CHARLES F. CURRY COMPANY	9/30/02	9/30/03
1	Lost Instrument Bond	6186292	1,921.00	WASHINGTON MUTUAL	CHARLES F. CURRY COMPANY	9/30/02	9/30/03
1	Lost Instrument Bond	6186293	4,957.00	WASHINGTON MUTUAL	CHARLES F. CURRY COMPANY	9/30/02	9/30/03
1	Lost Instrument Bond	6186294	5,462.00	WASHINGTON MUTUAL	CHARLES F. CURRY COMPANY	9/30/02	9/30/03
1	Lost Instrument Bond	6186295	5,919.00	WASHINGTON MUTUAL	CHARLES F. CURRY COMPANY	9/30/02	9/30/03
1	Lost Instrument Bond	6186296	12,172.00	WASHINGTON MUTUAL	CHARLES F CURRY COMPANY	9/30/02	9/30/03
1	Lost Instrument Bond	6186297	11,312.00	WASHINGTON MUTUAL	CHARLES F. CURRY COMPANY	9/30/02	9/30/03
1	Lost Instrument Bond	6186298	19,374.00	WASHINGTON MUTUAL	CHARLES F. CURRY COMPANY	9/30/02	9/30/03
1	Lost Instrument Bond	6186299	37,208.00	WASHINGTON MUTUAL	CHARLES F. CURRY COMPANY	9/30/02	9/30/03
1	Lost Instrument Bond	6186300	53,967.00	WASHINGTON MUTUAL	CHARLES F. CURRY COMPANY	9/30/02	9/30/03
1	Lost Instrument Bond	6186301	59,444.00	WASHINGTON MUTUAL	CHARLES F. CURRY COMPANY	9/30/02	9/30/03
1	Lost Instrument Bond	6186302	34,125.00	WASHINGTON MUTUAL	CHARLES F. CURRY COMPANY	9/30/02	9/30/03
1	Lost Instrument Bond	6186303	114,631.00	WASHINGTON MUTUAL	CHARLES F. CURRY COMPANY	9/30/02	9/30/03
1	Lost Instrument Bond	6186304	18,270.00	WASHINGTON MUTUAL	CHARLES F. CURRY COMPANY	9/30/02	9/30/03
1	Lost Instrument Bond	6186318	101,933.00	WASHINGTON MUTUAL	COMCOR MORTGAGE CORPORATION	10/14/02	10/14/03
1	Lost Instrument Bond	6186319	167,240.00	WASHINGTON MUTUAL	ADVANTAGE INVESTORS MORTG CORPORATION	10/14/02	10/14/03
1	Lost Instrument Bond	6186322	71,236.00	WASHINGTON MUTUAL	NUMERICA FUNDING, INC.	10/25/02	10/25/03

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6186323	58,017.00	WASHINGTON MUTUAL	NUMERICA FUNDING, INC.	10/25/02	10/25/03
1	Lost Instrument Bond	6186324	141,678.00	WASHINGTON MUTUAL	NUMERICA FUNDING, INC.	10/25/02	10/25/03
1	Lost Instrument Bond	6186325	81,285.00	WASHINGTON MUTUAL	NUMERICA FUNDING,INC.	10/25/02	10/25/03
1	Lost Instrument Bond	6186326	136,216.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	10/25/02	10/25/03
1	Lost Instrument Bond	6186327	81,447.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	10/25/02	10/25/03
1	Lost Instrument Bond	6186328	56,627.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	10/25/02	10/25/03
1	Lost Instrument Bond	6186329	89,405.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	10/25/02	10/25/03
1	Lost Instrument Bond	6188759	227,540.00	WASHINGTON MUTUAL	COASTAL CAPITAL CORP.	10/28/02	10/28/03
1	Lost Instrument Bond	6188760	135,756.00	WASHINGTON MUTUAL	HOME FEDERAL SAVINGS BANK	10/28/02	10/28/03
1	Lost Instrument Bond	6188811	70,361.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	10/25/02	10/25/03
1	Lost Instrument Bond	6188812	190,979.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	10/25/02	10/25/03
1	Lost Instrument Bond	6188813	151,987.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	10/25/02	10/25/03
1	Lost Instrument Bond	6188814	109,291.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	10/25/02	10/25/03
1	Lost Instrument Bond	6188815	88,709.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	10/25/02	10/25/03
1	Lost Instrument Bond	6188816	68,665.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	10/25/02	10/25/03
1	Lost Instrument Bond	6188817	68,597.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	10/25/02	10/25/03
1	Lost Instrument Bond	6188818	71,015.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	10/25/02	10/25/03
1	Lost Instrument Bond	6188819	68,080.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	10/25/02	10/25/03
1	Lost Instrument Bond	6188820	167,028.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	10/25/02	10/25/03
1	Lost Instrument Bond	6188821	76,753.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	10/25/02	10/25/03
1	Lost Instrument Bond	6188822	65,420.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	10/25/02	10/25/03
1	Lost Instrument Bond	6188823	81,447.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	10/25/02	10/25/03
1	Lost Instrument Bond	6188824	77,055.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	10/25/02	10/25/03
1	Lost Instrument Bond	6188825	129,079.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS	11/1/02	11/1/03
1	Lost Instrument Bond	6188826	105,660.00	WASHINGTON MUTUAL	PLATINUM DIRECT FUNDING	11/1/02	11/1/03
1	Lost Instrument Bond	6188831	64,079.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	11/5/02	11/5/03

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6188834	134,536.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS	11/7/02	11/7/03
1	Lost Instrument Bond	6188835	136,651.00	WASHINGTON MUTUAL	SYNERGY MORTGAGE CORP.	11/7/02	11/7/03
1	Lost Instrument Bond	6188837	259,800.00	WASHINGTON MUTUAL	MORTGAGE ENTERPRISE, LTD.	11/11/02	11/11/03
1	Lost Instrument Bond	6188840	173,565.00	WASHINGTON MUTUAL	FOOTHILL FUNDING GROUP, INC.	11/15/02	11/15/03
1	Lost Instrument Bond	6188841	68,300.00	WASHINGTON MUTUAL	GATEWAY FUNDING DIVERSIFIED MORTGAGE SERVICES, L.P.	11/15/02	11/15/03
1	Lost Instrument Bond	6188842	122,764.00	WASHINGTON MUTUAL	PREMIER MORTGAGE CORPORATION	11/15/02	11/15/03
1	Lost Instrument Bond	6188844	113,650.00	WASHINGTON MUTUAL	GATEWAY FUNDING DIVERSIFIED MORTGAGE SERVICES, L.P.	12/3/02	12/3/03
1	Lost Instrument Bond	6188845	38,658.00	WASHINGTON MUTUAL	TAYLOR, BEAN & WHITAKER MORTGAGE	12/2/02	12/2/03
1	Lost Instrument Bond	6188846	87,139.00	WASHINGTON MUTUAL	HOMESTAR MORTGAGE SERVICES, LLC	12/2/02	12/2/03
1	Lost Instrument Bond	6188847	119,688.00	WASHINGTON MUTUAL	TAYLOR, BEAN & WHITAKER MORTGAGE	12/2/02	12/2/03
1	Lost Instrument Bond	6188848	162,349.00	WASHINGTON MUTUAL	GEORGETOWN MORTGAGE, INC.	12/2/02	12/2/03
1	Lost Instrument Bond	6188849	129,946.00	WASHINGTON MUTUAL	MORTGAGE MARKET, INC.	12/2/02	12/2/03
1	Lost Instrument Bond	6188850	102,900.00	WASHINGTON MUTUAL	GATEWAY FUNDING DIVERSIFIED MORTGAGE SERVICES, L.P.	12/2/02	12/2/03
1	Lost Instrument Bond	6188851	143,602.00	WASHINGTON MUTUAL	MAC-CLAIR MORTGAGE CORPORATION	12/2/02	12/2/03
1	Lost Instrument Bond	6188852	118,980.00	WASHINGTON MUTUAL	MAC-CLAIR MORTGAGE CORPORATION	12/2/02	12/2/03
1	Lost Instrument Bond	6188853	80,692.00	WASHINGTON MUTUAL	WISCONSIN MORTGAGE CORPORATION	12/2/02	12/2/03
1	Lost Instrument Bond	6188854	91,079.00	WASHINGTON MUTUAL	STRATEGIC MORTGAGE COMPANY	12/2/02	12/2/03
1	Lost Instrument Bond	6188855	89,220.00	WASHINGTON MUTUAL	MAJOR MORTGAGE	12/2/02	12/2/03
1	Lost Instrument Bond	6188857	181,345.00	WASHINGTON MUTUAL	North American Mortgage Company	1/24/03	1/24/04
1	Lost Instrument Bond	6188858	140,193.00	WASHINGTON MUTUAL	North American Mortgage Company	12/5/02	12/5/03
1	Lost Instrument Bond	6188859	124,519.00	WASHINGTON MUTUAL	North American Mortgage Company	12/5/02	12/5/03
1	Lost Instrument Bond	6188860	132,143.00	WASHINGTON MUTUAL	North American Mortgage Company	12/5/02	12/5/03
1	Lost Instrument Bond	6193499	86,997.00	WASHINGTON MUTUAL	TOWNBANK MORTGAGE	12/5/02	12/5/03
1	Lost Instrument Bond	6193500	229,715.00	WASHINGTON MUTUAL	North American Mortgage Company	1/24/03	1/24/04
1	Lost Instrument Bond	6193501	156,032.00	WASHINGTON MUTUAL	North American Mortgage Company	12/5/02	12/5/03

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6193502	243,700.00	WASHINGTON MUTUAL	North American Mortgage Company	12/5/02	12/5/03
1	Lost Instrument Bond	6193503	137,758.00	WASHINGTON MUTUAL	SONOMA CONVEYANCING CORPORATION	12/5/02	12/5/03
1	Lost Instrument Bond	6193504	139,822.00	WASHINGTON MUTUAL	North American Mortgage Company	12/5/02	12/5/03
1	Lost Instrument Bond	6193505	132,167.00	WASHINGTON MUTUAL	North American Mortgage Company	1/24/03	1/24/04
1	Lost Instrument Bond	6193506	146,388.00	WASHINGTON MUTUAL	THE DIME SAVINGS BANK OF NEW YORK	12/5/02	12/5/03
1	Lost Instrument Bond	6193507	131,024.00	WASHINGTON MUTUAL	North American Mortgage Company	12/5/02	12/5/03
1	Lost Instrument Bond	6193508	79,130.00	WASHINGTON MUTUAL	ACADEMY MORTGAGE CORPORATION	12/5/02	12/5/03
1	Lost Instrument Bond	6193509	83,697.00	WASHINGTON MUTUAL	ACADEMY MORTGAGE CORPORATION DBA RESIDENTIAL MORTGAGE	1/24/03	1/24/04
1	Lost Instrument Bond	6193510	80,154.00	WASHINGTON MUTUAL	ASSOCIATED MORTGAGE CORPORATION	12/5/02	12/5/03
1	Lost Instrument Bond	6193511	97,553.00	WASHINGTON MUTUAL	MORTGAGE INVESTORS GROUP	12/5/02	12/5/03
1	Lost Instrument Bond	6193512	91,104.00	WASHINGTON MUTUAL	ACADEMY MORTGAGE CORPORATION	12/5/02	12/5/03
1	Lost Instrument Bond	6193513	76,392.00	WASHINGTON MUTUAL	SOUTHTRUST MORTGAGE CORPORATION	1/24/03	1/24/04
1	Lost Instrument Bond	6193514	87,437.00	WASHINGTON MUTUAL	North American Mortgage Company	1/24/03	1/24/04
1	Lost Instrument Bond	6193515	107,065.00	WASHINGTON MUTUAL	THE DIME SAVINGS BANK OF NEW YORK	12/5/02	12/5/03
1	Lost Instrument Bond	6193516	195,815.00	WASHINGTON MUTUAL	North American Mortgage Company	12/5/02	12/5/03
1	Lost Instrument Bond	6193517	163,362.00	WASHINGTON MUTUAL	UNIVERSAL LENDING CORPORATION	12/5/02	12/5/03
1	Lost Instrument Bond	6193518	110,072.00	WASHINGTON MUTUAL	North American Mortgage Company	12/5/02	12/5/03
1	Lost Instrument Bond	6193519	121,797.00	WASHINGTON MUTUAL	North American Mortgage Company	12/5/02	12/5/03
1	Lost Instrument Bond	6193520	110,741.00	WASHINGTON MUTUAL	North American Mortgage Company	12/5/02	12/5/03
1	Lost Instrument Bond	6193521	94,699.00	WASHINGTON MUTUAL	NORTH AMERICAN MORTGAGE COMANY	1/24/03	1/24/04
1	Lost Instrument Bond	6193522	131,972.00	WASHINGTON MUTUAL	North American Mortgage Company	1/24/03	1/24/04
1	Lost Instrument Bond	6193523	210,098.00	WASHINGTON MUTUAL	North American Mortgage Company	12/5/02	12/5/03
1	Lost Instrument Bond	6193524	154,015.00	WASHINGTON MUTUAL	North American Mortgage Company	12/5/02	12/5/03
1	Lost Instrument Bond	6193525	144,585.00	WASHINGTON MUTUAL	North American Mortgage Company	1/24/03	1/24/04
1	Lost Instrument Bond	6193526	159,942.00	WASHINGTON MUTUAL	PROFESSIONAL HOME MORTGAGE	12/5/02	12/5/03
1	Lost Instrument Bond	6193527	64,980.00	WASHINGTON MUTUAL	AMERICAN MIDWEST MORTGAGE CORPORATION	12/5/02	12/5/03

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6193528	176,160.00	WASHINGTON MUTUAL	CAPITAL MORTGAGE FUNDING LLC	12/5/02	12/5/03
1	Lost Instrument Bond	6193529	152,040.00	WASHINGTON MUTUAL	CAPITAL MORTGAGE FUNDING LLC	12/5/02	12/5/03
1	Lost Instrument Bond	6193530	179,580.00	WASHINGTON MUTUAL	CAPITAL MORTGAGE FUNDING LLC	12/5/02	12/5/03
1	Lost Instrument Bond	6193531	161,940.00	WASHINGTON MUTUAL	CAPITAL MORTGAGE FUNDING LLC	12/5/02	12/5/03
1	Lost Instrument Bond	6193532	173,380.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	12/5/02	12/5/03
1	Lost Instrument Bond	6193533	140,676.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	12/5/02	12/5/03
1	Lost Instrument Bond	6193534	151,133.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	12/5/02	12/5/03
1	Lost Instrument Bond	6193535	130,375.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	12/5/02	12/5/03
1	Lost Instrument Bond	6193536	103,881.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	12/5/02	12/5/03
1	Lost Instrument Bond	6193537	115,307.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	12/5/02	12/5/03
1	Lost Instrument Bond	6193538	109,782.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK FA	12/5/02	12/5/03
1	Lost Instrument Bond	6193539	145,526.00	WASHINGTON MUTUAL	HEARTWELL MORTGAGE CORPORATION	12/12/02	12/12/03
1	Lost Instrument Bond	6193542	157,896.00	WASHINGTON MUTUAL	SECURITY MORTGAGE, INC.	12/16/02	12/16/03
1	Lost Instrument Bond	6193544	104,820.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	12/18/02	12/18/03
1	Lost Instrument Bond	6193545	87,704.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	12/18/02	12/18/03
1	Lost Instrument Bond	6193546	127,255.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	12/18/02	12/18/03
1	Lost Instrument Bond	6193547	41,729.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	12/18/02	12/18/03
1	Lost Instrument Bond	6193548	98,297.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	12/18/02	12/18/03
1	Lost Instrument Bond	6193549	90,845.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	12/18/02	12/18/03
1	Lost Instrument Bond	6193550	95,679.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	12/18/02	12/18/03
1	Lost Instrument Bond	6193551	93,968.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	12/18/02	12/18/03
1	Lost Instrument Bond	6193552	69,215.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	12/18/02	12/18/03
1	Lost Instrument Bond	6193553	130,915.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	12/18/02	12/18/03
1	Lost Instrument Bond	6193554	150,603.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	12/18/02	12/18/03
1	Lost Instrument Bond	6193555	114,848.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	12/18/02	12/18/03
1	Lost Instrument Bond	6193556	127,557.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	12/18/02	12/18/03

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6193557	99,204.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	12/18/02	12/18/03
1	Lost Instrument Bond	6193558	151,544.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	12/18/02	12/18/03
1	Lost Instrument Bond	6193559	109,782.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	12/18/02	12/18/03
1	Lost Instrument Bond	6193560	105,279.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	12/5/02	12/5/03
1	Lost Instrument Bond	6193561	149,707.00	WASHINGTON MUTUAL	MONTANA MORTGAGE COMPANY	12/31/02	12/31/03
1	Lost Instrument Bond	6193562	211,800.00	WASHINGTON MUTUAL	Mackinac Savings Bank	12/31/02	12/31/03
1	Lost Instrument Bond	6193563	164,430.00	WASHINGTON MUTUAL	FIRST MORTGAGE CORPORATION	12/31/02	12/31/03
1	Lost Instrument Bond	6193564	182,152.00	WASHINGTON MUTUAL	MAC-CLAIR MORTGAGE CORPORATION	12/31/02	12/31/03
1	Lost Instrument Bond	6193565	152,008.00	WASHINGTON MUTUAL	PREMIER MORTGAGE GROUP LLC	12/31/02	12/31/03
1	Lost Instrument Bond	6193566	64,194.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	1/22/03	1/22/04
1	Lost Instrument Bond	6193567	112,808.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	1/22/03	1/22/04
1	Lost Instrument Bond	6193568	132,415.00	WASHINGTON MUTUAL	TRUST ONE MORTGAGE CORPORATION	1/22/03	1/22/04
1	Lost Instrument Bond	6193569	93,968.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	1/22/03	1/22/04
1	Lost Instrument Bond	6193570	95,679.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	1/22/03	1/22/04
1	Lost Instrument Bond	6193572	68,629.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	1/24/03	1/24/04
1	Lost Instrument Bond	6193573	102,382.00	WASHINGTON MUTUAL	AMERICAN UNITED MORTGAGE SERVICES OF AMERICA	1/24/03	1/24/04
1	Lost Instrument Bond	6193574	194,372.00	WASHINGTON MUTUAL	SUMMIT MORTGAGE CORPORATION	1/24/03	1/24/04
1	Lost Instrument Bond	6193575	72,000.00	WASHINGTON MUTUAL	MAC-CLAIR MORTGAGE CORPORATION	1/24/03	1/24/04
1	Lost Instrument Bond	6193576	129,323.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	1/24/03	1/24/04
1	Lost Instrument Bond	6193577	127,056.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	1/24/03	1/24/04
1	Lost Instrument Bond	6193578	90,845.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	1/24/03	1/24/04
1	Lost Instrument Bond	6193579	135,552.00	WASHINGTON MUTUAL	North American Mortgage Company	1/24/03	1/24/04
1	Lost Instrument Bond	6193580	172,148.00	WASHINGTON MUTUAL	DAVID MORTGAGE INC. DBA BARNACLO HOME LOAN	1/30/03	1/30/04
1	Lost Instrument Bond	6193581	182,090.00	WASHINGTON MUTUAL	American Fidelity Mortgage	1/30/03	1/30/04
1	Lost Instrument Bond	6193582	85,868.00	WASHINGTON MUTUAL	paragon home lending llc	1/30/03	1/30/04

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6193583	212,071.00	WASHINGTON MUTUAL	paragon home lending llc	1/30/03	1/30/04
1	Lost Instrument Bond	6193584	114,655.00	WASHINGTON MUTUAL	PARAGON HOME LEDNING, LLC	1/30/03	1/30/04
1	Lost Instrument Bond	6193585	185,708.00	WASHINGTON MUTUAL	paragon home lending llc	1/30/03	1/30/04
1	Lost Instrument Bond	6193586	94,651.00	WASHINGTON MUTUAL	FRIST BANK AND TRUST CO	1/30/03	1/30/04
1	Lost Instrument Bond	6193587	97,086.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	1/30/03	1/30/04
1	Lost Instrument Bond	6193588	146,483.00	WASHINGTON MUTUAL	ALLIED HOME MORTGAGE CAPITAL CORPORATION	1/30/03	1/30/04
1	Lost Instrument Bond	6193589	116,608.00	WASHINGTON MUTUAL	ALLIED HOME MORTGAGE CAPITAL CORPORATION	1/30/03	1/30/04
1	Lost Instrument Bond	6193590	200,053.00	WASHINGTON MUTUAL	CUSTOM MORTGAGE, INC	1/30/03	1/30/04
1	Lost Instrument Bond	6193591	72,775.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	1/30/03	1/30/04
1	Lost Instrument Bond	6193592	97,946.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	1/30/03	1/30/04
1	Lost Instrument Bond	6193593	149,958.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	1/30/03	1/30/04
1	Lost Instrument Bond	6193594	84,721.00	WASHINGTON MUTUAL	AMSOUTH BANK	2/4/03	2/4/04
1	Lost Instrument Bond	6193596	244,368.00	WASHINGTON MUTUAL	united capital mortgage corp	2/5/03	2/5/04
1	Lost Instrument Bond	6193597	215,687.00	WASHINGTON MUTUAL	STRATEGIC MORTGAGE COMPANY	2/5/03	2/5/04
1	Lost Instrument Bond	6193598	133,320.00	WASHINGTON MUTUAL	DAVID MORTGAGE INC	2/5/03	2/5/04
1	Lost Instrument Bond	6199467	137,048.00	WASHINGTON MUTUAL	PILLAR FINANCIAL	1/13/03	1/13/04
1	Lost Instrument Bond	6199468	69,588.00	WASHINGTON MUTUAL	CASTLE MORTGAGE CORPORATION	1/13/03	1/13/04
1	Lost Instrument Bond	6199469	122,872.00	WASHINGTON MUTUAL	CENTRAL ILLINOIS BANK MCLEAN COUNTY	1/13/03	1/13/04
1	Lost Instrument Bond	6199470	131,491.00	WASHINGTON MUTUAL	MORTGAGE PORTFOLIO SERVICES, INC.	1/13/03	1/13/04
1	Lost Instrument Bond	6199471	176,305.00	WASHINGTON MUTUAL	PLATINUM HOME MORTGAGE CORP	1/13/03	1/13/04
1	Lost Instrument Bond	6199472	372,172.00	WASHINGTON MUTUAL	U.S. MORTGAGE CORP. DBA LEND AMERICA	1/13/03	1/13/04
1	Lost Instrument Bond	6199473	230,384.00	WASHINGTON MUTUAL	mountain crest mortgage inc	1/13/03	1/13/04
1	Lost Instrument Bond	6199474	176,802.00	WASHINGTON MUTUAL	RESERVE MORTGAGE INVESTMENTS, LLC	1/13/03	1/13/04
1	Lost Instrument Bond	6199475	176,256.00	WASHINGTON MUTUAL	CONTOUR MORTGAGE GROUP, INC	1/13/03	1/13/04
1	Lost Instrument Bond	6199476	188,382.00	WASHINGTON MUTUAL	ROCKY MOUNTAIN MORTGAGE SPECIALIST INC	1/13/03	1/13/04
1	Lost Instrument Bond	6199507	159,270.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS	1/15/03	1/15/04

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6199508	174,727.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS	1/15/03	1/15/04
1	Lost Instrument Bond	6199509	98,818.00	WASHINGTON MUTUAL	AMERIFIRST FINANCIAL CORPORATION	1/15/03	1/15/04
1	Lost Instrument Bond	6199510	138,875.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS	1/15/03	1/15/04
1	Lost Instrument Bond	6199511	140,786.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS	1/15/03	1/15/04
1	Lost Instrument Bond	6199512	90,536.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS	1/15/03	1/15/04
1	Lost Instrument Bond	6199513	96,185.00	WASHINGTON MUTUAL	PARAGON HOME LENDING, LLC	1/15/03	1/15/04
1	Lost Instrument Bond	6199535	80,759.00	WASHINGTON MUTUAL	LAKE MORTGAGE COMPANY, INC	1/22/03	1/22/04
1	Lost Instrument Bond	6202722	100,276.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	2/24/03	2/24/04
1	Lost Instrument Bond	6202723	91,682.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	2/24/03	2/24/04
1	Lost Instrument Bond	6202724	118,738.00	WASHINGTON MUTUAL	WASHINTON MUTUAL BANK, FA	2/24/03	2/24/04
1	Lost Instrument Bond	6202725	181,796.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	2/24/03	2/24/04
1	Lost Instrument Bond	6202726	160,960.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	2/24/03	2/24/04
1	Lost Instrument Bond	6202748	48,415.00	WASHINGTON MUTUAL	TOWNE & COUNTRY MORTGAGE	3/21/03	2/21/04
1	Lost Instrument Bond	6202749	297,550.00	WASHINGTON MUTUAL	BUDGET MORTGAGE BANKERS, LTD	3/21/03	3/21/04
1	Lost Instrument Bond	6202750	329,850.00	WASHINGTON MUTUAL	FIRST WEST MORTGAGE BANKERS, LTD.	3/21/03	3/21/04
1	Lost Instrument Bond	6202751	134,101.00	WASHINGTON MUTUAL	GROVES FUNDING CORP.	3/21/03	3/21/04
1	Lost Instrument Bond	6202752	107,769.00	WASHINGTON MUTUAL	AMCAP MORTGAGE, LTD	3/21/03	3/21/04
1	Lost Instrument Bond	6202753	194,880.00	WASHINGTON MUTUAL	SECURITY MORTGAGE INC.	3/21/03	3/21/04
1	Lost Instrument Bond	6202754	166,128.00	WASHINGTON MUTUAL	WARREN FEDERAL CREDIT UNION	3/21/03	3/21/04
1	Lost Instrument Bond	6202763	117,200.00	WASHINGTON MUTUAL	PINE STATE MORTGAGE CORP	3/21/03	3/21/04
1	Lost Instrument Bond	6202764	131,651.00	WASHINGTON MUTUAL	FOUNDATION FUNDING GROUP, INC.	3/24/03	3/24/04
1	Lost Instrument Bond	6202769	105,217.00	WASHINGTON MUTUAL	FOUNDATION FUNDING GROUP, INC.	3/26/03	3/26/04
1	Lost Instrument Bond	6202770	125,517.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	3/21/03	3/21/04
1	Lost Instrument Bond	6202772	86,660.00	WASHINGTON MUTUAL	MILLS COUNTY STATE BANK	3/27/03	3/27/04
1	Lost Instrument Bond	6202773	156,000.00	WASHINGTON MUTUAL	COLORADO FEDERAL SAVINGS BANK	3/27/03	3/27/04
1	Lost Instrument Bond	6202788	105,539.00	WASHINGTON MUTUAL	SUMMIT MORTGAGE CORPORATION	4/9/03	4/9/04

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6202795	211,201.00	WASHINGTON MUTUAL	EQUITY MORTGAGE CORPORATION	2/5/03	2/5/04
1	Lost Instrument Bond	6202800	99,829.00	WASHINGTON MUTUAL	paragon home lending llc	2/14/03	2/14/04
1	Lost Instrument Bond	6202801	254,014.00	WASHINGTON MUTUAL	HOME AMERICAN MORTGAGE CORPORATION	2/14/03	2/14/04
1	Lost Instrument Bond	6202802	230,581.00	WASHINGTON MUTUAL	HOME AMERICAN MORTGAGE CORPORATION	2/14/03	2/14/04
1	Lost Instrument Bond	6202803	78,120.00	WASHINGTON MUTUAL	AMERIFIRST FINANCIAL CORPORATION	2/14/03	2/14/04
1	Lost Instrument Bond	6202804	140,490.00	WASHINGTON MUTUAL	PLYMOUTH EXCHANGE MORTGAGE CORPORATION	2/14/03	2/14/04
1	Lost Instrument Bond	6202805	258,900.00	WASHINGTON MUTUAL	paragon home lending llc	2/14/03	2/14/04
1	Lost Instrument Bond	6202808	132,368.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS	2/26/02	2/26/03
1	Lost Instrument Bond	6202809	144,985.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS	2/26/03	2/22/04
1	Lost Instrument Bond	6202810	140,633.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS	2/26/03	2/26/04
1	Lost Instrument Bond	6202811	184,049.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS	2/26/03	2/26/04
1	Lost Instrument Bond	6202812	193,224.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS	2/26/03	2/26/04
1	Lost Instrument Bond	6202813	116,806.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS	2/26/03	2/26/04
1	Lost Instrument Bond	6202826	133,393.00	WASHINGTON MUTUAL	NOVASTAR MORTGAGE, INC.	3/17/03	3/17/04
1	Lost Instrument Bond	6202827	104,650.00	WASHINGTON MUTUAL	WESTAR MORTGAGE CORP.,INC.	3/17/03	3/17/04
1	Lost Instrument Bond	6202828	203,820.00	WASHINGTON MUTUAL	MORTAGE INVESTORS CORPORATION	3/17/03	3/17/04
1	Lost Instrument Bond	6202829	137,773.00	WASHINGTON MUTUAL	TRUST ONE	3/17/03	3/17/04
1	Lost Instrument Bond	6202831	256,819.00	WASHINGTON MUTUAL	Chicago Bancorp, Inc.	3/17/03	3/17/04
1	Lost Instrument Bond	6202832	166,678.00	WASHINGTON MUTUAL	GUARANTY FEDERAL FINANCIAL CORPORATION	3/17/03	3/17/04
1	Lost Instrument Bond	6202833	155,160.00	WASHINGTON MUTUAL	NEW AMERICA FINANCIAL	3/17/03	3/17/04
1	Lost Instrument Bond	6202838	127,597.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS	3/19/03	3/19/04
1	Lost Instrument Bond	6202839	106,871.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS	3/19/03	3/19/04
1	Lost Instrument Bond	6202840	124,573.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS	3/19/03	3/19/04
1	Lost Instrument Bond	6202841	108,446.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS	3/19/03	3/19/04
1	Lost Instrument Bond	6202842	166,254.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS	3/19/03	3/19/04

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6202843	129,917.00	WASHINGTON MUTUAL	FOUNDATION FUNDING GROUP, INC.	3/26/03	3/26/04
1	Lost Instrument Bond	6202849	110,201.00	WASHINGTON MUTUAL	PRINCETON MORTGAGE CORPORATION	4/8/03	4/8/04
1	Lost Instrument Bond	6202850	58,475.00	WASHINGTON MUTUAL	PRINCETON MORTGAGE CORPORATION	4/8/03	4/8/04
1	Lost Instrument Bond	6202851	136,150.00	WASHINGTON MUTUAL	PRINCETON MORTGAGE CORPORATION	4/8/03	4/8/04
1	Lost Instrument Bond	6202852	110,752.00	WASHINGTON MUTUAL	PRIMARY CAPITAL ADVISORS LLC	4/9/03	4/9/04
1	Lost Instrument Bond	6202853	246,039.00	WASHINGTON MUTUAL	PRINCETON MORTGAGE CORPORATION	4/9/03	4/9/04
1	Lost Instrument Bond	6202858	135,816.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	4/15/03	4/15/04
1	Lost Instrument Bond	6202859	120,625.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	4/15/03	4/15/04
1	Lost Instrument Bond	6202860	42,481.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	4/15/03	4/15/04
1	Lost Instrument Bond	6202861	119,495.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	4/15/03	4/15/04
1	Lost Instrument Bond	6202862	58,814.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	4/15/03	4/15/04
1	Lost Instrument Bond	6202863	67,532.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	4/15/03	4/15/04
1	Lost Instrument Bond	6202864	252,176.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	4/15/03	4/15/04
1	Lost Instrument Bond	6202865	150,502.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	4/15/03	4/15/04
1	Lost Instrument Bond	6202866	158,766.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	4/15/03	4/15/04
1	Lost Instrument Bond	6202867	115,031.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, F.A.	4/15/03	4/15/04
1	Lost Instrument Bond	6202868	35,192.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	4/15/03	4/15/04
1	Lost Instrument Bond	6202869	84,322.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, F.A.	4/15/03	4/15/04
1	Lost Instrument Bond	6202870	64,967.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, F.A.	4/15/03	4/15/04
1	Lost Instrument Bond	6202871	88,266.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, F.A.	4/15/03	4/15/04
1	Lost Instrument Bond	6202872	74,533.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	4/15/03	4/15/04
1	Lost Instrument Bond	6202873	35,991.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, F.A.	4/15/03	4/15/04
1	Lost Instrument Bond	6202874	124,349.00	WASHINGTON MUTUAL	Washington Mutual Bank, FA	4/15/03	4/15/04
1	Lost Instrument Bond	6202875	139,411.00	WASHINGTON MUTUAL	PLYMOUTH EXCHANGE MORTGAGE	4/15/03	4/15/04
1	Lost Instrument Bond	6202876	128,194.00	WASHINGTON MUTUAL	MACCLAIR MORTGAGE	4/15/03	4/15/04
1	Lost Instrument Bond	6202877	92,923.00	WASHINGTON MUTUAL	PRINCETON MORTGAGE CORPORATION	4/15/03	4/15/04

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6202879	97,853.00	WASHINGTON MUTUAL	PRINCETON MORTGAGE CORPORATION	4/18/03	4/18/04
1	Lost Instrument Bond	6202880	133,900.00	WASHINGTON MUTUAL	PRINCETON MORTGAGE CORPORATION	4/18/03	4/18/04
1	Lost Instrument Bond	6216599	128,243.00	WASHINGTON MUTUAL	WATERMARK FINANCIAL PARTNERS	5/1/03	5/1/04
1	Lost Instrument Bond	6216601	46,713.00	WASHINGTON MUTUAL	BANC ONE MORTGAGE CORPORATION	5/1/03	5/1/04
1	Lost Instrument Bond	6216602	146,435.00	WASHINGTON MUTUAL	paragon home lending	5/1/03	5/1/04
1	Lost Instrument Bond	6216603	198,778.00	WASHINGTON MUTUAL	CLASSIC MORTGAGE, LLC	5/1/03	5/1/04
1	Lost Instrument Bond	6216609	166,409.00	WASHINGTON MUTUAL BANK, FA	US MORTGAGE CORPORATION	5/28/03	5/28/04
1	Lost Instrument Bond	6216610	121,541.00	WASHINGTON MUTUAL BANK, FA	US MORTGAGE CORPORATION	5/28/03	5/28/04
1	Lost Instrument Bond	6216612	121,185.00	WASHINGTON MUTUAL	AMERIFIRST FINANCIAL CORPORATION DBA HOME LOAN CONSULTANTS	5/15/03	5/15/04
1	Lost Instrument Bond	6216613	64,110.00	WASHINGTON MUTUAL	FIRST PREFERENCE MORTGAGE CORP.	5/15/03	5/15/04
1	Lost Instrument Bond	6216614	144,674.00	WASHINGTON MUTUAL BANK, FA	PRINCETON MORTGAGE CORPORATION	5/8/03	5/8/04
1	Lost Instrument Bond	6216615	174,150.00	WASHINGTON MUTUAL BANK, FA	PRINCETON MORTGAGE CORPORATION	5/28/03	5/28/04
1	Lost Instrument Bond	6216627	163,936.00	WASHINGTON MUTUAL BANK, F.A.	TCF MORTGAGE	5/9/03	5/9/04
1	Lost Instrument Bond	6216628	113,460.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216629	62,842.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216630	64,561.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216631	97,503.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216632	146,353.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216633	64,816.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216634	73,010.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216635	93,990.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216636	74,147.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216637	88,646.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216638	78,762.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216639	83,342.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216640	89,258.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6216641	88,327.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216642	189,911.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216643	82,623.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216644	286,437.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216645	190,005.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216646	72,790.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216647	128,223.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216648	101,692.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216649	46,931.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216650	141,066.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216651	146,448.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216652	30,618.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216653	157,636.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216654	178,535.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216655	155,326.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216656	171,902.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216657	113,541.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216658	121,414.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216659	162,771.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216660	145,876.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216661	107,420.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216662	236,188.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216663	173,790.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216664	100,897.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216665	156,875.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6216666	201,450.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216667	120,630.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216668	32,360.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216669	35,192.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216670	78,148.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216671	51,537.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216672	75,882.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216673	95,994.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216674	107,400.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216675	111,528.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216676	64,086.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216677	124,727.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216678	90,848.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216679	84,000.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216680	125,394.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216681	115,031.00	WASHINGTON MUTUAL BANK FA	WASHINGTON MUTUAL BANK FA	5/12/03	5/12/04
1	Lost Instrument Bond	6216684	236,292.00	WASHINGTON MUTUAL BANK, FA	1st advantage mortgage	5/13/03	5/13/04
1	Lost Instrument Bond	6221119	145,790.00	WASHINGTON MUTUAL BANK, FA	KAUFMAN AND BROAD MORTGAGE COMPANY	5/19/03	5/19/04
1	Lost Instrument Bond	6221120	91,254.00	WASHINGTON MUTUAL BANK, FA	MORTGAGE INVESTORS GROUP	5/19/03	5/19/04
1	Lost Instrument Bond	6221121	113,647.00	WASHINGTON MUTUAL BANK, FA	American Fidelity Mortgage	5/19/03	5/19/04
1	Lost Instrument Bond	6221122	145,692.00	WASHINGTON MUTUAL BANK, FA	FIRST AMERICAN BANK	5/19/03	5/19/04
1	Lost Instrument Bond	6221123	264,043.00	WASHINGTON MUTUAL BANK, FA	home savings mortgage	5/19/03	5/19/04
1	Lost Instrument Bond	6221124	138,516.00	WASHINGTON MUTUAL BANK, FA	PINNACLE FINANCIAL CORPORATION DBA PRO STARR LENDING	5/19/03	5/19/04
1	Lost Instrument Bond	6221125	207,493.00	WASHINGTON MUTUAL BANK, FA	homeowners mortgage enterprises, inc	5/19/03	5/19/04
1	Lost Instrument Bond	6221126	102,477.00	WASHINGTON MUTUAL BANK, FA	CENTRAL BANK & TRUST	5/19/03	5/19/04
1	Lost Instrument Bond	6221127	205,791.00	WASHINGTON MUTUAL BANK, FA	SYRACUSE SECURITIES	5/19/03	5/19/04

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6221128	154,637.00	WASHINGTON MUTUAL BANK, FA	WALL STREET FINANCIAL CORPORATION	5/19/03	5/19/04
1	Lost Instrument Bond	6221129	88,241.00	WASHINGTON MUTUAL BANK, FA	MORTGAGE INVESTORS GROUP	5/19/03	5/19/04
1	Lost Instrument Bond	6221130	68,452.00	WASHINGTON MUTUAL BANK, FA	TURNER MORTGAGE COMPANY	5/19/03	5/19/04
1	Lost Instrument Bond	6221131	189,207.00	WASHINGTON MUTUAL BANK, FA	PARAMOUNT FUNDING CORP.	5/19/03	5/19/04
1	Lost Instrument Bond	6221132	209,142.00	WASHINGTON MUTUAL BANK, FA	VENTURE ONE MORTGAGE CORPORATION	5/19/03	5/19/04
1	Lost Instrument Bond	6221133	101,002.00	WASHINGTON MUTUAL BANK, FA	AURORA LOAN SERVICES INC.	5/19/03	5/19/04
1	Lost Instrument Bond	6221134	67,580.00	WASHINGTON MUTUAL BANK, FA	HAMILTON MORTGAGE CORPORATION	5/19/03	5/19/04
1	Lost Instrument Bond	6221135	168,089.00	WASHINGTON MUTUAL BANK, FA	COMMONWEALTH BANK & TRUST COMPANY	5/19/03	5/19/04
1	Lost Instrument Bond	6221136	93,819.00	WASHINGTON MUTUAL BANK, FA	TAYLOR, BEAN & WHITAKER MORTGAGE CORP	5/19/03	5/19/04
1	Lost Instrument Bond	6221137	83,648.00	WASHINGTON MUTUAL BANK, FA	TAYLOR, BEAN & WHITAKER MORTGAGE CORP	5/19/03	5/19/04
1	Lost Instrument Bond	6221138	98,493.00	WASHINGTON MUTUAL BANK FA	mortgage investors corporation	5/19/03	5/19/04
1	Lost Instrument Bond	6221139	203,160.00	WASHINGTON MUTUAL BANK, FA	TRUST ONE MORTGAGE CORPORATION	5/19/03	5/19/04
1	Lost Instrument Bond	6221141	142,921.00	WASHINGTON MUTUAL BANK, FA	AMERIGROUP MORTGAGE CORPORATION, A DIVISION OF MORTGAGE	5/19/03	5/19/04
1	Lost Instrument Bond	6221142	136,159.00	WASHINGTON MUTUAL BANK, FA	FIRST MAGNUS FINANCIAL CORPORATION	5/19/03	5/19/04
1	Lost Instrument Bond	6221143	132,024.00	WASHINGTON MUTUAL BANK, FA	AMERIGROUP MORTGAGE CORPORATION, A DIVISION OF MORTGAGE	5/19/03	5/19/04
1	Lost Instrument Bond	6221144	236,525.00	WASHINGTON MUTUAL BANK, FA	kb home mortgage company	5/19/03	5/19/04
1	Lost Instrument Bond	6221145	133,286.00	WASHINGTON MUTUAL BANK, FA	FIRST ALLIANCE BANK	5/19/03	5/19/04
1	Lost Instrument Bond	6221146	127,334.00	WASHINGTON MUTUAL BANK, FA	FIRST PACIFIC FINANCIAL	5/19/03	5/19/04
1	Lost Instrument Bond	6221147	284,740.00	WASHINGTON MUTUAL BANK, FA	ALLIANCE MORTGAGE BANKING CORPORATION	5/19/03	5/19/04
1	Lost Instrument Bond	6221148	143,652.00	WASHINGTON MUTUAL BANK, FA	SUMMIT FINANCIAL CENTER, INC	5/19/03	5/19/04
1	Lost Instrument Bond	6221149	172,650.00	WASHINGTON MUTUAL BANK, FA	TAYLOR, BEAN & WHITAKER MORTGAGE CORP	5/19/03	5/19/04
1	Lost Instrument Bond	6221150	147,708.00	WASHINGTON MUTUAL BANK, FA	FLEET NATIONAL BANK	5/19/03	5/19/04
1	Lost Instrument Bond	6221151	180,325.00	WASHINGTON MUTUAL BANK, FA	LOANCITY.COM	5/19/03	5/19/04
1	Lost Instrument Bond	6221152	128,302.00	WASHINGTON MUTUAL BANK, FA	PRIORITY ONE MORTGAGE	5/19/03	5/19/04
1	Lost Instrument Bond	6221153	199,112.00	WASHINGTON MUTUAL BANK, FA	AMERIGROUP MORTGAGE CORPORATION, A DIVISION OF MORTGAGE	5/19/03	5/19/04
1	Lost Instrument Bond	6221155	108,186.00	WASHINGTON MUTUAL BANK, FA	TAYLOR, BEAN & WHITAKER MORTGAGE CORP.	5/19/03	5/19/04

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6221156	116,184.00	WASHINGTON MUTUAL BANK, FA	FIRST MAGNUS FINANCIAL CORPORATION	5/19/03	5/19/04
1	Lost Instrument Bond	6221157	120,640.00	WASHINGTON MUTUAL BANK, FA	SILVER STATE MORTGAGE	5/19/03	5/19/04
1	Lost Instrument Bond	6221158	112,659.00	WASHINGTON MUTUAL BANK, FA	WHITE OAK MORTGAGE GROUP, LLC	5/19/03	5/19/04
1	Lost Instrument Bond	6221159	134,793.00	WASHINGTON MUTUAL BANK, FA	MORTGAGE INVESTORS GROUP	5/19/03	5/19/04
1	Lost Instrument Bond	6221160	104,413.00	WASHINGTON MUTUAL BANK, FA	TRUST AMERICA MORTGAGE, INC.	5/19/03	5/19/04
1	Lost Instrument Bond	6221161	92,259.00	WASHINGTON MUTUAL BANK, FA	JOHNSON MORTGAGE COMPANY,LLC	7/19/03	4/19/04
1	Lost Instrument Bond	6221162	45,570.00	WASHINGTON MUTUAL BANK, FA	BATH NATIONAL BANK	5/19/03	5/19/04
1	Lost Instrument Bond	6221163	124,956.00	WASHINGTON MUTUAL BANK, FA	JOHNSON MORTGAGE COMPANY, LLC	5/19/03	5/19/04
1	Lost Instrument Bond	6221164	107,092.00	WASHINGTON MUTUAL BANK, FA	HAMILTON MORTGAGE COMPANY DBA PHOENIX HOME LENDING	5/19/03	5/19/04
1	Lost Instrument Bond	6221165	113,723.00	WASHINGTON MUTUALBANK, FA	SUN AMERICA MORTGAGE CORPORATION	5/19/03	5/19/04
1	Lost Instrument Bond	6221166	103,922.00	WASHINGTON MUTUAL BANK, FA	HAMILTON MORTGAGE COMPANY	5/19/03	5/19/04
1	Lost Instrument Bond	6221167	86,533.00	WASHINGTON MUTUAL BANK, FA	SERVICE MORTGAGE UNDERWRITERS, INC.	5/19/03	5/19/04
1	Lost Instrument Bond	6221168	164,395.00	WASHINGTON MUTUAL BANK, FA	ACADEMY MORTGAGE CORPORATION	5/19/03	5/19/04
1	Lost Instrument Bond	6221169	66,434.00	WASHINGTON MUTUAL BANK, FA	SUN AMERICA MORTGAGE CORPORATION	5/19/03	5/19/04
1	Lost Instrument Bond	6221170	107,238.00	WASHINGTON MUTUAL BANK, FA	CAPITAL INTERNATIONAL FINANCIAL, INC.	5/19/03	5/19/04
1	Lost Instrument Bond	6221171	148,175.00	WASHINGTON MUTUAL BANK, FA	PLATINUM CAPITAL GROUP DBA PRIMERA MORTGAGE CO.	5/19/03	5/19/04
1	Lost Instrument Bond	6221172	171,924.00	WASHINGTON MUTUAL BANK, FA	UNITY MORTGAGE CORPORATION	5/19/03	5/19/04
1	Lost Instrument Bond	6221173	269,957.00	WASHINGTON MUTUAL BANK, FA	MORTGAGE ENTERPRISE, LTD	5/19/03	5/19/04
1	Lost Instrument Bond	6221174	297,060.00	WASHINGTON MUTUAL BANK, FA	Coastal Capital Corporation dba The Mortgage Shop	5/19/03	5/19/04
1	Lost Instrument Bond	6221175	111,001.00	WASHINGTON MUTUAL BANK, FA	CITY STATE BANK	5/19/03	5/19/04
1	Lost Instrument Bond	6221176	101,890.00	WASHINGTON MUTUAL BANK, FA	FIRST COMMERCE BANK	5/19/03	5/19/04
1	Lost Instrument Bond	6221177	163,188.00	WASHINGTON MUTUAL BANK, FA	GROUP ONE MORTGAGE INC.	5/19/03	5/19/04
1	Lost Instrument Bond	6221178	114,447.00	WASHINGTON MUTUAL BANK, FA	COMMUNITY FIRST MORTGAGE CORPORATION	5/19/03	5/19/04
1	Lost Instrument Bond	6221179	187,004.00	WASHINGTON MUTUAL BANK, FA	Majestic Home Mortgage Corporation	5/19/03	5/19/04
1	Lost Instrument Bond	6221180	109,015.00	WASHINGTON MUTUAL BANK, FA	FOOTHILL FUNDING GROUP, INC.	5/19/03	5/19/04

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6221181	101,451.00	WASHINGTON MUTUAL BANK, FA	COUNTY MORTGAGE CO., INC.	5/19/03	5/19/04
1	Lost Instrument Bond	6221182	114,230.00	WASHINGTON MUTUAL BANK, FA	GATEWAY FUNDING DIVERSIFIED MORTGAGE SERVICES, LP	5/19/03	5/19/04
1	Lost Instrument Bond	6221183	120,597.00	WASHINGTON MUTUAL BANK, FA	PINE STATE MORTGAGE CORPORATION	5/19/03	5/19/04
1	Lost Instrument Bond	6221184	105,666.00	WASHINGTON MUTUAL BANK, FA	PLATINUM CAPITAL GROUP	5/19/03	5/19/04
1	Lost Instrument Bond	6221185	108,603.00	WASHINGTON MUTUAL BANK, FA	GATEWAY FUNDING DIVERSIFIED MORTGAGE SERVICES, LP	5/19/03	5/19/04
1	Lost Instrument Bond	6221186	120,810.00	WASHINGTON MUTUAL BANK, FA	PINE STATE MORTGAGE CORPORATION	5/19/03	5/19/04
1	Lost Instrument Bond	6221187	191,237.00	WASHINGTON MUTUAL BANK, FA	FIRST MAGNUS FINANCIAL CORPORATION	5/19/03	5/19/04
1	Lost Instrument Bond	6221188	135,954.00	WASHINGTON MUTUAL BANK, FA	GEORGETOWN MORTGAGE, INC.	5/19/03	5/19/04
1	Lost Instrument Bond	6221189	104,276.00	WASHINGTON MUTUAL BANK, FA	NEW YORK MORTGAGE BANKERS, LTD	5/19/03	5/19/04
1	Lost Instrument Bond	6221190	129,626.00	WASHINGTON MUTUAL BANK, FA	GATEWAY FUNDING DIVERSIFIED MORTGAGE SERVICES, LP	5/19/03	5/19/04
1	Lost Instrument Bond	6221191	101,022.00	WASHINGTON MUTUAL BANK, FA	FIRST MAGNUS FINANCIAL CORPORATION	5/19/03	5/19/04
1	Lost Instrument Bond	6221192	68,157.00	WASHINGTON MUTUAL BANK, FA	GATEWAY FUNDING DIVERSIFIED MORTGAGE SERVICES, LP	5/19/03	5/19/04
1	Lost Instrument Bond	6221193	133,003.00	WASHINGTON MUTUAL BANK, FA	PINE STATE MORTGAGE CORPORATION	5/19/03	2/19/04
1	Lost Instrument Bond	6221194	74,707.00	WASHINGTON MUTUAL BANK, FA	AMERICAN FINANCIAL NETWORK, INC.	5/19/03	5/19/04
1	Lost Instrument Bond	6221195	120,722.00	WASHINGTON MUTUAL BANK, FA	TRANSLAND FINANCIAL SERVICES, INC.	5/19/03	5/19/04
1	Lost Instrument Bond	6221196	85,655.00	WASHINGTON MUTUAL BANK, FA	AMERICAN FINANCIAL NETWORK, INC.	5/19/03	5/19/04
1	Lost Instrument Bond	6221197	85,149.00	WASHINGTON MUTUAL BANK, FA	NUMERICA FUNDING, INC.	5/19/03	5/19/04
1	Lost Instrument Bond	6221198	260,194.00	WASHINGTON MUTUAL BANK, FA	PACIFIC HORIZON BANCORP, INC	5/19/03	5/19/04
1	Lost Instrument Bond	6221200	108,084.00	WASHINGTON MUTUAL BANK, FA	MID-MISSOURI MORTGAGE COMPANY	5/19/03	5/19/04
1	Lost Instrument Bond	6221201	63,156.00	WASHINGTON MUTUAL BANK, FA	PREMIER MORTGAGE FUNDING, INC.	5/19/03	5/19/04
1	Lost Instrument Bond	6221202	131,569.00	WASHINGTON MUTUAL BANK, FA	CERTIFIED HOME LOANS OF FLORIDA, INC.	5/19/03	5/19/04
1	Lost Instrument Bond	6221203	99,998.00	WASHINGTON MUTUAL BANK, FA	AURORA FINANCIAL GROUP	5/19/03	5/19/04
1	Lost Instrument Bond	6221204	117,632.00	WASHINGTON MUTUAL BANK, FA	AURORA FINANCIAL GROUP	5/19/03	5/19/04
1	Lost Instrument Bond	6221205	140,856.00	WASHINGTON MUTUAL BANK, FA	SUN AMERICA MORTGAGE CORPORATION	5/19/03	5/19/04
1	Lost Instrument Bond	6221206	235,524.00	WASHINGTON MUTUAL BANK, FA	CENTRAL PACIFIC MORTGAGE COMPANY	5/19/03	5/19/04
1	Lost Instrument Bond	6221207	141,438.00	WASHINGTON MUTUAL BANK, FA	CENTRAL PACIFIC MORTGAGE COMPANY	5/19/03	5/19/04

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6221208	162,608.00	WASHINGTON MUTUAL BANK, FA	CENTRAL PACIFIC MORTGAGE COMPANY	5/19/03	5/19/04
1	Lost Instrument Bond	6221209	130,643.00	WASHINGTON MUTUAL BANK, FA	AMERIGROUP MORTGAGE CORPORATION, A DIVISION OF MORTGAGE	5/19/03	5/19/04
1	Lost Instrument Bond	6221210	81,362.00	WASHINGTON MUTUAL BANK, FA	CENTRAL PACIFIC MORTGAGE COMPANY	5/19/03	5/19/04
1	Lost Instrument Bond	6221211	96,614.00	WASHINGTON MUTUAL BANK, FA	mortgage investors corporation	5/19/03	5/19/04
1	Lost Instrument Bond	6221212	55,969.00	WASHINGTON MUTUAL BANK, FA	AMERIGROUP MORTGAGE CORPORATION, A DIVISION OF MORTGAGE	5/19/03	5/19/04
1	Lost Instrument Bond	6221213	222,756.00	WASHINGTON MUTUAL BANK, FA	mortgage investors corporation	5/19/03	5/19/04
1	Lost Instrument Bond	6221214	118,855.00	WASHINGTON MUTUAL BANK, FA	NETWORK, INC.	5/19/03	5/19/04
1	Lost Instrument Bond	6221215	118,600.00	WASHINGTON MUTUAL BANK, FA	MORTGAGE INVESTORS GROUP	5/19/03	5/19/04
1	Lost Instrument Bond	6222310	125,606.00	WASHINGTON MUTUAL BANK, FA	STRATEGIC MORTGAGE COMPANY	5/27/03	5/27/04
1	Lost Instrument Bond	6222311	114,869.00	WASHINGTON MUTUAL BANK, FA	FIRST MAGNUS FINANCIAL CORPORATION	5/28/03	5/28/04
1	Lost Instrument Bond	6222312	161,353.00	WASHINGTON MUTUAL BANK, FA	TAYLOR, BEAN & WHITAKER MORTGAGE CORP	5/28/03	5/28/04
1	Lost Instrument Bond	6222316	161,568.00	WASHINGTON MUTUAL BANK, FA	FIRST NATIONAL BANK TEXAS DBA FIRST COMMUNITY MORTGAGE	5/28/03	5/28/04
1	Lost Instrument Bond	6222317	94,921.00	WASHINGTON MUTUAL BANK, FA	MORTGAGE ELECTRONIC REGISTRATION SYSTEMS, INC (MERS)	5/28/03	5/28/04
1	Lost Instrument Bond	6222326	142,201.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/6/03	6/6/04
1	Lost Instrument Bond	6222327	151,426.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/6/03	6/6/04
1	Lost Instrument Bond	6222328	87,306.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/6/03	6/6/04
1	Lost Instrument Bond	6222329	105,960.00	WASHINGTON MUTUAL BANK, FA	CAPITAL MORTGAGE FUNDING, L.L.C.	6/3/03	6/3/04
1	Lost Instrument Bond	6222333	98,353.00	WASHINGTON MUTUAL BANK, FA	WATERMARK FINANCIAL PARTNERS	6/4/03	6/4/04
1	Lost Instrument Bond	6222334	108,635.00	WASHINGTON MUTUAL BANK, FA	WATERMARK FINANCIAL PARTNERS	6/4/03	6/4/04
1	Lost Instrument Bond	6222335	238,118.00	WASHINGTON MUTUAL BANK, FA	WATERMARK FINANCIAL PARTNERS	6/4/03	6/4/04
1	Lost Instrument Bond	6222340	277,679.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/11/03	6/11/04
1	Lost Instrument Bond	6222341	61,755.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/11/03	6/11/04
1	Lost Instrument Bond	6222342	59,282.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/6/03	6/6/04
1	Lost Instrument Bond	6222343	142,038.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/6/03	6/6/04
1	Lost Instrument Bond	6222344	186,220.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/6/03	6/6/04
1	Lost Instrument Bond	6222345	154,640.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/6/03	6/6/04

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6222346	93,157.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/6/03	6/6/04
1	Lost Instrument Bond	6222347	82,228.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/6/03	6/6/04
1	Lost Instrument Bond	6222348	69,661.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/6/03	6/6/04
1	Lost Instrument Bond	6222349	146,354.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/6/03	6/6/04
1	Lost Instrument Bond	6222350	71,891.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/6/03	6/6/04
1	Lost Instrument Bond	6222351	169,147.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/6/03	6/6/04
1	Lost Instrument Bond	6222352	152,428.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/6/03	6/6/04
1	Lost Instrument Bond	6222353	137,739.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/6/03	6/6/04
1	Lost Instrument Bond	6222354	58,647.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/6/03	6/6/04
1	Lost Instrument Bond	6222355	139,168.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/6/03	6/6/04
1	Lost Instrument Bond	6222356	55,931.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/6/03	6/6/04
1	Lost Instrument Bond	6222357	91,575.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/6/03	6/6/04
1	Lost Instrument Bond	6222358	65,491.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/6/03	6/6/04
1	Lost Instrument Bond	6222363	71,337.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/11/03	6/11/04
1	Lost Instrument Bond	6222364	64,065.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/11/03	6/11/04
1	Lost Instrument Bond	6222365	178,756.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/11/03	6/11/04
1	Lost Instrument Bond	6222366	205,872.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/11/03	6/11/04
1	Lost Instrument Bond	6222367	122,452.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/11/03	6/11/04
1	Lost Instrument Bond	6222368	168,000.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/11/03	6/11/04
1	Lost Instrument Bond	6222369	111,384.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/11/03	6/11/04
1	Lost Instrument Bond	6222370	49,914.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/11/03	6/11/04
1	Lost Instrument Bond	6222374	117,480.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/11/03	6/11/04
1	Lost Instrument Bond	6222375	36,238.00	WASHINGTON MUTUAL BANK, F.A.	WASHINGTON MUTUAL BANK, F.A.	6/12/03	6/12/04
1	Lost Instrument Bond	6222376	49,398.00	WASHINGTON MUTUAL BANK, F.A.	WASHINGTON MUTUAL BANK, F.A.	6/12/03	6/12/04
1	Lost Instrument Bond	6222377	155,546.00	WASHINGTON MUTUAL BANK F.A.	WASHINGTON MUTUAL BANK, F.A.	6/12/03	6/12/04

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6222378	58,399.00	WASHINGTON MUTUAL BANK, F.A.	WASHINGTON MUTUAL BANK, F.A.	6/12/03	6/12/04
1	Lost Instrument Bond	6222379	61,366.00	WASHINGTON MUTUAL BANK, F.A.	WASHINGTON MUTUAL BANK, F.A.	6/12/03	6/12/04
1	Lost Instrument Bond	6222380	35,360.00	WASHINGTON MUTUAL BANK, F.A.	WASHINGTON MUTUAL BANK, F.A.	6/12/03	6/12/04
1	Lost Instrument Bond	6222381	87,564.00	WASHINGTON MUTUAL BANK, F.A.	WASHINGTON MUTUAL BANK, F.A.	6/12/03	6/12/04
1	Lost Instrument Bond	6222382	92,273.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/12/03	6/12/04
1	Lost Instrument Bond	6222383	63,375.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/12/03	6/12/04
1	Lost Instrument Bond	6222384	35,096.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/12/03	6/12/04
1	Lost Instrument Bond	6222385	53,347.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/12/03	6/12/04
1	Lost Instrument Bond	6222386	74,045.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/12/03	6/12/04
1	Lost Instrument Bond	6222387	42,201.00	WASHINGTON MUTUAL BANK, F.A.	WASHINGTON MUTUAL BANK, F.A.	6/12/03	6/12/04
1	Lost Instrument Bond	6222388	40,022.00	WASHINGTON MUTUAL BANK, F.A.	WASHINGTON MUTUAL BANK, F.A.	6/12/03	6/12/04
1	Lost Instrument Bond	6222389	136,188.00	WASHINGTON MUTUAL BANKM F.A.	WASHINGTON MUTUAL BANK,F.A.	6/12/03	6/12/04
1	Lost Instrument Bond	6222390	68,998.00	WASHINGTON MUTUAL BANK, F.A.	WASHINGTON MUTUAL BANK, F.A.	6/12/03	6/12/04
1	Lost Instrument Bond	6222391	64,720.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/12/03	6/12/04
1	Lost Instrument Bond	6222392	50,503.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, F.A.	6/12/03	6/12/04
1	Lost Instrument Bond	6222393	53,148.00	WASHINGTON MUTUAL BANK, F.A.	WASHINGTON MUTUAL BANK, F.A.	6/12/03	6/12/04
1	Lost Instrument Bond	6222394	91,216.00	WASHINGTON MUTUAL BANK, F.A.	WASHINGTON MUTUAL BANK, F.A.	6/12/03	6/12/04
1	Lost Instrument Bond	6222395	53,124.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, F.A.	6/12/03	6/12/04
1	Lost Instrument Bond	6222396	81,223.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/12/03	6/12/04
1	Lost Instrument Bond	6222397	72,436.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, F.A.	6/12/03	6/12/04
1	Lost Instrument Bond	6222398	113,765.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, F.A.	6/12/03	6/12/04
1	Lost Instrument Bond	6222399	47,269.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, F.A.	6/12/03	6/12/04
1	Lost Instrument Bond	6222400	65,237.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, F.A.	6/12/03	6/12/04
1	Lost Instrument Bond	6222401	95,967.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, F.A.	6/12/03	6/12/04
1	Lost Instrument Bond	6222402	203,393.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/12/03	6/12/04
1	Lost Instrument Bond	6222403	81,689.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/12/03	6/12/04

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6222407	118,598.00	WASHINGTON MUTUAL BANK FA	Washington Mutual Bank, FA	6/13/03	6/13/04
1	Lost Instrument Bond	6222408	159,599.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/13/03	6/13/04
1	Lost Instrument Bond	6222409	117,181.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/13/03	6/13/04
1	Lost Instrument Bond	6222410	92,295.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/13/03	6/13/04
1	Lost Instrument Bond	6222411	181,971.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/13/03	6/13/04
1	Lost Instrument Bond	6222412	49,100.00	WASHINGTON MUTUAL BANK, F.A.	WASHINGTON MUTUAL BANK, F.A.	6/13/03	6/13/04
1	Lost Instrument Bond	6222413	155,218.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/16/03	6/16/04
1	Lost Instrument Bond	6222414	110,045.00	WASHINGTON MUTUAL BANK, FA	MIDFIRST MORTGAGE	7/24/03	7/24/10
1	Lost Instrument Bond	6222417	144,674.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/17/03	6/17/04
1	Lost Instrument Bond	6222418	121,800.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/17/03	6/17/04
1	Lost Instrument Bond	6222419	108,808.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/17/03	6/17/04
1	Lost Instrument Bond	6222420	135,502.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/17/03	6/17/04
1	Lost Instrument Bond	6222421	143,863.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/17/03	6/17/04
1	Lost Instrument Bond	6222422	174,374.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/17/03	6/17/04
1	Lost Instrument Bond	6222423	118,513.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/17/03	6/17/04
1	Lost Instrument Bond	6222424	125,659.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/17/03	6/17/04
1	Lost Instrument Bond	6222425	117,653.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/17/03	6/17/04
1	Lost Instrument Bond	6222426	154,016.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/17/03	6/17/04
1	Lost Instrument Bond	6222427	98,250.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/17/03	6/17/04
1	Lost Instrument Bond	6222431	238,984.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222432	186,956.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222433	169,504.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222434	149,936.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222435	128,739.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222436	111,074.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222437	52,993.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6222438	40,309.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222439	160,168.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222440	68,199.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222441	102,198.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222442	89,592.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222443	67,835.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222444	151,207.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222445	48,771.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222446	119,176.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222447	76,430.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222448	130,357.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222449	89,250.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222450	239,278.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222451	64,539.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222452	108,739.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222453	59,359.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222454	169,447.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222455	154,378.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222456	154,787.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222457	235,155.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222458	108,977.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222459	130,619.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222460	164,206.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222461	110,397.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222462	154,205.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6222463	31,211.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222464	147,401.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222465	7,224.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222466	147,070.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222467	182,884.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222468	156,953.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222469	127,810.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222470	126,713.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222471	253,597.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222472	188,835.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222473	135,628.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/24/03	6/24/04
1	Lost Instrument Bond	6222476	131,876.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222477	201,275.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222478	170,966.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222479	69,828.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222480	35,046.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222481	97,220.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222482	95,479.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222483	81,385.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222484	91,843.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/20/03	6/20/04
1	Lost Instrument Bond	6222489	188,889.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/24/03	6/24/04
1	Lost Instrument Bond	6222490	102,650.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/24/03	6/24/04
1	Lost Instrument Bond	6222497	259,370.00	WASHINGTON MUTUAL BANK, FA	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING	6/26/03	6/26/04
1	Lost Instrument Bond	6222498	231,852.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/26/03	6/26/04
1	Lost Instrument Bond	6222499	142,520.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/26/03	6/26/04
1	Lost Instrument Bond	6228576	145,893.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6228577	251,574.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228578	137,729.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228579	169,537.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/9/03	7/9/10
1	Lost Instrument Bond	6228580	122,872.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228581	201,112.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228582	57,938.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228583	107,314.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228584	69,426.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228585	67,731.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228586	75,887.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228587	101,596.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228588	85,952.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228589	87,369.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228590	42,374.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228591	122,789.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228592	46,761.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228593	72,732.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228594	71,062.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228595	231,755.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228596	81,338.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228597	133,377.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228598	128,011.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228599	155,021.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228600	35,192.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228601	141,223.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228602	83,167.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6228603	64,498.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228604	46,931.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228605	102,651.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228606	91,589.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228607	59,464.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228608	125,130.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228609	101,197.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228610	135,796.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228611	156,875.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228612	106,429.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228613	123,958.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228614	145,578.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228615	67,090.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228616	93,787.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228617	62,783.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228618	61,921.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228619	164,990.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228620	95,376.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/9/03	7/9/10
1	Lost Instrument Bond	6228621	35,588.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228622	65,663.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228623	95,938.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228624	92,097.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228625	74,878.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228626	4,027.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228627	88,387.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6228628	85,962.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228629	118,704.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228630	85,539.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228631	37,963.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228632	135,690.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228633	128,739.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228634	119,337.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228635	89,711.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228636	88,238.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228637	79,110.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228638	104,909.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228639	157,508.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228640	76,532.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228641	107,146.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228642	160,782.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228643	126,887.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228644	70,416.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228645	75,267.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228646	183,769.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228647	79,160.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228648	114,784.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228649	134,739.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228650	126,411.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228651	147,352.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228652	171,805.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228653	84,093.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6228654	41,845.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228655	212,385.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228656	258,281.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228657	120,884.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228658	89,272.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228659	86,499.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228660	64,755.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228661	142,232.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228662	132,318.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228663	89,789.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228664	106,974.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228665	100,139.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228666	85,336.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228667	65,510.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228668	155,538.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228669	118,137.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228670	63,876.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228671	82,378.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228672	95,858.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228673	127,929.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228674	78,689.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228675	108,725.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228676	47,189.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228677	177,188.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228678	100,538.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228679	84,190.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6228680	126,744.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228681	78,663.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228682	78,665.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228683	51,225.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228684	146,140.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228685	149,997.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228686	151,067.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228687	203,292.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228688	158,319.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228689	154,939.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228690	113,025.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228691	135,219.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228692	120,183.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228693	235,655.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228694	171,735.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228695	257,288.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228696	97,386.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228697	119,495.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228698	116,359.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228699	142,091.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228700	147,537.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228701	145,792.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228702	118,084.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228703	127,035.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228704	49,246.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6228705	169,238.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228706	136,865.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6228707	157,470.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	6/27/03	6/27/04
1	Lost Instrument Bond	6229569	1,234.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/9/03	7/9/10
1	Lost Instrument Bond	6229570	61,298.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/9/03	7/9/10
1	Lost Instrument Bond	6229575	94,050.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/10/03	7/10/10
1	Lost Instrument Bond	6229576	90,800.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/10/03	7/10/10
1	Lost Instrument Bond	6229577	145,652.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/10/03	7/10/10
1	Lost Instrument Bond	6229582	135,275.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/15/03	7/15/10
1	Lost Instrument Bond	6229583	173,747.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/15/03	7/15/10
1	Lost Instrument Bond	6229584	83,483.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/15/03	7/15/10
1	Lost Instrument Bond	6229585	169,291.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/15/03	7/15/10
1	Lost Instrument Bond	6229586	132,552.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/15/03	7/15/10
1	Lost Instrument Bond	6229587	71,977.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/15/03	7/15/10
1	Lost Instrument Bond	6229588	170,275.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/15/03	7/15/10
1	Lost Instrument Bond	6229589	109,494.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/15/03	7/15/10
1	Lost Instrument Bond	6229590	101,486.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/15/03	7/15/10
1	Lost Instrument Bond	6229591	168,387.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/15/03	7/15/10
1	Lost Instrument Bond	6229592	149,511.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/15/03	7/15/10
1	Lost Instrument Bond	6229593	145,407.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/15/03	7/15/10
1	Lost Instrument Bond	6229594	142,362.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/15/03	7/15/10
1	Lost Instrument Bond	6229595	71,240.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/15/03	7/15/10
1	Lost Instrument Bond	6229596	207,488.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/15/03	7/15/10
1	Lost Instrument Bond	6229597	140,574.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/15/03	7/15/10
1	Lost Instrument Bond	6229598	109,691.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/15/03	7/15/10
1	Lost Instrument Bond	6229603	113,777.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/18/03	7/18/10

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6229604	94,986.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/18/03	7/18/10
1	Lost Instrument Bond	6229607	49,842.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/22/03	7/22/10
1	Lost Instrument Bond	6229608	54,264.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/22/03	7/22/10
1	Lost Instrument Bond	6229609	76,014.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/22/03	7/22/10
1	Lost Instrument Bond	6229616	174,860.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/24/03	7/24/10
1	Lost Instrument Bond	6229617	137,583.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/24/03	7/24/10
1	Lost Instrument Bond	6229618	43,232.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/24/03	7/24/10
1	Lost Instrument Bond	6229619	128,032.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/24/03	7/24/10
1	Lost Instrument Bond	6229620	131,978.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/24/03	7/24/10
1	Lost Instrument Bond	6229621	98,358.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/24/03	7/24/10
1	Lost Instrument Bond	6229622	105,294.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/24/03	7/24/10
1	Lost Instrument Bond	6229623	73,949.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/24/03	7/24/10
1	Lost Instrument Bond	6229624	84,883.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/24/03	7/24/10
1	Lost Instrument Bond	6229625	85,367.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/24/03	7/24/10
1	Lost Instrument Bond	6229626	145,568.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/24/03	7/24/10
1	Lost Instrument Bond	6229627	212,741.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/24/03	7/24/10
1	Lost Instrument Bond	6229628	111,746.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/24/03	7/24/10
1	Lost Instrument Bond	6229629	64,999.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/24/03	7/24/10
1	Lost Instrument Bond	6229630	94,457.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/24/03	7/24/10
1	Lost Instrument Bond	6229631	111,205.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/24/03	7/24/10
1	Lost Instrument Bond	6229632	88,609.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/24/03	7/24/10
1	Lost Instrument Bond	6229640	95,765.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/29/03	7/29/10
1	Lost Instrument Bond	6229641	125,350.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/29/03	7/29/10
1	Lost Instrument Bond	6229642	99,317.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/29/03	7/29/10
1	Lost Instrument Bond	6229643	116,687.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/29/03	7/29/10
1	Lost Instrument Bond	6229644	78,650.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/29/03	7/29/10

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6229645	123,028.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/29/03	7/29/10
1	Lost Instrument Bond	6229646	136,235.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/31/03	7/31/10
1	Lost Instrument Bond	6229647	113,639.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/31/03	7/31/10
1	Lost Instrument Bond	6229648	85,080.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	7/31/03	7/31/10
1	Lost Instrument Bond	6229655	105,634.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/5/03	8/5/10
1	Lost Instrument Bond	6229656	633,723.00	WASHINGTON MUTUAL BANK, FA	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	8/5/03	8/5/10
1	Lost Instrument Bond	6229664	80,435.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/11/03	8/11/10
1	Lost Instrument Bond	6229665	165,098.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/11/03	8/11/10
1	Lost Instrument Bond	6229666	103,095.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/11/03	8/11/10
1	Lost Instrument Bond	6237202	95,720.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/11/03	8/11/10
1	Lost Instrument Bond	6237203	143,525.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/11/03	8/11/10
1	Lost Instrument Bond	6237204	101,706.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/11/03	8/11/10
1	Lost Instrument Bond	6237205	136,400.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/11/03	8/11/10
1	Lost Instrument Bond	6237206	154,377.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/11/03	8/11/10
1	Lost Instrument Bond	6237207	99,361.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/11/03	8/11/10
1	Lost Instrument Bond	6237208	83,686.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/11/03	8/11/10
1	Lost Instrument Bond	6237209	70,592.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/11/03	8/11/10
1	Lost Instrument Bond	6237210	137,535.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/11/03	8/11/10
1	Lost Instrument Bond	6237215	74,597.00	WASHINGTON MUTUAL BANK, FA	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	8/13/03	8/13/10
1	Lost Instrument Bond	6237217	140,191.00	WASHINGTON MUTUAL BANK, FA	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION	8/14/03	8/14/10
1	Lost Instrument Bond	6237220	146,160.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/19/03	8/19/10
1	Lost Instrument Bond	6237227	94,020.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/21/03	8/21/10
1	Lost Instrument Bond	6237230	71,125.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/26/03	8/26/10
1	Lost Instrument Bond	6237231	178,917.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/26/03	8/26/10
1	Lost Instrument Bond	6237232	231,425.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/26/03	8/26/10

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6237233	127,780.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/26/03	8/26/10
1	Lost Instrument Bond	6237234	130,551.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/26/03	8/26/10
1	Lost Instrument Bond	6237235	128,840.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/26/03	8/26/10
1	Lost Instrument Bond	6237252	15,451.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237253	3,901.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237254	46,481.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237255	25,463.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237256	60,774.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237257	62,521.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237258	69,477.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237259	67,363.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237260	7,560.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237261	118,442.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237262	186,137.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237263	126,595.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237264	70,358.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237265	72,268.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237266	70,728.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237267	37,478.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237268	8,159.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237269	54,711.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237270	63,121.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237271	75,827.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237272	48,568.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237273	4,453.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237274	7,287.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6237275	4,305.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237276	46,406.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237277	1,509.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237278	16,302.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237279	52,417.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237280	20,597.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237281	23,842.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237282	36,155.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237283	4,979.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237284	8,248.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237285	9,922.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237286	8,920.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237287	12,427.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237288	13,936.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237289	13,828.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237290	11,418.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/23/03	8/23/10
1	Lost Instrument Bond	6237291	117,362.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237292	44,816.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237293	42,094.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237294	46,192.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237295	144,181.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237296	46,735.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237297	107,734.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237298	82,533.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237299	106,975.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237300	136,574.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6237301	93,413.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237302	7,651.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237303	13,410.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237304	53,263.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237305	8,457.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237306	22,259.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237307	9,252.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237308	40,051.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237309	4,156.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237310	32,650.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237311	7,099.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237312	4,219.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237313	13,951.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237314	2,842.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237315	7,826.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237316	7,773.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237317	7,372.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237318	9,795.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237319	62,973.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237320	59,451.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237321	47,739.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237322	681.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237323	5,592.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237324	34,371.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237325	35,017.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6237326	46,408.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237327	61,662.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237328	48,731.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237329	43,111.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237330	44,415.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237331	37,062.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237332	22,486.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237333	9,215.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237334	3,792.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237335	8,986.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237336	15,714.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237337	4,504.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237338	62,578.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237339	90,422.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237340	28,602.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237341	91,712.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237342	66,504.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237343	36,683.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237344	35,162.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237345	43,026.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237346	64,403.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237347	29,592.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237348	46,202.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237349	72,569.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237350	37,386.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237351	99,046.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6237352	41,255.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237353	32,634.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237354	26,771.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237355	44,550.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237356	42,422.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237357	24,420.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237358	21,253.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237359	28,106.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237360	48,548.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237361	24,662.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237362	90,621.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237363	75,459.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237364	56,809.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237365	63,362.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237366	19,304.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237367	34,297.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237368	61,501.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237369	62,678.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237370	10,501.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237371	6,090.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237372	41,362.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237373	54,373.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237374	3,547.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237375	5,924.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237377	45,921.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237378	14,317.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6237379	11,701.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237380	8,060.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237381	46,326.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237382	56,314.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237383	43,322.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237384	29,466.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237385	36,445.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237386	41,986.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237387	10,417.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237388	12,981.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237389	88,698.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	9/4/03	9/4/10
1	Lost Instrument Bond	6237390	284,167.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	9/4/03	9/4/10
1	Lost Instrument Bond	6237391	124,318.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	9/4/03	9/4/10
1	Lost Instrument Bond	6237392	93,878.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	9/4/03	9/4/10
1	Lost Instrument Bond	6237393	16,867.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237394	5,125.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237395	27,572.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237396	13,008.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237397	8,469.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237398	16,556.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237399	11,965.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237400	13,914.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237401	8,035.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237402	25,792.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237403	4,322.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6237404	6,706.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237405	9,975.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237406	22,544.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237407	63,933.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237408	26,107.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237409	11,806.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237410	19,196.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237411	10,737.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237412	15,428.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237413	24,672.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237414	51,064.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237415	31,000.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237416	82,739.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	8/28/03	8/28/10
1	Lost Instrument Bond	6237425	10,116.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	9/16/03	9/16/10
1	Lost Instrument Bond	6237426	281,689.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	9/16/03	9/16/10
1	Lost Instrument Bond	6237427	267,622.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	9/16/03	9/16/10
1	Lost Instrument Bond	6237428	14,118.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	9/16/03	9/16/10
1	Lost Instrument Bond	6237429	138,109.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	9/18/03	9/18/10
1	Lost Instrument Bond	6237431	183,479.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	9/19/03	9/19/10
1	Lost Instrument Bond	6237432	127,156.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	9/19/03	9/19/10
1	Lost Instrument Bond	6237433	383,909.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	9/19/03	9/19/10
1	Lost Instrument Bond	6237434	138,518.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	9/19/03	9/19/10
1	Lost Instrument Bond	6237435	130,171.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	9/19/03	9/19/10
1	Lost Instrument Bond	6237436	67,708.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	9/19/03	9/19/10
1	Lost Instrument Bond	6237437	173,860.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	9/19/03	9/19/10
1	Lost Instrument Bond	6237438	149,199.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	9/19/03	9/19/10

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6237439	79,014.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	9/19/03	9/19/10
1	Lost Instrument Bond	6237440	191,713.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	9/18/03	9/18/10
1	Lost Instrument Bond	6237441	108,605.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	9/18/03	9/18/10
1	Lost Instrument Bond	6237448	246,462.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	9/29/03	9/29/10
1	Lost Instrument Bond	6237451	46,955.00	WASHINGTON MUTUAL BANK, FA	M & T BANK	10/10/03	10/10/10
1	Lost Instrument Bond	6241525	86,934.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/7/03	10/7/10
1	Lost Instrument Bond	6241526	128,031.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/7/03	10/7/10
1	Lost Instrument Bond	6241527	107,530.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/7/03	10/7/10
1	Lost Instrument Bond	6241528	72,418.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/7/03	10/7/10
1	Lost Instrument Bond	6241529	138,404.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/7/03	10/7/10
1	Lost Instrument Bond	6241530	106,781.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/7/03	10/7/10
1	Lost Instrument Bond	6241531	101,351.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/7/03	10/7/10
1	Lost Instrument Bond	6241532	94,950.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/7/03	10/7/10
1	Lost Instrument Bond	6241533	84,937.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/7/03	10/7/10
1	Lost Instrument Bond	6241534	142,750.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/7/03	10/7/10
1	Lost Instrument Bond	6241535	156,406.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/7/03	10/7/10
1	Lost Instrument Bond	6241536	236,292.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/7/03	10/7/10
1	Lost Instrument Bond	6241537	285,797.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/7/03	10/7/10
1	Lost Instrument Bond	6241538	68,067.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/7/03	10/7/10
1	Lost Instrument Bond	6241539	72,521.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/7/03	10/7/10
1	Lost Instrument Bond	6241540	92,071.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/7/03	10/7/10
1	Lost Instrument Bond	6241541	127,607.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/7/03	10/7/10
1	Lost Instrument Bond	6241542	124,987.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/7/03	10/7/10
1	Lost Instrument Bond	6241543	151,288.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/7/03	10/7/10
1	Lost Instrument Bond	6241544	5,499.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/7/03	10/7/10
1	Lost Instrument Bond	6241545	245,534.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	10/7/03	10/7/10

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6241546	118,071.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241547	119,819.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241548	160,091.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241549	153,357.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241550	126,120.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241551	185,056.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241552	154,081.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241553	171,413.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241554	65,613.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241555	107,912.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241556	64,102.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241557	64,984.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241558	131,537.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241559	102,593.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241560	48,580.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241561	65,287.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241562	98,463.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241563	212,052.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241564	88,145.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241565	64,315.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241566	93,512.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241567	134,039.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241568	76,233.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241569	63,499.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241570	78,502.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6241571	152,352.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241572	132,710.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241573	62,352.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241574	52,066.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/10/03	10/10/10
1	Lost Instrument Bond	6241589	237,088.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	10/14/03	10/14/10
1	Lost Instrument Bond	6241590	75,329.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/14/03	10/14/10
1	Lost Instrument Bond	6241592	181,220.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	10/14/03	10/14/10
1	Lost Instrument Bond	6241593	100,052.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	10/14/03	10/14/10
1	Lost Instrument Bond	6241594	128,520.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	10/14/03	10/14/10
1	Lost Instrument Bond	6241595	83,359.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/14/03	10/14/10
1	Lost Instrument Bond	6241596	124,670.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	10/14/03	10/14/10
1	Lost Instrument Bond	6241597	203,640.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	10/14/03	10/14/10
1	Lost Instrument Bond	6241598	87,902.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	10/14/03	10/14/10
1	Lost Instrument Bond	6241610	178,100.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/22/03	10/22/10
1	Lost Instrument Bond	6241625	209,870.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241626	106,230.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241627	192,904.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241628	148,899.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241629	122,103.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241630	54,568.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241631	141,453.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241632	156,185.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241633	70,387.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241634	114,622.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241635	130,087.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241636	149,864.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6241637	74,276.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241638	87,990.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241639	100,439.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241640	126,239.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241641	101,833.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241642	175,434.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241643	135,272.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241644	65,131.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241645	97,147.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241646	35,928.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241647	142,443.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241648	80,229.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241649	153,842.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241650	161,980.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241651	70,156.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241652	154,735.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241653	198,052.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/27/03	10/27/10
1	Lost Instrument Bond	6241654	138,000.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	10/27/03	10/27/10
1	Lost Instrument Bond	6241655	119,040.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	10/28/03	10/28/10
1	Lost Instrument Bond	6241656	214,187.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	10/31/03	10/31/10
1	Lost Instrument Bond	6241657	141,254.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/31/03	10/31/10
1	Lost Instrument Bond	6241658	62,619.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/31/03	10/31/10
1	Lost Instrument Bond	6241659	107,402.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/31/03	10/31/10
1	Lost Instrument Bond	6241660	134,391.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/31/03	10/31/10
1	Lost Instrument Bond	6241661	131,910.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	10/31/03	10/31/10
1	Lost Instrument Bond	6241662	85,947.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/4/03	11/4/10

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6241663	83,110.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/14/03	11/14/10
1	Lost Instrument Bond	6241665	70,659.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/19/03	11/19/10
1	Lost Instrument Bond	6241666	165,359.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/10/03	11/10/10
1	Lost Instrument Bond	6241667	97,473.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/10/03	11/10/10
1	Lost Instrument Bond	6241668	170,126.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/10/03	11/10/10
1	Lost Instrument Bond	6241669	126,350.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/10/03	11/10/10
1	Lost Instrument Bond	6241670	96,208.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/10/03	11/10/10
1	Lost Instrument Bond	6241671	87,890.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/10/03	11/10/10
1	Lost Instrument Bond	6241672	79,116.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/10/03	11/10/10
1	Lost Instrument Bond	6241673	129,812.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/10/03	11/10/10
1	Lost Instrument Bond	6241674	140,154.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/10/03	11/10/10
1	Lost Instrument Bond	6241675	54,283.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/10/03	11/10/10
1	Lost Instrument Bond	6241676	154,340.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/10/03	11/10/10
1	Lost Instrument Bond	6241677	138,971.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/10/03	11/10/10
1	Lost Instrument Bond	6241679	148,724.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/12/03	11/12/10
1	Lost Instrument Bond	6241680	177,625.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/12/03	11/12/10
1	Lost Instrument Bond	6241681	60,521.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	11/12/03	11/12/10
1	Lost Instrument Bond	6241682	87,546.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/12/03	11/12/10
1	Lost Instrument Bond	6241719	142,252.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/8/04	1/8/11
1	Lost Instrument Bond	6241720	206,992.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/8/04	1/8/11
1	Lost Instrument Bond	6241721	104,785.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/8/04	1/8/11
1	Lost Instrument Bond	6241726	88,253.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/19/03	11/19/10
1	Lost Instrument Bond	6241727	129,109.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/19/03	11/19/10
1	Lost Instrument Bond	6241728	201,946.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/19/03	11/19/10
1	Lost Instrument Bond	6241729	166,440.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/19/03	11/19/10

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6241730	133,990.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/19/03	11/19/10
1	Lost Instrument Bond	6241731	136,354.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/19/03	11/19/10
1	Lost Instrument Bond	6241732	173,795.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/19/03	11/19/10
1	Lost Instrument Bond	6241733	182,535.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/19/03	11/19/10
1	Lost Instrument Bond	6241734	134,256.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/19/03	11/19/10
1	Lost Instrument Bond	6241735	46,508.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/19/03	11/19/10
1	Lost Instrument Bond	6241736	227,577.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/19/03	11/19/10
1	Lost Instrument Bond	6241737	125,856.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/19/03	11/19/10
1	Lost Instrument Bond	6241738	104,405.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/19/03	11/19/10
1	Lost Instrument Bond	6241739	161,581.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/19/03	11/19/10
1	Lost Instrument Bond	6241740	153,388.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/19/03	11/19/10
1	Lost Instrument Bond	6241741	125,834.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/19/03	11/19/10
1	Lost Instrument Bond	6241742	122,308.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/19/03	11/19/10
1	Lost Instrument Bond	6241743	154,349.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/19/03	11/19/10
1	Lost Instrument Bond	6241744	102,701.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/19/03	11/19/10
1	Lost Instrument Bond	6241745	147,329.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/19/03	11/19/10
1	Lost Instrument Bond	6241746	199,078.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/19/03	11/19/10
1	Lost Instrument Bond	6241747	263,050.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/19/03	11/19/10
1	Lost Instrument Bond	6241748	125,115.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/25/03	11/25/10
1	Lost Instrument Bond	6241749	69,509.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/25/03	11/25/10
1	Lost Instrument Bond	6241750	163,784.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/25/03	11/25/10
1	Lost Instrument Bond	6241751	96,287.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/25/03	11/25/10
1	Lost Instrument Bond	6241752	150,821.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/25/03	11/25/10
1	Lost Instrument Bond	6241753	132,601.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/25/03	11/25/10
1	Lost Instrument Bond	6241754	176,154.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/25/03	11/25/10
1	Lost Instrument Bond	6241755	110,313.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/25/03	11/25/10

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6241756	202,788.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/25/03	11/25/10
1	Lost Instrument Bond	6241757	261,765.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/25/03	11/25/10
1	Lost Instrument Bond	6241758	57,156.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/25/03	11/25/10
1	Lost Instrument Bond	6241759	111,686.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/25/03	11/25/10
1	Lost Instrument Bond	6241760	77,154.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/25/03	11/25/10
1	Lost Instrument Bond	6241761	188,649.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/25/03	11/25/10
1	Lost Instrument Bond	6241762	92,049.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/25/03	11/25/10
1	Lost Instrument Bond	6241763	170,004.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/25/03	11/25/10
1	Lost Instrument Bond	6241764	148,749.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/25/03	11/25/10
1	Lost Instrument Bond	6241765	169,848.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/25/03	11/25/10
1	Lost Instrument Bond	6241766	142,571.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/25/03	11/25/10
1	Lost Instrument Bond	6241767	124,903.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/25/03	11/25/10
1	Lost Instrument Bond	6241768	50,850.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	11/25/03	11/25/10
1	Lost Instrument Bond	6241769	144,937.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/1/03	12/1/10
1	Lost Instrument Bond	6241770	99,339.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/3/03	12/3/10
1	Lost Instrument Bond	6241771	81,671.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/3/03	12/3/10
1	Lost Instrument Bond	6241772	80,305.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/3/03	12/3/10
1	Lost Instrument Bond	6241773	159,620.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/3/03	12/3/10
1	Lost Instrument Bond	6241774	90,986.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/3/03	12/3/10
1	Lost Instrument Bond	6241775	85,122.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/3/03	12/3/10
1	Lost Instrument Bond	6255111	112,461.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/3/03	12/3/10
1	Lost Instrument Bond	6255112	229,732.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/3/03	12/3/10
1	Lost Instrument Bond	6255113	142,092.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/3/03	12/3/10
1	Lost Instrument Bond	6255114	162,593.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/3/03	12/3/10
1	Lost Instrument Bond	6255115	87,999.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/3/03	12/3/10
1	Lost Instrument Bond	6255116	121,089.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/3/03	12/3/10

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6255117	57,104.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/9/03	12/9/10
1	Lost Instrument Bond	6255118	44,742.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/9/03	12/9/10
1	Lost Instrument Bond	6255119	274,842.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/9/03	12/9/10
1	Lost Instrument Bond	6255120	122,505.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/9/03	12/9/10
1	Lost Instrument Bond	6255121	173,210.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/10/03	12/10/10
1	Lost Instrument Bond	6255122	97,473.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/10/03	12/10/10
1	Lost Instrument Bond	6255123	170,126.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/10/03	12/10/10
1	Lost Instrument Bond	6255124	126,350.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/10/03	12/10/10
1	Lost Instrument Bond	6255125	96,208.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/10/03	12/10/10
1	Lost Instrument Bond	6255126	87,890.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/10/03	12/10/10
1	Lost Instrument Bond	6255127	79,116.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/10/03	12/10/10
1	Lost Instrument Bond	6255128	129,812.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/10/03	12/10/10
1	Lost Instrument Bond	6255129	140,154.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/10/03	12/10/10
1	Lost Instrument Bond	6255130	54,283.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/10/03	12/10/10
1	Lost Instrument Bond	6255131	154,340.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/10/03	12/10/10
1	Lost Instrument Bond	6255132	138,971.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/10/03	12/10/10
1	Lost Instrument Bond	6255133	131,062.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/10/03	12/10/10
1	Lost Instrument Bond	6255134	160,554.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/10/03	12/10/10
1	Lost Instrument Bond	6255135	127,799.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/10/03	12/10/10
1	Lost Instrument Bond	6255136	232,265.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/10/03	12/10/10
1	Lost Instrument Bond	6255137	150,308.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/10/03	12/10/10
1	Lost Instrument Bond	6255138	88,343.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/10/03	12/10/10
1	Lost Instrument Bond	6255139	84,041.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/10/03	12/10/10
1	Lost Instrument Bond	6255140	134,667.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/10/03	12/10/10
1	Lost Instrument Bond	6255141	173,749.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/10/03	12/10/10

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6255142	120,029.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/10/03	12/10/10
1	Lost Instrument Bond	6255143	136,336.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/10/03	12/10/10
1	Lost Instrument Bond	6255144	78,578.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/10/03	12/10/10
1	Lost Instrument Bond	6255145	70,734.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/10/03	12/10/10
1	Lost Instrument Bond	6255146	53,049.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/10/03	12/10/10
1	Lost Instrument Bond	6255147	167,350.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/18/03	12/18/10
1	Lost Instrument Bond	6255149	154,085.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/18/03	12/18/10
1	Lost Instrument Bond	6255150	120,121.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/18/03	12/18/10
1	Lost Instrument Bond	6255151	110,296.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/18/03	12/18/10
1	Lost Instrument Bond	6255152	172,680.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/18/03	12/18/10
1	Lost Instrument Bond	6255153	55,243.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/18/03	12/18/10
1	Lost Instrument Bond	6255154	92,499.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/18/03	12/18/10
1	Lost Instrument Bond	6255156	86,599.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255157	182,918.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255158	90,594.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255159	183,612.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255160	100,763.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255161	128,665.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255162	28,069.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255163	59,996.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255164	174,380.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255165	102,794.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255166	155,678.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255167	97,678.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255168	115,429.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255169	134,089.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6255170	132,954.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255171	166,548.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255172	87,065.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255173	111,812.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255174	96,224.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255175	130,549.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255176	83,319.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255177	103,471.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255178	47,867.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255179	71,810.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255180	97,599.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255181	84,887.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255182	136,809.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255183	96,371.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255184	168,076.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255185	186,802.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255186	73,643.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255187	60,143.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255188	50,889.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255189	83,568.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255190	65,292.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255191	55,086.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255192	32,061.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255193	51,715.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	12/22/03	12/22/10
1	Lost Instrument Bond	6255194	90,877.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	12/22/03	12/22/04
1	Lost Instrument Bond	6255196	107,961.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/14/04	1/14/11

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6255197	135,868.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/14/04	1/14/11
1	Lost Instrument Bond	6255198	104,558.00	WASHINGTON MUTUAL BANK, FA	Washington Mutual Bank, FA	1/14/03	1/14/04
1	Lost Instrument Bond	6255199	114,601.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/14/04	1/14/11
1	Lost Instrument Bond	6255200	83,194.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/14/04	1/14/11
1	Lost Instrument Bond	6255201	63,632.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/14/04	1/14/11
1	Lost Instrument Bond	6255202	203,992.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/14/04	1/14/11
1	Lost Instrument Bond	6255203	82,619.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/14/04	1/14/11
1	Lost Instrument Bond	6255204	96,106.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/14/04	1/14/11
1	Lost Instrument Bond	6255205	145,499.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/14/04	1/14/11
1	Lost Instrument Bond	6255206	140,353.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/14/04	1/14/11
1	Lost Instrument Bond	6255207	89,066.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/14/04	1/14/11
1	Lost Instrument Bond	6255208	169,152.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/14/04	1/14/11
1	Lost Instrument Bond	6255209	333,943.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/14/04	1/14/11
1	Lost Instrument Bond	6255210	69,990.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/14/04	1/14/11
1	Lost Instrument Bond	6255211	130,950.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/14/04	1/14/11
1	Lost Instrument Bond	6255212	255,740.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/14/04	1/14/11
1	Lost Instrument Bond	6255213	168,900.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/14/04	1/14/11
1	Lost Instrument Bond	6255214	127,140.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/15/04	1/15/11
1	Lost Instrument Bond	6255215	41,643.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255216	43,687.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255217	37,535.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255218	42,587.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255219	48,934.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255220	76,654.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255221	65,028.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6255222	31,996.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255223	91,749.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255224	57,253.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255225	28,390.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255226	42,637.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255227	121,433.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255228	84,085.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255229	81,629.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255230	61,280.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255231	42,406.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255232	104,556.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255233	58,337.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255234	39,911.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255235	42,264.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255236	49,321.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255237	86,761.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255238	83,383.00	MASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255239	58,547.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255240	110,631.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255241	104,049.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255242	75,159.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255243	89,280.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255244	67,944.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255245	118,960.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255246	78,426.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255247	35,649.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6255248	61,099.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255249	89,137.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255250	111,491.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255251	84,697.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255252	72,738.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255253	93,619.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255254	82,591.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255255	52,066.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255256	94,144.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255257	159,074.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255258	94,360.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255259	58,577.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255260	18,251.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255261	78,176.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255262	110,287.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255263	49,686.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255264	89,610.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255265	54,058.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255266	33,717.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255267	59,759.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255268	82,378.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	1/23/04	1/23/11
1	Lost Instrument Bond	6255269	133,980.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	2/5/04	2/5/11
1	Lost Instrument Bond	6255270	157,553.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	2/5/04	2/5/11
1	Lost Instrument Bond	6255272	227,430.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	2/12/04	2/12/11
1	Lost Instrument Bond	6255273	70,990.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	2/12/04	2/12/11
1	Lost Instrument Bond	6255274	123,746.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	2/18/04	2/18/11

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6255275	150,544.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	2/18/04	2/18/11
1	Lost Instrument Bond	6255276	99,931.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	2/23/04	2/23/11
1	Lost Instrument Bond	6255277	74,970.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	2/23/04	2/23/11
1	Lost Instrument Bond	6255278	236,425.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	2/23/04	2/23/11
1	Lost Instrument Bond	6255279	176,386.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	2/23/04	2/23/11
1	Lost Instrument Bond	6255280	94,792.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	2/23/04	2/23/11
1	Lost Instrument Bond	6255281	103,783.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	2/23/04	2/23/11
1	Lost Instrument Bond	6255282	136,721.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	2/25/04	2/25/11
1	Lost Instrument Bond	6255283	116,345.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	2/25/04	2/25/11
1	Lost Instrument Bond	6255284	103,500.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	3/15/04	3/15/11
1	Lost Instrument Bond	6255285	89,749.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	3/15/04	3/15/11
1	Lost Instrument Bond	6255286	83,000.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	3/15/04	3/15/11
1	Lost Instrument Bond	6255287	126,469.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	3/19/04	3/19/11
1	Lost Instrument Bond	6255289	11,313.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	4/1/04	4/1/11
1	Lost Instrument Bond	6255290	82,650.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	4/1/04	4/1/11
1	Lost Instrument Bond	6255291	76,205.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	4/1/04	4/1/11
1	Lost Instrument Bond	6255292	83,704.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	4/1/04	4/1/11
1	Lost Instrument Bond	6255293	151,953.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	4/1/04	4/1/11
1	Lost Instrument Bond	6255294	151,674.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	4/1/04	4/1/11
1	Lost Instrument Bond	6255295	96,407.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	4/1/04	4/1/11
1	Lost Instrument Bond	6255296	125,739.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	4/1/04	4/1/11
1	Lost Instrument Bond	6255297	118,665.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	4/1/04	4/1/11
1	Lost Instrument Bond	6255298	162,811.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	4/1/04	4/1/11
1	Lost Instrument Bond	6255299	119,340.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	4/1/04	4/1/11
1	Lost Instrument Bond	6255300	81,033.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	4/1/04	4/1/11

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6255301	106,212.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	4/1/04	4/1/11
1	Lost Instrument Bond	6255302	74,169.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	4/1/04	4/1/11
1	Lost Instrument Bond	6255303	128,796.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	4/1/04	4/1/11
1	Lost Instrument Bond	6255304	119,074.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	4/1/04	4/1/11
1	Lost Instrument Bond	6255306	943,195.00	WASHINGTON MUTUAL, INC.	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	4/15/04	4/15/11
1	Lost Instrument Bond	6255307	148,466.00	WASHINGTON MUTUAL BANK, FA	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	4/15/04	4/15/11
1	Lost Instrument Bond	6255308	82,821.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	4/16/04	4/16/11
1	Lost Instrument Bond	6255309	48,618.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	4/16/04	4/16/11
1	Lost Instrument Bond	6264539	87,863.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	4/21/04	4/21/11
1	Lost Instrument Bond	6264540	96,167.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	4/21/04	4/21/11
1	Lost Instrument Bond	6264542	137,025.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	4/21/04	4/21/11
1	Lost Instrument Bond	6264543	206,657.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	4/21/04	4/21/11
1	Lost Instrument Bond	6264544	133,841.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	4/21/04	4/21/11
1	Lost Instrument Bond	6264558	120,493.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	5/18/04	5/18/11
1	Lost Instrument Bond	6264560	133,156.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	5/21/04	5/21/11
1	Lost Instrument Bond	6264561	113,861.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	5/21/04	5/21/11
1	Lost Instrument Bond	6288282	96,404.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288283	85,604.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288284	122,123.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288285	21,253.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288286	36,272.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288287	37,890.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288288	85,227.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288289	44,965.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288290	55,478.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288291	45,664.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6288292	113,186.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288293	89,699.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288294	56,566.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288295	70,081.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288296	73,274.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288297	70,743.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288298	81,999.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288299	144,657.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288300	148,710.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288301	43,780.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288302	200,721.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288303	25,523.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288304	84,372.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288305	63,239.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288306	80,974.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288307	89,371.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288308	52,660.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288309	153,679.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288310	104,360.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288311	23,345.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288312	96,814.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288313	96,754.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288314	186,130.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288315	108,083.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288316	118,844.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288317	125,368.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6288318	18,286.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288319	114,702.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288320	120,632.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288321	116,743.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288322	5,891.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288323	64,256.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288324	103,269.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288325	23,624.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288326	42,201.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288327	101,675.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288328	45,390.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288329	60,502.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288330	97,257.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288331	75,902.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288332	113,632.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288333	78,111.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288334	45,325.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288335	84,363.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288336	69,709.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288337	58,873.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288338	40,575.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288339	105,351.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288340	53,338.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288341	115,707.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288342	95,046.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6288343	109,622.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288344	65,011.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288345	89,895.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288346	131,206.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288347	85,922.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288348	167,569.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288349	109,245.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288350	121,856.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288351	113,903.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288352	155,467.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288353	72,027.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288354	64,423.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288355	79,011.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288356	49,605.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288357	160,036.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288358	134,701.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288359	91,747.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288360	112,594.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288361	68,671.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288362	92,213.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288363	88,303.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288364	63,778.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288365	30,860.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288366	84,072.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288367	38,891.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288368	153,932.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6288369	60,578.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288370	127,429.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288371	116,594.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288372	107,843.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288373	87,297.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288374	73,529.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288375	44,202.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288376	126,766.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288377	51,446.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288378	58,913.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288379	130,927.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288380	142,040.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288381	127,696.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288382	51,427.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288383	50,345.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288384	67,389.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288385	103,172.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288386	83,773.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288387	177,813.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288388	114,058.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288389	31,760.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288390	44,546.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288391	5,582.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288392	70,328.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288393	92,880.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288394	36,261.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6288395	38,303.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288396	59,576.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288397	87,282.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288398	47,604.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288399	19,674.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288400	45,582.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288401	78,765.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288402	104,557.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288403	82,305.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288404	71,055.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288405	75,875.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288406	47,039.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288407	52,917.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288408	71,861.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288409	94,206.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288410	71,707.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288411	87,436.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288412	87,534.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288413	111,903.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288414	69,362.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288415	50,366.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288416	50,956.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288417	84,037.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288418	69,203.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288419	121,151.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6288420	93,206.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288421	114,769.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288422	82,415.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288423	124,076.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288424	90,032.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288425	51,781.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288426	31,073.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288427	60,506.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288428	28,090.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288429	43,256.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288430	131,799.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288431	104,623.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	6/10/04	6/10/11
1	Lost Instrument Bond	6288432	118,579.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288433	133,208.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288434	41,489.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288435	137,708.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288436	51,638.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288437	63,687.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288438	111,825.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288439	72,921.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288440	52,130.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288441	81,715.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288442	63,230.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288443	87,997.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288444	76,580.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288445	71,229.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6288446	32,147.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288447	48,975.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288448	41,466.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288449	142,675.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288450	110,861.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288451	85,090.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288452	61,018.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288453	101,925.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288454	74,804.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288455	119,212.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288456	149,937.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288457	212,905.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288458	43,504.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288459	152,176.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288460	128,908.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288461	95,827.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288462	192,491.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288463	95,135.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288464	143,674.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288465	69,387.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288466	169,253.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288467	78,656.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288468	92,342.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288469	94,428.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288470	74,987.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288471	127,617.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6288472	119,092.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288473	101,330.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288474	142,160.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288475	129,901.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288476	142,772.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288477	74,518.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288478	331,654.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288479	166,542.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288480	89,920.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288481	81,935.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288482	116,933.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288483	22,720.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288484	86,830.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288485	117,560.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288486	160,546.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288487	213,511.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288488	272,243.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288489	128,356.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288490	65,329.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288491	100,170.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288492	127,686.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288493	87,712.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288494	54,992.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288495	81,908.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288496	91,978.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6288497	113,444.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288498	161,366.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	6/10/04	6/10/11
1	Lost Instrument Bond	6288499	123,904.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK	6/10/04	6/10/11
1	Lost Instrument Bond	6288500	92,270.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	6/22/04	6/22/11
1	Lost Instrument Bond	6288501	149,854.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	6/22/04	6/22/11
1	Lost Instrument Bond	6288502	45,050.00	WASHINGTON MUTUAL BANK, FA	WASHINGTON MUTUAL BANK, FA	6/22/04	6/22/11
1	Lost Instrument Bond	6288504	62,002.62	WASHINGTON MUTUAL	WASHINGTON MUTUAL HOME LOAN CENTER INC.	7/7/04	7/7/11
1	Lost Instrument Bond	6288505	131,255.07	WASHINGTON MUTUAL	WASHINGTON MUTUAL HOME LOAN CENTER INC.	7/7/04	7/7/11
1	Lost Instrument Bond	6288506	245,392.23	WASHINGTON MUTUAL	WASHINGTON MUTUAL HOME LOAN CENTER INC.	7/7/04	7/7/11
1	Lost Instrument Bond	6288507	262,662.36	WASHINGTON MUTUAL	BANK OF AMERICA, N.A.	7/8/04	7/8/11
1	Lost Instrument Bond	6288508	8,500.00	WASHINGTON MUTUAL	FLORIDA DEPARTMENT OF AGRICULTURE & CONSUMER SERVICES	8/2/04	8/27/04
1	Lost Instrument Bond	6288509	101,875.01	WASHINGTON MUTUAL	WASHINGTON MUTUAL HOME LOAN CENTER INC.	7/20/04	7/20/11
1	Lost Instrument Bond	6288510	106,931.09	WASHINGTON MUTUAL	WASHINGTON MUTUAL HOME LOAN CENTER INC.	7/20/04	7/20/11
1	Lost Instrument Bond	6288511	183,233.39	WASHINGTON MUTUAL	WASHINGTON MUTUAL HOME LOAN CENTER INC.	7/20/04	7/20/11
1	Lost Instrument Bond	6288513	139,487.24	WASHINGTON MUTUAL	THE FIRST NATIONAL BANK OF LONG ISLAND	7/26/04	7/26/11
1	Lost Instrument Bond	6288516	79,748.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL HOME LOAN CENTER INC.	8/5/04	8/5/11
1	Lost Instrument Bond	6288517	83,193.08	WASHINGTON MUTUAL	WASHINGTON MUTUAL HOME LOAN CENTER INC.	8/17/04	8/17/11
1	Lost Instrument Bond	6288518	105,135.72	WASHINGTON MUTUAL	WASHINGTON MUTUAL HOME LOAN CENTER INC.	8/17/04	8/17/11
1	Lost Instrument Bond	6288519	52,440.72	WASHINGTON MUTUAL	WASHINGTON MUTUAL HOME LOAN CENTER INC.	8/17/04	8/17/11
1	Lost Instrument Bond	6288520	96,794.78	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	8/17/04	8/17/11
1	Lost Instrument Bond	6288521	84,681.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	8/17/04	8/17/11
1	Lost Instrument Bond	6288522	168,032.96	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	8/17/04	8/17/11
1	Lost Instrument Bond	6288524	584,298.69	WASHINGTON MUTUAL BANK, FA	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	8/26/04	8/26/11
1	Lost Instrument Bond	6288525	114,280.52	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/29/04	9/29/11
1	Lost Instrument Bond	6288526	98,028.01	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/29/04	9/29/11
1	Lost Instrument Bond	6288527	150,381.73	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/29/04	9/29/11

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6288528	128,803.93	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	10/8/04	10/8/11
1	Lost Instrument Bond	6288529	77,784.34	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	10/8/04	10/8/11
1	Lost Instrument Bond	6288530	144,385.14	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	10/8/04	10/8/11
1	Lost Instrument Bond	6288531	18,799.02	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	10/8/04	10/8/11
1	Lost Instrument Bond	6311342	166,921.47	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	10/8/04	10/8/11
1	Lost Instrument Bond	6311343	108,445.38	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	10/8/04	10/8/11
1	Lost Instrument Bond	6311344	16,062.95	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	10/8/04	10/8/11
1	Lost Instrument Bond	6311345	4,844.41	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	10/8/04	10/8/11
1	Lost Instrument Bond	6311346	43,188.08	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	10/8/04	10/8/11
1	Lost Instrument Bond	6311347	76,843.56	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	10/8/04	10/8/11
1	Lost Instrument Bond	6311348	73,124.78	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	10/8/04	10/8/11
1	Lost Instrument Bond	6311349	44,506.91	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	10/8/04	10/8/11
1	Lost Instrument Bond	6311350	67,091.54	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	10/8/04	10/8/11
1	Lost Instrument Bond	6311351	62,016.20	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	10/8/04	10/8/11
1	Lost Instrument Bond	6311352	37,697.77	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	10/27/04	10/27/11
1	Lost Instrument Bond	6311358	29,103.58	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	11/16/04	11/16/11
1	Lost Instrument Bond	6311359	64,685.78	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	11/16/04	11/16/11
1	Lost Instrument Bond	6311360	93,604.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/18/04	11/18/11
1	Lost Instrument Bond	6311362	106,906.63	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/18/04	11/18/11
1	Lost Instrument Bond	6311363	129,875.58	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/18/04	11/18/11
1	Lost Instrument Bond	6311364	144,635.02	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/18/04	11/18/11
1	Lost Instrument Bond	6311365	118,303.11	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/18/04	11/18/11
1	Lost Instrument Bond	6311368	212,070.87	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/18/04	11/18/11
1	Lost Instrument Bond	6311369	368,331.57	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/18/04	11/18/11
1	Lost Instrument Bond	6311370	70,232.85	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/18/04	11/18/11
1	Lost Instrument Bond	6311371	227,171.21	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/18/04	11/18/11

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6311373	86,026.90	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/18/04	11/18/11
1	Lost Instrument Bond	6311374	122,562.14	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/18/04	11/18/11
1	Lost Instrument Bond	6311375	108,467.71	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/18/04	11/18/11
1	Lost Instrument Bond	6311376	53,649.08	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/18/04	11/18/11
1	Lost Instrument Bond	6311379	101,810.36	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/18/04	11/18/11
1	Lost Instrument Bond	6311380	137,489.73	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/18/04	11/18/11
1	Lost Instrument Bond	6311381	188,684.91	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/18/04	11/18/11
1	Lost Instrument Bond	6311382	198,334.64	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/18/04	11/18/11
1	Lost Instrument Bond	6311383	243,884.51	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/18/04	11/18/11
1	Lost Instrument Bond	6311384	63,808.75	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/18/04	11/18/11
1	Lost Instrument Bond	6311385	223,236.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/18/04	11/18/11
1	Lost Instrument Bond	6311386	138,457.36	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	11/23/04	11/23/11
1	Lost Instrument Bond	6311387	187,018.75	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	11/23/04	11/23/11
1	Lost Instrument Bond	6311388	141,878.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	11/23/04	11/23/11
1	Lost Instrument Bond	6311389	96,618.01	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/29/04	11/29/11
1	Lost Instrument Bond	6311390	91,924.27	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/30/04	11/30/11
1	Lost Instrument Bond	6311391	63,718.52	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/30/04	11/30/11
1	Lost Instrument Bond	6317387	167,493.10	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317388	162,523.75	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317389	83,389.99	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317390	79,418.38	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317391	94,531.33	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317392	58,097.41	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317393	57,203.45	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317394	98,640.87	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6317395	64,799.63	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317396	79,950.77	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317397	42,343.88	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317398	44,889.66	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317399	73,902.93	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317400	142,309.71	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317401	185,925.69	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317402	81,788.09	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317404	193,789.79	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317405	103,404.46	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317407	83,284.82	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317408	88,800.22	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317409	80,317.38	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317410	100,776.08	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317411	109,685.51	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317412	187,691.52	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317413	64,359.01	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317414	232,095.56	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317415	109,566.21	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317416	122,561.10	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317417	101,228.51	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317418	112,567.53	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317419	126,453.10	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317420	130,553.27	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317421	138,133.32	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317422	107,314.70	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6317423	101,052.53	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317424	78,775.60	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317425	160,131.64	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317426	51,383.73	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317427	183,348.54	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317428	119,929.04	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317429	117,244.74	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317430	121,824.83	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317431	64,362.23	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317432	93,733.43	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317433	109,586.17	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317434	197,306.95	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317435	74,399.29	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317436	74,999.23	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317437	143,139.74	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317438	103,772.91	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317439	122,597.26	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317440	179,884.69	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317441	133,997.70	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317442	204,478.04	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317443	194,362.41	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317444	201,797.83	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317445	242,995.32	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317446	191,437.57	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317447	223,673.14	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317448	147,152.95	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6317449	107,716.83	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317450	110,433.84	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317451	98,523.39	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317452	216,617.12	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317453	112,355.69	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317454	183,614.88	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317455	89,627.21	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317456	98,113.73	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317457	180,649.42	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317458	73,400.06	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317459	138,829.41	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317460	152,706.39	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317461	153,700.83	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317462	220,547.28	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317463	123,269.23	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317465	273,001.74	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317466	173,775.24	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317467	202,146.12	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317468	188,074.10	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317469	222,580.19	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317470	121,311.34	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317471	165,140.68	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317472	115,934.10	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317473	179,199.96	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317474	61,249.40	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6317475	167,731.03	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317476	234,776.29	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317477	71,149.75	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317478	183,652.31	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317479	96,115.11	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317480	134,988.68	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317481	88,425.47	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/10/04	11/10/11
1	Lost Instrument Bond	6317482	173,973.61	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/3/04	12/3/11
1	Lost Instrument Bond	6317484	116,557.88	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/3/04	12/3/11
1	Lost Instrument Bond	6317486	90,661.17	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/9/04	12/9/11
1	Lost Instrument Bond	6317487	100,878.31	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/9/04	12/9/11
1	Lost Instrument Bond	6317488	73,028.99	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/9/04	12/9/11
1	Lost Instrument Bond	6317489	70,040.35	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/14/04	12/14/11
1	Lost Instrument Bond	6317490	53,125.32	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/14/04	12/14/11
1	Lost Instrument Bond	6317491	113,135.53	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/14/04	12/14/11
1	Lost Instrument Bond	6317492	82,165.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/14/04	12/14/11
1	Lost Instrument Bond	6317494	39,343.96	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/22/04	12/22/11
1	Lost Instrument Bond	6317495	143,446.17	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/22/04	12/22/11
1	Lost Instrument Bond	6317496	87,631.52	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/22/04	12/22/11
1	Lost Instrument Bond	6317499	58,521.06	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	1/11/05	1/11/12
1	Lost Instrument Bond	6317500	73,524.73	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	1/11/05	1/11/12
1	Lost Instrument Bond	6317501	140,790.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	1/18/05	1/18/11
1	Lost Instrument Bond	6317502	136,881.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	1/18/05	1/18/11
1	Lost Instrument Bond	6317503	204,902.85	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	1/18/05	1/18/11
1	Lost Instrument Bond	6317504	102,506.10	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	1/18/05	1/18/11
1	Lost Instrument Bond	6317505	55,039.17	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	1/18/05	1/18/11

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6317506	150,139.45	WASHINGTON MUTUAL	THE BANK OF NEW YORK	1/17/05	1/17/11
1	Lost Instrument Bond	6317507	50,492.50	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK	1/25/05	1/25/12
1	Lost Instrument Bond	6317508	74,729.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	1/28/05	1/28/12
1	Lost Instrument Bond	6317509	48,611.98	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/2/05	2/2/12
1	Lost Instrument Bond	6317511	165,483.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/15/05	2/15/12
1	Lost Instrument Bond	6317512	161,798.28	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/15/05	2/15/12
1	Lost Instrument Bond	6317513	282,750.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/15/05	2/15/12
1	Lost Instrument Bond	6317514	42,924.91	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/15/05	2/15/12
1	Lost Instrument Bond	6317515	144,901.29	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/15/05	2/15/12
1	Lost Instrument Bond	6317516	128,210.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/15/05	2/15/12
1	Lost Instrument Bond	6317517	91,875.44	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/15/05	2/15/12
1	Lost Instrument Bond	6317518	47,024.68	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/15/05	2/15/12
1	Lost Instrument Bond	6317520	76,367.66	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/15/05	2/15/12
1	Lost Instrument Bond	6317521	132,354.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/15/05	2/15/12
1	Lost Instrument Bond	6317522	130,411.29	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/15/05	2/15/12
1	Lost Instrument Bond	6317523	182,217.67	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/15/05	2/15/12
1	Lost Instrument Bond	6317524	82,362.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/15/05	2/15/12
1	Lost Instrument Bond	6317525	62,091.63	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/15/05	2/15/12
1	Lost Instrument Bond	6317526	178,891.99	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/18/05	2/18/12
1	Lost Instrument Bond	6317527	51,618.15	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/18/05	2/18/12
1	Lost Instrument Bond	6317528	40,329.81	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/18/05	2/18/12
1	Lost Instrument Bond	6317529	75,922.13	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/18/05	2/18/12
1	Lost Instrument Bond	6317531	28,899.23	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/24/05	2/24/12
1	Lost Instrument Bond	6317532	223,220.11	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/28/05	2/28/12
1	Lost Instrument Bond	6317533	75,637.42	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/28/05	2/28/12
1	Lost Instrument Bond	6317534	171,788.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/28/05	2/28/12

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6317536	83,562.52	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/28/05	2/28/12
1	Lost Instrument Bond	6317538	86,013.31	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/8/05	3/8/12
1	Lost Instrument Bond	6317539	161,134.63	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/8/05	3/8/12
1	Lost Instrument Bond	6317540	84,333.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/8/05	3/8/12
1	Lost Instrument Bond	6317541	127,798.87	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/8/05	3/8/12
1	Lost Instrument Bond	6317542	92,042.51	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/8/05	3/8/12
1	Lost Instrument Bond	6317543	189,867.40	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/8/05	3/8/12
1	Lost Instrument Bond	6317544	122,796.41	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/8/05	3/8/12
1	Lost Instrument Bond	6317545	73,945.04	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/8/05	3/8/12
1	Lost Instrument Bond	6317546	108,544.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/8/05	3/8/12
1	Lost Instrument Bond	6317547	36,098.03	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/8/05	3/8/12
1	Lost Instrument Bond	6317549	72,409.06	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/14/05	3/14/12
1	Lost Instrument Bond	6317550	80,932.96	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/14/05	3/14/12
1	Lost Instrument Bond	6317551	81,063.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/14/05	3/14/12
1	Lost Instrument Bond	6317552	102,702.24	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/14/05	3/14/12
1	Lost Instrument Bond	6317553	108,320.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/14/05	3/14/12
1	Lost Instrument Bond	6317554	440,317.92	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	3/18/05	3/18/12
1	Lost Instrument Bond	6317555	74,022.29	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	3/18/05	3/18/12
1	Lost Instrument Bond	6317556	145,579.50	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	3/18/05	3/18/12
1	Lost Instrument Bond	6317557	98,964.77	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	3/18/05	3/18/12
1	Lost Instrument Bond	6317558	47,081.48	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	3/18/05	3/18/12
1	Lost Instrument Bond	6317559	505,292.97	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	3/18/05	3/18/12
1	Lost Instrument Bond	6317560	76,291.61	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	3/18/05	3/18/12
1	Lost Instrument Bond	6317561	67,725.50	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	3/18/05	3/18/12
1	Lost Instrument Bond	6317562	101,054.61	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	3/18/05	3/18/12

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6317563	532,755.10	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	3/18/05	3/18/12
1	Lost Instrument Bond	6317564	55,135.73	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	3/18/05	3/18/12
1	Lost Instrument Bond	6317565	70,312.52	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	3/18/05	3/18/12
1	Lost Instrument Bond	6317566	93,941.28	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	3/18/05	3/18/12
1	Lost Instrument Bond	6317567	218,138.81	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	3/18/05	3/18/12
1	Lost Instrument Bond	6317569	103,812.61	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/22/05	3/22/12
1	Lost Instrument Bond	6317570	50,517.80	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/22/05	3/22/12
1	Lost Instrument Bond	6317571	61,822.32	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/22/05	3/22/12
1	Lost Instrument Bond	6317572	183,086.37	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/29/05	3/29/12
1	Lost Instrument Bond	6317573	190,620.77	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/29/05	3/29/12
1	Lost Instrument Bond	6317574	47,675.64	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/29/05	3/29/12
1	Lost Instrument Bond	6317576	144,118.00	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	3/31/05	3/31/06
1	Lost Instrument Bond	6317577	131,295.95	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/31/05	3/31/12
1	Lost Instrument Bond	6317578	131,615.54	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/31/05	3/31/12
1	Lost Instrument Bond	6317579	64,969.04	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/31/05	3/31/12
1	Lost Instrument Bond	6317580	55,574.60	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/31/05	3/31/12
1	Lost Instrument Bond	6317581	170,000.00	WASHINGTON MUTUAL BANK	State of New York	4/6/05	4/6/06
1	Lost Instrument Bond	6317582	170,000.00	WASHINGTON MUTUAL BANK	State of Florida	4/6/05	4/6/06
1	Lost Instrument Bond	6317584	56,610.33	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	4/7/05	4/7/12
1	Lost Instrument Bond	6317585	66,226.60	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	4/7/05	4/7/12
1	Lost Instrument Bond	6317586	58,975.38	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	4/7/05	4/7/12
1	Lost Instrument Bond	6342215	83,276.35	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	4/7/05	4/7/12
1	Lost Instrument Bond	6342216	53,348.95	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	4/7/05	4/7/12
1	Lost Instrument Bond	6342218	43,118.26	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	4/7/05	4/7/12
1	Lost Instrument Bond	6342219	113,798.83	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	4/7/05	4/7/12
1	Lost Instrument Bond	6342220	132,465.00	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	4/11/05	4/11/06

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6342221	56,298.97	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	4/8/05	4/8/12
1	Lost Instrument Bond	6342222	90,681.64	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	4/8/05	4/8/12
1	Lost Instrument Bond	6342224	79,481.12	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	4/20/05	4/20/12
1	Lost Instrument Bond	6342225	54,281.54	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	4/20/05	4/20/12
1	Lost Instrument Bond	6342226	118,475.05	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	4/29/05	4/29/12
1	Lost Instrument Bond	6342229	130,945.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/10/05	5/10/12
1	Lost Instrument Bond	6342230	126,137.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/10/05	5/10/12
1	Lost Instrument Bond	6342231	190,958.34	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	5/11/05	5/11/12
1	Lost Instrument Bond	6342232	24,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK	5/11/05	5/11/12
1	Lost Instrument Bond	6342233	1,011,724.06	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	5/12/05	5/12/12
1	Lost Instrument Bond	6342234	103,708.60	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/18/05	5/18/12
1	Lost Instrument Bond	6342235	120,037.58	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/25/05	5/25/12
1	Lost Instrument Bond	6342236	51,594.88	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/25/05	5/25/12
1	Lost Instrument Bond	6342237	135,848.76	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/25/05	5/25/12
1	Lost Instrument Bond	6342238	162,820.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/25/05	5/25/12
1	Lost Instrument Bond	6342239	120,492.66	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/26/05	5/26/12
1	Lost Instrument Bond	6342240	166,923.36	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/26/05	5/26/12
1	Lost Instrument Bond	6342241	69,655.73	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/26/05	5/26/12
1	Lost Instrument Bond	6342242	72,039.98	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/15/05	6/15/12
1	Lost Instrument Bond	6342243	116,869.09	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/15/05	6/15/12
1	Lost Instrument Bond	6342244	90,992.30	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/15/05	6/15/12
1	Lost Instrument Bond	6342245	84,395.93	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/15/05	6/15/12
1	Lost Instrument Bond	6342246	146,250.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/15/05	6/15/12
1	Lost Instrument Bond	6342247	158,896.20	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/15/05	6/15/12
1	Lost Instrument Bond	6342248	140,825.99	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/15/05	6/15/12
1	Lost Instrument Bond	6342249	183,691.71	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/17/05	6/17/12

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6342250	162,047.71	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/17/05	6/17/12
1	Lost Instrument Bond	6342251	128,311.15	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/15/05	6/15/12
1	Lost Instrument Bond	6342252	99,009.86	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/15/05	6/15/12
1	Lost Instrument Bond	6342253	30,598.57	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/20/05	6/20/12
1	Lost Instrument Bond	6342254	39,007.91	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/20/05	6/20/12
1	Lost Instrument Bond	6342256	65,716.45	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/22/05	6/22/12
1	Lost Instrument Bond	6342257	98,302.48	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/22/05	6/22/12
1	Lost Instrument Bond	6342258	80,901.43	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/22/05	6/22/12
1	Lost Instrument Bond	6342260	101,756.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/23/05	6/23/12
1	Lost Instrument Bond	6342261	82,407.79	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/28/05	6/28/12
1	Lost Instrument Bond	6342262	84,235.38	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/28/05	6/28/12
1	Lost Instrument Bond	6342263	142,338.09	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/28/05	6/28/12
1	Lost Instrument Bond	6342264	114,629.90	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/28/05	6/28/12
1	Lost Instrument Bond	6342265	165,784.86	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/28/05	6/28/12
1	Lost Instrument Bond	6342266	110,359.23	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/28/05	6/28/12
1	Lost Instrument Bond	6342267	65,419.30	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/28/05	6/28/12
1	Lost Instrument Bond	6342268	73,820.15	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/28/05	6/28/12
1	Lost Instrument Bond	6342269	137,414.69	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/28/05	6/28/12
1	Lost Instrument Bond	6342270	152,484.60	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/28/05	6/28/12
1	Lost Instrument Bond	6342271	114,545.32	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/28/05	6/28/12
1	Lost Instrument Bond	6342272	121,137.64	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/28/05	6/28/12
1	Lost Instrument Bond	6342274	66,235.25	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/30/05	6/30/12
1	Lost Instrument Bond	6342275	66,535.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/30/05	6/30/12
1	Lost Instrument Bond	6342276	124,302.44	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/12/05	7/12/12
1	Lost Instrument Bond	6342279	82,489.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/12/05	7/12/12

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6342280	103,703.08	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/12/05	7/12/12
1	Lost Instrument Bond	6342281	65,354.28	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/12/05	7/12/12
1	Lost Instrument Bond	6342282	87,590.38	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/12/05	7/12/12
1	Lost Instrument Bond	6342283	58,311.74	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/12/05	7/12/12
1	Lost Instrument Bond	6342284	132,133.28	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/12/05	7/12/12
1	Lost Instrument Bond	6342285	47,332.64	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/12/05	7/12/12
1	Lost Instrument Bond	6342286	63,668.80	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/12/05	7/12/12
1	Lost Instrument Bond	6342287	101,958.47	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/12/05	7/12/12
1	Lost Instrument Bond	6361641	166,309.52	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/12/05	7/12/12
1	Lost Instrument Bond	6361643	65,093.11	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/19/05	7/19/12
1	Lost Instrument Bond	6361644	67,277.95	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/19/05	7/19/12
1	Lost Instrument Bond	6361645	49,969.83	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/26/05	7/26/12
1	Lost Instrument Bond	6361646	144,930.75	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/26/05	7/26/12
1	Lost Instrument Bond	6361647	100,267.80	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/26/05	7/26/12
1	Lost Instrument Bond	6361648	141,944.46	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/26/05	7/26/12
1	Lost Instrument Bond	6361649	196,910.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/26/05	7/26/12
1	Lost Instrument Bond	6361650	96,178.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/26/05	7/26/12
1	Lost Instrument Bond	6361651	126,207.59	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/26/05	7/26/12
1	Lost Instrument Bond	6361654	192,560.18	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/5/05	8/5/12
1	Lost Instrument Bond	6361655	107,776.10	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/5/05	8/5/12
1	Lost Instrument Bond	6361656	170,621.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/5/05	8/5/12
1	Lost Instrument Bond	6361657	103,992.77	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/5/05	8/5/12
1	Lost Instrument Bond	6361660	90,360.93	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/16/05	8/16/12
1	Lost Instrument Bond	6361662	73,397.79	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/18/05	8/18/12
1	Lost Instrument Bond	6361663	147,143.61	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/16/05	8/16/12
1	Lost Instrument Bond	6361664	104,854.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/16/05	8/16/12

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6361666	120,180.01	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/18/05	8/18/12
1	Lost Instrument Bond	6361667	132,517.38	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/18/05	8/18/12
1	Lost Instrument Bond	6361669	88,606.66	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	8/25/05	8/25/12
1	Lost Instrument Bond	6361670	171,769.38	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	8/25/05	8/25/12
1	Lost Instrument Bond	6361671	73,990.98	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	8/25/05	8/25/12
1	Lost Instrument Bond	6361672	520,498.06	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	8/25/05	8/25/12
1	Lost Instrument Bond	6361673	224,129.77	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	8/25/05	8/25/12
1	Lost Instrument Bond	6361674	249,886.68	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	8/25/05	8/25/12
1	Lost Instrument Bond	6361675	580,420.18	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	8/25/05	8/25/12
1	Lost Instrument Bond	6361676	97,262.98	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/31/05	8/31/12
1	Lost Instrument Bond	6361677	105,934.34	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/31/05	8/31/12
1	Lost Instrument Bond	6361678	161,250.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/31/05	8/31/12
1	Lost Instrument Bond	6361679	145,105.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/31/05	8/31/12
1	Lost Instrument Bond	6361682	78,502.06	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/16/05	9/16/12
1	Lost Instrument Bond	6361683	139,589.83	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/16/05	9/16/12
1	Lost Instrument Bond	6361684	41,059.69	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/16/05	9/16/12
1	Lost Instrument Bond	6361685	118,322.13	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/16/05	9/16/12
1	Lost Instrument Bond	6361686	150,138.70	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/16/05	9/16/12
1	Lost Instrument Bond	6361687	100,249.92	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/16/05	9/16/12
1	Lost Instrument Bond	6361688	76,395.12	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/16/05	9/16/12
1	Lost Instrument Bond	6361689	175,312.50	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/16/05	9/16/12
1	Lost Instrument Bond	6361690	97,216.72	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/16/05	9/16/12
1	Lost Instrument Bond	6361691	84,763.96	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/16/05	9/16/12
1	Lost Instrument Bond	6361692	125,995.03	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/16/05	9/16/12
1	Lost Instrument Bond	6361693	62,993.29	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/16/05	9/16/12
1	Lost Instrument Bond	6361694	119,483.84	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/16/05	9/16/12

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6361695	87,728.67	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/16/05	9/16/12
1	Lost Instrument Bond	6361696	224,176.98	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/26/05	9/26/12
1	Lost Instrument Bond	6361697	134,752.66	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/26/05	9/26/12
1	Lost Instrument Bond	6361698	168,932.43	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/26/05	9/26/12
1	Lost Instrument Bond	6361699	194,542.81	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/26/05	9/26/12
1	Lost Instrument Bond	6361700	91,183.56	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/26/05	9/26/12
1	Lost Instrument Bond	6361701	118,654.46	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/26/05	9/26/12
1	Lost Instrument Bond	6361702	133,326.02	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/26/05	9/26/12
1	Lost Instrument Bond	6361703	109,968.31	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/26/05	9/26/12
1	Lost Instrument Bond	6361704	111,559.19	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/26/05	9/26/12
1	Lost Instrument Bond	6361707	64,533.33	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	10/12/05	10/12/12
1	Lost Instrument Bond	6361708	117,951.47	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	10/12/05	10/12/12
1	Lost Instrument Bond	6361709	146,263.22	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	10/12/05	10/12/12
1	Lost Instrument Bond	6361710	131,880.17	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	10/12/05	10/12/12
1	Lost Instrument Bond	6361711	81,151.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	10/12/05	10/12/12
1	Lost Instrument Bond	6361712	63,747.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	10/12/05	10/12/12
1	Lost Instrument Bond	6361713	102,943.42	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	10/12/05	10/12/12
1	Lost Instrument Bond	6361714	73,154.96	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	10/12/05	10/12/12
1	Lost Instrument Bond	6361715	78,013.82	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	10/12/05	10/12/12
1	Lost Instrument Bond	6361716	43,129.58	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	10/12/05	10/12/12
1	Lost Instrument Bond	6361717	101,753.61	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	10/12/05	10/12/12
1	Lost Instrument Bond	6361718	63,625.17	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	10/12/05	10/12/12
1	Lost Instrument Bond	6361719	396,000.00	WASHINGTON MUTUAL BANK	HSBC BANK USA	10/10/05	10/10/11
1	Lost Instrument Bond	6361722	149,493.86	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	10/21/05	10/21/12
1	Lost Instrument Bond	6361724	159,817.03	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/4/05	11/4/12

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6361734	10,689.89	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/7/05	11/7/12
1	Lost Instrument Bond	6361735	56,565.75	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/7/05	11/7/12
1	Lost Instrument Bond	6361736	61,025.21	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/16/05	11/16/12
1	Lost Instrument Bond	6361737	66,673.19	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/16/05	11/16/12
1	Lost Instrument Bond	6361739	538,447.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/1/05	12/1/12
1	Lost Instrument Bond	6361740	218,220.80	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/1/05	12/1/12
1	Lost Instrument Bond	6361742	118,554.04	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/1/05	12/1/12
1	Lost Instrument Bond	6361743	84,119.24	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/1/05	12/1/12
1	Lost Instrument Bond	6361744	127,691.21	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/13/05	12/13/12
1	Lost Instrument Bond	6361745	77,952.93	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/13/05	12/13/12
1	Lost Instrument Bond	6361746	59,641.03	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/13/05	12/13/12
1	Lost Instrument Bond	6361747	75,165.78	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/13/05	12/13/12
1	Lost Instrument Bond	6361748	134,800.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/13/05	12/13/12
1	Lost Instrument Bond	6361749	117,380.39	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/13/05	12/13/12
1	Lost Instrument Bond	6361750	77,986.78	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/13/05	12/13/12
1	Lost Instrument Bond	6361751	50,686.73	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/13/05	12/13/12
1	Lost Instrument Bond	6361752	83,698.57	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/13/05	12/13/12
1	Lost Instrument Bond	6361753	132,928.27	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/13/05	12/13/12
1	Lost Instrument Bond	6361755	77,030.16	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/21/05	12/21/12
1	Lost Instrument Bond	6361756	67,681.05	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/21/05	12/21/12
1	Lost Instrument Bond	6361758	72,905.35	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	12/21/05	12/21/12
1	Lost Instrument Bond	6361759	160,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK	12/21/05	12/21/12
1	Lost Instrument Bond	6361760	260,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK	12/21/05	12/21/12
1	Lost Instrument Bond	6361761	600,500.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK	12/21/05	12/21/12
1	Lost Instrument Bond	6361763	137,776.36	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	1/16/06	1/16/13
1	Lost Instrument Bond	6361764	81,961.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	1/16/06	1/16/13

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6361765	123,398.16	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	1/20/06	1/20/13
1	Lost Instrument Bond	6361766	100,778.23	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	1/20/06	1/20/13
1	Lost Instrument Bond	6361767	38,385.18	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	1/20/06	1/20/13
1	Lost Instrument Bond	6361768	117,782.10	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	1/20/06	1/20/13
1	Lost Instrument Bond	6361769	68,537.98	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	1/20/06	1/20/13
1	Lost Instrument Bond	6361770	76,242.39	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	1/26/06	1/26/13
1	Lost Instrument Bond	6361771	87,249.46	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	1/26/06	1/26/13
1	Lost Instrument Bond	6361772	100,372.40	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	1/26/06	1/26/13
1	Lost Instrument Bond	6361773	103,609.76	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	1/26/06	1/26/13
1	Lost Instrument Bond	6361774	173,551.95	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	1/26/06	1/26/13
1	Lost Instrument Bond	6361775	60,490.28	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	1/26/06	1/26/13
1	Lost Instrument Bond	6361776	148,245.28	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/3/06	2/3/13
1	Lost Instrument Bond	6361777	166,099.78	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/3/06	2/3/13
1	Lost Instrument Bond	6361778	67,324.94	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/15/06	2/15/13
1	Lost Instrument Bond	6361779	61,072.51	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/15/06	2/15/13
1	Lost Instrument Bond	6361783	81,029.78	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/15/06	2/15/13
1	Lost Instrument Bond	6361785	95,534.62	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/13/06	3/13/13
1	Lost Instrument Bond	6361786	71,230.59	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/13/06	3/13/13
1	Lost Instrument Bond	6361787	45,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	3/13/06	3/13/13
1	Lost Instrument Bond	6361788	260,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	3/13/06	3/13/13
1	Lost Instrument Bond	6361789	550,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	3/13/06	3/13/13
1	Lost Instrument Bond	6361790	605,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	3/13/06	3/13/13
1	Lost Instrument Bond	6361791	56,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	3/15/06	3/15/13
1	Lost Instrument Bond	6361792	122,893.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	3/29/06	3/29/13
1	Lost Instrument Bond	6361793	188,049.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/3/06	5/3/13
1	Lost Instrument Bond	6361794	143,927.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/3/06	5/3/13

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6361797	75,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	5/3/06	5/3/13
1	Lost Instrument Bond	6361798	203,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	5/3/06	5/3/13
1	Lost Instrument Bond	6361799	87,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	5/11/06	5/11/13
1	Lost Instrument Bond	6361800	37,400.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	5/11/06	5/11/13
1	Lost Instrument Bond	6361801	29,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	5/11/06	5/11/13
1	Lost Instrument Bond	6361802	174,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	5/11/06	5/11/13
1	Lost Instrument Bond	6361803	59,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	5/11/06	5/11/13
1	Lost Instrument Bond	6361804	90,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	5/11/06	5/11/13
1	Lost Instrument Bond	6361805	209,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	5/11/06	5/11/13
1	Lost Instrument Bond	6361806	127,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	5/11/06	5/11/13
1	Lost Instrument Bond	6361807	69,500.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	5/11/06	5/11/13
1	Lost Instrument Bond	6361808	33,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	5/11/06	5/11/13
1	Lost Instrument Bond	6361809	40,500.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	5/11/06	5/11/13
1	Lost Instrument Bond	6361810	35,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	5/11/06	5/11/13
1	Lost Instrument Bond	6361811	34,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	5/11/06	5/11/13
1	Lost Instrument Bond	6361812	101,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	5/11/06	5/11/13
1	Lost Instrument Bond	6361813	155,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	5/11/06	5/11/13
1	Lost Instrument Bond	6361814	155,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	5/11/06	5/11/13
1	Lost Instrument Bond	6361815	940,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	5/11/06	5/11/13
1	Lost Instrument Bond	6361816	1,061,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	5/11/06	5/11/13
1	Lost Instrument Bond	6361817	1,042,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	5/11/06	5/11/13
1	Lost Instrument Bond	6361818	555,000.00	WASHINGTON MUTUAL	THE BANK OF NEW YORK AND THE NEW YORK CITY HOUSING DEVELOPMENT CORPORATION	5/11/06	5/11/13
1	Lost Instrument Bond	6361820	63,678.99	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/18/06	5/18/13
1	Lost Instrument Bond	6361821	77,664.15	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/18/06	5/18/13
1	Lost Instrument Bond	6361822	68,687.11	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/18/06	5/18/13

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6361823	59,900.59	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/18/06	5/18/13
1	Lost Instrument Bond	6361824	56,854.74	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/18/06	5/18/13
1	Lost Instrument Bond	6361825	67,605.79	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/18/06	5/18/13
1	Lost Instrument Bond	6361826	43,909.96	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/18/06	5/18/13
1	Lost Instrument Bond	6361827	98,811.74	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/18/06	5/18/13
1	Lost Instrument Bond	6361828	35,829.72	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/18/06	5/18/13
1	Lost Instrument Bond	6361829	67,892.74	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/18/06	5/18/13
1	Lost Instrument Bond	6361830	50,231.23	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/18/06	5/18/13
1	Lost Instrument Bond	6361831	41,305.09	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/18/06	5/18/13
1	Lost Instrument Bond	6361832	82,989.77	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/18/06	5/18/13
1	Lost Instrument Bond	6361833	61,520.15	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/18/06	5/18/13
1	Lost Instrument Bond	6361834	62,651.33	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	5/18/06	5/18/13
1	Lost Instrument Bond	6361836	93,224.32	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/1/06	6/1/13
1	Lost Instrument Bond	6361837	81,742.46	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/1/06	6/1/13
1	Lost Instrument Bond	6361838	131,750.12	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	6/1/06	6/1/13
1	Lost Instrument Bond	6423281	18,000.00	WASHINGTON MUTUAL	STATE OF NEW YORK, GAME OF CHANCE	6/20/06	6/20/07
1	Lost Instrument Bond	6423282	18,000.00	WASHINGTON MUTUAL	STATE OF FLORIDA, DEPARTMENT OF AGRICULTURE AND CONSUMER SE*	6/20/06	6/20/07
1	Lost Instrument Bond	6423283	124,362.15	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/13/06	7/13/13
1	Lost Instrument Bond	6423284	180,643.01	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/18/06	7/18/13
1	Lost Instrument Bond	6423285	131,799.73	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/18/06	7/18/13
1	Lost Instrument Bond	6423286	168,994.08	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/2/06	8/2/13
1	Lost Instrument Bond	6423287	160,433.16	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/7/06	8/7/13
1	Lost Instrument Bond	6423289	215,362.18	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/14/06	8/14/13
1	Lost Instrument Bond	6423290	112,845.73	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/14/06	8/14/13
1	Lost Instrument Bond	6423291	118,007.23	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/14/06	8/14/13
1	Lost Instrument Bond	6423292	163,170.98	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/22/06	8/22/13

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6423293	39,829.02	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/22/06	8/22/13
1	Lost Instrument Bond	6423296	59,766.81	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/20/06	9/20/13
1	Lost Instrument Bond	6423297	25,480.02	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/20/06	9/20/13
1	Lost Instrument Bond	6423298	68,043.62	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/20/06	9/20/13
1	Lost Instrument Bond	6423299	134,331.03	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/20/06	9/20/13
1	Lost Instrument Bond	6423300	59,766.81	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/20/06	9/20/13
1	Lost Instrument Bond	6423301	72,138.30	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/20/06	9/20/13
1	Lost Instrument Bond	6423302	127,617.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/29/06	9/29/13
1	Lost Instrument Bond	6423303	71,836.96	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	10/13/06	10/13/13
1	Lost Instrument Bond	6423304	58,588.29	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	10/13/06	10/13/13
1	Lost Instrument Bond	6423307	1,450,000.00	WASHINGTON MUTUAL	U.S. BANK TRUST NATIONAL ASSOCIATION	11/15/06	11/15/13
1	Lost Instrument Bond	6423309	90,951.21	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6423310	73,696.65	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6423311	133,808.03	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6423312	44,269.40	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6423313	54,480.78	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6423314	69,960.03	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6423315	73,478.69	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6423316	139,924.66	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6423317	32,595.95	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6423318	126,507.52	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6423319	41,268.44	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6423320	73,832.73	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6423321	70,249.45	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6423322	118,408.53	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6423323	138,667.83	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6423324	34,717.60	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6423325	164,891.24	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6423326	37,204.57	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6423327	54,760.67	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6423328	174,780.30	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6423329	114,427.96	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6423330	87,951.72	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6423331	62,832.66	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/1/07	2/1/14
1	Lost Instrument Bond	6423332	62,799.38	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/1/07	2/1/14
1	Lost Instrument Bond	6423333	223,546.72	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/1/07	2/1/14
1	Lost Instrument Bond	6423334	71,252.79	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/1/07	2/1/14
1	Lost Instrument Bond	6423342	127,296.15	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/15/07	2/15/14
1	Lost Instrument Bond	6423345	32,804.08	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/21/07	2/21/14
1	Lost Instrument Bond	6423346	37,502.60	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/21/07	2/21/14
1	Lost Instrument Bond	6423347	75,628.28	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/21/07	2/21/14
1	Lost Instrument Bond	6423348	22,088.18	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/21/07	2/21/14
1	Lost Instrument Bond	6423349	29,527.92	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/21/07	2/21/14
1	Lost Instrument Bond	6423350	33,415.43	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/21/07	2/21/14
1	Lost Instrument Bond	6423351	33,922.89	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/21/07	2/21/14
1	Lost Instrument Bond	6423352	32,440.82	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/21/07	2/21/14
1	Lost Instrument Bond	6423353	98,427.59	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/21/07	2/21/14
1	Lost Instrument Bond	6423354	45,714.91	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/21/07	2/21/14
1	Lost Instrument Bond	6423355	50,203.11	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	2/27/07	2/27/14
1	Lost Instrument Bond	6423357	42,872.73	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	4/2/07	4/2/14
1	Lost Instrument Bond	6423359	61,036.86	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/6/07	7/6/14

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6423360	121,433.13	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/6/07	7/6/14
1	Lost Instrument Bond	6423361	89,998.55	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/6/07	7/6/14
1	Lost Instrument Bond	6423362	121,144.54	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/6/07	7/6/14
1	Lost Instrument Bond	6423363	235,413.32	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/6/07	7/6/14
1	Lost Instrument Bond	6423364	54,946.66	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/6/07	7/6/14
1	Lost Instrument Bond	6423365	79,940.17	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/6/07	7/6/14
1	Lost Instrument Bond	6423366	40,941.65	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/6/07	7/6/14
1	Lost Instrument Bond	6423367	39,480.10	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/6/07	7/6/14
1	Lost Instrument Bond	6423368	51,717.74	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	7/6/07	7/6/14
1	Lost Instrument Bond	6423372	126,223.75	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/15/07	8/15/14
1	Lost Instrument Bond	6423373	93,748.48	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/15/07	8/15/14
1	Lost Instrument Bond	6423374	159,187.46	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/15/07	8/15/14
1	Lost Instrument Bond	6423375	115,424.81	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/15/07	8/15/14
1	Lost Instrument Bond	6423376	79,828.98	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/18/07	9/18/14
1	Lost Instrument Bond	6423378	77,239.44	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	9/25/07	9/25/14
1	Lost Instrument Bond	6423379	110,802.32	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	10/19/07	10/19/14
1	Lost Instrument Bond	6457950	50,980.05	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457951	73,492.83	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457952	172,196.65	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457953	55,231.95	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457954	8,394.16	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457955	78,091.44	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457956	47,453.95	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457957	56,679.07	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457958	48,535.26	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457959	122,162.01	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6457960	71,877.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457961	72,180.85	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457962	142,169.21	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457963	7,402.34	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457964	7,582.31	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457965	41,268.44	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457966	64,181.84	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457967	61,340.35	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457968	84,512.53	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457969	29,348.21	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457970	53,464.79	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457971	126,128.99	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457972	149,045.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457973	100,504.39	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457974	54,526.97	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457975	23,161.72	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457976	52,701.34	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457977	85,204.09	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457978	69,821.73	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457979	149,260.45	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457980	103,347.73	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457981	78,693.38	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457982	75,062.34	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457983	97,754.87	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457984	52,600.66	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457985	4,149.85	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6457986	98,898.14	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457987	60,811.23	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457988	30,348.10	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457989	105,858.13	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457990	125,182.61	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457991	80,229.79	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457992	44,529.24	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457993	82,962.04	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457994	81,935.02	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457995	43,187.33	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457996	71,662.80	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457997	38,798.12	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457998	66,872.80	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6457999	150,488.09	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458000	53,075.62	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458001	75,939.82	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458002	123,137.86	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458003	78,899.25	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458004	72,104.70	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458005	113,508.82	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458006	22,998.67	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458007	64,849.79	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458008	57,465.32	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458009	73,254.19	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458010	55,870.65	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6458011	82,378.21	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458012	116,205.22	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458013	96,735.87	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458014	92,794.13	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458015	143,916.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458016	121,315.02	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458017	65,420.14	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458018	61,161.72	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458019	64,574.09	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458020	113,587.58	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458021	31,434.73	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458022	69,364.68	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458023	87,785.80	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458024	100,364.80	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458025	72,444.06	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458026	94,999.44	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458027	89,386.66	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458028	68,508.94	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458029	51,387.53	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458030	90,458.11	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458031	53,293.55	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458032	89,729.73	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458033	37,257.33	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458034	46,628.40	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458035	74,141.81	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458036	62,559.89	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6458037	93,766.85	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458038	61,400.49	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458039	83,686.15	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458040	138,617.65	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458041	105,075.85	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458042	174,592.35	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/15/06	11/15/13
1	Lost Instrument Bond	6458043	161,445.22	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458044	116,626.89	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458045	93,579.40	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6458046	172,921.46	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6458047	87,785.80	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6458048	207,431.79	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6458049	74,908.28	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6458627	210,499.80	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458628	93,354.38	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458629	31,736.40	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458630	122,563.44	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458631	66,825.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458632	46,252.37	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458633	242,727.41	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458634	96,492.55	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458635	144,950.27	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458636	97,037.48	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458637	108,930.39	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458638	169,991.38	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458639	86,359.50	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6458640	113,120.21	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458641	147,602.46	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458642	115,355.21	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458643	159,748.04	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458644	91,842.21	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458645	99,890.41	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458646	81,846.79	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458647	42,964.15	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458648	66,431.81	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458649	93,571.41	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458650	54,666.73	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458651	133,762.36	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458652	18,351.92	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458653	186,355.47	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458654	65,526.21	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458655	106,184.51	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458656	69,073.66	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458657	99,651.16	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458658	93,446.20	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458659	41,420.89	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458660	62,347.63	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458661	36,587.43	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458662	26,088.83	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458663	110,044.08	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458664	120,509.93	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6458665	109,279.68	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458666	59,222.17	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458667	31,598.77	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458668	90,709.51	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458669	95,328.57	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458670	60,002.42	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458671	5,122.96	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458672	40,889.39	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458673	44,933.52	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458674	24,956.26	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458675	37,035.06	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458676	7,258.86	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458677	57,299.61	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458678	92,714.42	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458679	55,211.20	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458680	99,526.04	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458681	70,520.77	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458682	58,035.15	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458683	72,819.23	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458684	93,807.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458685	85,186.44	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458686	89,370.66	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458687	55,617.59	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458688	45,615.95	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458689	63,087.26	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458690	75,166.72	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6458691	81,778.90	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458692	70,580.06	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458693	35,497.64	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458694	67,436.28	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458695	67,580.41	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458696	36,459.70	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458697	105,950.26	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458698	51,136.69	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458699	65,555.13	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458700	31,644.34	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458701	54,032.92	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458702	69,589.69	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458703	60,182.24	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458704	37,368.57	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458705	137,248.21	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458706	97,313.97	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458707	18,974.90	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458708	68,165.29	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458709	86,196.57	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458710	98,792.54	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458711	40,728.05	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458712	120,151.26	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458713	56,597.40	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458714	64,699.51	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458715	49,102.93	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458716	72,638.65	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6458717	173,808.30	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458718	156,993.99	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458719	89,724.18	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458720	70,689.27	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458721	89,703.97	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458722	59,806.30	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458723	38,834.84	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458724	45,471.07	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458725	95,047.25	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458726	109,489.34	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458727	82,700.76	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458728	79,573.71	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458729	174,743.26	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458730	106,584.17	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458731	99,902.10	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458732	92,983.18	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458733	32,145.41	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458734	85,396.36	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458735	63,869.94	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458736	62,088.84	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458737	77,346.53	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458738	78,805.96	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458739	80,679.39	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458740	126,499.12	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458741	151,331.09	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6458742	85,119.00	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458743	99,039.26	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458744	76,353.64	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458745	238,434.56	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458746	116,559.94	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458747	50,281.42	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458748	84,235.25	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458749	37,692.43	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458750	23,483.53	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458751	188,294.26	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458752	92,842.21	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458753	55,234.87	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458754	44,987.93	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458755	81,269.08	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458756	206,417.95	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458757	76,297.27	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/17/06	11/17/13
1	Lost Instrument Bond	6458758	53,980.42	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6458759	60,811.23	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6458760	100,325.44	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6458761	103,071.79	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6458762	45,951.38	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6458763	90,067.43	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6458764	65,197.50	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6458765	1,287.87	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6458766	66,034.39	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6458767	78,693.38	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6458768	34,598.30	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6458769	36,950.10	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6458770	8,433.45	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6458771	33,937.24	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6458772	23,655.35	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6458773	53,677.03	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6458774	35,253.34	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6458775	40,072.56	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6458776	25,170.88	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/27/06	11/27/13
1	Lost Instrument Bond	6525101	109,218.89	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	10/19/07	10/19/14
1	Lost Instrument Bond	6525115	156,099.08	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	4/29/08	4/29/15
1	Lost Instrument Bond	6525130	56,652.33	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/28/08	8/28/15
1	Lost Instrument Bond	6525131	39,554.32	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/28/08	8/28/15
1	Lost Instrument Bond	6525132	57,374.46	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/28/08	8/28/15
1	Lost Instrument Bond	6525133	71,671.36	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/28/08	8/28/15
1	Lost Instrument Bond	6533920	54,271.42	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533921	62,042.28	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533922	75,489.23	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533923	81,696.33	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533924	30,257.35	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533925	162,608.72	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533926	47,010.51	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533927	110,971.09	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533928	88,937.65	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533929	108,144.21	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533930	45,074.87	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6533931	121,168.08	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533932	60,897.91	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533933	75,246.13	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533934	63,183.02	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533935	41,718.29	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533936	90,670.17	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533937	51,413.71	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533938	105,051.87	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533939	87,330.48	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533940	138,628.14	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533941	96,284.31	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533942	88,656.57	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533943	53,353.92	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533944	131,566.98	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533945	143,126.31	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533946	220,133.92	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533947	77,266.99	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533948	101,343.08	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533949	92,320.07	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533950	48,103.64	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533951	27,076.07	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533952	41,776.26	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533953	24,646.44	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533954	71,211.62	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533955	10,378.55	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6533956	25,153.25	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533957	54,701.10	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533958	87,794.01	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533959	127,554.09	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533960	99,967.12	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533961	44,814.64	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533962	111,308.33	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533963	65,208.34	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533964	45,974.75	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533965	66,535.25	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533966	181,641.27	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533967	91,700.28	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533968	108,584.08	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/6/07	11/6/14
1	Lost Instrument Bond	6533969	166,448.31	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	11/5/07	11/5/14
1	Lost Instrument Bond	6593834	75,561.64	WASHINGTON MUTUAL	WASHINGTON MUTUAL BANK, FA	8/7/08	8/7/15
1	Lost Instrument Bond	6593835	47,516.97	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593836	77,795.02	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593837	76,790.31	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593838	110,756.93	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593839	37,204.77	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593840	35,273.02	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593841	84,708.82	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593842	73,881.22	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593843	41,114.15	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593844	130,514.69	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593845	84,070.81	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6593846	106,114.37	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593847	92,128.29	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593848	143,840.98	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593849	187,708.13	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593850	102,807.94	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593851	78,016.93	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593852	161,678.84	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593853	82,110.74	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593854	105,616.46	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593855	108,869.14	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593856	56,832.47	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593857	102,749.34	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593858	159,314.50	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593859	84,162.90	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593860	84,810.13	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593861	153,496.48	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593862	105,391.19	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593863	141,895.94	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593864	89,866.95	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593865	63,123.79	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593866	158,683.88	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593867	57,127.04	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593868	76,402.35	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593869	84,504.85	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593870	113,711.96	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593871	135,377.98	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6593872	99,591.56	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593873	57,873.30	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593874	80,812.76	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593877	164,907.28	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593878	195,997.96	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593879	68,211.57	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593880	60,505.21	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593881	126,001.45	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593882	60,127.71	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593883	53,495.60	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593884	61,081.78	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593885	119,357.10	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593886	87,608.17	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593887	94,205.37	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593889	68,751.29	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593890	71,439.25	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593891	180,753.63	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593892	143,729.61	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593893	125,077.59	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593895	96,104.85	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593896	161,800.81	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593897	68,894.49	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593898	94,991.14	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593900	110,096.15	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593901	208,877.31	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6593902	38,776.65	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593903	112,245.66	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593904	103,536.58	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593905	140,887.35	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593907	226,417.38	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593908	63,418.68	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593909	140,780.51	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593910	42,275.87	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593911	167,195.62	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593912	36,997.82	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593913	50,814.88	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593915	75,008.16	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593916	201,631.84	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593917	132,113.84	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593918	3,892.34	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593919	24,541.20	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593920	37,041.69	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593921	20,397.61	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593922	19,371.69	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593923	20,921.34	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593924	49,729.16	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593925	34,322.01	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593926	21,435.20	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593927	66,850.04	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593928	38,948.71	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593929	29,523.74	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6593930	10,004.98	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593931	40,555.23	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593932	53,558.22	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593933	23,606.35	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593934	168,959.73	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593935	28,182.45	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593936	35,821.29	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593937	52,137.72	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593938	45,442.24	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593939	256.13	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593940	3,581.17	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593941	34,141.64	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593942	48,997.64	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593943	51,425.27	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593944	62,156.46	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593945	52,318.67	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593946	19,759.65	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593947	48,060.54	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593948	49,896.93	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593949	64,120.74	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593950	48,840.63	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593951	10,253.58	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593952	32,997.24	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593953	66,016.92	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593954	25,824.17	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593955	16,100.74	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6593956	80,063.29	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593957	47,168.55	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593958	60,204.16	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593959	8,706.81	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593960	33,388.26	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593961	82,756.70	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593962	49,178.30	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593963	259,339.43	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593964	313,881.20	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593965	277,048.55	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593966	101,504.53	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593967	42,383.40	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593968	58,138.25	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593969	53,307.53	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593970	69,642.00	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593971	91,489.20	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593972	50,830.23	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593973	118,523.17	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593974	20,874.77	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593975	16,093.79	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593976	82,968.29	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593977	55,732.39	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593979	129,999.15	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593980	69,726.44	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593981	86,176.41	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6593982	39,344.45	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593983	127,811.40	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593984	41,517.73	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593985	49,080.62	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593986	101,857.37	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593987	80,406.25	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593989	105,873.86	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593990	64,664.65	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593991	53,036.05	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593992	90,870.01	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593993	74,504.14	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593994	50,856.14	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593995	81,343.69	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593996	74,566.42	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593997	44,875.66	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6593999	65,160.70	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594000	56,401.70	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594001	60,989.07	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594002	55,134.52	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594003	74,159.48	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594004	5,920.79	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594005	81,654.16	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594006	69,037.28	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594007	138,646.52	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594008	43,133.05	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594009	61,331.79	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6594010	74,994.92	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594011	109,986.58	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594012	36,387.07	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594013	40,454.01	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594014	185,650.23	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594015	168,705.31	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594016	66,583.15	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594017	89,456.17	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594018	266,165.09	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594019	117,472.89	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594020	142,214.66	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594021	33,382.90	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594022	206,577.28	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594023	124,844.68	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594024	99,395.63	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594025	136,450.76	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594026	84,233.76	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594027	29,996.48	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594028	76,527.78	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594029	136,182.89	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594030	98,404.32	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594031	93,136.99	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594032	42,575.07	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594033	138,455.16	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594034	103,354.49	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594035	112,926.82	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6594036	130,159.42	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594037	130,067.10	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594038	107,164.61	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594039	112,029.80	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594040	98,524.77	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594041	248,169.13	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594042	43,255.22	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594043	229,341.85	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594044	78,757.95	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594045	97,777.64	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594046	45,534.71	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594047	122,030.98	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594048	192,260.09	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594049	142,502.44	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594050	171,001.97	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594051	18,831.95	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594052	25,180.38	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594053	65,556.44	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594054	6,787.63	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594055	41,464.61	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594056	35,763.94	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594057	46,577.24	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594058	45,091.62	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594059	44,891.30	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594060	23,987.08	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6594061	67,534.51	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594062	33,417.82	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594063	31,307.73	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594064	52,691.01	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594065	66,548.17	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594066	32,325.32	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594067	42,969.25	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594068	28,487.34	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594069	28,521.39	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594070	132,881.72	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594071	105,586.10	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594072	42,567.24	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594073	59,606.42	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594074	39,329.54	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594075	38,247.21	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594076	101,579.10	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594077	115,412.80	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594078	43,924.55	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594079	34,586.64	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594080	13,779.79	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594081	41,740.68	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594082	47,214.28	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594083	30,019.40	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594084	32,014.52	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594085	68,979.30	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594086	55,329.75	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6594087	44,895.65	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594088	48,959.80	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594089	26,415.80	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594090	9,912.65	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594091	38,822.76	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594092	41,703.88	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594093	72,516.09	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594094	46,985.80	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594095	57,514.11	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594096	35,812.79	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594097	113,718.67	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594098	16,733.44	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594099	49,210.80	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594100	64,419.99	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594101	58,138.46	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594102	37,979.49	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594103	112,052.33	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594104	1,863.68	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594105	53,152.10	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594106	41,454.10	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594107	77,614.09	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594108	55,181.53	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594109	12,924.07	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594110	1,542.53	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594111	15,251.76	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594112	26,685.60	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6594113	4,511.12	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594114	13,820.40	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594115	20,573.90	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594116	118,454.36	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594117	1,416.50	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594118	30,634.90	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594119	39,269.37	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594120	54,461.09	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594121	41,030.99	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594122	28,784.34	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594123	21,926.59	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594124	45,175.54	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594125	14,479.90	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594126	46,767.12	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594127	46,715.73	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594128	21,338.71	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594129	55,045.49	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594130	31,636.69	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594131	36,561.42	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594132	32,725.50	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594133	27,512.05	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594134	3,185.17	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594135	2,031.36	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594136	36,149.41	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594137	19,558.71	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6594138	75,024.06	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594139	32,627.93	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594140	77,376.14	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594141	72,568.26	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594142	114,514.71	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594143	71,349.11	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594144	40,947.45	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594145	33,384.64	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594146	68,083.17	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594147	16,460.99	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594148	48,636.10	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594149	81,423.15	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594150	36,810.82	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594151	48,822.73	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594152	39,475.40	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594153	45,608.70	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594154	68,110.72	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594155	32,206.12	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594156	80,993.68	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594157	47,656.15	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594158	47,529.44	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594159	40,331.63	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594160	86,537.09	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594161	38,810.07	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594162	67,125.81	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594163	44,646.41	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6594164	20,738.99	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594165	23,410.84	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594166	41,101.36	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594167	43,970.35	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594168	29,289.42	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594169	59,401.80	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594170	84,469.80	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594171	62,882.82	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594172	67,904.17	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594173	41,462.54	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594174	55,144.14	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594175	70,593.75	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594176	113,882.03	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594177	93,311.77	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594178	39,035.84	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594179	46,231.65	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594180	75,261.59	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594181	76,689.81	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594182	77,558.47	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594183	93,317.13	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594184	47,109.23	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594185	88,993.80	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594186	24,516.52	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594187	56,172.68	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594188	84,918.21	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594189	118,051.26	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6594190	41,380.71	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594191	50,186.26	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594192	100,661.13	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594193	95,917.28	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594194	78,012.79	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594195	55,065.58	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594196	100,541.41	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594197	56,490.01	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594198	26,780.29	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594199	49,977.42	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594200	29,488.13	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594201	85,894.18	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594202	43,424.49	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594203	108,138.04	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594204	62,966.44	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594205	70,678.16	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594206	89,408.64	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594207	104,517.11	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594208	104,073.18	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594209	102,112.61	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594210	114,869.20	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594211	77,274.75	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594212	101,483.08	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594213	26,234.72	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594214	79,800.50	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6594215	107,188.60	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594216	98,501.93	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594217	77,569.49	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594218	73,400.74	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594219	63,479.85	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594220	71,484.93	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594221	52,424.94	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594222	41,834.54	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594223	62,600.45	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594224	29,541.62	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594225	105,471.76	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594226	86,594.98	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594227	72,046.02	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594228	12,916.84	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594229	54,968.21	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594230	24,211.13	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594231	19,911.41	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594232	91,649.04	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594233	33,069.49	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594234	64,331.60	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594235	123,847.22	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594236	49,427.10	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594237	46,587.18	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594238	46,031.54	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594239	88,476.34	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594240	153,807.50	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6594241	32,404.97	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594242	64,286.93	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594243	77,404.13	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594244	104,651.07	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594245	71,957.73	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594246	76,087.40	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594247	27,047.64	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594248	40,507.90	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594249	80,657.77	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594250	78,330.97	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594251	68,577.43	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594252	64,302.61	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594253	122,438.76	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594254	48,267.44	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594255	69,093.85	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594256	56,306.89	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594257	23,405.03	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594258	41,599.37	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594259	13,082.64	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594260	40,613.68	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594261	32,965.88	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594262	24,614.39	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594263	26,160.35	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594264	17,186.35	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594265	47,213.93	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594266	55,742.56	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6594267	55,238.02	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594268	25,901.84	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594269	43,253.22	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594270	29,604.37	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594271	39,140.90	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594272	31,860.51	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594273	32,129.93	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594274	26,624.54	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594275	42,626.61	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594276	22,509.22	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594277	36,023.66	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594278	28,739.37	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594279	32,393.49	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594280	33,475.95	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594281	35,689.26	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594282	33,630.95	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594283	38,519.19	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594284	20,137.67	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594285	26,347.93	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594286	34,094.24	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594287	29,323.45	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594288	15,510.02	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594289	40,362.93	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594290	28,351.49	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594291	33,987.56	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15

Count	TYPE	Number	Amount	Principal	Obligee / Description	Effective	Expiration
1	Lost Instrument Bond	6594292	93,465.50	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594293	18,207.52	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594294	68,588.55	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594295	74,917.03	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594296	110,742.55	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594297	53,533.95	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594298	67,335.98	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594299	85,157.85	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594300	170,244.52	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594301	36,539.83	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
1	Lost Instrument Bond	6594302	85,027.67	WASHINGTON MUTUAL BANK	WASHINGTON MUTUAL BANK	8/7/08	8/7/15
3,443	Lost Instrument Bond Total		352,664,952.67
1	Notary Public Bond	6342223	10,000.00	SHUN P. KARAN	STATE OF WASHINGTON	4/14/05	4/14/09
1	Notary Public Bond	6525121	10,000.00	ENRICA HOWARD	STATE OF WASHINGTON	5/27/08	5/27/12
1	Notary Public Bond	6525122	10,000.00	JAMIE GIBSON	STATE OF WASHINGTON	8/15/08	8/15/12
3	Notary Public Bond Total		30,000.00
1	Subdivision Bond	2753923	100,000.00	HOME SAVINGS AND LOAN ASSOCIATION	CITY OF SAN DIMAS	1/5/08	1/5/09
1	Subdivision Bond	2753924	2,800.00	HOME SAVINGS AND LOAN ASSOCIATION	CITY OF SAN DIMAS	1/5/08	1/5/09
1	Subdivision Bond	6193541	495,813.00	Harrod Brothers, a California General Partnership	City of Salinas	12/12/04	12/12/05
1	Subdivision Bond	6237444	2,750.00	WASHINGTON MUTUAL, INC.	CITY OF MIRAMAR	11/5/08	11/5/09
1	Subdivision Bond	6255155	11,000.00	WASHINGTON MUTUAL, INC.	CITY OF FORT PIERCE, FL	12/22/07	12/22/08
1	Subdivision Bond	6288503	10,883.00	WASHINGTON MUTUAL	CITY OF MIRAMAR	7/22/05	7/22/06
1	Subdivision Bond	6525120	212,531.00	WASHINGTON MUTUAL	TOWN OF DAVIE	5/20/08	5/20/09
7	Subdivision Bond Total		835,777.00
1	Workers Compensation Bond	6525118	220,000.00	WASHINGTON MUTUAL, INC.	STATE OF CALIFORNIA.	6/17/08	6/17/09
1	Workers Compensation Bond Total		220,000.00
4,046	Grand Total		381,138,517.37

EXHIBIT “E”

WMI ACCOUNTS AND DISPUTED ACCOUNTS

E

DISPUTED ACCOUNTS

				Balance at:
Depositor	Location	Account last 4 digits	Sept 26, 2008	Sept 30, 2008	Jan 14, 2010
Washington Mutual, Inc.	WMBfsb	4234	3,667,943,172	3,667,943,172	3,676,168,171
Washington Mutual, Inc.	WMB	1206	52,553,247	52,600,201	52,697,245	*
Washington Mutual, Inc.	WMB	0667	29,541,662	264,068,186	261,896,498
Washington Mutual, Inc.	WMB	9626	4,650	4,650	4,660	**
Washington Mutual, Inc.	WMB	9663	747,799	747,799	749,392
WMI Investment Corp	WMB	4704	52,974,375	53,145,275	53,602,475

WMI ACCOUNTS

Ahmanson Developments, Inc.	WMB	3411	1,625,193	1,625,209	1,628,284	***
Ahmanson Developments, Inc.	WMB	8388	7,608	7,608	7,608	***

*    December 31, 2009 balance
**  Estimate - no statements received
***  October 23, 2009 balance - no statements rec’d since

E-1

EXHIBIT “F”

FORM OF ESCROW AGREEMENT

F

ESCROW AGREEMENT

This ESCROW AGREEMENT (this Escrow Agreement, including all schedules attached hereto, all of the terms and conditions which are incorporated herein by reference, in each case as amended and/or supplemented from time to time in accordance with the terms hereof, this “Refund Escrow Agreement”), dated as of [__], 2010, is by and among Washington Mutual, Inc. (“WMI”), JPMorgan Chase Bank, N.A. (“JPMC”), Federal Deposit Insurance Corporation, in its capacity as receiver for Washington Mutual Bank (the “FDIC Receiver”), and [_________________], a national banking association organized and existing under the laws of the United States of America solely in its capacity as escrow agent (the “Escrow Agent”).

WHEREAS, on September 26, 2008, WMI and WMI Investment Corp., a subsidiary of WMI (collectively, the “Debtors”), each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code, as amended, with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”);

WHEREAS, the Debtors, JPMC, the FDIC Receiver and certain other parties entered into that certain Settlement Agreement, dated as of May 21, 2010, pursuant to which the parties thereto agreed to resolve certain disputes and related matters between the parties (the “Settlement Agreement”);

WHEREAS, the Settlement Agreement provides for the establishment of the Refund Escrow Account, the JPMC Escrow Account, the FDIC Escrow Account and the Washington Mutual Escrow Account; and

WHEREAS, pursuant to Section 2.4 of the Settlement Agreement, the Debtors, JPMC and the FDIC Receiver have agreed that certain refunds of Pre-2009 Group Taxes (collectively, the “Escrow Amount”) will be deposited from time to time with the Escrow Agent, under the terms and conditions hereof.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein and for other good and valuable consideration, the parties hereto, intending to be legally bound hereby, agree as follows:

I.	Designation of Escrow Agent; Definitions.

Subject to the terms and conditions hereof, WMI, JPMC and the FDIC Receiver hereby appoint [__________] as escrow agent to hold, administer and deliver the Escrow Amount solely in accordance with Section 2.4 of the Settlement Agreement and the terms and conditions set forth hereunder, and [__________] hereby accepts such appointment and agrees to hold, administer and deliver the Escrow Amount solely in accordance with the terms and conditions set forth hereunder.

All capitalized terms used, but not otherwise defined, herein shall have the respective meanings assigned to them in the Settlement Agreement.  Any amendments to such capitalized terms in the Settlement Agreement after the date hereof shall not be incorporated herein by reference unless consented to in writing by the Escrow Agent.

II.	Deposit and Investment of Escrow Amount.

(a)           The Escrow Amount shall be deposited via check or wire transfer of immediately available funds into the following account (the “Refund Escrow Account”) established with the Escrow Agent:

[___________]
ABA No.: [__]
Account Credit: [__]
Account Name:  [__]
Further Credit Name:  [__]
Further Credit Account No.:  [__]
Attn.:  [__________________]

The Escrow Agent shall have no duty to solicit the delivery of any property into the Refund Escrow Account.

(b)           The Escrow Agent shall hold the Escrow Amount in the Refund Escrow Account, together with all investments thereof and all interest accumulated thereon and proceeds therefrom, in each case to the extent applicable, in escrow upon the terms and conditions set forth in this Refund Escrow Agreement and shall not disburse funds from the Refund Escrow Account except as provided herein.

(c)           The Escrow Amount shall be invested and reinvested in [________________].  The Escrow Agent shall not be accountable or liable for any losses resulting from the sale or depreciation in the market value of such investments thereof.  Requests or instructions received after 3:00 p.m., New York City time, by the Escrow Agent to liquidate the Escrow Amount will be treated as if received on the following Business Day.

III.	Conditions to Disbursement of Refund Escrow Account.

(a)           As and to the extent provided herein and in Section 2.4 of the Settlement Agreement, the Escrow Agent shall release to WMI, JPMC, the FDIC Receiver, the Washington Mutual Escrow Account, the JPMC Escrow Account and/or the FDIC Escrow Account, as the case may be, all or any portion of the Escrow Amount, together with any interest and income relating thereto (collectively the “Escrow Funds”), by wire transfer of immediately available funds:

(i)           in the case of Section 2.4(b)(ii)(A) (as relates to the interest component of any refunds received), within fifteen (15) Business Days (but no sooner than ten (10) Business Days) after the receipt by the Escrow Agent from WMI in writing of the portion of the interest component of any refunds received and the appropriate allocation of such interest amount under Section 2.4(b)(ii)(A), together with proof of notice hereunder having been provided to JPMC and the FDIC Receiver of such amount; provided, however, that if JPMC or the FDIC Receiver provides the Escrow Agent with an alternative computation and/or allocation prior to the end of the initial ten (10) Business Day period, the Escrow Agent shall distribute only such amount that is not in dispute until the dispute is resolved in accordance with the Tax Dispute Resolution Procedure in the Settlement Agreement;

(ii)           in the case of Section 2.4(b)(ii)(B) (as relates to earnings on Escrow Funds), within the week prior to March 1, June 1, September 1, and December 1 of each year, but no sooner than five (5) Business Days after receipt by the Escrow Agent from JPMC in writing of the appropriate allocation of the earnings under Section 2.4(b)(ii)(B), together with proof of notice hereunder having been provided to WMI and the FDIC Receiver of such allocation; provided, however, that if WMI or the FDIC Receiver provides the Escrow Agent with an alternative allocation prior to the end of the initial five (5) Business Day period, the Escrow Agent shall distribute only such amount that is not in dispute until the dispute is resolved in accordance with the Tax Dispute Resolution Procedure in the Settlement Agreement; and

(iii)           in all other cases, within two (2) Business Days after the receipt by the Escrow Agent of a joint written notice signed by an authorized officer of each of WMI, JPMC and the FDIC Receiver stating the specific amount of Escrow Funds to be released and the account details to which such amount is to be distributed.

WMI, JPMC and the FDIC Receiver hereby agree to timely provide the Escrow Agent with the information described in this Section III(a), and the parties hereto (including the Escrow Agent) agree to cooperate with each other with respect to the sharing of any information reasonably necessary to facilitate the initial determination or the review of such determination.  In furtherance of the foregoing, the Escrow Agent shall at least monthly notify the parties of its receipt of any refunds (including the amount received and, if known, the remitting taxing authority).  Pending resolution of any dispute referenced in clause (i) or (ii), the parties agree to report the underlying income for Tax purposes according to the initial computation and/or allocation.

(b)           The Escrow Agent shall otherwise release the Escrow Funds as and to the extent required by an order of the Bankruptcy Court, which order has become final and nonappealable.

(c)           In the event of the termination of the Settlement Agreement pursuant to its terms, the Escrow Agent shall not release the Escrow Funds unless and until receipt of joint written instructions on behalf of WMI, JPMC and the FDIC Receiver, or as required by a final and nonappealable order of the Bankruptcy Court.

IV.	Fees and Expenses of Escrow Agent.

The Escrow Agent shall be entitled to reasonable compensation for its services as Escrow Agent hereunder, as listed on Schedule A annexed hereto, and to reimbursement for all reasonable expenses of or reasonable disbursements incurred by the Escrow Agent in the performance of its duties hereunder, including the reasonable fees, expenses and disbursements of counsel to the Escrow Agent.  All such amounts shall be promptly authorized for payment by WMI, JPMC and the FDIC Receiver upon the receipt of a reasonably detailed written invoice from the Escrow Agent.  Any such fees and expenses of the Escrow Agent shall be payable out of the Escrow Funds, the funds of the Washington Mutual Escrow Account, the JPMC Escrow Account, the FDIC Escrow Account, and/or by WMI, JPMC and the FDIC Receiver in the same manner, and to the same extent, as if such fees and expenses were Pre-2009 Group Taxes determined to be payable under Section 2.4(g) of the Settlement Agreement.

V.	Rights, Duties and Immunities of Escrow Agent.

The acceptance by the Escrow Agent of its duties under this Refund Escrow Agreement is subject to the following terms and conditions, which all parties to this Refund Escrow Agreement hereby agree shall govern and control the rights, duties and immunities of the Escrow Agent:

(a)          The duties and obligations of the Escrow Agent shall be determined solely by reference to the express provisions of this Refund Escrow Agreement and Section 2.4 of the Settlement Agreement and the Escrow Agent shall not be liable, except for the performance of such duties and obligations as are specifically set forth herein.  The Escrow Agent shall not be required to inquire as to the performance or observation of any obligation, term or condition under any agreement or arrangement by WMI, JPMC and the FDIC Receiver other than Section 2.4 of the Settlement Agreement.  The Escrow Agent is not a party to, and is not bound by, any agreement or other document out of which this Refund Escrow Agreement may arise (except to the extent expressly incorporated herein).  The Escrow Agent shall be under no liability to any party hereto by reason of any failure on the part of any other party hereto or any maker, guarantor, endorser or other signatory of any document or any other person to perform such person’s obligations under any such document.  This Refund Escrow Agreement shall not be deemed to create a fiduciary relationship between the parties hereto under state or federal law.

(b)          The Escrow Agent shall not be responsible in any manner for the validity or sufficiency of this Refund Escrow Agreement or of any property delivered hereunder, or for the value or collectability of any note, check or other instrument, if any, so delivered, or for any representations made or obligations assumed by any party other than the Escrow Agent.  Nothing herein contained shall be deemed to obligate the Escrow Agent to deliver any cash, instruments, documents or any other property referred to herein, unless the same shall have first been received by the Escrow Agent pursuant to this Refund Escrow Agreement.

(c)          Each of WMI, JPMC and the FDIC Receiver, jointly and severally, agrees to reimburse the Escrow Agent on demand for, and to indemnify and hold the Escrow Agent harmless against and with respect to, any and all loss, liability, damage or expense (including, but without limitation, attorneys’ fees, costs and disbursements) that the Escrow Agent may suffer or incur in connection with this Refund Escrow Agreement and its performance hereunder or in connection herewith, except to the extent such loss, liability, damage or expense arises from its willful misconduct or gross negligence as adjudicated by a court of competent jurisdiction.  The Escrow Agent shall have the further right at any time and from time to time to charge, and reimburse itself from, the property held in escrow hereunder.

(d)          The Escrow Agent shall be fully protected in acting on and relying upon any written notice, direction, request, waiver, consent, receipt, signature or other paper or document which the Escrow Agent in good faith believes to have been signed and presented by the proper party or parties.

(e)          The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith or for any mistake in act or law, or for anything which it may do or refrain from doing in connection herewith, except its own gross negligence or willful misconduct.

(f)          The Escrow Agent may seek the advice of legal counsel in the event of any dispute or question as to the construction of any of the provisions of this Refund Escrow Agreement or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the written advice or opinion of such counsel.

(g)          The parties hereto agree that should any dispute arise with respect to the payment, ownership or right of possession of the Refund Escrow Account, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, except for its willful misconduct or gross negligence, all or any part of the Refund Escrow Account until such dispute shall have been settled either by mutual agreement by the parties concerned or by the final order of the Bankruptcy Court and a notice executed by the parties to the dispute or their authorized representatives shall have been delivered to the Escrow Agent setting forth the resolution of the dispute, which notice WMI, JPMC and the FDIC Receiver hereby agree to so execute and deliver to the Escrow Agent in the event that such a final order is obtained from or issued by the Bankruptcy Court.  The Escrow Agent shall be under no duty whatsoever to institute, defend or partake in such proceedings.  The Escrow Agent shall have the option, after 30 calendar days’ notice to the other parties of its intention to do so, to file an action in interpleader requiring the parties to answer and litigate any claims and rights among themselves.  The rights of the Escrow Agent under this paragraph are cumulative of all other rights which it may have by law or otherwise.

(h)           The Escrow Agent shall provide a monthly account statement to each party to this Agreement.

(i)           The agreements set forth in this Section V shall survive the resignation or removal of the Escrow Agent, the termination of this Refund Escrow Agreement and the payment of all amounts hereunder.

VI.	Resignation of Escrow Agent.

(a)           The Escrow Agent shall have the right to resign upon 30 days written notice to WMI, JPMC and the FDIC Receiver.  In the event of such resignation, WMI, JPMC and the FDIC Receiver shall agree upon and appoint a successor escrow agent hereunder by delivering to the Escrow Agent a joint written notice of such appointment.  Upon receipt of such notice, the Escrow Agent shall deliver to the designated successor escrow agent all money and other property held hereunder and shall thereupon be released and discharged from any and all further responsibilities whatsoever under this Refund Escrow Agreement; provided, however, that the Escrow Agent shall not be deprived of its compensation earned prior to such time, but shall refund a ratable portion of any compensation paid in advance.

(b)           If no successor escrow agent shall have been designated by the date specified in the Escrow Agent’s notice, all obligations of the Escrow Agent hereunder shall nevertheless cease and terminate.  Its sole responsibility thereafter shall be to keep safely all property then held by it and to deliver the same to a person designated by the other parties hereto or in accordance with the direction of a final order of the Bankruptcy Court; provided, however, that the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief.

VII.	Notices.

All notices, communications and deliveries required or permitted by this Refund Escrow Agreement, including monthly account statements and transaction advices for the Refund Escrow Account, shall be deemed given or made (a) on the date delivered if delivered by telecopy and confirmed by receipt of electronic confirmation or other evidence of receipt, (b) upon actual receipt (as established by confirmation of receipt or otherwise) on the first Business Day after transmission electronically by e-mail, (c) on the date delivered, if delivered in person, (d) in each case, on the date delivered if it is mailed by registered or certified mail (return receipt requested) (with postage and other fees prepaid) or (e) on the day after it is delivered, prepaid, by an overnight express delivery service that confirms to the sender delivery on such day, as follows:

(1)	if to WMI, at:

Washington Mutual, Inc.
925 Fourth Avenue, Suite 2500
Seattle, Washington  98101
Attention:  General Counsel
Telecopy:  (206) 432-8879
Email:  chad.smith@wamuinc.net

with a copy given in like manner to (which shall not constitute notice):

Alvarez & Marsal LLP
100 Pine Street, Suite 900
San Francisco, California 94111
Attention:  William Kosturos
Telecopy:  (415) 837-1684
Email:  bkosturos@alvarezandmarsal.com

- and -

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention:  Brian S. Rosen, Esq.
Telecopy:  (212) 310-8007
Email:  brian.rosen@weil.com

(2)	if to JPMC, at:

JPMorgan Chase Bank, N.A.
270 Park Avenue, 12th Floor
New York, New York 10017
Attention:  Donald McCree
Telecopy:  (212) 622-4827
Email:  donald.mccree@jpmorgan.com

- and -

JPMorgan Chase Bank, N.A.
270 Park Avenue, 38th Floor
New York, NY 10017
Attention:  Travis Epes, Esq.
Telecopy:  (212) 270-0058
Email:  epes_travis@jpmorgan.com

- and –

JPMorgan Chase Bank, N.A.
One Chase Manhattan Plaza, 26th Floor
New York, New York  10081
Attention:  Lawrence N. Chanen, Esq.
Telecopy:  (212) 552-4272
Email:  lawrence.n.chanen@chase.com

with a copy given in like manner to (which shall not constitute notice):

Sullivan & Cromwell LLP
1888 Century Park East
Los Angeles, California 90067
Attention:  Hydee Feldstein, Esq.
Attention:  Robert A. Sacks, Esq.
Telecopy:  (310) 712-8800
Email:  feldsteinh@sullcrom.com
Email:  sacksr@sullcrom.com

- and -

Sullivan & Cromwell LLP
125 Broad Street
New York, New York  10004
Attention:  Stacey Friedman, Esq.
Telecopy:  (212) 291-9059
Email:  friedmans@sullcrom.com

(3)	if to the FDIC Receiver, at:

Federal Deposit Insurance Corporation

3501 Fairfax Drive
Arlington, Virginia 22226
Attention:  B. Amon James, Esq.
Attention:  Kathryn Norcross, Esq.
Telecopy:  (703) 562-2475
Email:  bajames@fdic.gov
Email:  knorcross@fdic.gov

with a copy given in like manner to (which shall not constitute notice):

DLA Piper LLP
1251 Avenue of the Americas
New York, New York  10020
Attention:  Thomas R. Califano, Esq.
Telecopy:  (212) 884-8690
Email:  thomas.califano@dlapiper.com

(4)	if to the Escrow Agent, at:

[_________________]
[___________]
Attention:  [____________]
Telecopy:  [____________]
Facsimile: [____________]
Email:  [____________]

with a copy given in a like manner to (which shall not constitute notice):

[_________________]
[___________]
Attention:  [____________]
Telecopy:  [____________]
Facsimile: [____________]
Email:  [____________]

VIII.	Amendment.

This Refund Escrow Agreement may not be amended, modified, supplemented or otherwise altered except by an instrument in writing signed by the parties hereto.

IX.	Termination.

The Refund Escrow Account shall be deemed dissolved and this Refund Escrow Agreement shall terminate upon the written agreement of the parties hereto, upon disbursement of all of the Escrow Funds, or upon transfer of all of the Escrow Funds then in the possession of the Escrow Agent to the Bankruptcy Court or such other party as the parties hereto may jointly agree upon in writing in accordance with the terms of this Refund Escrow Agreement.

X.	Governing Law; Jurisdiction.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW.  WMI, JPMC, THE FDIC RECEIVER AND THE ESCROW AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ANY LEGAL ACTION, SUIT OR PROCEEDING BETWEEN ANY OR ALL OF THE FOREGOING WITH RESPECT TO ANY MATTER UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS REFUND ESCROW AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT RENDERED IN ANY SUCH ACTION, SUIT OR PROCEEDING, SHALL BE BROUGHT IN THE BANKRUPTCY COURT FOR THAT PURPOSE ONLY, AND,

BY EXECUTION AND DELIVERY OF THIS REFUND ESCROW AGREEMENT, EACH HEREBY IRREVOCABLY ACCEPTS AND SUBMITS ITSELF TO THE JURISDICTION OF SUCH COURT, GENERALLY AND UNCONDITIONALLY, WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

XI.	Counterparts.

This Refund Escrow Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute and be one and the same instrument.

XII.	Entire Agreement.

This Refund Escrow Agreement (as amended, supplemented or otherwise modified from time to time) sets forth in full the terms of agreement between the parties and is intended as the full, complete and exclusive contract governing the relationship between the parties with respect to the transactions contemplated herein, superseding all other discussion, promises, representations, warranties, agreements and understandings, whether written or oral, between the parties with respect thereto.

XIII.	Waiver.

No waiver of any provision hereof shall be effective unless made in writing and signed by the waiving party.  No delay or failure of any party to require the performance of any term or obligation of this Refund Escrow Agreement or to exercise any right, power or remedy hereunder shall prevent any subsequent enforcement of such term or obligation or operate as a waiver thereof; nor shall any single waiver by any party of any breach of this Refund Escrow Agreement be deemed a waiver of any subsequent breach.

XIV.	Severability.

Wherever possible, each provision of this Refund Escrow Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Refund Escrow Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Refund Escrow Agreement.  In the event any provision of this Refund Escrow Agreement is prohibited or invalid, the Escrow Agent shall not release the Escrow Funds unless and until receipt of joint written instructions on behalf of WMI, JPMC and the FDIC Receiver, or as required by a final and nonappealable order of the Bankruptcy Court.

XV.	No Strict Construction.

This Refund Escrow Agreement and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto or thereto.  Neither the provisions of this Refund Escrow Agreement or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or such party’s counsel drafted this Refund Escrow Agreement or such other agreements and documents, or based on any other rule of strict construction.

XVI.	Force Majeure.

The Escrow Agent shall not incur any liability for not performing any act or fulfilling any obligation hereunder by reason of any occurrence beyond its control (including, but not limited to, any provision of any present or future law or regulation or any act of any governmental authority, any act of God or war or terrorism, or the unavailability of the Federal Reserve Bank wire services or any electronic communication facility).

XVII.	Exclusive Benefit; Assignment.

Except as specifically set forth in this Refund Escrow Agreement, this Refund Escrow Agreement is for the exclusive benefit of the parties hereto and their respective permitted successors hereunder, and shall not be deemed to give, either expressly or implicitly, any legal or equitable right, remedy, or claim to any other entity or person whatsoever.  No party may assign any of its rights or obligations under this Refund Escrow Agreement without the prior written consent of the other parties; provided, that the Escrow Agent may resign upon the terms described herein; and provided, further, that WMI may assign its rights and obligations hereunder to a liquidating trust pursuant to the Plan.

XVIII.	JPMC Escrow Account, the FDIC Escrow Account and the Washington Mutual Escrow Account.

WMI, JPMC and the FDIC Receiver agree that the form of escrow agreement that is to be used for each of the JPMC Escrow Account, the FDIC Escrow Account and the Washington Mutual Escrow Account shall be substantially similar to this Refund Escrow Agreement, subject to such revisions as may be mutually agreed between WMI, JPMC and the FDIC Receiver prior to the execution of the escrow agreements for each of the JPMC Escrow Account, the FDIC Escrow Account and the

Washington Mutual Escrow Account (including, without limitation, authorizing the payment of the fees and expenses out of such escrow accounts or the Refund Escrow Account in the same manner, and to the same extent, as if such fees and expenses were Pre-2009 Group Taxes determined to be payable under Section 2.4(g) of the Settlement Agreement).

XIX.	Use of Name.

No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions [“_______”] by name or the rights, powers, or duties of the Escrow Agent under this Refund Escrow Agreement shall be issued by any other parties hereto, or on such party’s behalf, without the prior written consent of the Escrow Agent.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Refund Escrow Agreement to be duly executed and delivered as of the date first above written.

WASHINGTON MUTUAL, INC.,
as Debtor in Possession

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

FEDERAL DEPOSIT INSURANCE CORPORATION, as Receiver for Washington Mutual Bank

By:
	Name:	Robert Schoppe
	Title:	Receiver in Charge

ESCROW AGENT
[________________]

By:
Name:
Title:

SCHEDULE A:

ESCROW AGENT FEE SCHEDULE
Prepared for Refund Escrow Account

[To be completed]

EXHIBIT “G”

PLAN CONTRIBUTION ASSETS

G

Plan Contribution Assets

The Plan Contribution Assets are each defined in the Agreement, and include the following:

To JPMC Entities:

80% of all Net Tax Refunds, except for the Homeownership Carryback Refund Amount of which the JPMC Entities shall receive zero

Anchor Litigation

Benefit Plans

BKK-Related Policies

Bonds

Checks made out to or funds received by WMI for the benefit of the WMI Medical Plan, the JPMorgan Chase Flexible Benefits Plan for Heritage WaMu Active Employees, and/or the JPMorgan Chase Flexible Benefits Plan for Heritage WaMu Retirees

JPMC Policies

JPMC Rabbi Trusts

Lakeview Plan

WMI Medical Plan

Transferred Intellectual Property

Trust Preferred Securities

Unidentified Intellectual Property

Visa Shares

WaMu Pension Plan

WMB Intellectual Property

WMIIC’s right, title and interest in and to JPMC Wind Investment Portfolio LLC

To WMI Entities:

65.178% of the Homeownership Carryback Refund Amount and 20% of all other Net Tax Refunds

American Savings Litigation

JPMC Allowed Unsecured Claim

JPMC’s right, title and interest in and to H.S. Loan Corporation

Revolving Notes

Remaining Claims

Registry Funds

WMI Accounts and the Disputed Accounts

G-1

WMI Intellectual Property

WMI Policies

WMI Rabbi Trust

$25,000,000.00 for Visa Shares

$50,000,000.00 with respect to Vendor Claims

To FDIC Receiver:

Bank Loss claims

34.822% of the Homeownership Carryback Refund Amount

G-2

EXHIBIT “H”

STIPULATION OF DISMISSAL OF WMI ACTION

H

UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF COLUMBIA

WASHINGTON MUTUAL, INC.

and

WMI INVESTMENT CORP.,

Plaintiffs and Counterclaim
Defendants,

Plaintiffs and Counterclaim	Case No. 1:09-cv-00533 RMC
Defendants

v.

FEDERAL DEPOSIT INSURANCE CORPORATION, in its corporate capacity,

Defendant,

and

FEDERAL DEPOSIT INSURANCE CORPORATION, in its capacity as receiver of Washington Mutual Bank,

Defendant and Counterclaim
Plaintiff,

and

JPMORGAN CHASE BANK, N.A.,

Intervenor-Defendant.

STIPULATION AND ORDER OF DISMISSAL WITH PREJUDICE

Pursuant to that certain Settlement Agreement, dated as of May __, 2010, and the Order, Pursuant to Section 105 of the Bankruptcy Code and Federal Rules of Bankruptcy Procedure 2002, 6004, and 9019, Authorizing and Approving (A) the Execution, Delivery and Performance of Settlement Agreement and (B) the

Consummation of the Transactions Contemplated Thereby, dated July ___, 2010, plaintiffs and counterclaim defendants Washington Mutual, Inc. and WMI Investment Corp. (collectively, the “Plaintiffs”), defendant and counterclaim plaintiff Federal Deposit Insurance Corporation, in its capacity as receiver for Washington Mutual Bank (the “FDIC-Receiver”), defendant Federal Deposit Insurance Corporation in its corporate capacity (“FDIC-Corporate”), and intervenor defendant and counterclaim defendant JPMorgan Chase Bank, N.A. (“JPMC”) hereby stipulate and agree that all claims, causes of action, and objections of any sort asserted in the above-captioned litigation shall be and hereby are dismissed with prejudice to refiling the same or any part thereof.  Each of the Plaintiffs, the FDIC-Receiver, FDIC-Corporate, JPMC and any of the other intervening parties shall be responsible for its own costs of court and attorneys’ fees.

Dated:  New York, New York
             July ___, 2010

WEIL, GOTSHAL & MANGES LLP Attorneys for Plaintiffs 1300 Eye Street Suite 900 Washington, D.C. 20005 Telephone: (202) 682-7000 Facsimile: (202) 857-0940

-and-

767 Fifth Avenue New York, New York 10153 Telephone: (212) 310-8000 Facsimile: (212) 310-8007

By:
Adam P. Strochak

DLA PIPER LLP (US) Attorneys for FDIC 1251 Avenue of the Americas New York, New York 10020 Telephone: (212) 335-4500 Facsimile: (212) 335-4501

By:
John J. Clarke, Jr.

SULLIVAN & CROMWELL LLP Attorneys for JPMorgan Chase Bank, N.A. 125 Broad Street New York, New York 10004 Telephone: (212) 558-4000 Facsimile: (212) 558-3588

-and-

1888 Century Park East Los Angeles, California 90067 Telephone: (310) 712-6600 Facsimile: (310) 712-8800

-and-

LANDIS RATH & COBB LLP 919 Market Street, Suite 1800 Wilmington, DE 19899 Telephone: (302) 467-4400 Facsimile: (302) 467-4450

By:
Robert A. Sacks

SO ORDERED this ____ day
of July, 2010

________________________________
HONORABLE ROSEMARY M. COLLYER
UNITED STATES DISTRICT JUDGE

EXHIBIT “I”

STIPULATION OF DISMISSAL OF JPMC ACTION

I

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

x
In re	:	Chapter 11
:
WASHINGTON MUTUAL, INC., et. al.,1	:	Case No. 08-12229 (MFW)
:
Debtors.	:	Jointly Administered
x
	:	Adversary Proceeding No. 09-50551
JP MORGAN CHASE BANK, N.A.	:
:
Plaintiff	:
:
- against –	:
:
WASHINGTON MUTUAL, INC. AND WMI	:
INVESTMENT CORP.,	:
:
Defendants for all claims,	:
:
- and –	:
:
FEDERAL DEPOSIT INSURANCE COMPANY	:
:
Additional Defendant for	:
Interpleader claim.	:
:
x

STIPULATION AND ORDER OF DISMISSAL WITH PREJUDICE

Pursuant to that certain Settlement Agreement, dated as of May ___, 2010, and the Order, Pursuant to Section 105 of the Bankruptcy Code and Federal Rules of Bankruptcy Procedure 2002, 6004 and 9019, Authorizing and Approving (A) the Execution, Delivery and Performance of Settlement Agreement, and (B) the Consummation of the Transactions Contemplated Thereby, dated July ___, 2010,

_____________________________

1           The Debtors in these Chapter 11 cases and the last four digits of each Debtors’ federal tax identification numbers are:  (i) Washington Mutual, Inc. (3725) and (ii) WMI Investment Corp. (5395).

plaintiff JPMorgan Chase Bank, N.A. (the “Plaintiff”), defendants Washington Mutual, Inc. and WMI Investment Corp. (collectively, the “Defendants”), and counterclaim defendant Federal Deposit Insurance Corporation, in its capacity as receiver for Washington Mutual Bank (“FDIC-Receiver”), hereby stipulate and agree that all claims, causes of action, and objections of any sort asserted in the above-captioned adversary proceeding shall be and hereby are dismissed with prejudice to refiling the same or any part thereof.  Each of the Plaintiff, the Defendants and the FDIC-Receiver shall be responsible for its own costs of court and attorneys’ fees.

Dated: New York, New York
            July ___, 2010

SULLIVAN & CROMWELL LLP
Attorneys for JPMorgan Chase Bank, N.A.
125 Broad Street
New York, New York 10004
Telephone:  (212) 558-4000
Facsimile:  (212) 558-3588
-and-
1888 Century Park East
Los Angeles, California 90067
Telephone:  (310) 712-6600
Facsimile:  (310) 712-8800

-and-

LANDIS RATH & COBB LLP 919 Market Street, Suite 1800 Wilmington, DE 19899 Telephone: (302) 467-4400 Facsimile: (302) 467-4450

By:
Robert A. Sacks

QUINN EMANUEL URQUHART OLIVER & HEDGES, LLP Attorneys for Defendants 51 Madison Avenue New York, New York 10010 Telephone: (212) 849-7000 Facsimile: (212) 849-7100

-and-

ELLIOTT GREENLEAF 1105 North Market Street Wilmington, Delaware 19801 Telephone: (302) 384-9400 Facsimile: (302) 384-9399

By:

YOUNG CONAWAY STARGATT & TAYLOR, LLP Attorneys for the FDIC-Receiver The Brandywine Building 1000 West Street, 17th Floor Wilmington, Delaware 19801 Telephone: (302) 571-6600 Facsimile: (302) 571-1253

-and-

DLA PIPER LLP (US) 1251 Avenue of the Americas New York, New York 10020 Telephone: (212) 335-4500 Facsimile: (212) 335-4501

By:

SO ORDERED this ____ day of
July, 2010

____________________________ HONORABLE MARY F. WALRATH
UNITED STATES BANKRUPTCY JUDGE

EXHIBIT “J”

STIPULATION OF DISMISSAL OF TURNOVER ACTION

J

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

x
:
In re:	:	Chapter 11
:
WASHINGTON MUTUAL, INC., et. al.,2	:	Case No. 08-12229 (MFW)
:
Debtors.	:	Jointly Administered
x
WASHINGTON MUTUAL, INC. AND	:
WMI INVESTMENT CORP.,	:
:
Plaintiffs,	:	Adv. Proc. No. 09-50934
:
and	:
:
THE OFFICIAL COMMITTEE OF UNSECURED	:
CREDITORS OF WASHINGTON MUTUAL, INC.	:
AND WMI INVESTMENT CORP.,	:
:
Intervenor-Plaintiff,	:
:
v.	:
:
JPMORGAN CHASE BANK, NATIONAL	:
ASSOCIATION,	:
:
Defendant,	:
:
and	:
:
FEDERAL DEPOSIT INSURANCE	:
CORPORATION,	:
:
Intervenor-Defendant,	:
:
and	:
:
BANK BONDHOLDERS,	:
:
Intervenor-Defendant.	:
x

__________________________________

2           The Debtors in these Chapter 11 cases and the last four digits of each Debtors’ federal tax identification numbers are:  (i) Washington Mutual, Inc. (3725) and (ii) WMI Investment Corp. (5395).

STIPULATION AND ORDER OF DISMISSAL WITH PREJUDICE

Pursuant to that certain Settlement Agreement, dated as of May ___, 2010, and the Order, Pursuant to Section 105 of the Bankruptcy Code and Federal Rules of Bankruptcy Procedure 2002, 6004 and 9019, Authorizing and Approving (A) the Execution, Delivery and Performance of Settlement Agreement, and (B) the Consummation of the Transactions Contemplated Thereby, dated June ___, 2010, plaintiffs Washington Mutual, Inc. WMI Investment Corp. (collectively, the “Plaintiffs”), the Official Committee of Unsecured Creditors (the “Committee”), as intervenor-plaintiff, defendant JPMorgan Chase Bank, N.A. ( the “Defendant”), and cross-claim defendant Federal Deposit Insurance Corporation, as receiver for Washington Mutual Bank (the “FDIC-Receiver”), hereby stipulate and agree that all claims, causes of action, and objections of any sort asserted in the above captioned adversary proceeding shall be and hereby are dismissed with prejudice to refiling the same or any part thereof.  Each of the Plaintiffs, the Committee, the Defendant and the FDIC-Receiver shall be responsible for its own costs of court and attorneys’ fees.

Dated:  New York, New York
             July ___, 2010

SULLIVAN & CROMWELL LLP
Attorneys for JPMorgan Chase Bank, N.A.
125 Broad Street
New York, New York 10004
Telephone:  (212) 558-4000
Facsimile:  (212) 558-3588
-and-
1888 Century Park East
Los Angeles, California 90067
Telephone (310) 712-6600
Facsimile:  (310) 712-8800
-and-

LANDIS RATH & COBB LLP 919 Market Street, Suite 1800 Wilmington, DE 19899 Telephone: (302) 467-4400 Facsimile: (302) 467-4450

By:
Robert A. Sacks

QUINN EMANUEL URQUHART OLIVER & HEDGES, LLP Attorneys for Defendants 51 Madison Avenue New York, New York 10010 Telephone: (212) 849-7000 Facsimile: (212) 849-7100

-and-

ELLIOTT GREENLEAF 1105 North Market Street Wilmington, Delaware 19801 Telephone: (302) 384-9400 Facsimile: (302) 384-9399

By:

YOUNG CONAWAY STARGATT & TAYLOR, LLP Attorneys for the FDIC-Receiver The Brandywine Building 1000 West Street, 17th Floor Wilmington, Delaware 19801 Telephone: (302) 571-6600 Facsimile: (302) 571-1253

-and-

DLA PIPER LLP (US) 1251 Avenue of the Americas New York, New York 10020 Telephone: (212) 335-4500 Facsimile: (212) 335-4501

By:

EXHIBIT “K”
STIPULATION OF DISMISSAL OF TEXAS LITIGATION

K

UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF COLUMBIA

AMERICAN NATIONAL INSURANCE COMPANY, et al., Plaintiffs, v. JPMORGAN CHASE & CO., et al., Defendants.	Civil Action No. 09-1743 (RMC)

STIPULATION AND ORDER OF DISMISSAL WITH PREJUDICE

Pursuant to that certain Settlement Agreement, dated as of May __, 2010, and the Order, Pursuant to Section 105 of the Bankruptcy Code and Federal Rules of Bankruptcy Procedure 2002, 6004, and 9019, Authorizing and Approving (A) the Execution, Delivery and Performance of Settlement Agreement and (B) the Consummation of the Transactions Contemplated Thereby, dated July ___, 2010, Washington Mutual, Inc. and WMI Investment Corp. (collectively, “WMI”), defendants JPMorgan Chase & Co. and JPMorgan Chase Bank, N.A. (collectively, “JPMC”), and intervenor-defendant Federal Deposit Insurance Corporation, in its capacity as receiver for Washington Mutual bank (the “FDIC-Receiver”), hereby stipulate and agree that all claims, causes of action, and objections of any sort asserted in the above-captioned litigation shall be and hereby are dismissed with prejudice to refiling the same or any part thereof.  Each of WMI, JPMC, and the FDIC-Receiver, and any of the other intervening parties shall be responsible for its own costs of court and attorneys’ fees.

Dated:    New York, New York
July ___, 2010

WEIL, GOTSHAL & MANGES LLP
Attorneys for WMI
1300 Eye Street
Suite 900
Washington, D.C. 20005
Telephone: (202) 682-7000
Facsimile: (202) 857-0940
-and-
767 Fifth Avenue
New York, New York 10153
Telephone: (212) 310-8000
Facsimile: (212) 310-8007

By:
Adam P. Strochak

SULLIVAN & CROMWELL LLP
Attorneys for JPMorgan Chase & Co.
and JP Morgan Chase Bank, N.A.
125 Broad Street
New York, New York 10004
Telephone: (212) 558-4000
Facsimile: (212) 558-3588
-and-
1701 Pennsylvania Avenue, N.W.
Washington, D.C. 20006
Telephone: (202) 956-7500
Facsimile: (202) 293-6330

By:
Robert A. Sacks

DLA PIPER LLP (US)
Attorneys for FDIC
1251 Avenue of the Americas
New York, New York 10020
Telephone: (212) 335-4500
Facsimile: (212) 335-4501

By:
John J. Clarke, Jr.

SO ORDERED this ____ day
of July, 2010

HONORABLE ROSEMARY M. COLLYER
UNITED STATES DISTRICT JUDGE

EXHIBIT “L”

WMI MEDICAL PLAN OBLIGATIONS

L

OPEB Claims
POC #		Filed Claim Amount	KCC Preliminary Liquidated Amount	Estimated Value	Claimant Last Name	Claimant First Name	Type	Debtor	Nature
705	U	Unliquidated	-	Unknown	PATTERSON	B JOYCE	Deferred Compensation Claim	Washington Mutual, Inc.	General Unsecured
708	U	Unliquidated	-	Unknown	ERAMIAN	NUBAR	Deferred Compensation Claim	Washington Mutual, Inc.	General Unsecured
841	U	Unliquidated	-	Unknown	DREIZLER	ELVIRA A	Benefit Claim	Washington Mutual, Inc.	Priority
890	U	Unliquidated	-	Unknown	STEPHAN	R	Benefit Claim	Washington Mutual, Inc.	General Unsecured
891	U	Unliquidated	-	Unknown	DREIZLER	ROBERT B	Benefit Claim	Washington Mutual, Inc.	Priority
941	U	Unliquidated	-	Unknown	GUTOWITZ	HELENE	Benefit Claim	Washington Mutual, Inc.	Priority
977	U	Unliquidated	-	Unknown	PHEGLEY	WILLIAM O	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1046	U	Unliquidated	-	Unknown	MILO	ARMANDO	Benefit Claim	Washington Mutual, Inc.	Priority
1059	U	Unliquidated	-	Unknown	TEAGARDEN	MARILYN F	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1110	U	Unliquidated	-	Unknown	BROWN	JANE	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1138	U	Unliquidated	-	Unknown	ASPEL	DORIS	Deferred Compensation Claim	Washington Mutual, Inc.	General Unsecured
1258	U	Unliquidated	-	Unknown	HAMILTON	CONNIE L	Deferred Compensation Claim	Washington Mutual, Inc.	Priority
1287	U	Unliquidated	-	Unknown	STEWART	RICHARD	Benefit Claim	Washington Mutual, Inc.	Secured
1321	U	Unliquidated	-	Unknown	CANNON	AMELIA	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1349	U	Unliquidated	-	Unknown	HOWELL	ROBERT H	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1396	U	Unliquidated	-	Unknown	YOUNTS	G	Benefit Claim	Washington Mutual, Inc.	Priority
1436	U	Unliquidated	-	Unknown	MORSCH	GLORIA	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1482	U	Unliquidated	32,000.00	Unknown	Whornham	Elinor Jeanne	Benefit Claim	Washington Mutual, Inc.	Priority
1538	U	Unliquidated	-	Unknown	LAZARUS	ESTHER	Benefit Claim	Washington Mutual, Inc.	Priority
1669	U	Unliquidated	7,000.00	Unknown	HEATH	GWENDOLYN A	Benefit Claim	Washington Mutual, Inc.	Priority
1673	U	Unliquidated	7,000.00	Unknown	PIKE	ANN L	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1747	U	Unliquidated	-	Unknown	POLON	RAQUEL	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1749	U	Unliquidated	-	Unknown	AKARD	ROBERT B	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1750	U	Unliquidated	-	Unknown	AKARD	WALTRAUD	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1784	U	Unliquidated	-	Unknown	FOX	ELEANOR	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1785	U	Unliquidated	-	Unknown	RICKS	JEROME M	Benefit Claim	Washington Mutual, Inc.	Secured
1794	U	Unliquidated	7,000.00	Unknown	BABAYAN	MARIE B	Benefit Claim	Washington Mutual, Inc.	Priority
1803	U	Unliquidated	-	Unknown	VAN ARSDALE	SUSETTE C	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1813	U	Unliquidated	145.14	Unknown	Jorgensen	Niels	Benefit Claim	Washington Mutual, Inc.	Priority
1816	U	Unliquidated	-	Unknown	VAN ARSDALE	MATTHEW E	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1853	U	Unliquidated	-	Unknown	RABUN	ELLISON	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1883	U	Unliquidated	-	Unknown	MCKAY	GORDON	Benefit Claim	Washington Mutual, Inc.	Priority
1888	U	Unliquidated	-	Unknown	CUGAT	J VALDES	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2042	U	Unliquidated	-	Unknown	MULRANE	THERESA	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2086	U	Unliquidated	-	Unknown	GORE	CHAROLETTE J	Benefit Claim	Washington Mutual, Inc.	Priority

OPEB Claims
POC #		Filed Claim Amount	KCC Preliminary Liquidated Amount	Estimated Value	Claimant Last Name	Claimant First Name	Type	Debtor	Nature
2147	U	Unliquidated	7,000.00	Unknown	HEITMAN	SHARON L	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2251	U	Unliquidated	20,750.00	Unknown	Stakelon	Caroline	Benefit Claim	Washington Mutual, Inc.	Priority
2273	U	Unliquidated	-	Unknown	KACZMARSKI	KRYSTYNA	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2356	U	Unliquidated	7,000.00	Unknown	NYARI	EVA	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2491	U	Unliquidated	7,000.00	Unknown	ASTI	THERESE A	Benefit Claim	Washington Mutual, Inc.	Priority
2557	U	Unliquidated	-	Unknown	KIRK	MARILYN E	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2575	U	Unliquidated	-	Unknown	CARSTENS	ELEANOR A	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2596	U	Unliquidated	-	Unknown	DILIBERTO	SHIFFIE	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2732	U	Unliquidated	-	Unknown	PASTOR	CATHERINE	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2734	U	Unliquidated	-	Unknown	PASTOR	EDWARD	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2849	U	Unliquidated	-	Unknown	HAVRANEK	JERRY	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2869	U	Unliquidated	-	Unknown	Swihart	Margaret E	Benefit Claim	Washington Mutual, Inc.	Priority
2924	U	Unliquidated	-	Unknown	NIGRO	MARY	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2954	U	Unliquidated	-	Unknown	HAVRANEK	EDYTHE	Benefit Claim	Washington Mutual, Inc.	General Unsecured
3101	U	Unliquidated	-	Unknown	STEVENS	PATRICIA J	Benefit Claim	Washington Mutual, Inc.	General Unsecured
3102	U	Unliquidated	-	Unknown	STEVENS	M J	Benefit Claim	Washington Mutual, Inc.	General Unsecured
3111	U	Unliquidated	-	Unknown	ELEFTHERIADIS	STELLA	Benefit Claim	Washington Mutual, Inc.	Priority
3181	U	Unliquidated	-	Unknown	HARTZELL	CHARLES J	Benefit Claim	Washington Mutual, Inc.	General Unsecured
3182	U	Unliquidated	-	Unknown	HARTZELL	HELEN C	Benefit Claim	Washington Mutual, Inc.	General Unsecured
3195	U	Unliquidated	-	Unknown	CAPALDO	MARILYN	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2362		483,319.00	-	Unknown	Smith	Edward Jr	Benefit Claim	Washington Mutual, Inc.	General Unsecured
712		7,000.00	-	Unknown	CHRISTENSEN	ANITA E	Benefit Claim	Washington Mutual, Inc.	General Unsecured
715		7,000.00	-	Unknown	REBISKIE	FRANKIE D	Benefit Claim	Washington Mutual, Inc.	Priority
772		7,000.00	-	Unknown	BULKLEY	RETA M	Benefit Claim	Washington Mutual, Inc.	General Unsecured
774		7,000.00	-	Unknown	ZANI	ANNE M	Benefit Claim	Washington Mutual, Inc.	Priority
870		7,000.00	-	Unknown	THORPE	RICHARD G	Benefit Claim	Washington Mutual, Inc.	General Unsecured
967		39,000.00	-	Unknown	COOPER	DAVID	Benefit Claim	Washington Mutual, Inc.	Priority
1047		7,000.00	-	Unknown	DEEMING	ANNA B	Benefit Claim	Washington Mutual, Inc.	Secured
1099		7,000.00	-	Unknown	SIMPSON	DORIS	Benefit Claim	Washington Mutual, Inc.	Secured
1146		20,000.00	-	Unknown	SMITH	IDA	Benefit Claim	Washington Mutual, Inc.	Priority
1254		7,000.00	-	Unknown	THOMPSON	HAROLD E	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1255		7,000.00	-	Unknown	MILLER	CALLIE H	Benefit Claim	Washington Mutual, Inc.	Priority
1265		17,000.00	-	Unknown	ENNOR	GLORIA	Benefit Claim	Washington Mutual, Inc.	Priority
1267		7,000.00	-	Unknown	CARR	CAROL B	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1370		19,225.00	-	Unknown	CATTANI	NORMA	Benefit Claim	Washington Mutual, Inc.	Priority

OPEB Claims
POC #	Filed Claim Amount	KCC Preliminary Liquidated Amount	Estimated Value	Claimant Last Name	Claimant First Name	Type	Debtor	Nature
1419	7,000.00	-	Unknown	REED	DONALD E	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1509	104,625.00	-	Unknown	LEEDOM	E	Benefit Claim	Washington Mutual, Inc.	Priority
1640	7,000.00	-	Unknown	NICHOLSON	VIOLET	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1676	17,600.00	-	Unknown	ROSI	DONALD	Benefit Claim	Washington Mutual, Inc.	Priority
1823	7,000.00	-	Unknown	FETTERS	LILLIAN M	Benefit Claim	Washington Mutual, Inc.	Priority
1825	17,500.00	-	Unknown	SOLITO	MILDRED G	Benefit Claim	Washington Mutual, Inc.	Priority
1852	7,500.00	-	Unknown	PARESE	JAMES J	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1864	7,000.00	-	Unknown	VEITMANIS	JOHN J	Benefit Claim	Washington Mutual, Inc.	Priority
1869	14,391.00	-	Unknown	BEARSE	ARLYNE	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1880	7,000.00	-	Unknown	ROBINSON	BEVERLEY	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1925	7,000.00	-	Unknown	FINCH	RONALD	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1926	7,000.00	-	Unknown	FINCH	ARLINE	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1929	10,868.00	-	Unknown	JONES	DOROTHY	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1955	956,387.00	-	Unknown	Wardlow	Donna J	Benefit Claim	Washington Mutual, Inc.	Priority
2061	14,391.00	-	Unknown	BEARSE	MELVIN	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2089	7,000.00	-	Unknown	HIATT	MARY S	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2156	8,700.00	-	Unknown	SCHROCK	BYRON	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2158	21,200.00	-	Unknown	MCCARTHY	BARBARA	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2192	20,000.00	-	Unknown	Nielsen	Doris D	Benefit Claim	Washington Mutual, Inc.	Priority
2226	100,000.00	-	Unknown	ARATA	HOWARD P	Benefit Claim	Washington Mutual, Inc.	Priority
2269	18,000.00	-	Unknown	KILCHESKI	VIRGINIA	Benefit Claim	WMI Investment Corp.	General Unsecured
2699	30,000.00	-	Unknown	FERRUFINO	OSCAR	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2777	23,000.00	-	Unknown	SHUKNECHT	MARY	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2879	153.10	-	Unknown	RUFFNER	KENNETH	Severance Claim	Washington Mutual, Inc.	General Unsecured
2895	17,864.00	-	Unknown	MOODY	ANN P	Benefit Claim	Washington Mutual, Inc.	Secured
2963	628,144.00	-	Unknown	Schoch	Elaine	Benefit Claim	Washington Mutual, Inc.	Priority
2967	4,000.00	-	Unknown	SCHAEFFER ILEY	ELIZABETH M	Benefit Claim	Washington Mutual, Inc.	General Unsecured
3095	7,000.00	-	Unknown	LAYCHOCK	ANDREW	Benefit Claim	Washington Mutual, Inc.	General Unsecured
3145	7,000.00	-	Unknown	JESZECK	CHARLES J	Benefit Claim	Washington Mutual, Inc.	Priority
3204	88,978.74	-	Unknown	SOLDWISCH	JAMES	Benefit Claim	Washington Mutual, Inc.	General Unsecured
3205	59,700.84	-	Unknown	CLEMEN	CARL	Benefit Claim	Washington Mutual, Inc.	General Unsecured
3207	5,623.74	-	Unknown	SOLDWISCH	BETTY	Benefit Claim	Washington Mutual, Inc.	General Unsecured
3237	7,000.00	-	Unknown	HENTZ	MARION J	Benefit Claim	Washington Mutual, Inc.	General Unsecured
3285	20,000.00	-	Unknown	SQUIRES	LILLIAN	Benefit Claim	Washington Mutual, Inc.	Priority
3317	5,623.74	-	Unknown	CLEMEN	BETTY D	Benefit Claim	Washington Mutual, Inc.	General Unsecured

OPEB Claims
POC #	Filed Claim Amount	KCC Preliminary Liquidated Amount	Estimated Value	Claimant Last Name	Claimant First Name	Type	Debtor	Nature
3707	7,000.00	-	Unknown	CHIMENTI	PAT W	Benefit Claim	Washington Mutual, Inc.	General Unsecured

EXHIBIT “M”

WMB/JPMC RABBI TRUSTS

M

Rabbi Trust	Trustee Bank
Pacific First Federal Savings Bank Umbrella Trust for Key Employees and Pacific First Federal Savings Bank Umbrella Trust for Directors	Wells Fargo

Great Western Financial Corporation Umbrella Trust for Senior Officers and Great Western Financial Corporation Umbrella Trust for Directors*	Wells Fargo

American Savings Bank, F.A. Grantor Trust	Bank of New York Mellon

The Dime Benefit Protection Trust, Umbrella Trust with respect to the Covered Arrangements for Outside Directors of The Dime Savings Bank of New York, FSB and Related Entities, Umbrella Trust with respect to the Covered Arrangements of The Dime Savings Bank of New York, FSB and Related Entities, and Umbrella Trust with respect to the Designated Arrangements of The Dime Savings Bank of New York, FSB and Related Entities*
Union Bank

Providian Financial Corporation Deferred Compensation and Benefits Trust*	Bank of America

Trust Under Deferred Compensation Plan and 1993 Supplemental Employment Retirement Plan and Trust Under Deferred Compensation Plan and 1995 Supplemental Employment Retirement Plan (“Coast Federal Trusts”)
Northern Trust

*Rabbi Trusts contain the following BOLI/COLI Policies:

Carrier	Policy List Bills/# of Policies
Pacific Life (Great Western)	7490A, 7386A, 7570A, z04001-04601,
Pacific Life (Providian)	7810A
Met Life (DIME)	1 Policy
AIG (DIME)	5 Policies
Mass Mutual (DIME)	125 Policies
Principal Mutual (DIME)	1 Policy
Prudential (DIME)	48 Policies

M-1

EXHIBIT “N”

WMB/JPMC BOLI/COLI Assets

N

Carrier
Kemper Investors Life	K19036-S01W, K19035-SO1W
Met Life	191511-G, 191514-G
Hartford	VG153
Sun Life	G171, G172, G180, G187, G188
Minnesota Life	55010

Pacific Life	Z04701, 7776
1A22E76B, 7777
ING Security Life (ELIP)	E208090000, E208090001

N-1

EXHIBIT “O”

CCBI SPLIT DOLLAR Policies

O

	Issue			Issue
Carrier	Date	Policy #	Carrier	Date	Policy #
Beneficial Life	8/1/05	BL2048828	Midland	3/1/02	650704
Beneficial Life	8/1/05	BL2161150	Midland	3/1/02	650756
Beneficial Life	8/1/05	BL2161151	Midland	3/1/02	650758
Beneficial Life	8/1/05	BL2161152	Midland	3/1/02	650762
Beneficial Life	8/1/05	BL2161153	Midland	3/1/02	650763
Beneficial Life	8/1/05	BL2161154	Midland	3/1/02	650765
Beneficial Life	8/1/05	BL2161155	Midland	3/1/02	650767
Beneficial Life	8/1/05	BL2161156	Midland	3/1/02	650836
Beneficial Life	8/1/05	BL2161157	Midland	3/1/02	650838
Beneficial Life	8/1/05	BL2161159	Midland	3/1/02	650840
Beneficial Life	8/1/05	BL2161160	Midland	3/1/02	650841
Beneficial Life	8/1/05	BL2161161	Midland	3/1/02	650842
Beneficial Life	8/1/05	BL2161162	Midland	3/1/02	650843
Beneficial Life	8/1/05	BL2161163	Midland	3/1/02	650844
Beneficial Life	8/1/05	BL2161165	Midland	3/1/02	650845
Beneficial Life	8/1/05	BL2161166	Midland	3/1/02	680750
Beneficial Life	8/1/05	BL2161167	Midland	10/28/02	666591
Beneficial Life	8/1/05	BL2161168	Midland	10/28/02	666593
Beneficial Life	8/1/05	BL2161169	Midland	10/28/02	666594
Beneficial Life	8/1/05	BL2161170	Midland	10/28/02	666596
Beneficial Life	8/1/05	BL2161171	Midland	10/28/02	666597
Beneficial Life	8/1/05	BL2161172	Midland	6/4/03	680739
Beneficial Life	8/1/05	BL2161173	Midland	6/4/03	680740
Beneficial Life	8/1/05	BL2161174	Midland	6/4/03	680742
Beneficial Life	8/1/05	BL2161175	Midland	6/4/03	680743
Beneficial Life	8/1/05	BL2161176	Midland	6/4/03	680744
Beneficial Life	8/1/05	BL2161178	Midland	6/4/03	680745
Beneficial Life	8/1/05	BL2161179	Midland	6/4/03	680746
Beneficial Life	8/1/05	BL2161180	Midland	6/4/03	680747
Beneficial Life	8/1/05	BL2161181	Midland	6/4/03	680748
Beneficial Life	8/1/05	BL2161182	Midland	6/4/03	680749
Beneficial Life	8/1/05	BL2161183	Midland	6/4/03	680751
Beneficial Life	8/1/05	BL2161185	Midland	6/4/03	680752
Beneficial Life	8/1/05	BL2161186	Midland	5/28/04	687686
Beneficial Life	8/1/05	BL2161187	New York Life	3/1/02	56601745
Beneficial Life	8/1/05	BL2161189	New York Life	3/1/02	56601746
Beneficial Life	8/1/05	BL2161190	New York Life	3/1/02	56601747
Beneficial Life	8/1/05	BL2161191	New York Life	3/1/02	56601748
Beneficial Life	8/1/05	BL2161194	New York Life	3/1/02	56601749
Beneficial Life	8/1/05	BL2161195	New York Life	3/1/02	56601750
Beneficial Life	8/1/05	BL2161198	New York Life	3/1/02	56601751
Beneficial Life	8/1/05	BL2161199	New York Life	3/1/02	56601752
Beneficial Life	8/1/05	BL2161200	New York Life	3/1/02	56601753
Beneficial Life	8/1/05	BL2161201	New York Life	3/1/02	56601754
Beneficial Life	8/1/05	BL2161202	New York Life	3/1/02	56601755
Beneficial Life	8/1/05	Bl2161203	New York Life	3/1/02	56601756
Beneficial Life	8/1/05	BL2161204	New York Life	3/1/02	56601757
Beneficial Life	8/1/05	BL2161205	New York Life	3/1/02	56601758
Beneficial Life	8/1/05	BL2161206	New York Life	3/1/02	56601759
Beneficial Life	8/1/05	BL2161207	New York Life	3/1/02	56602718
Beneficial Life	8/1/05	BL2161208	New York Life	3/1/02	56602719
Beneficial Life	8/1/05	BL2161209	New York Life	3/1/02	56602720
Beneficial Life	8/1/05	BL2161210	New York Life	3/1/02	56602721
Beneficial Life	8/1/05	BL2161211	New York Life	10/28/02	56602717
Beneficial Life	8/1/05	BL2161212	New York Life	6/4/03	56606181
Beneficial Life	8/1/05	BL2161213	New York Life	6/4/03	56606182
Beneficial Life	8/1/05	BL2161214	New York Life	6/4/03	56606183
Beneficial Life	8/1/05	BL2161215	New York Life	6/4/03	56606184
Beneficial Life	8/1/05	BL2161216	New York Life	6/4/03	56606185
Beneficial Life	8/1/05	BL2161217	New York Life	6/4/03	56606186
Beneficial Life	8/1/05	BL2161218	New York Life	6/4/03	56606187
Beneficial Life	8/1/05	BL2161219	New York Life	6/4/03	56606188
Beneficial Life	8/1/05	BL2161220	New York Life	6/4/03	56606189
Beneficial Life	8/1/05	BL2161221	New York Life	6/4/03	56606190
Beneficial Life	8/1/05	BL2161222	New York Life	6/4/03	56606191
Beneficial Life	8/1/05	BL2161223	New York Life	6/4/03	56606192

	Issue			Issue
Carrier	Date	Policy #	Carrier	Date	Policy #
Beneficial Life	8/1/05	BL2161224	New York Life	6/4/03	56606193
Beneficial Life	8/1/05	BL2161225	New York Life	6/4/03	56606194
Beneficial Life	8/1/05	BL2161226	New York Life	6/4/03	56606195
Beneficial Life	8/1/05	BL2161227	New York Life	6/4/03	56606196
Beneficial Life	8/1/05	BL2161228	New York Life	6/4/03	56606197
Beneficial Life	8/1/05	BL2161229	New York Life	6/4/03	56606198
Beneficial Life	8/1/05	BL2161230	New York Life	6/4/03	56606199
Beneficial Life	8/1/05	BL2161231	New York Life	6/4/03	56606200
Beneficial Life	8/1/05	BL2161232	New York Life	6/4/03	56606201
Beneficial Life	8/1/05	BL2161233	New York Life	6/4/03	56606202
Beneficial Life	8/1/05	BL2161910	New York Life	6/4/03	56606203
Beneficial Life	8/1/05	BL2161912	New York Life	6/4/03	56606204
Beneficial Life	8/1/05	BL2161913	New York Life	6/4/03	56606205
Beneficial Life	8/1/05	BL2161914	New York Life	5/28/04	56608347
Beneficial Life	8/1/05	BL2161915	New York Life	8/1/05	56611467
Beneficial Life	8/1/05	BL2161916	New York Life	8/1/05	56611468
Beneficial Life	8/1/05	BL2161917	New York Life	8/1/05	56611469
Beneficial Life	8/1/05	BL2161918	New York Life	8/1/05	56611470
Beneficial Life	8/1/05	BL2161919	New York Life	8/1/05	56611471
Beneficial Life	8/1/05	BL2162054	New York Life	8/1/05	56611472
Beneficial Life	8/1/05	BL2162055	New York Life	8/1/05	56611473
Beneficial Life	8/1/05	BL2162056	New York Life	8/1/05	56611474
Beneficial Life	8/1/05	BL2162057	New York Life	8/1/05	56611475
Beneficial Life	8/1/05	BL2162058	New York Life	8/1/05	56611476
Beneficial Life	8/1/05	BL2162059	New York Life	8/1/05	56611477
Beneficial Life	8/1/05	BL2162060	New York Life	8/1/05	56611478
Beneficial Life	8/1/05	BL2162061	New York Life	8/1/05	56611479
Beneficial Life	8/1/05	BL2162062	New York Life	8/1/05	56611480
Beneficial Life	8/1/05	BL2162063	New York Life	8/1/05	56611481
Beneficial Life	8/1/05	BL2162064	New York Life	8/1/05	56611482
Beneficial Life	8/1/05	BL2162065	New York Life	8/1/05	56611483
Beneficial Life	8/1/05	BL2162066	New York Life	8/1/05	56611484
Beneficial Life	8/1/05	BL2162067	New York Life	8/1/05	56611485
Beneficial Life	8/1/05	BL2162068	New York Life	8/1/05	56611486
Beneficial Life	8/1/05	BL2162069	New York Life	8/1/05	56611487
Beneficial Life	8/1/05	BL2162070	New York Life	8/1/05	56611488
Beneficial Life	8/1/05	BL2162071	New York Life	8/1/05	56611489
Beneficial Life	8/1/05	BL2162072	New York Life	8/1/05	56611490
Beneficial Life	8/1/05	BL2162073	New York Life	8/1/05	56611491
Beneficial Life	8/1/05	BL2162074	New York Life	8/1/05	56611492
Beneficial Life	8/1/05	BL2162075	New York Life	8/1/05	56611493
Beneficial Life	8/1/05	BL2162076	New York Life	8/1/05	56611494
Beneficial Life	8/1/05	BL2162077	New York Life	8/1/05	56611495
Beneficial Life	10/5/05	BL2163981	New York Life	8/1/05	56611496
Beneficial Life	10/5/05	BL2163982	New York Life	8/1/05	56611497
Beneficial Life	10/5/05	BL2163983	New York Life	8/1/05	56611498
Beneficial Life	10/5/05	BL2163984	New York Life	8/1/05	56611499
Beneficial Life	10/5/05	BL2163985	New York Life	8/1/05	56611500
Beneficial Life	10/5/05	BL2163986	New York Life	8/1/05	56611501
Beneficial Life	10/5/05	BL2163987	New York Life	8/1/05	56611502
Beneficial Life	10/5/05	BL2163988	New York Life	8/1/05	56611503
Beneficial Life	10/5/05	BL2163989	New York Life	8/1/05	56611504
Beneficial Life	10/5/05	BL2163990	New York Life	8/1/05	56611505
Beneficial Life	10/5/05	BL2163991	New York Life	8/1/05	56611506
Beneficial Life	10/5/05	BL2163992	New York Life	8/1/05	56611507
Beneficial Life	10/5/05	BL2163993	New York Life	8/1/05	56611508
Beneficial Life	10/5/05	BL2163994	New York Life	8/1/05	56611509
Beneficial Life	10/5/05	BL2163995	New York Life	8/1/05	56611510
Beneficial Life	10/5/05	BL2163996	New York Life	8/1/05	56611511
Beneficial Life	10/5/05	BL2163997	New York Life	8/1/05	56611512
Beneficial Life	10/5/05	BL2163998	New York Life	10/5/05	56611650
Beneficial Life	10/5/05	BL2163999	New York Life	10/5/05	56611651
Beneficial Life	10/5/05	BL2164000	New York Life	10/5/05	56611652
Beneficial Life	10/5/05	BL2164001	New York Life	10/5/05	56611653
Beneficial Life	10/5/05	BL2164002	New York Life	10/5/05	56611654
Beneficial Life	10/5/05	BL2164003	New York Life	10/5/05	56611655

	Issue			Issue
Carrier	Date	Policy #	Carrier	Date	Policy #
Beneficial Life	10/5/05	BL2164004	New York Life	10/5/05	56611656
Beneficial Life	10/5/05	BL2164005	New York Life	10/5/05	56611657
Beneficial Life	10/5/05	BL2164006	New York Life	10/5/05	56611658
Beneficial Life	10/5/05	BL2164007	New York Life	10/5/05	56611659
Beneficial Life	10/5/05	BL2164008	New York Life	10/5/05	56611660
Beneficial Life	10/5/05	BL2164009	New York Life	10/5/05	56611661
Beneficial Life	10/5/05	BL2164010	New York Life	10/5/05	56611662
Beneficial Life	10/5/05	BL2164011	New York Life	10/5/05	56611663
Beneficial Life	10/5/05	BL2164012	New York Life	10/5/05	56611664
Beneficial Life	10/5/05	BL2164013	New York Life	10/5/05	56611665
Beneficial Life	10/5/05	BL2164014	New York Life	10/5/05	56611666
Beneficial Life	10/5/05	BL2164015	New York Life	10/5/05	56611667
Beneficial Life	10/5/05	BL2164033	New York Life	10/5/05	56611668
Beneficial Life	10/5/05	BL2164474	New York Life	10/5/05	56611669
Beneficial Life	10/5/05	BL2164475	New York Life	10/5/05	56611670
Beneficial Life	10/5/05	BL2164476	New York Life	10/5/05	56611671
Beneficial Life	10/5/05	BL2164477	New York Life	10/5/05	56611672
Beneficial Life	10/5/05	BL2164478	New York Life	10/5/05	56611673
Beneficial Life	10/5/05	BL2164479	New York Life	10/5/05	56611674
Beneficial Life	10/5/05	BL2164480	New York Life	10/5/05	56611675
Beneficial Life	10/5/05	BL2164481	New York Life	10/5/05	56611676
Beneficial Life	10/5/05	BL2164482	New York Life	10/5/05	56611677
Beneficial Life	10/5/05	BL2164483	New York Life	10/5/05	56611678
Beneficial Life	10/5/05	BL2164484	New York Life	10/5/05	56611679
Beneficial Life	10/5/05	BL2164485	New York Life	10/5/05	56611680
Beneficial Life	10/5/05	BL2164486	New York Life	10/5/05	56611681
Beneficial Life	10/5/05	BL2164487	New York Life	10/5/05	56611682
Beneficial Life	10/5/05	BL2164488	New York Life	10/5/05	56611683
Beneficial Life	10/5/05	BL2164489	New York Life	10/5/05	56611684
Beneficial Life	10/5/05	BL2164490	New York Life	3/28/06	56612329
Beneficial Life	10/5/05	BL2164491	New York Life	3/28/06	56612330
Beneficial Life	10/5/05	BL2164492	Northwestern Mutual	3/31/03	16457269
Beneficial Life	10/5/05	BL2164493	Northwestern Mutual	3/31/03	16457404
Beneficial Life	10/5/05	BL2164494	Northwestern Mutual	3/31/03	16457424
Beneficial Life	10/5/05	BL2164495	Northwestern Mutual	3/31/03	16457472
Beneficial Life	10/5/05	BL2164496	Northwestern Mutual	3/31/03	16457490
Beneficial Life	10/5/05	BL2164497	Northwestern Mutual	3/31/03	16457506
Beneficial Life	10/5/05	BL2164498	Northwestern Mutual	3/31/03	16457511
Beneficial Life	10/5/05	BL2164499	Northwestern Mutual	3/31/03	16457514
Beneficial Life	10/5/05	BL2164500	Northwestern Mutual	3/31/03	16457530
Beneficial Life	10/5/05	BL2164501	Northwestern Mutual	3/31/03	16457554
Beneficial Life	10/5/05	BL2164502	Northwestern Mutual	3/31/03	16457559
Beneficial Life	3/30/06	BL2050021	Northwestern Mutual	3/31/03	16457575
Beneficial Life	3/30/06	BL2050058	Northwestern Mutual	3/31/03	16457579
Jefferson Pilot	3/1/02	JP5242202	Northwestern Mutual	3/31/03	16457599
Jefferson Pilot	3/1/02	JP5242203	Northwestern Mutual	3/31/03	16457613
Jefferson Pilot	3/1/02	JP5242204	Northwestern Mutual	3/31/03	16457632
Jefferson Pilot	3/1/02	JP5242205	Northwestern Mutual	3/31/03	16457633
Jefferson Pilot	3/1/02	JP5242206	Northwestern Mutual	3/31/03	16457645
Jefferson Pilot	3/1/02	JP5242207	Northwestern Mutual	3/31/03	16457710
Jefferson Pilot	3/1/02	JP5242208	Northwestern Mutual	3/31/03	16457725
Jefferson Pilot	3/1/02	JP5242209	Northwestern Mutual	3/31/03	16457729
Jefferson Pilot	3/1/02	JP5242210	Northwestern Mutual	3/31/03	16457731
Jefferson Pilot	3/1/02	JP5242211	Northwestern Mutual	3/31/03	16457739
Jefferson Pilot	3/1/02	JP5242212	Northwestern Mutual	3/31/03	16457747
Jefferson Pilot	3/1/02	JP5242213	Northwestern Mutual	3/31/03	16457755
Jefferson Pilot	3/1/02	JP5242214	Northwestern Mutual	3/31/03	16457767
Jefferson Pilot	3/1/02	JP5242215	Northwestern Mutual	3/31/03	16457778
Jefferson Pilot	3/1/02	JP5242216	Northwestern Mutual	3/31/03	16457786
Jefferson Pilot	10/28/02	JP5262455	Northwestern Mutual	3/31/03	16457790
Jefferson Pilot	10/28/02	JP5262456	Northwestern Mutual	3/31/03	16457796
Jefferson Pilot	10/28/02	JP5262457	Northwestern Mutual	3/31/03	16457809
Jefferson Pilot	10/28/02	JP5262458	Northwestern Mutual	3/31/03	16457820
Jefferson Pilot	10/28/02	JP5262459	Northwestern Mutual	3/31/03	16457858
Jefferson Pilot	6/4/03	JP5299304	Northwestern Mutual	3/31/03	16457863
Jefferson Pilot	6/4/03	JP5299305	Northwestern Mutual	3/31/03	16457873

	Issue			Issue
Carrier	Date	Policy #	Carrier	Date	Policy #
Jefferson Pilot	6/4/03	JP5299306	Northwestern Mutual	3/31/03	16457884
Jefferson Pilot	6/4/03	JP5299307	Northwestern Mutual	3/31/03	16457896
Jefferson Pilot	6/4/03	JP5299308	Northwestern Mutual	3/31/03	16457901
Jefferson Pilot	6/4/03	JP5299309	Northwestern Mutual	3/31/03	16457913
Jefferson Pilot	6/4/03	JP5299310	Northwestern Mutual	3/31/03	16457917
Jefferson Pilot	6/4/03	JP5299311	Northwestern Mutual	3/31/03	16457924
Jefferson Pilot	6/4/03	JP5299316	Northwestern Mutual	3/31/03	16457925
Jefferson Pilot	6/4/03	JP5299317	Northwestern Mutual	3/31/03	16457931
Jefferson Pilot	6/4/03	JP5299318	Northwestern Mutual	3/31/03	16457932
Jefferson Pilot	6/4/03	JP5299319	Northwestern Mutual	3/31/03	16457938
Jefferson Pilot	6/4/03	JP5401632	Northwestern Mutual	3/31/03	16457940
Jefferson Pilot	5/28/04	JP5446156	Northwestern Mutual	3/31/03	16457944
John Hancock	3/1/02	SB59258001	Northwestern Mutual	3/31/03	16457946
John Hancock	3/1/02	SB59258002	Northwestern Mutual	3/31/03	16457952
John Hancock	3/1/02	SB59258003	Northwestern Mutual	3/31/03	16457956
John Hancock	3/1/02	SB59258004	Northwestern Mutual	3/31/03	16457958
John Hancock	3/1/02	SB59258005	Northwestern Mutual	3/31/03	16457961
John Hancock	3/1/02	SB59258006	Northwestern Mutual	3/31/03	16457965
John Hancock	3/1/02	SB59258007	Northwestern Mutual	3/31/03	16457968
John Hancock	3/1/02	SB59258008	Northwestern Mutual	3/31/03	16457971
John Hancock	3/1/02	SB59258009	Northwestern Mutual	3/31/03	16457976
John Hancock	3/1/02	SB59258010	Northwestern Mutual	3/31/03	16457977
John Hancock	3/1/02	SB59258011	Northwestern Mutual	3/31/03	16457979
John Hancock	3/1/02	SB59258012	Northwestern Mutual	3/31/03	16457983
John Hancock	3/1/02	SB59258013	Northwestern Mutual	3/31/03	16457985
John Hancock	3/1/02	SB59258014	Northwestern Mutual	3/31/03	16457990
John Hancock	3/1/02	SB59258015	Northwestern Mutual	3/31/03	16457994
John Hancock	10/31/02	SB59528002	Northwestern Mutual	3/31/03	16458002
John Hancock	10/31/02	SB59528003	Northwestern Mutual	3/31/03	16458017
John Hancock	10/31/02	SB59528004	Northwestern Mutual	3/31/03	16458020
John Hancock	10/31/02	SB59528005	Northwestern Mutual	3/31/03	16458027
John Hancock	10/31/02	SB59528006	Northwestern Mutual	3/31/03	16458029
John Hancock	3/31/03	SB59955001	Northwestern Mutual	3/31/03	16458031
John Hancock	3/31/03	SB59955002	Northwestern Mutual	3/31/03	16458038
John Hancock	3/31/03	SB59955003	Northwestern Mutual	3/31/03	16458040
John Hancock	3/31/03	SB59955004	Northwestern Mutual	3/31/03	16458042
John Hancock	3/31/03	SB59955005	Northwestern Mutual	3/31/03	16458044
John Hancock	3/31/03	SB59955006	Northwestern Mutual	3/31/03	16458045
John Hancock	3/31/03	SB59955007	Northwestern Mutual	3/31/03	16458046
John Hancock	3/31/03	SB59955008	Northwestern Mutual	3/31/03	16458047
John Hancock	3/31/03	SB59955009	Northwestern Mutual	3/31/03	16458050
John Hancock	3/31/03	SB59955010	Northwestern Mutual	3/31/03	16458053
John Hancock	3/31/03	SB59955011	Northwestern Mutual	3/31/03	16458054
John Hancock	3/31/03	SB59955012	Northwestern Mutual	3/31/03	16458056
John Hancock	3/31/03	SB59955013	Northwestern Mutual	3/31/03	16458058
John Hancock	3/31/03	SB59955014	Northwestern Mutual	3/31/03	16458062
John Hancock	3/31/03	SB59955015	Northwestern Mutual	3/31/03	16458065
John Hancock	3/31/03	SB59955016	Northwestern Mutual	3/31/03	16458066
John Hancock	3/31/03	SB59955017	Northwestern Mutual	3/31/03	16458070
John Hancock	3/31/03	SB59955018	Northwestern Mutual	3/31/03	16458075
John Hancock	3/31/03	SB59955019	Northwestern Mutual	3/31/03	16458079
John Hancock	3/31/03	SB59955020	Northwestern Mutual	3/31/03	16458082
John Hancock	3/31/03	SB59955021	Northwestern Mutual	3/31/03	16459230
John Hancock	3/31/03	SB59955022	Northwestern Mutual	3/31/03	16459308
John Hancock	3/31/03	SB59955023	Northwestern Mutual	3/31/03	16459326
John Hancock	3/31/03	SB59955024	Northwestern Mutual	3/31/03	16462306
John Hancock	3/31/03	SB59955025	Northwestern Mutual	3/31/03	16462325
John Hancock	3/31/03	SB59955026	Northwestern Mutual	3/31/03	16462339
John Hancock	3/31/03	SB59955027	Northwestern Mutual	3/31/03	16462353
John Hancock	3/31/03	SB59955028	Northwestern Mutual	3/31/03	16462808
John Hancock	3/31/03	SB59955029	Northwestern Mutual	3/31/03	16474425
John Hancock	3/31/03	SB59955030	Northwestern Mutual	3/31/03	16474457
John Hancock	3/31/03	SB59955031	Northwestern Mutual	3/31/03	16535527
John Hancock	3/31/03	SB59955032	Northwestern Mutual	3/31/03	16535637
John Hancock	3/31/03	SB59955033	Northwestern Mutual	11/11/03	16632742
John Hancock	3/31/03	SB59955034	Northwestern Mutual	11/11/03	16632803

	Issue			Issue
Carrier	Date	Policy #	Carrier	Date	Policy #
John Hancock	3/31/03	SB59955035	Northwestern Mutual	11/11/03	16632829
John Hancock	3/31/03	SB59955036	Northwestern Mutual	11/11/03	16632847
John Hancock	3/31/03	SB59955037	Northwestern Mutual	11/11/03	16632876
John Hancock	3/31/03	SB59955038	Northwestern Mutual	11/11/03	16632914
John Hancock	3/31/03	SB59955039	Northwestern Mutual	11/11/03	16632951
John Hancock	3/31/03	SB59955040	Northwestern Mutual	11/11/03	16632975
John Hancock	3/31/03	SB59955041	Northwestern Mutual	11/11/03	16633025
John Hancock	3/31/03	SB59955042	Security Life	3/1/02	660020260
John Hancock	3/31/03	SB59955043	Security Life	3/1/02	660020262
John Hancock	3/31/03	SB59955044	Security Life	3/1/02	660020263
John Hancock	3/31/03	SB59955045	Security Life	3/1/02	660020264
John Hancock	3/31/03	SB59955046	Security Life	3/1/02	660020265
John Hancock	3/31/03	SB59955047	Security Life	3/1/02	660020266
John Hancock	3/31/03	SB59955048	Security Life	3/1/02	660020267
John Hancock	3/31/03	SB59955049	Security Life	3/1/02	660020268
John Hancock	3/31/03	SB59955050	Security Life	3/1/02	660020269
John Hancock	3/31/03	SB59955051	Security Life	3/1/02	660020270
John Hancock	3/31/03	SB59955052	Security Life	3/1/02	660020271
John Hancock	3/31/03	SB59955053	Security Life	3/1/02	660020272
John Hancock	3/31/03	SB59955054	Security Life	3/1/02	660020273
John Hancock	3/31/03	SB59955055	Security Life	3/1/02	660020274
John Hancock	3/31/03	SB59955056	Security Life	3/1/02	660020275
John Hancock	3/31/03	SB59955057	Security Life	10/28/02	600097285
John Hancock	3/31/03	SB59955058	Security Life	10/28/02	600097286
John Hancock	3/31/03	SB59955059	Security Life	10/28/02	600097287
John Hancock	3/31/03	SB59955060	Security Life	10/28/02	600097288
John Hancock	3/31/03	SB59955061	Security Life	10/28/02	600097289
John Hancock	3/31/03	SB59955062	Security Life	6/4/03	660029988
John Hancock	3/31/03	SB59955063	Security Life	6/4/03	660029989
John Hancock	3/31/03	SB59955064	Security Life	6/4/03	660029990
John Hancock	3/31/03	SB59955065	Security Life	6/4/03	660029991
John Hancock	3/31/03	SB59955066	Security Life	6/4/03	660029992
John Hancock	3/31/03	SB59955067	Security Life	6/4/03	660029993
John Hancock	3/31/03	SB59955068	Security Life	6/4/03	660029994
John Hancock	3/31/03	SB59955069	Security Life	6/4/03	660029995
John Hancock	3/31/03	SB59955070	Security Life	6/4/03	660029996
John Hancock	3/31/03	SB59955072	Security Life	6/4/03	660029997
John Hancock	3/31/03	SB59955073	Security Life	6/4/03	660029998
John Hancock	3/31/03	SB59955074	Security Life	6/4/03	660029999
John Hancock	3/31/03	SB59955075	Security Life	6/4/03	660030000
John Hancock	3/31/03	SB59955076	Security Life	5/28/04	1571669
John Hancock	6/4/03	SB59981001	Security Life	8/1/05	1574344
John Hancock	6/4/03	SB59981002	Security Life	8/1/05	1574345
John Hancock	6/4/03	SB59981003	Security Life	8/1/05	1574346
John Hancock	6/4/03	SB59981004	Security Life	8/1/05	1574348
John Hancock	6/4/03	SB59981005	Security Life	8/1/05	1574349
John Hancock	6/4/03	SB59981006	Security Life	8/1/05	1574350
John Hancock	6/4/03	SB59981007	Security Life	8/1/05	1574351
John Hancock	6/4/03	SB59981008	Security Life	8/1/05	1574352
John Hancock	6/4/03	SB59981009	Security Life	8/1/05	1574354
John Hancock	6/4/03	SB59981010	Security Life	8/1/05	1574355
John Hancock	6/4/03	SB59981011	Security Life	8/1/05	1574356
John Hancock	6/4/03	SB59981012	Security Life	8/1/05	1574357
John Hancock	6/4/03	SB59981013	Security Life	8/1/05	1574358
Mass Mutual	3/1/02	0048075	Security Life	8/1/05	1574359
Mass Mutual	3/1/02	0048076	Security Life	8/1/05	1574360
Mass Mutual	3/1/02	0048077	Security Life	8/1/05	1574361
Mass Mutual	3/1/02	0048078	Security Life	8/1/05	1574362
Mass Mutual	3/1/02	0048079	Security Life	8/1/05	1574363
Mass Mutual	3/1/02	0048080	Security Life	8/1/05	1574364
Mass Mutual	3/1/02	0048081	Security Life	8/1/05	1574365
Mass Mutual	3/1/02	0048082	Security Life	8/1/05	1574366
Mass Mutual	3/1/02	0048083	Security Life	8/1/05	1574367
Mass Mutual	3/1/02	0048084	Security Life	8/1/05	1574368
Mass Mutual	3/1/02	0048085	Security Life	8/1/05	1574369
Mass Mutual	3/1/02	0048086	Security Life	8/1/05	1574370

	Issue			Issue
Carrier	Date	Policy #	Carrier	Date	Policy #
Mass Mutual	3/1/02	0048087	Security Life	8/1/05	1574372
Mass Mutual	3/1/02	0048088	Security Life	8/1/05	1574373
Mass Mutual	3/1/02	0048089	Security Life	8/1/05	1574374
Mass Mutual	3/28/03	0056629	Security Life	8/1/05	1574514
Mass Mutual	3/28/03	0056630	Security Life	8/1/05	1574515
Mass Mutual	3/28/03	0056631	Security Life	8/1/05	1574516
Mass Mutual	3/28/03	0056632	Security Life	8/1/05	1574517
Mass Mutual	3/28/03	0056633	Security Life	8/1/05	1574518
Mass Mutual	3/28/03	0056634	Security Life	8/1/05	1574519
Mass Mutual	3/28/03	0056635	Security Life	8/1/05	1574520
Mass Mutual	3/28/03	0056636	Security Life	8/1/05	1574521
Mass Mutual	3/28/03	0056637	Security Life	8/1/05	1574522
Mass Mutual	3/28/03	0056638	Security Life	8/1/05	1574523
Mass Mutual	3/28/03	0056639	Security Life	8/1/05	1574524
Mass Mutual	3/28/03	0056640	Security Life	8/1/05	1574525
Mass Mutual	3/28/03	0056641	Security Life	8/1/05	1574526
Mass Mutual	3/28/03	0056642	Security Life	8/1/05	1574527
Mass Mutual	3/28/03	0056643	Security Life	8/1/05	1574528
Mass Mutual	3/28/03	0056644	Security Life	8/1/05	1574529
Mass Mutual	3/28/03	0056645	Security Life	8/1/05	1574531
Mass Mutual	3/28/03	0056646	Security Life	8/1/05	1574537
Mass Mutual	3/28/03	0056647	Security Life	10/5/05	1574713
Mass Mutual	3/28/03	0056648	Security Life	10/5/05	1574714
Mass Mutual	3/28/03	0056649	Security Life	10/5/05	1574715
Mass Mutual	3/28/03	0056650	Security Life	10/5/05	1574716
Mass Mutual	3/28/03	0056651	Security Life	10/5/05	1574717
Mass Mutual	3/28/03	0056652	Security Life	10/5/05	1574718
Mass Mutual	3/28/03	0056653	Security Life	10/5/05	1574719
Mass Mutual	3/28/03	0056654	Security Life	10/5/05	1574720
Mass Mutual	3/28/03	0056655	Security Life	10/5/05	1574721
Mass Mutual	3/28/03	0056656	Security Life	10/5/05	1574722
Mass Mutual	3/28/03	0056657	Security Life	10/5/05	1574723
Mass Mutual	3/28/03	0056658	Security Life	10/5/05	1574724
Mass Mutual	3/28/03	0056659	Security Life	10/5/05	1574725
Mass Mutual	3/28/03	0056660	Security Life	10/5/05	1574726
Mass Mutual	3/28/03	0056661	Security Life	10/5/05	1574727
Mass Mutual	3/28/03	0056662	Security Life	10/5/05	1574728
Mass Mutual	3/28/03	0056663	Security Life	10/5/05	1574729
Mass Mutual	3/28/03	0056664	Security Life	10/5/05	1574730
Mass Mutual	3/28/03	0056665	Security Life	10/5/05	1574731
Mass Mutual	3/28/03	0056666	Security Life	10/5/05	1574732
Mass Mutual	3/28/03	0056667	Security Life	10/5/05	1574733
Mass Mutual	3/28/03	0056668	Security Life	10/5/05	1574734
Mass Mutual	3/28/03	0056669	Security Life	10/5/05	1574735
Mass Mutual	3/28/03	0056670	Security Life	10/5/05	1574736
Mass Mutual	3/28/03	0056671	Security Life	10/5/05	1574737
Mass Mutual	3/28/03	0056672	Security Life	10/5/05	1574746
Mass Mutual	3/28/03	0056673	Security Life	10/5/05	1574747
Mass Mutual	3/28/03	0056674	Security Life	10/5/05	1574748
Mass Mutual	3/28/03	0056675	West Coast Life	3/1/02	ZUA388894
Mass Mutual	3/28/03	0056676	West Coast Life	3/1/02	ZUA388895
Mass Mutual	3/28/03	0056677	West Coast Life	3/1/02	ZUA388896
Mass Mutual	3/28/03	0056678	West Coast Life	3/1/02	ZUA388897
Mass Mutual	3/28/03	0056679	West Coast Life	3/1/02	ZUA388898
Mass Mutual	3/28/03	0056680	West Coast Life	3/1/02	ZUA388899
Mass Mutual	3/28/03	0056681	West Coast Life	3/1/02	ZUA388900
Mass Mutual	3/28/03	0056682	West Coast Life	3/1/02	ZUA388901
Mass Mutual	3/28/03	0056683	West Coast Life	3/1/02	ZUA388902
Mass Mutual	3/28/03	0056684	West Coast Life	3/1/02	ZUA388903
Mass Mutual	3/28/03	0056685	West Coast Life	3/1/02	ZUA388904
Mass Mutual	3/28/03	0056686	West Coast Life	3/1/02	ZUA388905
Mass Mutual	3/28/03	0056687	West Coast Life	3/1/02	ZUA388906
Mass Mutual	3/28/03	0056688	West Coast Life	3/1/02	ZUA388907
Mass Mutual	3/28/03	0056689	West Coast Life	3/1/02	ZUA388908
Mass Mutual	3/28/03	0056690	West Coast Life	10/28/02	ZUA391492
Mass Mutual	3/28/03	0056691	West Coast Life	10/28/02	ZUA391493

	Issue			Issue
Carrier	Date	Policy #	Carrier	Date	Policy #
Mass Mutual	3/28/03	0056692	West Coast Life	10/28/02	ZUA391494
Mass Mutual	3/28/03	0056693	West Coast Life	10/28/02	ZUA391495
Mass Mutual	3/28/03	0056694	West Coast Life	10/28/02	ZUA391496
Mass Mutual	3/28/03	0056695	West Coast Life	6/5/03	ZUA395362
Mass Mutual	3/28/03	0056696	West Coast Life	6/5/03	ZUA395363
Mass Mutual	3/28/03	0056697	West Coast Life	6/5/03	ZUA395364
Mass Mutual	3/28/03	0056699	West Coast Life	6/5/03	ZUA395365
Mass Mutual	3/28/03	0056700	West Coast Life	6/5/03	ZUA395366
Mass Mutual	3/28/03	0056701	West Coast Life	6/5/03	ZUA395367
Mass Mutual	3/28/03	0056702	West Coast Life	6/5/03	ZUA395368
Mass Mutual	3/28/03	0056703	West Coast Life	6/5/03	ZUA395369
Mass Mutual	6/6/03	0058997	West Coast Life	6/5/03	ZUA395370
Mass Mutual	6/6/03	0058998	West Coast Life	6/5/03	ZUA395371
Mass Mutual	6/6/03	0058999	West Coast Life	6/5/03	ZUA395372
Mass Mutual	6/6/03	0059000	West Coast Life	6/5/03	ZUA395373
Mass Mutual	6/6/03	0059001	West Coast Life	6/5/03	ZUA395374
Mass Mutual	6/6/03	0059002	West Coast Life	6/5/03	ZUA395375
Mass Mutual	6/6/03	0059003	West Coast Life	6/5/03	ZUA395376
Mass Mutual	6/6/03	0059004	West Coast Life	6/5/03	ZUA395381
Mass Mutual	6/6/03	0059005	West Coast Life	6/5/03	ZUA395382
Mass Mutual	6/6/03	0059006	West Coast Life	6/5/03	ZUA395383
Mass Mutual	6/6/03	0059007	West Coast Life	6/5/03	ZUA395384
Mass Mutual	6/6/03	0059008	West Coast Life	6/5/03	ZUA395385
Mass Mutual	8/2/05	0068432	West Coast Life	6/5/03	ZUA395386
Mass Mutual	8/2/05	0068433	West Coast Life	6/5/03	ZUA395387
Mass Mutual	8/2/05	0068434	West Coast Life	6/5/03	ZUA395388
Mass Mutual	8/2/05	0068435	West Coast Life	6/5/03	ZUA395389
Mass Mutual	8/2/05	0068436	West Coast Life	6/5/03	ZUA395390
Mass Mutual	8/2/05	0068437	West Coast Life	5/28/04	ZUA401062
Mass Mutual	8/2/05	0068438
Mass Mutual	8/2/05	0068439
Mass Mutual	8/2/05	0068440
Mass Mutual	8/2/05	0068441
Mass Mutual	8/2/05	0068442
Mass Mutual	8/2/05	0068443
Mass Mutual	8/2/05	0068444
Mass Mutual	8/2/05	0068445
Mass Mutual	8/2/05	0068446
Mass Mutual	8/2/05	0068447
Mass Mutual	8/2/05	0068448
Mass Mutual	8/2/05	0068449
Mass Mutual	8/2/05	0068450
Mass Mutual	8/2/05	0068451
Mass Mutual	8/2/05	0068452
Mass Mutual	8/2/05	0068453
Mass Mutual	8/2/05	0068454
Mass Mutual	8/2/05	0068455
Mass Mutual	8/2/05	0068456
Mass Mutual	8/2/05	0068457
Mass Mutual	8/2/05	0068458
Mass Mutual	8/2/05	0068459
Mass Mutual	8/2/05	0068460
Mass Mutual	8/2/05	0068461
Mass Mutual	8/2/05	0068462
Mass Mutual	8/2/05	0068463
Mass Mutual	8/2/05	0068464
Mass Mutual	8/2/05	0068465
Mass Mutual	8/2/05	0068466
Mass Mutual	8/2/05	0068467
Mass Mutual	8/2/05	0068468
Mass Mutual	8/2/05	0068469
Mass Mutual	8/2/05	0068470
Mass Mutual	8/2/05	0068471
Mass Mutual	8/2/05	0068472
Mass Mutual	8/2/05	0068473
Mass Mutual	8/2/05	0068474

	Issue			Issue
Carrier	Date	Policy #	Carrier	Date	Policy #
Mass Mutual	8/2/05	0068475
Mass Mutual	8/2/05	0068476
Mass Mutual	8/2/05	0068477
Mass Mutual	8/2/05	0068478
Mass Mutual	8/2/05	0068479
Mass Mutual	8/2/05	0068480
Mass Mutual	8/2/05	0068481
Mass Mutual	8/2/05	0068482
Mass Mutual	8/2/05	0068483
Mass Mutual	8/2/05	0068484
Mass Mutual	8/2/05	0068485
Mass Mutual	8/2/05	0068486
Mass Mutual	8/2/05	0068487
Mass Mutual	8/2/05	0068488
Mass Mutual	8/2/05	0068489
Mass Mutual	8/2/05	0068490
Mass Mutual	8/2/05	0068491
Mass Mutual	8/2/05	0068492
Mass Mutual	8/2/05	0068493
Mass Mutual	8/2/05	0068494
Mass Mutual	8/2/05	0068495
Mass Mutual	8/2/05	0068496
Mass Mutual	8/2/05	0068497
Mass Mutual	8/2/05	0068498
Mass Mutual	8/2/05	0068499
Mass Mutual	8/2/05	0068500
Mass Mutual	8/2/05	0068501
Mass Mutual	8/2/05	0068502
Mass Mutual	8/2/05	0068503
Mass Mutual	8/2/05	0068504
Mass Mutual	8/2/05	0068505
Mass Mutual	8/2/05	0068506
Mass Mutual	8/2/05	0068507
Mass Mutual	8/2/05	0068508
Mass Mutual	8/2/05	0068509
Mass Mutual	8/2/05	0068510
Mass Mutual	8/2/05	0068511
Mass Mutual	8/2/05	0068512
Mass Mutual	8/2/05	0068513
Mass Mutual	8/2/05	0068514
Mass Mutual	8/2/05	0068515
Mass Mutual	8/2/05	0068516
Mass Mutual	8/2/05	0068517
Mass Mutual	8/2/05	0068518
Mass Mutual	8/2/05	0068519
Mass Mutual	8/2/05	0068520
Mass Mutual	8/2/05	0068521
Mass Mutual	8/2/05	0068522
Mass Mutual	8/2/05	0068523
Mass Mutual	8/2/05	0068524
Mass Mutual	8/2/05	0068525
Mass Mutual	8/2/05	0068526
Mass Mutual	8/2/05	0068527
Mass Mutual	8/2/05	0068528
Mass Mutual	8/2/05	0068529
Mass Mutual	8/2/05	0068530
Mass Mutual	8/2/05	0068531
Mass Mutual	8/2/05	0068532
Mass Mutual	8/2/05	0068533
Mass Mutual	8/2/05	0068534
Mass Mutual	8/2/05	0068535
Mass Mutual	8/2/05	0068536
Mass Mutual	8/2/05	0068537
Mass Mutual	8/2/05	0068538
Mass Mutual	8/2/05	0068539
Mass Mutual	8/2/05	0068540

	Issue			Issue
Carrier	Date	Policy #	Carrier	Date	Policy #
Mass Mutual	3/28/06	0070249
Mass Mutual	3/28/06	0070250

EXHIBIT “P”

DEFERRED COMPENSATION, OTHER NON-QUALIFIED PLANS,
AND SPLIT DOLLAR LIABILITIES

P

Plan Name (Abbreviated)	Description
American Savings Bank - DCP	American Savings Bank, F.A. Executive Compensation Program’s Deferred Compensation Plan
American Savings Bank - SERP	American Savings Bank, F.A. - Executive Compensation Program’s - Supplemental Executive Retirement Plan 1 - Executive Vice Presidents and Above
Coast Federal Bank - Directors	Directors’ Benefit and Retirement Plan of Coast Federal Savings Bank
Coast Federal Bank - Officers	Have not received plan documents or individual contracts.
Coast Federal Bank - SERP	Supplemental Executive Retirement Plan of Coast Federal Bank
Dime - Benefit Restoration Plan	Benefit Restoration Plan of The Dime Savings Bank of New York, FSB
Dime - Dir. Ret. Cont.	Retainer Continuation Plan for Independent Directors of The Dime Savings Bank of New York, FSB
Dime - EVP SERP	Dime Bancorp, Inc. - Supplemental Executive Retirement Plan
Dime - NAMCO SERP	North American Mortgage Company - Supplemental Executive Retirement Plan
Dime – Stock Memo DCP	Dime Bankcorp, Inc. - Stock Memo Deferred Compensation Plan
Dime - Vol. DCP DC	Dime Bancorp, Inc. - Voluntary Deferred Compensation Plan
Dime - Vol. DCP Dir BTA	PROVISION WITHIN THE: Dime Bancorp, Inc. - Voluntary Deferred Compensation Plan for Directors
Dime - Vol. DCP Directors	Dime Bancorp, Inc. - Voluntary Deferred Compensation Plan for Directors

Plan Name (Abbreviated)	Description
Great Western - DC Make-up	PROVISION WITHIN THE: Great Western Financial Corporation - Deferred Compensation Plan
Great Western - DCP Roll-in	Great Western Financial Corporation - Deferred Compensation Plan
Great Western - DCP-MLC	Great Western Financial Corporation - Deferred Compensation Plan
Great Western - DCP-S&C	Great Western Financial Corporation - Deferred Compensation Plan
Great Western - DCP-SO	Great Western Financial Corporation - Senior Officers’ Deferred Compensation Plan
Great Western - Dir DCP	Great Western Financial Corporation - Directors’ Deferred Compensation Plan
Great Western - Dir. Retirement	Great Western Financial Corporation Retirement Plan for Directors
Great Western - ESIP	Great Western Supplemental Incentive Plan
Great Western - GMS	Great Western - GMS
Great Western - Gratuitous	Great Western - Gratuitous
Great Western - Restoration	Great Western - Retirement Restoration Plan
Great Western - SERP	Great Western - Supplemental Executive Retirement Plan
Pacific First Bank - SERP	Pacific First Federal Savings Bank - Supplemental Executive Retirement Plan
Providian - DCP	Providian Financial Corporation Deferred Compensation Plan
Providian - Individual Contract	Separation and Consulting Agreement - Julie Montanari
CCBI	CCBI Split Dollar Liabilities

Plan Name (Abbreviated)	Description
Dime KELP	Dime Key Executive Life Plan (Split Dollar Liabilities)
ASB ELIP	American Savings Bank Executive Life Insurance Plan (Split Dollar Liabilities)
Individual Contracts (Last Name, First, Descrip)	Bogue, Alice - Old WaMu Pension
Individual Contracts (Last Name, First, Descrip)	Calderhead, William - Old WaMu Pension
Individual Contracts (Last Name, First, Descrip)	Calderhead, James - Old WaMu Pension
Individual Contracts (Last Name, First, Descrip)	Fine-Eckley, Norma - Old WaMu Pension
Individual Contracts (Last Name, First, Descrip)	Newbould, Barbara - Old WaMu Pension
Individual Contracts (Last Name, First, Descrip)	Pirozuk, Avon - Old WaMu Pension
Individual Contracts (Last Name, First, Descrip)	Wood, Naomi - Old WaMu Pension
Individual Contracts (Last Name, First, Descrip)	Arneson, Louise - GWSB Ret. Check
Individual Contracts (Last Name, First, Descrip)	Relf, Daniel - Supp. Agreement
Individual Contracts (Last Name, First, Descrip)	Relf, Marilyn - Supp. Agreement
Individual Contracts (Last Name, First, Descrip)	Nocella, Anthony - Exec. Sev
Individual Contracts (Last Name, First, Descrip)	Mcclaskey, Eleanor - Shoreline Bank

Plan Name (Abbreviated)	Description
Individual Contracts (Last Name, First, Descrip)	Lasker, Cynthia - GW Def Dir’s Fees
Individual Contracts (Last Name, First, Descrip)	Burkholder, Barry - Bank United SERP
CCBI Individual Contracts (Last Name, First, Descrip)	Broadley, David - Executive Salary Continuation Agreement
CCBI Individual Contracts (Last Name, First, Descrip)	Daley, James - Salary Continuation Agreement
CCBI Individual Contracts (Last Name, First, Descrip)	Sanchez, Richard - Salary Continuation Agreement
Dime Individual Contracts (Last Name, First, Descrip)	Large, James -
Dime Individual Contracts (Last Name, First, Descrip)	Sapanski, John W.
Dime Individual Contracts (Last Name, First, Descrip)	Albright, Harry W.
Dime Individual Contracts (Last Name, First, Descrip)	Harden, Diana
Dime Individual Contracts (Last Name, First, Descrip)	Parsons, Richard

EXHIBIT “Q”

WMI RABBI TRUST

Q

Rabbi Trust	Trustee Bank
HF Ahmanson	Union Bank

Q-1

EXHIBIT “R”

WMI BOLI/COLI Assets

R

Carrier/Policies	Policy Owner	Trustee

Pacific Life	WMI Revocable Trust	BNYM Delaware

8168A

8176A

8171A

7856A

8177B

8167A

7361A

7729A

7362A

7364A

7660A

8184A

7659A

7658A

7675A

Pacific Life (SELIP – Collateral Assignment)

7363A

7860A

7892A

7664A

Prudential (SELIP – Collateral Assignment)

R7227222

R-1

CIGNA (ELIP) WMI

ENZ522

R-2

EXHIBIT “S”

FORMS OF PENSION PLAN AMENDMENTS

S

WAMU PENSION PLAN

Amendment No. 13

WHEREAS, Washington Mutual, Inc. (the “Company”) sponsors and maintains the WaMu Pension Plan, as amended and restated effective October 1, 1998, and as subsequently amended (the “Plan”); and

WHEREAS, the Company has the right to amend the Plan pursuant to
Section 12.1 of the Plan; and

WHEREAS, the Company desires to amend the Plan as set forth below:

NOW, THEREFORE, the Plan is hereby amended, effective as of the dates indicated below, as follows:

1.	Effective as of September 25, 2008, the Preamble is amended to add the following paragraph at the end thereof:

Effective as of September 25, 2008, the Plan was amended to permit JPMorgan Chase Bank, N. A. (“JPMC”) to become a contributing employer to the Plan so that employees of the Company and Related Employers who became employees of JPMC in connection with JPMC’s purchase of certain assets, pursuant to the Purchase and Assumption Agreement dated as of September 25, 2008 (the “P&A”), by and among the Federal Deposit Insurance Corporation, as receiver of Washington Mutual Bank, JPMC and the Federal Deposit Insurance Corporation, could continue as participants in the Plan.  As of [date], JPMC became the sponsor of the Plan, and is solely authorized to amend and restate the plan as it deems appropriate on and after such date.

2.	Effective as of September 25, 2008, the Plan is amended to add the following new Article 17:

ARTICLE 17

MULTIPLE EMPLOYER PROVISIONS

17.1	Multiple Employer Plan.

Effective as of September 25, 2008, JPMC adopted the Plan for the benefit of Contributing Employer Employees and became a Contributing Employer hereunder.  The purpose of this Article 17 is to set forth the special provisions that apply to all individuals who were participating in the Plan on September 24, 2008, and who became Contributing Employer

Employees on September 25, 2008, so that JPMC may adopt the Plan and become a Contributing Employer in the Plan.  The eligibility requirements set forth in Article 3 and all other benefits, rights and features available to Participants under the Plan shall be construed to apply to Contributing Employer Employees who participate in the Plan.

17.2	Definitions.

a.	“Contributing Employer” means JPMC, who with the consent of the Company, adopted the Plan with effect from September 25, 2008, for the benefit of the Contributing Employer Employees.

b.
“Contributing Employer Employee” means any employee of the Company and Related Employers who became employees of JPMC in connection with the transactions contemplated by the P&A.  The term shall also include employees hired by JPMC after the date of the P&A to perform services at former facilities of Washington Mutual Bank.  In addition, the term shall include any Leased Employee that Code section 414(n) requires the Contributing Employer to treat as an employee, but only to the extent coverage of such leased employee is necessary to maintain the qualification of the Plan.

17.3.	Service.

For purposes of vesting and benefits, a Contributing Employer Employee shall be credited with all service with the Company and Related Employers as recognized under the Plan as of September 25, 2008, and service with the Contributing Employer on and after September 25, 2008.

17.4	Testing.

The limitation on benefits described in Code section 415 shall be applied with respect to the Plan as a whole, without regard to a Participant’s employment by the Employer or the Contributing Employer.  The tests and requirements listed below apply separately for the Employer and the Contributing Employer:

(i)	Nondiscrimination testing as described in Code section 401(a)(4) and the applicable regulations;

(ii)	Coverage testing as described in Code section 410(b) and the applicable regulations;

(iii)	Top heavy testing as described in Code section 416 and the applicable regulations; and

(iv)	The minimum funding requirement and the deduction limitation described in Code sections 412 and 404 and the applicable regulations.

17.5	Accounts and Distributions.

The Account of a Contributing Employer Employee shall include any     amounts credited to the Account on behalf of such individual by the Contributing Employer and the Employer, if any.  For purposes of Articles 6 and 7, a Participant shall not be entitled to a distribution of his or her Vested Accrued Benefits unless such individual has a severance from employment and is not rehired by the Contributing Employer or Employer.

This Amendment No. 13 is adopted and executed this ____ day of _________, 2010.

WASHINGTON MUTUAL, INC.

By:

Printed Name:

Title:

AMENDMENT
TO THE
RETIREMENT INCOME PLAN FOR SALARIED EMPLOYEES
OF LAKEVIEW SAVINGS BANK

The Retirement Income Plan for Salaried Employees of Lakeview Savings Plan (the “Plan”) is hereby amended by adding the following at the end of Article I, effective [date]:

1.1.5	Plan Sponsorship. As of [date], JPMorgan Chase Bank, N.A., is the sponsor of the Plan, and is solely authorized to amend and restate the Plan as it deems appropriate on and after such date.

This Amendment is adopted and executed this ____day of ________, 2010.

WASHINGTON MUTUAL, INC.

By:

Printed Name:

Title:

EXHIBIT “T”

FORM OF PENSION PLAN CONSENTS

T

ASSIGNMENT
Of
MASTER TRUST AGREEMENT
Between
WASHINGTON MUTUAL, INC.
And
JPMORGAN CHASE BANK, N.A.

Washington Mutual, Inc. (“WMI”), as sponsor of the WaMu Pension Plan and the Retirement Income Plan for Salaried Employees of Lakeview Savings Bank (collectively, the “Plans”), and JPMorgan Chase Bank, N. A. (“Trustee”), entered into a master trust agreement, effective December 1, 2004 (“Master Trust Agreement”), pursuant to which Trustee agreed to provide services as trustee of the Plans.  JPMorgan Chase Bank, N.A. (“JPMC”) became the sponsor of the Plans on [date].

WMI hereby assigns all its rights, duties and obligations under the Master Trust Agreement to JPMC, as sponsor of the Plans, as of [date].

WASHINGTON MUTUAL, INC.

By:
Printed Name:
Title:
Date:

JPMorgan Chase Bank, N. A., as Trustee of the Plans, hereby consents to this Assignment.

JPMORGAN CHASE BANK, N. A.

By:
Printed Name:
Title:
Date:

JPMorgan Chase Bank, N.A., as sponsor of the Plans, hereby consents to this Assignment.

JPMORGAN CHASE BANK, N.A.

By:
Printed Name:
Title:
Date:

T-1

EXHIBIT “U”

PRE-EFFECTIVE DATE CONTRACTS

U

(Software Licenses)

Counterparty	Title of Agreement	Date of Agreement
Aptare, Inc.	Software License Agreement	12/16/2005
BMC Software Distribution, Inc., formerly known as Marimba, Inc.	Customer Solutions Agreement SOW #4900S30044	6/19/2000
BMC Software Distribution, Inc., formerly known as Marimba, Inc.	Marimba, Inc. Add Product Schedule	4/26/2001
BMC Software Distribution, Inc., formerly known as Marimba, Inc.	Amendment to Agreement and Product Order Form #WASH-RXS-103103	12/31/2003
BMC Software Distribution, Inc.,	Marimba Software License Agreements	6/30/2003
formerly known as Marimba, Inc.	Amendment to Software License Agreement	1/31/2007
BMC Software Distribution, Inc., formerly known as Peregrine.	End User Software License Agreement between Peregrine Systems, Inc. and Washington Mutual Bank; together with Exhibits A-D & Schedule 1 to Exhibit C	6/30/2001
	Amendment 1 to the End User License and Maintenance Agreement between BMC Software Distribution, Inc. and Washington Mutual, Inc.	8/28/2003
	Schedule A-2 to Exhibit C	9/6/2003
Business Objects Americas	Software License Agreement (w/Extranet), Amendments and Schedules	3/29/2001
	Amendment 1 to Software License Agreement	3/29/2001
	Addendum A-1 to Software License Agreement	12/21/2001
	Addendum A-2 to Software License Agreement	12/20/2002
	Addendum A-3 to Software License Agreement	12/7/2004
	Addendum A-4 to Software License Agreement	7/31/2006
	Amendment 2 to Software License Agreement	1/1/2007
Carreker, Inc.	Software License Agreement	8/22/2006
Centerprise Services Inc.	Software License and Services Agreement	7/14/2005
Cibar, Inc.	Software License Agreement	6/16/2003,
	Global Trade Services Software System Software Support Agreement	6/2/2003
Citrix Systems Inc.	Master Software License Agreement	3/30/2006
Compuware Corporation	Permanent License Agreement For Proprietary Software Products & Maintenance between Compuware Corporation and Washington Mutual Savings Bank	5/13/1986
	Assignment of License between Compuware Corporation and Washington Mutual Savings Bank	12/20/1994
	Amendment to Permanent License Agreement For Proprietary Software & Maintenance No. 2417 between Compuware Corporation and Washington Mutual, Inc.	9/10/02
	Enterprise Schedule No. Eight	9/9/2002
	Product Schedule No. Eight-A	6/30/2005
	Product Schedule No. Thirty-Seven	9/16/2007
Hyperion Software Operations, Inc.	Hyperion Software License Agreement	5/1/1998
Hyperion Solutions Corporation	Software Licenses and Services Agreement	9/6/2005
Oracle formerly known as Oblix,	Oblix Netpoint Software License Agreement	5/24/2002
Inc.	Statement of Work SOW #WAMU-003	5/24/2002
	Exhibit A-2	7/28/2004
Prime Associates, Inc. also known as Metavante Corporation	Software License Agreement No 12901	10/31/2003

Counterparty	Title of Agreement	Date of Agreement
Quest Software, Inc.	Quest Software Master License Agreement, Attending Schedules	3/8/2001
	Addendum	12/3/2002
	Second Addendum	12/22/2004
	Amendment 3	12/20/2007
Sterling Commerce (America), Inc.	Universal Software License Agreement	9/1/2005
	Schedule No. Opportunity No. 782615	6/8/2006
	Schedule No. Opportunity No. 801345	10/31/2007
Sun Microsystems, Inc.	Sun Worldwide Agreement Master Terms, Maintenance, Services	2/1/2000
	Exhibit A to Master Terms– Sun End Use Software Products	2/7/2000
	Exhibit B to Master Terms – Sun Maintenance	2/7/2000
Supportsoft Inc.
SupportSoft, Inc. Software License Agreement Order Form Agreement #DIR-WAS-052903
Exhibit A – Product Specific License terms and Conditions
Exhibit B – SupportSoft’s General License Terms and Conditions
Exhibit C – Support and maintenance Policy
Exhibit D – Master Preferred Escrow Agreement (effective 6/18/2003)
Exhibit E – Statement of Work
9/4/2003
Symantec	Elite Program Master Contract between Washington Mutual Bank and Symantec	3/28/2003
	Elite Program Master Contract Renewal Agreement between Washington Mutual, Inc. and Symantec Corp	9/29/2006
	Elite Program Changes Addendum to the Master Contract Renewal Agreement between Washington Mutual, Inc.	9/29/2006
	Installment Addendum (Direct) between Washington Mutual Bank and Symantec	6/30/2008
Veritas Software Global Corporation (Symantec Corporation)	Software License and Services Agreement	11/30/2004
Veritas Software Global Corporation (Symantec Corporation)	Software License and Services Agreement	8/29/2000
Virtual Premise, Inc.	Virtual Premise Software License and Application Services Agreement, as amended, and all Schedules	3/4/2002
Witness Systems, Inc. Also known as Verint Americas	Software License and Services Master Agreement	12/20/2001
	Statement of Work Exhibit A (SOW #1) to SLSMA	12/24/2003
	First Amendment to Software License and Service Master Agreement Second Amendment to Software License and Service Master Agreement w/	12/28/2006
	Exhibits A-E	4/1/2007
	Work Schedule WES-40267 (SOW #2)	6/15/2007

(Service Contracts)

Counterparty	Title of Agreement	Date of Agreement
Appraisal.com	Appraisal.Com Master Services Agreement	7/12/2004
Corporate Services, Inc.	Services Agreement between Washington Mutual, Inc. and Corporate Services, Inc.	2/7/2005

	Amendment to Services Agreement between Washington Mutual Bank and Corporate Services, Inc	12/9/2005
	Second Amendment to Services Agreement between Washington Mutual Bank and Corporate Services, Inc.	7/19/2006
	Notice of Extension Letter between Washington Mutual Bank and Corporate Services, Inc	1/9/2007
FT Interactive Data	Service Agreement for North America Customers,	1/1/2003
	Addendum to Service Agreement	1/1/2003
	Fund Run Schedule of Data Services Addendum to FundRun Schedule	1/1/2003 1/1/2003
	First Amendment to the Services Agreement	3/23/2006
	First Amendment to FundRun Schedule	3/23/2006
	RemotePlus Data and Data Delivery Service Schedule	3/23/2006
HumanConcepts LLC formerly	End User Access and Usage License Agreement	11/17/2004
known as Vurv Technology, Inc.	Professional Services Agreement	11/17/2004
	First Amendment to Professional Services Agreement	6/29/2007
National Field Representatives, Inc.	Property Inspection and Preservation Contract	12/3/2001
Paradigm DKD Tax Group LLC	Consulting Services Agreement	1/25/2005
Service Communications, Inc.	Master Telecommunications Cabling Service Agreement (and Schedules)	3/7/2005
Union Bank of California, N.A.	Agreement and Amendment to Amended and Restated Umbrella Trust Agreement	11/23/2007
	Letter-Dime Umbrella Trust Insurance Premium Payment Authorization.	11/30/2007
Wolters Kluwer Financial	Master Services Agreement	2/16/2007
Services, Inc.	Schedule A- Form of Statement of Work	2/16/2007
	Schedule B-1-License Schedule for Electronic Mortgage Forms between Wolters Kluwer Financial Services, Inc. and Washington Mutual Bank.	2/16/2007
	Schedule B-2- Custom Library Services between Wolters Kluwer Financial Services, Inc. and Washington Mutual Bank	2/16/2007
	Certified return receipt letter for Partial cancellation of Schedule B2- to Wolters Kluwer Financial Services Inc.	3/14/2008
	Schedule B-3- License Schedule for CCH Policies & Procedures between Wolters Kluwer Financial Services, Inc. and Washington Mutual Bank	10/15/2007

(Equipment Contracts)

Counterparty	Title of Agreement	Date of Agreement
Hewlett-Packard Company	HP Business Terms	11/1/2002
	First Amendment to HP Business Terms (HP Agreement No. A4W54)	4/26/2007
	Single Use HP Nonstop Product Terms	4/30/2007
NCR Corporation	Teradata Products Universal Agreement	3/7/2007
F5 Networks Inc.	F5 Networks Maintenance Agreement	10/30/2004
Lanier Worldwide Inc.	Product & Services Agreement	4/18/2006
Ricoh Americas Corporation	Product and Services Agreement	4/18/2006

Counterparty	Title of Agreement	Date of Agreement
	First Amendment to the Product and Services Agreement	10/16/2006

EXHIBIT “V”

INTERCOMPANY NOTES

V

a.
$82,048,081 under that certain Revolving Master Note, dated as of December 22, 2005, by and between WMB, as borrower, and H.S. Loan Corporation, as lender.  H.S. Loan Corporation is a subsidiary of WMI, in which WMB owns 1.33%.

b.
$73,670,153 under that certain Revolving Master Note, dated as of December 22, 2005, by and between WMB, as borrower, and WM Citation Holdings, LLC (as successor to H.S. Loan Partners), as lender.  WM Citation Holdings, LLC is a wholly-owned subsidiary of WMI.

c.
$7,781,240 under that certain Revolving Master Note, dated as of February 11, 2005, by and between WMB, as borrower, and WMHFA Delaware Holdings LLC, as lender.  WMHFA Delaware Holdings LLC is an indirect, wholly-owned subsidiary of WMI.

d.
$13,576,245 under that certain Registered Security, Note A, dated as of December 17, 2004, by and between University Street, Inc., as payor and predecessor in interest to WMB, and WM Citation Holdings, LLC (as successor to WMRP Delaware Holdings LLC), as payee, and predecessor in interest to PCA Asset Holdings LLC.  This Promissory Note is recorded on WMI’s consolidated books and records as an obligation owed by WMB to WM Citation Holdings, LLC, a subsidiary of WMI.

V-1

EXHIBIT “W”

TRANSFERRED INTELLECTUAL PROPERTY

W

Part I:  Trademarks

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
ACCOUNT AUTOGRAPH	United States	036 045	Washington Mutual, Inc.	78/856,967	4/7/2006	3,482,346	8/5/2008
ADVANTAGE 90	United States	036	Washington Mutual, Inc.	75/682,322	4/13/1999	2,424,035	1/23/2001
AMERICA’S LENDING LEADER	United States	036	Washington Mutual, Inc.	78/173,277	10/10/2002	2,877,044	8/24/2004
ANOTHER SMALL REVOLUTION IN BANKING	United States	036	Washington Mutual, Inc.	78/975,175	4/10/2002	2,846,921	5/25/2004
BANK MINDED. WILD AT HEART.	United States	038	Washington Mutual, Inc.	77/273,622	9/6/2007
BANK MINDED. WILD AT HEART.	United States	036	Washington Mutual, Inc.	77/273,618	9/6/2007
BANK MINDED. WILD AT HEART.	United States	035	Washington Mutual, Inc.	77/273,615	9/6/2007
BANK MINDED. WILD AT HEART.	United States	041	Washington Mutual, Inc.	77/273,623	9/6/2007
BANK. SMILE. REPEAT.	United States	036	Washington Mutual, Inc.	78/922,095	7/3/2006
BUSINESS BILL PAY	United States	036	Washington Mutual, Inc.	78/321,277	10/30/2003	2,996,170	9/13/2005
BUYSMART	United States	036	Washington Mutual, Inc.	78/791,708	1/13/2006	3,246,687	5/29/2007
BUYSMART	United States	035	Washington Mutual, Inc.	78/791,719	1/13/2006	3,264,430	7/17/2007
BUYSMART	United States	016	Washington Mutual, Inc.	78/791,730	1/13/2006	3,227,216	4/10/2007
CAN!	United States	036	Washington Mutual, Inc.	78/514,924	11/10/2004	3,172,221	11/14/2006
CAN!	United States	035	Washington Mutual, Inc.	78/514,920	11/10/2004	3,140,248	9/5/2006
CAN! (COMMITTED ACTIVE NEIGHBORS)	United States	035	Washington Mutual, Inc.	78/230,165	3/26/2003	2,960,902	6/7/2005
CAN! CASH	United States	035	Washington Mutual, Inc.	75/798,411	9/14/1999	2,782,175	11/11/2003
CAN! CASH	United States	036	Washington Mutual, Inc.	75/798,409	9/14/1999	2,782,174	11/11/2003
CAN! COMMITTED ACTIVE NEIGHBORS	United States	042	Washington Mutual, Inc.	75/798,257	9/14/1999	2,779,794	11/4/2003
CAN! COMMITTED ACTIVE NEIGHBORS	United States	035	Washington Mutual, Inc.	75/798,265	9/14/1999	2,466,550	7/3/2001
CAN! COMMITTED ACTIVE NEIGHBORS	United States	036	Washington Mutual, Inc.	75/798,259	9/14/1999	2,779,795	11/4/2003
COINHEAD	United States	041	Washington Mutual, Inc.	78/094,736	11/21/2001	3,104,567	6/13/2006
COINHEAD	United States	042	Washington Mutual, Inc.	78/094,737	11/21/2001	3,114,771	7/11/2006
COINHEAD	United States	036	Washington Mutual, Inc.	78/975,737	11/21/2001	2,937,042	3/29/2005
COINHEAD	United States	036	Washington Mutual, Inc.	78/975,636	11/21/2001	2,968,801	7/12/2005
COINHEAD	United States	016	Washington Mutual, Inc.	78/094,733	11/21/2001	3,177,596	11/28/2006
COINHEAD DESIGN	United States	036 042	Washington Mutual, Inc.	78/975,792	11/27/2001	2,929,894	3/1/2005
COINHEAD DESIGN	United States	041	Washington Mutual, Inc.	78/095,352	11/27/2001	2,925,700	2/8/2005
COINHEAD DESIGN	United States	036	Washington Mutual, Inc.	76/258,638	5/17/2001	2,569,903	5/14/2002
COINHEAD DESIGN	United States	016	Washington Mutual, Inc.	76/258,637	5/17/2001	2,540,354	2/19/2002
COLOR PLUM TRADE DRESS	United States	036	Washington Mutual, Inc.	76/388,007	3/28/2002	3,164,183	10/24/2006
EQUITY YOUR WAY	United States	036	Washington Mutual, Inc.	78/298,229	9/9/2003	3,169,358	11/7/2006
FREE CHECKING, FREE SMILES	United States	036	Washington Mutual, Inc.	78/975,324	8/8/2001	2,841,863	5/11/2004
FREEDOM FLYAWAY	Washington	041	Washington Mutual, Inc.	50980	6/26/2006	50980	8/3/2006
GRUBSTAKE	United States	041	Washington Mutual, Inc.	78/094,720	11/21/2001	3,013,731	11/8/2005
GRUBSTAKE	United States	042	Washington Mutual, Inc.	78/094,721	11/21/2001	3,011,924	11/1/2005
GRUBSTAKE	United States	016	Washington Mutual, Inc.	78/094,717	11/21/2001	3,011,923	11/1/2005
GRUBSTAKE	United States	036	Washington Mutual, Inc.	78/975,703	11/21/2001	2,921,804	1/25/2005
GRUBSTAKE Design	United States	016	Washington Mutual, Inc.	78/095,356	11/27/2001	2,981,659	8/2/2005
GRUBSTAKE Design	United States	036	Washington Mutual, Inc.	78/095,357	11/27/2001	3,032,741	12/20/2005
GRUBSTAKE Design	United States	041	Washington Mutual, Inc.	78/095,359	11/27/2001	3,032,742	12/20/2005
GRUBSTAKE Design	United States	042	Washington Mutual, Inc.	78/095,360	11/27/2001	3,032,743	12/20/2005
HOME CREST	United States	035 039	Washington Mutual, Inc.	78/287,724	8/14/2003

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
HOME CREST	United States	036	Washington Mutual, Inc.	78/287,725	8/14/2003	3,127,548	8/8/2006
HOME CREST INSURANCE SERVICES, INC. and Design	United States	036	Washington Mutual, Inc.	78/375,619	2/27/2004	3,127,626	8/8/2006
HOME OF THE FREE	United States	036	Washington Mutual, Inc.	78/065,637	5/24/2001	2,783,095	11/11/2003
HOME OF THE FREE	United States	042	Washington Mutual, Inc.	78/138,795	6/25/2002	2,841,601	5/11/2004
HOME OF THE FREE	United States	041	Washington Mutual, Inc.	78/138,800	6/25/2002	2,846,510	5/25/2004
HOME OF THE FREE	United States	036	Washington Mutual, Inc.	78/975,344	6/25/2002	2,857,016	6/22/2004
ID THEFT INSPECT	United States	036	Washington Mutual, Inc.	78/353,387	1/16/2004	3,048,704	1/24/2006
ID THEFT INSPECT	United States	035 045	Washington Mutual, Inc.	78/353,389	1/16/2004	3,048,705	1/24/2006
I’M WITH THE BANK	United States	038	Washington Mutual, Inc.	77/115,257	2/23/2007
I’M WITH THE BANK	United States	036	Washington Mutual, Inc.	77/115,252	2/23/2007
I’M WITH THE BANK	United States	041	Washington Mutual, Inc.	77/115,261	2/23/2007
I’M WITH THE BANK	United States	035	Washington Mutual, Inc.	77/115,249	2/23/2007
INSTANT BANKIFICATION	United States	045	Washington Mutual, Inc.	77/511,778	6/30/2008
INSTANT BANKIFICATION	United States	036	Washington Mutual, Inc.	77/511,777	6/30/2008
INSTANT BANKIFICATION	United States	035	Washington Mutual, Inc.	77/511,772	6/30/2008
INSTANT CHECKING	United States	035 036	Washington Mutual, Inc.	77/170,872	5/2/2007
INSTANT CLOSE	United States	036	Washington Mutual, Inc.	78/321,155	10/30/2003	3,276,108	8/7/2007
INVEST1TO1	Canada	000	Washington Mutual, Inc.	1,070,760	8/11/2000	TMA631,756	2/2/2005
INVEST1TO1	Community	036 038 042	Washington Mutual, Inc.	1804855	8/11/2000	1804855	12/19/2001
INVEST1TO1.COM	Community	036 042	Washington Mutual, Inc.	001807551	8/14/2000	001807551	6/9/2004
INVESTING OURSELVES BUILDING BETTER COMMUNITIES	United States	041	Washington Mutual, Inc.	78/129,050	5/15/2002	3,060,814	2/21/2006
INVESTING OURSELVES BUILDING BETTER COMMUNITIES	United States	036	Washington Mutual, Inc.	78/129,049	5/15/2002	2,957,876	5/31/2005
INVESTING OURSELVES BUILDING BETTER COMMUNITIES	United States	035	Washington Mutual, Inc.	78/129,048	5/15/2002	2,949,586	5/10/2005
LEARN, EARN, SAVE	United States	041	Washington Mutual, Inc.	78/078,309	8/8/2001	3,149,337	9/26/2006
MAS INTERES HUMANO	United States	036	Washington Mutual, Inc.	78/976,977	8/28/2003	3,166,814	10/31/2006
MONEYMAX PLUS	California	036	Washington Mutual, Inc.	054428	1/22/2001	054428	1/25/2001
MONEYMAX PLUS	Idaho	036	Washington Mutual, Inc.	N/A	2/1/2001	16834	2/2/2001
MONEYMAX PLUS	Utah	036	Washington Mutual, Inc.	N/A	1/30/2001	4876347	2/2/2001
MORE HUMAN INTEREST	United States	036	Washington Mutual, Inc.	76/228,013	3/21/2001	3,042,121	1/10/2006
MULTIPAY	United States	036	Washington Mutual, Inc.	77/199,596	6/7/2007
MUTUAL INTEREST	United States	016	Washington Mutual, Inc.	78/431,289	6/7/2004	3,160,012	10/17/2006
MY WAMU PERKS	United States	036	Washington Mutual, Inc.	77/475,589	5/15/2008
MY WAMU PERKS	United States	035	Washington Mutual, Inc.	77/475,531	5/15/2008
OCCASIO	United States	036	Washington Mutual, Inc.	76/155,069	10/27/2000	3,006,115	10/11/2005
OPTIMUM PRICING	United States	036	Washington Mutual, Inc.	78/664,950	7/6/2005	3,292,441	9/11/2007
OPTIS	Community	009 036 042	Washington Mutual, Inc.	1852680	9/13/2000	1852680	12/12/2001
OPTIS	United States	036	Washington Mutual, Inc.	76/975,761	3/15/2000	2,835,305	4/20/2004
PEOPLE ARE OUR FOUNDATION, SERVICE IS OUR PRIORITY Chinese C	United States	036	Washington Mutual, Inc.	76/276,930	6/25/2001	2,933,523	3/15/2005
PERSONAL BILL PAY	United States	036	Washington Mutual, Inc.	78/306,280	9/26/2003	2,990,743	8/30/2005
PERSONAL EQUITY MANAGER	United States	036	Washington Mutual, Inc.	78/305,006	9/24/2003	2,953,879	5/17/2005
PLATINUM PROTECT	United States	036	Washington Mutual, Inc.	77/377,955	1/22/2008

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
PLATINUM PROTECT	United States	035	Washington Mutual, Inc.	77/377,954	1/22/2008
PLATINUM PROTECT	United States	009	Washington Mutual, Inc.	77/377,953	1/22/2008
POWER OF YES, THE	Australia	036	Washington Mutual, Inc.	929041	10/2/2002	929041	4/27/2004
POWER OF YES, THE	New Zealand	036	Washington Mutual, Inc.	665725	10/1/2002	665725	2/3/2003
POWER OF YES, THE	United States	036	Washington Mutual, Inc.	75/545,591	8/31/1998	2,381,822	8/29/2000
PROTECTING WHAT MATTERS	United States	036	Washington Mutual, Inc.	78/219,101	2/26/2003	2,802,535	1/6/2004
PROTECTING WHAT MATTERS	United States	036	Washington Mutual, Inc.	78/258,972	6/5/2003	3,018,471	11/22/2005
PUT YOUR MONEY WHERE YOUR MOUSE IS	United States	036	Washington Mutual, Inc.	78/078,296	8/8/2001	3,117,803	7/18/2006
REAL INFORMATION	United States	035 036 045	Washington Mutual, Inc.	78/838,882	3/16/2006
REAL PRIVACY	United States	036	Washington Mutual, Inc.	77/487,889	5/30/2008
REAL PRIVACY	United States	045	Washington Mutual, Inc.	77/487,890	5/30/2008
REAL PRIVACY	United States	035	Washington Mutual, Inc.	77/487,888	5/30/2008
REAL PRIVACY PLUS	United States	045	Washington Mutual, Inc.	77/487,894	5/30/2008
REAL PRIVACY PLUS	United States	035	Washington Mutual, Inc.	77/487,892	5/30/2008
REAL PRIVACY PLUS	United States	036	Washington Mutual, Inc.	77/487,893	5/30/2008
RETIREMENT MADE EASY	United States	036	Washington Mutual, Inc.	78/979,688	6/9/2006	3,416,280	4/22/2008
RETIREMENT MADE EASY	United States	041	Washington Mutual, Inc.	78/905,283	6/9/2006
REWARDS YOU AND YOUR PET WILL LOVE	United States	035	Washington Mutual, Inc.	77/347,297	12/7/2007
REWARDS YOU AND YOUR PET WILL LOVE	United States	036	Washington Mutual, Inc.	77/347,298	12/7/2007
SAVINGS FOR SUCCESS	United States	036	Washington Mutual, Inc.	77/427,853	3/20/2008	3,608,303	4/21/2009
SHORTY	United States	042	Washington Mutual, Inc.	78/094,729	11/21/2001	3,036,404	12/27/2005
SHORTY	United States	041	Washington Mutual, Inc.	78/094,728	11/21/2001	3,013,732	11/8/2005
SHORTY	United States	036	Washington Mutual, Inc.	78/094,727	11/21/2001	3,007,727	10/18/2005
SHORTY	United States	036	Washington Mutual, Inc.	78/975,736	11/21/2001	2,934,264	3/15/2005
SHORTY	United States	036	Washington Mutual, Inc.	78/975,655	11/21/2001	2,921,803	1/25/2005
SHORTY	United States	016	Washington Mutual, Inc.	78/094,725	11/21/2001	3,046,707	1/17/2006
SHORTY	United States	016	Washington Mutual, Inc.	78/975,764	11/21/2001	2,934,266	3/15/2005
SHORTY DESIGN	United States	036	Washington Mutual, Inc.	78/975,859	11/27/2001	2,946,845	5/3/2005
SHORTY DESIGN	United States	041	Washington Mutual, Inc.	78/095,366	11/27/2001	3,036,406	12/27/2005
SHORTY DESIGN	United States	016	Washington Mutual, Inc.	78/095,363	11/27/2001	3,036,405	12/27/2005
SHORTY DESIGN	United States	042	Washington Mutual, Inc.	78/975,853	11/27/2001	2,935,580	3/22/2005
SIMPLE LOAN MANAGER	United States	036	Washington Mutual, Inc.	77/114,750	2/23/2007
SIMPLE LOAN MANAGER	United States	042	Washington Mutual, Inc.	77/114,755	2/23/2007
SIMPLE LOAN MANAGER	United States	009	Washington Mutual, Inc.	77/114,744	2/23/2007
SMILE MAKER	United States	035	Washington Mutual, Inc.	77/280,365	9/14/2007	3,469,212	7/15/2008
SMILING ALL THE WAY TO THE BANK	United States	036	Washington Mutual, Inc.	78/641,622	6/1/2005	3,565,890	1/20/2009
SMILING ALL THE WAY TO THE BANK	United States	036	Washington Mutual, Inc.	77/489,156	6/2/2008	3,560,762	1/13/2009
SOLID START	United States	041	Washington Mutual, Inc.	78/503,991	10/21/2004	3,163,705	10/24/2006
SPOTLIGHT ON TEACHERS	United States	036	Washington Mutual, Inc.	78/975,342	5/10/2002	2,861,686	7/6/2004
SPOTLIGHT ON TEACHERS	United States	041	Washington Mutual, Inc.	78/975,343	5/10/2002	2,861,687	7/6/2004
THE BUCK-FIFTY STOPS HERE	United States	036	Washington Mutual, Inc.	76/116,050	8/24/2000	2,872,030	8/10/2004
THE CARD THAT REWARDS YOU AND YOUR PET.	United States	036	Washington Mutual, Inc.	77/341,656	11/30/2007
THE CARD THAT REWARDS YOU AND YOUR PET.	United States	035	Washington Mutual, Inc.	77/341,651	11/30/2007
TOUCHDOWNS FOR TOTS	United States	036	Washington Mutual, Inc.	78/780,489	12/23/2005	3,168,604	11/7/2006
TRUSTED BANKING	United States	036	Washington Mutual, Inc.	77/389,466	2/5/2008

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
TURN UP YOUR BANK	United States	036	Washington Mutual, Inc.	77/115,232	2/23/2007
TURN UP YOUR BANK	United States	035	Washington Mutual, Inc.	77/115,268	2/23/2007
TURN UP YOUR BANK	United States	038	Washington Mutual, Inc.	77/115,243	2/23/2007
TURN UP YOUR BANK	United States	041	Washington Mutual, Inc.	77/115,241	2/23/2007
W LOGO	Canada	000	Washington Mutual, Inc.	1,336,143	2/20/2007
W LOGO	Canada	000	Washington Mutual, Inc.	1,408,827	8/20/2008
W LOGO	Canada	000	Washington Mutual, Inc.	894,960	10/30/1998	TMA606,084	3/23/2004
W LOGO	Mexico	045	Washington Mutual, Inc.	840925	3/7/2007	1011603	11/16/2007
W LOGO	Mexico	016	Washington Mutual, Inc.	840927	3/7/2007	1016741	12/7/2007
W LOGO	Mexico	035	Washington Mutual, Inc.	840930	3/7/2007	1016742	12/7/2007
W LOGO	Mexico	041	Washington Mutual, Inc.	840926	3/7/2007	1107191	6/22/2009
W LOGO	Mexico	036	Washington Mutual, Inc.	840929	3/7/2007	1020059	1/21/2008
W LOGO	Mexico	035	Washington Mutual, Inc.	962873	9/23/2008
W LOGO	Mexico	038	Washington Mutual, Inc.	956009	8/20/2008	1104668	6/10/2009
W LOGO	Mexico	009	Washington Mutual, Inc.	840928	3/7/2007	992763	7/16/2007
W LOGO	United States	036	Washington Mutual, Inc.	75/515,416	7/8/1998	2,588,771	7/2/2002
W LOGO	United States	009	Washington Mutual, Inc.	78/818,113	2/17/2006	3,510,022	9/30/2008
W LOGO	United States	036	Washington Mutual, Inc.	77/548,644	8/15/2008
W LOGO	United States	036	Washington Mutual, Inc.	77/489,168	6/2/2008	3,560,767	1/13/2009
W LOGO	United States	035	Washington Mutual, Inc.	77/489,166	6/2/2008	3,560,766	1/13/2009
W LOGO	United States	036 045	Washington Mutual, Inc.	77/103,111	2/8/2007
W LOGO	United States	036	Washington Mutual, Inc.	78/818,110	2/17/2006
W LOGO	United States	035	Washington Mutual, Inc.	77/529,939	7/23/2008
W LOGO	United States	041	Washington Mutual, Inc.	78/818,123	2/17/2006
W LOGO	United States	036 038 041	Washington Mutual, Inc.	77/402,034	2/20/2008
W LOGO II	Australia	036	Washington Mutual, Inc.	929039	10/2/2002	929039	4/27/2004
W LOGO II	Canada	000	Washington Mutual, Inc.	1,037,878	11/29/1999	TMA606,315	3/26/2004
W LOGO II	Canada	000	Washington Mutual, Inc.	891,859	9/30/1998	TMA623,122	10/21/2004
W LOGO II	Canada	000	Washington Mutual, Inc.	1,155,478	10/9/2002	TMA736,155	3/11/2009
W LOGO II	Community	009 035 036	Washington Mutual, Inc.	002878668	10/4/2002	002878668	11/18/2004
W LOGO II	Japan	036	Washington Mutual, Inc.	2002-089938	10/23/2002	4753769	3/5/2004
W LOGO II	New Zealand	036	Washington Mutual, Inc.	665724	10/1/2002	665724	2/3/2003
W LOGO II	United States	041	Washington Mutual, Inc.	76/155,532	10/27/2000	2,919,255	1/18/2005
W LOGO II	United States	036	Washington Mutual, Inc.	75/515,419	7/8/1998	2,478,344	8/14/2001
W LOGO II	United States	009 036	Washington Mutual, Inc.	75/714,879	5/27/1999	2,368,337	7/18/2000
W LOGO II	United States	035	Washington Mutual, Inc.	76/159,039	11/3/2000	2,847,884	6/1/2004
W LOGO II	United States	036	Washington Mutual, Inc.	78/129,390	5/16/2002	2,911,603	12/14/2004
W WASHINGTON & WATERMARK WALLPAPER BANNER DESIGN	United States	036	Washington Mutual, Inc.	76/387,923	3/28/2002	2,990,870	9/6/2005
W WASHINGTON MUTUAL CIRCLE Design	United States	009	Washington Mutual, Inc.	78/661,736	6/30/2005	3,313,767	10/16/2007
W WASHINGTON MUTUAL CIRCLE Design	United States	036	Washington Mutual, Inc.	78/661,742	6/30/2005	3,593,036	3/17/2009
WAMOOLA	United States	028	Washington Mutual, Inc.	78/428,943	6/2/2004	3,130,751	8/15/2006
WAMOOLA FOR COMMUNITIES	United States	036	Washington Mutual, Inc.	78/465,513	8/11/2004	3,127,786	8/8/2006
WAMOOLA FOR L.I.F.E.	United States	041	Washington Mutual, Inc.	78/428,940	6/2/2004	3,018,739	11/22/2005
WAMOOLA FOR L.I.F.E.	United States	036	Washington Mutual, Inc.	78/428,939	6/2/2004	3,169,485	11/7/2006

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
WAMOOLA FOR SCHOOLS	United States	036	Washington Mutual, Inc.	78/354,840	1/21/2004	3,139,843	9/5/2006
WAMOOLA FOR SCHOOLS	United States	009	Washington Mutual, Inc.	78/354,838	1/21/2004	3,169,399	11/7/2006
WAMOOLA FOR SCHOOLS	United States	036	Washington Mutual, Inc.	75/763,731	7/29/1999	2,496,917	10/9/2001
WAMOVE-IT	United States	036	Washington Mutual, Inc.	78/435,686	6/15/2004	3,130,764	8/15/2006
WAMU	Australia	036	Washington Mutual, Inc.	929037	10/2/2002	929037	5/22/2003
WAMU	Canada	000	Washington Mutual, Inc.	1,408,828	8/20/2008
WAMU	Canada	000	Washington Mutual, Inc.	1,335,316	2/14/2007
WAMU	Canada	000	Washington Mutual, Inc.	1,037,879	11/29/1999	TMA622,822	10/19/2004
WAMU	Canada	000	Washington Mutual, Inc.	891,858	9/30/1998	TMA623,092	10/21/2004
WAMU	Community	009 035 036	Washington Mutual, Inc.	002878692	10/4/2002	002878692	1/17/2005
WAMU	Mexico	038	Washington Mutual, Inc.	956010	8/20/2008	1108925	7/6/2009
WAMU	Mexico	035	Washington Mutual, Inc.	835894	2/12/2007	1019718	1/17/2008
WAMU	Mexico	009	Washington Mutual, Inc.	835898	2/12/2007	989403	6/25/2007
WAMU	Mexico	045	Washington Mutual, Inc.	835891	2/12/2007	996034	8/3/2007
WAMU	Mexico	016	Washington Mutual, Inc.	835896	2/12/2007	1004053	9/26/2007
WAMU	Mexico	036	Washington Mutual, Inc.	835893	2/12/2007	990179	6/27/2007
WAMU	Mexico	041	Washington Mutual, Inc.	835892	2/12/2007	1055953	8/26/2008
WAMU	New Zealand	036	Washington Mutual, Inc.	666026	10/2/2002	666026	4/3/2003
WAMU	United States	036	Washington Mutual, Inc.	77/548,653	8/15/2008
WAMU	United States	035	Washington Mutual, Inc.	77/529,937	7/23/2008
WAMU	United States	036 038 041	Washington Mutual, Inc.	77/402,035	2/20/2008
WAMU	United States	035 036	Washington Mutual, Inc.	75/523,268	7/22/1998	2,315,782	2/8/2000
WAMU	United States	036	Washington Mutual, Inc.	75/719,116	5/28/1999	2,483,253	8/28/2001
WAMU	United States	036	Washington Mutual, Inc.	77/489,165	6/2/2008	3,560,765	1/13/2009
WAMU	United States	035	Washington Mutual, Inc.	77/489,160	6/2/2008	3,560,763	1/13/2009
WAMU	United States	009	Washington Mutual, Inc.	78/980,580	8/21/2006	3,532,722	11/11/2008
WAMU	United States	036 045	Washington Mutual, Inc.	77/103,109	2/8/2007
WAMU	United States	009	Washington Mutual, Inc.	78/956,846	8/21/2006
WAMU	United States	036	Washington Mutual, Inc.	78/949,868	8/10/2006	3,538,957	11/25/2008
WAMU	United States	041	Washington Mutual, Inc.	78/953,663	8/16/2006
WAMU	United States	041	Washington Mutual, Inc.	78/957,038	8/21/2006
WAMU	United States	036	Washington Mutual, Inc.	78/957,035	8/21/2006
WAMU	United States	016	Washington Mutual, Inc.	78/956,852	8/21/2006
WAMU	United States	035	Washington Mutual, Inc.	78/956,855	8/21/2006
WAMU 1031 EXCHANGE	United States	036	Washington Mutual, Inc.	78/949,867	8/10/2006	3,529,315	11/4/2008
WAMU 1031 EXCHANGE	United States	041	Washington Mutual, Inc.	78/953,666	8/16/2006	3,566,059	1/20/2009
WAMU BONUS BUCKS	United States	036	Washington Mutual, Inc.	77/142,554	3/28/2007
WAMU BONUS BUCKS	United States	035	Washington Mutual, Inc.	77/142,563	3/28/2007
WAMU CAPITAL	United States	036	Washington Mutual, Inc.	78/096,840	12/5/2001	3,268,921	7/24/2007
WAMU COMMUNITY ACCESS	United States	036	Washington Mutual, Inc.	77/155,453	4/12/2007	3,505,989	9/23/2008
WAMU DIRECT	Denmark	009 035 036	Washington Mutual, Inc.	200504868	11/7/2005	VR 2005	11/21/2005
WAMU DIRECT	United States	036	Washington Mutual, Inc.	78/661,728	6/30/2005	3,415,723	4/22/2008
WAMU EQUITY PLUS	United States	036	Washington Mutual, Inc.	78/649,678	6/13/2005	3,291,722	9/11/2007

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
WAMU FREE CHECKING	United States	036	Washington Mutual, Inc.	77/496,903	6/11/2008	3,630,020	6/2/2009
WAMU FREE CHECKING	United States	036	Washington Mutual, Inc.	78/785,949	1/5/2006	3,473,838	7/22/2008
WAMU FREE CHECKING	United States	035	Washington Mutual, Inc.	77/496,898	6/11/2008	3,704,154	11/3/2009
WAMU FREE CHECKING	United States	045	Washington Mutual, Inc.	77/496,909	6/11/2008	3,564,336	1/20/2009
WAMU HOME LOANS	United States	036	Washington Mutual, Inc.	78/232,173	3/31/2003	2,879,308	8/31/2004
WAMU INCENT	United States	035	Washington Mutual, Inc.	77/547,682	8/14/2008
WAMU INVESTMENTS	United States	036	Washington Mutual, Inc.	77/273,614	9/6/2007
WAMU KIDS	United States	041	Washington Mutual, Inc.	78/227,487	3/19/2003	2,813,142	2/10/2004
WAMU KIDS	United States	036	Washington Mutual, Inc.	78/227,482	3/19/2003	2,813,141	2/10/2004
WAMU LIVE!	United States	036	Washington Mutual, Inc.	77/115,183	2/23/2007	3,599,069	3/31/2009
WAMU LIVE!	United States	041	Washington Mutual, Inc.	77/975,813	2/23/2007	3,522,371	10/21/2008
WAMU LIVE!	United States	038	Washington Mutual, Inc.	77/975,814	2/23/2007	3,518,040	10/14/2008
WAMU LIVE!	United States	035	Washington Mutual, Inc.	77/115,186	2/23/2007
WAMU LIVE!	United States	038	Washington Mutual, Inc.	77/115,178	2/23/2007
WAMU LIVE!	United States	041	Washington Mutual, Inc.	77/115,174	2/23/2007
WAMU LIVE!	United States	035	Washington Mutual, Inc.	77/975,815	2/23/2007	3,522,372	10/21/2008
WAMU MORTGAGE PLUS	United States	036	Washington Mutual, Inc.	78/649,674	6/13/2005	3,291,721	9/11/2007
WAMU REAL REWARDS	United States	036	Washington Mutual, Inc.	77/109,922	2/16/2007	3,517,180	10/14/2008
WAMU REAL REWARDS	United States	035	Washington Mutual, Inc.	77/109,925	2/16/2007	3,517,181	10/14/2008
WAMU THEATER	United States	043	Washington Mutual, Inc.	77/194,309	5/31/2007	3,525,028	10/28/2008
WAMU THEATER	United States	035 041	Washington Mutual, Inc.	77/194,312	5/31/2007
WAMU WITH W LOGO	Canada	000	Washington Mutual, Inc.	1,408,826	8/20/2008
WAMU WITH W LOGO	Mexico	035	Washington Mutual, Inc.	956006	8/20/2008	1102754	5/28/2009
WAMU WITH W LOGO	Mexico	036	Washington Mutual, Inc.	956007	8/20/2008	1105359	6/12/2009
WAMU WITH W LOGO	Mexico	038	Washington Mutual, Inc.	956008	8/20/2008	1102755	5/28/2009
WAMU WITH W LOGO	United States	016	Washington Mutual, Inc.	78/971,677	9/11/2006
WAMU WITH W LOGO	United States	009	Washington Mutual, Inc.	78/971,669	9/11/2006
WAMU WITH W LOGO	United States	009	Washington Mutual, Inc.	78/980,556	9/11/2006	3,518,533	10/14/2008
WAMU WITH W LOGO	United States	035	Washington Mutual, Inc.	77/489,162	6/2/2008	3,560,764	1/13/2009
WAMU WITH W LOGO	United States	041	Washington Mutual, Inc.	78/971,691	9/11/2006
WAMU WITH W LOGO	United States	035	Washington Mutual, Inc.	78/971,679	9/11/2006
WAMU WITH W LOGO	United States	036 045	Washington Mutual, Inc.	77/103,117	2/8/2007
WAMU WITH W LOGO	United States	036	Washington Mutual, Inc.	77/548,646	8/15/2008
WAMU WITH W LOGO	United States	036 038 041	Washington Mutual, Inc.	77/402,030	2/20/2008
WAMU WITH W LOGO	United States	035	Washington Mutual, Inc.	77/529,941	7/23/2008
WAMU WITH W LOGO	United States	036	Washington Mutual, Inc.	77/489,170	6/2/2008	3,563,908	1/20/2009
WAMU WITH W LOGO	United States	036	Washington Mutual, Inc.	78/971,685	9/11/2006
WAMU.COM	Canada	000	Washington Mutual, Inc.	1,041,328	12/30/1999	TMA620,975	9/29/2004
WAMU.COM	Community	036 038 042	Washington Mutual, Inc.	1446863	1/3/2000	1446863	7/17/2001
WAMU.COM	United States	036	Washington Mutual, Inc.	75/742,362	7/2/1999	2,498,860	10/16/2001
WAMUINS	United States	036	Washington Mutual, Inc.	76/977,685	2/1/2001	3,002,461	9/27/2005
WAMUINS.COM and Design	United States	036	Washington Mutual, Inc.	76/976,846	2/1/2001	2,887,396	9/21/2004
WAMUMORTGAGE.COM	Australia	036	Washington Mutual, Inc.	818164	12/22/1999	818164	7/14/2000
WAMUMORTGAGE.COM	United Kingdom	036	Washington Mutual, Inc.	2218071	12/22/1999	2218071	2/9/2001

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
WASHINGTON MUTUAL	Australia	036	Washington Mutual, Inc.	929035	10/2/2002	929035	11/8/2004
WASHINGTON MUTUAL	Canada	000	Washington Mutual, Inc.	1,037,877	11/29/1999	TMA593,025	10/24/2003
WASHINGTON MUTUAL	Canada	000	Washington Mutual, Inc.	894,958	10/30/1998	TMA616,271	8/4/2004
WASHINGTON MUTUAL	Canada	000	Washington Mutual, Inc.	1,155,477	10/9/2002
WASHINGTON MUTUAL	Canada	000	Washington Mutual, Inc.	1,336,938	2/26/2007
WASHINGTON MUTUAL	Community	009 035 036	Washington Mutual, Inc.	002879484	10/4/2002	002879484	12/9/2004
WASHINGTON MUTUAL	Japan	036	Washington Mutual, Inc.	2002-089937	10/23/2002	4753768	3/5/2004
WASHINGTON MUTUAL	Mexico	041	Washington Mutual, Inc.	839035	2/27/2007	1054056	8/13/2008
WASHINGTON MUTUAL	Mexico	009	Washington Mutual, Inc.	838732	2/26/2007	993920	7/23/2007
WASHINGTON MUTUAL	Mexico	016	Washington Mutual, Inc.	839032	2/27/2007	988350	6/20/2007
WASHINGTON MUTUAL	Mexico	036	Washington Mutual, Inc.	839034	2/27/2007	1015610	11/30/2007
WASHINGTON MUTUAL	Mexico	045	Washington Mutual, Inc.	839036	2/27/2007	1055955	8/26/2008
WASHINGTON MUTUAL	Mexico	035	Washington Mutual, Inc.	839033	2/27/2007	1053164	8/11/2008
WASHINGTON MUTUAL	New Zealand	036	Washington Mutual, Inc.	665719	10/1/2002	665719	2/3/2003
WASHINGTON MUTUAL	United States	036	Washington Mutual, Inc.	75/515,420	7/8/1998	2,318,138	2/15/2000
WASHINGTON MUTUAL	United States	016 036	Washington Mutual, Inc.	75/715,723	5/27/1999	2,332,955	3/21/2000
WASHINGTON MUTUAL	United States	035	Washington Mutual, Inc.	76/976,677	11/3/2000	2,867,640	7/27/2004
WASHINGTON MUTUAL	United States	041	Washington Mutual, Inc.	76/155,066	10/27/2000	2,926,504	2/15/2005
WASHINGTON MUTUAL	United States	036	Washington Mutual, Inc.	78/129,389	5/16/2002	3,021,627	11/29/2005
WASHINGTON MUTUAL	United States	009	Washington Mutual, Inc.	78/960,103	8/24/2006	3,329,552	11/6/2007
WASHINGTON MUTUAL	United States	036	Washington Mutual, Inc.	78/975,992	5/16/2002	2,980,037	7/26/2005
WASHINGTON MUTUAL BANK (Chinese Characters)	United States	036	Washington Mutual, Inc.	75/601,482	12/9/1998	2,775,934	10/21/2003
WASHINGTON MUTUAL BANK (Chinese Characters)	United States	036	Washington Mutual, Inc.	75/697,864	5/4/1999	2,795,108	12/16/2003
WASHINGTON MUTUAL COMMUNITY ACCESS	United States	036	Washington Mutual, Inc.	78/975,413	6/21/2002	2,861,690	7/6/2004
WASHINGTONMUTUAL.COM	Community	036 038 042	Washington Mutual, Inc.	1447085	1/3/2000	1447085	7/23/2001
WE HAVE LISTENERS NOT TELLERS	United States	036	Washington Mutual, Inc.	77/288,749	9/25/2007
WESTERN BANK and Design	United States	016	Washington Mutual, Inc.	75/716,086	5/27/1999	2,884,514	9/14/2004
WHOO HOO	United States	036	Washington Mutual, Inc.	77/357,506	12/20/2007
WM	United States	036	Washington Mutual, Inc.	75/515,417	7/8/1998	2,884,500	9/14/2004
WM FINANCIAL SERVICES	United States	036	Washington Mutual, Inc.	75/373,844	10/16/1997	2,793,366	12/16/2003
WM FINANCIAL SERVICES, INC. (STYLIZED)	United States	036	Washington Mutual, Inc.	75/377,675	10/22/1997	2,831,033	4/13/2004
WM GROUP OF FUNDS	United States	036	Washington Mutual, Inc.	75/450,218	3/13/1998	2,881,909	9/7/2004
WM MORNING REPORT	United States	036	Washington Mutual, Inc.	75/637,988	2/8/1999	2,913,411	12/21/2004
WM MUTUAL FUNDS	United States	036	Washington Mutual, Inc.	75/442,730	3/2/1998	2,998,505	9/20/2005
YOU SHOP. SCHOOLS WIN.	United States	036	Washington Mutual, Inc.	78/677,893	7/25/2005	3,153,431	10/10/2006
YOUR PET. YOUR CARD. PERFECT TOGETHER.	United States	036	Washington Mutual, Inc.	77/341,631	11/30/2007
YOUR PET. YOUR CARD. PERFECT TOGETHER.	United States	035	Washington Mutual, Inc.	77/341,629	11/30/2007

Part II:  Patent/Patent Applications

PATENT
Title	Comments	App. No./ Patent No.	Filed/ Issued	Art Unit
SYSTEM FOR PROVIDING ENHANCED SYSTEMS MANAGEMENT, SUCH AS IN BRANCH BANKING	Granted	09/972,754 6,681,985	10/05/2001 01/27/2004	2876
PATENT APPLICATIONS
Title	Comments	App. No./	Filed	Art Unit
CLIENT-SERVER-TYPE SECURITY SYSTEM, SUCH AS A SECURITY SYSTEM FOR USE WITH COMPUTER NETWORK CONSUMER TRANSACTIONS	Abandoned	10/546,225	08/17/2005	3621
SYSTEM FOR AUTOMATICALLY TRANSFERRING ACCOUNT INFORMATION, SUCH AS INFORMATION REGARDING A FINANCIAL SERVICES ACCOUNT	On appeal	11/332,651	01/13/2005	3696
SERVICE OR SUPPLY CHAIN DIAGNOSTIC SYSTEMS, SUCH AS SYSTEMS FOR MEASURING AND LINKING ASSESSMENTS ACROSS AN ORGANIZATION	Awaiting first USPTO Action	11/388,704	03/24/2006	3627
SYSTEMS AND METHODS FOR OPENING, FUNDING, AND MANAGING FINANCIAL ACCOUNTS	Awaiting first USPTO Action	11/522,294	09/15/2006	3694
SYSTEMS AND METHODS FOR OPENING, FUNDING, AND/OR USING A FINANCIAL ACCOUNT, SUCH AS A CHECKING ACCOUNT	Awaiting next USPTO Action	11/735,310	04/13/07	3694
METHODS AND SYSTEMS FOR ANALYZING DIRECT MAIL MARKETING PROGRAMS	Awaiting first USPTO Action	12/056,759	03/27/08	3692
METHOD AND SYSTEM FOR EVALUATING A CUSTOMER OF A FINANCIAL INSTITUTION	Abandoned	11/412,148	04/26,2006

Part III:  Domain Names

1031wamu.com	wamoola.net	wamumsc.org
1031wamu.net	wamoola.org	wamumsc.us
1031wamu.org	wamoolaforschools.com	wamunet.com
1877wamuins.com	wamoolaforschools.net	wamunet.net
1877wamuins.net	wamoolaforschools.org	wamunet.org
1877wamuins.org	wamoveit.biz	wamunewaccounts.com
1to1investing.com	wamove-it.biz	wamunewaccounts.net
1to1investing.net	wamoveit.com	wamunewaccounts.org
1to1investing.org	wamove-it.com	wamunewjobs.com
1to1investments.com	wamoveit.net	wamu-newjobs.com
1to1investments.net	wamove-it.net	wamunewjobs.net
1to1investments.org	wamoveit.org	wamu-newjobs.net
1to1planning.com	wamove-it.org	wamunewjobs.org
1to1planning.net	wamoves.com	wamu-newjobs.org
1to1planning.org	wamoves.net	wamunewsroom.biz
aboutprovidian.com	wamoves.org	wamunewsroom.com
accessmyservices.com	wamu.be	wamunewsroom.info
accessyouraccount.com	wamu.biz	wamunewsroom.us
adtrewardsmastercard.com	wamu.com	wamunonprimesecurities.com
adtrewardsvisa.com	wamu.eu	wamunonprimesecurities.net
advantage90.com	wamu.info	wamunonprimesecurities.org
advantage90.net	wamu.jobs	wamuoffers.com
advantage90.org	wamu.mobi	wamuoffers.net
americasleadinglender.biz	wamu.net	wamuoffers.org
americasleadinglender.com	wamu.us	wamuone.biz
americasleadinglender.info	wamu1.biz	wamu-one.biz
americasleadinglender.net	wamu-1.biz	wamuone.com
americasleadinglender.org	wamu1.com	wamu-one.com
americaslendingleader.biz	wamu-1.com	wamuone.info
americaslendingleader.com	wamu1.info	wamu-one.info
americaslendingleader.info	wamu-1.info	wamuone.net
americaslendingleader.net	wamu1.net	wamu-one.net
americaslendingleader.org	wamu-1.net	wamuone.org
apostolnotice.com	wamu1.org	wamu-one.org
apply4smartvisa.biz	wamu-1.org	wamuonline.biz
apply4smartvisa.com	wamu1031.com	wamuonline.com
apply4visa.com	wamu-1031.com	wamuonline.info
applyaria.com	wamu1031.net	wamu-online.name
applyforsmartvisa.biz	wamu-1031.net	wamuonline.net
applyforsmartvisa.com	wamu1031.org	wamuonline.org
applyprovidian.com	wamu-1031.org	wamuonline.us
bankerspen.org	wamu1031ex.com	wamuonlinebanking.biz
basspointsvisa.com	wamu1031ex.net	wamu-onlinebanking.com
basspoundsvisa.com	wamu1031ex.org	wamuonlinebanking.info
bassrewardsmastercard.com	wamu1031exchange.com	wamuonlinebanking.net
bassrewardsvisa.com	wamu1031exchange.net	wamuonlinebanking.org
bhgcard.com	wamu1031exchange.org	wamuonlinebanking.us
bhgcard.net	wamu1031service.org	wamuonlione.com
bhgcard.org	wamu1031services.com	wamuontheair.com
bhgmc.org	wamu1031services.net	wamuontheair.net
bhgmastercard.com	wamu1031service.com	wamuontheair.org
bhgmastercard.net	wamu1031services.org	wamuops.net
bhgmastercard.org	wamu1031x.com	wamuperks.com
bhgmc.com	wamu1031x.net	wamuperks.net
bhgmc.net	wamu1031x.org	wamuperks.org
bhgmc.org	wamu1031xchange.com	wamupersonalbanking.com
bhgrewards.com	wamu1031xchange.net	wamupersonalbanking.net
bhgrewards.net	wamu1031xchange.org	wamupersonalbanking.org
bhgrewards.org	wamuaa.com	wamu-personal-direct.com
binettinotice.com	wamuaccountonline.com	wamu-personal-direct.net
binettinotice.net	wamuaccountsonline.com	wamu-personal-direct.org
binettinotice.net	wamuacountonline.com	wamuphotos.com
binettinotice.org	wamuappraisal.biz	wamuphotos.net
boldpugetsound.com	wamuappraisal.com	wamuphotos.org
boldpugetsound.net	wamu-appraisal.com	wamuplatinumvisa.com

boldpugetsound.org	wamuappraisal.info	wamuplatinumvisa.net
californiareconveyance.com	wamuappraisal.net	wamuplatinumvisa.org
cardcustomization.com	wamuappraisal.org	wamupreferredvisa.com
cardcustomization.net	wamuappraisal.us	wamupreferredvisa.net
cardcustomization.org	wamuappraisals.com	wamupreferredvisa.org
cardservicing.com	wamubank.com	wamupreierbroker.biz
chattinwiththepen.com	wamubank.net	wamupreierebroker.biz
commerceservicecorp.com	wamubank.org	wamupremierbroker.biz
commerceservicecorp.net	wamu-bank-direct.com	wamupremierbroker.com
commerceservicecorp.org	wamu-bank-direct.net	wamupremierbroker.info
commerceservicescorp.com	wamu-bank-direct.org	wamupremierbroker.net
commercialcapital.com	wamubanking.com	wamupremierbroker.org
cookingvisa.com	wamubanking.net	wamupremierbroker.us
csc-wamu.com	wamubanking.org	wamupremierebroker.biz
democraticvisa.com	wamubeijing.com	wamupremierebroker.com
depositwamu.com	wamubillpay.com	wamupremierebroker.info
dimecornet.com	wamubillpay.net	wamupremierebroker.net
directwamu.com	wamubillpay.org	wamupremierebroker.org
dubenefits.com	wamubizbank.com	wamupremierebroker.us
equityyourway.com	wamubizbank.net	wamuprepaid.com
equity-your-way.com	wamubizbank.org	wamuprepaid.net
equityyourway.net	wamubizcard.com	wamuprepaid.org
equity-your-way.net	wamubizcard.net	wamupresidentsclub.com
equityyourway.org	wamubizcard.org	wamuprierbroker.biz
equity-your-way.org	wamubonusbucks.com	wamuprimealtasecurities.com
espnrewardscard.com	wamubrand.com	wamuprimealtasecurities.net
espnrewardscard.net	wamubrand.net	wamuprimealtasecurities.org
espnrewardscard.org	wamubrand.org	wamuprojects.com
espnrewardsvisa.com	wamubrandcentral.com	wamuproperties.com
espnrewardsvisa2.com	wamubreakfastseries.com	wamuproperty.com
espnrewardsvisa2.net	wamubreakfastseries.net	wamuproperty.net
espnrewardsvisa2.org	wamubreakfastseries.org	wamuproperty.org
espnvisa.com	wamubroker.com	wamuprotection.com
extremereplayrewards.com	wamubroker.mobi	wamuprotection.net
firstselect.biz	wamubroker.net	wamuprotection.org
firstselect.info	wamubroker.org	wamurealestate.com
firstselectcorp.com	wamubusinessbank.com	wamurealestate.net
fishingvisa.com	wamubusinessbank.net	wamurealestate.org
freechecking.net	wamubusinessbank.org	wamurealrewards.com
freechecking.org	wamubusinessbanking.com	wamureception.com
freewamuchecking.com	wamubusinessbanking.net	wamurecognition.com
freewamuchecking.net	wamubusinessbanking.org	wamurewards.com
freewamuchecking.org	wamubusinesscard.com	wamurewards.net
friendofthefamily.com	wamubuys.biz	wamusalesmeetings.com
friendofthefamily.net	wamubuys.com	wamusbresources.com
friendofthefamily.org	wamubuys.info	wamusbresources.net
frugal-buy.com	wamubuys.net	wamusbresources.org
frugal-deal.com	wamubuys.org	wamuschoolsavings.net
gardeningvisa.com	wamubuys.us	wamuschoolsavings.org
getespnvisa.com	wamucampaigns.com	wamusecurities.com
getespnvisa.net	wamucanhelp.com	wamusecurities.net
getespnvisa.org	wamucapital.biz	wamusecurities.org
getmastercardnow.com	wamucapital.com	wamusenddirect.com
getmcnow.com	wamucapital.info	wamusenddirect.net
getmycabelasvisa.com	wamucapital.net	wamusenddirect.org
getmyreader.com	wamucapital.org	wamusendirect.com
getmysmartvisa.biz	wamucapital.us	wamusendirect.net
getmysmartvisa.com	wamucapitalcorp.com	wamusendirect.org
getmyvisa.com	wamucapitalcorp.net	wamuship.com
getmyvisanow.com	wamucapitalcorp.org	wamusmallbusinesscard.com
getsmartvisa.biz	wamucard.biz	wamusmiles.com
getvisanow.com	wamucard.com	wamusmiles.net
getwamu.com	wamu-card.com	wamusmiles.org
getwamu.net	wamucard.info	wamusog.com
getwamu.org	wamucard.net	wamusog.net
getwamucompanystore.com	wamucard.org	wamusog.org
getwamuvisa.com	wamucards.biz	wamustage.com
getwamuvisa.net	wamucards.com	wamustaticpool.com

getwamuvisa.org	wamucards.info	wamustudentbanking.com
handymanvisa.com	wamucards.net	wamustudentbanking.net
homeartsvisa.com	wamucards.org	wamustudentbanking.org
homecrest.biz	wamucardservices.com	wamusubprimesecurities.com
homecrest.info	wamucashback.com	wamusubprimesecurities.net
homecrest.us	wamucashbackforschools.com	wamusubprimesecurities.org
homecrestins.com	wamucashbackforschoolsprogram.com	wamusucks.com
homecrestins.net	wamucc.com	wamusucksdirect.com
homecrestins.org	wamucc.net	wamusucksdirect.net
homecrestinsurance.com	wamucc.org	wamusucksdirect.org
homecrestinsurance.net	wamucdauction.com	wamusummersavings.com
homecrestinsurance.org	wamucdauction.net	wamusummersavings.net
homeofthefree.com	wamucdauction.org	wamusummersavings.org
homeofthefree.net	wamuchecking.com	wamusummitclub.com
homeofthefree.us	wamuchecking.net	wamusurvey.com
homeplusrewards.com	wamuchecking.org	wamusweeps.com
homeplusvisa.com	wamucommercial.com	wamusweeps.net
homeside.com	wamucommercial.net	wamusweeps.org
homesidelending.com	wamucommercial.org	wamusweepstakes.com
hrccreditcard.com	wamucommercialbank.com	wamusweepstakes.net
hrcvisa.com	wamucommercialbank.net	wamusweepstakes.org
hrcvisa.net	wamucommercialbank.org	wamuthorson.com
hrcvisa.org	wamucommercialbanking.com	wamutrade.com
hsnrewardsvisa.com	wamucommercialbanking.net	wamutrade.net
hsnvisa.com	wamucommercialbanking.org	wamutrade.org
huntingvisa.com	wamucommercialsecurities.com	wamutravel.com
idconfidential.com	wamucommercialsecurities.net	wamutvads.com
idconfidential.net	wamucommercialsecurities.org	wamutvads.net
idconfidential.org	wamucommunities.com	wamutvads.org
identityconfidential.com	wamucommunities.net	wamuu.com
identityconfidential.net	wamucommunities.org	wamuuhomeloans.com
identityconfidential.org	wamucommunity.com	wamuvc.com
identitytheftinspect.com	wamu-com-personal-default-asp.com	wamuvc.net
identitytheftinspect.net	wamucorporateprograms.com	wamuvc.org
identitytheftinspect.org	wamucps.net	wamuventures.com
identitytheftmonitor.net	wamucre.com	wamuventures.net
identitytheftmonitor.org	wamucre.net	wamuventures.org
idtheftinspect.com	wamucre.org	wamuvisa.com
idtheftinspect.net	wamucreative.com	wamuvisa.net
idtheftinspect.org	wamucredit.com	wamuvisa.org
idtheftmonitor.com	wamucreditcard.com	wamuway.com
idtheftmonitor.net	wamucreditcard.net	wamuway.net
idtheftmonitor.org	wamucreditcard.org	wamuway.org
invest121.com	wamucreditcards.com	wamuwealthstrategies.com
invest121.net	wamucreditcards.net	wamuwealthstrategies.net
invest121.org	wamucreditcards.org	wamuwealthstrategies.org
invest1to1.biz	wamucrt.com	wamuwelcome.com
invest1to1.com	wamu-csc.com	wamuwelcome.net
invest1to1.info	wamucustomcontrol.com	wamuwelcome.org
invest1to1.net	wamucustomcontrol.net	wamuwholesale.com
invest1to1.org	wamucustomcontrol.org	wamuwinterfest.com
invest1to1.us	wamudasboard.com	wamuxchange.biz
invest1to1-com.us	wamudashbaord.com	wamuxchange.com
lawyersasset.net	wamudashboard.biz	wamuxchange.info
lawyersasset.org	wamudashboard.com	wamuxchange.net
lbfc.com	wamudashboard.info	wamuxchange.org
lbmcstaticpool.com	wamudashboard.net	wamuxchangecompany.com
lbmlos.com	wamudashboard.org	wamuxchangecompany.net
loans-wmfinance.com	wamudashboard.us	wamuxchangecompany.org
longbeachmortgage.com	wamudemo.com	wamuxchangeservices.com
longbeachmortgage.org	wamudemo.net	wamuxchangeservices.net
managingdreams.com	wamudemo.org	wamuxchangeservices.org
managingdreams.net	wamudenverevents.com	wamuyes.com
managingdreams.org	wamudesign.com	wamuyes.net
morehumaninterest.biz	wamudirect.biz	wamuyes.org
morehumaninterest.com	wamu-direct.biz	warnu.com
morehumaninterest.info	wamudirect.com	warnu.net
morehumaninterest.net	wamu-direct.com	warnu.org

morehumaninterest.org	wamudirect.eu	washingonmutual.com
morehumaninterest.us	wamudirect.info	washingtongmutual.com
mortimerfoleyiii.com	wamu-direct.info	washingtonmu.com
myaccountservices.com	wamudirect.net	washingtonmutual.biz
mybhgcard.com	wamu-direct.net	washingtonmutual.com
mybhgcard.net	wamudirect.org	washington-mutual.com
mybhgcard.org	wamu-direct.org	washingtonmutual.eu
mybuysmart.com	wamudirect.us	washingtonmutual.info
mycarddesign.com	wamu-direct.us	washingtonmutual.jobs
mycarddesign.net	wamu-direct-bank.com	washington-mutual.net
mycarddesign.org	wamu-direct-bank.net	washingtonmutual.org
my-credit-profile.com	wamu-direct-bank.org	washingtonmutual.us
mycreditprofileonline.com	wamudirectcd.com	washingtonmutualbank.biz
mycreditsummary.com	wamudirectcds.com	washingtonmutualbank.com
myhealthadvantage.com	wamu-direct-online.com	washington-mutual-bank.com
mypointsrewardsvisa.com	wamu-direct-online.net	washingtonmutualbank.info
mypremiumpoints.com	wamu-direct-online.org	washingtonmutualbank.net
mypremiumpointsplus.com	wamudirectsavings.com	washington-mutual-bank.net
myscoreandmore.com	wamu-direct-secure.com	washingtonmutualbank.org
myscoreplusmore.com	wamu-direct-secure.net	washington-mutual-bank.org
mysmartaccess.com	wamu-direct-secure.org	washingtonmutualbank.us
mysmartservices.com	wamudirectsucks.com	washingtonmutualbankhomeloan.com
mysmartvisa.biz	wamu-directsucks.com	washingtonmutualbizbank.com
mysmartvisa.com	wamudirectsucks.net	washingtonmutualbizbank.net
mytoolkit.biz	wamu-directsucks.net	washingtonmutualbizbank.org
mytoolkithelp.com	wamudirectsucks.org	washingtonmutualbusinessbank.com
mytoolkitmail.com	wamu-directsucks.org	washingtonmutualbusinessbank.net
mywamuhomeequity.com	wamuecards.com	washingtonmutualbusinessbank.org
mywamuhomeequity.net	wamuecards.net	washingtonmutualbusinessbank.us
mywamuhomeequity.org	wamuecards.org	washingtonmutualbusinessbanking.com
mywamuvisa.com	wamuelitegroup.com	washingtonmutualbusinessbanking.net
mywamuvisa.net	wamuenespanol.com	washingtonmutualbusinessbanking.org
mywamuvisa.org	wamuequityplus.net	washingtonmutualbusinessbanking.us
myworldmissionsvisa.com	wamuequityplus.org	washingtonmutual-card.com
myworldmissionsvisa.net	wamuexchange.biz	washingtonmutualcardservices.com
myworldmissionsvisa.org	wamuexchange.com	washingtonmutualcommercial.com
namc.com	wamuexchange.info	washingtonmutualcommercial.net
netaccountaccess.com	wamuexchange.net	washingtonmutualcommercial.org
netaccountservices.com	wamuexchange.org	washingtonmutualcommercialbank.com
northamericanmortgage.com	wamuexchangecompany.com	washingtonmutualcommercialbank.net
occasio.biz	wamuexchangecompany.net	washingtonmutualcommercialbank.org
occasio.us	wamuexchangecompany.org	washingtonmutualcommercialbanking.com
onlineaccountservices.com	wamuexchangeservices.com	washingtonmutualcommercialbanking.net
onlineaccountservicing.com	wamuexchangeservices.net	washingtonmutualcommercialbanking.org
onlinecardservicing.com	wamuexchangeservices.org	washingtonmutualcre.com
optis.us	wamufilm.com	washingtonmutualcre.net
optisvalue.us	wamufilm.net	washingtonmutualcre.org
paypalcreditcard.biz	wamufilm.org	washingtonmutualcredit.com
paysmart.biz	wamufilms.com	washingtonmutualcredit.net
percivalsluxurymonocles.com	wamufilms.net	washingtonmutualcredit.org
percivalsluxurymonocles.net	wamufilms.org	washingtonmutualdirect.biz
percivalsluxurymonocles.org	wamufilms2003.com	washingtonmutualdirect.com
powerofyes.com	wamufilms2003.net	washingtonmutualdirect.info
powerofyes.net	wamufilms2003.org	washingtonmutualdirect.net
powerofyes.org	wamufilms2004.com	washingtonmutualdirect.org
poweryes.org	wamufilms2004.net	washingtonmutualdirect.us
preferredwamuvisa.com	wamufilms2004.org	washingtonmutualfinance.com
preferredwamuvisa.net	wamufinance.biz	washingtonmutualfinance.net
preferredwamuvisa.org	wamufinance.com	washingtonmutualfinance.org
premieremortgagebroker.com	wamufinance.info	washingtonmutualfinance.us
premieremortgagebroker.net	wamufinance.net	washingtonmutualfunds.com
premieremortgagebroker.org	wamufinance.org	washingtonmutualhomeloan.com
premiumpoints.biz	wamufinance.us	washingtonmutualhomeloan.net
premiumpoints.com	wamufinancial.com	washingtonmutualhomeloan.org
premiumpoints.net	wamufinancial.org	washingtonmutualhomeloaninc.com
premiumpoints.org	wamufinancialservices.com	washingtonmutualhomeloanrate.com
premiumpointsplus.biz	wamufinancialservices.net	washingtonmutualhomeloans.com
premiumpointsplus.com	wamufinancialservices.org	washingtonmutualhomeloans.net

premiumpointsplus.net	wamufreechecking.com	washingtonmutualhomeloans.org
premiumpointsplus.org	wamufreechecking.net	washingtonmutualhomemortgageloan.com
premiumpointsplussucks.com	wamufreechecking.org	washington-mutual-inc.com
previdian.com	wamufunds.com	washingtonmutualinsurance.com
principioseguro.com	wamufunds.net	washingtonmutualinsurance.net
principioseguro.net	wamufunds.org	washingtonmutualinsurance.org
principioseguro.org	wamugiftcard.com	washingtonmutualloans.com
prividian.com	wamugiftcards.com	washingtonmutualloans.net
prnint.com	wamugreen.biz	washingtonmutualloans.org
propoints.net	wamu-green.biz	washingtonmutual-wholesale.com
propoints.org	wamugreen.com	webcard.biz
provdian.com	wamu-green.com	webcard.org
provedian.com	wamugreen.info	webcardaccess.com
providain.com	wamu-green.info	webcardnews.com
providian.biz	wamugreen.net	webcardrewards.com
providian.com	wamu-green.net	webcardservices.com
providian.net	wamugreen.org	wellnessvisa.com
providian.org	wamu-green.org	westernbank.com
providian.us	wamuhealth.net	western-bank.net
providianaccess.com	wamuhome.com	western-bank.org
providianacrd.com	wamuhomeequity.com	wholesale-lending.com
providianacrd.com	wamuhomelaons.com	wm-bank.com
providianairpoints.com	wamuhomelending.com	wm-bank.net
providianallpoints.com	wamuhomelending.net	wm-bank.org
providianallpoints.net	wamuhomelending.org	wmbroker.com
providianallpoints.org	wamuhomeloan.com	wmbroker.net
providianapply.com	wamuhomeloan.net	wmbroker.org
providianautoloans.com	wamuhomeloan.org	wmbusiness.com
providianbancorp.com	wamuhomeloans.biz	wmbusiness.net
providianbank.com	wamuhomeloans.com	wmbusiness.org
providian-bank.com	wamuhome-loans.com	wmbusinessbank.com
providianbenefits.com	wamuhomeloans.info	wmbusinessbank.net
providianbenefits.org	wamuhomeloans.net	wmbusinessbank.org
providiancadr.com	wamuhomeloans.org	wmcardservices.com
providiancapital.com	wamuhomeloans.us	wmcardservices.net
providiancard.com	wamuhomeloanssuck.com	wmcardservices.org
providiancares.com	wamuhomeloanssuck.net	wmcommercialrealestate.com
providiancarloans.com	wamuhomeloanssuck.org	wmcommercialrealestate.net
providian-credit.com	wamuhomeloanssucks.com	wmcommercialrealestate.org
providiancreditcard.com	wamuhomeloanssucks.net	wmcre.com
providiandeposits.com	wamuhomeloanssucks.org	wmcre.net
providiandirect.com	wamuhomeofthefree.com	wmcre.org
providian-direct.com	wamuhomequity.com	wmdirect.biz
providianfinance.com	wamuhomesloans.com	wmdirect.net
providianfinance.com	wamuhomloans.com	wmdirect.org
providian-finance.com	wamuhoneloans.com	wmdirect.us
providianfinancial.com	wamuimagelibrary.com	wmfd.net
providian-financial.com	wamuimagelibrary.net	wmfinance.biz
providianfinancial.net	wamuimagelibrary.org	wmfinance.com
providianfinancial.org	wamuinc.net	wmfinance.info
providiangiftcard.com	wamuinfo.com	wmfinance.net
providiangifts.com	wamuins.biz	wmfinance.org
providianjobs.com	wamuins.com	wmfinance.us
providianloan.com	wamuins.info	wmfinanceloans.com
providian-loan.com	wamuins.net	wmfinancial.biz
providianloans.com	wamuins.org	wmfinancial.com
providian-loans.com	wamuins.us	wmfinancial.info
providianmastercard.com	wamuinsurance.com	wmfinancial.net
providianmediacenter.com	wamuinsurance.net	wmfinancial.org
providianmiles.com	wamuinsurance.org	wmfinancial.us
providiannews.com	wamuinsuranceservices.com	wmfinancialservices.biz
providianonline.com	wamuinsuranceservices.net	wmfinancialservices.com
providian-online.com	wamuinsuranceservices.org	wmfinancialservices.info
providianpersonalregistry.com	wamuinvestments.com	wmfinancialservices.net
providianpoints.com	wamuinvestments.net	wmfinancialservices.org
providianpointsplus.com	wamuinvestments.org	wmfinancialservices.us
providianpointsplus.net	wamujdc.com	wmfinancialservicesinc.biz
providianpropoints.com	wamujdc.net	wmfinancialservicesinc.info

providianpropoints.net	wamujdc.org	wmfloans.com
providianpropoints.org	wamujobs.com	wmfsfunds.com
providianrealrewards.com	wamujobs.net	wmfsfunds.net
providianrewards.com	wamujobs.org	wmfsfunds.org
providiansavings.com	wamula.com	wmfsgroup.com
providianschoolrewards.com	wamula.net	wmfsgroup.net
providianservice.com	wamula.org	wmfsgroup.org
providianservices.com	wamulaforschools.com	wmfssurvey.com
providian-services.com	wamulaforschools.net	wmfunds.net
providianservicing.com	wamulaforschools.org	wmfunds.org
providiansmartvisa.biz	wamulaonsservice.biz	wmgf.net
providiansmartvisa.com	wamulending.com	wmgf.org
providiansucks.com	wamulending.net	wmgof.com
providiansucks.org	wamulending.org	wmgof.net
providianvisacard.com	wamulends.com	wmgof.org
providianvisaclassic.com	wamulends.net	wmgroupfunds.com
providianvisagold.com	wamulends.org	wmgroupfunds.net
providianwebcard.com	wamulians.com	wmgroupfunds.org
providingmore.com	wamulive.com	wmgroupoffunds.biz
prvidian.com	wamulive.net	wmgroupoffunds.com
pvn.com	wamulive.org	wmgroupoffunds.info
pvnlnt.com	wamuloan.com	wmgroupoffunds.net
ratefaker.com	wamuloan.net	wmgroupoffunds.org
readersrewards.com	wamuloan.org	wmgroupoffunds.us
replayextremerewards.com	wamuloandocs.com	wmhomeloans.biz
samportfolios.net	wamuloandocs.net	wmhomeloans.com
samportfolios.org	wamuloandocs.org	wmhomeloans.info
saveforamerica.net	wamuloanhomes.com	wmhomeloans.us
schoolsavings.biz	wamuloans.biz	wminsurance.net
schoolsavings.info	wamuloans.com	wminsurance.org
schoolsavings.us	wamu-loans.com	wminsuranceservices.com
sendirect.net	wamuloans.info	wminsuranceservices.net
sivagefinancial.com	wamuloans.net	wminsuranceservices.org
smartchipcreditcard.com	wamu-loans.net	wmirvdev.com
smartchipcreditcard.net	wamuloans.org	wm-irvine.com
smartchipcreditcard.org	wamu-loans.org	wmloans.com
smartvisanow.com	wamuloans.us	wmloans.net
specialtydashboard.com	wamuloanservice.biz	wmloans.org
spotlightonschools.com	wamuloanservice.com	wmmortgage.com
spotlightonschools.net	wamuloanservice.info	wmmortgage.net
spotlightonschools.org	wamuloanservice.net	wmmortgage.org
spotlightonteachers.com	wamuloanservice.org	wmnet.org
spotlightonteachers.net	wamuloanservice.us	wmtrade.com
spotlightonteachers.org	wamuloanservices.com	wmtrade.net
stodgybanker.com	wamuloanservices.net	wmtrade.org
stodgybanker.net	wamuloanshomes.com	wmtrade.us
stodgybanker.org	wamuloantrac.com	wmwealthstrategies.com
stodgybankers.com	wamuloantrac.net	wmwealthstrategies.net
stodgybankers.net	wamuloantrac.org	wmwealthstrategies.org
stodgybankers.org	wamulocalexpert.com	worldgymvisa.com
stogybanker.com	wamulocalexpert.net	worldmissionsvisa.com
stogybanker.net	wamulocalexpert.org	worldmissionsvisa.net
stogybanker.org	wamulocations.com	worldmissionsvisa.org
stogybankers.com	wamulocations.net	wwwamu.com
stogybankers.net	wamulocations.org	wwwamu.net
stogybankers.org	wamumail.biz	wwwamu.org
suwamu.com	wamumail.info	wwwashingtonmutual.com
teacherpalooza.com	wamumall.biz	wwwashingtonmutual.net
teacher-palooza.com	wamumall.com	wwwashingtonmutual.org
teacherpalooza.net	wamu-mall.com	wwwprovidian.com
teacher-palooza.net	wamumall.info	wwwprovidiancards.com
teacherpalooza.org	wamumall.net	wwwprovidiancreditcard.com
teacher-palooza.org	wamu-mall.net	wwwwamu.com
thewamuway.com	wamumall.org	wwwwamu.net
thewamuway.net	wamu-mall.org	wwwwamu.org
thewamuway.org	wamumarketing.com	wwwwamumortgage.com
totalaccessvisa.com	wamumarketing.net	wwwwamumortgage.net
totalaccessvisa.net	wamumarketing.org	wwwwamumortgage.org

totalaccessvisa.org	wamumarketplace.com	wamuloanshomes.net
trappedbanker.com	wamumarketplace.net	wwwwashingtonmutual.com
trappedbanker.net	wamumarketplace.org	wwwwashingtonmutual.net
trappedbanker.org	wamumedia.com	wwwwashingtonmutual.org
trappedbankers.com	wamumorgage.com	wwwwmloans.com
trappedbankers.net	wamumortage.com	wwwwmloans.net
trappedbankers.org	wamumortgage.biz	wwwwmloans.org
update-wamu.com	wamumortgage.com	youraccountservices.com
update-wamu.net	wamumortgage.info	yourcardfast.com
vvamu.com	wamumortgage.net	yourcardfast.net
vvamu.net	wamumortgage.org	yourcardfast.org
vvamu.org	wamumortgage.us	yourcardservices.com
vvvamu.com	wamumortgagelending.com	yourecardfast.com
wahingtonmutualbank.biz	wamumortgagelending.net	yourecardfast.net
walkonhome.com	wamumortgagelending.org	yourecardfast.org
walmu.com	wamumortgageplus.com	yourmarketplaceonline.com
wamini.com	wamumortgageplus.net	yourmarketplaceonline.net
wamini.net	wamumortgageplus.org	yourmarketplaceonline.org
wamini.org	wamumortgages.com	yourwamuexpert.com
wammucard.com	wamumortgages.net	yourwamuexpert.net
wamoo.com	wamumortgages.org	yourwamuexpert.org
wamoo.net	wamumsc.biz
wamoo.org	wamumsc.com
wamoofunds.com	wamumsc.info
wamoola.com	wamumsc.net

Part IV: Copyrighted Material

Type	Title	Copyright Claimant	Creation Date	Publication Date	Reg. No.	Reg. Date
Visual Material	Coinhead	Washington Mutual, Inc.	1998		VAu000548008	2001-10-19
Visual Material	Kids’ 2002 Calendar	Washington Mutual, Inc.	2001	2001-12-17	VA0001279848	2003-10-10
Visual Material	Kids’ 2004 Calendar	Washington Mutual, Inc.	2003	2003-11-07	VA0001267815	2004-06-18
Visual Material	School Savings Kid’s 2002 Calendar	Washington Mutual, Inc.	2001	2001-12-01	VA0001176354	2003-05-01
Visual Material	School Savings Kid’s Calendar 2001	Washington Mutual, Inc.	1998	2000-12-01	VA0001105363	2001-10-19
Visual Material	School Savings, since 1923: Washington Mutual	Washington Mutual, Inc.	1998	2000-12-01	VA0001201669	2003-05-04
Visual Material	School Savings, since 1923: Washington Mutual	Washington Mutual,, Inc.	1998	1998-09-01	VA0001201689	2003-05-04
Visual Material	The Secret of Lonely Island	Washington Mutual, Inc.	2002	2002-12-11	VA0001254977	2003-12-12
Visual Material	Shorty	Washington Mutual, Inc.	1998		VAu000548007	2001-10-19
Text	wamu.com website April 2004	Washington Mutual, Inc.	2004	2004-04-06	TX0006935477	2009-06-10
Text	wamu.com website June 1998	Washington Mutual, Inc.	1998	1998-06-14	TX0006935487	2009-06-01
Text	wamu.com website March 2006	Washington Mutual, Inc.	2006	2006-03-14	TX0005935480	2009-06-10
Text	wamu.com website November 2002	Washington Mutual, Inc.	2002	2002-11-22	TX0006935465	2009-06-10
Text	wamu.com website September 24, 2008	Washington Mutual, Inc.	2008	2008-09-24	TX0006935497	2009-06-01
Text	wamu.com website September 8, 2008	Washington Mutual, Inc.	2008	2008-09-08	TX0006935492	2009-06-01
Visual Material	School Savings Calendar: 2001	Washington Mutual, Inc. (Seattle)	2000	2000-12-01	VA0001206707	2003-05-01

Part V: Internet Protocol Adresses

Internet Protocol Address Blocks
NetRange:   167.145.0.0 - 167.145.255.255
NetRange:   167.88.0.0 - 167.88.255.255
NetRange:   167.160.0.0 - 167.160.255.255

Autonomous System Numbers
AS23436
AS14894

EXHIBIT “X”

WMB INTELLECTUAL PROPERTY

  X

Part I:  Trademarks

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
A GREAT PLACE TO BANK	United States	036	Coast Federal Bank, FSB	74/276,984	5/19/1992
ACCESSABILITY (STYLIZED)	United States	036	The Dime Savings Bank of New York, FSB	76/061,775	6/2/2000
AHMANSON	United States	036	Ahmanson Land Company	76/070,810	6/14/2000
AHMANSON	United States	038	Ahmanson Land Company	76/070,827	6/14/2000
AHMANSON	United States	037	Ahmanson Land Company	76/070,816	6/14/2000
AHMANSON	United States	039	Ahmanson Land Company	76/070,801	6/14/2000
AHMANSON	United States	035 042	Ahmanson Land Company	76/070,821	6/14/2000
AHMANSON	United States	025	Ahmanson Land Company	76/071,055	6/14/2000
AHMANSON	United States	041	Ahmanson Land Company	76/070,802	6/14/2000
AHMANSON	United States	035	Ahmanson Land Company	76/070,800	6/14/2000
AHMANSON	United States	028	Ahmanson Land Company	76/070,850	6/14/2000
AHMANSON	United States	021	Ahmanson Land Company	76/070,851	6/14/2000
AHMANSON LAND COMPANY	United States	037	Ahmanson Land Company	76/070,863	6/14/2000
AHMANSON LAND COMPANY	United States	036	Ahmanson Land Company	76/070,820	6/14/2000
AHMANSON MORTGAGE	Arizona	036	Home Savings of America, F.A.	N/A		66,196	5/1/1986
AHMANSON MORTGAGE	California	036	Home Savings of America, F.A.	N/A		27,719	8/1/1986
AHMANSON MORTGAGE	Colorado	036	Home Savings of America, F.A.	N/A		T30,711	4/28/1986
AHMANSON MORTGAGE	Georgia (State)	036	Home Savings of America, F.A.	N/A		S6,807	5/20/1986
AHMANSON MORTGAGE	North Carolina	036	Home Savings of America, F.A.	N/A		6,481	5/8/1986
AHMANSON MORTGAGE	Oregon	036	Home Savings of America, F.A.	N/A		S20,819	4/23/1986
AHMANSON MORTGAGE	United States	036	Washington Mutual Bank, FA	73/594,508	4/21/1986	1,454,613	8/25/1987
AHMANSON MORTGAGE (Stylized letters)	Washington	036	Home Savings of America, F.A.	N/A		16,439	4/21/1986
AHMANSON MORTGAGE and Design	Colorado	036	Home Savings of America, F.A.	N/A		T30,811	5/16/1986
AHMANSON MORTGAGE and Design	Georgia (State)	036	Home Savings of America, F.A.	N/A		S6,808	5/20/1986
AHMANSON MORTGAGE and Design	Indiana	036	Home Savings of America, F.A.	N/A		50,097,352	4/21/1986
AHMANSON MORTGAGE and Design	Indiana	036	Home Savings of America, F.A.	N/A		50,097,351	4/21/1986
AHMANSON MORTGAGE and Design	Minnesota	036	Home Savings of America, F.A.	N/A		11,119	5/19/1986
AHMANSON MORTGAGE and Design	North Carolina	036	Home Savings of America, F.A.	N/A		6,500	5/19/1986
AHMANSON MORTGAGE and Design	Oregon	036	Home Savings of America, F.A.	N/A		S20,858	5/12/1986

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
AHMANSON MORTGAGE COMPANY	Tennessee	036	Home Savings of America, F.A.	N/A		N/A	5/15/1986
AHMANSON MORTGAGE COMPANY and Design	United States	036	Washington Mutual Bank, FA	73/596,025	4/30/1986	1,422,265	12/23/1986
AHMANSON MORTGAGE COMPANY SAVINGS OF AMERICA & Design	Washington	036	Home Savings of America, F.A.	N/A		16,473	5/2/1986
AHMANSON RANCH	United States	041	Ahmanson Land Company	76/070,809	6/14/2000
AHMANSON RANCH	United States	039	Ahmanson Land Company	76/072,211	6/14/2000
AHMANSON RANCH	United States	038	Ahmanson Land Company	76/070,811	6/14/2000
AHMANSON RANCH	United States	037	Ahmanson Land Company	76/070,861	6/14/2000
AHMANSON RANCH	United States	036	Ahmanson Land Company	76/072,213	6/14/2000
AHMANSON RANCH	United States	028	Ahmanson Land Company	76/070,860	6/14/2000
AHMANSON RANCH	United States	042	Ahmanson Land Company	76/070,841	6/14/2000
AHMANSON RANCH	United States	025	Ahmanson Land Company	76/071,056	6/14/2000
AHMANSON RANCH	United States	021	Ahmanson Land Company	76/070,865	6/14/2000
AHMANSON RANCH	United States	035	Ahmanson Land Company	76/072,212	6/14/2000
ALLPOINTS	United States	035	Providian Financial Corporation	75/773,064	8/11/1999
AMERICA THE BEAUTIFUL AND PROSPEROUS SAVINGS (Chinese Charac	United States	036	Home Savings of America, FSB	74/034,117	3/2/1990	1,634,352	2/5/1991
AMERICAN EQUITY CREDIT LINE	California	036	American Savings & Loan Association	32749	5/19/1988	32749	5/19/1988
AMERICAN MONEY MANAGER ACCOUNT, THE (Stylized)	California	036	American Savings & Loan Association	32561	4/28/1988	32561	4/28/1988
AMERICAN PATRIOTS CLUB, THE	California	036	Washington Mutual Bank, FA	32239	3/4/1988	32239	3/4/1988
AMERICAN PATRIOTS CLUB, THE	United States	036	Washington Mutual Bank, FA	73/705,902	1/15/1988	1,503,266	9/6/1988
AMERICAN SAVINGS BANK	United States	036	American Savings Bank, FA	75/220,739	1/2/1997	2,210,117	12/15/1998
AMERICAN SAVINGS BANK and Design (Eagle/w/triangle)	United States	036	Washington Mutual Bank, FA	74/265,806	4/14/1992	1,755,695	3/2/1993
APPROVALFIRST	United States	036	PNC Mortgage Corp. of America	73/834,265	10/27/1989	1,602,825	6/19/1990
APROBACIONPRIMERO	United States	036	PNC Mortgage Corp. of America	74/636,869	2/15/1995	1,945,853	1/2/1996
ARIA	United States	036	Providian Financial Corporation	78/002,488	4/4/2000
ARIA	United States	036	Washington Mutual Bank	75/655,115	3/5/1999	2,466,302	7/3/2001
ARIA	United States	035 036	Providian Financial Corporation	78/000,352	3/21/2000
ARIA BUYSMART	United States	035 036	Providian Financial Corporation	75/908,593	2/2/2000
ARIA PERSONA	United States	035 036	Providian Financial Corporation	75/727,124	6/11/1999

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
ARIA PERSONAL REGISTRY	United States	035	Providian Financial Corporation	75/908,592	2/2/2000
ARIA PERSONAL SHOPPER	United States	035	Providian Financial Corporation	75/853,371	11/18/1999
ARIA PORTRAIT	United States	035 036	Providian Financial Corporation	75/726,706	6/11/1999
ARIA.COM	United States	036	Providian Financial Corporation	75/905,995	1/28/2000
ASK US BANKING	United States	036	Great Western Financial Corporation	74/643,466	3/8/1995
B/CXPRESS	United States	036	North American Mortgage Company	75/222,278	1/7/1997	2,109,271	10/28/1997
B/CXPRESS (Stylized)	United States	036	North American Mortgage Company	75/222,159	1/7/1997	2,110,857	11/4/1997
BANK BY MOUSE	United States	036	Bank United of Texas FSB	75/074,136	3/16/1996	2,406,520	11/21/2000
BANK TRAY	United States	009	Calnet Business Bank, N.A.	76/520,778	5/30/2003
BANK TRAY	United States	036 038	Calnet Business Bank, N.A.	76/520,779	5/30/2003
BANK@WORK	United States	036	Home Savings of America, FSB	75/292,334	5/15/1997
BANK-BY-PHONE	Oregon	136	Washington Mutual Bank	N/A		S-26032	3/24/1992
BANK-BY-PHONE & Design	Washington	042	Washington Mutual Savings Bank	N/A		19149	8/7/1989
BANK-BY-PHONE (Stylized)	Washington	036	Washington Mutual Savings Bank	N/A		021227	3/23/1992
BBMC MORTGAGE	Hawaii		BancBoston Mortgage Corporation	N/A	1/22/1990	114538	1/22/1990
BENEFICIAL, CONVENIENT, AND CHECKING ACCOUNT (Chinese Chara	United States	036	Home Savings of America, FSB	74/102,326	10/1/1990	1,697,989	6/30/1992
BENEFICIAL, PROFITABLE AND CHECKING ACCOUNT (Chinese Chara	United States	036	Home Savings of America, FSB	74/102,327	10/1/1990	1,691,912	6/9/1992
BESTCHOICE	United States	036	PNC Mortgage Corp. of America	74/115,920	11/16/1990	1,791,854	9/7/1993
BETTER-THAN-CHECKING	Oregon	136	Washington Mutual Savings Bank	N/A		S26112	4/17/1992
BETTER-THAN-CHECKING	Washington	102	Washington Mutual Savings Bank	N/A		10922-R	11/13/1988
BILLSNAP	United States	036	Providian Financial Corporation	78/029,329	10/5/2000
BOWERY AMERICA THE BEAUTIFUL AND PROSPEROUS SAVINGS (Chinese	New York	036	Home Savings of America, F.A.			S12,597	5/15/1991
BROKERS' PREFERRED	United States	036	The Dime Savings Bank of New York, FSB	74/407,323	6/29/1993	1,827,725	3/22/1994
BUMP RATE	California	036	Washington Mutual Bank	48578	9/19/1997	48578	9/19/1997
BUMP RATE	Idaho	036	Washington Mutual Bank	15684	5/5/1997	15684	5/5/1997
BUMP RATE	Montana	036	Washington Mutual Bank	19409	4/24/1997	19409	4/24/1997
BUMP RATE	Oregon	136	Washington Mutual Bank	N/A		S-26052	3/31/1992
BUMP RATE	United States	036	Washington Mutual Bank	74/153,325	4/2/1991	1,698,617	6/30/1992
BUMP RATE	United States	036	Washington Mutual Bank	75/487,786	5/19/1998

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
BUMP RATE	Utah	036	Washington Mutual Bank
BUMP RATE	Washington	036	Washington Mutual Savings Bank			21197	3/13/1997
BUYER'S CHOICE	Idaho	036	Washington Mutual Savings Bank	N/A		13460	12/4/1991
BUYER'S CHOICE	Oregon	036	Washington Mutual Savings Bank	N/A		S-25785	12/9/1991
BUYER'S CHOICE	Washington	036	Washington Mutual Savings Bank	N/A		021027	12/3/1991
CANYON WALK APARTMENTS	Arizona	036	Home Savings of America, F.A.	N/A		80,094	4/20/1988
CASH CARD	Oregon	136	Washington Mutual Savings Bank	N/A	11/29/1993	S-27679	11/29/1993
CASH CARD	Oregon	116	Washington Mutual Savings Bank	N/A	11/29/1993	T-27677	11/29/1993
CASH CARD	Washington	036	Washington Mutual Savings Bank	N/A	11/24/1993	22624	11/24/1993
CASH CARD	Washington	016	Washington Mutual Savings Bank	N/A	11/24/1993	22625	11/24/1993
CASH COMMAND ACCOUNT	United States	036	Coast Federal Savings and Loan Association	73/092,868	7/9/1976	1,099,801	8/15/1978
CASH RESERVE	California	036	Coast Savings Financial	N/A		31,686	1/11/1988
CELEBRATION CD	United States	036	Washington Mutual, a Federal Savings Bank	74/010,372	12/12/1989	1,648,568	6/18/1991
CELERIS	United States	036	Washington Mutual Home Loans, Inc.	76/091,535	7/18/2000
CENTRAL EXPRESS (Stylized)	California	036	Coast Savings & Loan Association	N/A		14,790	9/22/1982
CHECKING TO GO	Oregon	136	Washington Mutual Savings Bank	N/A		S-26930	3/29/1993
CHECKING TO GO	Washington	036	Washington Mutual Savings Bank	N/A		022043	3/29/1993
CHINESE CHARACTERS Design	California	036	Home Savings of America, FSB	N/A		37,058	6/28/1990
CLASSIC CHECKING	Oregon	136	Washington Mutual Savings Bank	N/A		S21630	4/21/1992
CLASSIC CHECKING	Washington	036	Washington Mutual Savings Bank	N/A		21298	4/17/1992
CLUBPERKS	United States	035 036	Washington Mutual Bank	78/496,892	10/8/2004	3,185,535	12/19/2006
COAST FEDERAL BANK	United States	036	Coast Federal Bank, FSB	73/717,395	9/13/1988	1,515,766	12/6/1988
COAST FEDERAL SAVINGS and Design	United States	036	Coast Federal Savings	73/443,146	7/11/1983
COAST LINERS and Design	United States	039	Coast Federal Bank, FSB	74/030,063	2/20/1990	1,683,999	4/21/1992
COAST SAVINGS AND LOAN & Design	United States	036	Coast Federal Savings and Loan Association	73/619,973	9/15/1986
COAST SAVINGS AND LOAN and Design	United States	036	Coast Federal Bank, FSB	73/551,824	8/5/1985	1,387,752	3/25/1986
COASTLINE LOGO	United States	036	Coast Federal Bank, FSB	73/717,440	3/18/1988	1,515,767	12/6/1988
COASTLINERS	United States	039	Coast Federal Bank, FSB	74/030,294	2/20/1990	1,690,534	6/2/1992

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
COMMERCEPLAN	United States	036	Providian Financial Corporation	73/679,264	8/19/1987	1,491,477	6/7/1988
COMMONWEALTH and Design	United States	036	Providian Financial Corporation	74/473,852	12/27/1993	1,894,311	5/16/1995
COMMUNITY PARTNERSHIP ACCOUNT	United States	036	The Dime Savings Bank of New York, FSB	75/196,666	11/11/1996	2,144,260	3/17/1998
CORPORATE PREFERRED	United States	036	The Dime Savings Bank of New York, FSB	74/615,789	12/27/1994	1,952,884	1/30/1996
CORRESPONDENTS' PREFERRED	United States	036	The Dime Savings Bank of New York, FSB	74/465,143	12/3/1993	1,949,751	1/16/1996
COUNTDOWN	United States	036	PNC Mortgage Corp. of America	74/547,175	7/8/1994	1,951,955	1/23/1996
CREDIT FOR THE WAY YOU LIVE	United States	035 036	Providian Financial Corporation	78/275,157	7/16/2003
CREDITMASTER	United States	036	The Dime Savings Bank of New York, FSB	75/193,995	11/6/1996	2,360,993	6/27/2000
CREDITPOINT	United States	036	Washington Mutual Bank, FA	75/817,734	10/7/1999	2,450,655	5/15/2001
CUSTOM OPTION PLUS	United States	036	Washington Mutual, a Federal Savings Bank	74/028,240	2/8/1990
DEPUTY TELLER	California	102	Great Western Bank	8,979	12/3/1979	8,979	12/3/1979
DEPUTY TELLER	United States	036	New American Capital, Inc.	74/010,858	12/14/1989	1,611,539	8/28/1990
DESTINATION UNLIMITED	United States	039	Washington Mutual Bank	75/737,297	6/24/1999	2,448,355	5/1/2001
DIME	New York	102	The Dime Savings Bank of New York, FSB	N/A	10/21/1986	S-9689	10/21/1986
DIME	United States	036	Washington Mutual Bank, FA	75/050,942	1/29/1996	2,030,125	1/14/1997
DIME (STYLIZED)	United States	036	The Dime Savings Bank of New York, FSB	75/293,691	5/19/1997	2,146,471	3/24/1998
DIME (STYLIZED) (COLOR)	United States	036	The Dime Savings Bank of New York, FSB	75/293,690	5/19/1997	2,146,470	3/24/1998
DIME AT WORK	United States	036	The Dime Savings Bank of New York, FSB	74/301,675	8/6/1992	1,779,200	6/29/1993
DIME SECURITIES	United States	036	The Dime Savings Bank of New York, FSB	74/229,615	12/10/1991	1,772,563	5/18/1993
DIME UNITED BANCORP, INC.	United States	036	The Dime Savings Bank of New York, FSB	75/804,210	9/21/1999
DIME.LINK	United States	036	The Dime Savings Bank of New York, FSB	75/559,397	9/24/1998
DIME.QUOTE (Stylized)	United States	036	The Dime Savings Bank of New York, FSB	75/432,905	2/12/1998	2,547,583	3/12/2002
DIMEBANK	United States	016 036	The Dime Savings Bank of New York, FSB	75/804,209	9/21/1999
DIMEDIRECT	United States	036	The Dime Savings Bank of New York, FSB	75/774,980	8/13/1999
DIMELINE	United States	036	The Dime Savings Bank of New York, FSB	73/749,331	8/31/1988	1,536,753	4/25/1989
DIMEVEST	United States	036	The Dime Savings Bank of New York, FSB	73/749,329	8/31/1988	1,536,751	4/25/1989
DIMEXPRESS	United States	036	The Dime Savings Bank of New York, FSB	75/573,472	10/19/1998
DIVERSITY PLUS	United States	036	American Savings Bank, F.A.	74/549,604	7/15/1994
DOUBLE PLAY	United States	036	PNC Mortgage Corp. of America	74/557,036	8/4/1994	1,934,348	11/7/1995
DRAGON Design	United States	036	Anchor Savings Bank FSB	74/092,950	8/31/1990	1,689,641	5/26/1992

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
EAGLE W/TRIANGLE DESIGN	California	036	American Savings Bank, F.A.	36685	5/30/1990	36685	5/30/1990
EAGLE W/TRIANGLE DESIGN	United States	036	Washington Mutual Bank, FA
EASY ACCESS	United States	036	Great Western Financial Corporation	74/012,714	12/19/1989
EASY ACCESS HOME EQUITY MANAGEMENT ACCOUNT	United States	036	New American Capital, Inc.	74/196,067	8/16/1991	1,858,838	10/18/1994
E-DIME	United States	036	The Dime Savings Bank of New York, FSB	75/809,447	9/29/1999
ENTERPRISE BANK	Washington	036	Washington Mutual Bank	24678	12/21/1995	24678	12/21/1995
ENVOY	United States	036	PNC Mortgage Corp. of America	74/646,572	3/14/1995	2,053,307	4/15/1997
EQUITY EDGE	United States	036	North American Mortgage Company	74/726,698	9/8/1995	2,322,018	2/22/2000
EQUITY NOW! & Design	Washington	036	Great Western Savings Bank			17090	3/12/1987
ESSENTIAL CHECKING	Oregon	136	Washington Mutual Savings Bank	N/A		S12631	4/21/1992
ESSENTIAL CHECKING	Washington	036	Washington Mutual Savings Bank	N/A		21297	4/17/1992
EXECUTIVE EXPRESS	United States	036	PNC Mortgage Corp. of America	74/508,605	4/4/1994	1,949,576	1/16/1996
EXPRESS MORTGAGE CENTERS	United States	036	Great Western Financial Corporation	75/096,917	4/30/1996
EXTREMELINE	United States	036	Washington Mutual Home Loans, Inc.	76/084,283	7/6/2000
EYETM	United States	036	Washington Mutual Bank, FA	75/893,232	1/7/2000
FACE WITH EYE DESIGN	United States	035 036	Providian Financial Corporation	78/086,438	10/2/2001
FAXFUND$	United States	036	Home Savings of America, FSB	75/254,737	3/10/1997	2,194,278	10/6/1998
FINANCIAL FRONTIER	United States	036	Great Western Bank	74/561,772	8/16/1994
FINANCIAL MATURITY	United States	036	Bank United Corp.	74/189,579	7/29/1991	1,855,347	9/20/1994
FINANCING USA	United States	036	Long Beach Mortgage Company	75/296,182	5/22/1997
FIRST DEPOSIT	United States	036	Providian Financial Corporation	74/671,354	5/8/1995	2,007,741	10/15/1996
FIRST DOWN	United States	036	PNC Mortgage Corp. of America	74/342,551	12/22/1992	1,843,870	7/5/1994
FIRST SELECT and Design	United States	036	Washington Mutual Bank	78/000,369	3/21/2000	2,670,237	12/31/2002
FIRST SELECT CORPORATION	United States	036	Providian Financial Corporation	75/534,248	8/11/1998
FIRST SELECT FINANCIAL SERVICES	United States	036	Providian Financial Corporation	75/479,346	5/4/1998
FLASHBRIDGE	United States	009	Washington Mutual Home Loans, Inc.	76/121,104	9/1/2000
FLEX CD	Washington	102	Great Northwest Federal Savings	N/A		17525	9/21/1987
FLEXIFUND	United States	036	Washington Mutual Savings Bank	73/312,957	6/3/1981	1,197,390	6/8/1982
FLEXPOWER	United States	036	The Dime Savings Bank of New York, FSB	75/737,831	6/15/1999	2,485,874	9/4/2001
FLEXRATE & Design	California	036	Coast Savings & Loan Association	N/A		27,879	8/21/1986

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
FOR MORTGAGES, THERE'S NO PLACE LIKE THE DIME	United States	036	The Dime Savings Bank of New York, FSB	73/749,330	8/31/1988	1,536,752	4/25/1989
FRIEND OF THE FAMILY	United States	035 036	Washington Mutual Bank	74/530,004	5/26/1994	1,897,717	6/6/1995
FRIEND OF THE FAMILY, THE	United States	024	Washington Mutual Bank	74/665,477	4/25/1995	1,958,093	2/20/1996
FRIEND OF THE FAMILY, THE	United States	025	Washington Mutual Bank	74/665,656	4/25/1995	2,094,041	9/9/1997
FRIEND OF THE FAMILY, THE	United States	028	Washington Mutual Bank	74/665,843	4/25/1996	1,991,003	8/6/1996
FRIEND OF THE FAMILY, THE	United States	018	Washington Mutual Bank	74/665,694	4/25/1995	1,991,001	8/6/1996
FRIEND OF THE FAMILY, THE	United States	036	Washington Mutual Bank	73/595,359	4/25/1986	1,420,431	12/9/1986
FRIEND OF THE FAMILY, THE	United States	021	Washington Mutual Bank	74/669,919	5/4/1995	2,118,699	12/9/1997
FRIEND OF THE FAMILY, THE	United States	016	Washington Mutual Bank	74/665,750	4/25/1995	2,100,662	9/30/1997
FRIEND OF THE FAMILY, THE	Washington	036	Washington Mutual Bank	N/A		9135	4/29/1975
FRONTIER	United States	016	New American Capital, Inc.	75/003,960	10/5/1995
FRONTIER	United States	036	New American Capital, Inc.	75/002,452	10/5/1995
GENUINE INTEREST	California	036	Coast Savings Financial	N/A		27,878	8/21/1986
GIVE A DIME	United States	036	The Dime Savings Bank of New York, FSB	75/031,528	12/12/1995	2,051,620	4/8/1997
GNW FINANCIAL	United States	036	WM, a Federal Savings Bank	74/010,639	12/14/1989	1,712,150	9/1/1992
GREAT NORTHWEST	United States	036	WM, a Federal Savings Bank	72/422,649	4/27/1972	981,404	3/26/1974
GREAT WESTERN	California	036	Great Western Savings & Loan Assoc.	3,765	8/28/1975	3,765	8/28/1975
GREAT WESTERN	United States	036	New American Capital, Inc.	74/450,742	10/21/1993	1,857,914	10/11/1994
GREAT WESTERN	United States	036	New American Capital, Inc.	72/365,710	7/20/1970	957,478	4/17/1973
GREAT WESTERN	United States	036	New American Capital, Inc.	73/068,911	11/13/1975	1,164,038	8/4/1981
GREAT WESTERN (STYLIZED)	Idaho	036	Great Western Savings	N/A		8,380	6/5/1978
GREAT WESTERN (STYLIZED)	Texas	036	Great Western Financial Corporation	38,259	4/6/1981	38,259	4/6/1981
GREAT WESTERN BANK (Tradename)	Arizona	035	Washington Mutual Bank, FA	N/A		79,877	4/8/1998
GREAT WESTERN BANK. HEY IT'S YOUR MONEY.	United States	036	Great Western Financial Corporation	75/282,921	4/28/1997
GREAT WESTERN INSURANCE AGENCY Tradename	Nebraska	036	Great Western Securities Inc.	N/A		6,838,057	8/3/1976
GREAT WESTERN INVESTOR'S CD	United States	036	New American Capital, Inc.	74/444,829	10/7/1993	1,903,795	7/4/1995
GREAT WESTERN LEASING	Nevada	102	Great Western Savings	18806	12/12/1983	18806	12/12/1983
GREAT WESTERN LEASING (STYLIZED)	Nevada	102	Great Western Savings	18844	1/3/1994	18844	1/3/1994
GREAT WESTERN PREFERRED MONEY MARKET ACCOUNT	United States	036	Great Western Bancorporation, Inc.	73/773,420	1/9/1989	1,566,341	11/14/1989

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
GREAT WESTERN SAVINGS (STYLIZED)	Idaho	036	Great Western Savings	N/A		8,379	6/5/1978
GREAT WESTERN'S FAST TRAK	Washington	036	Great Western Savings	N/A		16386	3/25/1986
GRIFFIN FINANCIAL SERVICES	United States	036	Griffin Financial Services	73/634,290	12/8/1986	1,641,511	4/16/1991
GRIFFIN FINANCIAL SERVICES & Design	United States	036	Griffin Financial Services	73/634,291	12/8/1986	1,520,100	1/10/1989
GRIFFIN FINANCIAL SERVICES AN AHMANSON COMPANY	California	036	Griffin Financial Services	N/A		29082	12/12/1986
GRIFFIN FINANCIAL SERVICES AN AHMANSON COMPANY & Design	California	036	Griffin Financial Services	N/A		29,081	12/12/1986
GRIFFIN INCOME BUILDER	United States	036	Griffin Financial Services	75/154,474	8/22/1996	2,106,830	10/21/1997
GRIFFIN INVESTLINE	United States	036	Griffin Financial Services	75/435,984	2/18/1998
GRIFFIN PORTFOLIO BUILDER	United States	036	Griffin Financial Services	74/729,612	9/15/1995	2,175,942	7/28/1998
GW & Design	Colorado	036	Great Western Federal Savings Bank	N/A		T25,497	1/30/1984
GW & Design	Idaho	036	Great Western Savings	N/A		8,354	4/24/1978
GW (STYLIZED)	California	036	Great Western Financial Corporation	557	10/21/1969	557	10/21/1969
GW (STYLIZED)	United States	036	New American Capital, Inc.	72/339,721	10/3/1969	988,109	7/9/1974
GW (STYLIZED)	Washington	036	Great Western Financial Corporation	8,220	2/26/1973	8,220	2/26/1973
GW FINANCIAL SECURITIES CORPORATION	Arizona	036	Great Western Federal Savings Bank	N/A		83,499	10/18/1988
GW GREAT WESTERN	California	036	Great Western Financial Corporation	45,982	5/20/1996	45,982	5/20/1996
GW GREAT WESTERN	California	036	Great Western Savings	N/A		2,775	2/15/1974
GW GREAT WESTERN (Stylized)	United States	036	New American Capital, Inc.	73/013,530	2/15/1974	1,001,645	1/14/1975
GW GREAT WESTERN SAVINGS & DESIGN	Washington	036	Great Western Savings Bank	N/A		9238	9/5/1975
GW GREAT WESTERN SAVINGS BANK & Design	Washington	036	Great Western Savings Bank	N/A		9239	9/5/1975
GW INVESTOR'S CD	United States	036	New American Capital, Inc.	74/450,750	10/21/1993	1,909,453	8/1/1995
GWBANKPHONE	United States	036	New American Capital, Inc.	74/388,345	5/7/1993	1,863,930	11/22/1994
H.O.M.E.	United States	036	Washington Mutual, a Federal Savings Bank	74/027,237	2/8/1990	1,757,181	3/9/1993
H.O.M.E.	Washington	036	Washington Mutual, a Federal Savings Bank	N/A		021520	7/10/1992
HIGH SIERRA CHECKING	United States	036	Great Western	74/064,339	5/31/1990
HIGH SIERRA INVESTMENT CHECKING	United States	036	Great Western	74/098,245	9/18/1990
HIGH-POWERED CARD, THE	United States	036	Great Western Bank	74/071,340	6/21/1990	1,768,857	5/4/1993
HOME & Design	California	036	Home Savings of America, FSB	N/A		45,101	9/15/1995

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
HOME (Stylized Letters)	California	036	Home Savings of America, F.A.	N/A		19,489	4/18/1984
HOME AMERICA BANK	United States	036	Home Savings of America, FSB	75/305,468	6/9/1997
HOME CONSUMER FINANCE OF AMERICA & Design	United States	036	Home Savings of America, FSB	75/048,816	1/26/1996	2,090,585	8/26/1997
HOME OF AMERICA	United States	036	Washington Mutual Bank, FA	75/305,858	6/9/1997
HOME OF NEW IDEAS IN LENDING	United States	036	Washington Mutual Bank, FA	75/110,157	5/28/1996	2,120,524	12/9/1997
HOME OWNER'S MORTGAGE EXTRA	Washington	036	Washington Mutual, a Federal Savings Bank	N/A		20998	11/18/1991
HOME PROTECTION	United States	036	Providian Financial Corporation	74/309,885	9/1/1992	1,808,669	11/30/1993
HOME SAVINGS (Block Letters)	California	036	Home Savings of America, F.A.	N/A		19,159	3/20/1984
HOME SAVINGS (STYLIZED)	California	001	Home Savings of America, F.A.	N/A		44418	2/23/1995
HOME SAVINGS and Design	United States	036	Home Savings of America, F.A.	73/317,435	7/2/1981
HOME SAVINGS AND LOAN ASSOCIATION & SHIELD DESIGN (Color)	United States	036	Home Savings of America, F.A.	73/284,639	11/5/1980
HOME SAVINGS AND LOAN ASSOCIATION and Design	United States	036	Home Savings of America, F.A.	73/284,636	11/5/1980
HOME SAVINGS AND LOAN ASSOCIATION and Design	United States	036	Home Savings of America, F.A.	73/315,882	6/22/1981
HOME SAVINGS AND LOAN ASSOCIATION and Design	United States	036	Home Savings of America, F.A.	73/284,640	11/5/1980
HOME SAVINGS AND LOAN ASSOCIATION and Design	United States	036	Home Savings of America, F.A.	73/284,637	11/5/1980
HOME SAVINGS OF AMERICA	Florida	036	Home Savings of America, F.A.	N/A		927,712	9/13/1982
HOME SAVINGS OF AMERICA	Illinois	036	Home Savings of America, Federal Savings Bank	N/A		51050	3/10/1982
HOME SAVINGS OF AMERICA	Illinois	036	Home Savings of America, Federal Savings Bank	N/A		51052	3/10/1982
HOME SAVINGS OF AMERICA	Illinois	036	Home Savings of America, Federal Savings Bank	N/A		51845	8/24/1982
HOME SAVINGS OF AMERICA	Illinois	036	Home Savings of America, Federal Savings Bank	N/A		51051	3/10/1982
HOME SAVINGS OF AMERICA	Missouri	036	Home Savings of America, FSB	N/A		7265	4/7/1982
HOME SAVINGS OF AMERICA	Texas	036	Home Savings of America, FSB	40008	4/9/1982	40008	4/9/1982
HOME SAVINGS OF AMERICA	Texas	036	Home Savings of America, FSB	40007	4/9/1982	40007	4/9/1982
HOME SAVINGS OF AMERICA	United States	036	Home Savings of America, FSB	73/367,938	6/4/1982	1,629,417	12/25/1990
HOME SAVINGS OF AMERICA	Washington	036	Home Savings of America, Federal Savings Bank	N/A		22080	3/25/1993
HOME SAVINGS OF AMERICA - $18 BILLION STRONG & Design	California	036	Home Savings of America, F.A.	N/A		18291	12/12/1983

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
HOME SAVINGS OF AMERICA & Design	California	036	Home Savings of America, FSB	N/A		13050	12/29/1981
HOME SAVINGS OF AMERICA & Design	California	036	Home Savings of America, FSB	N/A		13049	12/29/1981
HOME SAVINGS OF AMERICA & Design	Florida	036	Home Savings of America	N/A		926,388	4/20/1982
HOME SAVINGS OF AMERICA & Design	Florida	036	Home Savings of America	N/A		926,389	4/20/1982
HOME SAVINGS OF AMERICA & Design	Florida	036	Home Savings of America	N/A		926,390	4/20/1982
HOME SAVINGS OF AMERICA & Design	Missouri	036	Home Savings of America, FSB	N/A		S7219	3/10/1982
HOME SAVINGS OF AMERICA & Design	Missouri	036	Home Savings of America, FSB	N/A		S7264	4/5/1982
HOME SAVINGS OF AMERICA & Design	Missouri	036	Home Savings of America, FSB	N/A		S7218	3/10/1982
HOME SAVINGS OF AMERICA & Design	United States	036	Home Savings of America, FSB	73/343,046	12/23/1981	1,640,754	4/9/1991
HOME SAVINGS OF AMERICA & Design	United States	036	Home Savings of America, FSB	73/343,045	12/23/1981	1,623,998	11/20/1990
HOME SAVINGS OF AMERICA & Design	Washington	036	Home Savings of America, Federal Chartered Savings and Loan	N/A		22,212	5/21/1993
HOME SAVINGS OF AMERICA & Design	Washington	036	Home Savings of America, F.A.	N/A		22,211	5/21/1993
HOME SAVINGS OF AMERICA (Block Letters)	United States	036	Home Savings of America, FSB	73/343,044	12/23/1981	1,623,997	11/20/1990
HOME SAVINGS OF AMERICA (Slanted Design)	United States	036	Home Savings of America, FSB	73/453,516	11/18/1983	1,313,849	1/8/1985
HOME SAVINGS OF AMERICA (Stylized Letters)	California	036	Home Savings of America, FSB	N/A		13048	12/29/1981
HOME SAVINGS OF AMERICA DESIGN (Color)	United States	036	Home Savings of America, FSB	73/453,517	11/18/1983	1,323,660	3/5/1985
HOME SERVICING OF AMERICA	United States	036	Home Savings of America, FSB	74/611,036	12/15/1994	2,037,968	2/11/1997
HOMEPLUS	United States	035 036	Washington Mutual Bank	78/603,427	4/6/2005	3,345,249	11/27/2007
HOMESIDE	United States	036	Washington Mutual Bank, FA	75/072,177	3/13/1996	2,129,406	1/13/1998
HOMESIDE LENDING	United States	036	Washington Mutual Bank, FA	75/072,179	3/13/1996	2,126,157	12/30/1997
HOMESIDE LENDING, INC.	United States	036	Washington Mutual Bank, FA	75/072,178	3/13/1996	2,160,826	5/26/1998
HOMESIDE LENDING, INC. AND LOGO (solid forms)	United States	036	Washington Mutual Bank, FA	75/089,664	4/17/1996	2,122,295	12/16/1997
HOMESIDE LENDING, INC. AND LOGO (striped forms)	United States	036	Washington Mutual Bank, FA	75/089,667	4/17/1996	2,120,460	12/9/1997
HOMESIDE SOLUTIONS	United States	035	Washington Mutual Bank, FA	75/780,667	8/18/1999	2,468,391	7/10/2001

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
HOUSE & DOLLAR SIGN Design	United States	036	North American Mortgage Company	74/535,548	6/9/1994	1,918,323	9/12/1995
HOUSE (Design Only)	United States	036	PNC Mortgage Corp. of America	75/050,243	1/30/1996	2,017,976	11/19/1996
HOUSE WITH ARMS AND LEGS Design	United States	036	Home Savings of America, FSB	74/699,935	7/11/1995
HOUSEMILES	United States	035	North American Mortgage Company	75/149,905	8/14/1996	2,111,428	11/4/1997
HOW TO PREPARE YOUR AHMANSON MORTGAGE RESIDENTALLOAN APPLICA	Tennessee	036	Home Savings of America, F.A.	N/A		N/A	5/15/1986
INDIAN RIDGE APARTMENTS Tradename	Arizona	035	Great Western Bank	N/A		79,350	3/15/1988
INDIVIDUALS MATTER	United States	035 036	Providian Financial Corporation	78/086,437	10/2/2001
INSIDE CREDIT	United States	016	Providian Financial Corporation	75/038,945	12/15/1995	2,013,902	11/5/1996
INVESTMENT CHECKING	California	036	Coast Savings & Loan Association	N/A		14,487	8/11/1982
INVESTOR'S CHOICE	United States	036	Washington Mutual Bank	73/454,998	12/1/1983	1,627,550	12/11/1990
INVESTOR'S GUARANTEE	United States	036	Washington Mutual Bank	73/560,749	9/30/1985	1,428,707	2/10/1987
ITM	United States	036	Washington Mutual Bank, FA	75/893,233	1/7/2000
IT'S ALL ABOUT THE MONEY.	United States	036	Washington Mutual Bank	78/289,273	8/19/2003	3,137,815	9/5/2006
LA MIRADA APARTMENTS	Arizona	035	Great Western Bank	N/A		79,765	4/1/1988
LENDEVER HOME LOANS	United States	036	North American Mortgage Company	75/774,674	8/13/1999	2,507,782	11/13/2001
LIFELINE	United States	036	Washington Mutual Savings Bank	73/382,194	8/27/1982	1,278,288	5/15/1984
LINKS	United States	036	PNC Mortgage Corp. of America	74/529,357	5/25/1994	2,242,906	5/4/1999
LOAN-BY-PHONE	Washington	035 038 042	Washington Mutual Bank	N/A		11548-R	8/7/1989
LOANING ZONE	California	036	Coast Savings & Loan Association	N/A		30631	10/23/1987
LOANMAKER & Design	Oregon	036	Washington Mutual, a Federal Savings Bank	N/A		S-21519	4/6/1982
LOGO - STRIPED/HORIZONTAL	United States	036	Washington Mutual Bank, FA	75/089,665	4/17/1996	2,124,304	12/23/1997
MAKING EVERY MINUTE COUNT	United States	036	PNC Mortgage Corp. of America	75/419,412	1/15/1998	2,293,487	11/16/1999
MARKET MASTER	United States	036	Washington Mutual Bank	73/789,188	3/27/1989	1,602,774	6/19/1990
MARKET PLUS CERTIFICATE & Design	Oregon	036	Washington Mutual, a Federal Savings Bank	N/A		S-22281	3/18/1983
MARKET PLUS CERTIFICATE & Design	Washington	102	Washington Mutual, a Federal Savings Bank	N/A		17661	11/23/1987
MARKET RATE INTEREST ACCOUNT	Oregon	136	Washington Mutual	N/A		S21632	4/21/1992
MARKET RATE INTEREST ACCOUNT	Washington	036	Washington Mutual Savings Bank	N/A		020596	6/3/1991

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
MATRIMONEY	United States	036	PNC Mortgage Corp. of America	75/281,309	4/24/1997	2,200,559	10/27/1998
MEMBERS' PREFERRED	United States	036	The Dime Savings Bank of New York, FSB	74/615,788	12/27/1994	1,946,712	1/9/1996
MEMBERS' PREFERRED FOR PROFESSIONALS	United States	036	The Dime Savings Bank of New York, FSB	74/615,790	12/27/1994	1,946,713	1/9/1996
MILEAGE BANKING	United States	036	Washington Mutual Bank, FA	75/073,150	3/15/1996	2,087,153	8/1/1997
MILEAGE CHECKING	United States	036	Washington Mutual Bank, FA	74/614,852	12/23/1994	1,986,321	7/9/1996
MONEY MARKET SAVINGS	California	036	American Savings Bank, F.A.	15715	2/1/1983	15715	2/1/1983
MONEY MATRIX	California	036	American Savings & Loan Association	32968	6/21/1988	32968	6/21/1988
MONEY MATTERS	Oregon	136	Washington Mutual Savings Bank	N/A		S-27971	3/16/1994
MONEY MATTERS	Washington	036	Washington Mutual Savings Bank	N/A		22897	3/11/1994
MONEYMAX	United States	036	Long Beach Mortgage Company	75/448,022	3/11/1998
MORTGAGE MANAGER	United States	036	Home Savings of America, FSB	75/261,387	3/21/1997	2,185,525	9/1/1998
MY DIME	United States	036	Washington Mutual Bank, FA	78/067,154	6/4/2001
MY SCORE & MORE	United States	036	Washington Mutual Bank	78/585,048	3/10/2005
MY SCORE & MORE and Design	United States	036	Washington Mutual Bank	78/585,050	3/10/2005
MYCREDITPROFILE	United States	036	Washington Mutual Bank	75/900,640	1/21/2000	2,661,195	12/17/2002
MYCREDITPROFILE and Design	United States	036	Washington Mutual Bank	75/900,810	1/21/2000	2,661,196	12/17/2002
MYTOOLKIT	United States	035	Providian Financial Corporation	75/955,268	3/7/2000
NA (AND DESIGN)	Virginia	036	North American Mortgage Company	N/A	8/21/1992	3534	8/25/1992
NAMC	United States	042	Washington Mutual Bank, FA	75/064,617	2/28/1996	2,191,202	9/22/1998
NEIGHBORHOOD PARTNERSHIP PROGRAM, THE	California	036	American Savings Bank, F.A.	38175	3/5/1991	38175	3/5/1991
NEIGHBORHOODNOW	United States	036	PNC Mortgage Corp. of America	74/411,568	7/9/1993	1,886,713	3/28/1995
NETGUARD	United States	036	Providian National Bank	75/085,908	4/9/1996	2,279,636	9/21/1999
NO RED TAPE	United States	036	Coast Federal Bank, Federal Savings Bank	74/488,595	2/10/1994
NORTH AMERICAN MORTGAGE COMPANY	United States	036	Washington Mutual Bank, FA	73/291,592	1/2/1981	1,241,419	6/7/1983
NORTH AMERICAN MORTGAGE COMPANY (AND DESIGN)	California	036	North American Mortgage Company	N/A		41062	10/26/1992
NORTH AMERICAN MORTGAGE COMPANY (AND DESIGN)	Colorado	036	Washington Mutual Bank, FA	1077445	8/6/1992	1077445	8/6/1992
NORTH AMERICAN MORTGAGE COMPANY (AND DESIGN)	Connecticut	036	Washington Mutual Bank, FA	N/A	10/8/1992	8713	10/8/1992
NORTH AMERICAN MORTGAGE COMPANY (AND DESIGN)	Florida	036	North American Mortgage Company	N/A	1/14/1992	13724	10/14/1992

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
NORTH AMERICAN MORTGAGE COMPANY NA (AND DESIGN)	Arizona	016	North American Mortgage Company	31,051	8/14/1992	31051	8/14/1992
NORTH AMERICAN MORTGAGE COMPANY NA (AND DESIGN)	Delaware	036	Washington Mutual Bank, FA	N/A	8/17/1992	199267600	8/17/1992
NORTH AMERICAN MORTGAGE COMPANY NA (AND DESIGN)	Georgia (State)	036	Washington Mutual Bank, FA	N/A	8/19/1992	11981	8/19/1992
NORTH AMERICAN MORTGAGE COMPANY NA (AND DESIGN)	Idaho	036	North American Mortgage Company	N/A		13724	8/6/1992
NORTH AMERICAN MORTGAGE COMPANY NA (AND DESIGN)	Illinois	036	Washington Mutual Bank, FA	70954	8/11/1992	70954	8/11/1992
NORTH AMERICAN MORTGAGE COMPANY NA (AND DESIGN)	Indiana	036	Washington Mutual Bank, FA	N/A	9/2/1992	5010-1521	9/2/1992
NORTH AMERICAN MORTGAGE COMPANY NA (AND DESIGN)	Iowa	036	North American Mortgage Company	N/A	8/18/1992	C205566	8/18/1992
NORTH AMERICAN MORTGAGE COMPANY NA (AND DESIGN)	Louisiana	036	North American Mortgage Company	N/A	8/17/1992	501615	8/17/1992
NORTH AMERICAN MORTGAGE COMPANY NA (AND DESIGN)	Maine	036	Washington Mutual Bank, FA	N/A	8/17/1992	19930039M	8/17/1992
NORTH AMERICAN MORTGAGE COMPANY NA (AND DESIGN)	Maryland	036	Washington Mutual Bank, FA	N/A	8/24/1992	1992S2990	8/24/1992
NORTH AMERICAN MORTGAGE COMPANY NA (AND DESIGN)	Minnesota	036	Washington Mutual Bank, FA	N/A	8/24/1992	19681	8/24/1992
NORTH AMERICAN MORTGAGE COMPANY NA (AND DESIGN)	Missouri	036	North American Mortgage Company	12048	8/14/1992	12048	8/14/1992
NORTH AMERICAN MORTGAGE COMPANY NA (AND DESIGN)	Montana	036	North American Mortgage Company	T17076	8/14/1992	T017076	8/14/1992
NORTH AMERICAN MORTGAGE COMPANY NA (AND DESIGN)	Nevada	036	North American Mortgage Company	N/A	8/17/1992	25-491	8/17/1992
NORTH AMERICAN MORTGAGE COMPANY NA (AND DESIGN)	New Hampshire	036	Washington Mutual Bank, FA	86-45	8/17/1992	86-45	8/17/1992
NORTH AMERICAN MORTGAGE COMPANY NA (AND DESIGN)	New Jersey	036	Washington Mutual Bank, FA	N/A	8/26/1992	10613	8/26/1992
NORTH AMERICAN MORTGAGE COMPANY NA (AND DESIGN)	New York	036	Washington Mutual Bank, FA	N/A	9/9/1992	S-18117	9/9/1992
NORTH AMERICAN MORTGAGE COMPANY NA (AND DESIGN)	Oklahoma	036	Washington Mutual Bank, FA	25143	8/17/1992	25143	8/17/1992
NORTH AMERICAN MORTGAGE COMPANY NA (AND DESIGN)	Pennsylvania	036	Washington Mutual Bank, FA	N/A	8/24/1992	N/A	8/24/1992
NORTH AMERICAN MORTGAGE COMPANY NA (AND DESIGN)	Rhode Island	036	Washington Mutual Bank, FA	920808	8/16/1992	19920808	8/16/1992
NORTH AMERICAN MORTGAGE COMPANY NA (AND DESIGN)	South Dakota	036	Washington Mutual Bank, FA	N/A	8/17/1992	920,817	8/17/1992
NORTH AMERICAN MORTGAGE COMPANY NA (AND DESIGN)	Tennessee	036	Washington Mutual Bank, FA	N/A	8/18/1992	N/A	8/18/1992
NORTH AMERICAN MORTGAGE COMPANY NA (AND DESIGN)	Texas	036	Washington Mutual Bank, FA	N/A	8/17/1992	52117	9/28/1992

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
NORTH AMERICAN MORTGAGE COMPANY NA (AND DESIGN)	Utah	036	North American Mortgage Company	N/A	8/20/1992	2519311	8/20/1992
NORTH AMERICAN MORTGAGE COMPANY NA (STYLIZED)	Ohio	036	North American Mortgage Company	N/A	9/30/1992	SM67830	9/30/1992
NORTH AMERICAN MORTGAGE INSURANCE SERVICES	United States	036	Washington Mutual Bank, FA	75/079,408	3/27/1996	2,183,262	8/25/1998
NORTHERN DISCLOSURES	United States	016	North American Mortgage Company	75/537,943	8/17/1998	2,270,801	8/17/1999
ONE OF THE BIGGEST. MAYBE THE BEST.	United States	036	Washington Mutual Bank, FA	74/101,652	8/27/1990	1,675,315	2/11/1992
ONE-TO-ONE EDUCATION PROGRAM	Oregon	136	Washington Mutual Bank	N/A		S26231	5/27/1992
ONE-TO-ONE EDUCATION PROGRAM	United States	035 036	Washington Mutual Bank	74/274,465	5/11/1992	1,791,826	9/7/1993
ONE-TO-ONE EDUCATION PROGRAM	Washington	036	Washington Mutual Savings Bank	N/A		021347	5/12/1992
ONE-TO-ONE TUTORING PROGRAM	Oregon	136	Washington Mutual	N/A		S26232	5/27/1992
ONE-TO-ONE TUTORING PROGRAM	United States	035 036	Washington Mutual Bank	74/274,462	5/11/1992	1,790,624	8/31/1993
ONE-TO-ONE TUTORING PROGRAM	Washington	036	Washington Mutual Savings Bank	N/A		21348	5/12/1992
OPENING DOORS FOR AMERICA	United States	036	North American Mortgage Company	74/472,774	12/20/1993	1,918,313	9/12/1995
OPENLINE YOUR HOME EQUITY LINE OF CREDIT & Design	Oregon	036	Washington Mutual, a Federal Savings Bank	N/A		S21223	11/20/1981
OPENLINE YOUR HOME EQUITY LINE OF CREDIT & Design	Washington	102	Washington Mutual, a Federal Savings Bank	N/A		16831	11/7/1986
OWNER'S CHOICE	Oregon	136	Washington Mutual Savings Bank	N/A		S26477	9/15/1992
OWNER'S CHOICE	United States	036	Washington Mutual Savings Bank	74/174,904	6/7/1991
OWNER'S CHOICE	Washington	036	Washington Mutual Savings Bank	N/A		21579	8/13/1992
P & Design	United States	036	Washington Mutual Bank	73/134,771	7/21/1977	1,093,986	6/20/1978
PACIFIC FIRST	California	102	Washington Mutual, a Federal Savings Bank	N/A		036506	4/2/1990
PACIFIC FIRST	United States	036	Washington Mutual Bank	73/548,775	7/18/1985	1,452,455	8/11/1987
PAY-BY-PHONE	California	036	Washington Mutual Bank
PAY-BY-PHONE	Idaho		Washington Mutual Bank
PAY-BY-PHONE	Montana	036	Washington Mutual Bank	N/A	4/24/1997	19408	4/24/1997
PAY-BY-PHONE	Oregon	136	Washington Mutual Savings Bank	N/A		S26111	4/17/1992
PAY-BY-PHONE	United States	036	Washington Mutual Bank	75/487,781	5/19/1998
PAY-BY-PHONE	Utah	036	Washington Mutual Bank	N/A	5/5/1997	37133	5/5/1997

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
PAY-BY-PHONE SERVICE	Washington	036	Washington Mutual Savings Bank	020804	8/15/1991	020804	8/15/1991
PAYSMART	United States	036	Washington Mutual Bank	75/898,053	1/19/2000	2,619,432	9/17/2002
PAYSMART and Design	United States	036	Washington Mutual Bank	75/902,794	1/25/2000	3,014,313	11/15/2005
PEAK ACCOUNT (Stylized)	California	036	Coast Savings & Loan Association	N/A		14782	9/22/1982
PERFORMANCE CHECKING	United States	036	Washington Mutual, a Federal Savings Bank	74/010,859	12/14/1989	1,631,862	1/15/1991
PERSONAL LINE PLUS	United States	036	Washington Mutual Bank, FA	75/151,007	8/15/1996
PIONEER BANK and Design	Washington	102	Washington Mutual Savings Bank	N/A		18089	5/12/1988
PIONEER MORTGAGE & Design	Washington	102	Washington Mutual Savings Bank	N/A		18088	5/12/1988
PIONEER PROPERTIES and Design	Washington	102	Washington Mutual Savings Bank	N/A		18087	5/12/1988
PLATINUM CHOICE	United States	036	Providian Financial Corporation	75/545,704	9/1/1998
PREFERRED PARTNERS	United States	036	Washington Mutual Bank, FA	74/602,215	11/22/1994	1,937,111	11/21/1995
PREMIER PARTNERS	United States	036	FleetBoston Financial Corporation	75/141,846	7/29/1996	2,069,887	6/10/1997
PROFOLIO STYLIZED	United States	036	Great Western Financial Advisors Corporation	74/074,385	6/29/1990
PROMINENCE	United States	009 036	Washington Mutual Finance Corp.	75/637,977	2/5/1999
PRONTO of America	United States	036	PNC Mortgage Corp. of America	75/395,400	11/24/1997
PROPOINTS	United States	042	Providian Financial Corporation	75/773,053	8/11/1999
PROSPEROUS SAVINGS (Chinese Characters)	United States	036	Home Savings of America, FSB	74/098,182	9/18/1990	1,728,080	10/27/1992
PROVIDIAN	United States	036	Washington Mutual Bank	74/455,396	11/8/1993	1,947,298	1/9/1996
PROVIDIAN (Stylized)	United States	035 036	Providian Financial Corporation	78/086,434	10/2/2001
PROVIDIAN AIRPOINTS	United States	035 036	New American Capital, Inc.	78/275,158	7/16/2003
PROVIDIAN and Design	United States	035 036	Providian Financial Corporation	78/086,436	10/2/2001
PROVIDIAN BUILDING BLOCKS and Design	United States	035	New American Capital, Inc.	78/518,825	11/17/2004
PROVIDIAN BUYSMART	United States	035 036	Providian Financial Corporation	75/853,310	11/18/1999
PROVIDIAN HEALTH ADVANTAGE	United States	035	Providian Financial Corporation	75/224,917	1/8/1997	2,173,880	7/14/1998
PROVIDIAN INDIVIDUALS MATTER (Face with Eye Design)	United States	035 036	Providian Financial Corporation	78/086,435	10/2/2001
PROVIDIAN on blue/gray credit card	United States	036	Washington Mutual Bank	78/025,771	9/13/2000	2,921,380	1/25/2005
PROVIDIAN on green/gray credit card	United States	036	Washington Mutual Bank	78/025,768	9/13/2000	2,921,379	1/25/2005
PROVIDIAN on orange/gray credit card	United States	009 036 039	Providian Financial Corporation	78/025,782	9/13/2000

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
PROVIDIAN on red/gray credit card	United States	036	Washington Mutual Bank	78/025,777	9/13/2000	2,921,381	1/25/2005
PROVIDIAN on yellow/gray credit card	United States	036	Washington Mutual Bank	78/025,779	9/13/2000	2,921,382	1/25/2005
PROVIDIAN PERSONAL REGISTRY	United States	035	Mercer Acquisition LLC	75/623,644	1/19/1999	2,443,755	4/17/2001
PROVIDIAN POINTS	United States	035	Providian Financial Corporation	78/019,622	8/3/2000
PROVIDIAN POINTS (Stylized)	United States	035	Providian Financial Corporation	78/027,225	9/22/2000
PROVIDIAN PROVIDING MORE	United States	036	Washington Mutual Bank	78/356,246	1/23/2004
PROVIDIAN PROVIDING MORE and Design	United States	036	New American Capital, Inc.	78/356,667	1/23/2004
PROVIDIAN RAPIDAPP	United States	036	New American Capital, Inc.	78/033,624	11/2/2000
PROVIDIAN REAL REWARDS	United States	035 036	Washington Mutual Bank	78/275,156	7/16/2003	3,283,455	8/21/2007
PROVIDIANCLEAR	United States	036	Providian Financial Corporation	78/017,728	7/20/2000
PROVIDIANPOINTS.COM	United States	035	Providian Financial Corporation	78/019,620	8/3/2000
PROVIDING MORE	United States	036	Washington Mutual Bank	78/356,268	1/23/2004
PURCHASE EXPRESS	United States	036	North American Mortgage Company	74/532,962	6/3/1994	1,925,842	10/10/1995
PURCHASEEXPRESS	United States	036	Washington Mutual Bank, FA	74/532,780	6/3/1994	2,000,262	9/10/1996
PUTT FOR EDUCATION	Oregon	136	Washington Mutual Bank	S-28012		S-28012	3/29/1994
QUICKCLOSE	Florida	036	Homeside Lending, Inc.	N/A	5/26/1989	T11,075	5/26/1989
QUICKCLOSE	United States	036	Washington Mutual Bank, FA	75/394,236	11/21/1997	2,342,176	4/18/2000
RABBIT DESIGN	United States	036	Coast Federal Savings and Loan Association of Los Angeles	72/192,570	5/4/1964	801,514	1/4/1966
RABBIT DESIGN	United States	036	Coast Federal Savings and Loan Association	73/098,189	8/30/1976	1,078,067	11/22/1977
READY!SET!CLOSE! (Stylized)	United States	036	FleetBoston Financial Corporation	75/541,611	8/21/1998	2,334,717	3/28/2000
READYREFI	United States	036	PNC Mortgage Corp. of America	75/341,351	8/13/1997	2,245,098	5/11/1999
REAL ESTATE USA & DESIGN	United States	016	New American Capital, Inc.	74/010,631	12/14/1989	1,690,104	6/2/1992
RIGHT AT HOME	United States	036	Providian Financial Corporation	75/762,882	7/29/1999
RIGHT AT HOME and Design	United States	036	Providian Financial Corporation	75/762,880	7/29/1999
RODEO GRANDMAS	United States	036	Washington Mutual Bank	75/162,128	9/6/1996	2,105,127	10/14/1997
SAFE AT HOME	United States	036	PNC Mortgage Corp. of America	74/520,722	4/29/1994	1,956,843	2/13/1996
SAVINGS OF AMERICA & Design	Alabama	036	Home Savings of America, F.A.	N/A		102,787	1/9/1986
SAVINGS OF AMERICA & Design	Alabama	036	Home Savings of America, F.A.	N/A		102,810	2/12/1986
SAVINGS OF AMERICA & Design	Arkansas	036	Home Savings of America, F.A.	N/A		2,286	2/12/1986

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
SAVINGS OF AMERICA & Design	Arkansas	036	Home Savings of America, F.A.	N/A		35,486	1/2/1986
SAVINGS OF AMERICA & Design	California	036	Home Savings of America, F.A.	N/A		25,908	2/21/1986
SAVINGS OF AMERICA & Design	Colorado	036	Home Savings of America, F.A.	N/A		T30,063	1/2/1986
SAVINGS OF AMERICA & Design	Colorado	036	Home Savings of America, F.A.	N/A		T30,284	2/11/1986
SAVINGS OF AMERICA & Design	Delaware	036	Home Savings of America, F.A.	N/A		10,621	6/5/1986
SAVINGS OF AMERICA & Design	Florida	036	Home Savings of America, FSB	N/A		T04651	2/14/1986
SAVINGS OF AMERICA & Design	Florida	036	Home Savings of America, FSB	N/A		T04712	2/21/1986
SAVINGS OF AMERICA & Design	Georgia (State)	036	Home Savings of America, F.A.	N/A		S6,565	2/18/1986
SAVINGS OF AMERICA & Design	Idaho	036	Home Savings of America, F.A.	N/A		10,621	2/7/1986
SAVINGS OF AMERICA & Design	Illinois	036	Home Savings of America, FSB	N/A		57,848	2/10/1986
SAVINGS OF AMERICA & Design	Illinois	036	Home Savings of America, F.A.	N/A		54,487	3/6/1984
SAVINGS OF AMERICA & Design	Indiana	036	Home Savings of America, FSB	N/A		50097163	2/10/1986
SAVINGS OF AMERICA & Design	Iowa	036	Home Savings of America, FSB	N/A		6870	2/10/1986
SAVINGS OF AMERICA & Design	Kansas	036	Home Savings of America, FSB	N/A		N/A	1/28/1986
SAVINGS OF AMERICA & Design	Kansas	036	Home Savings of America, FSB	N/A		N/A	2/11/1986
SAVINGS OF AMERICA & Design	Kentucky	036	Home Savings of America, FSB	N/A		6604	2/10/1986
SAVINGS OF AMERICA & Design	Louisiana	036	Home Savings of America, FSB	N/A		440,284	2/7/1986
SAVINGS OF AMERICA & Design	Maryland	036	Home Savings of America, F.A.	N/A		1986S1678	4/21/1986
SAVINGS OF AMERICA & Design	Massachusetts	036	Home Savings of America, F.A.	N/A		38,545	6/11/1986
SAVINGS OF AMERICA & Design	Michigan	036	Home Savings of America, F.A.	N/A		M54050	4/24/1986
SAVINGS OF AMERICA & Design	Minnesota	036	Home Savings of America, F.A.	N/A		11082	5/12/1986
SAVINGS OF AMERICA & Design	Mississippi	036	Home Savings of America, FSB	N/A		N/A	1/14/1986
SAVINGS OF AMERICA & Design	Mississippi	036	Home Savings of America, FSB	N/A		N/A	2/17/1986
SAVINGS OF AMERICA & Design	Missouri	036	Home Savings of America, FSB	N/A		S8985	2/10/1986
SAVINGS OF AMERICA & Design	Missouri	036	Home Savings of America, FSB	N/A		S8123	3/5/1984
SAVINGS OF AMERICA & Design	Montana	036	Home Savings of America, FSB	N/A		T014574	2/18/1986
SAVINGS OF AMERICA & Design	Montana	036	Home Savings of America, FSB	N/A		T014573	2/18/1986
SAVINGS OF AMERICA & Design	Nebraska	036	Home Savings of America, F.A.	N/A		961214	2/18/1986
SAVINGS OF AMERICA & Design	Nebraska	036	Home Savings of America, F.A.	N/A		86121058	2/18/1986
SAVINGS OF AMERICA & Design	Nebraska	036	Home Savings of America, F.A.	N/A		8651038	1/14/1986
SAVINGS OF AMERICA & Design	Nevada	036	Home Savings of America, F.A.	N/A		2075	3/4/1986

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
SAVINGS OF AMERICA & Design	New Hampshire	036	Home Savings of America FSB, Federal	N/A		91154	2/20/1996
SAVINGS OF AMERICA & Design	New Jersey	036	Home Savings of America, F.A.	N/A		6,438	2/20/1986
SAVINGS OF AMERICA & Design	New Mexico	036	Home Savings of America, FSB	N/A		TK86021304	2/13/1986
SAVINGS OF AMERICA & Design	New Mexico	036	Home Savings of America, FSB	N/A		TK86011403	2/13/1986
SAVINGS OF AMERICA & Design	New York	036	Home Savings of America, FSB	N/A		S-9291	3/6/1986
SAVINGS OF AMERICA & Design	North Carolina	036	Home Savings of America, F.A.	N/A		6,390	3/3/1986
SAVINGS OF AMERICA & Design	Ohio	036	Home Savings of America, F.A.	N/A		SM63393	3/10/1986
SAVINGS OF AMERICA & Design	Oklahoma	036	Home Savings of America, FSB	N/A		20,517	2/13/1986
SAVINGS OF AMERICA & Design	Oklahoma	036	Home Savings of America, FSB	N/A		27,824	2/29/1996
SAVINGS OF AMERICA & Design	Oregon	036	Home Savings of America Corporation	N/A		S20,679	2/28/1986
SAVINGS OF AMERICA & Design	Pennsylvania	036	Home Savings of America, F.A.	N/A		905459	2/14/1986
SAVINGS OF AMERICA & Design	Rhode Island	036	Home Savings of America, FSB	N/A		860,402	4/4/1986
SAVINGS OF AMERICA & Design	South Carolina	036	Home Savings of America, F.A.	N/A		86002783	2/19/1986
SAVINGS OF AMERICA & Design	Tennessee	036	Home Savings of America, FSB	N/A		N/A	3/6/1986
SAVINGS OF AMERICA & Design	Texas	036	Home Savings of America, FSB	N/A		45429	12/11/1984
SAVINGS OF AMERICA & Design	Texas	036	Home Savings of America, FSB	N/A		45421	12/11/1984
SAVINGS OF AMERICA & Design	United States	036	Home Savings of America, FSB	73/468,242	3/2/1984	1,345,026	6/25/1985
SAVINGS OF AMERICA & Design	United States	036	Home Savings of America, FSB	75/041,862	1/11/1996	2,077,028	7/8/1997
SAVINGS OF AMERICA & Design	United States	036	Home Savings of America, FSB	74/365,894	3/5/1993
SAVINGS OF AMERICA & Design	United States	036	Home Savings of America, F.A.	73/468,214	3/2/1984	1,357,138	8/27/1985
SAVINGS OF AMERICA & Design	Utah	036	Home Savings of America, FSB	N/A		36,084	12/21/1995
SAVINGS OF AMERICA & Design	Utah	036	Home Savings of America, FSB	N/A		27862	1/27/1986
SAVINGS OF AMERICA & Design	Virginia	036	Home Savings of America, F.A.	N/A		N/A	4/1/1986
SAVINGS OF AMERICA & Design	Washington	036	Home Savings of America, FSB	N/A		16,363	3/12/1986
SAVINGS OF AMERICA & Design (w/color)	Arkansas	036	Home Savings of America, F.A.	N/A		2,386	2/13/1986
SAVINGS OF AMERICA & Design (w/color)	California	036	Home Savings of America, FSB	N/A		25,909	2/21/1986
SAVINGS OF AMERICA & Design (w/color)	Idaho	036	Home Savings of America, FSB	N/A		10,626	2/13/1986
SAVINGS OF AMERICA & Design (w/color)	Louisiana	036	Home Savings of America, F.A.	N/A		N/A	2/13/1986
SAVINGS OF AMERICA & Design (w/color)	New Mexico	036	Home Savings of America, FSB	N/A		TK86021303	2/13/1986

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
SAVINGS OF AMERICA & Design (w/colors)	Colorado	036	Home Savings of America, F.A.	N/A		19851030942	6/9/1986
SAVINGS OF AMERICA & Design (w/colors)	Delaware	036	Home Savings of America, FSB	N/A		19860066949	6/5/1986
SAVINGS OF AMERICA & Design (w/colors)	Georgia (State)	036	Home Savings of America, F.A.	N/A		S6614	2/27/1986
SAVINGS OF AMERICA & Design (w/colors)	Indiana	036	Home Savings of America, F.A.	N/A		50097169	2/13/1986
SAVINGS OF AMERICA & Design (w/colors)	Iowa	036	Home Savings of America, FSB	N/A		6,871	2/13/1986
SAVINGS OF AMERICA & Design (w/colors)	Kansas	036	Home Savings of America, FSB	N/A		N/A	2/13/1986
SAVINGS OF AMERICA & Design (w/colors)	Kentucky	036	Home Savings of America, FSB	N/A		6624	2/14/1986
SAVINGS OF AMERICA & Design (w/colors)	Maryland	036	Home Savings of America, FSB	N/A		19861679	4/21/1986
SAVINGS OF AMERICA & Design (w/colors)	Massachusetts	036	Home Savings of America, F.A.	N/A		38,544	6/11/1986
SAVINGS OF AMERICA & Design (w/colors)	Minnesota	036	Home Savings of America, F.A.	N/A		11083	5/12/1986
SAVINGS OF AMERICA & Design (w/colors)	Mississippi	036	Home Savings of America, FSB	N/A		N/A	2/13/1986
SAVINGS OF AMERICA & Design (w/colors)	Nevada	036	Home Savings of America, FSB	N/A		2074	3/4/1986
SAVINGS OF AMERICA & Design (w/colors)	New Hampshire	036	Home Savings of America, FSB	N/A		91155	2/20/1996
SAVINGS OF AMERICA & Design (w/colors)	New Jersey	036	Home Savings of America, F.A.	N/A		6,437	2/20/1986
SAVINGS OF AMERICA & Design (w/colors)	New York	036	Home Savings of America, FSB	N/A		S9277	2/25/1986
SAVINGS OF AMERICA & Design (w/colors)	North Carolina	036	Home Savings of America, FSB	N/A		6,370	2/18/1986
SAVINGS OF AMERICA & Design (w/colors)	Ohio	036	Home Savings of America, F.A.	N/A		SM63392	3/10/1986
SAVINGS OF AMERICA & Design (w/colors)	Oklahoma	036	Home Savings of America, FSB	N/A		20,516	2/13/1986
SAVINGS OF AMERICA & Design (w/colors)	Oregon	036	Home Savings of America Corporation	N/A		S20,678	2/28/1986
SAVINGS OF AMERICA & Design (w/colors)	Pennsylvania	036	Home Savings of America, F.A.	N/A		905458	2/14/1986
SAVINGS OF AMERICA & Design (w/colors)	Rhode Island	036	Home Savings of America, F.A.	N/A		860,401	4/4/1986
SAVINGS OF AMERICA & Design (w/colors)	South Carolina	036	Home Savings of America, F.A.	N/A		86002782	2/19/1986
SAVINGS OF AMERICA & Design (w/colors)	Tennessee	036	Home Savings of America, FSB	N/A		N/A	3/6/1986

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
SAVINGS OF AMERICA & Design (w/colors)	Tennessee	036	Home Savings of America, FSB	N/A		N/A	3/6/1986
SAVINGS OF AMERICA & Design (w/colors)	Utah	036	Home Savings of America, FSB	N/A		27,863	1/27/1986
SAVINGS OF AMERICA & Design (w/colors)	Virginia	036	Home Savings of America, FSB	N/A		N/A	4/1/1986
SAVINGS OF AMERICA & Design (w/colors)	Washington	036	Home Savings of America, FSB	N/A		16,362	3/12/1986
SAVINGS OF AMERICA & Design (w/colors)	Wisconsin	036	Home Savings of America, F.A.	N/A		N/A	2/19/1988
SAVINGS OF AMERICA (Block Letters)	Alabama	036	Home Savings of America, F.A.	N/A		102823	2/26/1986
SAVINGS OF AMERICA (Block Letters)	Connecticut	036	Home Savings of America, F.A.	N/A		6549	4/21/1986
SAVINGS OF AMERICA (Block Letters)	Delaware	036	Home Savings of America, FSB	N/A		19860066950	6/5/1986
SAVINGS OF AMERICA (Block Letters)	Idaho	036	Home Savings of America, F.A.	N/A		10,617	2/4/1986
SAVINGS OF AMERICA (Block Letters)	Illinois	036	Home Savings of America, F.A.	N/A		54,486	3/6/1984
SAVINGS OF AMERICA (Block Letters)	Indiana	036	Home Savings of America, FSB	N/A		50097087	1/9/1986
SAVINGS OF AMERICA (Block Letters)	Iowa	036	Home Savings of America, FSB	N/A		6,728	1/2/1986
SAVINGS OF AMERICA (Block Letters)	Kentucky	036	Home Savings of America, FSB	N/A		6,562	1/21/1986
SAVINGS OF AMERICA (Block Letters)	Louisiana	036	Home Savings of America, FSB	N/A		n/a	1/2/1986
SAVINGS OF AMERICA (Block Letters)	Maine	036	Home Savings of America	N/A		860138	1/3/1986
SAVINGS OF AMERICA (Block Letters)	Maryland	036	Home Savings of America, FSB	N/A		1986S1636	1/27/1986
SAVINGS OF AMERICA (Block Letters)	Massachusetts	036	Home Savings of America, F.A.	N/A		38,546	6/11/1986
SAVINGS OF AMERICA (Block Letters)	Michigan	036	Home Savings of America, FSB	N/A		89.047	1/7/1986
SAVINGS OF AMERICA (Block Letters)	Michigan	036	Home Savings of America, F.A.	N/A		72,048	2/18/1986
SAVINGS OF AMERICA (Block Letters)	Michigan	036	Home Savings of America, F.A.	N/A		M89047	1/7/1986
SAVINGS OF AMERICA (Block Letters)	Minnesota	036	Home Savings of America, F.A.	N/A		11084	5/12/1986
SAVINGS OF AMERICA (Block Letters)	Missouri	036	Home Savings of America, FSB	N/A		S8124	3/5/1984

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
SAVINGS OF AMERICA (Block Letters)	Montana	036	Home Savings of America, FSB	N/A		T014549	1/13/1986
SAVINGS OF AMERICA (Block Letters)	Nevada	036	Home Savings of America, FSB	N/A		19988	1/14/1986
SAVINGS OF AMERICA (Block Letters)	New Hampshire	036	Home Savings of America, F.A.	N/A		73106	2/13/1986
SAVINGS OF AMERICA (Block Letters)	New Hampshire	036	Home Savings of America, F.A.	N/A		7339	1/14/1986
SAVINGS OF AMERICA (Block Letters)	New Jersey	036	Home Savings of America, F.A.	N/A		6,397	1/30/1986
SAVINGS OF AMERICA (Block Letters)	New York	036	Home Savings of America, FSB	N/A		S8436	11/26/1984
SAVINGS OF AMERICA (Block Letters)	North Carolina	036	Home Savings of America, FSB	N/A		6354	2/10/1986
SAVINGS OF AMERICA (Block Letters)	Ohio	036	Home Savings of America, F.A.	N/A		SM63305	1/13/1986
SAVINGS OF AMERICA (Block Letters)	Oklahoma	036	Home Savings of America	N/A		19,676	11/13/1984
SAVINGS OF AMERICA (Block Letters)	Oregon	036	Home Savings of America Corporation	N/A		S20,658	2/21/1986
SAVINGS OF AMERICA (Block Letters)	Rhode Island	036	Home Savings of America, FSB	N/A		860203	2/5/1986
SAVINGS OF AMERICA (Block Letters)	South Carolina	036	Home Savings of America, F.A.	N/A		86001341	1/21/1986
SAVINGS OF AMERICA (Block Letters)	South Dakota	036	Home Savings of America, FSB	N/A		N/A	1/17/1986
SAVINGS OF AMERICA (Block Letters)	United States	036	Home Savings of America, FSB	73/468,243	3/2/1984	1,345,027	6/25/1985
SAVINGS OF AMERICA (Block Letters)	Utah	036	Home Savings of America, F.A.	N/A		27,786	1/13/1985
SAVINGS OF AMERICA (Block Letters)	Virginia	036	Home Savings of America, FSB	N/A		N/A	1/29/1986
SAVINGS OF AMERICA (Block Letters)	Washington	036	Home Savings of America, FSB	N/A		16,237	1/13/1986
SAVINGS OF AMERICA (Block Letters)	Wisconsin	036	Home Savings of America, F.A.	N/A		N/A	1/15/1986
SAVINGS OF AMERICA (Stylized Letters)	California	036	Home Savings of America, Federal Savings Association	N/A		20,858	9/4/1984
SAVINGS OF AMERICA (Stylized Letters)	Florida	036	Home Savings of America, FSB	N/A		T03359	11/19/1984
SAVINGS OF AMERICA Design	United States	036	Home Savings of America, FSB	73/468,244	3/2/1984	1,343,247	6/18/1985
SAVINGS OF AMERICA ESTABLISHED 1889 & Design	Georgia (State)	036	Home Savings of America, FSB	N/A		S6527	1/16/1986
SAVINGS OF AMERICA ESTABLISHED 1889 & Design	Texas	036	Home Savings of America, FSB	N/A		45,430	12/11/1984

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
SAY SO / LET US KNOW WHAT YOU THINK!	New Hampshire	036	Home Savings of America, F.A.	N/A		73107	2/18/1986
SCHOOL SAVINGS	United States	036	Washington Mutual Bank	74/327,202	11/2/1992	1,850,029	8/16/1994
SELECT EQUITY and Design	United States	036	Providian Financial Corporation	74/146,933	3/11/1991	1,722,401	10/6/1992
SELECT FUNDS and Design	United States	036	Providian Financial Corporation	74/217,785	11/1/1991	1,718,724	9/22/1992
SELECT TRAVEL	United States	039	New American Capital, Inc.	74/688,840	6/15/1995	1,964,324	3/26/1996
SHIELD Design	California	036	Home Savings of America, F.A.	N/A		19,043	3/5/1984
SHIELD Design	California	036	Home Savings of America, FSB	N/A		18,214	12/2/1983
SHIELD Design	California	036	Home Savings of America, FSB	N/A		18,215	12/2/1983
SHIELD Design	Texas	036	Home Savings of America, FSB	N/A		39,987	4/6/1982
SIERRA ADVANTAGE	United States	036	New American Capital, Inc.	74/423,176	8/11/1993	1,885,253	3/21/1995
SIERRA TRUST FUNDS	United States	036	New American Capital, Inc.	74/451,411	10/21/1993	1,896,462	5/30/1995
SIERRA WESTERN MORTGAGE	United States	036	New American Capital, Inc.	74/494,141	2/24/1994	2,003,404	9/24/1996
SIERRA WESTERN MORTGAGE CO. & Design	Ohio		Great Western Mortgage Corporation	N/A		RN190439	8/4/1994
SIERRA WESTERN MORTGAGE COMPANY	Alabama	036	Great Western Mortgage Corporation	N/A		106806	8/23/1996
SIERRA WESTERN MORTGAGE COMPANY	Wisconsin	036	Great Western Mortgage Corporation	N/A		N/A	12/21/1994
SIERRA WESTERN MORTGAGE COMPANY & DESIGN	United States	036	New American Capital, Inc.	74/506,300	3/28/1994	1,960,904	3/5/1996
SILVER CIRCLE	California	036	Home Savings and Loan Association	N/A		1505	12/23/1971
SILVER CIRCLE	United States	036	Home Savings of America, FSB	72/409,800	12/9/1971	954,220	2/27/1973
SMART CHOICE	Oregon	136	Washington Mutual Savings Bank	N/A		S27560	10/27/1993
SMART CHOICE	United States	036	Washington Mutual Savings Bank	74/332,402	11/18/1992
SMART CHOICE	Washington	036	Washington Mutual Savings Bank	N/A	10/27/1993	22578	10/27/1993
SMARTSELLER	United States	036	PNC Mortgage Corp. of America	75/202,428	11/22/1996	2,175,645	7/21/1998
SOLID GOLD	United States	036	PNC Mortgage Corp. of America	74/182,737	7/5/1991	1,741,671	12/22/1992
SPECTRA	United States	036 038	PNC Mortgage Corp. of America	74/350,370	1/19/1993
SPLITSECOND	United States	036	PNC Mortgage Corp. of America	75/230,465	1/24/1997	2,179,499	8/4/1998
STARTING BLOCKS	United States	036	PNC Mortgage Corp. of America	75/030,403	11/28/1995	2,012,031	10/29/1996
STRESSLESS CARD	United States	036	Washington Mutual Bank	78/548,202	1/14/2005
STRUCTURES	United States	036	PNC Mortgage Corp. of America	75/509,637	6/29/1998	2,414,996	12/26/2000
TELESERVICES & Design	Washington	042	Washington Mutual Savings Bank	N/A		19148	8/7/1989

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
THANK YOU, BANK U	United States	036	Bank United Corp.	75/176,406	10/3/1996	2,212,145	12/22/1998
THE BOWERY MONEY CARD	United States	036	Home Savings of America, F.A.	73/116,246	2/17/1977	1,130,552	2/5/1980
THE BOWERY MORTGAGE COMPANY	New Jersey	036	Home Savings of America, F.A.	N/A		SM8553	3/21/1989
THE BOWERY MORTGAGE COMPANY	United States	036	Home Savings of America, F.A.	73/778,607	2/3/1989	1,617,904	10/16/1990
THE BOWERY MORTGAGE COMPANY (Block Letters)	New York	036	Home Savings of America, F.A.	N/A		S11204	2/13/1989
THE BOWERY MORTGAGE COMPANY (Stylized	Connecticut	036	Home Savings of America, F.A.	N/A		7487	4/6/1989
THE BOWERY MORTGAGE COMPANY (Stylized	Connecticut	036	Home Savings of America, F.A.	N/A		7572	5/31/1989
THE BOWERY MORTGAGE COMPANY (Stylized	New Jersey	036	Home Savings of America, F.A.	N/A		SM8554	3/21/1989
THE BOWERY MORTGAGE COMPANY (Stylized	New York	036	Home Savings of America, F.A.	N/A		S11207	2/13/1999
THE BOWERY MORTGAGE COMPANY (Stylized	United States	036	Home Savings of America, F.A.	73/778,502	2/3/1989	1,617,024	10/9/1990
THE BOWERY MORTGAGE COMPANY AN AFFILIATE OF SAVINGS OF AMERI	New Jersey	036	Home Savings of America, F.A.	N/A		SM8555	3/21/1989
THE BOWERY MORTGAGE COMPANY AN AFFILIATE OF SAVINGS OF AMERI	New York	036	Home Savings of America, F.A.	N/A		S11208	2/13/1989
THE BOWERY MORTGAGE COMPANY AN AFFILIATE OF SAVINGS OF AMERI	United States	036	Home Savings of America, FSB	73/778,605	2/3/1989	1,617,903	10/16/1990
THE BOWERY MORTGAGE COMPANY AN AFFILIATE OF SAVINGS OF AMERI	United States	036	Home Savings of America, F.A.	73/778,507	2/3/1989	1,617,902	10/16/1990
THE BOWERY MORTGAGE COMPANY AN AFFILIATE OF SAVINGS OF AMERI	United States	036	Home Savings of America, F.A.	73/797,862	5/5/1989	1,621,582	11/6/1990
THE BOWERY MORTGAGE COMPANY and Design	Connecticut	036	Home Savings of America, F.A.	N/A		7569	5/31/1989
THE BOWERY MORTGAGE COMPANY and Design	New Jersey	036	Home Savings of America, F.A.	N/A		TM8552	3/21/1989
THE BOWERY MORTGAGE COMPANY and Design	New Jersey	036	Home Savings of America, F.A.	N/A		TM8556	3/21/1989
THE BOWERY MORTGAGE COMPANY and Design	New York	036	Home Savings of America, F.A.	N/A		S11205	2/13/1989
THE BOWERY MORTGAGE COMPANY and Design	New York	036	Home Savings of America, F.A.	N/A		S11206	2/13/1989
THE BOWERY MORTGAGE COMPANY and Design	United States	036	Home Savings of America, F.A.	73/778,504	2/3/1989	1,617,901	10/16/1990
THE CARD THAT MEANS BUSINESS	United States	036	Washington Mutual Bank	78/625,735	5/9/2005	3,386,319	2/19/2008

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
THE CARD THAT MEANS BUSINESS	United States	035 036	Providian Financial Corporation	78/033,547	11/2/2000
THE CHOICE OF SMART INVESTORS	United States	036	Great Western Savings	73/608,058	7/7/1986	1,573,785	12/26/1989
THE GRIFFIN FUNDS and Design	United States	036	Griffin Financial Services	74/422,870	8/9/1993	1,901,313	6/20/1995
THE INSIDERS CLUB	United States	036	Coast Federal Bank, Federal Savings Bank	72/344,818	11/28/1969	921,323	9/28/1971
THE MOMENT OF TRUTH	United States	036	Anchor Savings Bank FSB	74/189,587	7/29/1991	1,861,449	11/1/1994
THE MORTGAGE CARD	United States	036	BancBoston Mortgage Corporation	75/030,999	12/11/1995	2,074,639	6/24/1997
THE NATION'S MORTGAGE LENDER & Design	Illinois	036	Home Savings of America, F.A.	N/A		68,916	7/18/1991
THE NATION'S MORTGAGE LENDER HOME SAVINGS OF AMERICA ESTABLI	United States	036	Home Savings of America, FSB	74/187,338	7/22/1991	1,755,678	3/2/1993
THE NATION'S MORTGAGE LENDER SAVINGS OF AMERICA & Design	California	036	Home Savings of America, F.A.	N/A		39643	12/10/1991
THE NATION'S MORTGAGE LENDER SAVINGS OF AMERICA & Design	Florida	036	Home Savings of America, F.A.	N/A		T15408	1/2/1992
THE NATION'S MORTGAGE LENDER SAVINGS OF AMERICA & Design	New York	036	Home Savings of America, F.A.	N/A		S12759	9/26/1991
THE ONLY BANK THAT'S MORE THAN A BANK	United States	036	Washington Mutual Bank	73/400,146	10/18/1982	1,261,149	12/13/1983
THEBOWERY (Stylized)	United States	036	Home Savings of America, FSB	73/560,233	9/26/1985	1,438,685	5/5/1987
THERE'S NO PLACE LIKE HOME	United States	036	Home Savings of America, FSB	75/233,744	1/30/1997
TIMCOR EXCHANGE CORPORATION 1031 and Design	United States	036	Washington Mutual Bank	76/610,942	9/3/2004	3,039,432	1/10/2006
TOP SPEED AUTO LOANS	United States	036	Great Western Savings	73/630,225	11/14/1986	1,446,793	7/7/1987
TREASURY BILL PLUS (STYLIZED)	California	036	Great Western Federal Savings Bank	N/A		7771	3/13/1979
TRIPLE PLAY	United States	036	PNC Mortgage Corp. of America	74/516,811	4/25/1994	1,949,600	1/16/1996
VIRTUAL BANKING	United States	036	Home Savings of America, FSB	74/645,274	3/13/1995
VIRTUAL CHECKING	United States	036	Home Savings of America, FSB	74/645,273	3/13/1995
VIRTUALLY TIMELESS VIRTUALLY PAPERLESS	United States	036	FleetBoston Financial Corporation	75/868,584	12/9/1999	2,514,074	12/4/2001
WAMUMORTGAGE	United States	036	Washington Mutual Bank	75/734,003	6/22/1999
WASHINGTON MUTUAL	United States	036	Washington Mutual Bank	73/295,010	1/30/1981	1,214,303	10/26/1982
WASHINGTON MUTUAL BUSINESS BANKING Tradename	Washington		Washington Mutual Business Bank
WASHINGTON MUTUAL BUSINESS BANKING Tradename	Washington		Washington Mutual Bank
WASHINGTON MUTUAL CAN	United States	035	Washington Mutual Bank	74/719,925	8/24/1995	2,039,916	2/25/1997

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
WASHINGTON MUTUAL CAN	United States	036	Washington Mutual Bank	74/719,917	8/24/1995	2,041,692	3/4/1997
WASHINGTON MUTUAL CAN	United States	041	Washington Mutual Bank	74/719,915	8/24/1995	2,039,915	2/25/1997
WASHINGTON MUTUAL CAN	United States	042	Washington Mutual Bank	74/720,666	8/24/1995	2,039,925	2/25/1997
WASHINGTON MUTUAL CASH CARD	Oregon	136	Washington Mutual Savings Bank	N/A	11/29/1993	S27680	11/29/1993
WASHINGTON MUTUAL CASH CARD	Oregon	116	Washington Mutual Savings Bank	S27678	11/29/1993	S27678	11/29/1993
WASHINGTON MUTUAL CASH CARD	Washington	036	Washington Mutual Savings Bank	22626	11/24/1993	22626	11/24/1993
WASHINGTON MUTUAL CASH CARD	Washington	016	Washington Mutual Savings Bank	N/A	11/24/1993	22627	11/24/1993
WAVE DESIGN	United States	036	Washington Mutual, a Federal Savings Bank	72/422,648	4/27/1972	981,403	3/26/1974
WE'LL ALWAYS BE THERE	United States	036	New American Capital, Inc.	74/319,598	9/30/1992	1,809,558	12/7/1993
WE'RE WITH YOU	United States	036	The Dime Savings Bank of New York, FSB	75/076,921	3/22/1996	2,088,868	8/19/1997
WESTERN BANK & EAGLE DESIGN	Oregon		Washington Mutual Bank	N/A	7/1/1994	S28127	7/1/1994
WHEAT LOGO	United States	036	Washington Mutual Bank	73/298,405	2/23/1981	1,197,378	6/8/1982
WITH YOU ALL THE WAY	United States	036	The Dime Savings Bank of New York, FSB	75/076,920	3/22/1996	2,032,344	1/21/1997
WM BUSINESS BANK Fictitious Business Name	California		Washington Mutual Bank
WM BUSINESS BANK Tradename	Washington		Washington Mutual Bank	N/A	4/5/1999	601576388	4/5/1999
WOMAN WITH TORCH and WHEAT Design (Stylized)	United States	036	Providian Financial Corporation	74/496,587	3/3/1994	1,924,798	10/3/1995
WORKING TOGETHER WORKS	United States	036	Washington Mutual Bank, FA	74/270,764	4/30/1992	1,849,571	8/9/1994
XCEEDLOAN	United States	009 035	Washington Mutual Bank, FA	76/138,635	10/2/2000	2,589,709	7/2/2002
YOU BELONG AT THE DIME. (Stylized)	United States	036	The Dime Savings Bank of New York, FSB	75/672,447	4/1/1999
YOU'RE WORTH MORE AT THE DIME	United States	036	The Dime Savings Bank of New York, FSB	78/021,282	8/15/2000
AMERICA BEAUTIFUL PROSPEROUS Chinese Characters	Taiwan	003	Home Savings of America FSB	79 8782	3/2/1990	52677	9/1/1991
ARIA	Argentina	038	Providian Financial Corporation	2.263.527	1/21/2000	1.832.920	6/7/2001
ARIA	Argentina	036	Providian Financial Corporation	2.263.526	1/21/2000	1.832.918	6/7/2001
ARIA	Argentina	042	Providian Financial Corporation	2.263.528	1/21/2000	1.832.924	6/7/2001
ARIA	Community	036	Providian Financial Corporation	001333061	9/28/1999	001333061	8/28/2001
ARIA	United Kingdom	036	Providian Financial Corporation	2209921	9/28/1999	2209921	12/8/2000
CREDITPOINT	Australia	036	Homeside Lending, Inc.	829974	3/31/2000	829974	9/29/2000

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
CREDITPOINT	United Kingdom	036	Homeside Lending, Inc.	2228054	4/3/2000	2228054	10/19/2001
FIRST SELECT	Argentina	036	Providian Financial Corporation	2.263.524	1/21/2000	1.885.622	9/17/2002
FRIEND OF THE FAMILY, THE	Canada	000	Washington Mutual Bank	894,957	10/30/1998	TMA589,641	9/12/2003
PLATINUM ADVANTAGE CLUB	Community	035 036 042	Providian Financial Corporation	001031897	12/12/1998	001031897	5/11/2000
PROVIDIAN	Argentina	038	Providian Financial Corporation	2.296.110	7/10/2000	1.859.299	8/1/2002
PROVIDIAN	Argentina	035	Providian Financial Corporation	2.296.108	7/10/2000	1.859.297	8/1/2002
PROVIDIAN	Argentina	036	Providian Financial Corporation	2.296.109	7/10/2000	1.859.298	1/24/2002
PROVIDIAN	Argentina	042	Providian Financial Corporation	2.296.111	7/10/2000	1.859.300	8/1/2002
PROVIDIAN	Australia	035 036	New American Capital Inc.	867842	3/1/2001	867842	1/24/2002
PROVIDIAN	Brazil	036	New American Capital Inc.	824.097.963	10/5/2001
PROVIDIAN	Brazil	035 036	New American Capital Inc.	824.097.971	10/5/2001
PROVIDIAN	Canada	000	New American Capital Inc.	742734	12/3/1993
PROVIDIAN	Chile	035 036	Providian Financial Corporation	519.967	1/16/2002	617.348	1/16/2002
PROVIDIAN	China P.R.	036	Providian Financial Corporation	2001027584	3/1/2001	1950816	10/7/2002
PROVIDIAN	China P.R.	036	Providian Financial Corporation	2001027585	3/1/2001	1955294	8/28/2002
PROVIDIAN	Community	009 016 035 036 042	New American Capital Inc.	000957423	10/8/1998	000957423	3/22/2002
PROVIDIAN	India	016	Providian Financial Corporation	1001526	4/4/2001	1001526	4/4/2001
PROVIDIAN	India	009	Providian Financial Corporation	1001525	4/4/2001	1001525	1/6/2005
PROVIDIAN	Japan	035 036	Providian Financial Corporation	2001-22630	1/17/2003	4636717	3/13/2001
PROVIDIAN	Mexico	035	Providian Financial Corporation	187138	1/4/1994	461922	5/27/1994
PROVIDIAN	South Africa	035	Providian Financial Corporation	2001/12037	7/11/2001	2001/12037	7/11/2001
PROVIDIAN	South Africa	036	Providian Financial Corporation	2001/12038	7/11/2001	2001/12038	7/11/2001
PROVIDIAN	South Korea	035 036	Providian Financial Corporation	3267/2001	3/2/2001
PROVIDIAN	United Kingdom	009 016 035 036 042	New American Capital Inc.	2179207	10/8/1998	2179207	2/13/2002
PROVIDIAN	Uruguay	035 036	Providian Financial Corporation	329.878	3/5/2001	329.878	7/26/2001

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
PROVIDIAN FINANCIAL	Argentina	042	Providian Financial Corporation	2.296.107	7/10/2000	1.859.296	8/1/2002
PROVIDIAN FINANCIAL	Argentina	038	Providian Financial Corporation	2.296.106	7/10/2000	1.859.295	8/1/2002
PROVIDIAN FINANCIAL	Argentina	035	Providian Financial Corporation	2.296.104	7/10/2000	1.859.293	8/1/2002
PROVIDIAN FINANCIAL	Argentina	016	Providian Financial Corporation	2.296.112	7/10/2000	1.859.301	1/24/2002
PROVIDIAN FINANCIAL	Argentina	036	Providian Financial Corporation	2.296.105	7/10/2000	1.859.294	8/1/2002
PROVIDIAN FINANCIAL	Brazil	035	Providian Financial Corporation	824.098.005	10/5/2001
PROVIDIAN FINANCIAL	Brazil	036	Providian Financial Corporation	824.097.998	10/5/2001
WAMUMORTGAGE	Canada	000	Washington Mutual Bank	1,040,771	12/22/1999
WOMAN WITH TORCH and WHEAT Design (Stylized)	Argentina	036	Providian Financial Corporation	2.296.114	7/10/2000	1.854.755	12/6/2001
WOMAN WITH TORCH and WHEAT Design (Stylized)	Argentina	042	Providian Financial Corporation	2.296.116	7/10/2000	1.854.757	12/6/2001
WOMAN WITH TORCH and WHEAT Design (Stylized)	Argentina	038	Providian Financial Corporation	2.296.115	7/10/2000	1.854.756	12/6/2001
WOMAN WITH TORCH and WHEAT Design (Stylized)	Argentina	035	Providian Financial Corporation	2.296.113	7/10/2000	1.854.753	12/6/2001
WOMAN WITH TORCH and WHEAT Design (Stylized)	Canada	000	New American Capital Inc.	750118	3/18/1994
WOMAN WITH TORCH and WHEAT Design (Stylized)	Community	009 016 035 036 042	New American Capital Inc.	000957357	10/8/1998	000957357	2/9/2000
WOMAN WITH TORCH and WHEAT Design (Stylized)	Mexico	036	Providian Financial Corporation	195655	4/7/1994	463,661	6/16/1994
WOMAN WITH TORCH and WHEAT Design (Stylized)	United Kingdom	009 016 035 036 042	New American Capital Inc.	2179225	10/8/1998	2179225	9/24/1999

Part II:  Patents/Patent Applications

PATENTS
Title	Comments	App. No./ Patent No.	Filed/ Issued	Art Unit
METHOD AND SYSTEM FOR CREATING AND MAINTAINING AN INDEX FOR TRACKING FILES RELATING TO PEOPLE	Granted Owner: Providian Financial Corporation	10/157,596 6,968,348	05/28/2002 11/22/2005	2162
DATABASE COMPUTER ARCHITECTURE FOR MANAGING AN INCENTIVE AWARD PROGRAM AND CHECKING FLOAT OF FUNDS AT TIME OF PURCHASE	Granted Owner: American Savings Bank, F.A.	08/486,681 5,734,838	06/07/1995 03/31/1998	2761
METHOD FOR ISSUING A SECURED CREDIT CARD	Granted Owner: Providian Financial Corporation	08/760,148 5,950,179	12/03/1996 09/07/1999	2765
NEURAL NETWORK BASED DECISION PROCESSOR AND METHOD	Granted Owner: Providian Bancorp Services	09/761,328 6,782,375	01/16/2001 08/24/2004	2121
PATENT APPLICATIONS
Title	Comments	App. No./	Filed	Art Unit
ACCOUNT OPENING SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT	Owner: Providian Financial Corporation	10/161,347	05/31/2002	3692
CAPITAL ALLOCATION MODEL	Owner: Providian Financial Corporation	10/262,379	09/30/2002
METHOD, SYSTEM AND COMPUTER PROGRAM FOR FURNISHING INFORMATION TO CUSTOMER REPRESENTATIVES	Owner: Providian Financial Corporation	10/226,681	08/22/2002
METHOD AND SYSTEM FOR PROVIDING CREDIT-RELATED INFORMATION TO FINANCIAL INSTITUTION CUSTOMERS	Owner: Providian Financial Corporation	10/830,683	04/23/2004
METHOD AND SYSTEM FOR CREATING AND MAINTAINING AN INDEX FOR TRACKING FILES RELATING TO PEOPLE.	Owner: Washington Mutual Bank (Granted 03/09/2010 under Patent No. 7,676,459)	11/155,386	06/17/2005	2162

Part III: Copyrighted Material

Type	Title	Copyright Claimant	Creation Date	Publication Date	Reg. No.	Reg. Date
Serial	Friend of the Family Catalog: Your Guide to Financial services at Washington Mutual	Washington Mutual Savings Bank		1989
Serial	Friend of the Family Catalog: Your Guide to Financial Services at Washington Mutual	Washington Mutual Savings Bank	1988	1988-12-28	TX0002529187	1989-03-22
Serial	Friend of the Family Catalog: Your Guide to Financial Services at Washington Mutual	Washington Mutual Savings Bank	1987	1987-09-24	TX0002360607	1988-07-29
Serial	Friend of the Family Catalog: Your Guide to Financial Services at Washington Mutual	Washington Mutual Savings Bank	1986 1986	1986-05-29 1986-12-08	TX0001922255 TX0002027885	1986-09-30 1987-03-30
Computer File	School Savings	Washington Mutual Bank (Seattle)	1992	1992-04-10	TX0004061074	1995-05-17
Computer File	School Savings Tattler Program	Washington Mutual Bank (Seattle)	1992	1992-04-08	TX0004061073	1995-05-17
Recorded Document	Facing Tax Reform, Brochure/1987 ed.	Washington Mutual Savings Bank		1988-07-17 1988-10-20	V2408P493-495	1988-10-31
Recorded Document	Friend of the Family; Catalog/1987 ed.	Washington Mutual Savings Bank		1988-07-21	V2408P489-492	1988-10-31
Recorded Document	Friend of the Family Catalog	Washington Mutual Savings Bank	1986	1986-09-19	V2240P009-013	1987-03-03
Text	Providian PRO Portfolio Return Optimizer	Providian Corporation	1996	1996-05-15	TX0004297076	1996-06-03
Serial	Providian Stable Value Benchmark	Providian Corporation		1997
Serial	Providian Stable Value Benchmark	Providian Corporation	1996	1996	TX0004265116 TX0004335789 TX0004357329 TX0004379051 TX0004402492 TX0004437615	1996-04-26 1996-09-05 1996-09-30 1996-12-05 1996-12-24 1997-01-31

EXHIBIT “Y”

WMI INTELLECTUAL PROPERTY

Y

Part I:  Trademarks

Mark	Country	Application Number	Application Date	Registration Number	Registration Date
LAM	United States	77/031,085	10/27/2006	3,264,193	7/17/2007
LAWYERS ASSET MANAGEMENT	United States	78/952,942	8/15/2006	3,258,396	7/3/2007
LAWYERS ASSET MANAGEMENT	California	62774	11/9/2006	62774	11/9/2006
TIMCOR	California	62773	11/9/2006	62773	11/9/2006
TIMCOR	United States	7/031,077	10/27/2006	3,447,434	6/17/2008

Y-1

Part II:  Domain Names

1031info.com	timcorp.org
1031intercambio.com	timcorservice.com
aria.com	timcorservice.net
ariabillsnap.com	timcorservice.org
ariaservice.com	gobuysmart.biz
ariasucks.com	gobuysmart.com
cedarbrookcenter.com	gobuysmart.info
cedarbrookcenter.net	gobuysmart.net
kerrykillinger.com	gobuysmart.org
kerrykillinger.net	buysmartbiz.biz
kerrykillinger.org	buysmartbiz.com
killinger.net	buysmartbiz.info
killinger.org	buysmartbiz.net
na1031.com	buysmartbiz.org
na1031.net	buysmartcentral.biz
na1031.org	buysmartcentral.net
timcor.com	buysmartcentral.com
timcor.net	buysmartcentral.info
timcor.org	buysmartcentral.org
timcor1031.net	buysmarthere.biz
timcor1031.org	buysmarthere.com
timcor1031exchange.com	buysmarthere.info
timcor1031exchange.net	buysmarthere.net
timcor1031exchange.org	buysmarthere.org
timcor1031exchangeservice.com	buysmartoffers.biz
timcor1031exchangeservice.net	buysmartoffers.com
timcor1031exchangeservice.org	buysmartoffers.info
timcor1031service.com	buysmartoffers.net
timcor1031service.net	buysmartoffers.org
timcor1031service.org	buysmartsaving .biz
timcor1031services.com	buysmartsaving.com
timcor1031services.net	buysmartsaving.info
timcor1031services.org	buysmartsaving.net
timcorexchange.com	buysmartsaving.org
timcorexchange.net	buysmartsavings.biz
timcorexchange.org	buysmartsavings.com
timcorexchangeservice.com	buysmartsavings.info
timcorexchangeservice.net	buysmartsavings.net
timcorexchangeservice.org	buysmartsavings.org
timcorexchangeservices.com	wamuinc.net
timcorexchangeservices.net
timcorexchangeservices.org
timcorfinancial.com

Y-2

EXHIBIT “Z”

LOANS SERVICED BY JPMORGAN

Z

Loan Number	Loan Type
0005560719	SFR
0006787212	SFR
0006789796	SFR
0008989857	SFR
0009975095	SFR
SFR
0018726455	SFR
0020115135	SFR
0024163891	SFR
0029499423	SFR
0031033137	SFR
0033062670	SFR
0039902887	SFR
0041822750	SFR
0041832759	SFR
0041836487	SFR
0041839051	SFR
0041841586	SFR
0041843434	SFR
0041846072	SFR
0041846312	SFR
0041848714	SFR
0041852823	SFR
0041853573	SFR
0041854761	SFR
0041860024	SFR
0041861501	SFR
0041861691	SFR
0041862327	SFR
0041863689	SFR
0041864109	SFR
0041864968	SFR
0041865015	SFR
0041866500	SFR
0041870635	SFR
0041870809	SFR
0041870932	SFR
0041870965	SFR

Loan Number	Loan Type
0041871161	SFR
0041871823	SFR
0041873290	SFR
0041873936	SFR
0041874405	SFR
0041875816	SFR
0041877184	SFR
0041878851	SFR
0041880220	SFR
0041880568	SFR
0041880584	SFR
0041881459	SFR
0041883034	SFR
0041883539	SFR
0041883554	SFR
0041883562	SFR
0041884057	SFR
0041886037	SFR
0041886730	SFR
0041888934	SFR
0041891136	SFR
0041892639	SFR
0041893025	SFR
0041893413	SFR
0041895301	SFR
0041895830	SFR
0041896804	SFR
0041898099	SFR
0041898701	SFR
0041908906	SFR
0043391556	SFR
0805911260	SFR
0808651509	SFR
0809387467	SFR
0813044393	SFR
0813437035	SFR
0813618592	SFR
0814287272	SFR
0814287595	SFR
0814288213	SFR
0814288916	SFR
0816043855	SFR
0816997068	SFR

Loan Number	Loan Type
0816997985	SFR
7004824368	SFR
7004829722	SFR
7004927468	SFR
7005005173	SFR
7005027128	SFR
7005057695	SFR
7005064857	SFR
7005066910	SFR
7005069757	SFR
7005080929	SFR
7005088047	SFR
7005091173	SFR
7005329979	SFR
7005367474	SFR
7005393041	SFR
7005405993	SFR
7005489401	SFR
7005507921	SFR
7005594903	SFR
7005624890	SFR
7005630228	SFR
7005740761	SFR
7005761056	SFR
7005837377	SFR
7005928341	SFR
7006053883	SFR
7006198795	SFR
7006211630	SFR
7006241165	SFR
7006257104	SFR
7006376821	SFR
7006441757	SFR
7006489855	SFR
7006557537	SFR
7006580935	SFR
7006599059	SFR
7006611169	SFR
7006650035	SFR
7006670850	SFR
7006672161	SFR
7006698471	SFR
7006743293	SFR

Loan Number	Loan Type
7006810282	SFR
7006826361	SFR
7006838507	SFR
7006843143	SFR
7006858232	SFR
7006859099	SFR
7006859289	SFR
7006872910	SFR
7006927300	SFR
7006940428	SFR
7006946367	SFR
7006962695	SFR
7007035582	SFR
7007052892	SFR
7007057206	SFR
7007101327	SFR
7007119105	SFR
7007140143	SFR
7007147072	SFR
7007185270	SFR
7007232064	SFR
7007256253	SFR
7007265916	SFR
7007266583	SFR
7007273548	SFR
7007293702	SFR
7007299774	SFR
7007303840	SFR
7007331742	SFR
7007342871	SFR
7007366748	SFR
7007392025	SFR
7007396190	SFR
7007437432	SFR
7007552222	SFR
7007560977	SFR
7007632826	SFR
7007644672	SFR
7007648244	SFR
7007654317	SFR
7007721108	SFR
7007724763	SFR
7007737179	SFR

Loan Number	Loan Type
7007755536	SFR
7007788156	SFR
7007789402	SFR
7007800480	SFR
7007824951	SFR
7007830933	SFR
7007853315	SFR
7007918092	SFR
7007935633	SFR
7007983898	SFR
7007985943	SFR
7008006095	SFR
7008029600	SFR
7008031127	SFR
7008048691	SFR
7008049368	SFR
7008060167	SFR
7008073863	SFR
7008080496	SFR
7008085511	SFR
7008091204	SFR
7008122272	SFR
7008148855	SFR
7008162146	SFR
7008185352	SFR
7008201324	SFR
7008220340	SFR
7008222817	SFR
7008233103	SFR
7008276524	SFR
7008287737	SFR
7008294766	SFR
7008317468	SFR
7008326170	SFR
7008361599	SFR
7008372554	SFR
7008378197	SFR
7008387990	SFR
7008403771	SFR
7008414505	SFR
7008448461	SFR
7008463494	SFR
7008464708	SFR

Loan Number	Loan Type
7008490190	SFR
7008490489	SFR
7008516770	SFR
7008583002	SFR
7008592813	SFR
7008732781	SFR
7008752581	SFR
7008753845	SFR
7008756285	SFR
7008826989	SFR
7008849304	SFR
7008891520	SFR
7008909272	SFR
7008964970	SFR
7008991551	SFR
7009000592	SFR
7009039509	SFR
7009068375	SFR
7009079349	SFR
7009105284	SFR
7009143673	SFR
7009161535	SFR
7009203790	SFR
7009213443	SFR
7009226403	SFR
7009342184	SFR
7009363420	SFR
7009373023	SFR
7009377693	SFR
7009394730	SFR
7009444733	SFR
7009458329	SFR
7009487096	SFR
7009500740	SFR
7009505715	SFR
7009511820	SFR
7009549457	SFR
7009558938	SFR
7009607552	SFR
7009652525	SFR
7009662938	SFR
7009664108	SFR
7009674909	SFR

Loan Number	Loan Type
7009696415	SFR
7009706990	SFR
7009716015	SFR
7009722252	SFR
7009768321	SFR
7009782371	SFR
7009818688	SFR
7009821625	SFR
7009834354	SFR
7009849873	SFR
7010117419	SFR
7010618101	SFR
7011118184	SFR
7013148445	SFR
7013158717	SFR
7014502483	SFR
7015378677	SFR

429400077006	Consumer
429400122471	Consumer
429400222256	Consumer
429400636192	Consumer
429400759879	Consumer
429400764945	Consumer
429400848626	Consumer
429400888514	Consumer
429400905234	Consumer
429401603640	Consumer
429401620999	Consumer
429420087653	Consumer
429420985652	Consumer

700503221	Comercial
700503247	Comercial
700506877	Comercial
700528100	Comercial
700530510	Comercial
700530899	Comercial
700549796	Comercial
700549797	Comercial
700552056	Comercial

EXHIBIT “AA”

GOVERNING SERVICE AGREEMENTS

AA

Servicing Agreement, dated August 29, 1997, between Home Savings of America, FSB and Ahmanson Obligation Company

Servicing Agreement, dated September 16, 2002, between Ahmanson Obligation Company and Washington Mutual Bank

AA-1

EXHIBIT “BB”

LIST OF EXCLUDED PARTIES

A.
Tracy Aguilar, Judy Vinson Anderson, David Beck, Thomas W. Casey, James Corcoran, Cheryl Feltgen, Minh Holman, Ken Kido, Kerry Killinger, Quyen X. Lam, Binh Lay, Linda Ly, Jesus Martinez, Brian Minkow, Everado Navarro, Chris O’Brien, Adrian Ochoa, Eric Ostgarden, Alice Padilla, Tyler Quach, Edgar Rios, Rosie Rodriguez, Stephen Rotella, Joey Rubin, Humberto Saenz, David Schneider, Enock Tetteh, Armen Thomas, Veda Tran, Nancy Valeron, Frank Vella.

B.
Any Person who committed intentionally dishonest or intentionally fraudulent acts within the meaning of the Financial Institutions Bond Coverage on the Tower Insurance Programs causing loss to WMB, other than any Person serving as a current director or officer of WMI or WMB or their subsidiaries or Affiliates or a Retained Professional.

C.
Any of WMB’s professionals, attorneys, accountants, brokers, appraisers, title companies, closing agents, or any other Person who was retained by WMB or any of WMB’s subsidiaries for the purpose of providing mortgage origination services directly related to the origination of mortgage loans, except (1) any Person in their capacity as a WMB employee, (2) the Retained Professionals, and (3) any Person serving as a current director or officer of WMI or WMB or their subsidiaries or Affiliates.

BB

SCHEDULE 2.4(a)

LIST OF PREDECESSOR ENTITITES

1.	H.F. Ahmanson and Company, and its subsidiaries as of October 1, 2008, for all tax years ending on or prior to Ocober 1, 1998.1

2.	Dime Bancorp, Inc., and its subsidiaries as of January 4, 2002, for all tax years ending on or prior to January 4, 2002.2

_____________________
1 Date that H.F. Ahmanson and Company merged into Washington Mutual, Inc. and became a member of the Washington Mutual, Inc. and Subsidiaries consolidated group for federal income tax purposes.

2 Date that Dime Bancorp, Inc. merged into Washington Mutual, Inc. and became a member of the Washington Mutual, Inc. and Subsidiaries consolidated group for federal income tax purposes.

SCHEDULE 2.4(a)

SCHEDULE 2.9(a)

LIST OF CLAIMS ASSOCIATED
WITH JPMC RABBI TRUSTS, ETC.

SCHEDULE 2.9(a)

Plan Name:	American Savings Bank - DCP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
101	Fred Schweer	$264,174.67
418	Harold J. Hendricks	$308,379.00
1720	Karin Hill	$24,664.80
2883	Kathleen C. O'Mara	U
2929	Melody Gayeski	$23,987.39
1292	Michael Moore	$181,000.00
323	Robert Thurston	$150,625.00
1024	Ruth Price	$4,232.02

SCHEDULE 2.9(a)-1

Plan Name: Proof of Claim #	ASB – SERP Claimant	Filed Claim Amount (U = Unliquidated Claim)
2194	Andrew Shiozaki	$150,500.00
1366	Arthur Porter	$1,116,000.00
2648	Brian Dale Shea	$295,590.00
2644	Carl Formato	$108,024.08
2645	Carolyn McKenzie	$592,436.16
2058	Craig Davis	$887,628.00
2459	Donald Royer	U
688	Doris Stern	U
2029	Faris Weber	U
101	Fred Schweer	$270,240.21
2641	Gloria Gowens	$142,632.00
1457	James Izu	$357,199.20
1851	James Parese	$4,251.00
2642	Jimmy Holland	$442,646.00
1067	John Freed	U
327	John Nunn	U
2066	John R. Donohue	$1,420,320.00
2650	Johnette Dowden Holland	$221,323.00
2071	Karen Christensen	$648,000.00
2392	Mario Antoci	$4,888,980.00
1081	Mary Light	U
2643	Mary Locatelli	U
3009	Melody Gayeski	U
2647	Mitchell Rosenberg	$656,910.00
973	Patricia Joyce	U
2011	Richard Grout	$101,867.40
2068	Robert Barnum	$1,704,432.00
1773	Robert Henske	$117,464.00
2090	Samuel T.R Revell	U
1582	Ted Yates	U
2176	Thomas Borer	$68,854.00
3731	Verne Griscom	$38,075.32
2518	W Brent Robinson	$570,533.00

SCHEDULE 2.9(a)-2

Plan Name:	Coast Federal Bank - Officers & Directors
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
3792	C. William Jackson	$500,000.00
2460	Christine Stalder	$305,747.00
2458	Fred Stalder	$1,222,989.00
463	Harry Pflaumer	$176,484.00
689	Leon Angvire	$29,600.00
2447	Morris Sievert	$5,105.58
3455	Patricia Fritz	$102,941.16
190, 191	Walter Holly	$1,300,000.00
728	Willard Huyck	U

Plan Name:	Coast Federal Bank - SERP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
127	Gilbert Farley	$1,553,508.30
177	Donald Konrad	$303,000.00

SCHEDULE 2.9(a)-3

Plan Name:	Dime - Benefit Restoration Plan
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
3027	Arthur Anderson	U
2493	Carlos R. Munoz	U
2531	Donald Schwartz	U
2220	Elena Ferrara	U
2445	Frank P. Deangelo	U
2478	Franklin L. Wright	U
2481	Fred B. Koons	U
2437	Gene C. Brooks	U
2214	Jack L. Wagner	U
2552	James Kelly	U
2217	John B. Pettit Jr.	U
2216	John W. Sapanski	U
3067	Lawrence W. Peters	U
3086	Marie J. Alleva	U
2418	Murray F. Mascis	U
3056	Peyton Patterson	U
3089	Richard Mirro	U
2167	Richard Parsons	U
3190	Robert J. Murphy	U
1075	Robert Zabawa	$490.25

Plan Name:	Dime - Dir. Ret. Cont.
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2472	Addison Keim	U
2485	Edward Pierce	U
1018	Elizabeth Fanta	U
2215	John Satriale	U
2519	Rebecca Johnson	U
963	Robert Benson	U
3138	Robert Britton	U
3134	Robert Mahony	U
2718	Sanford Zimmerman	U
3040	Virginia Kopp	U

SCHEDULE 2.9(a)-4

Plan Name:	Dime - EVP SERP
Dime - NAMCO SERP
Dime - Individual Contracts
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)	Plan Name
2493	Carlos R. Munoz	U	Dime - EVP SERP
3105	David Totaro	U	Dime - EVP SERP
2437	Eugene C. Brooks	U	Dime - EVP SERP
2481	Fred B. Koons	U	Dime - EVP SERP
2214	Jack L. Wagner	U	Dime - EVP SERP
3082	James M. Mack	U	Dime - EVP SERP
2523	Thomas Ducca	U	Dime - EVP SERP
2993	Covington (Diana) Hardee	U	Dime - Individual Contracts
3620	Harry W. Albright	U	Dime - Individual Contracts
2168	James Large	U	Dime - Individual Contracts
2216	John W. Sapanski	U	Dime - Individual Contracts
2167	Richard Parsons	U	Dime - Individual Contracts

Plan Name:	Dime - Vol. DCP DC
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
3041	Edmund T Valenski	U
3085	Gerald D Filandro	U
2552	James E. Kelly	U
3082	James M. Mack	U
244	Jane E Silverman	$31,649.39
3673	John J Abruzzo	$83,819.29
2740	Kenneth A Schmidt	U
2169	Kevin J McLaughlin	U
2393	Norman Stafford	U
3083	Paul Carroll	U
2548	Paul L Brandel	U
3136	Richard Loconte	U
3144	Robert K Kettenmann	U
2870	Roberta S Treacy	U
2162	Shirley B Bresler	U
2717	Stephen M Lane	U
2501	William M Neuner	U
2511	William S Burns	U

SCHEDULE 2.9(a)-5

Plan Name:	Dime - Vol. DCP Dir BTA
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
3062	Eugene G. Schulz Jr.	U

Plan Name:	Great Western - DC Make-Up
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
835	Aldo Lombardi	$115,733.88
910	Alice Schenk	$202,851.00
833; 1046	Armando Milo	U
1322	Bard Saladin	$119,462.00
1789	Beverly Duane	$49,460.04
1679	Bruce Antenberg	U
728	Donald Rowan	U
1944	Fred Kuntz	$6,417.84
2948	Gerald Pittenger	U
2944	Harold Johnson	U
837	Hope Wilder	$30,000.00
2670; 3271	James Sage	U
2225	Jeannie Bias	U
3055	John Gossett	U
800	Joseph Fellmeth	$449.64
1680	Leni (B) Antenberg	U
3122	Lon Kuehl	U
2112	Louis Boitano	U
1154	Nadine Barbera	$150,000.00
1143	Patricia (B) Smith	$19,984.00
2004	Richard Moore	$102,067.42
1144	Richard Smith	$101,141.00
1749	Robert Akard	U
904	Roberta Yassin	$171,272.00
761	Ronald Rosen	U
1256	Ronald Rosso	U
2516; 2521	Ruben Vasquez	U
1261	Terry Scarlett	U
3213	Theodore Dixon	$17,856.00
1750	Waltraud (B) Akard	U
3520	William Wright	U

SCHEDULE 2.9(a)-6

Plan Name:	Great Western - DCP Roll-in
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
818	Joe Jackson	$35,193.91

Plan Name:	Great Western - DCP - MLC
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2423	David Anderson	U
821	James Little	$218,424.89
3011	Marilynn Pylant	$158,441.27
2336	Mark Robbins	$2,802,014.36
3152	Rahim Shamash	$96,969.58
907	Randall Seltz	$80,000.00
1204	Richard Califano	$49,468.85
3337	Rick Kirk	$438,087.82
1505	Robert Vance	$41,672.91
3646	Saiid Rastegar	$115,637.86
661	Stanley Konopacki	$384,679.58
2702	Steven Johnson	$146,965.00
3030	Susan Goldstein	$188,983.00
885	Thomas Golon	$178,871.00

SCHEDULE 2.9(a)-7

Plan Name:	Great Western - DCP - S&C
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
822	Billy Gastineau	$13,598.06
567	Charles Byrge	$13,630.87
1215	Christine Coburn	U
686	Christopher Milne	$19,415.00
3527	Douglas Crocker	$88,435.08
700	Eldene Norton	$88,003.51
2614	Fred Kuntz	$5,821.38
1041	Gail Bothun	$14,296.29
2542	Gary Runyan	$102,220.51
902	Gerald Egner	$5,775.38
1227	Gregory Schmidt	$116,000.00
921	Harold Sessa	$51,573.98
1364	Jackie Pounds	$226,000.00
1765	Jeff Loventhal	$400,694.32
734	Judith Chambers	$133,373.00
580	Linda Gwyn	$78,000.00
2436	Milton Bledsoe	$140,925.17
845	Philip Shaw	$56,267.72
1141	Richard Smith	$32,668.89
2232	Ronald Santucci	$5,656.53
1357	Sammie Ipock	$50,129.95
565	Sheldon Frank	$45,871.30

SCHEDULE 2.9(a)-8

Plan Name:	Great Western - DCP - SO
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
910	Alice Schenk	$236,610.93
858	Allan Frazier	$84,474.62
3231	Barry Himel	$30,370.14
460	Carl Geuther	U
384	Charles Rossetti	$101,458.41
1577	Charles Sledd	$49,958.52
1529	Donald Cameron	$66,808.00
820	Edward Krause	$110,000.00
448	Gloria Crane	$9,638.98
381	James Montgomery	U
1112	Jane Wood	$60,680.60
818	Joe Jackson	$675,775.85
456	John Maher	U
1137	Michael Clawson	$46,651.37
3216	Patricia Benninger	$37,949.90
472	R. Altman	$429,155.14

Plan Name:	Great Western - Dir DCP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
381	James Montgomery	U
421	John Giovenco	$11,514.50

SCHEDULE 2.9(a)-9

Plan Name:	Great Western - Director Retirement
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2590	Don Combs	$125,298.00
470	H. Frederick Christie	$11,650.00
378	James F. Montgomery	U
459	Janice Gryp	$11,650.00
1129	John Beane	$218,830.00
447	John D. Alexander	U
456	John F. Maher	$2,912.50
421	John V. Giovenco	$58,250.00
2983	Margaret North	$63,000.00
970	Mary Davis	$591,250.00
450	Willis Wood	$2,912.50

Plan Name:	Great Western - ESIP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
482	J. L. Erikson	U
378	James F. Montgomery	U
818	Joe M. Jackson	$4,682.13
1605	Ursula(Michael) Pappas	$48,716.00

Plan Name:	Great Western - GMS
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2944	Harold Johnson	U
2948	Gerald Pittenger	U

SCHEDULE 2.9(a)-10

Plan Name:	Great Western - Gratuitous Retirement
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2235	Robert Holmes	U
411	Francis Jacobs	$55,500.00
1333	James Kemp	$179,731.00
898	William Lemmon	U
1628	Bonnie Miller	$1,590.57
783	Donna Salvin	U

Plan Name:	Great Western - Restoration
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
1679	Bruce Antenberg	U
1246	Ernest Lyons	$374,004.90
481	Jerry Weeks	U
1680	Leni Antenberg	U
471	Phillip Altman	U

SCHEDULE 2.9(a)-11

Plan Name:	Great Western - SERP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
835	Aldo T. Lombardi	$112,092.12
460	Carl F. Geuther	$27,557.49
455, 2915	Clifford A. Miller	$13,967.43
469	Curtis J. Crivelli	U
457, 2741, 2771	Deborah Lascala	U
458	Edward R. Hoffman	U
448	Gloria Crane	$7,420.00
482	J. L. Erikson	U
378	James F. Montgomery	U
459	Janice Gryp	$8,611.74
451	Jaynie Studenmund	$11,062.83
828	Joe M. Jackson	U
456	John F. Maher	U
817	Lamberta R (B) Jackson	U
1118	Ray Sims	U
1605	Ursula Pappas	$401,284.00
898	William Lemmon	U
453	William Schenck	$23,355.00

Plan Name:	Providian - DCP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2237	Daniel Sanford	$189,145.50
3080	Ellen Richey	U
790	Ron Claveloux	$1,812,415.36
2211	Tom Clancy	$102,596.99

Plan Name:	Providian - Individual Contract (Montanari)
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2695	Julie Montanari	$808,678.39

SCHEDULE 2.9(a)-12

Plan Name: Proof of Claim #	Dime - KELP ASB - ELIP Claimant	Filed Claim Amount (U = Unliquidated Claim)	Plan Name
2453	Abraham S Ossip	U	Dime - KELP
3000	Andrew Hickey	U	Dime - KELP
3017	Anthony R Burriesci	U	Dime - KELP
3027	Arthur Anderson	U	Dime - KELP
2998	Arthur Bassin	U	Dime - KELP
2996	Arthur C Bennett	U	Dime - KELP
2493	Carlos Munoz	U	Dime - KELP
2465	D James Daras	U	Dime - KELP
3105	David J Totaro	U	Dime - KELP
2531	Donald P Schwartz	U	Dime - KELP
3708	Edward B Kramer	$281,250.00	Dime - KELP
1729	ELAINE BENT	U	Dime - KELP
2445	Frank DeAngelo	U	Dime - KELP
2478	Franklin Wright	U	Dime - KELP
2437	Gene C Brooks	U	Dime - KELP
3064	Harold E Reynolds c o J Andrew Rahl Jr Esq	U	Dime - KELP
2984	J Edward Diamond	U	Dime - KELP
2214	Jack Wagner	U	Dime - KELP
2552	James E Kelly	U	Dime - KELP
2168	James Jr Large	U	Dime - KELP
2221	Jenne Britell	U	Dime - KELP
2218	Jenne Britell Irrevocable Deed of Trust	U	Dime - KELP
2217	John B Pettit Jr	U	Dime - KELP
1731	JOHN H BENT	U	Dime - KELP
2263	John J Monaghan	$477,000.00	Dime - KELP
2219	John V Brull	U	Dime - KELP
3076	Joseph Jiannetto	U	Dime - KELP
3097	Judson and Paula Croom	U	Dime - KELP
2628	Lawrence J Toal	U	Dime - KELP
3067	Lawrence W Peters c o J Andrew Rahl Jr	U	Dime - KELP
3086	Marie Alleva c o Andrew Rahl Jr	U	Dime - KELP
2427	Michael A Gallagher	U	Dime - KELP
2490	Munoz, Carlos 1999 Irrevocable Life Insurance Trust	U	Dime - KELP
2418	Murray F Mascis	U	Dime - KELP
2393	Norman J Stafford	U	Dime - KELP
3056	Peyton R Patterson c o J Andrew Rahl Jr	U	Dime - KELP
3270	Phyllis Marino c o J Andrew Rahl Jr	U	Dime - KELP

SCHEDULE 2.9(a)-13

2167	Richard Parsons	U	Dime - KELP
2164	Richard Terzian co J Andrew Rahl Jr Esq	U	Dime - KELP
3089	Richard A Mirro c o J Andrew Rahl Jr Esq	U	Dime - KELP
1536	Rita L Bligh	$80,805.00	Dime - KELP
3190	Robert Murphy c o J Andrew Rahl Jr Esq	U	Dime - KELP
2166	Robert Turner	U	Dime - KELP
3144	Robert K Kettenmann	U	Dime - KELP
3214	Roger Williams	$480,000.00	Dime - KELP
3037	Stark, Dennis (Dennis E Stark Fund at the Rhode Island Community Foundation)	U	Dime - KELP
1817	Thomas VanArsdale	U	Dime - KELP
2523	Thomas J Ducca	U	Dime - KELP
3186	Toal Descendants Insurance Trust c o J Andrew Rahl Jr	U	Dime - KELP
3188	William Phillips c o J Andrew Rahl Jr	U	Dime - KELP
2161	William III Candee	U	Dime - KELP
2160	William J Candee IV Trustee	U	Dime - KELP
1366	Arthur Porter	$475,000.00	ASB - ELIP
2666	Don L Rigsbee	$200,000.00	ASB - ELIP
1881	W B Robinson	$670,000.00	ASB - ELIP

SCHEDULE 2.9(a)-14

Plan Name:	CCBI - Indivdual Contracts
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2684	James Daley	$827,377.00

Plan Name:	Miscellaneous Individual Contracts
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2407	Alice Bogue	U
2326	James Calderhead	U
1234	Norma Fine-Eckley	U
706	Barbara Newbould	$700.68
1389	Avon Pirozuk	$10,921.75
1595	Louise Arneson	$28,107.38
2256	Daniel Relf	U
635	Anthony Nocella	$2,022,720.00
634	Barry Burkholder	$3,155,136.00

SCHEDULE 2.9(a)-15

Wells Fargo Great Western Trustee Claims
Date Filed	Claim No.	Name	Total Filed Claim Amount	Debtor Name	Nature
3/31/2009	2868	Wells Fargo Bank NA in its Capacity as Trustee of the Great Western Financial Corporation Umbrella Trust for Directors	13,121,013	Washington Mutual, Inc.	Secured
3/31/2009	2863	Wells Fargo Bank NA in its Capacity as Trustee of the Great Western Financial Corporation Umbrella Trust for Senior Officers	146,090,779	Washington Mutual, Inc.	Secured

SCHEDULE 2.9(a)-16

SCHEDULE 2.9(c)

LIST OF CLAIMS ASSOCIATED
WITH OTHER BENEFIT PLANS

SCHEDULE 2.9(c)

Plan Name:	American Savings Bank - DCP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
101	Fred Schweer	$264,174.67
418	Harold J. Hendricks	$308,379.00
1720	Karin Hill	$24,664.80
2883	Kathleen C. O'Mara	U
2929	Melody Gayeski	$23,987.39
1292	Michael Moore	$181,000.00
323	Robert Thurston	$150,625.00
1024	Ruth Price	$4,232.02

SCHEDULE 2.9(c)-1

Plan Name:	ASB – SERP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2194	Andrew Shiozaki	$150,500.00
1366	Arthur Porter	$1,116,000.00
2648	Brian Dale Shea	$295,590.00
2644	Carl Formato	$108,024.08
2645	Carolyn McKenzie	$592,436.16
2058	Craig Davis	$887,628.00
2459	Donald Royer	U
688	Doris Stern	U
2029	Faris Weber	U
101	Fred Schweer	$270,240.21
2641	Gloria Gowens	$142,632.00
1457	James Izu	$357,199.20
1851	James Parese	$4,251.00
2642	Jimmy Holland	$442,646.00
1067	John Freed	U
327	John Nunn	U
2066	John R. Donohue	$1,420,320.00
2650	Johnette Dowden Holland	$221,323.00
2071	Karen Christensen	$648,000.00
2392	Mario Antoci	$4,888,980.00
1081	Mary Light	U
2643	Mary Locatelli	U
3009	Melody Gayeski	U
2647	Mitchell Rosenberg	$656,910.00
973	Patricia Joyce	U
2011	Richard Grout	$101,867.40
2068	Robert Barnum	$1,704,432.00
1773	Robert Henske	$117,464.00
2090	Samuel T.R Revell	U
1582	Ted Yates	U
2176	Thomas Borer	$68,854.00
3731	Verne Griscom	$38,075.32
2518	W Brent Robinson	$570,533.00

SCHEDULE 2.9(c)-2

Plan Name:	Coast Federal Bank - Officers & Directors
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
3792	C. William Jackson	$500,000.00
2460	Christine Stalder	$305,747.00
2458	Fred Stalder	$1,222,989.00
463	Harry Pflaumer	$176,484.00
689	Leon Angvire	$29,600.00
2447	Morris Sievert	$5,105.58
3455	Patricia Fritz	$102,941.16
190, 191	Walter Holly	$1,300,000.00
728	Willard Huyck	U

Plan Name:	Coast Federal Bank - SERP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
127	Gilbert Farley	$1,553,508.30
177	Donald Konrad	$303,000.00

SCHEDULE 2.9(c)-3

Plan Name:	Dime - Benefit Restoration Plan
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
3027	Arthur Anderson	U
2493	Carlos R. Munoz	U
2531	Donald Schwartz	U
2220	Elena Ferrara	U
2445	Frank P. Deangelo	U
2478	Franklin L. Wright	U
2481	Fred B. Koons	U
2437	Gene C. Brooks	U
2214	Jack L. Wagner	U
2552	James Kelly	U
2217	John B. Pettit Jr.	U
2216	John W. Sapanski	U
3067	Lawrence W. Peters	U
3086	Marie J. Alleva	U
2418	Murray F. Mascis	U
3056	Peyton Patterson	U
3089	Richard Mirro	U
2167	Richard Parsons	U
3190	Robert J. Murphy	U
1075	Robert Zabawa	$490.25

Plan Name:	Dime - Dir. Ret. Cont.
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2472	Addison Keim	U
2485	Edward Pierce	U
1018	Elizabeth Fanta	U
2215	John Satriale	U
2519	Rebecca Johnson	U
963	Robert Benson	U
3138	Robert Britton	U
3134	Robert Mahony	U
2718	Sanford Zimmerman	U
3040	Virginia Kopp	U

SCHEDULE 2.9(c)-4

Plan Name:	Dime - EVP SERP
Dime - NAMCO SERP
Dime - Individual Contracts
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)	Plan Name
2493	Carlos R. Munoz	U	Dime - EVP SERP
3105	David Totaro	U	Dime - EVP SERP
2437	Eugene C. Brooks	U	Dime - EVP SERP
2481	Fred B. Koons	U	Dime - EVP SERP
2214	Jack L. Wagner	U	Dime - EVP SERP
3082	James M. Mack	U	Dime - EVP SERP
2523	Thomas Ducca	U	Dime - EVP SERP
2993	Covington (Diana) Hardee	U	Dime - Individual Contracts
3620	Harry W. Albright	U	Dime - Individual Contracts
2168	James Large	U	Dime - Individual Contracts
2216	John W. Sapanski	U	Dime - Individual Contracts
2167	Richard Parsons	U	Dime - Individual Contracts

Plan Name:	Dime - Vol. DCP DC
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
3041	Edmund T Valenski	U
3085	Gerald D Filandro	U
2552	James E. Kelly	U
3082	James M. Mack	U
244	Jane E Silverman	$31,649.39
3673	John J Abruzzo	$83,819.29
2740	Kenneth A Schmidt	U
2169	Kevin J McLaughlin	U
2393	Norman Stafford	U
3083	Paul Carroll	U
2548	Paul L Brandel	U
3136	Richard Loconte	U
3144	Robert K Kettenmann	U
2870	Roberta S Treacy	U
2162	Shirley B Bresler	U
2717	Stephen M Lane	U
2501	William M Neuner	U

SCHEDULE 2.9(c)-5

2511	William S Burns	U

SCHEDULE 2.9(c)-6

Plan Name:	Dime - Vol. DCP Dir BTA
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
3062	Eugene G. Schulz Jr.	U

Plan Name:	Great Western - DC Make-Up
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
835	Aldo Lombardi	$115,733.88
910	Alice Schenk	$202,851.00
833; 1046	Armando Milo	U
1322	Bard Saladin	$119,462.00
1789	Beverly Duane	$49,460.04
1679	Bruce Antenberg	U
728	Donald Rowan	U
1944	Fred Kuntz	$6,417.84
2948	Gerald Pittenger	U
2944	Harold Johnson	U
837	Hope Wilder	$30,000.00
2670; 3271	James Sage	U
2225	Jeannie Bias	U
3055	John Gossett	U
800	Joseph Fellmeth	$449.64
1680	Leni (B) Antenberg	U
3122	Lon Kuehl	U
2112	Louis Boitano	U
1154	Nadine Barbera	$150,000.00
1143	Patricia (B) Smith	$19,984.00
2004	Richard Moore	$102,067.42
1144	Richard Smith	$101,141.00
1749	Robert Akard	U
904	Roberta Yassin	$171,272.00
761	Ronald Rosen	U
1256	Ronald Rosso	U
2516; 2521	Ruben Vasquez	U
1261	Terry Scarlett	U
3213	Theodore Dixon	$17,856.00
1750	Waltraud (B) Akard	U

SCHEDULE 2.9(c)-7

3520	William Wright	U

SCHEDULE 2.9(c)-8

Plan Name:	Great Western - DCP Roll-in
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
818	Joe Jackson	$35,193.91

Plan Name:	Great Western - DCP - MLC
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2423	David Anderson	U
821	James Little	$218,424.89
3011	Marilynn Pylant	$158,441.27
2336	Mark Robbins	$2,802,014.36
3152	Rahim Shamash	$96,969.58
907	Randall Seltz	$80,000.00
1204	Richard Califano	$49,468.85
3337	Rick Kirk	$438,087.82
1505	Robert Vance	$41,672.91
3646	Saiid Rastegar	$115,637.86
661	Stanley Konopacki	$384,679.58
2702	Steven Johnson	$146,965.00
3030	Susan Goldstein	$188,983.00
885	Thomas Golon	$178,871.00

SCHEDULE 2.9(c)-9

Plan Name:	Great Western - DCP - S&C
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
822	Billy Gastineau	$13,598.06
567	Charles Byrge	$13,630.87
1215	Christine Coburn	U
686	Christopher Milne	$19,415.00
3527	Douglas Crocker	$88,435.08
700	Eldene Norton	$88,003.51
2614	Fred Kuntz	$5,821.38
1041	Gail Bothun	$14,296.29
2542	Gary Runyan	$102,220.51
902	Gerald Egner	$5,775.38
1227	Gregory Schmidt	$116,000.00
921	Harold Sessa	$51,573.98
1364	Jackie Pounds	$226,000.00
1765	Jeff Loventhal	$400,694.32
734	Judith Chambers	$133,373.00
580	Linda Gwyn	$78,000.00
2436	Milton Bledsoe	$140,925.17
845	Philip Shaw	$56,267.72
1141	Richard Smith	$32,668.89
2232	Ronald Santucci	$5,656.53
1357	Sammie Ipock	$50,129.95
565	Sheldon Frank	$45,871.30

SCHEDULE 2.9(c)-10

Plan Name:	Great Western - DCP - SO
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
910	Alice Schenk	$236,610.93
858	Allan Frazier	$84,474.62
3231	Barry Himel	$30,370.14
460	Carl Geuther	U
384	Charles Rossetti	$101,458.41
1577	Charles Sledd	$49,958.52
1529	Donald Cameron	$66,808.00
820	Edward Krause	$110,000.00
448	Gloria Crane	$9,638.98
381	James Montgomery	U
1112	Jane Wood	$60,680.60
818	Joe Jackson	$675,775.85
456	John Maher	U
1137	Michael Clawson	$46,651.37
3216	Patricia Benninger	$37,949.90
472	R. Altman	$429,155.14

Plan Name:	Great Western - Dir DCP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
381	James Montgomery	U
421	John Giovenco	$11,514.50

SCHEDULE 2.9(c)-11

Plan Name:	Great Western - Director Retirement
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2590	Don Combs	$125,298.00
470	H. Frederick Christie	$11,650.00
378	James F. Montgomery	U
459	Janice Gryp	$11,650.00
1129	John Beane	$218,830.00
447	John D. Alexander	U
456	John F. Maher	$2,912.50
421	John V. Giovenco	$58,250.00
2983	Margaret North	$63,000.00
970	Mary Davis	$591,250.00
450	Willis Wood	$2,912.50

Plan Name:	Great Western - ESIP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
482	J. L. Erikson	U
378	James F. Montgomery	U
818	Joe M. Jackson	$4,682.13
1605	Ursula(Michael) Pappas	$48,716.00

Plan Name:	Great Western - GMS
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2944	Harold Johnson	U
2948	Gerald Pittenger	U

SCHEDULE 2.9(c)-12

Plan Name:	Great Western - Gratuitous Retirement
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2235	Robert Holmes	U
411	Francis Jacobs	$55,500.00
1333	James Kemp	$179,731.00
898	William Lemmon	U
1628	Bonnie Miller	$1,590.57
783	Donna Salvin	U

Plan Name:	Great Western - Restoration
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
1679	Bruce Antenberg	U
1246	Ernest Lyons	$374,004.90
481	Jerry Weeks	U
1680	Leni Antenberg	U
471	Phillip Altman	U

SCHEDULE 2.9(c)-13

Plan Name:	Great Western - SERP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
835	Aldo T. Lombardi	$112,092.12
460	Carl F. Geuther	$27,557.49
455, 2915	Clifford A. Miller	$13,967.43
469	Curtis J. Crivelli	U
457, 2741, 2771	Deborah Lascala	U
458	Edward R. Hoffman	U
448	Gloria Crane	$7,420.00
482	J. L. Erikson	U
378	James F. Montgomery	U
459	Janice Gryp	$8,611.74
451	Jaynie Studenmund	$11,062.83
828	Joe M. Jackson	U
456	John F. Maher	U
817	Lamberta R (B) Jackson	U
1118	Ray Sims	U
1605	Ursula Pappas	$401,284.00
898	William Lemmon	U
453	William Schenck	$23,355.00

Plan Name:	Providian - DCP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2237	Daniel Sanford	$189,145.50
3080	Ellen Richey	U
790	Ron Claveloux	$1,812,415.36
2211	Tom Clancy	$102,596.99

Plan Name:	Providian - Individual Contract (Montanari)
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2695	Julie Montanari	$808,678.39

SCHEDULE 2.9(c)-14

Plan Name:	Dime - KELP
ASB - ELIP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)	Plan Name

2453	Abraham S Ossip	U	Dime - KELP
3000	Andrew Hickey	U	Dime - KELP
3017	Anthony R Burriesci	U	Dime - KELP
3027	Arthur Anderson	U	Dime - KELP
2998	Arthur Bassin	U	Dime - KELP
2996	Arthur C Bennett	U	Dime - KELP
2493	Carlos Munoz	U	Dime - KELP
2465	D James Daras	U	Dime - KELP
3105	David J Totaro	U	Dime - KELP
2531	Donald P Schwartz	U	Dime - KELP
3708	Edward B Kramer	$281,250.00	Dime - KELP
1729	ELAINE BENT	U	Dime - KELP
2445	Frank DeAngelo	U	Dime - KELP
2478	Franklin Wright	U	Dime - KELP
2437	Gene C Brooks	U	Dime - KELP
3064	Harold E Reynolds c o J Andrew Rahl Jr Esq	U	Dime - KELP
2984	J Edward Diamond	U	Dime - KELP
2214	Jack Wagner	U	Dime - KELP
2552	James E Kelly	U	Dime - KELP
2168	James Jr Large	U	Dime - KELP
2221	Jenne Britell	U	Dime - KELP
2218	Jenne Britell Irrevocable Deed of Trust	U	Dime - KELP
2217	John B Pettit Jr	U	Dime - KELP
1731	JOHN H BENT	U	Dime - KELP
2263	John J Monaghan	$477,000.00	Dime - KELP
2219	John V Brull	U	Dime - KELP
3076	Joseph Jiannetto	U	Dime - KELP
3097	Judson and Paula Croom	U	Dime - KELP
2628	Lawrence J Toal	U	Dime - KELP
3067	Lawrence W Peters c o J Andrew Rahl Jr	U	Dime - KELP
3086	Marie Alleva c o Andrew Rahl Jr	U	Dime - KELP
2427	Michael A Gallagher	U	Dime - KELP
2490	Munoz, Carlos 1999 Irrevocable Life Insurance Trust	U	Dime - KELP
2418	Murray F Mascis	U	Dime - KELP
2393	Norman J Stafford	U	Dime - KELP
3056	Peyton R Patterson c o J Andrew Rahl Jr	U	Dime - KELP
3270	Phyllis Marino c o J Andrew Rahl Jr	U	Dime - KELP

SCHEDULE 2.9(c)-15

2167	Richard Parsons	U	Dime - KELP
2164	Richard Terzian co J Andrew Rahl Jr Esq	U	Dime - KELP
3089	Richard A Mirro c o J Andrew Rahl Jr Esq	U	Dime - KELP
1536	Rita L Bligh	$80,805.00	Dime - KELP
3190	Robert Murphy c o J Andrew Rahl Jr Esq	U	Dime - KELP
2166	Robert Turner	U	Dime - KELP
3144	Robert K Kettenmann	U	Dime - KELP
3214	Roger Williams	$480,000.00	Dime - KELP
3037	Stark, Dennis (Dennis E Stark Fund at the Rhode Island Community Foundation)	U	Dime - KELP
1817	Thomas VanArsdale	U	Dime - KELP
2523	Thomas J Ducca	U	Dime - KELP
3186	Toal Descendants Insurance Trust c o J Andrew Rahl Jr	U	Dime - KELP
3188	William Phillips c o J Andrew Rahl Jr	U	Dime - KELP
2161	William III Candee	U	Dime - KELP
2160	William J Candee IV Trustee	U	Dime - KELP
1366	Arthur Porter	$475,000.00	ASB - ELIP
2666	Don L Rigsbee	$200,000.00	ASB - ELIP
1881	W B Robinson	$670,000.00	ASB - ELIP

SCHEDULE 2.9(c)-16

Plan Name:	CCBI - Indivdual Contracts
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2684	James Daley	$827,377.00

Plan Name:	Miscellaneous Individual Contracts
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2407	Alice Bogue	U
2326	James Calderhead	U
1234	Norma Fine-Eckley	U
706	Barbara Newbould	$700.68
1389	Avon Pirozuk	$10,921.75
1595	Louise Arneson	$28,107.38
2256	Daniel Relf	U
635	Anthony Nocella	$2,022,720.00
634	Barry Burkholder	$3,155,136.00

SCHEDULE 2.9(c)-17

Wells Fargo Great Western Trustee Claims
Date Filed	Claim No.	Name	Total Filed Claim Amount	Debtor Name	Nature
3/31/2009	2868	Wells Fargo Bank NA in its Capacity as Trustee of the Great Western Financial Corporation Umbrella Trust for Directors	13,121,013	Washington Mutual, Inc.	Secured
3/31/2009	2863	Wells Fargo Bank NA in its Capacity as Trustee of the Great Western Financial Corporation Umbrella Trust for Senior Officers	146,090,779	Washington Mutual, Inc.	Secured

SCHEDULE 2.9(c)-18

SCHEDULE 2.10

LIST OF CLAIMS ASSOCIATED
WITH QUALIFIED PLANS

SCHEDULE 2.10

POC #	Filed Claim Amount	Claimant Name	Debtor	Nature
155	$63,877.18	Carey M Brennan	WMI	Priority
498	$21,779.65	DEAN B ARNOLD	WMI	Priority
573	$188,084.00	John F Robinson	WMI	Priority
705	Unliquidated	B JOYCE PATTERSON	WMI	General Unsecured
708	Unliquidated	NUBAR ERAMIAN	WMI	General Unsecured
793	Unliquidated	ERNEST PORTER	WMI	General Unsecured
819	Unliquidated	DIANNE KRAUSE	WMI	Priority
827	Unliquidated	ERMA L DESLONGCHAMPS	WMI	General Unsecured
841	Unliquidated	ELVIRA A DREIZLER	WMI	Priority
886	Unliquidated	ELLEN CHING	WMI	Priority
888	$20,000.00	ELINORE J KRAUSE	WMI	Priority
890	Unliquidated	R Stephan	WMI	General Unsecured
891	Unliquidated	ROBERT B DREIZLER	WMI	Priority
937	$214,078.00	BARBARA J SNYDER	WMI	Priority
941	Unliquidated	HELENE GUTOWITZ	WMI	Priority
977	Unliquidated	WILLIAM O PHEGLEY	WMI	General Unsecured
989	Unliquidated	O BRIEN BISSOO	WMI	General Unsecured
1056	Unliquidated	HELEN HORNIKEL	WMI	Secured
1060	Unliquidated	JANET MAYOTTE	WMI	Priority
1098	Unliquidated	GEORGEANE LAWLER	WMI	Priority
1138	Unliquidated	DORIS ASPEL	WMI	General Unsecured
1182	$133,671.00	Melba Ann Bartels	WMI	Priority
1217	$47,105.47	RADHA THOMPSON	WMI	Priority
1258	Unliquidated	CONNIE L HAMILTON	WMI	Priority
1287	Unliquidated	RICHARD STEWART	WMI	Secured
1396	Unliquidated	G YOUNTS	WMI	Priority
1425	Unliquidated	R VALDEZ	WMI	General Unsecured
1430	$35,000.00	Marvin Allen Baldwin Jr	WMI	Secured
1436	Unliquidated	GLORIA MORSCH	WMI	General Unsecured
1452	Unliquidated	STEPHEN F ADAMS	WMI	General Unsecured
1478	Unliquidated	VIRGINIA A TARAMASCO	WMI	General Unsecured
1478	Unliquidated	VIRGINIA A TARAMASCO	WMI	Priority
1482	Unliquidated	Elinor Jeanne Whornham	WMI	Priority
1578	$30,089.85	CHERYL A FELTGEN	WMI	Priority
1669	Unliquidated	GWENDOLYN A HEATH	WMI	Priority
1673	Unliquidated	ANN L PIKE	WMI	General Unsecured
1679	Unliquidated	BRUCE F ANTENBERG	WMI	General Unsecured
1680	Unliquidated	LENI E ANTENBERG	WMI	General Unsecured
1690	$566,628.00	Marc Wane	WMI	Priority
1735	$57,591.36	GERALDINE KING	WMI	Priority

SCHEDULE 2.10-1

1749	Unliquidated	ROBERT B AKARD	WMI	General Unsecured
1750	Unliquidated	WALTRAUD AKARD	WMI	General Unsecured
1784	Unliquidated	ELEANOR FOX	WMI	General Unsecured
1785	Unliquidated	JEROME M RICKS	WMI	Secured
1794	Unliquidated	MARIE B BABAYAN	WMI	Priority
1799	$823,497.60	Geoffrey G Olsen	WMI	Priority
1811	Unliquidated	DOUGLAS THORNSJO	WMI	Priority
1811	Unliquidated	DOUGLAS THORNSJO	WMI	Secured
1812	$499.11	ESTHER RUIZ	WMI	Secured
1813	Unliquidated	NIELS JORGENSEN	WMI	Priority
1853	Unliquidated	ELLISON RABUN	WMI	General Unsecured
1883	Unliquidated	Gordon McKay	WMI	Priority
1885	Unliquidated	JAMES HENSCHEL	WMI	General Unsecured
1888	Unliquidated	J VALDES CUGAT	WMI	General Unsecured
1889	Unliquidated	ROLLIN AYERS	WMI	General Unsecured
1939	Unliquidated	BERNICE C BAKER	WMI	General Unsecured
1955	$956,387.00	Donna J Wardlow	WMI	Priority
2042	Unliquidated	THERESA MULRANE	WMI	General Unsecured
2054	Unliquidated	BETTE JACOBSON	WMI	General Unsecured
2086	Unliquidated	CHARLOTTE J GORE	WMI	Priority
2226	$100,000.00	HOWARD P ARATA	WMI	Priority
2250	Unliquidated	ROBERT MANNING	WMI	Priority
2251	Unliquidated	CAROLINE STAKELON	WMI	Priority
2255	$565,316.39	Michael A Wolf	WMI	Secured
2273	Unliquidated	KRYSTYNA KACZMARSKI	WMI	General Unsecured
2277	Unliquidated	VIRGINIA J MAGUIRE	WMI	General Unsecured
2358	Unliquidated	RUBY P ALDERMAN	WMI	Priority
2362	$483,319.00	Edward Smith Jr	WMI	General Unsecured
2434	Unliquidated	ROBERT S NOBLE	WMI	General Unsecured
2452	$941,380.34	John Engman	WMI	Secured
2474	Unliquidated	Norman Parker	WMI	Secured
2488	Unliquidated	JAMES L HESTER	WMI	Priority
2491	Unliquidated	THERESE A ASTI	WMI	Priority
2498	$161.59	J Leticia Serrado	WMI	Priority
2502	Unliquidated	Merrill Wall	WMI	Secured
2508	Unliquidated	Robert Stevens	WMI	Secured
2510	Unliquidated	Charles Rinehart	WMI	Secured
2514	Unliquidated	Edward McGrath	WMI	Secured
2517	Unliquidated	George Miranda	WMI	Secured
2545	$432,390.00	Janice D Turner	WMI	Priority
2557	Unliquidated	MARILYN E KIRK	WMI	General Unsecured
2596	Unliquidated	SHIFFIE DILIBERTO	WMI	General Unsecured

SCHEDULE 2.10-2

2657	Unliquidated	Carol Hove Ahmanson	WMI	General Unsecured
2751	Unliquidated	Bruce Crouch	WMI	General Unsecured
2751	Unliquidated	Bruce Crouch	WMI	Secured
2772	$2,210.00	Heinz and Gerlinde Beneke	WMI	Priority
2772	$40,442.00	Heinz and Gerlinde Beneke	WMI	General Unsecured
2837	Unliquidated	RICHARD CAREAGA	WMI	Priority
2849	Unliquidated	JERRY HAVRANEK	WMI	General Unsecured
2924	Unliquidated	MARY NIGRO	WMI	General Unsecured
2954	Unliquidated	EDYTHE HAVRANEK	WMI	General Unsecured
2963	$628,144.00	Elaine Schoch	WMI	Priority
2967	$4,000.00	ELIZABETH M SCHAEFFER ILEY	WMI	General Unsecured
3032	Unliquidated	Leanne M Matthews	WMI	General Unsecured
3111	Unliquidated	STELLA ELEFTHERIADIS	WMI	Priority
3119	Unliquidated	Richard Deihl	WMI	Secured
3119	Unliquidated	Richard Deihl	WMI	General Unsecured
3157	Unliquidated	LOIS R COTTON	WMI	General Unsecured
3167	Unliquidated	Robert De Kruif	WMI	Secured
3167	Unliquidated	Robert De Kruif	WMI	General Unsecured
3171	Unliquidated	Jerry Iverson	WMI	Secured
3171	Unliquidated	Jerry Iverson	WMI	General Unsecured
3173	Unliquidated	E NANCY MARKLE	WMI	Secured
3173	Unliquidated	E NANCY MARKLE	WMI	General Unsecured
3181	Unliquidated	CHARLES E HARTZELL	WMI	General Unsecured
3182	Unliquidated	HELEN C HARTZELL	WMI	General Unsecured
3195	Unliquidated	MARILYN CAPALDO	WMI	General Unsecured
3235	Unliquidated	MARION J HENTZ	WMI	General Unsecured
3355	Unliquidated	GLORIA V HOST	WMI	Secured
3530	Unliquidated	WILLIAM WRIGHT	WMI	General Unsecured
3541	$66,846.96	Harold Marvin Medgpath	WMI	Priority
3552	Unliquidated	MARC B WRIGHT	WMI	Priority
3623	$174,561.70	James Corcoran	WMI	General Unsecured

SCHEDULE 2.10-3

Lakeview Claim

POC #	Claimant Name	Filed Claim Amount	Debtor	Nature
2838	RICHARD GREGORY SKINNER	$214,699.00	Washington Mutual, Inc.	Priority

Safeco Surety Bond Claim

Date Filed	Claim No.	Name	Total Field Claim Amount	Debtor Name	Nature
08/12/2009	3760	Safeco Insurance Company of America	2,701,755	WMI	Secured
08/12/2009	3760	Safeco Insurance Company of America	222,798,245	WMI	General Unsecured

SCHEDULE 2.10-4

SCHEDULE 2.11(a)

LIST OF TOWER INSURANCE PROGRAMS
POLICIES AND BOND

SCHEDULE 2.11(a)

Schedule 2.11(a)
Blended Tower Insurance Program:

Type	Policy Term	Expiration	Policy Number	Line of Coverage	Carrier
Blended Program	5/1/07 - 5/1/08		509/QA015407	Primary	Lloyds of London
Blended Program	5/1/07 - 5/1/08		IPR 3757675-02	1st Excess	Zurich
Blended Program	5/1/07 - 5/1/08		6804-4507	2nd Excess	Federal Insurance Co.
Blended Program	5/1/07 - 5/1/08		741-99-20	3rd Excess	National Union Fire Insurance Co.
Blended Program	5/1/07 – 5/1/08		BFI0014974-01	3rd Excess	Arch
Financial Institution Bond	5/1/07 - 5/1/08		509/QA015607	Excess FIB/ECCP	Lloyds of London
Blended Program	5/1/08 - 5/1/09		FD0806211	Primary	Lloyds of London
Blended Program	5/1/08 - 5/1/09		14-MG-08-A9112	1st Excess	HCC
Blended Program	5/1/08 - 5/1/09		C009430/001	2nd Excess	Allied World Assurance Co.
Blended Program	5/1/08 - 5/1/09		00-474-69-61	3rd Excess	AIG Casualty Co
Blended Program	5/1/08 - 5/1/09		DOX G23646298 001	4th Excess	ACE USA Professional Risk
Financial Institution Bond	5/1/08 - 5/1/09	9/26/08	8212-6709	Excess FIB/ECCP	Federal Insurance Co.
Financial Institution Bond	5/1/08 - 5/1/09	9/26/08	478-11-50	Excess FIB/ECCP	National Union Fire Insurance Co.
Financial Institution Bond	5/1/08 - 5/1/09	9/26/08	FID 596698800	Excess FIB/ECCP	Zurich

Blended Program = Financial Institution Bond, Electronic and Computer Crime, Banker’s Professional Liability, Employment Practices Liability and Fiduciary Liability coverage.

FIB = Financial Institution Bond

Directors & Officers Insurance:

Type	Policy Term	Expiration	Policy Number	Line of Coverage	Carrier
ABC D&O	5/01/07 – 05/01/08		741-98-06	Primary	Chartis
ABC D&O	5/01/07 – 05/01/08		ELU097687-07	1st Excess	XL Specialty Insurance Co.
ABC D&O	5/01/07 – 05/01/08		00 DA 1497374-07	2nd Excess	Twin City Fire Insurance Co.
ABC D&O	5/01/07 – 05/01/08		DOX G21669994 004	3rd Excess	ACE American Insurance Co.
ABC D&O	5/01/07 – 05/01/08		DOX0006090-02	4th Excess	Arch Insurance Group
ABC D&O	5/01/07 – 05/01/08		8208-3395	5th Excess	Federal Insurance Co.
ABC D&O	5/01/07 – 05/01/08		287127607	5th Excess	Continental Casualty Co.
ABC D&O	5/01/07 – 05/01/08		590CM2684	6th Excess	St. Paul Travelers Inc.
ABC D&O	5/01/07 – 05/01/08		G238226001	7th Excess	Ace Westchester
ABC D&O	5/01/07 – 05/01/08		HS625033	7th Excess	RSUI Group, Inc.

SCHEDULE 2.11(a)-1

Type	Policy Term	Expiration	Policy Number	Line of Coverage	Carrier
ABC D&O	5/01/07 – 05/01/08		347-2092	8th Excess	National Union Fire Insurance Co.
Side A	5/01/07 – 05/01/08		ELU097685-07	Primary Side A	XL Specialty Insurance Co.
Side A	5/01/07 – 05/01/08		6802-6117	Side A 1st Excess	Federal Insurance Co.
Side A	5/01/07 – 05/01/08		00DA021819707	Side A 2nd Excess	Twin City Fire Insurance Co.
Side A	5/01/07 – 05/01/08		287127641	Side A 3rd Excess	CNA Global Specialty Lines
Side A	5/01/07 – 05/01/08		RNN713043/01/2007	Side A 3rd Excess	Axis Financial Insurance
Side A	5/01/07 – 05/01/08		QA015507	Side A 4th Excess	Lloyds of London
ABC D&O	5/1/08 - 5/1/09		ELU104380-08	Primary	XL Specialty Insurance Co.
ABC D&O	5/1/08 - 5/1/09		463-33-47	1st Excess	National Union Fire Insurance Co.
Side A	5/1/08 - 5/1/09		287127641	Primary Side A	Columbia Casualty Co.
Side A	5/1/08 - 5/1/09		MNN 713043/01/2008	Side A 1st Excess	Axis Insurance Co.
Side A	5/1/08 - 5/1/09		DOX G21669994 005	Side A 2nd Excess	ACE USA Professional Risk
Side A	5/1/08 - 5/1/09		ABX0027001-00	Side A 3rd Excess	Arch Insurance Co.
Side A	5/1/08 - 5/1/09		NHS628955	Side A 4th Excess	RSUI Indemnity Co.
Side A	5/1/08 - 5/1/09		358-0734	Side A 5th Excess	AIG Casualty Co.
Side A	5/1/08 - 5/1/09		14-MG-08-A9106	Side A 6th Excess	Houston Casualty Co.
Side A	5/1/08 - 5/1/09		B0509QA027908	Side A 7th Excess	Lloyd's of London
Side A	5/1/08 - 5/1/09		C009436/001	Side A 8th Excess	Allied World Assurance Co.
Side A	5/1/08 - 5/1/09		XMI0800039	Side A 9th Excess	Scottsdale Indemnity Co.
DIP D&O (Post-petition)	9/26/08-9/26/09		ELU108345-08	1st Extension	XL Specialty Insurance Co.
DIP D&O (Post-petition)	9/26/09-9/26/10		ELU108345-08	2nd Extension	XL Specialty Insurance Co.
D&O Run-off (Pre-petition)	9/26/08-5/1/10		ELU104380-08	1st Extension	XL Specialty Insurance Co.
D&O Run-off (Pre-petition)	5/1/10-5/1/12		ELU104380-08	2nd Extension	XL Specialty Insurance Co.

SCHEDULE 2.11(a)-2

SCHEDULE 2.15(a)

LIST OF CLAIMS ASSOCIATED
WITH VISA SHARES

SCHEDULE 2.15(a)

Claim No.	Name	Total Filed Claim Amount	Debtor Name	Nature
2483	Visa USA Inc	Unliquidated	WMI	GUC & Secured
2787	JPMorgan Chase Bank National Association	Unliquidated	WMI	GUC & Secured
2812	David L Mitchell Esq and Thomas B Hatch Esq.	5,064,200,000	WMI	GUC
3260	JPMorgan Chase Bank National Association	Unliquidated	WMI	GUC & Secured

SCHEDULE 2.15(a)-1

SCHEDULE 2.21

LIST OF BKK-RELATED POLICIES
AND BKK-RELATED CARRIERS

SCHEDULE 2.21

BKK-RELATED POLICIES

CARRIER	POLICY	YEARS
Aetna/Associated Int’l Ins. Co.	59XN20WCA and all policies identified as underlying insurance in such policy	4/1/85 – 4/1/86
Aetna/Travelers	59XN10WCA and all policies identified as underlying insurance in such policy	04/01/84 – 04/01/85
Aetna/Travelers	59XN6WCA and all policies identified as underlying insurance in such policy	04/01/83 – 04/01/84
Aetna/Travelers	33AL800011SC(Y)	04/01/68 – 05/16/71
American Home/AIG	275-00-26 and all policies identified as underlying insurance in such policy	Excess Umbrella 11/28/72 – 11/28/75
American Home/AIG	359-15-34 and all policies identified as underlying insurance in such policy	Excess Umbrella 04/01/75 – 04/01/78
Central National of Omaha (ACE)	CNU 16-38-24	04/01/82 – 04/01/83
Central National of Omaha (ACE)	CNU 00-14-16 and all policies identified as underlying insurance in such policy	04/01/83 – 04/01/84

SCHEDULE 2.21-1

CARRIER	POLICY	YEARS
Century Indemnity Company (ACE)	CIU 55-05-74 and all policies identified as underlying insurance in such policy	04/01/84 – 04/01/85
Century Indemnity Company (ACE)	CIU 551990 and all policies identified as underlying insurance in such policy	04/01/85 – 04/01/86
Century Indemnity Company (ACE)	CIU 55-25-53 and all policies identified as underlying insurance in such policy	4/1/86 – 4/1/87
Federal Insurance Company	79205803 and all policies identified as underlying insurance in such policy	04/01/75 – 04/01/78
Federal Insurance Company	FMP6825264 (64A, 64B 64C)	05/16/71 – 05/16/76
Federal Insurance Company	3510-74-10	12/31/76 – 04/01/86
Federal Insurance Company	GLP(85)7143-81-57	04/01/80 – 04/01/86
Federal Insurance Company	GLP(79)7762-37-44	04/01/72 – 12/31/79
Fireman’s Fund Ins. Co.	XLX 1438712 and all policies identified as underlying insurance in such policy	04/01/83 - 04/01/84

SCHEDULE 2.21-2

CARRIER	POLICY	YEARS
Fireman’s Fund Ins. Co.	TP 60435	04/01/65 – 04/01/68
Fireman’s Fund Ins. Co.	XLX 1619882 and all policies identified as underlying insurance in such policy	04/01/84 – 04/01/85
Fireman’s Fund Ins. Co.	XLX 1689534 and all policies identified as underlying insurance in such policy	04/01/85 – 04/01/86
Pacific Indemnity Co.	LC77187488	04/01/63 – 04/01/65
U.S. Fire Ins. Co.	CCL 142226 and all policies identified as underlying insurance in such policy	04/01/63 – 04/01/66
U.S. Fire Ins. Co.	CCL 208348 and all policies identified as underlying insurance in such policy	04/01/66 – 04/01/69
U.S. Fire Ins. Co.	DCL 494927 and all policies identified as underlying insurance in such policy	04/01/69 – 04/01/72
Any other policies that may be identified as possibly providing coverage for the liabilities identified as the BKK Liabilities

SCHEDULE 2.21-3

SCHEDULE 2.23

LIST OF CLAIMS ASSOCIATED
WITH BONDING CLAIMS

SCHEDULE 2.23

Lakeview Claim

POC #	Claimant Name	Filed Claim Amount	Debtor	Nature
2838	RICHARD GREGORY SKINNER	$214,699.00	Washington Mutual, Inc.	Priority

Safeco Surety Bond Claim

Date Filed	Claim No.	Name	Total Field Claim Amount	Debtor Name	Nature
08/12/2009	3760	Safeco Insurance Company of America	2,701,755	WMI	Secured
08/12/2009	3760	Safeco Insurance Company of America	222,798,245	WMI	General Unsecured

SCHEDULE 2.23

SCHEDULE 3.1(a)

LIST OF ORDINARY COURSE PROFESSIONALS

SCHEDULE 3.1(a)

Kathleen C. Dewar
Christy Vernor, CPA
60th Street Advisors/Carey M. Bregnan

SCHEDULE 3.1(a)

SCHEDULE 3.1(b)

LIST OF POST-PETITION DATE AGREEMENTS
RE:  WMI ENTITIES

SCHEDULE 3.1(b)

1.	Agreement Regarding WaMu Savings Plan, dated as of June 16, 2009, between Washington Mutual, Inc., JPMorgan Chase Bank, N.A. and their respective affiliates and subsidiaries.

2.	Assignment of Trust Agreement, dated as of August 10, 2009, between Washington Mutual, Inc. and Fidelity Management Trust Company, consented to by JPMorgan Bank Chase Bank, N.A.

3.	Agreement, dated October ___, 2009, between Ahmanson Obligation Company and JPMorgan Chase Bank, N.A.

4.
Stipulation and Agreement , dated October 9, 2009 among Washington Mutual, Inc. and WMI Investment Corporation (collectively, the “Debtors”), Dell Marketing L.P. and JPMorgan Chase Bank, N.A. resolving Motion of Debtors Pursuant to Rule 9024 of the Federal Rules of Bankruptcy Procedure for Reconsideration of the Order Approving That Certain Stipulation by an between Debtors and Dell Marketing, L.P., dated December 17, 2008.

5.	Agreement Regarding Reconciliation of State Tax Refunds entered into by and among Washington Mutual, Inc., JPMorgan Chase Bank, N.A. and Federal Deposit Corporation, dated May 29, 2009.

6.	Limited Power of Attorney by Ahmanson Obligation Company in favor of JPMorgan Chase Bank, N.A. regarding servicing and administration of certain mortgage loans, , dated September 29, 2009.

7.
Settlement Agreement, dated ___, 2010, by and among Zurich American Insurance Company and its subsidiaries and affiliated companies, Washington Mutual, Inc., WMI Investment Corp. and JPMorgan Chase Bank, N.A.

8.
Settlement Agreement, dated ___, 2010, by and among Old Republic Insurance Company and its subsidiaries and affiliated companies, Washington Mutual, Inc., WMI Investment Corp. and JPMorgan Chase Bank, N.A.

9.
Settlement Agreement, dated ___, 2010, by and among Lumbermens Mutual Casualty Company, American Motorists Insurance Company, American Manufacturing Mutual Insurance Company, American Protection Insurance Company, Washington Mutual, Inc., WMI Investment Corp. and JPMorgan Chase Bank, N.A.

10.
Agreement, dated November 24, 2008, by and between Washington Mutual, Inc. and JPMorgan Chase Bank, N.A. for indemnification of JPMorgan Chase Bank, N.A. for certain work relating to Internal Revenue Code Section 409A.

SCHEDULE 3.1(b)-1

11.	Letter Agreement, dated April 9, 2010, entered into between JPMorgan Chase Bank, N.A. and NorLease Inc. and acknowledged and consented to in part by Washington Mutual, Inc.

12.	Assignment And Assumption Agreement, dated as of February 10, 2009, among Washington Mutual, Inc., JPMorgan Chase Bank, N.A., and PGA Plaza Associates, Ltd.

13.	Assignment And Assumption Agreement, dated as of February 10, 2009, among Washington Mutual, Inc., JPMorgan Chase Bank, N.A., and Batac Corporation.

SCHEDULE 3.1(b)-2

SCHEDULE 3.2

LIST OF POST-PETITION DATE AGREEMENT
RE:  JPMC ENTITIES

SCHEDULE 3.2

1.	Agreement Regarding WaMu Savings Plan, dated as of June 16, 2009, between Washington Mutual, Inc., JPMorgan Chase Bank, N.A. and their respective affiliates and subsidiaries.

2.	Assignment of Trust Agreement, dated as of August 10, 2009, between Washington Mutual, Inc. and Fidelity Management Trust Company, consented to by JPMorgan Bank Chase Bank, N.A.

3.	Agreement, dated October ___, 2009, between Ahmanson Obligation Company and JPMorgan Chase Bank, N.A.

4.
Stipulation and Agreement , dated October 9, 2009 among Washington Mutual, Inc. and WMI Investment Corporation (collectively, the “Debtors”), Dell Marketing L.P. and JPMorgan Chase Bank, N.A. resolving Motion of Debtors Pursuant to Rule 9024 of the Federal Rules of Bankruptcy Procedure for Reconsideration of the Order Approving That Certain Stipulation by an between Debtors and Dell Marketing, L.P., dated December 17, 2008.

5.	Agreement Regarding Reconciliation of State Tax Refunds entered into by and among Washington Mutual, Inc., JPMorgan Chase Bank, N.A. and Federal Deposit Corporation, dated May 29, 2009.

6.	Limited Power of Attorney by Ahmanson Obligation Company in favor of JPMorgan Chase Bank, N.A. regarding servicing and administration of certain mortgage loans, , dated September 29, 2009.

7.
Settlement Agreement, dated ___, 2010, by and among Zurich American Insurance Company and its subsidiaries and affiliated companies, Washington Mutual, Inc., WMI Investment Corp. and JPMorgan Chase Bank, N.A.

8.
Settlement Agreement, dated ___, 2010, by and among Old Republic Insurance Company and its subsidiaries and affiliated companies, Washington Mutual, Inc., WMI Investment Corp. and JPMorgan Chase Bank, N.A.

9.
Settlement Agreement, dated ___, 2010, by and among Lumbermens Mutual Casualty Company, American Motorists Insurance Company, American Manufacturing Mutual Insurance Company, American Protection Insurance Company, Washington Mutual, Inc., WMI Investment Corp. and JPMorgan Chase Bank, N.A.

10.
Agreement, dated November 24, 2008, by and between Washington Mutual, Inc. and JPMorgan Chase Bank, N.A. for indemnification of JPMorgan Chase Bank, N.A. for certain work relating to Internal Revenue Code Section 409A.

SCHEDULE 3.2-1

11.	Letter Agreement, dated April 9, 2010, entered into between JPMorgan Chase Bank, N.A. and NorLease Inc. and acknowledged and consented to in part by Washington Mutual, Inc.

12.	Assignment And Assumption Agreement, dated as of February 10, 2009, among Washington Mutual, Inc., JPMorgan Chase Bank, N.A., and PGA Plaza Associates, Ltd.

13.	Assignment And Assumption Agreement, dated as of February 10, 2009, among Washington Mutual, Inc., JPMorgan Chase Bank, N.A., and Batac Corporation.

SCHEDULE 3.2-2

SCHEDULE 3.3

LIST OF POST-PETITION DATE AGREEMENTS
RE:  FDIC ENTITIES

NONE

SCHEDULE 3.3

SCHEDULE 3.4

LIST OF POST-PETITION DATE AGREEMENTS
RE:  SETTLEMENT NOTE HOLDERS

NONE

SCHEDULE 3.4

SCHEDULE 3.5

LIST OF POST-PETITION DATE AGREEMENTS
RE:  CREDITORS’ COMMITTEE

NONE

SCHEDULE 3.5